ARMADA FUNDS PROSPECTUS
                           A, B AND C SHARES (RETAIL)

                                 OCTOBER 1, 2003

                                  EQUITY FUNDS
                            INTERNATIONAL EQUITY FUND
                           LARGE CAP CORE EQUITY FUND
                              LARGE CAP GROWTH FUND
                              LARGE CAP ULTRA FUND
                              LARGE CAP VALUE FUND
                               MID CAP GROWTH FUND
                               S&P 500 INDEX FUND
                               SMALL CAP CORE FUND
                              SMALL CAP GROWTH FUND
                              SMALL CAP VALUE FUND
                            SMALL/MID CAP VALUE FUND
                             TAX MANAGED EQUITY FUND


                             ASSET ALLOCATION FUNDS
                           AGGRESSIVE ALLOCATION FUND
                            BALANCED ALLOCATION FUND
                          CONSERVATIVE ALLOCATION FUND


                               FIXED INCOME FUNDS
                                    BOND FUND
                                    GNMA FUND
                             INTERMEDIATE BOND FUND
                           LIMITED MATURITY BOND FUND
                           TOTAL RETURN ADVANTAGE FUND
                              ULTRA SHORT BOND FUND
                           U.S. GOVERNMENT INCOME FUND

                               TAX FREE BOND FUNDS
                          MICHIGAN MUNICIPAL BOND FUND
                          NATIONAL TAX EXEMPT BOND FUND
                            OHIO TAX EXEMPT BOND FUND
                        PENNSYLVANIA MUNICIPAL BOND FUND

                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                   APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
                     ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
  FUNDS

WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class A, Class B and Class C Shares of the Funds before investing. Armada also offers Class A, Class B and Class C Shares of Armada money market funds in a separate prospectus. To obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND
(3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:




                                                                            PAGE
ARMADA INTERNATIONAL EQUITY FUND...............................................2
ARMADA LARGE CAP CORE EQUITY FUND..............................................4
ARMADA LARGE CAP GROWTH FUND...................................................6
ARMADA LARGE CAP ULTRA FUND....................................................8
ARMADA LARGE CAP VALUE FUND...................................................10
ARMADA MID CAP GROWTH FUND....................................................12
ARMADA S&P 500 INDEX FUND.....................................................14
ARMADA SMALL CAP CORE FUND....................................................16
ARMADA SMALL CAP GROWTH FUND..................................................18
ARMADA SMALL CAP VALUE FUND...................................................20
ARMADA SMALL/MID CAP VALUE FUND...............................................22
ARMADA TAX MANAGED EQUITY FUND................................................24
ARMADA AGGRESSIVE ALLOCATION FUND.............................................32
ARMADA BALANCED ALLOCATION FUND...............................................36
ARMADA CONSERVATIVE ALLOCATION FUND...........................................40
ARMADA BOND FUND..............................................................46
ARMADA GNMA FUND..............................................................48
ARMADA INTERMEDIATE BOND FUND.................................................50
ARMADA LIMITED MATURITY BOND FUND.............................................52
ARMADA TOTAL RETURN ADVANTAGE FUND............................................54
ARMADA ULTRA SHORT BOND FUND..................................................56
ARMADA U.S. GOVERNMENT INCOME FUND............................................58
ARMADA MICHIGAN MUNICIPAL BOND FUND...........................................64
ARMADA NATIONAL TAX EXEMPT BOND FUND..........................................66

ARMADA OHIO TAX EXEMPT BOND FUND..............................................68
ARMADA PENNSYLVANIA MUNICIPAL BOND FUND.......................................70
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES........................75
MORE INFORMATION ABOUT FUND INVESTMENTS.......................................79
INVESTOR PROFILES.............................................................80
INVESTMENT ADVISER AND INVESTMENT TEAMS.......................................82
PURCHASING, SELLING AND EXCHANGING FUND SHARES................................84
DIVIDENDS AND TAXES...........................................................93
FINANCIAL HIGHLIGHTS..........................................................95

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.


Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.


No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

ARMADA INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in common stocks of issuers
                                     located in at least three foreign countries

PRINCIPAL RISKS                      Market risk, foreign risk, multi-national
                                     companies risk, country risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS
1998            1999          2000          2001           2002

19.53%          49.71%        -17.09%       -25.52%        -19.20%

Best Quarter               36.05%           (12/31/99)
Worst Quarter             -19.96%           (9/30/02)


The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 6.01%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE MSCI EAFE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                        1 YEAR           5 YEARS        SINCE INCEPTION      DATE OF
                                                                                                          INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada International Equity Fund                                                                           8/1/97

   Returns Before Taxes                              -23.62%           -3.34%             -4.40%

   Returns After Taxes on Distributions              -23.68%           -3.75%             -4.78%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                               -14.50%           -2.58%             -3.40%
----------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index 1
(reflects no deduction for fees, expenses or
taxes)                                               -15.94%           -2.89%             -4.53%        Since 7/31/97
----------------------------------------------------------------------------------------------------------------------


CLASS B SHARES                                        1 YEAR           5 YEARS        SINCE INCEPTION      DATE OF
                                                                                                          INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada International Equity Fund                     -23.67%             N/A              -3.24%           1/6/98
----------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index 1
(reflects no deduction for fees, expenses or
taxes)                                               -15.94%             N/A              -2.89%       Since 12/31/97
----------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                        1 YEAR           5 YEARS       SINCE INCEPTION      DATE OF
                                                                                                         INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada International Equity Fund                     -20.46%             N/A             -19.66%           1/5/00
----------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index 1
(reflects  no  deduction  for fees,  expenses or
taxes)                                               -15.94%             N/A             -17.24%       Since 12/31/99
----------------------------------------------------------------------------------------------------------------------

1The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
 EAFE) Index is an unmanaged index comprising 21 MSCI country indices, representing developed markets outside of North America.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP CORE EQUITY FUND
         (FORMERLY KNOWN AS THE "ARMADA CORE EQUITY FUND")

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in common stocks of large cap
                                      companies

PRINCIPAL RISK                        Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. The Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth of 10% or more, with no losses during the last five years; (2) common stocks with price-to-earnings ratios at least 20% below the average of the companies included in the S&P 500 Composite Stock Price Index; and (3) common stocks that pay dividends at a rate at least 20% above the average of the companies included in the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS
1998           1999        2000        2001         2002

31.99%         19.72%      1.45%        -14.49%     -20.44%

Best Quarter               25.04%          (12/31/98)
Worst Quarter             -17.62%          (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 10.20%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


-------------------------------------------------------------------------------------------------------------------------
                                                                                            SINCE           DATE OF
CLASS A SHARES                                               1 YEAR         5 YEARS        INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Armada Large Cap Core Equity Fund                                                                             8/1/97

   Returns Before Taxes                                     -24.79%          0.60%           1.06%

   Returns After Taxes on Distributions                     -24.94%         -0.52%           0.00%

   Returns After Taxes on Distributions and Sale of
   Fund Shares                                              -15.22%          0.56%           0.92%
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1                       -22.10%         -0.59%          -0.10%        Since 7/31/97
(reflects no deduction for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                            SINCE           DATE OF
CLASS B SHARES                                               1 YEAR         5 YEARS        INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Armada Large Cap Core Equity Fund                           -24.89%           N/A            0.81%             1/6/98
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees, expenses or taxes)         -22.10%           N/A            -0.59%        Since 12/31/97
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                            SINCE           DATE OF
CLASS C SHARES                                               1 YEAR         5 YEARS        INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Armada Large Cap Core Equity Fund                           -21.72%           N/A           -11.80%           1/20/00
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1 (reflects no
deduction for fees, expenses or taxes)                      -22.10%           N/A           -13.42%        Since 1/31/00
-------------------------------------------------------------------------------------------------------------------------

1The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP GROWTH FUND
         (FORMERLY KNOWN AS THE "ARMADA EQUITY GROWTH FUND")

FUND SUMMARY

INVESTMENT GOAL                          Capital appreciation

PRINCIPAL INVESTMENT STRATEGY            Investing in growth-oriented common
                                         stocks of large cap companies

PRINCIPAL RISK                           Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002

-0.47%        -0.94%      28.51%     19.98%      36.34%      28.74%      22.66%     -5.48%      -16.53%     -28.39%

Best Quarter                22.85%           (12/31/98)
Worst Quarter              -16.15%          (3/31/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 7.81%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------------------------
CLASS A SHARES                                           1 YEAR         5 YEARS        10 YEARS
--------------------------------------------------------------------------------------------------
Armada Large Cap Growth Fund

   Returns Before Taxes                                  -32.32%         -3.36%          5.74%

   Returns After Taxes on Distributions                  -32.34%         -3.87%          4.16%

   Returns After Taxes on Distributions and Sale of      -19.84%         -2.62%          4.20%
   Fund Shares
--------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1                    -22.10%         -0.59%          9.34%
(reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                         SINCE          DATE OF
CLASS B SHARES                             1 YEAR        5 YEARS        10 YEARS       INCEPTION       INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Large Cap Growth Fund              -32.41%          N/A            N/A           -3.08%          1/6/98
-------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1     -22.10%          N/A            N/A           -0.59%      Since 12/31/97
(reflects no deduction for fees,
expenses or taxes)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                         SINCE          DATE OF
CLASS C SHARES                             1 YEAR        5 YEARS        10 YEARS       INCEPTION       INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Large Cap Growth Fund              -29.59%          N/A            N/A           -17.25%         1/27/00
-------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees,
expenses or taxes)                        -22.10%          N/A            N/A           -13.42%      Since 1/31/00
-------------------------------------------------------------------------------------------------------------------

1The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP ULTRA FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in growth-oriented common stocks
                                     of large cap companies

PRINCIPAL RISK                       Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in a diversified portfolio of common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Large Capitalization Fund which was reorganized into the Armada Large Cap Ultra Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS
1997            1998        1999        2000         2001         2002

28.76%          42.37%      28.53%      -17.03%      -23.08%      -32.75%

Best Quarter                25.49%          (12/31/98)
Worst Quarter              -21.10%          (3/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 4.00%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-------------------------------------------------------------------------------------------------------------
                                                                                  SINCE         DATE OF
CLASS A SHARES                                      1 YEAR       5 YEARS        INCEPTION      INCEPTION
-------------------------------------------------------------------------------------------------------------
Armada Large Cap Ultra Fund                                                                       2/1/96
   Returns Before Taxes                            -36.43%        -5.79%          1.90%
   Returns After Taxes on Distributions            -36.43%        -7.41%          0.25%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                             -22.37%        -3.64%          2.29%
-------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index 1
(reflects no deduction for fees, expenses or
taxes)                                             -27.88%        -3.84%          3.61%       Since 1/31/96
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                  SINCE         DATE OF
CLASS B SHARES                                      1 YEAR       5 YEARS        INCEPTION      INCEPTION
-------------------------------------------------------------------------------------------------------------
Armada Large Cap Ultra Fund                        -36.45%        -5.63%          2.03%           2/1/96
-------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index 1
(reflects no deduction for fees, expenses or
taxes)                                             -27.88%        -3.84%          3.61%       Since 1/31/96
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                  SINCE         DATE OF
CLASS C SHARES                                      1 YEAR       5 YEARS        INCEPTION      INCEPTION
-------------------------------------------------------------------------------------------------------------
Armada Large Cap Ultra Fund                        -33.84%         N/A           -29.99%         6/15/00
-------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index 1
(reflects no deduction for fees, expenses or       -27.88%         N/A           -25.99%      Since 5/31/00
taxes)
-------------------------------------------------------------------------------------------------------------

1The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation

PRINCIPAL INVESTMENT STRATEGY          Investing in value-oriented common stocks
                                       of large cap companies

PRINCIPAL RISK                         Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002

27.37%        17.89%      28.87%     9.77%       -0.25%      11.30%      -4.05%     -15.22%


Best Quarter                12.50%           (6/30/97)
Worst Quarter              -17.98%           (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 8.48%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 1000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

------------------------------------------------------------------------------------------------------------
                                                                                  SINCE         DATE OF
CLASS A SHARES                                      1 YEAR       5 YEARS        INCEPTION      INCEPTION
------------------------------------------------------------------------------------------------------------
Armada Large Cap Value Fund                                                                     8/22/94

   Returns Before Taxes                           -19.87%        -1.30%          7.12%

   Returns After Taxes on Distributions           -20.27%        -2.43%          5.60%

   Returns After Taxes on Distributions and       -12.15%        -1.29%          5.34%
   Sale of Fund Shares
------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index 1
(reflects no deduction for fees, expenses or
taxes)                                            -15.52%         1.16%         10.47%       Since 8/31/94
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                  SINCE         DATE OF
CLASS B SHARES                                      1 YEAR       5 YEARS        INCEPTION      INCEPTION
------------------------------------------------------------------------------------------------------------
Armada Large Cap Value Fund                       -20.10%         N/A           -0.97%           1/6/98
------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index 1
(reflects no deduction for fees, expenses or
taxes)                                            -15.52%         N/A            1.16%       Since 12/31/97
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                  SINCE         DATE OF
CLASS C SHARES                                      1 YEAR       5 YEARS        INCEPTION      INCEPTION
------------------------------------------------------------------------------------------------------------
Armada Large Cap Value Fund                       -16.73%         N/A           -2.40%          1/27/00
------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index 1
(reflects no deduction for fees, expenses or
taxes)                                            -15.52%         N/A           -4.20%       Since 1/31/00
------------------------------------------------------------------------------------------------------------

1The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MID CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in growth-oriented common stocks
                                      of medium-sized companies

PRINCIPAL RISK                        Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Armada Mid Cap Growth Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002

12.90%        -5.43%      29.58%     18.53%      11.60%      11.04%      45.47%     -8.11%      -19.17%     -31.35%


Best Quarter                34.98%           (12/31/99)
Worst Quarter              -27.16%           (9/30/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 14.05%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                              1 YEAR      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Armada Mid Cap Growth Fund
   Returns Before Taxes                     -35.03%     -4.86%         3.62%
   Returns After Taxes on Distributions     -35.03%     -8.31%         0.09%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                  -21.51%     -3.02%         3.03%
--------------------------------------------------------------------------------
Russell Midcap Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                          -27.41%     -1.82%         6.71%
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES                               1 YEAR     5 YEARS      10 YEARS         SINCE          DATE OF
                                                                                    INCEPTION       INCEPTION
-----------------------------------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund                  -35.32%     -4.63%          N/A           2.71%          2/4/94
----------------------------------------------------- -----------------------------------------------------------
Russell Midcap Growth Index 1
(reflects no deduction for fees,            -27.41%     -1.82%          N/A           5.98%       Since 1/31/94
expenses or taxes)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
CLASS C SHARES                              1 YEAR      5 YEARS      10 YEARS         SINCE         DATE OF
                                                                                    INCEPTION      INCEPTION
-----------------------------------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund                  -32.51%       N/A           N/A          -28.26%        6/15/00
-----------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                          -27.41%       N/A           N/A          -23.27%     Since 5/31/00
-----------------------------------------------------------------------------------------------------------------

1The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest U.S. companies among the largest 1,000 U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA S&P 500 INDEX FUND
         (FORMERLY KNOWN AS THE "ARMADA EQUITY INDEX FUND")


FUND SUMMARY


INVESTMENT GOAL                         To approximate, before Fund expenses,
                                        the investment results of the S&P 500
                                        Composite Stock Price Index

PRINCIPAL INVESTMENT STRATEGY           Investing in stocks that comprise
                                        the S&P 500 Composite Stock Price Index

PRINCIPAL RISKS                         Market risk, tracking error risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada S&P 500 Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in stocks of companies included in the S&P 500 Composite Stock Price Index. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The S&P 500 Composite Stock Price Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Stock Price Index in the same relative proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Stock Price Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e. by using economic, financial or market analysis). However, the Adviser believes that by employing certain active management strategies for a small percentage of the Fund's assets, the Fund's net returns after expenses may more closely approximate returns of the S&P 500 Composite Stock Price Index.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS
  1999           2000        2001         2002

  20.28%         -9.45%      -12.47%      -22.57

Best Quarter               14.65%          (12/31/99)
Worst Quarter             -17.37%          (9/30/02)


The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 11.46%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-----------------------------------------------------------------------------------------------------------
CLASS A SHARES                                        1 YEAR             SINCE              DATE OF
                                                                       INCEPTION           INCEPTION
-----------------------------------------------------------------------------------------------------------
Armada S&P 500 Index Fund                                                                   10/15/98
   Returns Before Taxes                               -25.45%            -4.19%
   Returns After Taxes on Distributions               -25.77%            -4.57%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                                -15.61%            -3.43%
-----------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees, expenses or
taxes)                                                -22.10%            -2.76%          Since 10/15/98
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
CLASS B SHARES                                        1 YEAR             SINCE              DATE OF
                                                                       INCEPTION           INCEPTION
-----------------------------------------------------------------------------------------------------------
Armada S&P 500 Index Fund                             -27.20%           -15.54%              1/4/00
-----------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees, expenses or
taxes)                                                -22.10%           -13.27%           Since 1/4/00
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
CLASS C SHARES                                        1 YEAR             SINCE              DATE OF
                                                                       INCEPTION           INCEPTION
-----------------------------------------------------------------------------------------------------------
Armada S&P 500 Index Fund                             -24.04%           -15.83%              1/17/00
-----------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees, expenses or
taxes)                                                -22.10%           -14.65%           Since 1/17/00
-----------------------------------------------------------------------------------------------------------

1The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by National City Investment Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

FUND FEES AND EXPENSES

See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP CORE FUND

FUND SUMMARY

INVESTMENT GOAL                             Capital appreciation

PRINCIPAL INVESTMENT STRATEGY               Investing in common stocks of small
                                            cap companies

PRINCIPAL RISKS                             Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Core Fund's investment objective is to provide capital appreciation. The Fund intends to achieve its objective by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser will normally invest between 30% and 70% of its assets in the following two types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth rate that is greater than the average growth rate of the companies included in the Russell 2000 Index; and (2) common stocks with price-to-earnings ratios of at least 20% below the average of the companies included in the Russell 2000 Index.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations as of the date of this prospectus.

FUND FEES AND EXPENSES

See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in growth-oriented common stocks
                                      of small cap companies

PRINCIPAL RISKS                       Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS
1998           1999        2000          2001          2002

7.28%          35.63%      -15.19%       -8.27%        -39.47%


Best Quarter               36.11%           (12/31/99)
Worst Quarter             -25.82%           (9/30/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 15.81%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                1 YEAR          5 YEARS         SINCE INCEPTION       DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------------
Armada Small Cap Growth Fund                                                                             8/1/97
   Returns Before Taxes                       -42.78%          -8.32%             -6.53%
   Returns After Taxes on Distributions       -42.78%          -8.74%             -6.94%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                    -26.27%          -6.17%             -4.84%
------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                            -30.26%          -6.59%             -5.73%              Since 7/31/97
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                1 YEAR          5 YEARS         SINCE INCEPTION       DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------------
Armada Small Cap Growth Fund                  -42.87%           N/A               -8.19%                 1/6/98
------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                            -30.26%           N/A               -6.59%             Since 12/31/97
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                1 YEAR          5 YEARS         SINCE INCEPTION       DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------------
Armada Small Cap Growth Fund                 -40.39%            N/A               -24.70%                1/20/00
------------------------------------------------------------------------------------------------------------------------
 Russell 2000 Growth Index 1
 (reflects no deduction for fees,
 expenses or taxes)                          -30.26%            N/A               -21.39%             Since 1/31/00
------------------------------------------------------------------------------------------------------------------------

1The Russell 2000 Growth Index is comprised of securities in the Russell 2000
 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in value-oriented common stocks
                                      of small cap companies

PRINCIPAL RISKS                       Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002

18.41%        22.32%      32.05%     -7.64%      7.65%       33.22%      17.03%     -10.75%

Best Quarter                19.22%         (12/31/01)
Worst Quarter              -17.92%          (9/30/98)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 12.11%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 2000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE

HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------------------------
CLASS A SHARES                               1 YEAR      5 YEARS          SINCE             DATE OF
                                                                       INCEPTION           INCEPTION
-------------------------------------------------------------------------------------------------------
Armada Small Cap Value Fund                                                                 8/15/94
   Returns Before Taxes                     -15.65%      5.50%          12.15%
   Returns After Taxes on Distributions     -17.26%      3.44%           9.55%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                   -9.41%      3.58%           8.95%
-------------------------------------------------------------------------------------------------------
Russell 2000 Value Index 1
(reflects no deduction for fees,
expenses or taxes)                          -11.43%      2.71%          10.37%           Since 7/31/94
-------------------------------------------------------------------------------------------------------

CLASS B SHARES                               1 YEAR      5 YEARS          SINCE             DATE OF
                                                                       INCEPTION           INCEPTION
-------------------------------------------------------------------------------------------------------
Armada Small Cap Value Fund                 -15.59%       N/A            5.80%               1/6/98
-------------------------------------------------------------------------------------------------------
Russell 2000 Value Index 1
(reflects no deduction for fees,
expenses or taxes)                          -11.43%       N/A            2.71%           Since 12/31/97
-------------------------------------------------------------------------------------------------------

CLASS C SHARES                               1 YEAR      5 YEARS          SINCE             DATE OF
                                                                       INCEPTION           INCEPTION
-------------------------------------------------------------------------------------------------------
Armada Small Cap Value Fund                -12.19%        N/A            12.29%             1/27/00
-------------------------------------------------------------------------------------------------------
Russell 2000 Value Index 1
(reflects no deduction for fees,
expenses or taxes)                         -11.43%        N/A            8.65%           Since 1/31/00
-------------------------------------------------------------------------------------------------------

1 The Russell 2000 Value Index is comprised of securities in the Russell 2000
  Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL/MID CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                       Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in value-oriented common stocks
                                      of small cap and mid cap companies

PRINCIPAL RISKS                       Market risk, smaller companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small/Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have small cap or mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $500 million and $5 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap and mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap or mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALLER COMPANIES RISK. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


There is no performance information for the Fund because it had not completed a full calendar year of investment operations as of December 31, 2002.


FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX MANAGED EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation, while minimizing the
                                     impact of taxes

PRINCIPAL INVESTMENT STRATEGY        Investing in common stocks using strategies
                                     designed to minimize the impact of taxes

PRINCIPAL RISK                       Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while minimizing the impact of taxes on shareholders' returns. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to minimize the realization of taxable gains by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.

The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."


PERFORMANCE INFORMATION

The performance of Class A Shares of the Armada Tax Managed Equity Fund for the period April 9, 1998 until May 11, 1998, when Class A Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class A Shares of the Tax Managed Equity Fund for the periods prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Tax Managed Equity Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Tax Managed Equity Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Tax Managed Equity Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Tax Managed Equity Fund.


The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Tax Managed Equity Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS
1993         1994       1995         1996        1997        1998        1999       2000        2001         2002

1.20%        -1.85%     29.51%       20.64%      39.06%      37.25%      18.77%     -2.47%      -12.87%      -25.44%

Best Quarter               23.02%           (12/31/98)
Worst Quarter             -16.14%           (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 6.80%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY AND ONLY SINCE THE FUND COMMENCED OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                    1 YEAR      5 YEARS     10 YEARS    SINCE COMMENCEMENT     DATE OF COMMENCEMENT
                                                                      AS REGISTERED FUND      AS REGISTERED FUND
--------------------------------------------------------------------------------------------------------------------
Armada Tax Managed Equity Fund                                                                      4/9/98
   Returns Before Taxes           -29.53%     -0.48% 1     7.74%1          -3.44%
   Returns After Taxes on
   Distributions                  -29.77%      N/A 2         N/A 2         -3.57%
   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                    -18.00%      N/A 2         N/A 2         -2.75%
--------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 3
(reflects no deduction for
fees, expenses or taxes)          -22.10%     -0.59%       9.34%            -3.31%               Since 3/31/98
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                 1 YEAR       5 YEARS       10 YEARS       SINCE      DATE OF INCEPTION
                                                                                       INCEPTION
--------------------------------------------------------------------------------------------------------------------
Armada Tax Managed Equity Fund                 -29.55%        N/A           N/A          -3.61%          5/4/98
--------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 3
(reflects no deduction for fees, expenses
or taxes)                                      -22.10%        N/A           N/A          -3.58%       Since 4/30/98
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                 1 YEAR       5 YEARS       10 YEARS       SINCE      DATE OF INCEPTION
                                                                                       INCEPTION
--------------------------------------------------------------------------------------------------------------------
Armada Tax Managed Equity Fund                 -26.69%        N/A           N/A         -14.72%          1/10/00
--------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 3
(reflects no deduction for fees, expenses
or taxes)                                      -22.10%        N/A           N/A         -14.55%      Since 12/31/99
--------------------------------------------------------------------------------------------------------------------

1 Performance for periods prior to the Fund's commencement of operations as a registered mutual fund reflects performance of the predecessor common trust fund described above.
2 After-tax returns for periods prior to commencement of operations as a registered mutual fund are not available.
3 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                          INTERNATIONAL EQUITY FUND                 LARGE CAP CORE EQUITY FUND
                                         CLASS A     CLASS B     CLASS C           CLASS A     CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)         5.50% 1       None       None              5.50% 1     None       None
------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)         None       5.00% 2     1.00% 3             None      5.00% 2    1.00% 3
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None        None        None               None       None       None
------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            None        None        None               None       None       None
------------------------------------------------------------------------------------------------------------------
Exchange Fee                               None        None        None               None       None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                  1.15%       1.15%       1.15%              0.75%      0.75%      0.75%
------------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                              0.05% 4     0.75%       0.75%              0.05% 4    0.75%      0.75%
------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 5           0.25%       0.25%       0.25%              0.25%      0.25%      0.25%
------------------------------------------------------------------------------------------------------------------
   Other                                  0.18%       0.18%       0.18%              0.14% 6    0.14% 6    0.14% 6
------------------------------------------------------------------------------------------------------------------
Total Other Expenses                      0.43%       0.43%       0.43%              0.39%      0.39%      0.39%
------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                        1.63%       2.33%       2.33%              1.19%      1.89%      1.89%
------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                             LARGE CAP GROWTH FUND                      LARGE CAP ULTRA FUND
                                         CLASS A     CLASS B     CLASS C           CLASS A     CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)         5.50% 1       None       None              5.50% 1     None       None
------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)         None        5.00% 2    1.00% 3             None      5.00% 2    1.00% 3
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None        None        None               None       None       None
------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            None        None        None               None       None       None
------------------------------------------------------------------------------------------------------------------
Exchange Fee                               None        None        None               None       None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                  0.75%       0.75%       0.75%              0.75%      0.75%      0.75%
------------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                              0.05% 4     0.75%       0.75%              0.05% 4    0.75%      0.75%
------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 5           0.25%       0.25%       0.25%              0.25%      0.25%      0.25%
------------------------------------------------------------------------------------------------------------------
   Other 6                                0.13%       0.13%       0.13%              0.18%      0.18%      0.18%
------------------------------------------------------------------------------------------------------------------
Total Other Expenses                      0.38%       0.38%       0.38%              0.43%      0.43%      0.43%
------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                        1.18%       1.88%       1.88%              1.23%      1.93%      1.93%
------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                             LARGE CAP VALUE FUND                     MID CAP GROWTH FUND
                                         CLASS A    CLASS B     CLASS C            CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)         5.50% 1       None       None              5.50% 1     None       None
------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)         None       5.00% 2     1.00% 3             None      5.00% 2    1.00% 3
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None        None        None               None       None       None
------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            None        None        None               None       None       None
------------------------------------------------------------------------------------------------------------------
Exchange Fee                               None        None        None               None       None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                  0.75%       0.75%       0.75%              1.00%      1.00%      1.00%
------------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                              0.05% 4     0.75%       0.75%              0.05% 4    0.75%      0.75%
------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 5           0.25%       0.25%       0.25%              0.25%      0.25%      0.25%
------------------------------------------------------------------------------------------------------------------
   Other                                  0.13%       0.13%       0.13%              0.20% 6    0.20% 6    0.20% 6
------------------------------------------------------------------------------------------------------------------
Total Other Expenses                      0.38%       0.38%       0.38%              0.45%      0.45%      0.45%
------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                        1.18%       1.88%       1.88%              1.50%      2.20%      2.20%
------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                               S&P 500 INDEX FUND                        SMALL CAP CORE FUND
                                         CLASS A    CLASS B     CLASS C             CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)         3.75% 1       None       None              5.50% 1     None       None
------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)         None       5.00% 2     1.00% 3             None      5.00% 2    1.00% 3
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                             None       None        None               None       None       None
---------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)             None       None        None               None       None       None
---------------------------------------------------------------------------------------------------------------------
Exchange Fee                                None       None        None               None       None       None



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 7                0.35%       0.35%       0.35%              1.00%      1.00%      1.00%
---------------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                              0.00% 4     0.75%       0.75%              0.05% 4    0.75%      0.75%
---------------------------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 5           0.25%       0.25%       0.25%              0.25%      0.25%      0.25%
---------------------------------------------------------------------------------------------------------------------
   Other                                  0.14%       0.14%       0.14%              0.16% 8    0.16% 8    0.16% 8
---------------------------------------------------------------------------------------------------------------------
Total Other Expenses                      0.39%       0.39%       0.39%              0.41%      0.41%      0.41%
---------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 7                      0.74%       1.49%       1.49%              1.46%      2.16%      2.16%
---------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                           SMALL CAP GROWTH FUND                      SMALL CAP VALUE FUND
                                        CLASS A     CLASS B    CLASS C            CLASS A   CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)         5.50% 1       None       None              5.50% 1     None       None
------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)         None       5.00% 2     1.00% 3             None      5.00% 2    1.00% 3
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None        None       None               None      None       None
----------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            None        None       None               None      None       None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                               None        None       None               None      None       None



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                  1.00%       1.00%      1.00%              1.00%     1.00%      1.00%
----------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                              0.05% 4     0.75%      0.75%              0.05% 4   0.75%      0.75%
----------------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 5           0.25%       0.25%      0.25%              0.25%     0.25%      0.25%
----------------------------------------------------------------------------------------------------------------
   Other                                  0.19%       0.19%      0.19%              0.13%     0.13%      0.13% 6
----------------------------------------------------------------------------------------------------------------
Total Other Expenses                      0.44%       0.44%      0.44%              0.38%     0.38%      0.38%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                        1.49%       2.19%      2.19%              1.43%     2.13%      2.13%
----------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                             SMALL/MID CAP VALUE FUND                  TAX MANAGED EQUITY FUND
                                           CLASS A     CLASS B     CLASS C           CLASS A     CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)            5.50% 1      None        None             5.50% 1      None       None
--------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)            None       5.00% 2     1.00% 3             None      5.00% 2    1.00% 3
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                               None        None        None              None        None       None
--------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)               None        None        None              None        None       None
--------------------------------------------------------------------------------------------------------------------
Exchange Fee                                  None        None        None              None        None       None



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                     1.00% 7     1.00% 7     1.00% 7           0.75%       0.75%      0.75%
--------------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                 0.02% 4     0.75%       0.75%             0.05% 4     0.75%      0.75%
--------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 5              0.25%       0.25%       0.25%             0.25%       0.25%      0.25%
--------------------------------------------------------------------------------------------------------------------
   Other 6                                   0.16%       0.16%       0.16%             0.15%       0.15%      0.15%
--------------------------------------------------------------------------------------------------------------------
Total Other Expenses                         0.41%       0.41%       0.41%             0.40%       0.40%      0.40%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                           1.43% 7     2.16%       2.16%             1.20%       1.90%      1.90%
--------------------------------------------------------------------------------------------------------------------

1This sales charge varies depending upon how much you invest. See "Sales
 Charges."
2This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."
3A contingent deferred sales charge is charged only with respect to Class C
 Shares redeemed prior to eighteen months from the date of purchase. 4Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A
 Shares during the last fiscal year. For the Small Cap Core Fund, represents Distribution (12b-1) Fees expected to be incurred by the Fund's Class A Shares during the initial fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% (0.005% for the S&P 500 Index Fund, 0.025% for the Small Cap Value Fund and 0.02% for the Small/Mid Cap Value Fund) during the current fiscal year.
5Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
6Other Expenses for certain Funds have been restated to reflect current expenses.

7The Adviser waived a portion of its advisory fees for the S&P 500 Index Fund and the Small/Mid Cap Value Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                            TOTAL        TOTAL         TOTAL
                             ADVISORY     EXPENSES     EXPENSES       EXPENSES
  FUND                         FEES       (CLASS A)    (CLASS B)     (CLASS C)
  S&P 500 Index Fund          0.20%         0.60%        1.35%         1.35%
  Small/Mid Cap Value Fund    0.75%         1.18%          *             *

*Class B and Class C Shares of the Small/Mid Cap Value Fund were not in operation during the last fiscal year.

The Adviser expects to continue waiving a portion of its advisory fees for the S&P 500 Index Fund and also expects to waive a portion of its advisory fees for the Small Cap Core Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                            TOTAL        TOTAL         TOTAL
                             ADVISORY     EXPENSES     EXPENSES       EXPENSES
  FUND                         FEES       (CLASS A)    (CLASS B)     (CLASS C)
  S&P 500 Index Fund          0.20%         0.59%        1.34%         1.34%
  Small Cap Core Fund         0.50%         0.96%        1.66%         1.66%

   These fee waivers are voluntary and may be revised or discontinued at any time.

8Other Expenses for the Small Cap Core Fund are based on estimated amounts for the current fiscal year.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                              1 YEAR         3 YEARS      5 YEARS      10 YEARS
                              ------         -------      -------      --------
INTERNATIONAL EQUITY FUND
    Class A Shares              $707          $1,036       $1,388        $2,376
    Class B Shares 1             736           1,127        1,445         2,491
    Class B Shares 2             236             727        1,245         2,491
    Class C Shares 1             336             727        1,245         2,666
    Class C Shares 2             236             727        1,245         2,666

LARGE CAP CORE EQUITY FUND
    Class A Shares              $665            $907       $1,168        $1,914
    Class B Shares 1             692             994        1,221         2,029
    Class B Shares 2             192             594        1,021         2,029
    Class C Shares 1             292             594        1,021         2,212
    Class C Shares 2             192             594        1,021         2,212
--------------------------------------------------------------------------------

                              1 YEAR         3 YEARS      5 YEARS      10 YEARS
                              ------         -------      -------      --------


LARGE CAP  GROWTH FUND
    Class A Shares              $664            $904       $1,163        $1,903
    Class B Shares 1             691             991        1,216         2,018
    Class B Shares 2             191             591        1,016         2,018
    Class C Shares 1             291             591        1,016         2,201
    Class C Shares 2             191             591        1,016         2,201
--------------------------------------------------------------------------------
LARGE CAP ULTRA FUND
    Class A Shares              $668            $919       $1,188        $1,957
    Class B Shares 1             696           1,006        1,242         2,072
    Class B Shares 2             196             606        1,042         2,072
    Class C Shares 1             296             606        1,042         2,254
    Class C Shares 2             196             606        1,042         2,254
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
    Class A Shares              $664            $904       $1,163        $1,903
    Class B Shares 1             691             991        1,216         2,018
    Class B Shares 2             191             591        1,016         2,018
    Class C Shares 1             291             591        1,016         2,201
    Class C Shares 2             191             591        1,016         2,201
--------------------------------------------------------------------------------
MID CAP GROWTH FUND
    Class A Shares              $694            $998       $1,323        $2,242
    Class B Shares 1             723           1,088        1,380         2,357
    Class B Shares 2             223             688        1,180         2,357
    Class C Shares 1             323             688        1,180         2,534
    Class C Shares 2             223             688        1,180         2,534
--------------------------------------------------------------------------------
S&P 500 INDEX FUND
    Class A Shares              $448            $603         $771        $1,259
    Class B Shares 1             652             871        1,013         1,576
    Class B Shares 2             152             471          813         1,576
    Class C Shares 1             252             471          813         1,779
    Class C Shares 2             152             471          813         1,779
--------------------------------------------------------------------------------
SMALL CAP CORE FUND
   Class A Shares               $690            $986          N/A           N/A
   Class B Shares 1              719           1,076          N/A           N/A
   Class B Shares 2              219             676          N/A           N/A
   Class C Shares 1              319             676          N/A           N/A
   Class C Shares 2              219             676          N/A           N/A
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
    Class A Shares              $693            $995       $1,318        $2,232
    Class B Shares 1             722           1,085        1,375         2,347
    Class B Shares 2             222             685        1,175         2,347
    Class C Shares 1             322             685        1,175         2,524
    Class C Shares 2             222             685        1,175         2,524
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND
    Class A Shares              $688            $978       $1,289        $2,169
    Class B Shares 1             716           1,067        1,344         2,279
    Class B Shares 2             216             667        1,144         2,279
    Class C Shares 1             316             667        1,144         2,462
    Class C Shares 2             216             667        1,144         2,462
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND
    Class A Shares              $688            $978       $1,289        $2,169
    Class B Shares 1             719           1,076        1,359         2,308
    Class B Shares 2             219             676        1,159         2,308
    Class C Shares 1             319             676        1,159         2,493
    Class C Shares 2             219             676        1,159         2,493
--------------------------------------------------------------------------------

                              1 YEAR         3 YEARS      5 YEARS      10 YEARS
                              ------         -------      -------      --------

TAX MANAGED EQUITY FUND
    Class A Shares              $666            $910       $1,173        $1,925
    Class B Shares 1             693             997        1,226         2,040
    Class B Shares 2             193             597        1,026         2,040
    Class C Shares 1             293             597        1,026         2,222
    Class C Shares 2             193             597        1,026         2,222
--------------------------------------------------------------------------------


1If you sell your shares at the end of the period.
2If you do not sell your shares at the end of the period.

ARMADA AGGRESSIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation with current income
                                      as a secondary objective

PRINCIPAL INVESTMENT STRATEGY         Investing  in a combination of Underlying
                                      Armada Funds that, in turn, invest
                                      primarily in U.S. and foreign common
                                      stocks and, to a lesser extent, in
                                      investment-grade fixed income securities and cash equivalents

PRINCIPAL RISKS                       Market risk, interest rate risk, credit
                                      risk, prepayment/extension risk,
                                      allocation risk, small companies risk,
                                      conflicts risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 78.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS
2002
-19.08%

Best Quarter        2.32%   (12/31/02)
Worst Quarter     -14.66%    (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 9.52%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                               1 YEAR         SINCE INCEPTION      DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Aggressive Allocation Fund                                                                      3/6/01

    Returns Before Taxes                                    -22.93%             -15.44%

    Returns After Taxes on Distributions                    -23.17%             -15.87%

    Returns After Taxes on Distributions and Sale of
     Fund Shares                                            -14.08%             -12.36%
----------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or taxes)          10.25%               8.75%            Since 2/28/01
----------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)         -22.10%             -15.81%            Since 2/28/01
----------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)         -14.12%              -5.99%            Since 2/28/01
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                               1 YEAR          SINCE INCEPTION     DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Aggressive Allocation Fund                            -23.53%             -17.43%           Since 5/8/01
----------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or taxes)           10.25%               9.61%           Since 4/30/01
----------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)          -22.10%             -17.71%           Since 4/30/01
----------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)          -14.12%             -10.88%           Since 4/30/01
----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                               1 YEAR         SINCE INCEPTION      DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------

Armada Aggressive Allocation Fund                            -20.42%             -15.57%               3/6/01
----------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index1
(reflects no deduction for fees, expenses or taxes)           10.25%               8.75%           Since 2/28/01
----------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)          -22.10%             -15.81%           Since 2/28/01
----------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)          -14.12%              -9.67%           Since 2/28/01
----------------------------------------------------------------------------------------------------------------------

1The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
2The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S.
 stock market as a whole.
3The Aggressive Allocation Hybrid Benchmark Index is a blend of 75% S&P 500
 Composite Stock Price Index and 25% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 43 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA BALANCED ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                     Long-term capital appreciation and current
                                    income

PRINCIPAL INVESTMENT STRATEGY       Investing in a diversified portfolio of
                                    common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS                     Market risk, allocation risk, small
                                    companies risk, foreign risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS
1999          2000        2001        2002

14.97%        1.51%       -7.08%      -13.89%

Best Quarter                16.10%   (12/31/99)
Worst Quarter              -10.97%    (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 8.82%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

---------------------------------------------------------------------------------------------------------
                                                                         SINCE             DATE OF
CLASS A SHARES                                          1 YEAR         INCEPTION          INCEPTION
---------------------------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                                                            7/31/98
   Returns Before Taxes                                 -17.95%          -0.80%
   Returns After Taxes on Distributions                 -18.52%          -2.45%
   Returns After Taxes on Distributions and Sale
   of Fund Shares                                       -11.01%          -1.13%
---------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or taxes)      10.25%           7.59%          Since 7/31/98
---------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)     -22.10%          -4.03%          Since 7/31/98
---------------------------------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)      -9.32%           0.62%          Since 7/31/98
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                         SINCE             DATE OF
CLASS B SHARES                                          1 YEAR         INCEPTION          INCEPTION
---------------------------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                         -18.79%          -0.93%            11/11/98
---------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or taxes)      10.25%           7.18%         Since 10/31/98
---------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)     -22.10%          -3.90%         Since 10/31/98
---------------------------------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)      -9.32%           0.53%         Since 10/31/98
---------------------------------------------------------------------------------------------------------

                                                                         SINCE             DATE OF
CLASS C SHARES                                          1 YEAR         INCEPTION          INCEPTION
---------------------------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                         -15.43%          -8.39%            4/20/00
---------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or taxes)      10.25%          10.64%         Since 4/30/00
---------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)     -22.10%         -15.97%         Since 4/30/00
---------------------------------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)      -9.32%          -5.33%         Since 4/30/00
---------------------------------------------------------------------------------------------------------

1The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
2The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3The Balanced Allocation Hybrid Benchmark Index is a blend of 60% S&P 500
 Composite Stock Price Index and 40% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 43 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA CONSERVATIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                    Current income and moderate capital
                                   appreciation consistent with preservation of capital

PRINCIPAL INVESTMENT STRATEGY      Investing in a combination of Underlying
                                   Armada Funds that, in turn, invest
                                   primarily in investment-grade fixed income securities and, to a lesser extent, in U.S.
                                   and foreign common stocks and cash
                                   equivalents

PRINCIPAL RISKS                    Market risk, interest rate risk, credit risk,
                                   prepayment/extension risk, allocation risk, small companies risk, conflicts risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 78.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's asset in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of the Class B Shares and the Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

2002

-6.05%

Best Quarter       1.46%    (12/31/02)
Worst Quarter     -4.97%     (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 6.77%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUNDAFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                     1 YEAR      SINCE INCEPTION     DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Armada Conservative Allocation Fund                                                                    3/6/01
    Returns Before Taxes                                           -10.52%          -5.60%

    Returns After Taxes on Distributions                           -11.15%          -6.50%

    Returns After Taxes on Distributions and Sale of Fund
    Shares                                                          -6.45%          -4.88%
-----------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or taxes)                  9.84%           8.75%           Since 2/28/01
-----------------------------------------------------------------------------------------------------------------------
S&P Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)                -22.10%         -15.81%           Since 2/28/01
-----------------------------------------------------------------------------------------------------------------------
Conservative Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)                 -1.34%           0.45%           Since 2/28/01
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                                     1 YEAR       SINCE INCEPTION    DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Armada Conservative Allocation Fund                               -11.23%          -7.88%            Since 7/13/01
-----------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or taxes)                 9.84%           10.01%           Since 6/30/01
-----------------------------------------------------------------------------------------------------------------------
S&P Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)               -22.10%          -18.51%           Since 6/30/01
-----------------------------------------------------------------------------------------------------------------------
Conservative Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)                -1.34%           -0.13%           Since 6/30/01
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                                     1 YEAR      SINCE INCEPTION     DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Armada Conservative Allocation Fund                                -7.39%           -5.05%              5/23/01
-----------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or taxes)                 9.84%            9.72%           Since 5/31/01
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)               -22.10%          -18.90%           Since 5/31/01
-----------------------------------------------------------------------------------------------------------------------
Conservative Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)                -1.34%           -0.45%           Since 5/31/01
-----------------------------------------------------------------------------------------------------------------------

1The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate term bonds.
2The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3The Conservative Allocation Hybrid Benchmark Index is a blend of 35% S&P 500
 Composite Stock Price Index and 65% Lehman Intermediate U.S. Government/Credit Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 44 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 AGGRESSIVE ALLOCATION FUND             BALANCED ALLOCATION FUND
                                               CLASS A      CLASS B   CLASS C         CLASS A     CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)               4.75% 1      None       None           4.75% 1      None       None
---------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)               None       5.00% 2     1.00% 3         None       5.00% 2    1.00% 3
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of offering
price)                                           None        None       None            None        None       None
---------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount        None        None       None            None        None       None
redeemed, if applicable)
---------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None        None       None            None        None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                        0.25% 4     0.25% 4    0.25% 4         0.75%       0.75%      0.75%
---------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                       0.05% 5     0.65%      0.65%           0.05% 5     0.75%      0.75%
---------------------------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 6                 0.25%       0.25%      0.25%           0.25%       0.25%      0.25%
---------------------------------------------------------------------------------------------------------------------
   Other 7                                      0.22%       0.22%      0.22%           0.16%       0.16%      0.16%
---------------------------------------------------------------------------------------------------------------------
Total Other Expenses                            0.47%       0.47%      0.47%           0.41%       0.41%      0.41%
---------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses            0.77% 4     1.37% 4    1.37% 4         1.21%       1.91%      1.91%
---------------------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses               1.00% 8     1.00% 8    1.00% 8           N/A         N/A        N/A
---------------------------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses      1.77% 8     2.37% 8    2.37% 8           N/A         N/A        N/A
---------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                        CONSERVATIVE ALLOCATION FUND
                                        CLASS A    CLASS B     CLASS C

Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)         4.75% 1     None        None
-------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)         None       5.00% 2     1.00% 3
-------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None       None        None
------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            None       None        None
------------------------------------------------------------------------
Exchange Fee                               None       None        None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 4               0.25%      0.25%      0.25%
------------------------------------------------------------------------
Distribution
(12b-1) Fees                             0.05% 5    0.65%      0.65%
------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------
   Shareholder Servicing Fees 6          0.25%      0.25%      0.25%
------------------------------------------------------------------------
   Other 7                               0.22%      0.22%      0.22%
------------------------------------------------------------------------
Total Other Expenses                     0.47%      0.47%      0.47%
------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 4                     0.77%      1.37%      1.37%
------------------------------------------------------------------------
Indirect Underlying Fund Expenses 8      0.77%      0.77%      0.77%
------------------------------------------------------------------------
Total Fund Operating and Indirect
Expenses 8                               1.54%      2.14%      2.14%
------------------------------------------------------------------------
1This sales charge varies depending upon how much you invest. See "Sales
 Charges."
2This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."
3A contingent deferred sales charge is charged only with respect to Class C
 Shares redeemed prior to eighteen months from the date of purchase.
4The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                               TOTAL      TOTAL         TOTAL
                                  ADVISORY   EXPENSES    EXPENSES     EXPENSES
  FUND                              FEES     (CLASS A)  (CLASS B)     (CLASS C)
  Aggressive Allocation Fund        0.00%      1.13%      1.74%         1.74%
  Conservative Allocation Fund      0.00%      0.95%      1.56%         1.56%

  The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                               TOTAL      TOTAL         TOTAL
                                  ADVISORY   EXPENSES    EXPENSES     EXPENSES
  FUND                              FEES     (CLASS A)  (CLASS B)     (CLASS C)
  Aggressive Allocation Fund        0.00%      0.52%      1.12%        1.12%
  Conservative Allocation Fund      0.00%      0.52%      1.12%        1.12%

   These fee waivers are voluntary and may be revised or discontinued at any time.

 5Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A
  Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.
 6Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
 7Other expenses for each Fund have been restated to reflect current expenses. 8Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.40% to 1.29% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest.

   The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:

                                       Aggressive              Conservative
                                     Allocation Fund         Allocation Fund
                                     ---------------         ---------------
      Large Cap Ultra Fund                 16.87%                   8.33%
      Large Cap Value Fund                 25.08%                  12.39%
      Small Cap Growth Fund                18.74%                   9.25%
      Small Cap Value Fund                 18.87%                   9.31%
      Bond Fund                            19.92%                   0.00%
      Intermediate Bond Fund                0.00%                  59.62%
      Money Market Fund                     0.51%                   1.11%

   The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

   Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) during the last fiscal year were:



                                              CLASS A    CLASS B    CLASS C
      Aggressive Allocation Fund               2.15%      2.76%      2.76%
      Conservative Allocation Fund             1.73%      2.34%      2.34%

   Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:

                                              CLASS A    CLASS B    CLASS C
      Aggressive Allocation Fund               1.52%      2.12%      2.12%
      Conservative Allocation Fund             1.29%      1.89%      1.89%

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                1 YEAR      3 YEARS       5 YEARS      10 YEARS
                                ------      -------       -------      --------
AGGRESSIVE ALLOCATION FUND*
    Class A Shares                $648       $1,012       $1,399         $2,480
    Class B Shares 1               742        1,145        1,475          2,578
    Class B Shares 2               242          745        1,275          2,578
    Class C Shares 1               342          745        1,275          2,726
    Class C Shares 2               242          745        1,275          2,726
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
    Class A Shares                $592         $841       $1,108         $1,871
    Class B Shares 1               694        1,000        1,232          2,051
    Class B Shares 2               194          600        1,032          2,051
    Class C Shares 1               294          600        1,032          2,233
    Class C Shares 2               194          600        1,032          2,233
--------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND*
    Class A Shares                $625         $941       $1,280         $2,233
    Class B Shares 1               718        1,073        1,354          2,483
    Class B Shares 2               218          673        1,154          2,483
    Class C Shares 1               318          673        1,154          2,483
    Class C Shares 2               218          673        1,154          2,483
--------------------------------------------------------------------------------

* The examples for the Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.
1  If you sell your shares at the end of the period.
2  If you do not sell your shares at the end of the period.

ARMADA BOND FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income as well as preservation of
                                       capital

PRINCIPAL INVESTMENT STRATEGY          Investing in a diversified portfolio of
                                       investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS                        Market risk, interest rate risk,
                                       prepayment/extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Armada Bond Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002

9.84%         -3.68%      17.13%     3.11%       9.12%       7.27%       -2.04%     7.30%       7.26%       9.71%

Best Quarter               4.44%           (9/30/02)
Worst Quarter             -1.44%           (6/30/99)


The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 3.46%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS A SHARES                               1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Armada Bond Fund

  Returns Before Taxes                        4.48%        4.79%         5.83%

  Returns After Taxes on Distributions        2.62%        2.52%         3.23%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                     2.70%        2.66%         3.31%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                           10.25%        7.55%         8.49%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                                  SINCE           DATE OF
CLASS B SHARES                         1 YEAR       5 YEARS      10 YEARS       INCEPTION        INCEPTION
------------------------------------------------------------------------------------------------------------
Armada Bond Fund                        3.95%        4.72%          N/A           5.23%           2/4/94
------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                     10.25%        7.55%          N/A           7.18%        Since 1/31/94
------------------------------------------------------------------------------------------------------------
                                                                                  SINCE           DATE OF
CLASS C SHARES                         1 YEAR       5 YEARS      10 YEARS       INCEPTION        INCEPTION
------------------------------------------------------------------------------------------------------------
Armada Bond Fund                        7.95%         N/A           N/A           8.09%           6/12/00
------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                     10.25%         N/A           N/A          11.02%        Since 5/31/00
------------------------------------------------------------------------------------------------------------

1The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.


FUND FEES AND EXPENSES


See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA GNMA FUND

FUND SUMMARY

INVESTMENT GOAL                       Current income as well as preservation of
                                      capital

PRINCIPAL INVESTMENT STRATEGY         Investing in mortgage-backed securities
                                      guaranteed by the Government National
                                      Mortgage Association (GNMA)

PRINCIPAL RISKS                       Market risk, prepayment/extension risk,
                                      interest rate risk, credit risk

On February 28, 2003, the Board of Trustees of Armada approved a Plan of Reorganization (the "Plan") that provides for the reorganization of the Armada GNMA Fund (the "Fund") into the Armada U.S. Government Income Fund. Pursuant to the Plan, the shareholders of the Fund will be asked to approve the transfer of all of the assets and liabilities of the Fund to the Armada U.S. Government Income Fund in exchange for a pro rata share of each corresponding class of shares of beneficial interest of the Armada U.S. Government Income Fund. A special meeting of shareholders of the Fund is scheduled for Fall 2003 to seek shareholder approval of the Plan. If the Plan is approved by shareholders, Armada expects to complete the reorganization on or around November 24, 2003.

PRINCIPAL INVESTMENT STRATEGIES

The Armada GNMA Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in mortgage-backed securities guaranteed by GNMA. GNMA securities are backed by the full faith and credit of the U.S. government. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in mortgage-backed securities guaranteed by GNMA, which is an agency of the U.S. government established to supervise and finance certain types of mortgages. In addition to mortgage-backed securities, the Fund may invest in other types of investment grade fixed income securities such as U.S. Treasury obligations, U.S. government agency obligations, asset-backed securities and commercial paper.

In buying and selling securities for the Fund, the Adviser assesses current and projected market conditions by considering a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors.


The Fund's dollar-weighted average portfolio maturity normally will be between three and ten years. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

PREPAYMENT/EXTENSION RISK. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS
1997          1998        1999       2000        2001        2002

9.03%         6.34%       0.56%      10.17%       6.85%      7.51%

Best Quarter               4.06%           (6/30/97)
Worst Quarter             -1.18%           (1/31/00)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 1.06%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN GNMA INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

----------------------------------------------------------------------------------------------------------------
                                                                                    SINCE           DATE OF
CLASS A SHARES                                         1 YEAR       5 YEARS       INCEPTION        INCEPTION
----------------------------------------------------------------------------------------------------------------
Armada GNMA Fund                                                                                    9/11/96
  Returns Before Taxes                                   2.43%        5.22%          6.22%
  Return After Taxes on Distributions                    0.46%        2.89%          3.74%
  Returns After Taxes on Distributions and Sale of
  Fund Shares                                            1.45%        2.98%          3.72%
----------------------------------------------------------------------------------------------------------------
Lehman GNMA Index 1
(reflects no deduction for fees, expenses or taxes)      8.69%        7.33%          8.05%        Since 8/31/96
----------------------------------------------------------------------------------------------------------------

                                                                                    SINCE           DATE OF
CLASS B SHARES                                         1 YEAR       5 YEARS       INCEPTION        INCEPTION
----------------------------------------------------------------------------------------------------------------
Armada GNMA Fund                                        1.76%         N/A           6.50%           8/11/99
----------------------------------------------------------------------------------------------------------------
Lehman GNMA Index 1
(reflects no deduction for fees, expenses or taxes)     8.69%         N/A           8.78%        Since 7/31/99
----------------------------------------------------------------------------------------------------------------

                                                                                    SINCE           DATE OF
CLASS C SHARES                                         1 YEAR       5 YEARS       INCEPTION        INCEPTION
----------------------------------------------------------------------------------------------------------------
Armada GNMA Fund                                        5.76%         N/A           7.80%           1/27/00
----------------------------------------------------------------------------------------------------------------
Lehman GNMA Index 1
(reflects no deduction for fees, expenses or taxes)     8.69%         N/A           9.95%        Since 1/31/00
----------------------------------------------------------------------------------------------------------------

1The Lehman GNMA Index tracks GNMA issues, including single family, mobile home, midgets and graduated payments components.


FUND FEES AND EXPENSES


See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 ARMADA INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                      High current income as well as preservation
                                     of capital

PRINCIPAL INVESTMENT STRATEGY        Investing in investment grade fixed income
                                     securities, while maintaining a dollar-
                                     weighted average maturity of between three and ten years

PRINCIPAL RISKS                      Market risk, interest rate risk, prepayment
                                     /extension risk, credit risk, foreign risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. Governmental obligations include securities issued by the U.S. government, its agencies and instrumentalities, as well as obligations of foreign governments. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.


Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For additional information about risks, see "More Information About Principal Investment Strategies."


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1993          1994        1995        1996        1997        1998       1999        2000        2001       2002

10.18%        -4.78%      15.39%      2.77%       6.67%       7.44%      -0.37%      6.52%       7.60%      9.67%

Best Quarter               5.33%            (6/30/95)
Worst Quarter             -3.34%            (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 3.67%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------


CLASS A SHARES                               1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Armada Intermediate Bond Fund

   Returns Before Taxes                       4.42%        5.08%         5.45%

   Returns After Taxes on Distributions       2.69%        2.87%         3.11%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                    2.66%        2.93%         3.40%
--------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                            9.84%         7.48%        7.08%

---------------------------------------------------------------------------------------------------------------------
                                                                                        SINCE           DATE OF
CLASS B SHARES                               1 YEAR       5 YEARS      10 YEARS       INCEPTION        INCEPTION
---------------------------------------------------------------------------------------------------------------------
Armada Intermediate Bond Fund                 3.79%       N/A           N/A             4.86%            1/6/98
---------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                            9.84%       N/A           N/A             7.48%        Since 12/31/97
---------------------------------------------------------------------------------------------------------------------
                                                                                        SINCE           DATE OF
CLASS C SHARES                               1 YEAR       5 YEARS      10 YEARS       INCEPTION        INCEPTION
---------------------------------------------------------------------------------------------------------------------
Armada Intermediate Bond Fund                 7.78%       N/A           N/A             8.45%           5/30/00
---------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                            9.84%       N/A           N/A            10.67%        Since 5/31/00
---------------------------------------------------------------------------------------------------------------------

1The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate-term bonds.


FUND FEES AND EXPENSES


See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income as well as preservation of
                                    capital

PRINCIPAL INVESTMENT STRATEGY       Investing in investment grade fixed income
                                    securities, while maintaining a dollar-
                                    weighted average maturity of between one and five years

PRINCIPAL RISKS                     Market risk, interest rate risk, prepayment
                                    /extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains an average dollar-weighted portfolio maturity of between one and five years.


Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.



CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002

7.60%         5.18%       6.33%      6.58%       3.15%       4.39%       9.03%      5.09%


Best Quarter               3.59%            (3/31/01)
Worst Quarter             -0.34%           (12/31/00)


The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 1.75%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR       5 YEARS     SINCE INCEPTION      DATE OF
                                                                                                  INCEPTION
--------------------------------------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                                                                  9/9/94
   Returns Before Taxes                               2.24%         5.05%          5.47%
   Returns After Taxes on Distributions               0.80%         2.88%          3.17%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                                1.35%         2.94%          3.21%
--------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index 1
(reflects no deduction for fees, expenses or
taxes)                                                8.71%         6.61%          6.65%        Since 8/31/94

--------------------------------------------------------------------------------------------------------------
                                                                               SINCE               DATE OF
CLASS B SHARES                                       1 YEAR       5 YEARS    INCEPTION            INCEPTION
--------------------------------------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                   -0.54%         N/A           4.41%             8/11/99
--------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index 1
(reflects no deduction for fees, expenses or
taxes)                                               8.71%         N/A           7.16%          Since 7/31/99
--------------------------------------------------------------------------------------------------------------
                                                                               SINCE               DATE OF
CLASS C SHARES                                       1 YEAR       5 YEARS    INCEPTION            INCEPTION
--------------------------------------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                    3.36%         N/A           5.43%             1/27/00
--------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index 1
(reflects no deduction for fees, expenses or                                                        Since
taxes)                                               8.71%         N/A           6.83%             1/31/00
--------------------------------------------------------------------------------------------------------------

1The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.


FUND FEES AND EXPENSES


See page 61 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

INVESTMENT GOAL                    Current income as well as preservation of
                                   capital

PRINCIPAL INVESTMENT STRATEGY      Investing in investment grade fixed income
                                   securities, while maintaining an average dollar-weighted maturity of between four and twelve years

PRINCIPAL RISKS                    Market risk, credit risk, interest rate risk,
                                   prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders.


The Fund normally maintains an average dollar-weighted maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For additional information about risks, see "More Information About Principal Investment Strategies."


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002

18.37%        2.86%       8.54%      8.68%       -3.21%      12.33%      7.01%      10.81%


Best Quarter                6.28%           (6/30/95)
Worst Quarter              -2.58%           (3/31/96)



The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 5.13%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------------------------------
                                                                                     SINCE         DATE OF
CLASS A SHARES                                         1 YEAR        5 YEARS       INCEPTION      INCEPTION
-------------------------------------------------------------------------------------------------------------
Armada Total Return Advantage Fund                                                                 9/6/94
   Returns Before Taxes                                5.53%         5.94%           6.96%
   Returns After Taxes on Distributions                3.26%         3.56%           4.19%
   Returns After Taxes on Distributions and Sale
   of Fund Shares                                      3.48%         3.55%           4.16%
-------------------------------------------------------------------------------------------------------------
Lehman U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or
taxes)                                                 9.84%         7.48%           7.58%      Since 8/31/94
-------------------------------------------------------------------------------------------------------------
                                                                                     SINCE         DATE OF
CLASS B SHARES                                         1 YEAR        5 YEARS       INCEPTION      INCEPTION
-------------------------------------------------------------------------------------------------------------
Armada Total Return Advantage Fund                     5.12%          N/A            7.79%         9/29/99
-------------------------------------------------------------------------------------------------------------
Lehman U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or
taxes)                                                 9.84%          N/A            8.88%     Since 9/30/99
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                         1 YEAR       5 YEARS         SINCE          DATE OF
                                                                                  INCEPTION       INCEPTION
-------------------------------------------------------------------------------------------------------------
Armada Total Return Advantage Fund                     9.03%          N/A            9.44%         10/3/00
-------------------------------------------------------------------------------------------------------------
Lehman U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or
taxes)                                                 9.84%          N/A           10.07%     Since 9/30/00
-------------------------------------------------------------------------------------------------------------

1The Lehman U.S. Government/Credit Bond Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.


FUND FEES AND EXPENSES


See page 61 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA ULTRA SHORT BOND FUND
         (FORMERLY KNOWN AS THE "ARMADA SHORT DURATION BOND FUND")

FUND SUMMARY

INVESTMENT GOAL                        High current income while preserving
                                       capital

PRINCIPAL INVESTMENT STRATEGY          Investing in high-quality fixed income
                                       securities with an average maturity of
                                       9 to 15 months

PRINCIPAL RISKS                        Market risk, credit risk, interest rate
                                       risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES

The Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell.

Due to its investment strategy, the Fund will buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not completed a full calendar year of investment operations as of December 31, 2002.

FUND FEES AND EXPENSES

See page 62 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA U.S. GOVERNMENT INCOME FUND

FUND SUMMARY

INVESTMENT GOAL                      Current income as well as preservation of
                                     capital

PRINCIPAL INVESTMENT STRATEGY        Investing in mortgage-related securities
                                     issued or guaranteed by the U.S. government

PRINCIPAL RISKS                      Market risk, interest rate risk, prepayment
                                     /extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Armada U.S. Government Income Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002

7.41%         -0.70%      13.50%     4.54%       7.87%       6.83%       0.95%      10.00%      7.35%       7.92%

Best Quarter               3.88%           (6/30/95)
Worst Quarter             -1.13%           (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 1.30%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

----------------------------------------------------------------------------------------------
CLASS A SHARES                                          1 YEAR        5 YEARS       10 YEARS
----------------------------------------------------------------------------------------------
Armada U.S. Government Income Fund

   Returns Before Taxes                                  2.75%         5.54%          5.97%

   Returns After Taxes on Distributions                  0.83%         3.23%          3.23%

   Returns After Taxes on Distributions and Sale
   of Fund Shares                                        1.65%         3.24%          3.33%
----------------------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index 1
(reflects no deduction for fees, expenses or taxes)      8.69%         7.33%          7.08%

---------------------------------------------------------------------------------------------------------------------------
                                                                                                    SINCE        DATE OF
CLASS B SHARES                                          1 YEAR        5 YEARS       10 YEARS      INCEPTION     INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Armada U.S. Government Income Fund                      2.17%         5.48%           N/A          5.62%         2/4/94
---------------------------------------------------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index 1
(reflects no deduction for fees, expenses or taxes)     8.69%         7.33%           N/A          7.28%      Since 1/31/94
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                          1 YEAR        5 YEARS       10 YEARS        SINCE        DATE OF
                                                                                                  INCEPTION     INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Armada U.S. Government Income Fund                      6.16%          N/A            N/A          8.17%         6/21/00
---------------------------------------------------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index 1
(reflects no deduction for fees, expenses or taxes)     8.69%          N/A            N/A          9.75%      Since 6/30/00
---------------------------------------------------------------------------------------------------------------------------

1The Lehman Mortgage-Backed Securities Index is a widely-recognized index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.

FUND FEES AND EXPENSES

See page 62 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    BOND FUND                              GNMA FUND

                                        CLASS A     CLASS B    CLASS C         CLASS A    CLASS B   CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)        4.75% 1      None       None           4.75% 1      None       None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)         None     5.00% 2     1.00% 3         None       5.00% 2    1.00% 3
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None       None       None           None       None       None
-------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            None       None       None           None       None       None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                               None       None       None           None       None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                 0.55%      0.55%      0.55%           0.55%      0.55%      0.55%
------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                0.05% 4    0.75%      0.75%           0.05% 4    0.75%      0.75%
------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 5          0.25%      0.25%      0.25%           0.25%      0.25%      0.25%
------------------------------------------------------------------------------------------------------------
   Other 6                               0.13%      0.13%      0.13%           0.17%      0.17%      0.17%
------------------------------------------------------------------------------------------------------------
Total Other Expenses                     0.38%      0.38%      0.38%           0.42%      0.42%      0.42%
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                       0.98%      1.68%      1.68%           1.02%      1.72%      1.72%
------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                           INTERMEDIATE BOND FUND

                                       CLASS A    CLASS B       CLASS C

Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)        4.75% 1      None       None
------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)        None       5.00% 2     1.00% 3
------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                           None       None        None
------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)           None       None        None
------------------------------------------------------------------------
Exchange Fee                              None       None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees 7                0.55%      0.55%       0.55%
------------------------------------------------------------------------
Distribution (12b-1) Fees                 0.05% 4    0.75%       0.75%
------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------
   Shareholder Servicing Fees 5           0.25%      0.25%       0.25%
------------------------------------------------------------------------
   Other                                  0.13%      0.13%       0.13%
------------------------------------------------------------------------
Total Other Expenses                      0.38%      0.38%       0.38%
------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 7                      0.98%      1.68%       1.68%
------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                         LIMITED MATURITY BOND FUND            TOTAL RETURN ADVANTAGE FUND

                                       CLASS A    CLASS B      CLASS C       CLASS A    CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as
percentage of offering price)            2.75% 1    None        None           4.75% 1    None        None
------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net
asset value)                             None       5.00% 2     1.00% 3        None       5.00% 2     1.00% 3
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                          None       None        None           None       None        None
------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)          None       None        None           None       None        None
------------------------------------------------------------------------------------------------------------
Exchange Fee                             None       None        None           None       None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees 7               0.45%      0.45%       0.45%          0.55%      0.55%       0.55%
------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                0.05% 4    0.75%       0.75%          0.05% 4    0.75%       0.75%
------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 5          0.25%      0.25%       0.25%          0.25%      0.25%       0.25%
------------------------------------------------------------------------------------------------------------
   Other 6                               0.14%      0.14%       0.14%          0.14%      0.14%       0.14%
------------------------------------------------------------------------------------------------------------
Total Other Expenses                     0.39%      0.39%       0.39%          0.39%      0.39%       0.39%
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 7                     0.89%      1.59%       1.59%          0.99%      1.69%       1.69%
------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                            ULTRA SHORT BOND FUND               U.S. GOVERNMENT INCOME FUND

                                       CLASS A     CLASS B     CLASS C        CLASS A    CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as
percentage of offering price)           2.75% 1     None        None          4.75% 1     None        None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net
asset value)                             None       5.00% 2     1.00% 3        None       5.00% 2     1.00% 3
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                          None       None        None           None       None        None
-------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)          None       None        None           None       None        None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                             None       None        None           None       None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                 0.40% 7    0.40% 7     0.40% 7       0.55%       0.55%       0.55%
-------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                0.02% 4    0.75%       0.75%         0.05% 4     0.75%       0.75%
-------------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 5          0.25%      0.25%       0.25%         0.25%       0.25%       0.25%
-------------------------------------------------------------------------------------------------------------
   Other 6                               0.13% 8    0.13% 8     0.13% 8       0.17%       0.17%       0.17%
-------------------------------------------------------------------------------------------------------------
Total Other Expenses                     0.38%      0.38%       0.38%         0.42%       0.42%       0.42%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                       0.80% 7    1.53% 7     1.53% 7       1.02%       1.72%       1.72%
-------------------------------------------------------------------------------------------------------------

1This sales charge varies depending upon how much you invest. See "Sales Charges." 2This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."
3A contingent deferred sales charge is charged only with respect to Class C
 Shares redeemed prior to eighteen months from the date of purchase.
4Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A
 Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% (0.02% for the Ultra
 Short Bond Fund) during the current fiscal year.
5Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
6Other Expenses for certain Funds have been restated to reflect current expenses.

7The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                 TOTAL      TOTAL        TOTAL
                                    ADVISORY    EXPENSES   EXPENSES    EXPENSES
  FUND                                FEES     (CLASS A)  (CLASS B)    (CLASS C)
  Intermediate Bond Fund              0.40%      0.83%      1.54%        1.54%
  Limited Maturity Bond Fund          0.35%      0.79%      1.50%        1.50%
  Total Return Advantage Fund         0.40%      0.83%      1.54%        1.54%
  Ultra Short Bond Fund               0.10%      0.52%      0.00%        0.00%


  The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                 TOTAL      TOTAL        TOTAL
                                    ADVISORY    EXPENSES   EXPENSES    EXPENSES
  FUND                                FEES     (CLASS A)  (CLASS B)    (CLASS C)
  Intermediate Bond Fund              0.40%       0.83%     1.53%        1.53%
  Limited Maturity Bond Fund          0.35%       0.79%     1.49%        1.49%
  Total Return Advantage Fund         0.40%       0.84%     1.54%        1.54%
  Ultra Short Bond Fund               0.20%       0.60%     1.33%        1.33%

  These fee waivers are voluntary and may be revised or discontinued at any time.

8Other Expenses for the Ultra Short Bond Fund are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                  1 YEAR           3 YEARS           5 YEARS           10 YEARS
                                  ------           -------           -------           --------
BOND FUND
    Class A Shares                  $570             $772               $991             $1,619
    Class B Shares 1                 671              930              1,113              1,801
    Class B Shares 2                 171              530                913              1,801
    Class C Shares 1                 271              530                913              1,987
    Class C Shares 2                 171              530                913              1,987
------------------------------------------------------------------------------------------------
GNMA FUND
    Class A Shares                  $574             $784             $1,011             $1,664
    Class B Shares 1                 675              942              1,133              1,845
    Class B Shares 2                 175              542                933              1,845
    Class C Shares 1                 275              542                933              2,030
    Class C Shares 2                 175              542                933              2,030
------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
    Class A Shares                  $570             $772               $991             $1,619
    Class B Shares 1                 671              930              1,113              1,801
    Class B Shares 2                 171              530                913              1,801
    Class C Shares 1                 271              530                913              1,987
    Class C Shares 2                 171              530                913              1,987
------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
    Class A Shares                  $363             $551               $754             $1,341
    Class B Shares 1                 662              902              1,066              1,702
    Class B Shares 2                 162              502                866              1,702
    Class C Shares 1                 262              502                866              1,889
    Class C Shares 2                 262              502                866              1,889
------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
    Class A Shares                  $571             $775               $996             $1,630
    Class B Shares 1                 672              933              1,118              1,812
    Class B Shares 2                 172              533                918              1,812
    Class C Shares 1                 272              533                918              1,998
    Class C Shares 2                 172              533                918              1,998
------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
    Class A Shares                  $354             $523               $707             $1,238
    Class B Shares 1                 656              883              1,034              1,627
    Class B Shares 2                 156              483                834              1,627
    Class C Shares 1                 256              483                834              1,824
    Class C Shares 2                 156              483                834              1,824

                                  1 YEAR           3 YEARS           5 YEARS           10 YEARS
                                  ------           -------           -------           --------
U.S. GOVERNMENT INCOME FUND
    Class A Shares                  $574             $784             $1,011             $1,664
    Class B Shares 1                 675              942              1,133              1,845
    Class B Shares 2                 175              542                933              1,845
    Class C Shares 1                 275              542                933              2,030
    Class C Shares 2                 175              542                933              2,030
-------------------------------------------------------------------------------------------------

1If you sell your shares at the end of the period.
2If you do not sell your shares at the end of the period.

ARMADA MICHIGAN MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income exempt from federal income
                                    tax and, to the extent possible, from
                                    Michigan personal income tax, as is
                                    consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY       Investing in municipal obligations that
                                    pay interest that is exempt from federal and Michigan state income taxes

PRINCIPAL RISKS                     Market risk, interest rate risk, credit
                                    risk, single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Michigan Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Municipal Bond Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002

9.67%         -3.00%      13.24%     2.84%       6.93%       4.76%       -1.60%     8.71%       4.38%       8.06%

Best Quarter               5.19%            (3/31/95)
Worst Quarter              -3.27%           (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 3.02%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------


CLASS A SHARES                                1 YEAR      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Armada Michigan Municipal Bond Fund
   Returns Before Taxes                        2.95%       3.79%        4.78%
   Returns After Taxes on Distributions        2.90%       3.74%        4.70%
   Returns After Taxes on Distributions        3.42%       3.83%        4.66%
   and Sale of Fund Shares
--------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses
or taxes)                                     10.35%       6.07%        6.34%

-----------------------------------------------------------------------------------------------------------------
                                                                                       SINCE           DATE OF
CLASS B SHARES                                 1 YEAR     5 YEARS      10 YEARS      INCEPTION        INCEPTION
-----------------------------------------------------------------------------------------------------------------
Armada Michigan Municipal Bond Fund            2.30%       3.68%         N/A           4.02%           2/4/94
-----------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses
or taxes)                                     10.35%       6.07%         N/A           5.83%        Since 1/31/94
-----------------------------------------------------------------------------------------------------------------
                                                                                       SINCE           DATE OF
CLASS C SHARES                                  1 YEAR    5 YEARS      10 YEARS      INCEPTION        INCEPTION
-----------------------------------------------------------------------------------------------------------------
Armada Michigan Municipal Bond Fund            6.30%        N/A          N/A           4.48%           8/6/01
-----------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses
or taxes)                                     10.35%        N/A          N/A           7.60%        Since 7/31/01
-----------------------------------------------------------------------------------------------------------------

1The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 72 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA NATIONAL TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                       Current income exempt from federal income
                                      tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY         Investing in municipal obligations that
                                      pay interest that is exempt from federal income tax

PRINCIPAL RISKS                       Market risk, interest rate risk, credit
                                      risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada National Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain a dollar-weighted average effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The performance of Class A Shares of the Armada National Tax Exempt Bond Fund for the period April 9, 1998 until June 22, 1998, when Class A Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class A Shares of the National Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the National Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the National Tax Exempt Bond Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the National Tax Exempt Bond Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the National Tax Exempt Bond Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the National Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002

11.76%        -4.58%      14.05%     -1.07%      6.57%       5.85%       -0.91%     8.87%       4.48%       8.15%

Best Quarter                5.44%                 (3/31/95)
Worst Quarter              -4.13%                 (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 2.84%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY AND ONLY SINCE THE FUND COMMENCED INVESTMENT OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

                                                                             SINCE          DATE OF
                                                                          COMMENCEMENT  COMMENCEMENT AS
                                                                          AS REGISTERED   REGISTERED
CLASS A SHARES                  1 YEAR      5 YEARS     10 YEARS              FUND           FUND
---------------------------------------------------------------------------------------------------------
Armada National Tax
Exempt Bond Fund                                                                             4/9/98

   Returns Before Taxes           3.02%      4.21% 1       4.65% 1              4.12%

   Returns After Taxes on
   Distributions                  3.02%       N/A 2         N/A 2               4.10%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                    3.29%       N/A 2         N/A 2               4.09%
---------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond
Index 3
(reflects no deduction for
fees, expenses or taxes)         10.35%      6.07%         6.34%               6.23%      Since 6/30/98
---------------------------------------------------------------------------------------------------------

                                                                                            DATE OF
CLASS B SHARES                   1 YEAR     5 YEARS     10 YEARS      SINCE INCEPTION      INCEPTION
---------------------------------------------------------------------------------------------------------
Armada National Tax Exempt
Bond Fund                         2.52%       N/A           N/A                3.34%         1/28/99
---------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond
Index 3
(reflects no deduction for
fees, expenses or taxes)         10.35%       N/A           N/A                5.77%      Since 1/31/99
---------------------------------------------------------------------------------------------------------
                                                                                            DATE OF
CLASS C SHARES                   1 YEAR     5 YEARS     10 YEARS      SINCE INCEPTION      INCEPTION
---------------------------------------------------------------------------------------------------------
Armada National Tax Exempt
Bond Fund                         6.52%       N/A           N/A             6.19%            2/24/00
---------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond
Index 3
(reflects no deduction for
fees, expenses or taxes)         10.35%       N/A           N/A             8.62%         Since 2/29/00
---------------------------------------------------------------------------------------------------------

1Performance for periods prior to the Fund's commencement as a registered mutual fund reflects performance of the predecessor common trust fund described above.
2After-tax returns for periods prior to commencement of operations as a registered mutual fund are not available.
3The Lehman 7-Year Municipal Bond Index is a broad based total return index.
 The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 72 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income exempt from federal income
                                    tax and, to the extent possible, Ohio
                                    personal income taxes, consistent with
                                    conservation of capital

PRINCIPAL INVESTMENT STRATEGY       Investing in municipal obligations that
                                    pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS                     Market risk, interest rate risk, credit
                                    risk, single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.

Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002

10.14%        -4.19%      13.37%     3.92%       7.35%       5.25%       -1.14%     8.67%       4.23%       8.53%

Best Quarter                5.04%           (3/31/95)
Worst Quarter              -4.89%           (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 2.76%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS B SHARES BECAUSE CLASS B SHARES HAD LESS THAN ONE YEAR OF PERFORMANCE HISTORY AS OF DECEMBER 31, 2002. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Armada Ohio Tax Exempt Bond Fund
   Returns Before Taxes                        5.27%        4.42%         5.17%
   Returns After Taxes on Distributions        5.27%        4.41%         5.16%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                     4.73%        4.37%         5.05%
--------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses
or taxes)                                     10.35%        6.07%         6.34%


----------------------------------------------------------------------------------------------------------------------
                                                                                       SINCE            DATE OF
CLASS C SHARES                                1 YEAR       5 YEARS      10 YEARS     INCEPTION         INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Ohio Tax Exempt Bond Fund               6.68%         N/A           N/A          6.48%            6/23/00
----------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses
or taxes)                                     10.35%         N/A           N/A          8.50%         Since 6/30/00
----------------------------------------------------------------------------------------------------------------------

1The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 73 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                   Current income exempt from  both regular
                                  federal income tax and, to the extent
                                  possible, Pennsylvania personal income
                                  tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY     Investing in municipal obligations that
                                  pay interest that is exempt from federal income and Pennsylvania personal income taxes

PRINCIPAL  RISKS                  Market risk, interest rate risk, credit risk,
                                  single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS
1997          1998        1999       2000        2001        2002

6.83%         5.62%       -1.05%     8.77%       4.20%       8.03%

Best Quarter               3.79%           (9/30/02)
Worst Quarter             -1.85%           (6/30/99)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 3.01%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES AND CLASS C SHARESFOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS B SHARES BECAUSE CLASS B SHARES HAD NOT COMMENCED INVESTMENT OPERATIONS AS OF DECEMBER 31, 2002. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------------------
                                                                               SINCE           DATE OF
CLASS A SHARES                                   1 YEAR       5 YEARS        INCEPTION         INCEPTION
----------------------------------------------------------------------------------------------------------
Armada Pennsylvania Municipal Bond Fund                                                         9/11/96
   Returns Before Taxes                          4.79%         4.42%            5.04%
   Returns After Taxes on Distributions          4.79%         4.40%            5.01%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                           4.44%         4.38%            4.90%
----------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses
or taxes)                                       10.35%         6.07%            6.55%        Since 8/31/96
----------------------------------------------------------------------------------------------------------
                                                                               SINCE           DATE OF
CLASS C SHARES                                   1 YEAR       5 YEARS        INCEPTION         INCEPTION
----------------------------------------------------------------------------------------------------------
Armada Pennsylvania Municipal Bond Fund          6.17%          N/A            4.91%            2/24/00
----------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses
or taxes)                                       10.35%          N/A            8.62%         Since 2/29/00
----------------------------------------------------------------------------------------------------------

1The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 73 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                         MICHIGAN MUNICIPAL BOND FUND               NATIONAL TAX EXEMPT BOND FUND

                                       CLASS A      CLASS B    CLASS C            CLASS A      CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)       4.75% 1      None       None               4.75% 1      None       None
--------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)      None       5.00% 2     1.00% 3             None        5.00% 2     1.00% 3
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                         None         None        None              None         None        None
--------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)         None         None        None              None         None        None
--------------------------------------------------------------------------------------------------------------------
Exchange Fee                            None         None        None              None         None        None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 4              0.55%        0.55%       0.55%             0.55%        0.55%       0.55%
--------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees               0.05% 5      0.75%       0.75%             0.05% 5      0.75%       0.75%
--------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 6         0.25%        0.25%       0.25%             0.25%        0.25%       0.25%
--------------------------------------------------------------------------------------------------------------------
   Other 7                              0.14%        0.14%       0.14%             0.14%        0.14%       0.14%
--------------------------------------------------------------------------------------------------------------------
Total Other Expenses                    0.39%        0.39%       0.39%             0.39%        0.39%       0.39%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 4                    0.99%        1.69%       1.69%             0.99%        1.69%       1.69%
--------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                           OHIO TAX EXEMPT BOND FUND              PENNSYLVANIA MUNICIPAL BOND FUND

                                       CLASS A      CLASS B    CLASS C            CLASS A      CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)       3.00% 1      None        None             3.00% 1       None        None
---------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)      None        5.00% 2     1.00% 3            None        5.00% 2     1.00% 3
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                         None         None        None              None         None        None
--------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)         None         None        None              None         None        None
--------------------------------------------------------------------------------------------------------------------
Exchange Fee                            None         None        None              None         None        None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 4              0.55%        0.55%       0.55%             0.55%        0.55%       0.55%
--------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees               0.05% 5      0.75%       0.75%             0.05% 5      0.75%       0.75%
--------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 6         0.25%        0.25%       0.25%             0.25%        0.25%       0.25%
--------------------------------------------------------------------------------------------------------------------
   Other 7                              0.15%        0.15%       0.15%             0.16%        0.16%       0.16%
--------------------------------------------------------------------------------------------------------------------
Total Other Expenses                    0.40%        0.40%       0.40%             0.41%        0.41%       0.41%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 4                    1.00%        1.70%       1.70%             1.01%        1.71%       1.71%
--------------------------------------------------------------------------------------------------------------------

1This sales charge varies depending upon how much you invest. See "Sales Charges." 2This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."
3A contingent deferred sales charge is charged only with respect to Class C
 Shares redeemed prior to eighteen months from the date of purchase.
4The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                                  TOTAL      TOTAL      TOTAL
                                      ADVISORY   EXPENSES   EXPENSES  EXPENSES
  FUND                                 FEES     (CLASS A)  (CLASS B)  (CLASS C)
  Michigan Municipal Bond Fund         0.40%      0.85%      1.56%      1.56%
  National Tax Exempt Bond Fund        0.40%      0.85%      1.56%      1.56%
  Ohio Tax Exempt Bond Fund            0.40%      0.85%      1.56%      1.56%
  Pennsylvania Municipal Bond Fund     0.40%      0.90%        *        1.61%

* Class B Shares of the Pennsylvania Municipal Bond Fund were not in operation during the last fiscal year.

  The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                  TOTAL      TOTAL      TOTAL
                                      ADVISORY   EXPENSES   EXPENSES  EXPENSES
  FUND                                 FEES     (CLASS A)  (CLASS B)  (CLASS C)
  Michigan Municipal Bond Fund         0.40%      0.84%      1.54%      1.54%
  National Tax Exempt Bond Fund        0.40%      0.84%      1.54%      1.54%
  Ohio Tax Exempt Bond Fund            0.40%      0.84%      1.54%      1.54%
  Pennsylvania Municipal Bond Fund     0.40%      0.85%      1.55%      1.55%

  These fee waivers are voluntary and may be revised or discontinued at any time.


5Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A
 Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.


6Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
7Other Expenses for each Fund have been restated to reflect current expenses.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                     1 YEAR    3 YEARS      5 YEARS    10 YEARS
                                     ------    -------      -------    --------
MICHIGAN MUNICIPAL BOND FUND
    Class A Shares                     $571       $775         $996      $1,630
    Class B Shares 1                    672        933        1,118       1,812
    Class B Shares 2                    172        533          918       1,812
    Class C Shares 1                    272        533          918       1,998
    Class C Shares 2                    172        533          918       1,998
--------------------------------------------------------------------------------

NATIONAL TAX EXEMPT BOND FUND
    Class A Shares                     $571       $775         $996      $1,630
    Class B Shares 1                    672        933        1,118       1,812
    Class B Shares 2                    172        533          918       1,812
    Class C Shares 1                    272        533          918       1,998
    Class C Shares 2                    172        533          918       1,998
--------------------------------------------------------------------------------
OHIO TAX EXEMPT BOND FUND
    Class A Shares                     $399       $609         $836      $1,488
    Class B Shares 1                    673        936        1,123       1,823
    Class B Shares 2                    173        536          923       1,823
    Class C Shares 1                    273        536          923       2,009
    Class C Shares 2                    173        536          923       2,009
--------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
    Class A Shares                     $400       $612         $841      $1,499
    Class B Shares 1                    674        939        1,128       1,834
    Class B Shares 2                    174        539          928       1,834
    Class C Shares 1                    274        539          928       2,019
    Class C Shares 2                    174        539          928       2,019
--------------------------------------------------------------------------------


1If you sell your shares at the end of the period.
2If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest, (i.e., the Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). See "Information About the Underlying Armada Money Market Fund" on page 126 for information about the principal investment strategies and risks for the Armada Money Market Fund, which is offered for sale in a separate prospectus. The following chart indicates the specific types of investments in which each Fund primarily invests.

                                                                          High-
                                                   Fixed                  Yield                   Asset-    Mortgage-
                            Equity   Convertable   Income   Government Lower Rated  Municipal     Backed     Backed      Foriegn
                          Securities Securities  Securities Securities  Securities  Securities  Securities  Securities  Securities
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA INTERNATIONAL     X                                                                                               X
    EQUITY FUND
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA LARGE CAP CORE
    EQUITY FUND              X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA LARGE CAP
    GROWTH FUND              X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA LARGE CAP ULTRA
    FUND                     X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA LARGE CAP VALUE
    FUND                     X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA MID CAP GROWTH
    FUND                     X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA S&P 500 INDEX
    FUND                     X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA SMALL CAP CORE
    FUND                     X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA SMALL CAP
    GROWTH FUND              X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA SMALL CAP VALUE
    FUND                     X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA SMALL/MID CAP
    VALUE FUND               X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA TAX MANAGED
    EQUITY FUND              X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA AGGRESSIVE
    ALLOCATION FUND          X                        X          X                                    X           X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA BALANCED
    ALLOCATION FUND          X             X          X          X                                    X           X          X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA CONSERVATIVE
    ALLOCATION FUND          X                        X          X                                    X           X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA BOND FUND                                  X          X                                    X           X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA GNMA FUND                                  X          X                                    X           X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA INTERMEDIATE                               X          X                                    X           X          X
    BOND FUND
    ------------------------------------------------------------------------------------------------------------------------------

                                                                          High-
                                                   Fixed                  Yield                   Asset-    Mortgage-
                            Equity   Convertable   Income   Government Lower Rated  Municipal     Backed     Backed      Foriegn
                          Securities Securities  Securities Securities  Securities  Securities  Securities  Securities  Securities
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA LIMITED
    MATURITY BOND FUND                                X          X                                    X           X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA TOTAL RETURN
    ADVANTAGE FUND                                    X          X            X                       X           X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA ULTRA SHORT                                X          X                                    X           X
    BOND FUND
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA U.S. GOVERNMENT                            X          X                                    X           X
    INCOME FUND
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA MICHIGAN
    MUNICIPAL BOND FUND                               X                                   X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA NATIONAL TAX
    EXEMPT BOND FUND                                  X                                   X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA OHIO TAX EXEMPT
    BOND FUND                                         X                                   X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA PENNSYLVANIA                               X                                   X
    MUNICIPAL BOND
    FUND
    ------------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:
o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.


THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund other than the Armada Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Armada Money Market Fund, which is offered for sale by a separate prospectus.

INFORMATION ABOUT THE UNDERLYING ARMADA MONEY MARKET FUND

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002.


---------------------------------------------------------------------


CLASS I SHARES                   1 YEAR       5 YEARS     10 YEARS
---------------------------------------------------------------------
Armada Money Market Fund         1.47%         4.34%       4.47%
---------------------------------------------------------------------



MORE INFORMATION ABOUT FUND INVESTMENTS


The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.


For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.


A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The Equity Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Price Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.


Armada has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                           EQUITY FUNDS
--------------------------------------------------------------------------------

FUND                                            MAY BE APPROPRIATE FOR . . .


--------------------------------------------------------------------------------
International Equity Fund                      Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks of foreign
                                               companies

--------------------------------------------------------------------------------
Large Cap Core Equity Fund                     Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks
--------------------------------------------------------------------------------
Large Cap Growth Fund                          Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks of large cap
                                               companies

--------------------------------------------------------------------------------
Large Cap Ultra Fund                           Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               growth-oriented common stocks of
                                               large cap companies

FUND                                            MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
Large Cap Value Fund                           Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               value-oriented common stocks of
                                               large cap companies
--------------------------------------------------------------------------------
Mid Cap Growth Fund                            Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               growth-oriented common stocks of
                                               mid cap companies
--------------------------------------------------------------------------------

S&P 500 Index Fund                             Investors seeking returns similar
                                               to those of the S&P 500 Composite
                                               Stock Price Index who are willing
                                               to accept the risks of investing
                                               in a fund that invests primarily
                                               in common stocks

--------------------------------------------------------------------------------
Small Cap Core Fund                            Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks of small cap
                                               companies
--------------------------------------------------------------------------------
Small Cap Growth Fund                          Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               growth-oriented common stocks of
                                               small cap companies
--------------------------------------------------------------------------------
Small Cap Value Fund                           Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               value-oriented common stocks of
                                               small cap companies
--------------------------------------------------------------------------------
Small/Mid Cap Value Fund                       Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               value-oriented common stocks of
                                               small cap and mid cap companies
--------------------------------------------------------------------------------
Tax Managed Equity Fund                        Investors seeking capital
                                               appreciation who want to minimize
                                               the impact of taxes and who are
                                               willing to accept the risks of
                                               investing in a fund that invests
                                               primarily in common stocks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------

FUND                                            MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
Aggressive Allocation Fund                     Investors seeking capital growth
                                               with the potential for above
                                               average total returns (as
                                               measured by the returns of the
                                               S&P 500 Composite Stock Price
                                               Index) who are willing to accept
                                               the risks of investing in a fund
                                               that may allocate a high
                                               percentage of its assets in
                                               Underlying Armada Funds that
                                               focus their investments in equity
                                               securities
--------------------------------------------------------------------------------
Balanced Allocation Fund                       Investors seeking broad
                                               diversification by asset class
                                               and style to manage risk and
                                               provide the potential for above
                                               average total returns (as
                                               measured by the returns of the
                                               S&P 500 Composite Stock Price
                                               Index and the Lehman U.S.
                                               Aggregate Bond Index)
--------------------------------------------------------------------------------

Conservative Allocation Fund                   Investors seeking current income
                                               with the potential for above
                                               average total returns (as
                                               measured by the returns of the
                                               Lehman U.S. Aggregate Bond Index)
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               may allocate a high percentage of
                                               its assets in Underlying Armada
                                               Funds that focus their
                                               investments in fixed income
                                               securities



--------------------------------------------------------------------------------
                                            FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
Bond  Fund                                     Investors seeking current income
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in fixed income
                                               securities
--------------------------------------------------------------------------------
GNMA Fund                                      Investors seeking current income
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in
                                               mortgage-backed securities
--------------------------------------------------------------------------------
Intermediate Bond Fund                         Investors seeking current income
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in intermediate
                                               term fixed income securities
--------------------------------------------------------------------------------

FUND                                           MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
Limited Maturity Bond Fund                     Investors seeking current income
                                               who are seeking to minimize share
                                               price volatility relative to our
                                               other fixed income funds and who
                                               are willing to accept the risks
                                               of investing in a fund that
                                               invests primarily in shorter term
                                               fixed income securities
--------------------------------------------------------------------------------
Total Return Advantage Fund                    Investors seeking total return
                                               with less share price volatility
                                               than a fund that invests
                                               primarily in equity securities
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in fixed income
                                               securities
--------------------------------------------------------------------------------
Ultra Short Bond Fund                          Investors seeking high current
                                               income but who desire the
                                               relative safety of investing in a
                                               fund that invests primarily in
                                               shorter term investment quality
                                               debt securities
--------------------------------------------------------------------------------
U.S. Government Income Fund                    Investors seeking current income
                                               who are interested in the lower
                                               credit risk associated with a
                                               fund that invests primarily in
                                               U.S. government fixed income
                                               securities
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                            TAX-FREE BOND FUNDS
--------------------------------------------------------------------------------

FUND                                           MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
Michigan Municipal Bond Fund                   Investors seeking current income
                                               exempt from federal and Michigan
                                               income taxes who are willing to
                                               accept moderate share price
                                               volatility
--------------------------------------------------------------------------------
National Tax Exempt Bond Fund                  Investors seeking current income
                                               exempt from federal income tax
                                               who are willing to accept
                                               moderate share price volatility
--------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund                      Investors seeking current income
                                               exempt from federal and Ohio
                                               income taxes who are willing to
                                               accept moderate share price
                                               volatility
--------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund               Investors seeking current income
                                               exempt from federal and
                                               Pennsylvania income taxes who are
                                               willing to accept moderate share
                                               price volatility
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2003, the Adviser had approximately $28 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended May 31, 2003.


--------------------------------------------------------------------------------------------------
                                                                      ADVISORY FEES PAID AS A
                                                                      PERCENTAGE OF AVERAGE
                                                                  NET ASSETS FOR THE FISCAL YEAR
FUND NAME                           MANAGEMENT TEAM                     ENDED MAY 31, 2003
---------------------------------------------------------------------------------------------
International Equity Fund           International Equity Investment           1.15%
                                    Management Team
---------------------------------------------------------------------------------------------
                                    Core Equity Investment Management         0.75%
Large Cap Core Equity Fund          Team
---------------------------------------------------------------------------------------------
                                    Growth Equity Investment Management       0.75%
Large Cap Growth Fund               Team
---------------------------------------------------------------------------------------------
                                    Growth Equity Investment Management       0.75%
Large Cap Ultra Fund                Team
---------------------------------------------------------------------------------------------
                                    Value Equity Investment Management        0.75%
Large Cap Value Fund                Team
---------------------------------------------------------------------------------------------
                                    Growth Equity Investment Management       1.00%
Mid Cap Growth Fund                 Team
---------------------------------------------------------------------------------------------
                                    Core Equity Investment Management         0.20%
S&P 500 Index Fund                  Team
---------------------------------------------------------------------------------------------
                                    Core Equity Investment Management         1.00% 1
Small Cap Core Fund                 Team
---------------------------------------------------------------------------------------------
                                    Growth Equity Investment Management       1.00%
Small Cap Growth Fund               Team
---------------------------------------------------------------------------------------------
                                    Value Equity Investment Management        1.00%
Small Cap Value Fund                Team
---------------------------------------------------------------------------------------------
                                    Value Equity Investment Management        1.00% 1
Small/Mid Cap Value Fund            Team
---------------------------------------------------------------------------------------------
                                    Growth Equity Investment Management       0.75%
Tax Managed Equity Fund             Team
---------------------------------------------------------------------------------------------
                                    Asset Allocation Investment               0.00%
Aggressive Allocation Fund          Management Team
---------------------------------------------------------------------------------------------
Balanced Allocation Fund            Asset Allocation Investment               0.75%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                      ADVISORY FEES PAID AS A
                                                                      PERCENTAGE OF AVERAGE
                                                                  NET ASSETS FOR THE FISCAL YEAR
FUND NAME                           MANAGEMENT TEAM                     ENDED MAY 31, 2003
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                                    Asset Allocation Investment               0.00%
Conservative Allocation Fund        Management Team
---------------------------------------------------------------------------------------------
Bond Fund                           Taxable Fixed Income Management Team      0.55%
---------------------------------------------------------------------------------------------
GNMA Fund                           Taxable Fixed Income Management Team      0.55%
---------------------------------------------------------------------------------------------
Intermediate Bond Fund              Taxable Fixed Income Management Team      0.40%
---------------------------------------------------------------------------------------------
Limited Maturity Bond Fund          Taxable Fixed Income Management Team      0.35%
---------------------------------------------------------------------------------------------
Total Return Advantage Fund         Taxable Fixed Income Management Team      0.40%
---------------------------------------------------------------------------------------------
Ultra Short Bond Fund               Taxable Fixed Income Management Team      0.40% 1
---------------------------------------------------------------------------------------------
U.S. Government Income Fund         Taxable Fixed Income Management Team      0.55%
---------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund        Municipal Fixed Income Team               0.40%
---------------------------------------------------------------------------------------------
National Tax Exempt Bond Fund       Municipal Fixed Income Team               0.40%
---------------------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund           Municipal Fixed Income Team               0.40%
---------------------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund    Municipal Fixed Income Team               0.40%
---------------------------------------------------------------------------------------------

1The Small Cap Core Fund was not in operation during the last fiscal year. The
 Small/Mid Cap Value Fund and Ultra Short Bond Fund were in operation during only a portion of the last fiscal year. The fees shown represent the contractual advisory fee rates that each of these Funds is obligated to pay the Adviser.


PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares, Class B Shares and Class C Shares of the Funds.

Class A Shares, Class B Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.


         CLASS A SHARES

      o  FRONT-END SALES CHARGE
      o  12B-1 FEES UP TO 0.10% OF NET ASSETS
      o  $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
      o  $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM


CLASS A SHARES ARE FOR INDIVIDUALS, CORPORATE INVESTORS AND RETIREMENT PLANS.

         CLASS B SHARES

      o  NO FRONT-END SALES CHARGE
      o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 5 YEARS - DECLINING AFTER THE SECOND YEAR)
      o  12B-1 FEES UP TO 0.75% OF NET ASSETS
      o  $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
      o  $250,000 MAXIMUM INVESTMENT
      o  CONVERTS TO CLASS A SHARES AFTER THE EIGHTH YEAR
      o  $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM


CLASS B SHARES ARE FOR INDIVIDUALS, CORPORATE INVESTORS AND RETIREMENT PLANS.


         CLASS C SHARES:


      o  NO FRONT-END SALES CHARGE
      o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)
      o  12B-1 FEES UP TO 0.75% OF NET ASSETS
      o  $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
      o  DOES NOT CONVERT TO ANY OTHER SHARE CLASS
      o  $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM


CLASS C SHARES ARE FOR INDIVIDUALS, CORPORATE INVESTORS AND RETIREMENT PLANS.


For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page 85. For information on how to open an account and set up procedures for placing transactions, call 1-800-622-FUND (3863).

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

The Adviser will monitor each Fund's asset size and, subject to approval by Armada's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE FUND SHARES

                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
INTERNET
WWW.ARMADAFUNDS.COM
                                  Visit our site and click on "Open an           You may place your purchase order on our Web Site
                                  Account Online." Or log on to our on line      using your established banking instructions for
                                  Forms Center to print or complete an           payment. To authorize this service, please complete
                                  application on line. Mail the application      an Account Form or call 1-800-622-FUND (3863).
                                  to the address Change below. Unless you
                                  arrange to pay by wire or ACH, write your
                                  check, payable in U.S. dollars, to
                                  "Armada Funds (Fund name)." Armada cannot
                                  accept third-party checks, starter
                                  checks, credit cards, credit card checks,
                                  cash or cash equivalents (i.e., cashier's
                                  check, bank draft, money order or
                                  travelers' check).

TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an   Call our Investor Services Line to purchase
                                  application.                                   additional shares. To authorize this
                                                                                 service, please complete an Account Change
                                                                                 Form or call 1-800-622-FUND (3863).

MAIL                              Complete an application and mail it along      Make your check payable to "Armada Funds
                                  with a check payable, in U.S. dollars, to      (Fund Name)."  Please include your account
                                  "Armada Funds (Fund Name)."                    number on your check and mail it to the
                                           Armada Funds                          address at the left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:
                                           Boston Financial Data Services
                                           Attn: Armada Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                  Armada cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

AUTOMATED CLEARING HOUSE ("ACH")
                                  Complete "Bank, Wire & Electronic Funds        A Planned Investment Program can be
                                  Transfer Instructions" section of the          set up to automatically purchase shares on
                                  application to have funds directly             designated dates during the month.
                                  transferred from a bank account. A             Please   see "Planned Investment Program" below.
                                  primary and secondary account may be
                                  established. Please note all electronic
                                  transfers will be on the primary account
                                  unless notified otherwise. Any changes in
                                  these instructions must be made in
                                  writing to Armada Funds with a signature
                                  guarantee.

                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
PLANNED INVESTMENT PROGRAM

                                  With a $50 minimum initial investment and if   With current account information on your
                                  you have a checking or savings account with a  account, participation in the program can
                                  bank, you may purchase Class A, Class B or     be arranged via the Internet or by calling
                                  Class C Shares automatically through regular   1-800-622-FUND (3863).
                                  deductions from your account in amounts of at
                                  least $50 per month per account.

                                  You may arrange for participation in this      For existing accounts, without account
                                  program when a new account is established.     information, participation can be arranged
                                                                                 by completing an Account Change Form with
                                                                                 banking information.  This form must
                                                                                 include a signature guarantee by a bank or
                                                                                 other financial institution.

WIRE
                                  To purchase shares by wire, call               Call 1-800-622-FUND (3863) prior to sending
                                  1-800-622-FUND (3863) to set up your account   the wire in order to obtain a confirmation
                                  to accommodate wire transactions and to        number and to ensure prompt and accurate
                                  receive a wire control number to be included   handling of funds.  Ask your bank to
                                  in the body of the wire. Ask your bank to      transmit immediately available funds by
                                  transmit immediately available funds by wire   wire as described at the left.  Please
                                  in the amount of your purchase to:             include your account number.
                                  State Street Bank and Trust Company
                                  ABA # 011000028                                Armada and its transfer agent are not
                                  Account 99052755 Credit Armada Funds           responsible for the consequences of delays
                                  (Account Registration)                         resulting from the banking or Federal
                                  (Account Number)                               Reserve Wire system, or from incomplete
                                  (Wire Control Number)                          wiring instructions.


                                  Note: Your bank may charge you a fee for this service.

                                  Armada and its transfer agent are not
                                  responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please      Contact your financial consultant. Please
                                  note, your financial consultant or             note, your financial consultant or
                                  institution may charge a fee for its services. institution may charge a fee for its services.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Armada may authorize certain financial intermediaries to accept, on behalf of Armada, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Armada within the time period agreed upon.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.


The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

FRONT-END SALES CHARGES - CLASS A SHARES


The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

INTERNATIONAL EQUITY, LARGE CAP CORE EQUITY, LARGE CAP GROWTH, LARGE CAP ULTRA, LARGE CAP VALUE, MID CAP GROWTH, SMALL CAP CORE, SMALL CAP GROWTH, SMALL CAP VALUE, SMALL/MID CAP VALUE AND TAX MANAGED EQUITY FUNDS


----------------------------------------------------------------------------
                                                                DEALERS'
                        SALES CHARGE AS   AS A % OF NET       REALLOWANCE
If your                 A % OF OFFERING    ASSET VALUE     AS A % OF OFFERING
Investment is:          PRICE PER SHARE     PER SHARE        PRICE PER SHARE
----------------------------------------------------------------------------


Less than $25,000            5.50             5.82                5.00
----------------------------------------------------------------------------
$25,000 but less
   than $50,000              5.25             5.54                4.75
----------------------------------------------------------------------------
$50,000 but less
   than $100,000             4.75             4.99                4.25
----------------------------------------------------------------------------
$100,000 but less
   than $250,000             3.75             3.90                3.25
----------------------------------------------------------------------------
$250,000 but less
   than $500,000             3.00             3.09                2.50
----------------------------------------------------------------------------
$500,000 but less
   than $1,000,000           2.00             2.04                1.50
----------------------------------------------------------------------------
$1,000,000 or more           0.00             0.00                0.00
----------------------------------------------------------------------------


AGGRESSIVE ALLOCATION, BALANCED ALLOCATION, CONSERVATIVE ALLOCATION, BOND, GNMA, INTERMEDIATE BOND, TOTAL RETURN ADVANTAGE, U.S. GOVERNMENT INCOME, MICHIGAN MUNICIPAL BOND AND NATIONAL TAX EXEMPT BOND FUNDS

----------------------------------------------------------------------------
                                                                DEALERS'
                       SALES CHARGE AS AS   A % OF NET        REALLOWANCE
If your                 A % OF OFFERING    ASSET VALUE     AS A % OF OFFERING
Investment is:          PRICE PER SHARE     PER SHARE        PRICE PER SHARE
----------------------------------------------------------------------------


Less than $50,000            4.75             4.99                4.25
----------------------------------------------------------------------------
$50,000 but less
   than $100,000             4.00             4.17                3.50
----------------------------------------------------------------------------
$100,000 but less
   than $250,000             3.75             3.90                3.25
----------------------------------------------------------------------------
$250,000 but less
   than $500,000             2.50             2.56                2.00
----------------------------------------------------------------------------
$500,000 but less
   than $1,000,000           2.00             2.04                1.50
----------------------------------------------------------------------------
$1,000,000 or more           0.00             0.00                0.00
----------------------------------------------------------------------------

LIMITED MATURITY BOND AND ULTRA SHORT BOND FUNDS


----------------------------------------------------------------------------
                                                                DEALERS'
                       SALES CHARGE AS AS   A % OF NET        REALLOWANCE
If your                 A % OF OFFERING    ASSET VALUE     AS A % OF OFFERING
Investment is:          PRICE PER SHARE     PER SHARE        PRICE PER SHARE
----------------------------------------------------------------------------


Less than $100,000           2.75             2.83                2.25
----------------------------------------------------------------------------
$100,000 but less
   than $250,000             1.75             1.78                1.25
----------------------------------------------------------------------------
$250,000 but less
   than $500,000             1.00             1.01                0.50
----------------------------------------------------------------------------
$500,000 but less
   than $1,000,000           0.50             0.50                0.00
----------------------------------------------------------------------------
$1,000,000 or more           0.00             0.00                0.00
----------------------------------------------------------------------------


S&P 500 INDEX FUND

----------------------------------------------------------------------------
                                                                DEALERS'
                       SALES CHARGE AS AS   A % OF NET        REALLOWANCE
If your                 A % OF OFFERING    ASSET VALUE     AS A % OF OFFERING
Investment is:          PRICE PER SHARE     PER SHARE        PRICE PER SHARE
----------------------------------------------------------------------------


Less than $100,000           3.75             3.90                3.25
----------------------------------------------------------------------------
$100,000 but less
   than $250,000             2.75             2.83                2.25
----------------------------------------------------------------------------
$250,000 but less
   than $500,000             2.00             2.04                1.50
----------------------------------------------------------------------------
$500,000 but less
   than $1,000,000           1.25             1.27                0.75
----------------------------------------------------------------------------
$1,000,000 or more           0.00             0.00                0.00
----------------------------------------------------------------------------


OHIO TAX EXEMPT BOND AND PENNSYLVANIA MUNICIPAL BOND FUNDS

----------------------------------------------------------------------------
                                                                DEALERS'
                       SALES CHARGE AS AS   A % OF NET        REALLOWANCE
If your                 A % OF OFFERING    ASSET VALUE     AS A % OF OFFERING
Investment is:          PRICE PER SHARE     PER SHARE        PRICE PER SHARE
----------------------------------------------------------------------------


Less than $100,000           3.00             3.09                2.50
----------------------------------------------------------------------------
$100,000 but less
   than $250,000             2.00             2.04                1.50
----------------------------------------------------------------------------
$250,000 but less
   than $500,000             1.50             1.52                1.00
----------------------------------------------------------------------------
$500,000 but less
   than $1,000,000           1.00             1.01                0.50
----------------------------------------------------------------------------
$1,000,000 or more           0.00             0.00                0.00
----------------------------------------------------------------------------


There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if you redeem the shares within one year after the purchase date, a sales charge of 1.00% of the amount redeemed will be assessed against your account.

WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

     o by Trustees and Officers of Armada and their immediate families (spouse, parents, siblings, children and grandchildren);

     o by directors and retired directors of National City Corporation (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of NCC or any of its affiliates and their immediate families;

     o by officers, directors, employees and retirees of Boston Financial Data Services, Inc. and members of their immediate families;

     o by direct transfer or rollover from a qualified plan for which affiliates of NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);

     o by investors purchasing through payroll deduction, investors in Armada Plus account through NCC's Retirement Plan Services or investors investing through "one stop" networks;

     o by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients;

     o through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.(TM) Check with your broker-dealer to see if you qualify for this exemption;


     o by direct rollover from an Armada Plus Retirement Plan or Armada SIMPLE IRA; and

     o by individuals purchasing shares with redemption proceeds (made within the previous 90 days) of another mutual fund where a sales charge has previously been assessed. Proof of the date of redemption will be required.

REPURCHASE OF CLASS A SHARES


You may repurchase any amount of Class A Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Armada must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY ARMADA WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.


REDUCED SALES CHARGES - CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. Armada will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:

         (i)   your account;
         (ii)  your spouse's account;
         (iii) a joint account with your spouse; or
         (iv)  your minor children's trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. Armada will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide Armada with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Armada may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Armada will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send Armada a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes Armada to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, Armada's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, Armada will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent. You MUST NOTIFY ARMADA OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT.

CONTINGENT DEFERRED SALES CHARGES -
         CLASS B SHARES AND CLASS C SHARES


You do not pay a sales charge when you purchase Class B Shares and Class C Shares. The offering price of Class B Shares and Class C Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class H Shares within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class C Shares on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of Class B Shares for Class B Shares or to exchanges of Class C Shares for Class C Shares of another Armada Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class C Shares.


--------------------------------------------------------------------------------
                                                CLASS B SHARES
                             CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
YEARS SINCE PURCHASE                    DOLLAR AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------

FIRST                                                5.0%
SECOND                                               5.0%
THIRD                                                4.0%
FOURTH                                               3.0%
FIFTH                                                2.0%
SIXTH                                                NONE
SEVENTH                                              NONE
EIGHTH                                               NONE



When an investor redeems Class B or Class C Shares, they are redeemed first from those Class B or Class C Shares that are not subject to the deferred sales load (i.e., Class B Shares or Class C Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class B Shares or Class C Shares that have been held the longest.


The contingent deferred sales charge will be waived if you sell your Class B Shares or Class C Shares for the following reasons:

o  redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o  redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o  return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;


o exchanges of Class B Shares for Class B Shares or Class C Shares for Class C Shares of another Armada Fund;


o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;


o exchange of Class B Shares or Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Armada Fund to a non-Armada Fund available through the plan.


 GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately. When you buy Class B Shares or Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO SELL YOUR FUND SHARES


Shareholders may sell shares by following the procedures established when they opened their account or accounts.


INTERNET
WWW.ARMADAFUNDS.COM
The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).


TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 85 "How to Purchase Fund Shares").

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B Shares and Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution to redeem your shares. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Armada.


RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).


The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less, in the case of Class B Shares and Class C Shares, any applicable deferred sales charge. See "Contingent Deferred Sales Charges - Class B Shares and Class C Shares" on page 88 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or


(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES


You may exchange your shares of a Fund for the same class of shares of another Armada Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.


INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).


SYSTEMATIC EXCHANGE PROGRAM
You may exchange shares of an Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals. If you would like to enter a program concerning Class B Shares or Class C Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421
For overnight delivery mail to:
         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184
The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.


IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months.

Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges.


Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CLASS A SHARES

You may exchange Class A Shares of any Armada Fund for Class A Shares of any other Armada Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Armada Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Armada Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of any Armada Fund for Class B Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS C SHARES

You may exchange Class C Shares of any Armada Fund for Class C Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.


SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS A, B AND C SHARES


Because purchases of Class A Shares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

If you would like to enter a systematic exchange program concerning Class B or Class C Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at WWW.ARMADAFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES


Each Fund has adopted separate distribution plans with respect to Class A Shares, Class B Shares and Class C Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allow each Fund to pay distribution fees for the sale and distribution of its shares.

Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than: (i) 0.005% with respect to the S&P 500 Index Fund; (ii) 0.025% for the Small Cap Value Fund; (iii) 0.02% with respect to the Small/Mid Cap Value Fund and Ultra Short Bond Fund; and (iv) 0.05% with respect to each other Fund.


Distribution fees for Class B Shares and Class C Shares, as a percentage of average daily net assets, are as follows: (i) 0.65% with respect to the Aggressive Allocation and Conservative Allocation Funds; and (ii) 0.75% with respect to each other Fund.


Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares, Class B Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A Shares, Class B Shares or Class C Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.


DIVIDENDS AND TAXES

The following Funds distribute income at least annually:

         Armada International Equity Fund
         Armada Small Cap Growth Fund
         Armada Small Cap Value Fund
         Armada Small/Mid Cap Value Fund

The following Funds distribute income quarterly:


         Armada Large Cap Core Equity Fund
         Armada Large Cap Growth Fund
         Armada Large Cap Ultra Fund
         Armada Large Cap Value Fund
         Armada Mid Cap Growth Fund
         Armada S&P 500 Index Fund
         Armada Small Cap Core Fund
         Armada Tax Managed Equity Fund

         Armada Aggressive Allocation Fund
         Armada Balanced Allocation Fund

The following Funds distribute income monthly:


         Armada Conservative Allocation Fund
         Armada Bond Fund
         Armada GNMA Fund
         Armada Intermediate Bond Fund
         Armada Limited Maturity Bond Fund
         Armada Total Return Advantage Fund
         Armada Ultra Short Bond Fund
         Armada U.S. Government Income Fund
         Armada Michigan Municipal Bond Fund
         Armada National Tax Exempt Bond Fund
         Armada Ohio Tax Exempt Bond Fund
         Armada Pennsylvania Municipal Bond Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Armada receives your written notice.


FEDERAL TAXES


Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Certain other distributions paid by the Funds to individual shareholders may also be taxable to you as long-term capital gain, subject to certain requirements. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividends are taxed at a maximum rate of 15%. Fund distributions (other than exempt-interest dividends discussed below) attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."


You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.


The Armada Michigan Municipal Bond Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, and Armada Pennsylvania Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be attributable to "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.


You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES


You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. The Armada Ohio Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Pennsylvania Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about Class A Shares, Class B Shares and Class C Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2003 and is incorporated by reference into the Statement of Additional Information.

In June 2000, the Parkstone Large Capitalization, Mid Capitalization Funds, Bond, U.S. Government Income, and Michigan Municipal Bond were reorganized into the Armada Large Cap Ultra, Mid Cap Growth, Bond, U.S. Government Income, and Michigan Municipal Bond Funds, respectively. In connection with this reorganization, each of these Armada Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund. The Financial Highlights for these Funds for the fiscal year ended May 31, 1999 were audited by the former independent auditors to The Parkstone Group of Funds.

No financial highlights are presented for the Small Cap Core Fund because the Fund was not in operation during the last fiscal year.

No financial highlights are presented for Class B Shares of the Small/Mid Cap Value, Ultra Short Bond and Pennsylvania Municipal Bond Funds because Class B Shares of these Funds had not yet commenced operations as of May 31, 2003. No financial highlights are presented for Class C Shares of the Small/Mid Cap Value and Ultra Short Bond Funds because Class C Shares of the Funds had not yet commenced operations as of May 31, 2003.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated


                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/  (Losses) on  Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
INTERNATIONAL EQUITY FUND
CLASS A
2003                  $9.68   $0.10  1    $(1.79)     $(0.02)   $(0.00)     $7.97    (17.49)%  $32,345      1.63%        0.81%
2002                  10.81    0.04  1     (1.16)      (0.01)    (0.00)      9.68    (10.35)    12,143      1.59         0.38
2001                  14.97   (0.01) 1     (3.15)      (0.00)    (1.00)     10.81    (22.88)    15,390      1.70        (0.04)
2000                  10.87   (0.03)        4.21       (0.01)    (0.07)     14.97     38.50      3,618      1.68        (0.19)
1999                  10.82   (0.01)        0.10       (0.04)    (0.00)     10.87      0.84      1,127      1.68        (0.13)

CLASS B
2003                  $9.46   $0.01  1     $(1.70)    $(0.00)   $(0.00)     $7.77    (17.87)%   $1,944      2.34%        0.10%
2002                  10.62   (0.04) 1     (1.12)      (0.00)    (0.00)      9.46    (10.92)     3,209      2.30        (0.33)
2001                  14.83   (0.10) 1     (3.11)      (0.00)    (1.00)     10.62    (23.47)     5,317      2.41        (0.75)
2000                  10.83   (0.10)        4.17       (0.00)    (0.07)     14.83     37.61        623      2.39        (0.90)
1999                  10.83   (0.07)        0.08       (0.01)    (0.00)     10.83      0.10         42      2.39        (0.84)

CLASS C
2003                  $9.46   $0.01  1    $(1.70)     $(0.00)   $(0.00)     $7.77    (17.87)%     $413      2.34%        0.10%
2002                  10.63   (0.03) 1     (1.14)      (0.00)    (0.00)      9.46    (11.01)       565      2.30        (0.33)
2001                  14.83   (0.10) 1     (3.10)      (0.00)    (1.00)     10.63    (23.40)       364      2.41        (0.75)
2000 2                15.37   (0.04)       (0.50)      (0.00)    (0.00)     14.83     (3.51)       165      2.39        (0.90)

LARGE CAP CORE EQUITY FUND
CLASS A
2003                 $10.77   $0.08  1    $(1.29)     $(0.07)   $(0.00)     $9.49    (11.22)%   $4,703      1.21%        0.83%
2002                  12.16    0.02  1     (1.13)      (0.02)    (0.26)     10.77     (9.19)     3,313      1.22         0.22
2001                  14.80   (0.02)       (0.70)      (0.00)    (1.92)     12.16     (5.91)     3,987      1.24        (0.17)
2000                  13.71   (0.00)        1.62       (0.00)    (0.53)     14.80     11.98      4,146      1.25        (0.22)
1999                  11.34   (0.05) 1      2.93       (0.00)    (0.51)     13.71     25.78      1,731      1.23        (0.40)

CLASS B
2003                  $10.48  $0.01  1    $(1.26)     $(0.01)   $(0.00)     $9.22    (11.79)%   $1,699      1.92%        0.12%
2002                  11.91   (0.05) 1     (1.12)      (0.00)    (0.26)     10.48     (9.87)     2,013      1.93        (0.49)
2001                  14.62   (0.06)       (0.73)      (0.00)    (1.92)     11.91     (6.49)     2,052      1.94        (0.87)
2000                  13.63   (0.07)        1.59       (0.00)    (0.53)     14.62     11.31      1,840      1.96        (0.93)
1999                  11.33   (0.16) 1      2.97       (0.00)    (0.51)     13.63     25.17      1,106      1.94        (1.11)

CLASS C
2003                  $10.48  $0.01  1    $(1.25)     $(0.01)   $(0.00)     $9.23    (11.68)%     $516      1.92%        0.12%
2002                  11.92   (0.04) 1     (1.14)      (0.00)    (0.26)     10.48     (9.94)       499      1.93        (0.49)
2001                  14.63   (0.06)       (0.73)      (0.00)    (1.92)     11.92     (6.48)        50      1.94        (0.87)
2000 3                14.55   (0.05)        0.13       (0.00)    (0.00)     14.63      0.55          2       1.96       (0.93)


                                 Ratio of Net
                                  Investment
                                   Income/
                      Ratio of    (Loss) to
                     Expenses to    Average
                     Average Net  Net Assets
                        Assets      (Before   Portfolio
                     (Before Fee      Fee     Turnover
                       Waivers)     Waivers)    Rate
INTERNATIONAL EQUITY FUND
CLASS A
2003                   1.63%          0.81%      90%
2002                   1.59           0.38       63
2001                   1.75          (0.09)     161
2000                   1.74          (0.25)     124
1999                   1.68          (0.13)      78

CLASS B
2003                   2.34%          0.10%      90%
2002                   2.30          (0.33)      63
2001                   2.46          (0.80)     161
2000                   2.45          (0.96)     124
1999                   2.39          (0.84)      78

CLASS C
2003                   2.34%          0.10%      90%
2002                   2.30          (0.33)      63
2001                   2.46          (0.80)     161
2000 2                 2.45          (0.96)     124

LARGE CAP CORE EQUITY FUND
CLASS A
2003                   1.21%          0.83%      68%
2002                   1.22           0.22      112
2001                   1.29          (0.22)      34
2000                   1.31          (0.28)      37
1999                   1.23          (0.40)      43

CLASS B
2003                   1.92%          0.12%      68%
2002                   1.93          (0.49)     112
2001                   1.94          (0.87)      34
2000                   1.96          (0.93)      37
1999                   1.94          (1.11)      43

CLASS C
2003                   1.92%          0.12%      68%
2002                   1.93          (0.49)     112
2001                   1.94          (0.87)      34
2000 3                 1.96          (0.93)      37

+   Total return is for the period indicated and has not been annualized.
    Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) International Equity Fund Class C commenced operations on January 5, 2000. All ratios for the period have been annualized.
(3) Large Cap Core Equity Fund Class C commenced operations on January 20, 2000. All ratios for the period have been annualized.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/  (Losses) on  Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
LARGE CAP GROWTH FUND
CLASS A
2003                 $19.34   $0.02  1    $(2.39)     $(0.02)   $(0.00)    $16.95    (12.26)% $136,358      1.17%        0.10%
2002                  24.17   (0.04) 1     (4.58)      (0.00)    (0.21)     19.34    (19.23)   103,258      1.17        (0.20)
2001                  28.76   (0.07) 1     (3.40)      (0.00)    (1.12)     24.17    (12.53)   139,717      1.18        (0.28)
2000                  24.55   (0.06) 1      4.53       (0.00)    (0.26)     28.76     18.22    180,000      1.15        (0.24)
1999                  21.35   (0.09) 1      4.28       (0.00)    (0.99)     24.55     19.88    156,356      1.17        (0.36)

CLASS B
2003                 $18.81  $(0.09) 1    $(2.34)     $(0.00)   $(0.00)    $16.38    (12.92)%   $3,363      1.88%       (0.61)%
2002                  23.67   (0.19) 1     (4.46)      (0.00)    (0.21)     18.81    (19.77)     2,972      1.88        (0.91)
2001                  28.37   (0.26) 1     (3.32)      (0.00)    (1.12)     23.67    (13.10)     3,770      1.88        (0.98)
2000                  24.33   (0.26) 1      4.56       (0.00)    (0.26)     28.37     17.68      3,713      1.86        (0.95)
1999                  21.28   (0.27) 1      4.31       (0.00)    (0.99)     24.33     19.22      1,400      1.88        (1.07)

CLASS C
2003                 $18.82  $(0.09) 1    $(2.33)     $(0.00)   $(0.00)    $16.40    (12.91)%    $576       1.88%       (0.61)%
2002                  23.69   (0.19) 1     (4.47)      (0.00)    (0.21)     18.82    (19.79)      654       1.88        (0.91)%
2001                  28.38   (0.26) 1     (3.31)      (0.00)    (1.12)     23.69    (13.06)      436       1.88        (0.98)
2000 2                28.04   (0.08) 1      0.42       (0.00)    (0.00)     28.38      1.21       263       1.86        (0.95)

LARGE CAP ULTRA FUND
CLASS A
2003                  $9.21  $(0.02) 1    $(1.20)     $(0.00)   $(0.00)     $7.99    (13.25)%   $6,624      1.28%       (0.32)%
2002                  12.45   (0.06) 1     (3.18)      (0.00)    (0.00)      9.21    (26.02)     7,601      1.25        (0.53)
2001                  19.81   (0.10) 1     (4.67)      (0.00)    (2.59)     12.45    (26.36)    13,114      1.22        (0.61)
2000                  19.67   (0.06)        4.98       (0.00)    (4.78)     19.81     26.66     21,550      1.30        (0.61)
1999                  16.19   (0.11)        3.89       (0.00)    (0.30)     19.67     23.42     24,513      1.35        (0.59)

CLASS B
2003                  $8.68  $(0.07) 1    $(1.12)     $(0.00)   $(0.00)     $7.49    (13.82)%   $3,475      1.99%       (1.03)%
2002                  11.82   (0.13) 1     (3.01)      (0.00)    (0.00)      8.68    (26.57)     5,452      1.96        (1.24)
2001                  19.08   (0.21) 1     (4.46)      (0.00)    (2.59)     11.82    (26.88)    10,123      1.93        (1.32)
2000                  19.21   (0.13)        4.78       (0.00)    (4.78)     19.08     25.81     15,770      2.05        (1.36)
1999                  15.95   (0.23)        3.79       (0.00)    (0.30)     19.21     22.38     14,128      2.10        (1.33)

CLASS C
2003                  $8.74  $(0.07) 1    $(1.14)     $(0.00)   $(0.00)     $7.53    (13.85)%     $290      1.99%       (1.03)%
2002                  11.89   (0.12) 1     (3.03)      (0.00)    (0.00)      8.74    (26.49)       320      1.96        (1.24)
2001 3                20.22   (0.17) 1     (5.57)      (0.00)    (2.59)     11.89    (30.66)       123      1.93        (1.32)



                                 Ratio of Net
                                  Investment
                                   Income/
                      Ratio of    (Loss) to
                     Expenses to    Average
                     Average Net  Net Assets
                        Assets      (Before   Portfolio
                     (Before Fee      Fee     Turnover
                       Waivers)     Waivers)    Rate
LARGE CAP GROWTH FUND
CLASS A
2003                     1.17%      0.10%        65%
2002                     1.17      (0.20)        52
2001                     1.23      (0.33)        18
2000                     1.21      (0.30)        25
1999                     1.17      (0.36)        57

CLASS B
2003                     1.88%     (0.61)%       65%
2002                     1.88      (0.91)        52
2001                     1.88      (0.98)        18
2000                     1.86      (0.95)        25
1999                     1.88      (1.07)        57

CLASS C
2003                     1.88%     (0.61)%      65%
2002                     1.88      (0.91)        52
2001                     1.88      (0.98)        18
2000 2                   1.86      (0.95)        25

LARGE CAP ULTRA FUND
CLASS A
2003                     1.28%     (0.32)%       57%
2002                     1.25      (0.53)        50
2001                     1.27      (0.66)       102
2000                     1.30      (0.61)        82
1999                     1.35      (0.59)        51

CLASS B
2003                     1.99%     (1.03)%       57%
2002                     1.96      (1.24)        50
2001                     1.93      (1.32)       102
2000                     2.05      (1.36)        82
1999                     2.09      (1.34)        51

CLASS C
2003                     1.99%     (1.03)%       57%
2002                     1.96      (1.24)        50
2001 3                   1.93      (1.32)       102

+   Total return is for the period indicated and has not been annualized.
    Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Large Cap Growth Fund Class C commenced operations on January 27, 2000. All ratios for the period have been annualized.
(3) Large Cap Ultra Fund Class C commenced operations on June 15, 2000. All ratios for the period have been annualized.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/  (Losses) on  Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
LARGE CAP VALUE FUND
CLASS A
2003                 $15.80   $0.19 1     $(1.75)     $(0.18)   $(0.03)    $14.03     (9.78)%  $34,207      1.18%        1.37%
2002                  17.36    0.15 1      (0.88)      (0.15)    (0.68)     15.80     (4.10)    39,511      1.17         0.90
2001                  16.00    0.21         1.71       (0.24)    (0.32)     17.36     12.42     43,511      1.22         1.29
2000                  18.79    0.30        (1.87)      (0.31)    (0.91)     16.00     (8.30)     9,070      1.17         1.82
1999                  17.51    0.21         1.55       (0.23)    (0.25)     18.79     10.40     11,075      1.18         1.82

CLASS B
2003                 $15.73   $0.09 1     $(1.74)     $(0.08)   $(0.03)    $13.97    (10.45)%   $7,022      1.89%        0.66%
2002                  17.29    0.03 1      (0.88)      (0.03)    (0.68)     15.73     (4.81)     9,521      1.88         0.19
2001                  15.93    0.09         1.72       (0.13)    (0.32)     17.29     11.69%    12,458      1.92         0.59
2000                  18.69    0.19        (1.84)      (0.20)    (0.91)     15.93     (8.77)     1,357      1.88         1.11
1999                  17.54    0.17         1.39       (0.16)    (0.25)     18.69      9.14        997      1.89         1.11
CLASS C

2003                 $15.70    $0.10 1    $(1.74)     $(0.09)   $(0.03)    $13.94    (10.42)%     $305      1.89%        0.66%
2002                  17.27     0.04 1     (0.88)      (0.05)    (0.68)     15.70     (4.77)       341      1.88         0.19
2001                  15.93     0.09        1.72       (0.15)    (0.32)     17.27     11.67        187      1.93         0.59
2000 2                15.27     0.08        0.63       (0.05)    (0.00)     15.93      4.65        105      1.88         1.11

MID CAP GROWTH FUND
CLASS A
2003                  $6.26  $(0.06) 1    $(0.72)     $(0.00)   $(0.00)     $5.48    (12.46)%  $16,476      1.55%       (1.17)%
2002                   7.80   (0.08) 1     (1.46)      (0.00)    (0.00)      6.26    (19.74)    19,943      1.52        (1.17)
2001                  15.53   (0.10) 1     (3.09)      (0.00)    (4.54)      7.80    (24.23)    28,107      1.50        (0.88)
2000                  14.10   (0.15) 1      6.23       (0.00)    (4.65)     15.53     51.48     46,183      1.54        (1.00)
1999                  14.98   (0.19)        1.15       (0.00)    (1.84)     14.10      8.08     50,605      1.57        (1.00)

CLASS B
2003                  $5.21  $(0.08) 1    $(0.60)     $(0.00)   $(0.00)     $4.53    (13.05)%   $4,157      2.26%       (1.88)%
2002                   6.55   (0.11) 1     (1.23)      (0.00)    (0.00)      5.21    (20.46)     6,899      2.23        (1.88)
2001                  13.95   (0.16) 1     (2.70)      (0.00)    (4.54)      6.55    (24.69)    11,339      2.21        (1.59)
2000                  13.14   (0.24) 1      5.70       (0.00)    (4.65)     13.95     50.40     18,584      2.29        (1.75)
1999                  14.20   (0.28)        1.06       (0.00)    (1.84)     13.14      7.19     16,629      2.32        (1.75)

CLASS C
2003                  $5.29  $(0.08) 1    $(0.62)     $(0.00)   $(0.00)     $4.59    (13.23)%     $220      2.26%       (1.88)%
2002                   6.64   (0.11) 1     (1.24)      (0.00)    (0.00)      5.29    (20.33)       240      2.23        (1.88)
2001 3                15.11   (0.12) 1     (3.81)      (0.00)    (4.54)      6.64    (29.86)       142      2.21        (1.59)


                                 Ratio of Net
                                  Investment
                                   Income/
                      Ratio of    (Loss) to
                     Expenses to    Average
                     Average Net  Net Assets
                        Assets      (Before   Portfolio
                     (Before Fee      Fee     Turnover
                       Waivers)     Waivers)    Rate
LARGE CAP VALUE FUND
CLASS A
2003                    1.18%         1.37%      34%
2002                    1.17          0.90       39
2001                    1.27          1.24       67
2000                    1.23          1.76       40
1999                    1.18          1.82       19

CLASS B
2003                    1.89%         0.66%      34%
2002                    1.88          0.19       39
2001                    1.92          0.59       67
2000                    1.88          1.11       40
1999                    1.89          1.11       19
CLASS C

2003                    1.89%         0.66%      34%
2002                    1.88          0.19       39
2001                    1.93          0.59       67
2000 2                  1.88          1.11       40

MID CAP GROWTH FUND
CLASS A
2003                    1.55%        (1.17)%     66%
2002                    1.52         (1.17)      68
2001                    1.55         (0.93)     191
2000                    1.54         (1.00)     110
1999                    1.57         (1.00)     100

CLASS B
2003                    2.26%        (1.88)%     66%
2002                    2.23         (1.88)      68
2001                    2.21         (1.59)     191
2000                    2.29         (1.75)     110
1999                    2.32         (1.75)     100

CLASS C
2003                    2.26%        (1.88)%     66%
2002                    2.23         (1.88)      68
2001 3                  2.21         (1.59)     191

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Large Cap Value Fund Class C commenced operations January 27, 2000. All ratios for the period have been annualized .
(3) Mid Cap Growth Fund Class C commenced operations on June 15, 2000. All ratios for the period have been annualized..

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/  (Losses) on  Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
S&P 500 INDEX FUND
CLASS A
2003                  $9.18   $0.09 1     $(0.89)     $(0.09)   $(0.00)     $8.29     (8.57)%  $12,571      0.60%        1.18%
2002                  10.82    0.08 1      (1.64)      (0.08)    (0.00)      9.18    (14.44)     7,889      0.58         0.84
2001                  12.22    0.08        (1.40)      (0.08)    (0.00)     10.82    (10.82)     7,777      0.61         0.69
2000                  11.29    0.09         1.01       (0.11)    (0.06)     12.22      9.70      8,253      0.59         0.77
1999 2                 9.09    0.07         2.18       (0.05)    (0.00)     11.29     24.83      3,892      0.36         1.22

CLASS B
2003                  $9.14   $0.04 1     $(0.90)     $(0.04)   $(0.00)     $8.24    (9.40)%    $1,914      1.35%        0.43%
2002                  10.79    0.01 1      (1.64)      (0.02)    (0.00)      9.14    (15.16)     1,470      1.33         0.09
2001                  12.20    0.01        (1.41)      (0.01)    (0.00)     10.79    (11.47)     1,080      1.36        (0.06)
2000 2                12.04    0.01         0.17       (0.02)    (0.00)     12.20      1.46        524      1.34         0.02

CLASS C
2003                  $9.15   $0.03 1     $(0.89)     $(0.04)   $(0.00)     $8.25     (9.41)%     $881      1.35%        0.43%
2002                  10.79    0.01 1      (1.64)      (0.01)    (0.00)      9.15    (15.08)       885      1.33         0.09
2001                  12.20    0.00        (1.40)      (0.01)    (0.00)     10.79    (11.51)       649      1.36        (0.06)
2000 2                12.61    0.01        (0.41)      (0.01)    (0.00)     12.20     (3.17)       277      1.34         0.02

SMALL CAP GROWTH FUND
CLASS A
2003                  $9.07  $(0.08) 1    $(1.40)     $(0.00)   $(0.00)    $7.59     (16.32)%  $18,814      1.54%       (1.17)%
2002                  11.44   (0.12) 1     (2.25)      (0.00)    (0.00)     9.07     (20.72)    21,941      1.49        (1.13)
2001                  14.81   (0.09) 1     (1.92)      (0.00)    (1.36)    11.44     (14.97)    31,327      1.52        (0.69)
2000                  10.11   (0.07) 1      4.77       (0.00)    (0.00)    14.81      46.49      2,710      1.48        (0.53)
1999                  11.68   (0.05) 1     (1.41)      (0.00)    (0.11)    10.11     (12.54)     1,089      1.51        (0.51)

CLASS B
2003                  $8.79  $(0.12) 1    $(1.37)     $(0.00)   $(0.00)    $7.30     (16.95)%   $5,141      2.25%       (1.88)%
2002                  11.16   (0.18) 1     (2.19)      (0.00)    (0.00)     8.79     (21.24)     8,055      2.20        (1.84)
2001                  14.58   (0.18) 1     (1.88)      (0.00)    (1.36)    11.16     (15.59)    13,010      2.22        (1.39)
2000                  10.01   (0.17) 1      4.74       (0.00)    (0.00)    14.58      45.65        372      2.19        (1.24)
1999                  11.66   (0.10) 1     (1.44)      (0.00)    (0.11)    10.01     (13.26)       139      2.23        (1.23)

CLASS C
2003                  $8.81  $(0.12) 1    $(1.37)     $(0.00)   $(0.00)    $7.32     (16.91)%     $390      2.25%       (1.88)%
2002                  11.19   (0.18) 1     (2.20)      (0.00)    (0.00)     8.81     (21.27)       476      2.20        (1.84)
2001                  14.57   (0.18) 1     (1.84)      (0.00)    (1.36)    11.19     (15.32)       374      2.22        (1.39)
2000 3                16.20   (0.07) 1     (1.56)      (0.00)    (0.00)    14.57     (10.06)        77      2.19        (1.24)

                                     Investment
                                      Income/
                      Ratio of       (Loss) to
                 Net of Expenses to    Average
                     Average Net     Net Assets
                        Assets         (Before   Portfolio
                     (Before Fee         Fee     Turnover
                       Waiver)         Waivers)    Rate
S&P 500 INDEX FUND
CLASS A
2003                     0.75%          1.03%       7%
2002                     0.73           0.69        4
2001                     0.86           0.44       15
2000                     0.84           0.52       48
1999 2                   0.71           0.87        9

CLASS B
2003                     1.50%          0.28%       7%
2002                     1.48          (0.06)       4
2001                     1.51          (0.21)      15
2000 2                   1.49          (0.13)      48

CLASS C
2003                     1.50%          0.28%       7%
2002                     1.48          (0.06)       4
2001                     1.51          (0.21)      15
2000 2                   1.49          (0.13)      48

SMALL CAP GROWTH FUND
CLASS A
2003                     1.54%         (1.17)%    119%
2002                     1.49          (1.13)     122
2001                     1.57          (0.74)     174
2000                     1.54          (0.59)     155
1999                     1.52          (0.52)     159

CLASS B
2003                     2.25%         (1.88)%    119%
2002                     2.20          (1.84)     122
2001                     2.27          (1.44)     174
2000                     2.25          (1.30)     155
1999                     2.23          (1.23)     159

CLASS C
2003                     2.25%         (1.88)%    119%
2002                     2.20          (1.84)     122
2001                     2.27          (1.44)     174
2000 3                   2.25          (1.30)     155

+   Total return is for the period indicated and has not been annualized.
    Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) S&P 500 Index Fund Class A, Class B and Class C commenced operations on October 15, 1998, January 4, 2000 and January 17, 2000, respectively. All ratios for the respective periods have been annualized.
(3) Small Cap Growth Fund Class C commenced operations on January 20, 2000. All ratios for the period have been annualized.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/  (Losses) on  Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
SMALL CAP VALUE FUND
CLASS A
2003                 $20.03   $0.03 1     $(2.11)     $(0.07) 2 $(0.84)    $17.04     (9.88)% $147,501     1.45%         0.23%
2002                  18.57    0.04 1       3.29       (0.11)    (1.76)     20.03     19.31     43,052      1.41         0.29
2001                  14.77    0.19         4.23       (0.21)    (0.41)     18.57     30.55     12,315      1.45         1.10
2000                  13.31    0.27         1.38       (0.19)    (0.00)     14.77     12.59      9,727      1.46         1.72
1999                  15.47    0.06        (0.85)      (0.04)    (1.33)     13.31    (4.38)     11,542      1.38         0.44

CLASS B
2003                 $19.68  $(0.08) 1    $(2.09)     $(0.00)   $(0.84)    $16.67    (10.56)%  $10,944      2.16%       (0.48)%
2002                  18.34   (0.09) 1      3.24       (0.05)    (1.76)     19.68     18.48      7,465      2.12        (0.42)
2001                  14.62    0.09         4.16       (0.12)    (0.41)     18.34     29.62      1,483      2.15         0.40
2000                  13.19    0.14         1.41       (0.12)    (0.00)     14.62     11.87        742      2.17         1.01
1999                  15.42   (0.03)       (0.87)      (0.00)    (1.33)     13.19    (5.13)        515      2.08        (0.26)

CLASS C
2003                 $19.65  $(0.08) 1    $(2.08)     $(0.00)   $(0.84)    $16.65    (10.52)%  $11,799      2.16%       (0.48)%
2002                  18.34   (0.12) 1      3.27       (0.08)    (1.76)     19.65     18.46      5,100      2.12        (0.42)
2001                  14.62    0.11         4.14       (0.12)    (0.41)     18.34     29.62        361      2.15         0.40
2000 3                13.07    0.01         1.54       (0.00)    (0.00)     14.62     11.86         68      2.17         1.01

SMALL/MID CAP VALUE FUND
CLASS A
2003 4               $10.00   $0.06 1      $0.01     $(0.02)    $(0.00)    $10.05      0.71%    $1,299      1.18%        0.64%


                                    Investment
                                     Income/
                      Ratio of      (Loss) to
                 Net of Expenses to      Average
                     Average Net    Net Assets
                        Assets        (Before   Portfolio
                     (Before Fee        Fee     Turnover
                       Waiver)       Waivers)    Rate
SMALL CAP VALUE FUND
CLASS A
2003                    1.45%         0.23%     127%
2002                    1.41          0.29      106
2001                    1.50          1.05      128
2000                    1.52          1.66      120
1999                    1.38          0.44       79

CLASS B
2003                    2.16%        (0.48)%    127%
2002                    2.12         (0.42)     106
2001                    2.15          0.35      128
2000                    2.17          0.95      120
1999                    2.08         (0.26)      79

CLASS C
2003                    2.16%        (0.48)%    127%
2002                    2.12         (0.42)     106
2001                    2.15          0.35      128
2000 3                  2.17          0.95      120

SMALL/MID CAP VALUE FUND
CLASS A
2003 4                  1.49%         0.33%      76%

+   Total return is for the period indicated and has not been annualized.
    Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Includes a tax return of capital of $(0.01) for Class A for Small Cap Value Fund.
(3) Small Cap Value Fund Class C commenced operations on January 27, 2000. All ratios for the period have been annualized.
(4) Small/Mid Cap Value Fund Class A commenced operations on July 1, 2002. All ratios for the period have been annualized.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/  (Losses) on  Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
TAX MANAGED EQUITY FUND
CLASS A
2003                 $11.09   $0.05 1     $(1.63)     $(0.04)   $(0.09)     $9.38    (14.15)%  $12,377      1.20%        0.58%
2002                  12.62    0.01 1      (1.53)      (0.01)    (0.00)     11.09    (12.05)    15,755      1.18         0.08
2001                  14.33   (0.01)       (1.67)      (0.00)    (0.03)     12.62    (11.76)    17,645      1.22        (0.14)
2000                  12.16    0.00         2.18       (0.00)    (0.01)     14.33     18.01     17,372      1.20        (0.06)
1999                   9.93    0.04         2.24       (0.04)    (0.01)     12.16     23.03      7,353      1.09         0.11

CLASS B
2003                 $10.82  $(0.01) 1    $(1.59)     $(0.00)   $(0.09)     $9.13    (14.76)%   $6,350      1.91%       (0.13)%
2002                  12.38   (0.07) 1     (1.49)      (0.00)    (0.00)     10.82    (12.60)     8,981      1.89        (0.63)
2001                  14.16   (0.10)       (1.65)      (0.00)    (0.03)     12.38    (12.39)    10,771      1.92        (0.84)
2000                  12.12   (0.07)        2.12       (0.00)    (0.01)     14.16     16.95     11,135      1.91        (0.77)
1999                   9.93   (0.02)        2.23       (0.01)    (0.01)     12.12     22.31      5,377      1.79        (0.59)

CLASS C
2003                 $10.78  $(0.01) 1    $(1.58)     $(0.00)   $(0.09)     $9.10    (14.73)%     $586      1.91%       (0.13)%
2002                  12.35   (0.07) 1     (1.50)      (0.00)    (0.00)     10.78    (12.71)       981      1.89        (0.63)
2001                  14.16   (0.12)       (1.66)      (0.00)    (0.03)     12.35    (12.60)       880      1.92        (0.84)
2000 2                14.01   (0.03)        0.18       (0.00)    (0.00)     14.16      1.07        453      1.91        (0.77)

                                    Investment
                                     Income/
                      Ratio of      (Loss) to
                  Net of Expenses to  Average
                     Average Net    Net Assets
                        Assets        (Before   Portfolio
                     (Before Fee        Fee     Turnover
                       Waiver)       Waivers)    Rate
TAX MANAGED EQUITY FUND
CLASS A
2003                    1.20%         0.58%       0%
2002                    1.18          0.08        0
2001                    1.27         (0.19)       1
2000                    1.26         (0.12)       3
1999                    1.26         (0.06)       5

CLASS B
2003                    1.91%        (0.13)%      0%
2002                    1.89         (0.63)       0
2001                    1.92         (0.89)       1
2000                    1.91         (0.83)       3
1999                    1.97         (0.77)       5

CLASS C
2003                    1.91%        (0.13)%      0%
2002                    1.89         (0.63)       0
2001                    1.92         (0.89)       1
2000 2                  1.91         (0.83)       3

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Tax Managed Equity Fund Class C commenced operations on January 10, 2000. All ratios for the period have been annualized.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                         Realized                                                        Ratio of
                       Net                 and                Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/  (Losses) on  Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
AGGRESSIVE ALLOCATION FUND
CLASS A
2003                  $9.07   $0.00 1     $(0.80)     $(0.06) 5  $(0.00)    $8.21     (8.73)%   $2,744      1.13%       (0.02)%
2002                   9.95    0.08 1      (0.83)      (0.13) 4   (0.00)     9.07     (7.54)     2,744      1.37         0.90
2001 2                10.00    0.02        (0.06)      (0.01)     (0.00)     9.95     (0.38)     2,500      0.63         0.85

CLASS B
2003                  $9.03  $(0.05) 1    $(0.80)     $(0.05) 5  $(0.00)    $8.13     (9.32)%     $610      1.74%       (0.63)%
2002                   9.95    0.03 1      (0.83)      (0.12) 4   (0.00)     9.03     (8.12)       137      1.98         0.29
2001 2                 9.98    0.00        (0.03)      (0.00)     (0.00)     9.95     (0.30)         7      1.23         0.25

CLASS C
2003                  $9.04  $(0.05) 1    $(0.80)     $(0.05) 5  $(0.00)    $8.14     (9.34)%     $241      1.74%       (0.63)%
2002 2                 9.89    0.03 1      (0.77)      (0.11) 4   (0.00)     9.04     (8.37)       223      1.98         0.29

BALANCED ALLOCATION FUND
CLASS A
2003                  $9.02   $0.11 1     $(0.55)     $(0.13)    $(0.00)    $8.45     (4.80)%  $16,515      1.34%        1.38%
2002                   9.72    0.17 1      (0.69)      (0.18)     (0.00)     9.02     (5.41)    16,664      1.25         1.88
2001                  11.68    0.29        (0.46)      (0.24)     (1.55)     9.72     (1.92)    13,592      1.28         2.06
2000                  10.31    0.23         1.35       (0.21)     (0.00)    11.68     15.48      3,965      1.26         1.95
1999 3                 9.74    0.14         0.57       (0.14)     (0.00)    10.31      7.26      1,466      1.31         2.50

CLASS B
2003                  $9.03   $0.05 1     $(0.55)     $(0.07)    $(0.00)    $8.46     (5.48)%   $5,879     2.05%         0.67%
2002                   9.73    0.11 1      (0.70)      (0.11)     (0.00)     9.03     (6.06)     5,721      1.96         1.17
2001                  11.70    0.21        (0.46)      (0.17)     (1.55)     9.73     (2.67)     5,551      1.98         1.69
2000                  10.33    0.15         1.36       (0.14)     (0.00)    11.70     14.79        691      1.97         1.24
1999 3                 9.82    0.10         0.51       (0.10)     (0.00)    10.33      6.07        385      2.02         1.29

CLASS C
2003                  $9.00   $0.05 1     $(0.55)     $(0.07)    $(0.00)    $8.43     (5.49)%     $680      2.05%        0.67%
2002                   9.72    0.11 1      (0.71)      (0.12)     (0.00)     9.00     (6.16)       747      1.96         1.17
2001                  11.70    0.21        (0.46)      (0.18)     (1.55)     9.72     (2.70)        22      1.98         1.69
2000 3                11.88    0.02        (0.20)      (0.00)     (0.00)    11.70     (1.52)         3      1.97         1.24

                                    Investment
                                     Income/
                      Ratio of      (Loss) to
                 Net of Expenses to  Average
                     Average Net    Net Assets
                        Assets        (Before   Portfolio
                     (Before Fee        Fee     Turnover
                       Waiver)       Waivers)    Rate

AGGRESSIVE ALLOCATION FUND
CLASS A
2003                    1.38%        (0.27)%     78%
2002                    1.62          0.65       40
2001 2                  1.01          0.47        5

CLASS B
2003                    1.99%        (0.88)%     78%
2002                    2.23          0.04       40
2001 2                  1.56         (0.08)       5

CLASS C
2003                    1.99%        (0.88)%     78%
2002 2                  2.23          0.04       40

BALANCED ALLOCATION FUND
CLASS A
2003                    1.34%         1.38%     171%
2002                    1.25          1.88      106
2001                    1.33          2.01      161
2000                    1.32          1.89      182
1999 3                  1.31          2.50      116

CLASS B
2003                    2.05%         0.67%     171%
2002                    1.96          1.17      106
2001                    1.98          1.69      161
2000                    1.97          1.24      182
1999 3                  2.02          1.29      116

CLASS C
2003                    2.05%         0.67%     171%
2002                    1.96          1.17      106
2001                    1.98          1.69      161
2000 3                  1.97          1.24      182

+  Total return is for the period indicated and has not been annualized.
   Total return excludes sales charge.
(1)Per share data calculated using average shares outstanding method.
(2)The Aggressive Allocation Fund Class A, Class B and Class C commenced operations on March 6, 2001, May 8, 2001 and June 28, 2001, respectively. All ratios for the respective periods have been annualized.
(3)The Balanced Allocation Fund Class A, Class B and Class C commenced operations on July 31, 1998, November 11, 1998 and April 20, 2000, respectively. All ratios for the respective periods have been annualized.
(4)Includes a tax return of capital of $(0.04), $(0.04) and $(0.04) for Class
   A, Class B and Class C respectively, for the Aggressive Allocation Fund.
(5)Includes a tax return of capital of $(0.06), $(0.05) and $(0.05) for Class A, Class B and Class C respectively, for the Aggressive Allocation Fund.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/   (Losses) on Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
CONSERVATIVE ALLOCATION FUND
CLASS A
2003                  $9.66   $0.14 1     $(0.06)     $(0.17) 3  $(0.00)    $9.57      0.90%    $3,048      0.95%        1.58%
2002                  10.04    0.24 1      (0.36)      (0.26)     (0.00)     9.66     (1.21)     2,689      1.27         2.43
2001 2                10.00    0.07         0.02       (0.05)     (0.00)    10.04      0.90      2,522      0.62         2.95

CLASS B
2003                  $9.65   $0.06 1     $(0.04)     $(0.12) 3  $(0.00)    $9.55      0.27%      $613      1.56%        0.97%
2002 2                 9.97    0.08 1      (0.22)      (0.18)     (0.00)     9.65     (1.46)       163      1.88         1.82

CLASS C
2003                  $9.65   $0.09 1     $(0.06)     $(0.12) 3  $(0.00)    $9.56      0.34%      $753      1.56%        0.97%
2002                  10.04    0.10 1      (0.28)      (0.21)     (0.00)     9.65     (1.79)       702      1.88         1.82
2001 2                10.14    0.00        (0.10)      (0.00)     (0.00)    10.04     (0.99)        55      1.22         2.35




                                 Ratio of Net
                                  Investment
                                   Income/
                      Ratio of    (Loss) to
                     Expenses to    Average
                     Average Net  Net Assets
                        Assets      (Before   Portfolio
                     (Before Fee      Fee     Turnover
                       Waiver)     Waivers)    Rate

CONSERVATIVE ALLOCATION FUND
CLASS A
2003                    1.20%         1.33%      38%
2002                    1.52          2.18       27
2001 2                  1.00          2.57        5

CLASS B
2003                    1.81%         0.72%      38%
2002 2                  2.13          1.57       27

CLASS C
2003                    1.81%         0.72%      38%
2002                    2.13          1.57       27
2001 2                  1.60          1.97        5

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1)Per share data calculated using average shares outstanding method.
(2)The Conservative Allocation Fund Class A, Class B and Class C commenced operations on March 6, 2001, July 13, 2001 and May 23, 2001, respectively. All ratios for the respective periods have been annualized.
(3)Includes a tax return of capital of $(0.03), $(0.02) and $(0.02) for Class A, Class B and Class C, respectively, for the Conservative Allocation Fund.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/   (Losses) on  Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
BOND FUND*
CLASS A
2003                  $9.88   $0.46 1      $0.56      $(0.43)    $(0.00)   $10.47     10.57%   $14,985      0.96%        4.48%
2002                   9.73    0.54 1       0.14       (0.53)     (0.00)     9.88      7.13      9,530      0.96         5.45
2001                   9.40    0.59         0.34       (0.60)     (0.00)     9.73     10.26      8,944      0.97         6.14
2000                   9.95    0.57        (0.55)      (0.57)     (0.00)     9.40      0.05     10,237      1.12         5.89
1999                  10.27    0.53        (0.29)      (0.54)     (0.02)     9.95      2.55     11,916      1.19         5.29

CLASS B
2003                  $9.87   $0.38 1      $0.56      $(0.36)    $(0.00)   $10.45      9.70%    $2,095      1.67%        3.77%
2002                   9.72    0.47 1       0.14       (0.46)     (0.00)     9.87      6.39      2,133      1.67         4.74
2001                   9.38    0.54         0.33       (0.53)     (0.00)     9.72      9.46      2,317      1.67         5.44
2000                   9.93    0.50        (0.56)      (0.49)     (0.00)     9.38     (0.58)     2,373      1.87         5.14
1999                  10.25    0.47        (0.30)      (0.47)     (0.02)     9.93      1.66      4,548      1.94         4.53

CLASS C
2003                  $9.86   $0.38 1       $0.56     $(0.36)    $(0.00)   $10.44      9.70%      $403      1.67%        3.77%
2002                   9.71    0.45 1        0.16      (0.46)     (0.00)     9.86      6.39        150      1.67         4.74
2001 2                 9.48    0.52          0.23      (0.52)     (0.00)     9.71      8.06         62      1.67         5.44




                                 Ratio of Net
                                  Investment
                                   Income/
                      Ratio of    (Loss) to
                     Expenses to    Average
                     Average Net  Net Assets
                        Assets      (Before   Portfolio
                     (Before Fee      Fee     Turnover
                       Waiver)      Waivers)    Rate
BOND FUND*
CLASS A
2003                    0.96%         4.48%     213% 3
2002                    0.96          5.45       98
2001                    1.02          6.09       73
2000                    1.14          5.87      155
1999                    1.28          5.20      269

CLASS B
2003                    1.67%         3.77%     213% 3
2002                    1.67          4.74       98
2001                    1.67          5.44       73
2000                    1.89          5.12      155
1999                    2.03          4.44      269

CLASS C
2003                    1.67%         3.77%     213% 3
2002                    1.67          4.74       98
2001 2                  1.67          5.44       73

* Effective June 9, 2000, the Parkstone Bond Fund was merged into the Armada Bond Fund. The financial highlights for the periods prior to June 9, 2000 reflect the performance history of the Parkstone Bond Fund. The net asset values at the beginning of each period and the changes in net asset values, including the net asset values at the end of each period listed have been restated to reflect the conversion rate of .9725738 for Class A and .9756871 for Class B on the date of the reorganization.
+ Total return is for the period indicated and has not been annualized unless otherwise indicated. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) The Bond Fund Class C commenced operations on June 12, 2000. All ratios for the period have been annualized.
(3) Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/   (Losses) on Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
GNMA FUND
CLASS A
2003                 $10.36   $0.44 1      $0.09      $(0.48)    $(0.00)   $10.41      5.13%    $7,535      1.02%        4.25%
2002                  10.23    0.56 1       0.14       (0.57)     (0.00)    10.36      6.95      6,550      1.01         5.40
2001                   9.75    0.60         0.47       (0.59)     (0.00)    10.23     11.27      1,113      1.05         5.94
2000                  10.10    0.57        (0.35)      (0.57)     (0.00)     9.75      2.33      1,231      1.05         5.79
1999                  10.36    0.59        (0.20)      (0.58)     (0.07)    10.10      3.77      1,497      1.03         5.67

CLASS B
2003                 $10.36   $0.37 1      $0.09      $(0.41)    $(0.00)   $10.41      4.40%    $1,878      1.73%        3.54%
2002                  10.23    0.48 1       0.14       (0.49)     (0.00)    10.36      6.21        577      1.72         4.69
2001                   9.75    0.53         0.47       (0.52)     (0.00)    10.23     10.50        208      1.75         5.24
2000 2                 9.76    0.40        (0.01)      (0.40)     (0.00)     9.75      4.07        161      1.76         5.08

CLASS C
2003                 $10.37   $0.37 1      $0.09      $(0.41)    $(0.00)   $10.42      4.40%    $2,172      1.73%        3.54%
2002                  10.22    0.48 1       0.16       (0.49)     (0.00)    10.37      6.42      1,789      1.72         4.69
2001                   9.75    0.53         0.46       (0.52)     (0.00)    10.22     10.39         60      1.75         5.24
2000 2                 9.72    0.18         0.03       (0.18)     (0.00)     9.75      2.16         84      1.76         5.08

INTERMEDIATE BOND FUND
CLASS A
2003                 $10.42   $0.41 1      $0.69      $(0.41)    $(0.00)   $11.11     10.71%   $11,250      0.83%        3.76%
2002                  10.26    0.52 1       0.16       (0.52)     (0.00)    10.42      6.78      8,926      0.82         5.02
2001                   9.92    0.62         0.34       (0.62)     (0.00)    10.26      9.88      8,172      0.84         6.09
2000                  10.41    0.61        (0.48)      (0.61)     (0.01)     9.92      1.25      3,874      0.83         5.97
1999                  10.63    0.54        (0.16)      (0.54)     (0.06)    10.41      3.54      5,129      0.86         4.96

CLASS B
2003                 $10.42   $0.33 1      $0.69      $(0.33)    $(0.00)   $11.11      9.94%    $4,245      1.54%        3.05%
2002                  10.26    0.45 1       0.16       (0.45)     (0.00)    10.42      6.03      1,445      1.53         4.31
2001                   9.93    0.56         0.31       (0.54)     (0.00)    10.26      9.00      1,392      1.54         5.39
2000                  10.41    0.54        (0.47)      (0.54)     (0.01)     9.93      0.64        733      1.54         5.26
1999                  10.63    0.45        (0.15)      (0.46)     (0.06)    10.41      2.83        709      1.57         4.25

CLASS C
2003                 $10.44   $0.33 1      $0.69      $(0.33)    $(0.00)   $11.13      9.93%      $654      1.54%        3.05%
2002                  10.28    0.44 1       0.17       (0.45)     (0.00)    10.44      6.03        413      1.53         4.31
2001                   9.93    0.55         0.35       (0.55)     (0.00)    10.28      9.22        180      1.54         5.39
2000 3                 9.91   (0.00)        0.02       (0.00)     (0.00)     9.93      0.22        191      1.54         5.26


                                 Ratio of Net
                                  Investment
                                   Income/
                      Ratio of    (Loss) to
                     Expenses to    Average
                     Average Net  Net Assets
                        Assets      (Before   Portfolio
                     (Before Fee      Fee     Turnover
                       Waiver)      Waivers)    Rate
GNMA FUND
CLASS A
2003                     1.02%         4.25%      89%
2002                     1.01          5.40       46
2001                     1.10          5.89       47
2000                     1.11          5.73       79
1999                     1.03          5.67       85

CLASS B
2003                     1.73%         3.54%      89%
2002                     1.72          4.69       46
2001                     1.75          5.24       47
2000 2                   1.76          5.08       79

CLASS C
2003                     1.73%         3.54%      89%
2002                     1.72          4.69       46
2001                     1.75          5.24       47
2000 2                   1.76          5.08       79

INTERMEDIATE BOND FUND
CLASS A
2003                     0.98%         3.61%     129%
2002                     0.97          4.87      141
2001                     1.04          5.89      133
2000                     1.04          5.76      201
1999                     1.00          4.82      256

CLASS B
2003                     1.69%         2.90%     129%
2002                     1.68          4.16      141
2001                     1.69          5.24      133
2000                     1.69          5.11      201
1999                     1.71          4.11      256

CLASS C
2003                     1.69%         2.90%     129%
2002                     1.68          4.16      141
2001                     1.69          5.24      133
2000 5                   1.69          5.11      201


+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) GNMA Fund Class B and Class C commenced operations on August 11, 1999 and January 27, 2000, respectively. All ratios for the respective periods have been annualized.
(3) Intermediate Bond Fund Class C commenced operations on May 30, 2000. All ratios for the period have been annualized.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/   (Losses) on  Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
LIMITED MATURITY BOND FUND
CLASS A
2003                 $10.00   $0.30 1      $0.21      $(0.31)    $(0.00)   $10.20      5.21%   $11,369      0.79%        2.92%
2002                   9.90    0.47 1       0.10       (0.47)     (0.00)    10.00      5.87      7,039      0.73         4.69
2001                   9.74    0.60         0.16       (0.60)     (0.00)     9.90      7.99      5,022      0.65         5.88
2000                   9.99    0.56        (0.24)      (0.57)     (0.00)     9.74      3.47        873      0.64         5.74
1999                  10.08    0.56        (0.05)      (0.55)     (0.05)     9.99      4.94        550      0.53         5.39

CLASS B
2003                 $10.00   $0.23 1      $0.21      $(0.24)    $(0.00)   $10.20      4.47%    $1,721      1.50%        2.21%
2002                   9.90    0.39 1       0.11       (0.40)     (0.00)    10.00      5.07      1,329      1.49         3.93
2001                   9.73    0.51         0.17       (0.51)     (0.00)     9.90      7.16        742      1.53         5.00
2000 2                 9.90    0.39        (0.17)      (0.39)     (0.00)     9.73      2.22        180      1.54         4.84

CLASS C
2003                 $10.00   $0.23 1      $0.21      $(0.24)    $(0.00)   $10.20      4.47%    $1,572      1.50%        2.21%
2002                   9.89    0.36 1       0.15       (0.40)     (0.00)    10.00      5.19        888      1.49         3.93
2001                   9.73    0.51         0.16       (0.51)     (0.00)     9.89      7.06         64      1.53         5.00
2000 2                 9.85    0.18        (0.12)      (0.18)     (0.00)     9.73      0.56         18      1.54         4.84

TOTAL RETURN ADVANTAGE FUND
CLASS A
2003                 $10.24   $0.45 1      $0.92      $(0.50)    $(0.10)   $11.01     13.79%    $4,122      0.83%        4.35%
2002                  10.02    0.53 1       0.22       (0.53)     (0.00)    10.24      7.60      1,350      0.80         5.17
2001                   9.47    0.55         0.56       (0.56)     (0.00)    10.02     12.00      1,183      0.76         5.70
2000                   9.98    0.57        (0.44)      (0.58) 4   (0.06)     9.47      1.41      5,035      0.73         5.92
1999                  10.25    0.56        (0.23)      (0.56)     (0.04)     9.98      3.18      4,686      0.69         5.48

CLASS B
2003                 $10.27   $0.39 1      $0.91      $(0.43)    $(0.10)   $11.04     12.97%      $902      1.54%        3.64%
2002                  10.05    0.46 1       0.21       (0.45)     (0.00)    10.27      6.83        301      1.51         4.46
2001                   9.50    0.48         0.56       (0.49)     (0.00)    10.05     11.18        147      1.49         4.97
2000 3                 9.73    0.39        (0.19)      (0.37)     (0.06)     9.50      2.17          1      1.47         5.18

CLASS C
2003                 $10.25   $0.38 1      $0.93      $(0.43)    $(0.10)   $11.03     13.09%      $340      1.54%        3.64%
2002                  10.04    0.46 1       0.20       (0.45)     (0.00)    10.25      6.73         38      1.51         4.46
2001 3                 9.73    0.32         0.31       (0.32)     (0.00)    10.04      6.54         20      1.49         4.97

ULTRA SHORT BOND FUND
CLASS A
2003 5               $10.02   $0.06 1      $0.06      $(0.06)    $(0.00)   $10.08      1.23%      $109      0.52%        1.55%


                                Ratio of Net
                                  Investment
                                   Income/
                      Ratio of    (Loss) to
                     Expenses to    Average
                     Average Net  Net Assets
                        Assets      (Before   Portfolio
                     (Before Fee      Fee     Turnover
                       Waivers)     Waivers)    Rate
LIMITED MATURITY BOND FUND
CLASS A
2003                     0.89%         2.82%     117%
2002                     0.83          4.59      110
2001                     0.83          5.70       87
2000                     0.84          5.54       90
1999                     0.75          5.17      190

CLASS B
2003                     1.60%         2.11%     117%
2002                     1.59          3.83      110
2001                     1.63          4.90       87
2000 2                   1.64          4.74       90

CLASS C
2003                     1.60%         2.11%     117%
2002                     1.59          3.83      110
2001                     1.63          4.90       87
2000 2                   1.64          4.74       90

TOTAL RETURN ADVANTAGE FUND
CLASS A
2003                     0.98%         4.20%     108%
2002                     0.97          5.00       88
2001                     1.04          5.42      182
2000                     1.02          5.63      121
1999                     0.89          5.28      142

CLASS B
2003                     1.69%         3.49%     108%
2002                     1.68          4.29       88
2001                     1.69          4.77      182
2000 3                   1.67          4.98      121

CLASS C
2003                     1.69%         3.49%     108%
2002                     1.68          4.29       88
2001 3                   1.69          4.77      182

ULTRA SHORT BOND FUND
CLASS A
2003 5                   0.84%         1.17%     239%

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Limited Maturity Bond Fund Class B and Class C commenced operations on August 11, 1999 and January 27, 2000, respectively. All ratios for the respective periods have been annualized.
(3) Total Return Advantage Fund Class B and Class C commenced operations on September 29, 1999 and October 3, 2000, respectively. All ratios for the respective periods have been annualized.
(4) Includes distribution in excess of net investment income of $(0.01) for Class A of the Total Return Advantage Fund.
(5) Ultra Short Bond Fund Class A commenced operations on January 6, 2003. All ratios for the period have been annualized.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/   (Losses) on Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
U.S. GOVERNMENT INCOME FUND
CLASS A
2003                  $9.45   $0.37 1      $0.18      $(0.43)    $(0.00)    $9.57      5.89%   $18,067      1.02%        3.84%
2002                   9.22    0.47 1       0.22       (0.46)     (0.00)     9.45      7.67     13,387      1.01         5.04
2001                   8.77    0.55         0.45       (0.55)     (0.00)     9.22     11.66     13,863      1.03         6.03
2000                   9.13    0.54        (0.37)      (0.53)     (0.00)     8.77      1.96     20,790      1.08         6.03
1999                   9.27    0.55        (0.14)      (0.55)     (0.00)     9.13      4.46     38,190      1.00         5.92

CLASS B
2003                  $9.42   $0.30 1      $0.19      $(0.36)    $(0.00)    $9.55     5.14%     $7,330      1.73%        3.13%
2002                   9.19    0.41 1       0.22       (0.40)     (0.00)     9.42      6.93      6,801      1.72         4.33
2001                   8.74    0.49         0.44       (0.48)     (0.00)     9.19     10.90      7,160      1.74         5.32
2000                   9.11    0.48        (0.38)      (0.47)     (0.00)     8.74      1.10      9,192      1.83         5.28
1999                   9.24    0.47        (0.13)      (0.47)     (0.00)     9.11      3.76     16,373      1.75         5.15

CLASS C
2003                  $9.43   $0.30 1      $0.19      $(0.36)    $(0.00)    $9.56      5.15%    $1,246      1.73%        3.13%
2002                   9.20    0.41 1       0.22       (0.40)     (0.00)     9.43      6.93        752      1.72         4.33
2001 2                 8.83    0.45         0.37       (0.45)     (0.00)     9.20      9.51        113      1.74         5.32

MICHIGAN MUNICIPAL BOND FUND
CLASS A
2003                 $11.02   $0.45 1      $0.44      $(0.45)    $(0.02)   $11.44      8.23%   $14,112      0.85%        3.99%
2002 3                10.93    0.47 1       0.10       (0.47)     (0.01)    11.02      5.33     15,638      0.79         4.27
2001                  10.38    0.49         0.55       (0.49)     (0.00)    10.93     10.13     13,816      0.70         4.52
2000                  10.91    0.45        (0.53)      (0.44)     (0.01)    10.38     (0.68)    14,799      1.06         4.21
1999                  11.06    0.44        (0.08)      (0.44)     (0.07)    10.91      3.38     28,305      1.01         3.96

CLASS B
2003                 $11.03   $0.37 1      $0.45      $(0.37)    $(0.02)   $11.46      7.57%    $1,985      1.56%        3.28%
2002 3                10.95    0.39 1       0.09       (0.39)     (0.01)    11.03      4.44      1,960      1.50         3.56
2001                  10.39    0.40         0.56       (0.40)     (0.00)    10.95      9.31      1,937      1.55         3.67
2000                  10.92    0.37        (0.53)      (0.36)     (0.01)    10.39     (1.41)     1,881      1.81         3.46
1999                  11.07    0.36        (0.08)      (0.36)     (0.07)    10.92      2.52      3,217      1.76         3.21

CLASS C
2003                 $11.03   $0.37 1      $0.45      $(0.37)    $(0.02)   $11.46      7.57%      $320      1.56%        3.28%
2002 3,4              11.05    0.32 1      (0.02)      (0.31)     (0.01)    11.03      2.81        283      1.55         3.51


                                 Ratio of Net
                                  Investment
                                   Income/
                      Ratio of    (Loss) to
                     Expenses to    Average
                     Average Net  Net Assets
                        Assets      (Before   Portfolio
                     (Before Fee      Fee     Turnover
                       Waivers)     Waivers)    Rate

U.S. GOVERNMENT INCOME FUND
CLASS A
2003                    1.02%         3.84%     364%
2002                    1.01          5.04      219
2001                    1.08          5.98       78
2000                    1.19          5.92       74
1999                    1.34          5.58       53

CLASS B
2003                    1.73%         3.13%     364%
2002                    1.72          4.33      219
2001                    1.74          5.32       78
2000                    1.94          5.17       74
1999                    2.09          4.81       53

CLASS C
2003                    1.73%         3.13%     364%
2002                    1.72          4.33      219
2001 2                  1.74          5.32       78

MICHIGAN MUNICIPAL BOND FUND
CLASS A
2003                    1.00%         3.84%       7%
2002 3                  0.94          4.12        6
2001                    0.90          4.32       16
2000                    1.16          4.11       10
1999                    1.29          3.68        7

CLASS B
2003                    1.71%         3.13%       7%
2002 3                  1.65          3.41        6
2001                    1.70          3.52       16
2000                    1.91          3.36       10
1999                    2.05          2.92        7

CLASS C
2003                    1.71%         3.13%       7%
2002 3,4                1.70          3.36        6

+   Total return is for the period indicated and has not been annualized.
    Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) U.S. Government Income Fund Class C commenced operations on June 21, 2000. All ratios for the period have been annualized.
(3) In accordance with the implementation of new accounting standards, the Michigan Municipal Bond Fund was required to record a cumulative effect adjustment of $78,937 to reflect the accretion of market discounts that were not previously recorded. The cumulative adjustments were reclassified between net investment income and net unrealized appreciation of securities and therefore did not impact total net assets or the net asset value per share of the Funds. The effect of this change for the year ended May 31, 2002 was to increase net investment income by $36,050.
(4) Michigan Municipal Bond fund Class C commenced operations on August 6, 2001. All ratios for the period have been annualized.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/   (Losses) on Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
NATIONAL TAX EXEMPT BOND FUND
CLASS A
2003                 $10.21   $0.38 1      $0.43      $(0.38)    $(0.00)   $10.64      8.07%    $4,443      0.85%        3.67%
2002 4                10.05    0.41 1       0.15       (0.40)     (0.00)    10.21      5.65      7,385      0.80         3.99
2001                   9.54    0.42         0.51       (0.42)     (0.00)    10.05      9.94      6,644      0.70         4.29
2000                   9.97    0.41        (0.42)      (0.41)     (0.01)     9.54    (0.02)      4,009      0.64         4.27
1999 2                10.04    0.41        (0.04)      (0.41)     (0.03)     9.97      3.67      4,205      0.46         4.29

CLASS B
2003                 $10.16   $0.30 1      $0.44      $(0.30)    $(0.00)   $10.60      7.43%      $828      1.56%        2.96%
2002 4                10.00    0.33 1       0.16       (0.33)     (0.00)    10.16      4.92        749      1.51         3.28
2001                   9.50    0.35         0.50       (0.35)     (0.00)    10.00      9.09        500      1.40         3.59
2000                   9.96    0.34        (0.45)      (0.34)     (0.01)     9.50    (1.05)        224      1.35         3.56
1999 2                10.23    0.13        (0.26)      (0.14)     (0.00)     9.96    (1.22)        275      1.17         3.58

CLASS C
2003                 $10.17   $0.30 1      $0.43      $(0.30)    $(0.00)   $10.60      7.33%       $91      1.56%        2.96%
2002 4                10.01    0.33 1       0.15       (0.32)     (0.00)    10.17      4.86         19      1.56         3.23
2001 ++                9.50    0.27         0.51       (0.27)     (0.00)    10.01     8.30%         82      1.55         3.44
2000 2                 9.52    0.03        (0.02)      (0.03)     (0.00)     9.50      0.09         --      1.50         3.41

OHIO TAX EXEMPT BOND FUND
CLASS A
2003                 $11.17   $0.41 1      $0.49      $(0.41)    $(0.00)   $11.66      8.21%   $14,859      0.85%        3.60%
2002 4                11.00    0.44 1       0.18       (0.45)     (0.00)    11.17      5.70     11,639      0.80         4.00
2001                  10.46    0.47         0.54       (0.47)     (0.00)    11.00      9.81      8,460      0.66         4.34
2000                  11.00    0.47        (0.53)      (0.47)     (0.01)    10.46     (0.51)     5,173      0.62         4.42
1999                  11.09    0.52        (0.08)      (0.52)     (0.01)    11.00      3.93      4,808      0.38         4.67

CLASS B
2003                 $11.14   $0.33 1      $0.49      $(0.33)    $(0.00)   $11.63      7.47%      $706      1.56%        2.89%
2002 3, 4             11.10    0.18 1       0.04       (0.18)     (0.00)    11.14      1.99        161      1.51         3.29

CLASS C
2003                 $11.15   $0.33 1      $0.49      $(0.33)    $(0.00)   $11.64      7.46%    $1,091      1.56%        2.89%
2002 4                11.00    0.36 1       0.15       (0.36)     (0.00)    11.15      4.72      1,025      1.56         3.24
2001 3                10.61    0.36         0.38       (0.35)     (0.00)    11.00      7.08        281      1.51         3.49


                                 Ratio of Net
                                  Investment
                                   Income/
                      Ratio of    (Loss) to
                     Expenses to    Average
                     Average Net  Net Assets
                        Assets      (Before   Portfolio
                     (Before Fee      Fee     Turnover
                       Waivers)     Waivers)    Rate
NATIONAL TAX EXEMPT BOND FUND
CLASS A
2003                    1.00%         3.52%      11%
2002 4                  0.95          3.84       19
2001                    0.90          4.09       27
2000                    0.91          4.00       65
1999 2                  0.97          3.78       23

CLASS B
2003                    1.71%         2.81%      11%
2002 4                  1.66          3.13       19
2001                    1.55          3.44       27
2000                    1.56          3.35       65
1999 2                  1.68          3.07       23

CLASS C
2003                    1.71%         2.81%      11%
2002 4                  1.71          3.08       19
2001 ++                 1.70          3.29       27
2000 2                  1.65          3.26       65

OHIO TAX EXEMPT BOND FUND
CLASS A
2003                    1.00%         3.45%       6%
2002 4                  0.95          3.85       19
2001                    0.86          4.14       20
2000                    0.90          4.14       31
1999                    0.88          4.17       19

CLASS B
2003                    1.71%         2.74%       6%
2002 3, 4               1.66          3.14       19

CLASS C
2003                    1.71%         2.74%       6%
2002 4                  1.71          3.09       19
2001 3                  1.66          3.34       20


+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
++ Information presented for the National Tax Exempt Bond Fund Class C reflects the impact of the low level of assets at the beginning of the period and throughout the year ended May 31, 2001. Because of the low asset levels, the information presented is not considered meaningful relative to the other share classes of the Fund.
(1) Per share data calculated using average shares outstanding method.
(2) National Tax Exempt Bond Fund Class A, Class B and Class C commenced operations on June 22, 1998, January 28, 1999, and February 24, 2000, respectively. All ratios for the respective periods have been annualized.
(3) Ohio Tax Exempt Bond Fund Class B and Class C commenced operations on December 4, 2001 and June 23, 2000, respectively. All ratios for the respective periods have been annualized.
(4) In accordance with the implementation of new accounting standards, the National Tax Exempt Bond Fund and Ohio Tax Exempt Bond Fund were required to record a cumulative effect adjustment of $103,395 and $36,769, respectively, to reflect the accretion of market discounts that were not previously recorded. The cumulative adjustments were reclassified between net investment income and net unrealized appreciation of securities and therefore did not impact total net assets or the net asset value per share of the Funds. The effect of this change for the year ended May 31, 2002 was to increase (decrease) net investment income by $128,647 and $(26,247), respectively.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/   (Losses) on Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
PENNSYLVANIA MUNICIPAL BOND FUND
CLASS A
2003                 $10.49   $0.38 1      $0.49      $(0.38)    $(0.00)   $10.98      8.48%    $1,118      0.90%        3.59%
2002 2                10.38    0.44 1       0.11       (0.44)     (0.00)    10.49      5.36      1,015      0.84         4.20
2001                   9.91    0.46 1       0.47       (0.46)     (0.00)    10.38      9.52        399      0.73         4.47
2000                  10.40    0.44        (0.45)      (0.46)     (0.02)     9.91     (0.05)       216      0.63         4.45
1999                  10.45    0.48        (0.04)      (0.48)     (0.01)    10.40      4.21        218      0.58         4.70

CLASS C
2003                 $10.48   $0.31 1      $0.49      $(0.31)    $(0.00)   $10.97      7.73%      $907      1.61%        2.88%
2002 2                10.38    0.35 1       0.11       (0.36)     (0.00)    10.48      4.46        463      1.60         3.44
2001 ++                9.91    0.04 1       0.47       (0.04)     (0.00)    10.38      5.18          4      1.24         3.72
2000 3                 9.95    0.13        (0.14)      (0.03)     (0.00)     9.91     (0.06)        --      1.53         3.55


                                 Ratio of Net
                                  Investment
                                   Income/
                      Ratio of    (Loss) to
                     Expenses to    Average
                     Average Net  Net Assets
                        Assets      (Before   Portfolio
                     (Before Fee      Fee     Turnover
                       Waivers)     Waivers)    Rate

PENNSYLVANIA MUNICIPAL BOND FUND
CLASS A
2003                     1.05%       3.44%      12%
2002 2                   0.99        4.05       13
2001                     0.96        4.24       25
2000                     0.94        4.14       38
1999                     0.93        4.35       15

CLASS C
2003                     1.76%       2.73%      12%
2002 2                   1.75        3.29       13
2001 ++                  1.42        3.54       25
2000 3                   1.68        3.40       38


+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
++ Information presented for the Pennsylvania Municipal Bond Fund Class C reflects the impact of the low level of assets at the beginning of the period and throughout the year ended May 31, 2001. Because of the low asset levels, the information presented is not considered meaningful relative to the other share classes of the Fund.
(1) Per share data calculated using average shares outstanding method.
(2) In accordance with the implementation of new accounting standards, the Pennsylvania Municipal Bond Fund was required to record a cumulative effect adjustment of $47,421 to reflect the accretion of market discounts that were not previously recorded. The cumulative adjustments were reclassified between net investment income and net unrealized appreciation of securities and therefore did not impact total net assets or the net asset value per share of the Funds. The effect of this change for the year ended May 31, 2002 was to (decrease) net investment income by $(3,294).
(3) Pennsylvania Municipal Bond Fund Class C commenced operations on February 24, 2000. All ratios for the period have been annualized.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Commercial Metals Company
Strategic Distribution, Inc.


HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
   National City Corporation
Chairman and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN G. BREEN
Retired Chairman and CEO,
   The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy



RICHARD W. FURST
Garvice D. Kincaid Professor of Finance and
    Dean Emeritus, Gatton College of Business and
    Economics, University of Kentucky


GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation

KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
   Edward Howard & Co.

J. WILLIAM PULLEN
President and Chief Executive Officer,
   Whayne Supply Company



The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.


                                                 [Sailboat Logo]
                                                 Armada(R) Funds
                                                 www.armadafunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

[Sailboat Logo]
Armada(R)
    Funds

www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                            I SHARES (INSTITUTIONAL)

                                 OCTOBER 1, 2003

                                  EQUITY FUNDS
                            INTERNATIONAL EQUITY FUND
                           LARGE CAP CORE EQUITY FUND
                              LARGE CAP GROWTH FUND
                              LARGE CAP ULTRA FUND
                              LARGE CAP VALUE FUND
                               MID CAP GROWTH FUND
                               S&P 500 INDEX FUND
                               SMALL CAP CORE FUND
                              SMALL CAP GROWTH FUND
                              SMALL CAP VALUE FUND
                            SMALL/MID CAP VALUE FUND
                             TAX MANAGED EQUITY FUND

                             ASSET ALLOCATION FUNDS
                           AGGRESSIVE ALLOCATION FUND
                            BALANCED ALLOCATION FUND
                          CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                                    BOND FUND
                                    GNMA FUND
                             INTERMEDIATE BOND FUND
                           LIMITED MATURITY BOND FUND
                           TOTAL RETURN ADVANTAGE FUND
                              ULTRA SHORT BOND FUND
                           U.S. GOVERNMENT INCOME FUND

                               TAX FREE BOND FUNDS
                          MICHIGAN MUNICIPAL BOND FUND
                          NATIONAL TAX EXEMPT BOND FUND
                            OHIO TAX EXEMPT BOND FUND
                        PENNSYLVANIA MUNICIPAL BOND FUND

                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                   APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
                     ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R) FUNDS

WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS

Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class I Shares of the Funds before investing. Armada also offers Class I Shares of Armada money market funds in a separate prospectus. To obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

ARMADA INTERNATIONAL EQUITY FUND...............................................2
ARMADA LARGE CAP CORE EQUITY FUND..............................................4
ARMADA LARGE CAP GROWTH FUND...................................................6
ARMADA LARGE CAP ULTRA FUND....................................................8
ARMADA LARGE CAP VALUE FUND...................................................10
ARMADA MID CAP GROWTH FUND....................................................12
ARMADA S&P 500 INDEX FUND.....................................................14
ARMADA SMALL CAP CORE FUND....................................................16
ARMADA SMALL CAP GROWTH FUND..................................................18
ARMADA SMALL CAP VALUE FUND...................................................20
ARMADA SMALL/MID CAP VALUE FUND...............................................22
ARMADA TAX MANAGED EQUITY FUND................................................24
ARMADA AGGRESSIVE ALLOCATION FUND.............................................28
ARMADA BALANCED ALLOCATION FUND...............................................32
ARMADA CONSERVATIVE ALLOCATION FUND...........................................34
ARMADA BOND FUND..............................................................40
ARMADA GNMA FUND..............................................................42
ARMADA INTERMEDIATE BOND FUND.................................................44
ARMADA LIMITED MATURITY BOND FUND.............................................46
ARMADA TOTAL RETURN ADVANTAGE FUND............................................48
ARMADA ULTRA SHORT BOND FUND..................................................50
ARMADA U.S. GOVERNMENT INCOME FUND............................................52
ARMADA MICHIGAN MUNICIPAL BOND FUND...........................................56
ARMADA NATIONAL TAX EXEMPT BOND FUND..........................................58
ARMADA OHIO TAX EXEMPT BOND FUND..............................................60

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND.......................................62
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES........................65
MORE INFORMATION ABOUT FUND INVESTMENTS.......................................69
INVESTOR PROFILES.............................................................70
INVESTMENT ADVISER AND INVESTMENT TEAMS.......................................72
PURCHASING, SELLING AND EXCHANGING FUND SHARES................................74
DIVIDENDS AND TAXES...........................................................78
FINANCIAL HIGHLIGHTS..........................................................80

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

ARMADA INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                     Capital appreciation

PRINCIPAL INVESTMENT STRATEGY       Investing in common stocks of issuers
                                    located in at least three foreign countries

PRINCIPAL RISKS                     Market risk, foreign risk, multi-national
                                    companies risk, country risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS
1998            1999          2000          2001           2002

19.98%          50.13%        -16.89%       -25.42%        -18.86 %

Best Quarter                36.24%          (12/31/99)
Worst Quarter              -19.83%          (9/30/02)



The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 6.48%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE MSCI EAFE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.



----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR           5 YEARS        SINCE INCEPTION     DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada International Equity Fund                                                                        8/1/97

        Returns Before Taxes                 -18.86%           -1.96%              -3.13%

        Returns After Taxes on               -18.88%           -2.39%              -3.53%
        Distributions

        Returns After Taxes on
        Distributions and Sale of
        Fund Shares                          -11.48%           -1.48%              -2.40%
----------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index 1                            -15.94%           -2.89%              -4.53%           Since 7/31/97
(reflects no deduction for fees,
expenses or taxes)
----------------------------------------------------------------------------------------------------------------------

1The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
 EAFE) Index is an unmanaged index comprising 21 MSCI country indices, representing developed markets outside of North America.


FUND FEES AND EXPENSES


See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP CORE EQUITY FUND
         (FORMERLY KNOWN AS THE "ARMADA CORE EQUITY FUND")

FUND SUMMARY

INVESTMENT GOAL                         Capital appreciation

PRINCIPAL INVESTMENT STRATEGY           Investing in common stocks of large
                                        cap companies

PRINCIPAL RISK                          Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. The Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth of 10% or more, with no losses during the last five years; (2) common stocks with price-to-earnings ratios at least 20% below the average of the companies included in the S&P 500 Composite Stock Price Index; and (3) common stocks that pay dividends at a rate at least 20% above the average of the companies included in the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1998           1999        2000        2001          2002
32.37%         19.94%      1.76%       -14.25%       -20.23%

Best Quarter                25.10%   (12/31/98)
Worst Quarter              -17.59%   (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 10.38%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.



----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                        1 YEAR            5 YEARS    SINCE INCEPTION   DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Large Cap Core Equity Fund                                                                        8/1/97

      Returns Before Taxes                           -20.23%             2.02%           2.38%

      Returns After Taxes on Distributions           -20.47%             0.85%           1.26%

      Returns After Taxes on Distributions and       -12.41%             1.69%           1.96%
      Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1                -22.10%            -0.59%          -0.10%       Since 7/31/97
(reflects no deduction for fees, expenses or
taxes)
----------------------------------------------------------------------------------------------------------------------

1The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


FUND FEES AND EXPENSES


See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP GROWTH FUND
         (FORMERLY KNOWN AS THE "ARMADA EQUITY GROWTH FUND")

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in growth-oriented common stocks
                                      of large cap companies

PRINCIPAL RISK                        Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
-0.27%        -0.79%      28.93%     20.33%      36.61%      29.09%      22.98%     -5.21%      -16.31%     -28.17%

Best Quarter               22.87%   (12/31/98)
Worst Quarter             -16.11%   (3/31/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 7.92%

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

---------------------------------------------------------------------------------------
CLASS I SHARES                                   1 YEAR        5 YEARS       10 YEARS
---------------------------------------------------------------------------------------
Armada Large Cap Growth Fund

        Returns Before Taxes                    -28.17%        -1.99%        6.61%

        Returns After Taxes on Distributions    -28.25%        -2.52%        4.95%

        Returns After Taxes on                  -17.29%        -1.56%        4.90%
        Distributions and Sale of Fund
        Shares
---------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1           -22.10%        -0.59%        9.34%
(reflects no deduction for fees, expenses
or taxes)
---------------------------------------------------------------------------------------

1The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES


See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP ULTRA FUND


FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in growth-oriented common stocks
                                      of large cap companies

PRINCIPAL RISK                        Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in a diversified portfolio of common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Large Capitalization Fund which was reorganized into the Armada Large Cap Ultra Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1996            1997         1998        1999        2000          2001         2002
23.23%          29.08%       42.62%      29.04%      -16.76%       -22.94%      -32.46%

Best Quarter                25.53%  (12/31/98)
Worst Quarter              -21.07%  (3/31/01)


The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 10.25%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.




-----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR             5 YEARS         SINCE INCEPTION         DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------------------------
Armada Large Cap Ultra Fund                                                                                  12/28/95

        Returns Before Taxes                 -32.46%             -4.43%               3.48%

        Returns After Taxes on               -32.46%             -6.06%               1.83%
        Distributions

        Returns After Taxes on
        Distributions and Sale of
        Fund Shares                          -19.93%             -2.61%               3.57%
-----------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index 1                  -27.88%             -3.84%               4.06%               Since 12/31/95
(reflects no deduction for fees,
expenses or taxes)
-----------------------------------------------------------------------------------------------------------------------------

1The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES


See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in value-oriented common stocks
                                      of large cap companies

PRINCIPAL RISK                        Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002
27.71%        18.08%      29.21%     10.23%      -0.13%      11.62%      -3.79%     -15.04%

Best Quarter               12.63%   (6/30/97)
Worst Quarter             -17.83%   (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 8.69%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 1000 VALUE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.



-----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                              1 YEAR          5 YEARS          SINCE INCEPTION        DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Armada Large Cap Value Fund                                                                               7/1/94

        Returns Before Taxes               -15.04%           0.09%                8.31%

        Returns After Taxes on             -15.55%          -1.15%                6.69%
        Distributions

        Returns After Taxes on
        Distributions and Sale of
        Fund Shares                         -9.18%          -0.24%                6.32%
-----------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index 1                 -15.52%           1.16%               11.03%               Since 6/30/94
(reflects no deduction for fees,
expenses or taxes)
-----------------------------------------------------------------------------------------------------------------------

1The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES


See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MID CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                     Capital appreciation

PRINCIPAL INVESTMENT STRATEGY       Investing in growth-oriented common stocks
                                    of medium-sized companies

PRINCIPAL RISK                      Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase between $1 billion and $15 billion.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Armada Mid Cap Growth Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000       2001         2002
12.97%        -5.30%      29.86%     18.32%      11.70%      11.31%      45.85%     -7.90%     -18.89%      -31.10%


Best Quarter                35.09%          (12/31/99)
Worst Quarter              -27.08%          (9/30/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 14.12%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.



-------------------------------------------------------------------------------
CLASS I SHARES                              1 YEAR      5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Armada Mid Cap Growth Fund

         Returns Before Taxes              -31.10%      -3.53%         4.37%

         Returns After Taxes on            -31.10%      -6.96%         0.50%
         Distributions

         Returns After Taxes on
         Distributions and Sale of Fund
         Shares                            -19.09%      -2.01%         3.28%
-------------------------------------------------------------------------------
Russell Midcap Growth Index 1              -27.41%      -1.82%         6.71%
(reflects no deduction for fees,
expenses or taxes)
-------------------------------------------------------------------------------
1The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest U.S. companies among the largest 1000 U.S. companies based on market capitalization.

FUND FEES AND EXPENSES


See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA S&P 500 INDEX FUND
         (FORMERLY KNOWN AS THE "ARMADA EQUITY INDEX FUND")

FUND SUMMARY

INVESTMENT GOAL                          To approximate, before Fund expenses,
                                         the investment results of the S&P 500
                                         Composite Stock Price Index

PRINCIPAL INVESTMENT STRATEGY            Investing in stocks that comprise the
                                         S&P 500 Composite Stock Price Index

PRINCIPAL RISKS                          Market risk, tracking error risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada S&P 500 Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in stocks of companies included in the S&P 500 Composite Stock Price Index. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The S&P 500 Composite Stock Price Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Stock Price Index in the same relative proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Stock Price Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e. by using economic, financial or market analysis). However, the Adviser believes that by employing certain active management strategies for a small percentage of the Fund's assets, the Fund's net returns after expenses may more closely approximate returns of the S&P 500 Composite Stock Price Index.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
    1999          2000         2001          2002
   20.61%        -9.20%      -12.22%       -22.33%

Best Quarter               14.65%   (12/31/99)
Worst Quarter             -17.37%   (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 11.49%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


----------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                          1 YEAR         SINCE INCEPTION      DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------
Armada S&P 500 Index Fund                                                                        7/10/98

        Returns Before Taxes                           -22.33%             -4.85%

        Returns After Taxes on Distributions           -22.74%             -5.31%

        Returns After Taxes on Distributions           -13.70%             -3.97%
        and Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1                  -22.10%             -4.79%             Since 7/10/98
(reflects no deduction for fees, expenses or
taxes)
----------------------------------------------------------------------------------------------------------------

1The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by National City Investment Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

FUND FEES AND EXPENSES


See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP CORE FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in common stocks of small cap
                                     companies

PRINCIPAL RISKS                      Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Core Fund's investment objective is to provide capital appreciation. The Fund intends to achieve its objective by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser will normally invest between 30% and 70% of its assets in the following two types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth rate that is greater than the average growth rate of the companies included in the Russell 2000 Index; and (2) common stocks with price-to-earnings ratios of at least 20% below the average of the companies included in the Russell 2000 Index.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase of up to $3 billion.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES & EXPENSES


See page 26 for a description of the fees and expenses that you may pay if you buy and hold fund shares.

ARMADA SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in growth-oriented common stocks
                                      of small cap companies

PRINCIPAL RISKS                       Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1998           1999        2000          2001          2002
7.56%          36.06%      -14.96%       -8.11%        -39.31%

Best Quarter               36.30%   (12/31/99)
Worst Quarter             -25.79%   (9/30/01)


The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 15.89%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-------------------------------------------------------------------------------------------------------------
CLASS I SHARES                         1 YEAR          5 YEARS         SINCE INCEPTION    DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------
Armada Small Cap Growth Fund                                                                    8/1/97

    Returns Before Taxes              -39.31%           -7.04%              -5.31%

    Returns After Taxes on            -39.31%           -7.46%              -5.73%
    Distributions

    Returns After Taxes on
    Distributions and Sale of
    Fund Shares                       -24.14%           -5.22%              -3.92%
-------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index 1           -30.26%           -6.59%              -5.73%          Since 7/31/97
(reflects no deduction for fees,
expenses or taxes)
-------------------------------------------------------------------------------------------------------------

1The Russell 2000 Growth Index is comprised of securities in the Russell 2000
 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation

PRINCIPAL INVESTMENT STRATEGY          Investing in value-oriented common stocks
                                       of small cap companies

PRINCIPAL RISKS                        Market risk, small companies risk




PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase up to $3 billion.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002
18.63%        22.64%      32.43%     -6.96%      7.91%       33.60%      17.32%     -10.56%

Best Quarter                19.26%   (12/31/01)
Worst Quarter              -17.80%   (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 12.24%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 2000 VALUE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR            5 YEARS         SINCE INCEPTION     DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Small Cap Value Fund                                                                              7/26/94

     Returns Before Taxes                     -10.56%            7.08%              13.52%

     Returns After Taxes on                   -12.26%            4.96%              10.88%
     Distributions

     Returns After Taxes on
     Distributions and Sale of Fund            -6.28%            4.85%              10.14%
     Shares
----------------------------------------------------------------------------------------------------------------------
Russell 2000 Value Index 1
(reflects no deduction for fees,              -11.43%            2.71%              10.37%            Since 7/31/94
expenses or taxes)
----------------------------------------------------------------------------------------------------------------------

1The Russell 2000 Value Index is comprised of securities in the Russell 2000
 Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES


See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL/MID CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                        Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY          Investing in value-oriented common stocks
                                       of small cap and mid cap companies

PRINCIPAL RISKS                        Market risk, smaller companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small/Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have small cap or mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $500 million and $5 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap and mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap or mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALLER COMPANIES RISK. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not completed a full calendar year of investment operations as of December 31, 2002.

FUND FEES AND EXPENSES


See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX MANAGED EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation while minimizing the
                                     impact of taxes

PRINCIPAL INVESTMENT STRATEGY        Investing in common stocks using strategies
                                     designed to minimize the impact of taxes

PRINCIPAL RISK                       Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while minimizing the impact of taxes on shareholders' returns. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to minimize the realization of taxable gains by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.

The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The performance of Class I Shares of the Armada Tax Managed Equity Fund for the periods prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Tax Managed Equity Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Tax Managed Equity Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Tax Managed Equity Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Tax Managed Equity Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Tax Managed Equity Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000       2001         2002
1.20%         -1.85%      29.51%     20.64%      39.06%      36.84%      18.94%     -2.26%     -12.61%      -25.27%


Best Quarter               22.87%   (12/31/98)
Worst Quarter             -16.18%   (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 6.98%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX. AFTER-TAX RETURNS ARE SHOWN ONLY SINCE THE FUND COMMENCED OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


-------------------------------------------------------------------------------------------------------------- --------------------
                                                                                          SINCE COMMENCEMENT   DATE OF COMMENCEMENT
CLASS I SHARES                                     1 YEAR       5 YEARS     10 YEARS      AS REGISTERED FUND     AS REGISTERED FUND
-------------------------------------------------------------------------------------------------------------- --------------------
Armada Tax Managed Equity Fund                                                                                        4/9/98

        Returns Before Taxes                       -25.27%      0.77% 1      8.41% 1          -1.92%

        Returns After Taxes on Distributions       -25.60%       N/A 2        N/A 2           -2.11%

        Returns After Taxes on Distributions       -15.37%       N/A 2        N/A 2           -1.57%
        and Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 3
(reflects no deduction for fees, expenses or       -22.10%      -0.59%        9.34%           -3.31%                Since 3/31/98
taxes)
----------------------------------------------------------------------------------------------------------------------------------

1Performance for periods prior to the Fund's commencement of operations as a registered mutual fund reflects performance of the predecessor common trust fund described above.
2After tax returns for periods prior to commencement of operations as a registered mutual fund are not available.
3The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                   INTERNATIONAL EQUITY FUND         LARGE CAP CORE EQUITY FUND
Investment Advisory Fees                                1.15%                             0.75%
------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 1                                          0.05%                             0.05%
------------------------------------------------------------------------------------------------
Other Expenses                                          0.18%                             0.14% 2
------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                      1.38%                             0.94%
------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                       LARGE CAP GROWTH FUND               LARGE CAP ULTRA FUND
Investment Advisory Fees                                0.75%                             0.75%
------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 1                                          0.05%                             0.05%
------------------------------------------------------------------------------------------------
Other Expenses 2                                        0.13%                             0.18%
------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                      0.93%                             0.98%
------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                        LARGE CAP VALUE FUND                MID CAP GROWTH FUND
Investment Advisory Fees                                0.75%                             1.00%
------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 1                                          0.05%                             0.05%
------------------------------------------------------------------------------------------------
Other Expenses                                          0.13%                             0.20% 2
------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                      0.93%                             1.25%
------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                         S&P 500 INDEX FUND                 SMALL CAP CORE FUND
Investment Advisory Fees 3                              0.35%                             1.00% 3
-------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 1                                          0.00%                             0.05%
-------------------------------------------------------------------------------------------------
Other Expenses                                          0.14%                             0.16% 4
-------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 3                                    0.49%                             1.21% 3
-------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                           SMALL CAP GROWTH FUND           SMALL CAP VALUE FUND
Investment Advisory Fees                                   1.00%                          1.00%
------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 1                                             0.05%                          0.05%
------------------------------------------------------------------------------------------------
Other Expenses                                             0.19%                          0.13% 2
------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                         1.24%                          1.18%
------------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                  SMALL/MID CAP VALUE FUND         TAX MANAGED EQUITY FUND
Investment Advisory Fees                           1.00% 3                        0.75%
----------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 1                                     0.02%                          0.05%
----------------------------------------------------------------------------------------
Other Expenses                                     0.16%                          0.15%
----------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                 1.18% 3                        0.95%
----------------------------------------------------------------------------------------

1 Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I Shares during the last fiscal year. For the Small Cap Core Fund, represents Distribution (12b-1) Fees expected to be incurred by the Fund's Class I Shares during the initial fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% (0.005% for the S&P 500 Index Fund, 0.025% for the Small Cap Value Fund and 0.02% for the Small/Mid Cap Value Fund) during the current fiscal year.
2 Other Expenses for certain Funds have been restated to reflect current expenses.
3 The Adviser waived a portion of its advisory fees for the S&P 500 Index Fund and the Small/Mid Cap Value Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                          ADVISORY       TOTAL
  FUND                                      FEES        EXPENSES
  S&P 500 Index Fund                       0.20%         0.35%
  Small/Mid Cap Value Fund                 0.75%         0.93%




The Adviser expects to continue waiving a portion of its advisory fees for the S&P 500 Index Fund and also expects to waive a portion of its advisory fees for the Small Cap Core Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:




                                          ADVISORY       TOTAL
  FUND                                      FEES        EXPENSES
  S&P 500 Index Fund                       0.20%         0.34%
  Small Cap Core Fund                      0.50%         0.71%

   These fee waivers are voluntary and may be revised or discontinued at any time.


4 Other Expenses for the Small Cap Core Fund are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                         1 YEAR               3 YEARS               5 YEARS              10 YEARS
                                         ------               -------               -------              --------
INTERNATIONAL EQUITY FUND                 $140                 $437                   $755               $1,657
LARGE CAP CORE EQUITY FUND                 $96                 $300                   $520               $1,155
LARGE CAP GROWTH FUND                      $95                 $296                   $515               $1,143
LARGE CAP ULTRA FUND                      $100                 $312                   $542               $1,201
LARGE CAP VALUE FUND                       $95                 $296                   $515               $1,143
MID CAP GROWTH FUND                       $127                 $397                   $686               $1,511
S&P 500 INDEX FUND                         $50                 $157                   $274                 $616
SMALL CAP CORE FUND                       $123                 $384                    N/A                  N/A
SMALL CAP GROWTH FUND                     $126                 $393                   $681               $1,500
SMALL CAP VALUE FUND                      $120                 $375                   $649               $1,432
SMALL/MID CAP VALUE FUND                  $120                 $375                   $649               $1,432
TAX MANAGED EQUITY FUND                    $97                 $303                   $525               $1,166

ARMADA AGGRESSIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                               Capital appreciation with current
                                              income as a secondary objective

PRINCIPAL INVESTMENT STRATEGY                 Investing in a combination of
                                              Underlying Armada Funds that,
                                              in turn, invest primarily in U.S.
                                              and foreign common stocks and,
                                              to a lesser extent, in
                                              investment-grade fixed income
                                              securities and cash equivalents

PRINCIPAL RISKS                               Market risk, interest
                                              rate risk, credit risk,
                                              prepayment/extension risk,
                                              allocation risk, small
                                              companies risk, conflicts risk

PRINCIPAL INVESTMENT STRATEGIES


The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 68.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS
2002
-18.93%

Best Quarter       2.37%   (12/31/02)

Worst Quarter     -14.65%  (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 9.64%.

This table compares the Fund's average annual total returns for Class I Shares for the periods ended December 31, 2002 to those of the Lehman U.S. Aggregate Bond Index, the S&P 500 Composite Stock Price Index and the Aggressive Allocation Hybrid Benchmark Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of shares.

---------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                              1 YEAR         SINCE INCEPTION      DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------
Armada Aggressive Allocation Fund                                                                     3/6/01
     Returns Before Taxes                                   -18.93%             -12.95%

     Returns After Taxes on Distributions                   -19.20%             -13.44%

     Returns After Taxes on Distributions and Sale          -11.62%             -10.45%
     of Fund Shares
---------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1                           10.25%               8.75%            Since 2/28/01
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2                       -22.10%             -15.81%            Since 2/28/01
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index 3              -14.12%              -9.67%            Since 2/28/01
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------

1The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
2The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3The Aggressive Allocation Hybrid Benchmark Index is a blend of 75% S&P 500
 Composite Stock Price Index and 25% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.


FUND FEES AND EXPENSES


See page 38 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA BALANCED ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                                  Long-term capital appreciation
                                                 and current income


PRINCIPAL INVESTMENT STRATEGY                    Investing in a diversified
                                                 portfolio of common stocks,
                                                 investment grade fixed income
                                                 securities and cash equivalents
                                                 with varying asset allocations
                                                 depending on the Adviser's
                                                 assessment of market conditions

PRINCIPAL RISKS                                  Market risk, allocation
                                                 risk, small companies risk,
                                                 foreign risk, interest rate
                                                 risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1999          2000        2001       2002
15.27%        1.66%       -6.85%     -13.69%

Best Quarter               16.09%   (12/31/99)
Worst Quarter             -11.04%   (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 8.90%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.



------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                            1 YEAR        SINCE INCEPTION      DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                                                                   7/10/98

       Returns Before Taxes                               -13.69%           -0.09%

       Returns After Taxes on Distributions               -14.36%           -1.81%

       Returns After Taxes on Distributions and Sale       -8.38%           -0.61%
       of Fund Shares
------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or taxes)        10.25%            7.49%              Since 6/30/98
------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)       -22.10%            -4.19%             Since 6/30/98
------------------------------------------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)        -9.16%             0.48%             Since 6/30/98
------------------------------------------------------------------------------------------------------------------

1The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
2The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3The Balanced Allocation Hybrid Benchmark Index is a blend of 60% S&P 500
 Composite Stock Price Index and 40% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES


See page 38 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA CONSERVATIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                            Current income and moderate
                                           capital appreciation consistent
                                           with preservation of capital

PRINCIPAL INVESTMENT STRATEGY              Investing in a combination of
                                           Underlying Armada Funds that,
                                           in turn, invest primarily in
                                           investment-grade fixed income
                                           securities and, to a lesser
                                           extent, in U.S. and foreign
                                           common stocks and cash
                                           equivalents

PRINCIPAL RISKS                            Market risk, interest
                                           rate risk, credit risk,
                                           prepayment/extension risk,
                                           allocation risk, small
                                           companies risk, conflicts risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 68.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS
2002
-5.82%

Best Quarter      2.39%    (12/31/02)       Worst Quarter     -5.02%   (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 6.89%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                                1 YEAR          SINCE INCEPTION     DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------

Armada Conservative Allocation Fund                                                                     3/6/01
      Returns Before Taxes                                    -5.82%               -2.79%

      Returns After Taxes on Distributions                    -6.57%               -3.81%

      Returns After Taxes on Distributions and Sale           -3.57%               -2.71%
      of Fund Shares
----------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit Bond                9.84%                8.76%           Since 2/28/01
Index 1
(reflects no deduction for fees, expenses or taxes)
----------------------------------------------------------------------------------------------------------------------
S&P Composite Stock Price Index 2                            -22.10%              -15.81%           Since 2/28/01
(reflects no deduction for fees, expenses or taxes)
----------------------------------------------------------------------------------------------------------------------
Conservative Allocation Hybrid Benchmark Index 3              -1.34%                0.15%           Since 2/28/01
(reflects no deduction for fees, expenses or taxes)
----------------------------------------------------------------------------------------------------------------------

1The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate term bonds.
2The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3The Conservative Allocation Hybrid Benchmark Index is a blend of 35% S&P 500
 Composite Stock Price Index and 65% Lehman Intermediate U.S. Government/Credit Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 38 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                            AGGRESSIVE ALLOCATION FUND          BALANCED ALLOCATION FUND
Investment Advisory Fees                                         0.25% 1                            0.75%
----------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 2                                                    0.05%                             0.05%
----------------------------------------------------------------------------------------------------------
Other Expenses 3                                                  0.22%                             0.20%
----------------------------------------------------------------------------------------------------------
Total Annual Fund                                                 0.52% 1                           1.00%
Operating Expenses 1
----------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                                 1.00% 4                             N/A
----------------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect                                 1.52% 4                             N/A
Expenses
----------------------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                           CONSERVATIVE ALLOCATION FUND
Investment Advisory Fees 1                                        0.25%
------------------------------------------------------------------------
Distribution
(12b-1) Fees 2                                                    0.05%
------------------------------------------------------------------------
Other Expenses 3                                                  0.22%
------------------------------------------------------------------------
Total Annual Fund                                                 0.52%
Operating Expenses 1
------------------------------------------------------------------------
Indirect Underlying Fund Expenses                                 0.77% 4
------------------------------------------------------------------------
Total Fund Operating and Indirect                                 1.29% 4
Expenses
------------------------------------------------------------------------

1 The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                          ADVISORY        TOTAL
  FUND                                      FEES         EXPENSES
  Aggressive Allocation Fund                0.00%         0.88%
  Conservative Allocation Fund              0.00%         0.70%



   The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                          ADVISORY        TOTAL
  FUND                                      FEES         EXPENSES
  Aggressive Allocation Fund                0.00%         0.27%
  Conservative Allocation Fund              0.00%         0.27%

   These fee waivers are voluntary and may be revised or discontinued at any time.


  2Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I
   Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.
  3Other expenses for each Fund have been restated to reflect current expenses. 4Because the Aggressive Allocation Fund and Conservative Allocation Fund
   invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.40% to 1.29% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest.

   The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:

                                            Aggressive          Conservative
                                          Allocation Fund     Allocation Fund
                                          ---------------     ---------------
      Large Cap Ultra Fund                      16.87%               8.33%
      Large Cap Value Fund                      25.08%              12.39%
      Small Cap Growth Fund                     18.74%               9.25%
      Small Cap Value Fund                      18.87%               9.31%
      Bond Fund                                 19.92%               0.00%
      Intermediate Bond Fund                     0.00%              59.62%
      Money Market Fund                          0.51%               1.11%

   The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

   Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) during the last fiscal year were:


      Aggressive Allocation Fund                                  1.91%
      Conservative Allocation Fund                                1.51%


   Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:


      Aggressive Allocation Fund                                  1.27%
      Conservative Allocation Fund                                1.04%


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                     ------     -------     -------     --------

AGGRESSIVE ALLOCATION FUND*         $158          $490        $845       $1,845
BALANCED ALLOCATION FUND             102           318         552        1,225
CONSERVATIVE ALLOCATION FUND*        135           421         729        1,601


* The examples for the Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.

ARMADA BOND FUND

FUND SUMMARY

INVESTMENT GOAL                      Current income as well as preservation of
                                     capital

PRINCIPAL INVESTMENT STRATEGY        Investing in a diversified portfolio of
                                     investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS                      Market risk, interest rate risk, prepayment
                                     /extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities, such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years.


Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Armada Bond Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
9.77%         -3.52%      18.06%     3.47%       9.22%       7.58%       -1.80%     7.53%       7.42%       10.11%

Best Quarter               6.17%            (6/30/95)
Worst Quarter             -2.59%            (3/31/94)



The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 3.58%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.


------------------------------------------------------------------------------------
CLASS I SHARES                                   1 YEAR       5 YEARS      10 YEARS
------------------------------------------------------------------------------------
Armada Bond Fund

       Returns Before Taxes                      10.11%        6.08%        6.62%

       Returns After Taxes on Distributions       8.04%        3.69%        3.92%

       Returns After Taxes on Distributions       6.15%        3.65%        3.92%
       and Sale of Fund Shares
------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or
taxes)                                           10.25%        7.55%        7.51%
------------------------------------------------------------------------------------

1The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.


FUND FEES AND EXPENSES

See page 54 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA GNMA FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income as well as preservation of
                                    capital

PRINCIPAL INVESTMENT STRATEGY       Investing in mortgage-backed securities
                                    guaranteed by the Government National
                                    Mortgage Association (GNMA)

PRINCIPAL RISKS                     Market risk, prepayment/extension risk,
                                    interest rate risk, credit risk

On February 28, 2003, the Board of Trustees of Armada approved a Plan of Reorganization (the "Plan") that provides for the reorganization of the Armada GNMA Fund (the "Fund") into the Armada U.S. Government Income Fund. Pursuant to the Plan, the shareholders of the Fund will be asked to approve the transfer of all of the assets and liabilities of the Fund to the Armada U.S. Government Income Fund in exchange for a pro rata share of each corresponding class of shares of beneficial interest of the Armada U.S. Government Income Fund. A special meeting of shareholders of the Fund is scheduled for Fall 2003 to seek shareholder approval of the Plan. If the Plan is approved by shareholders, Armada expects to complete the reorganization on or around November 24, 2003.

PRINCIPAL INVESTMENT STRATEGIES

The Armada GNMA Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in mortgage-backed securities guaranteed by GNMA. GNMA securities are backed by the full faith and credit of the U.S. government. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in mortgage-backed securities guaranteed by GNMA, which is an agency of the U.S. government established to supervise and finance certain types of mortgages. In addition to mortgage-backed securities, the Fund may invest in other types of investment grade fixed income securities such as U.S. Treasury obligations, U.S. government agency obligations, asset-backed securities and commercial paper.

In buying and selling securities for the Fund, the Adviser assesses current and projected market conditions by considering a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors.


The Fund's dollar-weighted average portfolio maturity normally will be between three and ten years. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

PREPAYMENT/EXTENSION RISK. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002
16.15%        4.75%       9.31%      6.50%       0.91%       10.34%      7.12%      7.78%

Best Quarter               5.15%            (3/31/95)
Worst Quarter             -0.72%            (6/30/99)



The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 1.09%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN GNMA INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.



----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR          5 YEARS       SINCE INCEPTION      DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------------
Armada GNMA Fund                                                                                             8/10/94

       Returns Before Taxes                           7.78%           6.48%             7.39%

       Returns After Taxes on Distributions           5.61%           4.03%             4.67%

       Returns After Taxes on Distributions and       4.73%           3.95%             4.57%
       Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------------
Lehman GNMA Index 1
(reflects no deduction for fees, expenses or
taxes)                                                8.69%           7.33%             8.05%             Since 7/31/94
----------------------------------------------------------------------------------------------------------------------------

1The Lehman GNMA Index tracks GNMA issues, including single family, mobile home, midgets and graduated payments components.


FUND FEES AND EXPENSES

See page 54 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                      High current income as well as preservation
                                     of capital

PRINCIPAL INVESTMENT STRATEGY        Investing in investment grade fixed income
                                     securities, while maintaining a dollar-
                                     weighted average maturity of between three and ten years

PRINCIPAL RISKS                      Market risk, interest rate risk, prepayment
                                     /extension risk, credit risk, foreign risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. Governmental obligations include securities issued by the U.S. government, its agencies and instrumentalities, as well as obligations of foreign governments. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.


Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995        1996        1997        1998       1999        2000        2001       2002
10.32%        -4.52%      15.74%      3.12%       6.94%       7.91%      -0.04%      6.78%       7.97%      9.84%

Best Quarter               5.41%            (6/30/95)
Worst Quarter             -5.22%            (3/31/94)

The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 3.80%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

  -------------------------------------------------------------------------------------------------
  CLASS I SHARES                                        1 YEAR         5 YEARS         10 YEARS
  -------------------------------------------------- -------------- --------------- ---------------
  Armada Intermediate Bond Fund

         Returns Before Taxes                          9.84%           6.44%           6.27%

         Returns After Taxes on Distributions          7.92%           4.09%           3.80%

         Returns After Taxes on Distributions and      5.99%           3.97%           3.77%
         Sale of Fund Shares
  -------------------------------------------------------------------------------------------------
  Lehman Intermediate U.S. Government/Credit Bond
  Index 1
  (reflects no deduction for fees, expenses or
  taxes)                                               9.84%           7.48%           7.08%
  -------------------------------------------------------------------------------------------------

 1The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate-term bonds.


FUND FEES AND EXPENSES

See page 54 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT GOAL                         Current income as well as preservation
                                        of capital

PRINCIPAL INVESTMENT STRATEGY           Investing in investment grade fixed
                                        income securities,  while maintaining a
                                        dollar-weighted average maturity of
                                        between one and five years

PRINCIPAL RISKS                         Market risk, interest rate risk,
                                        prepayment/extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains an average dollar-weighted portfolio maturity of between one and five years.


Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002
7.69%         5.29%       6.43%      6.58%       3.20%       4.49%       9.20%      5.46%

Best Quarter               3.62%            (3/31/01)
Worst Quarter             -0.32%            (12/31/00)


The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 1.88%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.



---------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                         1 YEAR       5 YEARS       SINCE INCEPTION      DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                                                                        7/7/94

     Returns Before Taxes                               5.46%         5.77%             5.92%

     Returns After Taxes on Distributions               3.88%         3.53%             3.61%

     Returns After Taxes on Distributions and           3.33%         3.49%             3.58%
     Sale of Fund Shares
---------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S. Corporate/Government
Index 1
(reflects no deduction for fees, expenses or
taxes)                                                  8.71%         6.61%             6.67%          Since 6/30/94
---------------------------------------------------------------------------------------------------------------------------

1The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

FUND FEES AND EXPENSES

See page 54 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

INVESTMENT GOAL                       Current income as well as preservation
                                      of capital

PRINCIPAL INVESTMENT STRATEGY         Investing in investment grade fixed income
                                      securities, while maintaining an average dollar-weighted maturity of between four and twelve years

PRINCIPAL RISKS                       Market risk, credit risk, interest rate
                                      risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders.


The Fund normally maintains an average dollar-weighted maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002
19.18%        3.11%       8.91%      9.05%       -2.95%      12.38%      7.28%      11.09%

Best Quarter               6.90%            (6/30/95)
Worst Quarter             -2.52%            (3/31/96)

The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 5.16%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.



------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                          1 YEAR        5 YEARS      SINCE INCEPTION       DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------------------
Armada Total Return Advantage Fund                                                                         7/7/94

       Returns Before Taxes                             11.09%         7.23%            7.92%

       Returns After Taxes on Distributions              8.59%         4.71%            5.06%

       Returns After Taxes on Distributions and          6.89%         4.54%            4.92%
       Sale of Fund Shares
------------------------------------------------------------------------------------------------------------------------------
Lehman U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or taxes)      9.84%         7.48%            7.64%             Since 6/30/94
------------------------------------------------------------------------------------------------------------------------------

1The Lehman U.S. Government/Credit Bond Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.


FUND FEES AND EXPENSES

See page 54 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA ULTRA SHORT BOND FUND
         (FORMERLY KNOWN AS THE "ARMADA SHORT DURATION BOND FUND")

FUND SUMMARY

INVESTMENT GOAL                    High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY      Investing in high-quality fixed income
                                   securities with an average maturity of 9 to 15 months

PRINCIPAL RISKS                    Market risk, credit risk, interest rate risk,
                                   prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES

The Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell.

Due to its investment strategy, the Fund will buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not completed a full calendar year of investment operations as of December 31, 2002.

FUND FEES AND EXPENSES

See page 54 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA U.S. GOVERNMENT INCOME FUND

FUND SUMMARY

INVESTMENT GOAL                      Current income as well as preservation of
                                     Capital

PRINCIPAL INVESTMENT STRATEGY        Investing in mortgage-related securities
                                     issued or guaranteed by the U.S. government

PRINCIPAL RISKS                      Market risk, interest rate risk, prepayment
                                     /extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Armada U.S. Government Income Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
7.48%         -0.55%      13.77%     4.70%       8.11%       7.08%       1.23%      10.30%      7.61%       8.19%

Best Quarter               3.94%            (6/30/95)
Worst Quarter             -1.06%            (3/31/94)



The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 1.43%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.



-------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                               1 YEAR           5 YEARS         10 YEARS
-------------------------------------------------------------------------------------------------------------
Armada U.S. Government Income Fund

       Returns Before Taxes                                  8.19%             6.84%            6.72%

       Returns After Taxes on Distributions                  6.07%             4.39%            3.87%

       Returns After Taxes on Distributions and              4.98%             4.24%            3.90%
       Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index 1                    8.75%             7.34%            7.32%
(reflects no deduction for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------------------

1The Lehman Mortgage-Backed Securities Index is a widely-recognized index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.


FUND FEES AND EXPENSES

See page 54 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                 BOND FUND                         GNMA FUND
Investment Advisory Fees                            0.55%                            0.55%
---------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 1                                      0.05%                            0.05%
---------------------------------------------------------------------------------------------------------
Other Expenses 2                                    0.13%                            0.17%
---------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                  0.73%                            0.77%
---------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                           INTERMEDIATE BOND FUND          LIMITED MATURITY BOND FUND
Investment Advisory Fees 3                         0.55%                             0.45%
---------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees 1                        0.05%                             0.05%
---------------------------------------------------------------------------------------------------------
Other Expenses                                     0.13%                             0.14% 2
---------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 3                               0.73%                             0.64%
---------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                           TOTAL RETURN ADVANTAGE           ULTRA SHORT BOND FUND
                                                   FUND
Investment Advisory Fees 3                         0.55%                             0.40%
---------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees 1                        0.05%                             0.02%
---------------------------------------------------------------------------------------------------------
Other Expenses                                     0.14%                             0.13%
---------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 3                               0.74%                             0.55%
---------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                        U.S. GOVERNMENT INCOME FUND
Investment Advisory Fees                            0.55%
-----------------------------------------------------------------------
Distribution
(12b-1) Fees 1                                      0.05%
-----------------------------------------------------------------------
Other Expenses 2                                    0.17%
-----------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                  0.77%
-----------------------------------------------------------------------

  1Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I
   Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% (0.02% for the Ultra Short Bond Fund) during the current fiscal year.
  2Other expenses for certain Funds have been restated to reflect current expenses.
  3The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:



                                          ADVISORY        TOTAL
  FUND                                      FEES        EXPENSES
  Intermediate Bond Fund                    0.40%         0.58%
  Limited Maturity Fund                     0.35%         0.54%
  Total Return Advantage Fund               0.40%         0.58%
  Ultra Short Bond Fund                     0.10%         0.26%


  The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                          ADVISORY        TOTAL
  FUND                                      FEES        EXPENSES
  Intermediate Bond Fund                    0.40%         0.58%
  Limited Maturity Fund                     0.35%         0.54%
  Total Return Advantage Fund               0.40%         0.59%
  Ultra Short Bond Fund                     0.20%         0.35%

  These fee waivers are voluntary and may be revised or discontinued at any time.



For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
                                   ------     -------      -------     --------

BOND FUND                          $75          $233          $406        $906
GNMA FUND                          $79          $246          $428        $954
INTERMEDIATE BOND FUND             $75          $233          $406        $906
LIMITED MATURITY BOND FUND         $65          $205          $357        $798
TOTAL RETURN ADVANTAGE FUND        $76          $237          $411        $918
ULTRA SHORT BOND FUND              $56          $176          $307        $689
U.S. GOVERNMENT INCOME FUND        $79          $246          $428        $954

ARMADA MICHIGAN MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income exempt from federal income
                                       tax and, to the extent possible, from
                                       Michigan personal income tax, as is
                                       consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY          Investing in municipal obligations that
                                       pay interest that is exempt from federal and Michigan state income taxes

PRINCIPAL RISKS                        Market risk, interest rate risk, credit
                                       risk, single state risk, non-
                                       diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Michigan Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Municipal Bond Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
9.74%         -2.86%      13.63%     3.03%       7.19%       5.00%       -1.34%     8.90%       4.62%       8.33%

Best Quarter               5.25%    (3/31/95)
Worst Quarter             -3.28%    (3/31/94)


The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 3.15%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.



  ---------------------------------------------------------------------------------------------
  CLASS I SHARES                                        1 YEAR        5 YEARS       10 YEARS
  ---------------------------------------------------------------------------------------------
  Armada Michigan Municipal Bond Fund

       Returns Before Taxes                             8.33%          5.04%         5.51%

       Returns After Taxes on Distributions             8.27%          4.99%         5.43%

       Returns After Taxes on Distributions and         6.90%          4.91%         5.33%
       Sale of Fund Shares
  ---------------------------------------------------------------------------------------------
  Lehman 7-Year Municipal Bond Index 1
  (reflects no deduction for fees, expenses or
  taxes)                                               10.35%          6.07%         6.34%
  ---------------------------------------------------------------------------------------------

1The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.


FUND FEES AND EXPENSES

See page 64 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA NATIONAL TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income exempt from federal income
                                    tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY       Investing in municipal obligations that pay
                                    interest that is exempt from federal income tax

PRINCIPAL RISKS                     Market risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada National Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain a dollar-weighted average effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The performance of Class I Shares of the Armada National Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the National Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the National Tax Exempt Bond Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the National Tax Exempt Bond Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the National Tax Exempt Bond Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the National Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
11.76%        -4.58%      14.05%     -1.07%      6.57%       5.95%       -1.12%     8.99%       4.52%       8.54%

Best Quarter               5.44%    (3/31/95)
Worst Quarter             -4.13%    (3/31/94)



The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 2.97%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE SHOWN ONLY SINCE THE FUND COMMENCED OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           DATE OF
                                                                                SINCE COMMENCEMENT     COMMENCEMENT AS
CLASS I SHARES                             1 YEAR      5 YEARS     10 YEARS     AS REGISTERED FUND     REGISTERED FUND
--------------------------------------------------------------------------------------------------------------------------
Armada National Tax Exempt Bond Fund                                                                        4/9/98

    Returns Before Taxes                   8.54%        5.31% 1      5.21% 1            5.40%

    Returns After Taxes on
    Distributions                          8.54%         N/A 2        N/A 2             5.38%

    Returns After Taxes on
    Distributions and Sale of Fund         6.86%         N/A 2        N/A 2             5.19%
    Shares
--------------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 3
(reflects no deduction for fees,
expenses or taxes)                        10.35%        6.07%        6.34%              6.15%            Since 3/31/98
--------------------------------------------------------------------------------------------------------------------------

1Performance for periods prior to the Fund's commencement of operations as a registered mutual fund reflects performance of the predecessor common trust fund described above.
2After-tax returns for periods prior to commencement of operations as a registered mutual fund are not available.

3The Lehman 7-Year Municipal Bond Index is a broad based total return index.
 The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.


FUND FEES AND EXPENSES

See page 64 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                            Current income exempt from federal
                                           income tax and, to the extent
                                           possible, Ohio personal income taxes,
                                           consistent with conservation of
                                           capital

PRINCIPAL INVESTMENT STRATEGY              Investing in municipal obligations
                                           that pay interest that is exempt
                                           from federal income and Ohio
                                           personal income taxes

PRINCIPAL RISKS                            Market risk, interest rate risk,
                                           credit risk, single state risk,
                                           non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
10.14%        -4.27%      13.44%     3.93%       7.24%       5.44%       -1.11%     8.77%       4.46%       8.79%

Best Quarter               5.13%            (3/31/95)
Worst Quarter             -4.88%            (3/31/94)

The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 2.88%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.


 --------------------------------------------------------------------------------------------
 CLASS I SHARES                                      1 YEAR       5 YEARS        10 YEARS
 --------------------------------------------------------------------------------------------
 Armada Ohio Tax Exempt Bond Fund

        Returns Before Taxes                         8.79%          5.21%          5.56%

        Returns After Taxes on Distributions         8.79%          5.20%          5.55%

        Returns After Taxes on Distributions         7.04%          5.06%          5.41%
        and Sale of Fund Shares
 --------------------------------------------------------------------------------------------
 Lehman 7-Year Municipal Bond Index 1
 (reflects no deduction for fees, expenses or
 taxes)                                             10.35%          6.07%          6.34%
 --------------------------------------------------------------------------------------------

1The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 64 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                          Current income exempt from both regular
                                         federal income tax and, to the extent
                                         possible, Pennsylvania personal income
                                         tax as is consistent with conservation
                                         of capital

PRINCIPAL INVESTMENT STRATEGY            Investing in municipal obligations that
                                         pay interest that is exempt from
                                         federal income and Pennsylvania
                                         personal income taxes

PRINCIPAL RISKS                          Market risk, interest rate risk, credit
                                         risk, single state risk, non-
                                         diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002
9.93%         3.91%       6.94%      5.62%       -0.96%      8.77%       4.44%      8.20%

Best Quarter                3.86%           (9/30/02)
Worst Quarter              -1.83%           (6/30/99)



The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 3.14%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.



------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                            1 YEAR            5 YEARS       SINCE INCEPTION   DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------------------
Armada Pennsylvania Municipal Bond Fund                                                                          8/10/94

     Returns Before Taxes                                  8.20%             5.16%             5.45%

     Returns After Taxes on Distributions                  8.20%             5.14%             5.42%

     Returns After Taxes on Distributions and Sale         6.68%             5.02%             5.27%
     of Fund Shares
------------------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses or taxes)       10.35%             6.07%             6.49%          Since 7/31/94
------------------------------------------------------------------------------------------------------------------------------

1The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 64 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                  MICHIGAN MUNICIPAL    NATIONAL TAX EXEMPT BOND
                                       BOND FUND                  FUND
Investment Advisory Fees 1               0.55%                    0.55%
--------------------------------------------------------------------------------
Distribution
(12b-1) Fees 2                           0.05%                    0.05%
--------------------------------------------------------------------------------
Other Expenses 3                         0.14%                    0.14%
--------------------------------------------------------------------------------
Total Annual Fund                        0.74%                    0.74%
Operating Expenses 1
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                  OHIO TAX EXEMPT         PENNSYLVANIA MUNICIPAL
                                     BOND FUND                   BOND FUND
Investment Advisory Fees 1               0.55%                    0.55%
--------------------------------------------------------------------------------
Distribution                             0.05%                    0.05%
(12b-1) Fees 2
--------------------------------------------------------------------------------
Other Expenses 3                         0.15%                    0.16%
--------------------------------------------------------------------------------
Total Annual Fund                        0.75%                    0.76%
Operating Expenses 1
--------------------------------------------------------------------------------

1 The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:



                                             ADVISORY           TOTAL
  FUND                                         FEES           EXPENSES
  Michigan Municipal Bond Fund                0.40%             0.60%
  National Tax Exempt Bond Fund               0.40%             0.60%
  Ohio Tax Exempt Bond Fund                   0.40%             0.60%
  Pennsylvania Municipal Bond Fund            0.40%             0.65%


   The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                              ADVISORY          TOTAL
  FUND                                          FEES          EXPENSES
  Michigan Municipal Bond Fund                 0.40%            0.59%
  National Tax Exempt Bond Fund                0.40%            0.59%
  Ohio Tax Exempt Bond Fund                    0.40%            0.60%
  Pennsylvania Municipal Bond Fund             0.40%            0.61%

  These fee waivers are voluntary and may be revised or discontinued at any time.


2Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I
 Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.
3Other Expenses for each Fund have been restated to reflect current expenses.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                       1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                       ------    -------     -------    --------

MICHIGAN MUNICIPAL BOND FUND             $76       $237         $411       $918
NATIONAL TAX EXEMPT BOND FUND            $76       $237         $411       $918
OHIO TAX EXEMPT BOND FUND                $77       $240         $417       $930
PENNSYLVANIA MUNICIPAL BOND FUND         $78       $243         $422       $942

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest (i.e., the Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). See "Information About the Underlying Armada Money Market Fund" on page 68 for information about the principal investment strategies and risks for the Armada Money Market Fund, which is offered for sale in a separate prospectus. The following chart indicates the specific types of investments in which each Fund primarily invests.

                                                                          High-
                                                   Fixed                  Yield                   Asset-    Mortgage-
                            Equity   Convertable   Income   Government Lower Rated  Municipal     Backed     Backed      Foriegn
                          Securities Securities  Securities Securities  Securities  Securities  Securities  Securities  Securities
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA INTERNATIONAL     X                                                                                               X
    EQUITY FUND
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA LARGE CAP CORE
    EQUITY FUND              X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA LARGE CAP
    GROWTH FUND              X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA LARGE CAP ULTRA
    FUND                     X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA LARGE CAP VALUE
    FUND                     X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA MID CAP GROWTH
    FUND                     X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA S&P 500 INDEX
    FUND                     X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA SMALL CAP CORE
    FUND                     X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA SMALL CAP
    GROWTH FUND              X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA SMALL CAP VALUE
    FUND                     X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA SMALL/MID CAP
    VALUE FUND               X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA TAX MANAGED
    EQUITY FUND              X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA AGGRESSIVE
    ALLOCATION FUND          X                        X          X                                    X           X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA BALANCED
    ALLOCATION FUND          X             X          X          X                                    X           X          X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA CONSERVATIVE
    ALLOCATION FUND          X                        X          X                                    X           X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA BOND FUND                                  X          X                                    X           X
    ------------------------------------------------------------------------------------------------------------------------------

                                     - 101 -

                                                                          High-
                                                   Fixed                  Yield                   Asset-    Mortgage-
                            Equity   Convertable   Income   Government Lower Rated  Municipal     Backed     Backed      Foriegn
                          Securities Securities  Securities Securities  Securities  Securities  Securities  Securities  Securities
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA GNMA FUND                                  X          X                                    X           X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA INTERMEDIATE                               X          X                                    X           X          X
    BOND FUND
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA LIMITED
    MATURITY BOND FUND                                X          X                                    X           X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA TOTAL RETURN
    ADVANTAGE FUND                                    X          X            X                       X           X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA ULTRA SHORT                                X          X                                    X           X
    BOND FUND
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA U.S. GOVERNMENT                            X          X                                    X           X
    INCOME FUND
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA MICHIGAN
    MUNICIPAL BOND FUND                               X                                   X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA NATIONAL TAX
    EXEMPT BOND FUND                                  X                                   X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA OHIO TAX EXEMPT
    BOND FUND                                         X                                   X
    ------------------------------------------------------------------------------------------------------------------------------
    ARMADA PENNSYLVANIA                               X                                   X
    MUNICIPAL BOND
    FUND
    ------------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:
o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.




MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund other than the Armada Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Armada Money Market Fund, which is offered for sale by a separate prospectus.

INFORMATION ABOUT THE UNDERLYING ARMADA MONEY MARKET FUND

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002.

--------------------------------------------------------------------------
CLASS I SHARES                         1 YEAR    5 YEARS     10 YEARS
--------------------------------------------------------------------------
Armada Money Market Fund               1.47%      4.34%       4.47%
--------------------------------------------------------------------------

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.


For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Price Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.


Armada has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

                                                EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------

International Equity Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks of foreign
                                               companies
--------------------------------------------------------------------------------
Large Cap Core Equity Fund                     Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks
--------------------------------------------------------------------------------
Large Cap Growth Fund                          Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks of large cap
                                               companies
--------------------------------------------------------------------------------
Large Cap Ultra Fund                           Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               growth-oriented common stocks of
                                               large cap companies
--------------------------------------------------------------------------------
Large Cap Value Fund                           Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               value-oriented common stocks of
                                               large cap companies
--------------------------------------------------------------------------------
Mid Cap Growth Fund                            Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               growth-oriented common stocks of
                                               mid cap companies
--------------------------------------------------------------------------------
S&P 500 Index Fund                             Investors seeking returns similar
                                               to those of the S&P 500

                                                EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
                                               Composite Stock Price Index who
                                               are willing to accept the risks
                                               of investing in a fund that
                                               invests primarily in common
                                               stocks
--------------------------------------------------------------------------------
Small Cap Core Fund                            Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invest primarily in
                                               common stock of small cap
                                               companies
--------------------------------------------------------------------------------
Small Cap Growth Fund                          Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               growth-oriented common stocks of
                                               small cap companies
--------------------------------------------------------------------------------
Small Cap Value Fund                           Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               value-oriented common stocks of
                                               small cap companies
--------------------------------------------------------------------------------
Small/Mid Cap Value Fund                       Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               value-oriented common stocks of
                                               small cap and mid cap companies
--------------------------------------------------------------------------------
Tax Managed Equity Fund                        Investors seeking capital
                                               appreciation who want to minimize
                                               the impact of taxes and who are
                                               willing to accept the risks of
                                               investing in a fund that invests
                                               primarily in common stocks
--------------------------------------------------------------------------------

                                            ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Aggressive Allocation Fund                     Investors seeking capital growth
                                               with the potential for above
                                               average total returns (as
                                               measured by the returns of the
                                               S&P 500 Composite Stock Price
                                               Index) who are willing to accept
                                               the risks of investing in a fund
                                               that may allocate a high
                                               percentage of its assets in
                                               Underlying Armada Funds that
                                               focus their investments in equity
                                               securities
--------------------------------------------------------------------------------
Balanced Allocation Fund                       Investors seeking broad
                                               diversification by asset class
                                               and style to manage risk and
                                               provide the potential for above
                                               average total returns (as
                                               measured by the returns of the
                                               S&P 500 Composite Stock Price
                                               Index and the Lehman U.S.
                                               Aggregate Bond Index)
--------------------------------------------------------------------------------
Conservative Allocation Fund                   Investors seeking current income
                                               with the potential for above
                                               average total returns (as
                                               measured by the returns of the
                                               Lehman U.S. Aggregate Bond Index)
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               may allocate a high percentage of
                                               its assets in Underlying Armada
                                               Funds that focus their
                                               investments in fixed income
                                               securities

                                            FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Bond Fund                                      Investors seeking current income
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in fixed income
                                               securities
--------------------------------------------------------------------------------
GNMA Fund                                      Investors seeking current income
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in
                                               mortgage-backed securities
--------------------------------------------------------------------------------
Intermediate Bond Fund                         Investors seeking current income
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in intermediate
                                               term fixed income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund                     Investors seeking current income
                                               who are seeking to minimize share
                                               price volatility relative to our
                                               other fixed income funds and who
                                               are willing to accept the risks
                                               of investing in a fund that
                                               invests primarily in shorter term
                                               fixed income securities
--------------------------------------------------------------------------------
Total Return Advantage Fund                    Investors seeking total return
                                               with less share price volatility
                                               than a fund that invests
                                               primarily in equity securities
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in fixed income
                                               securities
--------------------------------------------------------------------------------
Ultra Short Bond Fund                          Investors seeking high current
                                               income but who desire the
                                               relative safety of investing in a
                                               fund that invests primarily in
                                               shorter term investment quality
                                               debt securities
--------------------------------------------------------------------------------
U.S. Government Income Fund                    Investors seeking current income
                                               who are interested in the lower
                                               credit risk associated with a
                                               fund that invests primarily in
                                               U.S. government fixed income
                                               securities
--------------------------------------------------------------------------------

                                            TAX-FREE BOND FUNDS
--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------

Michigan Municipal Bond Fund
                                               Investors seeking current income
                                               exempt from federal and Michigan
                                               income taxes who are willing to
                                               accept moderate share price
                                               volatility
--------------------------------------------------------------------------------
National Tax Exempt Bond Fund                  Investors seeking current income
                                               exempt from federal income tax
                                               who are willing to accept
                                               moderate share price volatility
--------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund                      Investors seeking current income
                                               exempt from federal and Ohio
                                               income taxes who are willing to
                                               accept moderate share price
                                               volatility
--------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund               Investors seeking current income
                                               exempt from federal and
                                               Pennsylvania income taxes who are
                                               willing to accept moderate share
                                               price volatility
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAM

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2003, the Adviser had approximately $28 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended May 31, 2003.


--------------------------------------------------------------------------------------------------------------------
                                                                                      ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                  MANAGEMENT TEAM                               ENDED MAY 31, 2003
--------------------------------------------------------------------------------------------------------------------
                                           International Equity Investment                      1.15%
International Equity Fund                  Management Team
--------------------------------------------------------------------------------------------------------------------
                                           Core Equity Investment Management
Large Cap Core Equity Fund                 Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Large Cap Growth Fund                      Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Large Cap Ultra Fund                       Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Value Equity Investment Management
Large Cap Value Fund                       Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Mid Cap Growth Fund                        Team                                                 1.00%
--------------------------------------------------------------------------------------------------------------------
                                           Core Equity Investment Management
S&P 500 Index Fund                         Team                                                 0.20%
--------------------------------------------------------------------------------------------------------------------
                                           Core Equity Investment Management
Small Cap Core Fund                        Team                                                 1.00% 1
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Small Cap Growth Fund                      Team                                                 1.00%
--------------------------------------------------------------------------------------------------------------------
                                           Value Equity Investment Management
Small Cap Value Fund                       Team                                                 1.00%
--------------------------------------------------------------------------------------------------------------------
                                           Value Equity Investment Management
Small/Mid Cap Value Fund                   Team                                                 1.00% 1
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Tax Managed Equity Fund                    Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Asset Allocation Investment                          0.00%
Aggressive Allocation Fund                 Management Team
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                      ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                  MANAGEMENT TEAM                               ENDED MAY 31, 2003
--------------------------------------------------------------------------------------------------------------------
                                           Asset Allocation Investment                          0.75%
Balanced Allocation Fund                   Management Team
--------------------------------------------------------------------------------------------------------------------
                                           Asset Allocation Investment
Conservative Allocation Fund               Management Team                                      0.00%
--------------------------------------------------------------------------------------------------------------------
Bond Fund                                  Taxable Fixed Income Management Team                 0.55%
--------------------------------------------------------------------------------------------------------------------
GNMA Fund                                  Taxable Fixed Income Management Team                 0.55%
--------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                     Taxable Fixed Income Management Team                 0.40%
--------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                 Taxable Fixed Income Management Team                 0.35%
--------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                Taxable Fixed Income Management Team                 0.40%
--------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                      Taxable Fixed Income Management Team                 0.40% 1
--------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund                Taxable Fixed Income Management Team                 0.55%
--------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund               Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
National Tax Exempt Bond Fund              Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund                  Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund           Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------

1 The Small Cap Core Fund was not in operation during the last fiscal year. The
  Small/Mid Cap Value Fund and Ultra Short Bond Fund were in operation during only a portion of the last fiscal year. The fees shown represent the contractual advisory fee rates that each of these Funds is obligated to pay the Adviser.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.

Class I Shares are for financial institutions investing for their own or their customers' accounts.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.


The Adviser will monitor each Fund's asset size and, subject to approval by Armada's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE FUND SHARES

                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
TELEPHONE                       Call our Investor Services Line to obtain     Call our Investor Services Line
1-800-622-FUND (3863)           an application.                               to purchase additional shares.

MAIL                            Complete an application and mail it along     Make your check payable to
                                with a check payable, in U.S. dollars, to     "Armada Funds (Fund Name)."
                                "Armada Funds (Fund Name)."                   Please include your account
                                   Armada Funds                               number on your check and mail it
                                   P.O. Box 8421                              to the address at the left.
                                   Boston, MA  02266-8421

                                For overnight delivery mail to:
                                   Boston Financial Data Services
                                   Attn:  Armada Funds
                                   66 Brooks Drive
                                   Braintree, MA  02184

                                Armada cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

WIRE                            To purchase shares by wire, call              Call 1-800-622-FUND (3863) prior
                                1-800-622-FUND (3863) to set up your          to sending the wire in order to
                                account to accommodate wire transactions      obtain a confirmation number and
                                and to receive a wire control number to be    to ensure prompt and accurate
                                included in the body of the wire.  Ask your   handling of funds.  Ask your bank
                                bank to transmit immediately available        to transmit immediately available
                                funds by wire in the amount of your           funds by wire as described at the
                                purchase to:                                  left.  Please include your
                                   State Street Bank and Trust Company        account number.
                                   ABA #011000028
                                   Account 99052755 Credit Armada Funds       Armada and its transfer agent are
                                   (Account Registration)                     not responsible for the
                                   (Account Number)                           consequences of delays resulting
                                   (Wire Control Number)                      from the banking or Federal
                                                                              Reserve Wire system, or from
                                   Note:  Your bank may charge you a fee      incomplete wiring instructions.
                                   for this service.

                                Armada and its transfer agent are not
                                responsible for the consequences of delays resulting from the banking or Federal Reserve
                                Wire system, or from incomplete wiring
                                instructions.


                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
FINANCIAL INTERMEDIARY          You may buy shares through accounts with      Please refer to New Account Set
                                brokers or other financial institutions       Up to the left.
                                that are authorized to place trades in Fund
                                shares for their customers.  If you invest
                                through an authorized institution, you will
                                have to follow its procedures.  Your broker
                                or institution may charge a fee for its
                                services, in addition to the fees charged
                                by Armada.  Address correspondence or
                                questions regarding a Fund to your
                                institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.


The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.





HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

TELEPHONE
1-800-622-FUND (3863)

Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 75 "How to Purchase Fund Shares").


FINANCIAL INTERMEDIARY
Contact your broker or institution to redeem your shares. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The sale price of each share will be the next NAV determined after the Fund receives your request.

If you recently changed your address on your account, redemption proceeds will not be available until after 10 business days without a signature guarantee.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or


(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES

You may exchange Class I Shares of one Armada Fund for Class I Shares of another Armada Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.


TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into a new or existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL
Indicate which existing Fund you would like to transfer (you may only exchange within the same share class) and mail to the following address:
         Armada Funds
         P.O. Box 8421
         Boston, MA  02266-8421

For overnight delivery mail to:
         Boston Financial Data Services

         Attn:  Armada Funds
         66 Brooks Drive
         Braintree, MA  02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY
Contact your broker or institution. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months.

Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges.

Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than: (i) 0.005% with respect to the S&P 500 Index Fund; (ii) 0.02% with respect to the Small/Mid Cap Value Fund and Ultra Short Bond Fund; and (iii) 0.05% with respect to each other Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:

         Armada International Equity Fund
         Armada Small Cap Growth Fund
         Armada Small Cap Value Fund
         Armada Small/Mid Cap Value Fund

The following Funds distribute income quarterly:

         Armada Large Cap Core Equity Fund
         Armada Large Cap Growth Fund
         Armada Large Cap Ultra Fund
         Armada Large Cap Value Fund
         Armada Mid Cap Growth Fund
         Armada S&P 500 Index Fund
         Armada Small Cap Core Fund
         Armada Tax Managed Equity Fund
         Armada Aggressive Allocation Fund
         Armada Balanced Allocation Fund

The following Funds distribute income monthly:

         Armada Conservative Allocation Fund
         Armada Bond Fund
         Armada GNMA Fund
         Armada Intermediate Bond Fund
         Armada Limited Maturity Bond Fund
         Armada Total Return Advantage Fund
         Armada Ultra Short Bond Fund
         Armada U.S. Government Income Fund
         Armada Michigan Municipal Bond Fund
         Armada National Tax Exempt Bond Fund
         Armada Ohio Tax Exempt Bond Fund
         Armada Pennsylvania Municipal Bond Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Certain other distributions paid by the Funds to individual shareholders may also be taxable to you as long-term capital gain, subject to certain requirements. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividends are taxed at a maximum rate of 15%. Fund distributions (other than exempt-interest dividends discussed below) attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Michigan Municipal Bond Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, and Armada Pennsylvania Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be attributable to "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2003 and is incorporated by reference into the Statement of Additional Information.


In June 2000, the Parkstone Bond, Large Capitalization, U.S. Government Income, Michigan Municipal Bond, and Mid Capitalization Funds were reorganized into the Armada Bond, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond, and Mid Cap Growth Funds, respectively. In connection with this reorganization, each of these Armada Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund. The Financial Highlights for these Funds for the fiscal year ended May 31, 1999 were audited by the former independent auditors to The Parkstone Group of Funds.

No financial highlights are presented for the Small Cap Core Fund because the Fund was not in operation during the last fiscal year.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated.





                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income    (Loss) on   Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets

INTERNATIONAL EQUITY FUND
Class I
2003                  $9.75    $0.08 1   $(1.75)     $(0.03)  $(0.00)      $8.05    (17.13)%  $322,284     1.38%        1.06%
2002                  10.89     0.06 1    (1.16)      (0.04)   (0.00)       9.75    (10.09)    517,829     1.34         0.63
2001                  15.05     0.03 1    (3.19)      (0.00)   (1.00)      10.89    (22.74)    607,113     1.45         0.21
2000                  10.91     0.01       4.23       (0.03)   (0.07)      15.05     38.90     425,328     1.43         0.06
1999                  10.86    (0.01)      0.11       (0.05)   (0.00)      10.91      0.95     199,205     1.43         0.12

LARGE CAP CORE EQUITY FUND
Class I
2003                 $10.87    $0.10 1   $(1.30)     $(0.09)  $(0.00)      $9.58    (10.90)%  $152,055     0.96%        1.08%
2002                  12.27     0.05 1    (1.15)      (0.04)   (0.26)      10.87     (8.99)    141,177     0.97         0.47
2001                  14.88     0.02      (0.71)      (0.00)   (1.92)      12.27     (5.63)    126,203     0.99         0.08
2000                  13.75     0.02       1.65       (0.01)   (0.53)      14.88     12.31     141,207     1.00         0.03
1999                  11.35    (0.02) 1    2.94       (0.01)   (0.51)      13.75     26.08     145,603     0.98        (0.15)

LARGE CAP GROWTH FUND
Class I
2003                 $19.54    $0.06 1   $(2.41)     $(0.06)  $(0.00)     $17.13    (12.03)%  $542,371    0.92%         0.35%
2002                  24.36     0.01 1    (4.62)      (0.00)   (0.21)      19.54    (19.03)    699,863    0.92          0.05
2001                  28.89    (0.01) 1   (3.40)      (0.00)   (1.12)      24.36    (12.26)    965,165    0.93         (0.03)
2000                  24.61     0.00 1     4.55       (0.01)   (0.26)      28.89     18.49   1,251,015    0.90          0.01
1999                  21.35    (0.03) 1    4.28       (0.00)   (0.99)      24.61     20.16   1,262,154    0.92         (0.11)

                                   Ratio of Net
                                     Investmet
                                      Income/
                        Ratio of     (Loss) to
                       Expenses to     Average
                       Average Net   Net Assets
                          Assets      (Before   Portfolio
                       (Before Fee      Fee     Turnover
                         Waivers)     Waivers)    Rate

INTERNATIONAL EQUITY FUND
Class I
2003                  1.38%         1.06%       90%
2002                  1.34          0.63        63
2001                  1.50          0.16       161
2000                  1.49          0.00       124
1999                  1.43          0.12        78

LARGE CAP CORE EQUITY FUND
Class I
2003                  0.96%         1.08%       68%
2002                  0.97          0.47       112
2001                  1.04          0.03        34
2000                  1.06         (0.03)       37
1999                  0.98         (0.15)       43

LARGE CAP GROWTH FUND
Class I
2003                  0.92%         0.35%       65%
2002                  0.92          0.05        52
2001                  0.98         (0.08)       18
2000                  0.96         (0.05)       25
1999                  0.92         (0.11)       57

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1)Per share data calculated using average shares outstanding method.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated.


                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income    (Loss) on   Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
LARGE CAP ULTRA FUND
Class I
2003                  $9.41   $(0.01) 1  $(1.21)     $(0.00)    $(0.00)    $8.19    (12.97)%   $67,132     1.03%       (0.07)%
2002                  12.69    (0.03) 1   (3.25)      (0.00)     (0.00)     9.41    (25.85)    123,218     1.00        (0.28)
2001                  20.09    (0.06) 1   (4.75)      (0.00)     (2.59)    12.69    (26.18)    182,343     0.98        (0.37)
2000                  19.81    (0.02)      5.08       (0.00)     (4.78)    20.09     27.25     278,697     1.05        (0.36)
1999                  16.27    (0.06)      3.90       (0.00)     (0.30)    19.81     23.67     409,107     1.10        (0.33)

LARGE CAP VALUE FUND
Class I
2003                 $15.83    $0.21 1   $(1.73)     $(0.21)    $(0.03)   $14.07     (9.46)%  $505,108     0.93%        1.62%
2002                  17.39     0.19 1    (0.88)      (0.19)     (0.68)    15.83     (3.84)    743,804     0.92         1.15
2001                  16.03     0.25       1.71       (0.28)     (0.32)    17.39     12.67     700,811     0.97         1.54
2000                  18.80     0.35      (1.85)      (0.36)     (0.91)    16.03     (7.95)    500,135     0.92         2.07
1999                  17.53     0.30       1.50       (0.28)     (0.25)    18.80     10.62     548,361     0.93         2.07

MID CAP GROWTH FUND
Class I
2003                  $6.49   $(0.05) 1  $(0.74)     $(0.00)    $(0.00)    $5.70    (12.17)%   $74,852     1.30%       (0.92)%
2002                   8.08    (0.06) 1   (1.53)      (0.00)     (0.00)     6.49    (19.68)    143,328     1.27        (0.92)
2001                  15.84    (0.08) 1   (3.14)      (0.00)     (4.54)     8.08    (23.89)    195,291     1.26        (0.64)
2000                  14.27    (0.12) 1    6.34       (0.00)     (4.65)    15.84     51.90     281,161     1.29        (0.75)
1999                  15.12    (0.14)      1.13       (0.00)     (1.84)    14.27      8.20     319,733     1.32        (0.77)

                                   Ratio of Net
                                     Investmet
                                      Income/
                        Ratio of     (Loss) to
                       Expenses to     Average
                       Average Net   Net Assets
                          Assets      (Before   Portfolio
                       (Before Fee      Fee     Turnover
                         Waivers)     Waivers)    Rate
LARGE CAP ULTRA FUND
Class I
2003                      1.03%        (0.07)%       57%
2002                      1.00         (0.28)        50
2001                      1.03         (0.42)       102
2000                      1.05         (0.36)        82
1999                      1.10         (0.33)        51

LARGE CAP VALUE FUND
Class I
2003                      0.93%         1.62%        34%
2002                      0.92          1.15         39
2001                      1.02          1.49         67
2000                      0.98          2.01         40
1999                      0.93          2.07         19

MID CAP GROWTH FUND
Class I
2003                      1.30%        (0.92)%       66%
2002                      1.27         (0.92)        68
2001                      1.31         (0.69)       191
2000                      1.29         (0.75)       110
1999                      1.32         (0.75)       100

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1)Per share data calculated using average shares outstanding method.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated.


                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income    (Loss) on   Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
S&P 500 INDEX FUND
Class I
2003                  $9.21    $0.11 1   $(0.91)     $(0.11)    $(0.00)    $8.30     (8.55)%  $281,426      0.35%       1.43%
2002                  10.84     0.11 1    (1.63)      (0.11)     (0.00)     9.21    (14.11)    311,120       0.33       1.09
2001                  12.25     0.11      (1.41)      (0.11)     (0.00)    10.84    (10.64)    332,015       0.36       0.94
2000                  11.32     0.13       0.99       (0.13)     (0.06)    12.25      9.92     354,637       0.34       1.02
1999 2                10.00     0.11       1.29       (0.08)     (0.00)    11.32     14.16     253,854       0.20       1.38

SMALL CAP GROWTH FUND
Class I
2003                  $9.18   $(0.06) 1  $(1.42)     $(0.00)    $(0.00)    $7.70    (16.12)%  $156,646      1.29%      (0.92)%
2002                  11.56    (0.09) 1   (2.29)      (0.00)     (0.00)     9.18    (20.59)    268,485       1.24      (0.88)
2001                  14.91    (0.06) 1   (1.93)      (0.00)     (1.36)    11.56    (14.72)    304,754       1.27      (0.44)
2000                  10.14    (0.04) 1    4.81       (0.00)     (0.00)    14.91     47.04     157,306       1.23      (0.28)
1999                  11.69    (0.03) 1   (1.41)      (0.00)     (0.11)    10.14    (12.36)     80,145       1.27      (0.27)

SMALL CAP VALUE FUND
Class I
2003                 $20.64    $0.08 1   $(2.18)     $(0.09) 3  $(0.84)   $17.61     (9.69)%  $773,213      1.20%       0.48%
2002                  19.07     0.10 1     3.38       (0.15)     (1.76)    20.64     19.61     932,705       1.16       0.54
2001                  15.15     0.22       4.36       (0.25)     (0.41)    19.07     30.89     549,218       1.20       1.35
2000                  13.65     0.27       1.45       (0.22)     (0.00)    15.15     12.87     354,347       1.21       1.97
1999                  15.72     0.09      (0.78)      (0.05)     (1.33)    13.65     (3.67)    270,382       1.12       0.70

SMALL/ MID CAP VALUE FUND
Class I
2003 4               $10.00   $0.071      $0.07      $(0.03)    $(0.00)   $10.11      1.38%    $36,319       0.93%      0.89%

                                   Ratio of Net
                                     Investmet
                                      Income/
                        Ratio of     (Loss) to
                       Expenses to     Average
                       Average Net   Net Assets
                          Assets      (Before   Portfolio
                       (Before Fee      Fee     Turnover
                         Waivers)     Waivers)    Rate

S&P 500 INDEX FUND
Class I
2003                       0.50%         1.28%        7%
2002                       0.48          0.94         4
2001                       0.61          0.69        15
2000                       0.59          0.77        48
1999 2                     0.55          1.03         9

SMALL CAP GROWTH FUND
Class I
2003                       1.29%        (0.92)%     119%
2002                       1.24         (0.88)      122
2001                       1.32         (0.49)      174
2000                       1.29         (0.34)      155
1999                       1.27         (0.27)      159

SMALL CAP VALUE FUND
Class I
2003                       1.20%         0.48%      127%
2002                       1.16          0.54       106
2001                       1.25          1.30       128
2000                       1.27          1.91       120
1999                       1.12          0.70        79

SMALL/ MID CAP VALUE FUND
Class I
2003 4                     1.24%         0.58%       76%

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1)Per share data calculated using average shares outstanding method.
(2)S&P 500 Index Fund Class I commenced operations on July 10, 1998. All ratios for the period have been annualized.
(3)Includes a tax return of capital of $(0.01) for Small Cap Value Fund.
(4)Small/Mid Cap Value Fund Class I commenced operations on July 1, 2002. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated.




                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income    (Loss) on   Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets

TAX MANAGED EQUITY FUND
Class I
2003                 $11.08    $0.08 1   $(1.63)     $(0.07)    $(0.09)    $9.37    (13.94)%  $137,414     0.95%        0.83%
2002                  12.60     0.04 1    (1.52)      (0.04)     (0.00)    11.08    (11.80)    177,587     0.93         0.33
2001                  14.29     0.02      (1.67)      (0.01)     (0.03)    12.60    (11.53)    220,077     0.97         0.11
2000                  12.13     0.03       2.16       (0.02)     (0.01)    14.29     18.06     257,548     0.95         0.19
1999                   9.93     0.05       2.21       (0.05)     (0.01)    12.13     22.82     241,501     0.83         0.37

AGGRESSIVE ALLOCATION FUND
Class I
2003                  $9.08    $0.02 1   $(0.80)     $(0.07) 5  $(0.00)    $8.23     (8.56)%    $2,361     0.88%        0.23%
2002                   9.95     0.10 1    (0.82)      (0.15) 6   (0.00)     9.08     (7.26)      2,854     1.12         1.15
2001 2                10.00     0.02      (0.06)      (0.01)     (0.00)     9.95     (0.36)      2,492     0.38         1.10

BALANCED ALLOCATION FUND
Class I
2003                  $9.01    $0.13 1   $(0.55)     $(0.15)    $(0.00)    $8.44     (4.58)%  $120,329     1.09%        1.63%
2002                   9.72     0.20 1    (0.71)      (0.20)     (0.00)     9.01     (5.27)    157,660     1.00         2.13
2001                  11.68     0.28      (0.42)      (0.27)     (1.55)     9.72     (1.68)    186,724     1.03         2.31
2000                  10.31     0.26       1.35       (0.24)     (0.00)    11.68     15.72      69,517     1.01         2.20
1999 3                10.00     0.18       0.28       (0.15)     (0.00)    10.31      4.57      85,027     1.06         2.25

CONSERVATIVE ALLOCATION FUND
Class I
2003                  $9.66    $0.17 1   $(0.07)     $(0.19) 7  $(0.00)    $9.57      1.15%     $2,820     0.70%        1.83%
2002                  10.04     0.26 1    (0.36)      (0.28)     (0.00)     9.66     (0.97)      2,752     1.02         2.68
2001 4                10.00     0.07       0.02       (0.05)     (0.00)    10.04      0.94       2,523     0.37         3.20





                               Ratio of Net
                                Investment
                                 Income/
                    Ratio of    (Loss) to
                   Expenses to    Average
                   Average Net  Net Assets
                      Assets      (Before   Portfolio
                   (Before Fee      Fee     Turnover
                     Waivers)     Waivers)    Rate

TAX MANAGED EQUITY FUND
Class I
2003                   0.95%        0.83%        0%
2002                   0.93         0.33         0
2001                   1.02         0.06         1
2000                   1.01         0.13         3
1999                   1.01         0.19         5

AGGRESSIVE ALLOCATION FUND
Class I
2003                   1.13%       (0.02)%      78%
2002                   1.37         0.90        40
2001 2                 0.76         0.72         5

BALANCED ALLOCATION FUND
Class I
2003                   1.09%        1.63%      171%
2002                   1.00         2.13       106
2001                   1.08         2.26       161
2000                   1.07         2.14       182
1999 3                 1.06         2.25       116

CONSERVATIVE ALLOCATION FUND
Class I
2003                   0.95%        1.58%      38%
2002                   1.27         2.43       27
2001 4                 0.75         2.82        5

+   Total return is for the period indicated and has not been annualized.
    Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) The Aggressive Allocation Fund Class I commenced operations on March 6, 2001. All ratios for the period have been annualized.
(3) The Balanced Allocation Fund Class I commenced operations on July 10, 1998. All ratios for the period have been annualized.
(4) The Conservative Allocation Fund Class I commenced operations on March 6, 2001. All ratios for the period have been annualized.
(5) Includes a tax return of capital of $(0.07) for Class I for the Aggressive Allocation Fund.
(6) Includes a tax return of capital of $(0.04) for Class I for the Aggressive Allocation Fund.
(7) Includes a tax return of capital of $(0.03) for Class I for the Conservative Allocation Fund.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated.




                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income    (Loss) on   Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
BOND FUND*
Class I
2003                  $9.86    $0.48 1    $0.56      $(0.46)    $(0.00)   $10.44     10.74%   $617,012     0.71%        4.73%
2002                   9.71     0.56 1     0.14       (0.55)     (0.00)     9.86      7.40     798,688     0.71         5.70
2001                   9.37     0.62       0.34       (0.62)     (0.00)     9.71     10.50     842,906     0.72         6.39
2000                   9.93     0.59      (0.56)      (0.59)     (0.00)     9.37      0.35     294,308     0.87         6.14
1999                  10.25     0.57      (0.30)      (0.57)     (0.02)     9.93      2.70     366,230     0.94         5.53

GNMA FUND
Class I
2003                 $10.35    $0.47 1    $0.08      $(0.51)    $(0.00)   $10.39      5.40%   $151,990     0.77%        4.50%
2002                  10.21     0.58 1     0.15       (0.59)     (0.00)    10.35      7.32     155,187     0.76         5.65
2001                   9.74     0.63       0.46       (0.62)     (0.00)    10.21     11.45     133,658     0.80         6.19
2000                  10.10     0.59      (0.36)      (0.59)     (0.00)     9.74      2.48     119,653     0.80         6.04
1999                  10.36     0.61      (0.20)      (0.60)     (0.07)    10.10      4.02      96,808     0.78         5.92

INTERMEDIATE BOND FUND
Class I
2003                 $10.40    $0.43 1    $0.69      $(0.43)    $(0.00)   $11.09     11.00%   $418,964     0.58%        4.01%
2002                  10.24     0.55 1     0.16       (0.55)     (0.00)    10.40      7.05     346,788     0.57         5.27
2001                   9.90     0.64       0.34       (0.64)     (0.00)    10.24     10.16     345,059     0.59         6.34
2000                  10.39     0.64      (0.48)      (0.64)     (0.01)     9.90      1.50     294,998     0.58         6.22
1999                  10.59     0.56      (0.14)      (0.56)     (0.06)    10.39      3.98     313,368     0.61         5.21


                                Ratio of Net
                                 Investment
                                  Income/
                     Ratio of    (Loss) to
                    Expenses to    Average
                    Average Net  Net Assets
                       Assets      (Before   Portfolio
                    (Before Fee      Fee     Turnover
                      Waivers)     Waivers)    Rate

BOND FUND*
Class I
2003                  0.71%         4.73%      213% 2
2002                  0.71          5.70        98
2001                  0.77          6.34        73
2000                  0.89          6.12       155
1999                  1.03          5.44       269

GNMA FUND
Class I
2003                  0.77%         4.50%       89%
2002                  0.76          5.65        46
2001                  0.85          6.14        47
2000                  0.86          5.98        79
1999                  0.78          5.92        85

INTERMEDIATE BOND FUND
Class I
2003                  0.73%         3.86%      129%
2002                  0.72          5.12       141
2001                  0.79          6.14       133
2000                  0.79          6.01       201
1999                  0.75          5.07       256

* Effective June 9, 2000, the Parkstone Bond Fund was merged into the Armada Bond Fund. The financial highlights for the periods prior to June 9, 2000 reflect the performance history of the Parkstone Bond Fund. The net asset values at the beginning of each period and the changes in net asset values, including the net asset values at the end of each period listed have been restated to reflect the conversion ratios of .9799154 for Class I on the date of the reorganization.
+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Due to its investment strategy the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated.





                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income    (Loss) on   Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
LIMITED MATURITY BOND FUND
Class I
2003                  $9.97    $0.32 1    $0.22      $(0.34)    $(0.00)   $10.17     5.58%    $308,986     0.54%        3.17%
2002                   9.87     0.49 1     0.10       (0.49)     (0.00)     9.97      6.09     213,322     0.53         4.89
2001                   9.70     0.60       0.17       (0.60)     (0.00)     9.87      8.21     190,243     0.55         5.98
2000                   9.96     0.57      (0.26)      (0.57)     (0.00)     9.70      3.22      93,652     0.54         5.84
1999                  10.06     0.56      (0.05)      (0.56)     (0.05)     9.96      5.14      72,291     0.43         5.49

TOTAL RETURN ADVANTAGE FUND
Class I
2003                 $10.23     $0.49 1   $0.92      $(0.53)    $(0.10)   $11.01     14.18%   $241,404     0.58%        4.60%
2002                  10.02      0.55 1    0.21       (0.55)     (0.00)    10.23      7.76     259,402     0.55         5.42
2001                   9.48      0.59      0.54       (0.59)     (0.00)    10.02     12.04     355,344     0.51         5.95
2000                   9.99      0.60     (0.45)      (0.60)     (0.06)     9.48      1.78     331,026     0.48         6.17
1999                  10.25      0.58     (0.22)      (0.58)     (0.04)     9.99      3.54     328,417     0.45         5.72

ULTRA SHORT BOND FUND
Class I
2003 2               $10.00    $0.09 1    $0.08      $(0.09)    $(0.00)   $10.08     1.67%    $129,599     0.26%        1.81%

U.S. GOVERNMENT INCOME FUND
Class I
2003                  $9.45    $0.39 1    $0.19      $(0.45)    $(0.00)    $9.58      6.15%   $190,678     0.77%        4.09%
2002                   9.22     0.50 1     0.22       (0.49)     (0.00)     9.45      7.94     185,755     0.76         5.29
2001                   8.77     0.57       0.45       (0.57)     (0.00)     9.22     11.95     155,683     0.79         6.27
2000                   9.13     0.56      (0.36)      (0.56)     (0.00)     8.77      2.26     134,250     0.83         6.28
1999                   9.27     0.57      (0.14)      (0.57)     (0.00)     9.13      4.73     150,113     0.75         6.15



                               Ratio of Net
                                Investment
                                 Income/
                    Ratio of    (Loss) to
                   Expenses to    Average
                   Average Net  Net Assets
                      Assets      (Before   Portfolio
                   (Before Fee      Fee     Turnover
                     Waivers)     Waivers)    Rate
LIMITED MATURITY BOND FUND
Class I
2003                  0.64%         3.07%      117%
2002                  0.63          4.79       110
2001                  0.73          5.80        87
2000                  0.74          5.64        90
1999                  0.65          5.27       190

TOTAL RETURN ADVANTAGE FUND
Class I
2003                  0.73%         4.45%      108%
2002                  0.72          5.25        88
2001                  0.79          5.67       182
2000                  0.77          5.88       121
1999                  0.65          5.52       142

ULTRA SHORT BOND FUND
Class I
2003 2                0.58%         1.49%      239%

U.S. GOVERNMENT INCOME FUND
Class I
2003                  0.77%         4.09%      364% 3
2002                  0.76          5.29       219
2001                  0.84          6.22        78
2000                  0.94          6.17        74
1999                  1.09          5.81        53


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Ultra Short Bond Fund Class I commenced operations on December 2, 2002. All ratios for the period have been annualized.
(3) Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated.




                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income    (Loss) on   Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
MICHIGAN MUNICIPAL BOND FUND
Class I
2003                 $11.03    $0.47 1    $0.44      $(0.47)    $(0.02)    $11.45     8.51%   $147,331     0.60%        4.24%
2002 2                10.94     0.49 1     0.10       (0.49)     (0.01)     11.03     5.54     137,902     0.59         4.47
2001                  10.38     0.50       0.56       (0.50)     (0.00)     10.94    10.36     148,726     0.60         4.62
2000                  10.91     0.47      (0.52)      (0.47)     (0.01)     10.38    (0.42)    156,734     0.81         4.46
1999                  11.06     0.47      (0.08)      (0.47)     (0.07)     10.91     3.54     192,536     0.76         4.21

NATIONAL TAX EXEMPT BOND FUND
Class I
2003                 $10.17    $0.40 1    $0.44      $(0.40)    $(0.00)    $10.61     8.45%   $175,441     0.60%        3.92%
2002 2                10.01     0.42 1     0.16       (0.42)     (0.00)     10.17     5.86     167,578     0.60         4.19
2001                   9.50     0.43       0.51       (0.43)     (0.00)     10.01    10.07     162,015     0.60         4.39
2000                   9.96     0.42      (0.45)      (0.42)     (0.01)      9.50    (0.24)     95,634     0.54         4.37
1999                  10.03     0.45      (0.04)      (0.45)     (0.03)      9.96     4.07     100,638     0.36         4.39



                                Ratio of Net
                                 Investment
                                  Income/
                     Ratio of    (Loss) to
                    Expenses to    Average
                    Average Net  Net Assets
                       Assets      (Before   Portfolio
                    (Before Fee      Fee     Turnover
                      Waivers)     Waivers)    Rate
MICHIGAN MUNICIPAL BOND FUND
Class I
2003                  0.75%         4.09%        7%
2002 2                0.74          4.32         6
2001                  0.80          4.42        16
2000                  0.91          4.36        10
1999                  1.05          3.92         7

NATIONAL TAX EXEMPT BOND FUND
Class I
2003                  0.75%         3.77%       11%
2002 2                0.75          4.04        19
2001                  0.80          4.19        27
2000                  0.81          4.10        65
1999                  0.87          3.88        23

+   Total return is for the period indicated and has not been annualized.
    Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) In accordance with the implementation of new accounting standards, the Michigan Municipal Bond Fund and National Tax Exempt Bond Fund were required to record a cumulative effect adjustment of $78,937 and $103,395, respectively, to reflect the accretion of market discounts that were not previously recorded. The cumulative adjustments were reclassified between net investment income and net unrealized appreciation of securities and therefore did not impact total net assets or the net asset value per share of the Funds. The effect of this change for the year ended May 31, 2002 was to increase net investment income by $36,050 and $128,647, respectively.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated.




                                         Realized                                                        Ratio of
                       Net                   and              Distribution                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income    (Loss) on   Investment  Capital     End of    Total    End of      Net         to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
OHIO TAX EXEMPT BOND FUND
Class I
2003                 $11.20    $0.44 1    $0.50      $(0.44)    $(0.00)   $11.70      8.56%   $167,899     0.60%        3.85%
2002 2                11.04     0.47 1     0.16       (0.47)     (0.00)    11.20      5.81     154,461     0.60         4.20
2001                  10.49     0.48       0.55       (0.48)     (0.00)    11.04     10.00     156,655     0.56         4.44
2000                  11.03     0.48      (0.53)      (0.48)     (0.01)    10.49     (0.40)    166,164     0.52         4.52
1999                  11.13     0.53      (0.09)      (0.53)     (0.01)    11.03      3.94     205,365     0.28         4.77
PENNSYLVANIA MUNICIPAL BOND FUND
Class I
2003                 $10.47    $0.41 1    $0.49      $(0.41)    $(0.00)   $10.96      8.76%    $55,503     0.65%        3.84%
2002 2                10.36     0.46 1     0.11       (0.46)     (0.00)    10.47      5.57      51,319      0.64        4.40
2001                   9.89     0.47 1     0.47       (0.47)     (0.00)    10.36      9.64      45,441      0.63        4.57
2000                  10.39     0.45      (0.46)      (0.47)     (0.02)     9.89     (0.06)     45,021      0.53        4.55
1999                  10.45     0.51      (0.07)      (0.49)     (0.01)    10.39      4.21      40,171      0.48        4.80


                                Ratio of Net
                                 Investment
                                  Income/
                     Ratio of    (Loss) to
                    Expenses to    Average
                    Average Net  Net Assets
                       Assets      (Before   Portfolio
                    (Before Fee      Fee     Turnover
                      Waivers)     Waivers)    Rate
OHIO TAX EXEMPT BOND FUND
Class I
2003                   0.75%         3.70%       6%
2002 2                 0.75          4.05       19
2001                   0.76          4.24       20
2000                   0.80          4.24       31
1999                   0.78          4.27       19
PENNSYLVANIA MUNICIPAL BOND FUND
Class I
2003                   0.80%         3.69%      12%
2002 2                 0.79          4.25       13
2001                   0.86          4.34       25
2000                   0.84          4.24       38
1999                   0.83          4.45       15

+   Total return is for the period indicated and has not been annualized.
    Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) In accordance with the implementation of new accounting standards, the Ohio Tax Exempt Bond Fund and Pennsylvania Municipal Bond Fund were required to record a cumulative effect adjustment of $36,769 and $47,421, respectively, to reflect the accretion of market discounts that were not previously recorded. The cumulative adjustments were reclassified between net investment income and net unrealized appreciation of securities and therefore did not impact total net assets or the net asset value per share of the Funds. The effect of this change for the year ended May 31, 2002 was to (decrease) net investment income by $(26,247) and $(3,294), respectively.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Commercial Metals Company
Strategic Distribution, Inc.

HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
   National City Corporation
Chairman and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN G. BREEN
Retired Chairman and CEO,
   The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

 RICHARD W. FURST
 Garvice D. Kincaid Professor of Finance and
     Dean Emeritus, Gatton College of Business and
     Economics, University of Kentucky

 GERALD L. GHERLEIN
 Retired Executive Vice President and
    General Counsel, Eaton Corporation

 KATHLEEN A. OBERT
 Chairman and Chief Executive Officer
    Edward Howard & Co.

 J. WILLIAM PULLEN
 President and Chief Executive Officer,
    Whayne Supply Company


 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

                                                          [SAILBOAT LOGO]
                                                          ARMADA(R)
                                                            FUNDS

                                                          WWW.ARMADAFUNDS.COM

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

[SAILBOAT LOGO]
ARMADA(R)
  FUNDS

WWW.ARMADAFUNDS.COM

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                                H SHARES (RETAIL)

                                 OCTOBER 1, 2003

                                  EQUITY FUNDS
                            INTERNATIONAL EQUITY FUND
                           LARGE CAP CORE EQUITY FUND
                              LARGE CAP GROWTH FUND
                              LARGE CAP ULTRA FUND
                              LARGE CAP VALUE FUND
                               MID CAP GROWTH FUND
                               S&P 500 INDEX FUND
                               SMALL CAP CORE FUND
                              SMALL CAP GROWTH FUND
                              SMALL CAP VALUE FUND
                            SMALL/MID CAP VALUE FUND
                             TAX MANAGED EQUITY FUND

                             ASSET ALLOCATION FUNDS
                           AGGRESSIVE ALLOCATION FUND
                            BALANCED ALLOCATION FUND
                          CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                                    BOND FUND
                                    GNMA FUND
                             INTERMEDIATE BOND FUND
                           LIMITED MATURITY BOND FUND
                           TOTAL RETURN ADVANTAGE FUND
                              ULTRA SHORT BOND FUND
                           U.S. GOVERNMENT INCOME FUND

                               TAX FREE BOND FUNDS
                          MICHIGAN MUNICIPAL BOND FUND
                          NATIONAL TAX EXEMPT BOND FUND
                            OHIO TAX EXEMPT BOND FUND
                        PENNSYLVANIA MUNICIPAL BOND FUND

                                MONEY MARKET FUNDS
                                MONEY MARKET FUND

                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                   APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
                     ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)

    FUNDS
WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS

Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class H Shares of the Funds before investing. Armada also offers Class H Shares of Armada money market funds in a separate prospectus. To obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

                                                                            PAGE

ARMADA INTERNATIONAL EQUITY FUND...............................................2
ARMADA LARGE CAP CORE EQUITY FUND..............................................4
ARMADA LARGE CAP GROWTH FUND...................................................6
ARMADA LARGE CAP ULTRA FUND....................................................8
ARMADA LARGE CAP VALUE FUND...................................................10
ARMADA MID CAP GROWTH FUND....................................................12
ARMADA S&P 500 INDEX FUND.....................................................14
ARMADA SMALL CAP CORE FUND....................................................16
ARMADA SMALL CAP GROWTH FUND..................................................18
ARMADA SMALL CAP VALUE FUND...................................................20
ARMADA SMALL/MID CAP VALUE FUND...............................................22
ARMADA TAX MANAGED EQUITY FUND................................................24
ARMADA AGGRESSIVE ALLOCATION FUND.............................................30
ARMADA BALANCED ALLOCATION FUND...............................................34
ARMADA CONSERVATIVE ALLOCATION FUND...........................................38
ARMADA BOND FUND..............................................................44
ARMADA GNMA FUND..............................................................46
ARMADA INTERMEDIATE BOND FUND.................................................48
ARMADA LIMITED MATURITY BOND FUND.............................................50
ARMADA TOTAL RETURN ADVANTAGE FUND............................................52
ARMADA ULTRA SHORT BOND FUND..................................................54
ARMADA U.S. GOVERNMENT INCOME FUND............................................56
ARMADA MICHIGAN MUNICIPAL BOND FUND...........................................62
ARMADA NATIONAL TAX EXEMPT BOND FUND..........................................64
ARMADA OHIO TAX EXEMPT BOND FUND..............................................66

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND.......................................68
ARMADA MONEY MARKET FUND......................................................74
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES........................77
MORE INFORMATION ABOUT FUND INVESTMENTS.......................................80
INVESTOR PROFILES.............................................................82
INVESTMENT ADVISER AND INVESTMENT TEAMS.......................................84
PURCHASING, SELLING AND EXCHANGING FUND SHARES................................86
DIVIDENDS AND TAXES...........................................................92
FINANCIAL HIGHLIGHTS......................................................... 95

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Except for the Money Market Fund, each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

ARMADA INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in common stocks of issuers
                                     located in at least three foreign countries

PRINCIPAL RISKS                      Market risk, foreign risk, multi-national
                                     companies risk, country risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS
1998            1999          2000          2001           2002
19.53%          49.71%        -17.09%       -25.52%        -19.20%

Best Quarter             36.05%         (12/31/99)
Worst Quarter .         -19.96%          (9/30/02)




The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 6.02%.



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE MSCI EAFE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


------------------------------------------------------------------------------------------------------------------
                                                      1 YEAR           5 YEARS           SINCE          DATE OF
CLASS A SHARES                                                                         INCEPTION       INCEPTION
------------------------------------------------------------------------------------------------------------------
Armada International Equity Fund                                                                         8/1/97

   Returns Before Taxes                              -23.62%           -3.34%             -4.40%

   Returns After Taxes on Distributions              -23.68%           -3.75%             -4.78%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                               -14.50%           -2.58%             -3.40%
------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index 1
(reflects no deduction for fees, expenses or
taxes)                                               -15.94%           -2.89%             -4.53%     Since 7/31/97
------------------------------------------------------------------------------------------------------------------

1The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
 EAFE) Index is an unmanaged index comprising 21 MSCI country indices, representing developed markets outside of North America.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP CORE EQUITY FUND
         (FORMERLY KNOWN AS THE "ARMADA CORE EQUITY FUND")

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in common stocks of large cap
                                      companies

PRINCIPAL RISK                        Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. The Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth of 10% or more, with no losses during the last five years; (2) common stocks with price-to-earnings ratios at least 20% below the average of the companies included in the S&P 500 Composite Stock Price Index; and (3) common stocks that pay dividends at a rate at least 20% above the average of the companies included in the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1998           1999        2000        2001         2002
31.99%         19.72%      1.45%       -14.49%      -20.44%


Best Quarter            25.04%           (12/31/98)
Worst Quarter          -17.62%            (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 10.20%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                               1 YEAR         5 YEARS         SINCE           DATE OF
                                                                                          INCEPTION        INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Armada Large Cap Core Equity Fund                                                                             8/1/97

   Returns Before Taxes                                     -24.79%          0.60%          1.06%

   Returns After Taxes on Distributions                     -24.94%         -0.52%          0.00%

   Returns After Taxes on Distributions and Sale of         -15.22%          0.56%          0.92%
   Fund Shares
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees, expenses or taxes)         -22.10%         -0.59%         -0.10%        Since 7/31/97
-----------------------------------------------------------------------------------------------------------------------

1The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP GROWTH FUND
         (FORMERLY KNOWN AS THE "ARMADA EQUITY GROWTH FUND")

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in growth-oriented common stocks
                                     of large cap companies

PRINCIPAL RISK                       Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
-0.47%        -0.94%      28.51%     19.98%      36.34%      28.74%      22.66%     -5.48%      -16.53%     -28.39%

Best Quarter           22.85%         (12/31/98)
Worst Quarter         -16.15%          (3/31/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 7.81%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-------------------------------------------------------------------------------------------------

CLASS A SHARES                                           1 YEAR         5 YEARS        10 YEARS
-------------------------------------------------------------------------------------------------
Armada Large Cap  Growth Fund

   Returns Before Taxes                                  -32.32%         -3.36%          5.74%

   Returns After Taxes on Distributions                  -32.34%         -3.87%          4.16%

   Returns After Taxes on Distributions and Sale of      -19.84%         -2.62%          4.20%
   Fund Shares
-------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1                    -22.10%         -0.59%          9.34%
(reflects no deduction for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------

1The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP ULTRA FUND

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in growth-oriented common stocks
                                      of large cap companies

PRINCIPAL RISK                        Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in a diversified portfolio of common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

Performance information before June 10, 2000 represents performance of the Parkstone Large Capitalization Fund which was reorganized into the Armada Large Cap Ultra Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1997            1998        1999        2000         2001         2002
28.76%          42.37%      28.53%      -17.03%      -23.08%      -32.75%

Best Quarter            25.49%         (12/31/98)
Worst Quarter          -21.10%          (3/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 4.00%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------------------
                                                                                  SINCE       DATE OF
CLASS A SHARES                                      1 YEAR       5 YEARS        INCEPTION    INCEPTION
----------------------------------------------------------------------------------------------------------
Armada Large Cap Ultra Fund                                                                     2/1/96

   Returns Before Taxes                            -36.43%        -5.79%          1.90%

   Returns After Taxes on Distributions            -36.43%        -7.41%          0.25%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                             -22.37%        -3.64%          2.29%
----------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index
(reflects no deduction for fees, expenses or
taxes)                                             -27.88%        -3.84%          3.61%     Since 1/31/96
----------------------------------------------------------------------------------------------------------

1 The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation

PRINCIPAL INVESTMENT STRATEGY          Investing in value-oriented common stocks
                                       of large cap companies

PRINCIPAL RISK                         Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002
27.37%        17.89%      28.87%     9.77%       -0.25%      11.30%      -4.05%     -15.22%

Best Quarter             12.50%          (6/30/97)
Worst Quarter           -17.98%          (9/30/02)


The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 8.48%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 1000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------------------
                                                                                 SINCE         DATE OF
CLASS A SHARES                                     1 YEAR       5 YEARS        INCEPTION      INCEPTION
----------------------------------------------------------------------------------------------------------
Armada Large Cap Value Fund                                                                     8/22/94

   Returns Before Taxes                           -19.87%        -1.30%          7.12%

   Returns After Taxes on Distributions           -20.27%        -2.43%          5.60%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                            -12.15%        -1.29%          5.34%
----------------------------------------------------------------------------------------------------------
Russell 1000 Value Index 1
(reflects no deduction for fees, expenses or
taxes)                                            -15.52%         1.16%         10.47%      Since 8/31/94
----------------------------------------------------------------------------------------------------------

1The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MID CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in growth-oriented common stocks
                                     of medium-sized companies

PRINCIPAL RISK                       Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase between $1 billion and $15 billion.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Armada Mid Cap Growth Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
12.90%        -5.43%      29.58%     18.53%      11.60%      11.04%      45.47%     -8.11%      -19.17%     -31.35%

Best Quarter             34.98%         (12/31/99)
Worst Quarter           -27.16%          (9/30/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 14.05%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------

CLASS A SHARES                              1 YEAR      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Armada Mid Cap Growth Fund

   Returns Before Taxes                     -35.03%     -4.86%         3.62%

   Returns After Taxes on Distributions     -35.03%     -8.31%         0.09%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                  -21.51%     -3.02%         3.03%
--------------------------------------------------------------------------------
Russell Midcap(R)Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                          -27.41%     -1.82%         6.71%
--------------------------------------------------------------------------------
1 The Russell Midcap(R) Growth Index measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index measures the performance of the 800 smallest U.S. companies among the largest 1,000 U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA S&P 500 INDEX FUND
         (FORMERLY KNOWN AS THE "ARMADA EQUITY INDEX FUND")

FUND SUMMARY

INVESTMENT GOAL                         To approximate, before Fund expenses,
                                        the investment results of the S&P 500
                                        Composite Stock Price Index

PRINCIPAL INVESTMENT STRATEGY           Investing in stocks that comprise the
                                        S&P 500 Composite Stock Price Index

PRINCIPAL RISKS                         Market risk, tracking error risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada S&P 500 Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in stocks of companies included in the S&P 500 Composite Stock Price Index. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The S&P 500 Composite Stock Price Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Stock Price Index in the same relative proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Stock Price Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e. by using economic, financial or market analysis). However, the Adviser believes that by employing certain active management strategies for a small percentage of the Fund's assets, the Fund's net returns after expenses may more closely approximate returns of the S&P 500 Composite Stock Price Index.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
  1999           2000        2001         2002
  20.28%         -9.45%      -12.47%      -22.57

Best Quarter             14.65%          (12/31/99)
Worst Quarter           -17.37%           (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 11.46%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


--------------------------------------------------------------------------------------------------------
                                                                        SINCE             DATE OF
CLASS A SHARES                                        1 YEAR           INCEPTION         INCEPTION
--------------------------------------------------------------------------------------------------------
Armada S&P 500 Index Fund                                                                 10/15/98

   Returns Before Taxes                               -25.45%            -4.19%

   Returns After Taxes on Distributions               -25.77%            -4.57%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                                -15.61%            -3.43%
--------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index1
(reflects no deduction for fees, expenses or
taxes)                                                -22.10%            -2.76%        Since 10/15/98
--------------------------------------------------------------------------------------------------------

1The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by National City Investment Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

FUND FEES AND EXPENSES

See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP CORE FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in common stocks of small cap
                                     companies

PRINCIPAL RISKS                      Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Core Fund's investment objective is to provide capital appreciation. The Fund intends to achieve its objective by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser will normally invest between 30% and 70% of its assets in the following two types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth rate that is greater than the average growth rate of the companies included in the Russell 2000 Index; and (2) common stocks with price-to-earnings ratios of at least 20% below the average of the companies included in the Russell 2000 Index.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase of up to $3 billion.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations as of the date of this prospectus.


FUND FEES AND EXPENSES

See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in growth-oriented common stocks
                                      of small cap companies

PRINCIPAL RISKS                       Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1998           1999        2000          2001          2002
7.28%          35.63%      -15.19%       -8.27%        -39.47%

Best Quarter               36.11%         (12/31/99)
Worst Quarter             -25.82%          (9/30/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 15.81%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                1 YEAR          5 YEARS         SINCE INCEPTION       DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------------
Armada Small Cap Growth Fund                                                                             8/1/97

   Returns Before Taxes                       -42.78%          -8.32%             -6.53%

   Returns After Taxes on Distributions       -42.78%          -8.74%             -6.94%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                    -26.27%          -6.17%             -4.84%
------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                            -30.26%          -6.59%             -5.73%              Since 7/31/97
------------------------------------------------------------------------------------------------------------------------

1 The Russell 2000 Growth Index is comprised of securities in the Russell 2000
  Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                          Capital appreciation

PRINCIPAL INVESTMENT STRATEGY            Investing in value-oriented common
                                         stocks of small cap companies

PRINCIPAL RISKS                          Market risk, small companies risk


PRINCIPAL INVESTMENT STRATEGIES


The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase up to $3 billion.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002
18.41%        22.32%      32.05%     -7.64%      7.65%       33.22%      17.03%     -10.75%

Best Quarter                19.22%         (12/31/01)
Worst Quarter              -17.92%          (9/30/98)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 12.11%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 2000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------------------------------------
                                                                         SINCE             DATE OF
CLASS A SHARES                              1 YEAR      5 YEARS        INCEPTION          INCEPTION
------------------------------------------------------------------------------------------------------
Armada Small Cap Value Fund                                                                8/15/94
   Returns Before Taxes                     -15.65%      5.50%           12.15%
   Returns After Taxes on Distributions     -17.26%      3.44%            9.55%

   Returns After Taxes on Distributions

   and Sale of Fund Shares                   -9.41%      3.58%            8.95%
------------------------------------------------------------------------------------------------------
Russell 2000 Value Index 1
(reflects no deduction for fees,
expenses or taxes)                          -11.43%      2.71%           10.37%        Since 7/31/94
------------------------------------------------------------------------------------------------------

1The Russell 2000 Value Index is comprised of securities in the Russell 2000
 Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL/MID CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                          Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY            Investing in value-oriented common
                                         stocks of small cap and mid cap
                                         companies

PRINCIPAL RISKS                          Market risk, smaller companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small/Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have small cap or mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $500 million and $5 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap and mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap or mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALLER COMPANIES RISK. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not completed a full calendar year of investment operations as of December 31, 2002.

FUND FEES AND EXPENSES

See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX MANAGED EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                          Capital appreciation, while minimizing
                                         the impact of taxes

PRINCIPAL INVESTMENT STRATEGY            Investing in common stocks using
                                         strategies designed to minimize the
                                         impact of taxes

PRINCIPAL RISK                           Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while minimizing the impact of taxes on shareholders' returns. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to minimize the realization of taxable gains by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.

The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The performance of Class A Shares of the Armada Tax Managed Equity Fund for the period April 9, 1998 until May 11, 1998, when Class A Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class A Shares of the Tax Managed Equity Fund for the periods prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Tax Managed Equity Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Tax Managed Equity Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Tax Managed Equity Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Tax Managed Equity Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Tax Managed Equity Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1993         1994       1995         1996        1997        1998        1999       2000        2001         2002
1.20%        -1.85%     29.51%       20.64%      39.06%      37.25%      18.77%     -2.47%      -12.87%      -25.44%

Best Quarter              23.02%         (12/31/98)
Worst Quarter            -16.14%          (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 6.80%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN ONLY SINCE THE FUND COMMENCED OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------------------------------------------
                                                            10         SINCE COMMENCEMENT     DATE OF COMMENCEMENT
CLASS A SHARES                    1 YEAR      5 YEARS      YEARS       AS REGISTERED FUND      AS REGISTERED FUND
--------------------------------------------------------------------------------------------------------------------
Armada Tax Managed Equity Fund                                                                      4/9/98

   Returns Before Taxes           -29.53%     -0.48% 1      7.74% 1         -3.44%

   Returns After Taxes on
   Distributions                  -29.77%       N/A 2        N/A 2          -3.57%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                    -18.00%       N/A 2        N/A 2          -2.75%
--------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price
Index 3
(reflects no deduction for
fees, expenses or taxes)          -22.10%     -0.59%       9.34%            -3.31%               Since 3/31/98
--------------------------------------------------------------------------------------------------------------------

1Performance for periods prior to the Fund's commencement of operations as a registered mutual fund reflects performance of the predecessor common trust fund described above.
2After-tax returns for periods prior to commencement of operations as a registered mutual fund are not available.
3The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                        INTERNATIONAL           LARGE CAP CORE       LARGE CAP GROWTH
                                         EQUITY FUND              EQUITY FUND             FUND
Maximum Total Sales Charge (Load)           2.00%                    2.00%                 2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)           1.00%                    1.00%                 1.00%
-------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value) 1                          1.00%                    1.00%                 1.00%
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                             None                     None                  None
-------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)
                                            None                     None                  None
-------------------------------------------------------------------------------------------------
Exchange Fee                                None                     None                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                    1.15%                    0.75%                 0.75%
-------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                0.75%                    0.75%                 0.75%
-------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 2             0.25%                    0.25%                 0.25%
-------------------------------------------------------------------------------------------------
   Other                                    0.18%                   0.14% 3                0.13% 3
-------------------------------------------------------------------------------------------------
Total Other Expenses                        0.43%                    0.39%                 0.38%
-------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                          2.33%                    1.89%                 1.88%
-------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                       LARGE CAP ULTRA          LARGE CAP VALUE      MID CAP GROWTH
                                             FUND                    FUND                  FUND
Maximum Total Sales Charge (Load)           2.00%                    2.00%                 2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)           1.00%                    1.00%                 1.00%
-------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value) 1                          1.00%                    1.00%                 1.00%
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                             None                     None                  None
-------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)             None                     None                  None
-------------------------------------------------------------------------------------------------
Exchange Fee                                None                     None                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                    0.75%                    0.75%                 1.00%
-------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                0.75%                    0.75%                 0.75%
-------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 2             0.25%                    0.25%                 0.25%
-------------------------------------------------------------------------------------------------
   Other                                    0.18% 3                  0.13%                 0.20% 3
-------------------------------------------------------------------------------------------------
Total Other Expenses                        0.43%                    0.38%                 0.45%
-------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                          1.93%                    1.88%                 2.20%
-------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                        S&P 500 INDEX          SMALL CAP CORE       SMALL CAP GROWTH
                                            FUND                     FUND                  FUND
Maximum Total Sales Charge (Load)           2.00%                    2.00%                 2.00%
-------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)           1.00%                    1.00%                 1.00%
-------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value) 1                          1.00%                    1.00%                 1.00%
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                             None                     None                  None
-------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)             None                     None                  None
-------------------------------------------------------------------------------------------------------
Exchange Fee                                None                     None                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                    0.35% 4                  1.00% 4               1.00%
-------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                0.75%                    0.75%                 0.75%
-------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 2             0.25%                    0.25%                 0.25%
-------------------------------------------------------------------------------------------------------
   Other                                    0.14%                    0.16% 5               0.19%
-------------------------------------------------------------------------------------------------------
Total Other Expenses                        0.39%                    0.41%                 0.44%
-------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                          1.49% 4                  2.16% 4               2.19%
-------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                        SMALL CAP VALUE          SMALL/MID CAP       TAX MANAGED EQUITY
                                             FUND                 VALUE FUND                FUND
Maximum Total Sales Charge (Load)           2.00%                    2.00%                 2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)           1.00%                    1.00%                 1.00%
--------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value) 1                          1.00%                    1.00%                 1.00%
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                             None                     None                  None
--------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of          None                     None
amount redeemed, if applicable)                                                            None
--------------------------------------------------------------------------------------------------------
Exchange Fee                                None                     None                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees
                                            1.00%                    1.00%                 0.75%
--------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                0.75%                    0.75%                 0.75%
--------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 2             0.25%                    0.25%                 0.25%
--------------------------------------------------------------------------------------------------------
   Other                                    0.13%                    0.16% 3               0.15% 3
--------------------------------------------------------------------------------------------------------
Total Other Expenses                        0.38%                    0.41%                 0.40%
--------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                          2.13%                    2.16%                 1.90%
--------------------------------------------------------------------------------------------------------


1A contingent deferred sales charge is charged only with respect to Class H
 Shares redeemed prior to eighteen months from the date of purchase.
2Certain financial institutions may provide administrative services to their customers who own Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the share class. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
3Other Expenses for certain Funds have been restated to reflect current expenses.
4The Adviser waived a portion of its advisory fees for the S&P 500 Index Fund during the last fiscal year. After this fee waiver, the S&P 500 Index Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

       ADVISORY FEES                     TOTAL EXPENSES
           0.20%                             1.35%



The Adviser expects to continue waiving a portion of its advisory fees for the S&P 500 Index Fund and also expects to waive a portion of it's advisory fees for the Small Cap Core Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

           Fund                        Advisory Fees        Total Expenses
           S&P 500 Index Fund                 0.20%                1.34%
           Small Cap Core Fund                0.50%                1.66%


   These fee waivers are voluntary and may be revised or discontinued at any time.



5Other Expenses for the Small Cap Core Fund are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                  1 YEAR      3 YEARS      5 YEARS    10 YEARS
                                  ------      -------      -------    --------
INTERNATIONAL EQUITY FUND
    Class H Shares 1              $433         $820       $1,333       $2,739
    Class H Shares 2               333          820        1,333        2,739
------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
    Class H Shares 1               390          688        1,111        2,289
    Class H Shares 2               290          688        1,111        2,289
------------------------------------------------------------------------------
LARGE CAP  GROWTH FUND
    Class H Shares 1               389          685        1,131        2,279
    Class H Shares 2               289          685        1,131        2,279
------------------------------------------------------------------------------
LARGE CAP ULTRA FUND
    Class H Shares 1               393          700        1,111        2,331
    Class H Shares 2               293          700        1,111        2,331
------------------------------------------------------------------------------
LARGE CAP VALUE FUND
    Class H Shares 1               389          685        1,106        2,279
    Class H Shares 2               289          685        1,106        2,279
------------------------------------------------------------------------------
MID CAP GROWTH FUND
    Class H Shares 1               420          781        1,268        2,609
    Class H Shares 2               320          781        1,268        2,609
------------------------------------------------------------------------------
S&P 500 INDEX FUND
    Class H Shares 1               350          566          905        1,862
    Class H Shares 2               250          566          905        1,862
------------------------------------------------------------------------------
SMALL CAP CORE FUND
   Class H Shares 1                416          769          N/A          N/A
   Class H Shares 2                316          769          N/A          N/A
------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
    Class H Shares 1               419          778        1,263        2,598
    Class H Shares 2               319          778        1,263        2,598
------------------------------------------------------------------------------
SMALL CAP VALUE FUND
    Class H Shares 1               414          760        1,233        2,537
    Class H Shares 2               314          760        1,233        2,537
------------------------------------------------------------------------------

SMALL/MID CAP VALUE FUND
    Class H Shares1                417          769        1,248        2,568
    Class H Shares2                317          769        1,248        2,568
-------------------------------------------------------------------------------
TAX MANAGED EQUITY FUND
    Class H Shares1                391          691        1,116        2,300
    Class H Shares2                291          691        1,116        2,300
-------------------------------------------------------------------------------
1If you sell your shares at the end of the period.
2If you do not sell your shares at the end of the period.

ARMADA AGGRESSIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation with current
                                      income as a secondary objective

PRINCIPAL INVESTMENT STRATEGY         Investing in a combination of Underlying
                                      Armada Funds that, in turn,  invest
                                      primarily in U.S. and foreign common
                                      stocks and, to a lesser extent, in
                                      investment-grade fixed income securities and cash equivalents

PRINCIPAL RISKS                       Market risk, interest rate risk, credit
                                      risk, prepayment/extension risk,
                                      allocation risk, small companies risk,
                                      conflicts risk

PRINCIPAL INVESTMENT STRATEGIES


The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 109.



The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments.

Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
2002
-19.08%

Best Quarter        2.18%   (12/31/02)
Worst Quarter     -14.66%    (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 9.52%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS

AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

---------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                           1 YEAR         SINCE INCEPTION      DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------
                                                                                                   3/6/01
Armada Aggressive Allocation Fund                       -22.93%             -15.44%

    Returns Before Taxes                                -23.17%             -15.87%

    Returns After Taxes on Distributions

    Returns After Taxes on Distributions and Sale of
    Fund Shares                                         -14.08%             -12.36%
---------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or taxes)      10.25%               8.75%              Since 2/28/01
---------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)     -22.10%             -15.81%              Since 2/28/01
---------------------------------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)     -14.12%              -5.99%              Since 2/28/01
---------------------------------------------------------------------------------------------------------------

1The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
2The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole
3The Aggressive Allocation Hybrid Benchmark Index is a blend of 75% S&P 500
 Composite Stock Price Index and 25% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 41 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA BALANCED ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                   Long-term capital appreciation and current
                                  income

PRINCIPAL INVESTMENT STRATEGY     Investing in a diversified portfolio of common
                                  stocks, investment grade fixed income
                                  securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS                   Market risk, allocation risk, small companies
                                  risk, foreign risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1999          2000        2001        2002
14.97%        1.51%       -7.08%      -13.89%

Best Quarter             16.10%   (12/31/99)
Worst Quarter           -10.97%    (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 8.82%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

------------------------------------------------------------------------------------------------------
                                                                        SINCE             DATE OF
CLASS A SHARES                                          1 YEAR        INCEPTION          INCEPTION
------------------------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                                                            7/31/98

   Returns Before Taxes                                 -17.95%          -0.80%

   Returns After Taxes on Distributions                 -18.52%          -2.45%

   Returns After Taxes on Distributions and Sale
   of Fund Shares                                       -11.01%          -1.13%
------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or taxes)      10.25%           7.59%        Since 7/31/98
------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)     -22.10%          -4.03%        Since 7/31/98
------------------------------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)      -9.32%           0.62%        Since 7/31/98
------------------------------------------------------------------------------------------------------

1The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
2The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3The Balanced Allocation Hybrid Benchmark Index is a blend of 60% S&P 500
 Composite Stock Price Index and 40% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 41 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA CONSERVATIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                    Current income and moderate capital
                                   appreciation consistent with preservation of capital


PRINCIPAL INVESTMENT STRATEGY      Investing in a combination of Underlying
                                   Armada Funds that, in turn, invest primarily in investment-grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents

PRINCIPAL RISKS                    Market risk, interest rate risk, credit risk,
                                   prepayment/extension risk, allocation risk, small companies risk, conflicts risk

PRINCIPAL INVESTMENT STRATEGIES


The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 109.



The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's asset in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
2002
-6.05%

Best Quarter       1.27%    (12/31/02)
Worst Quarter     -4.97%     (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 6.77%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                     1 YEAR      SINCE INCEPTION     DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Conservative Allocation Fund                                                                    3/6/01
    Returns Before Taxes                                           -10.52%          -5.60%

    Returns After Taxes on Distributions                           -11.15%          -6.50%

    Returns After Taxes on Distributions and Sale of Fund           -6.45%          -4.88%
    Shares
----------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or taxes)                 9.84%            8.75%          Since 2/28/01
----------------------------------------------------------------------------------------------------------------------
S&P Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)               -22.10%          -15.81%          Since 2/28/01
----------------------------------------------------------------------------------------------------------------------
Conservative Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)                -1.34%           -0.45%          Since 2/28/01
----------------------------------------------------------------------------------------------------------------------

1The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate term bonds.
2The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3The Conservative Allocation Hybrid Benchmark Index is a blend of 35% S&P 500
 Composite Stock Price Index and 65% Lehman Intermediate U.S. Government/Credit Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 41 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  AGGRESSIVE              BALANCED           CONSERVATIVE
                                                  ALLOCATION            ALLOCATION             ALLOCATION
                                                        FUND                  FUND                   FUND
Maximum Total Sales Charge (Load)                      2.00%                 2.00%                  2.00%
    Maximum Sales Charge (Load) Imposed on
    Purchases (as percentage of offering
    price)                                             1.00%                 1.00%                  1.00%
----------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load)
    (as percentage of net asset value) 1               1.00%                 1.00%                  1.00%
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of offering
price) None None None
----------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount               None                  None                   None
redeemed, if applicable)
----------------------------------------------------------------------------------------------------------
Exchange Fee                                            None                  None                   None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                 0.25% 2             0.75%                  0.25% 2
----------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                0.65%               0.75%                   0.65%
----------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 3                          0.25%               0.25%                   0.25%
----------------------------------------------------------------------------------------------------------
   Other 4                                               0.22%               0.20%                   0.22%
----------------------------------------------------------------------------------------------------------
Total Other Expenses                                     0.47%               0.45%                   0.47%
----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                     1.37% 2             1.95%                   1.37% 2
----------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                        1.00% 5               N/A                   0.77% 5
----------------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses               2.37% 5               N/A                   2.14% 5
----------------------------------------------------------------------------------------------------------

1A contingent deferred sales charge is charged only with respect to Class H
 Shares redeemed prior to eighteen months from the date of purchase.
2The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

 FUND                           ADVISORY FEES        TOTAL EXPENSES
 Aggressive Allocation Fund         0.00%                1.74%
 Conservative Allocation Fund       0.00%                1.56%

 The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

 FUND                            ADVISORY FEES         TOTAL EXPENSES
 Aggressive Allocation Fund          0.00%                 1.12%
 Conservative Allocation Fund        0.00%                 1.12%

 These fee waivers are voluntary and may be revised or discontinued at any time.


3Certain financial institutions may provide administrative services to their customers who own Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the share class. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

4Other expenses for each Fund have been restated to reflect current expenses.

5Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.40% to 1.29% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest.

   The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:

                                         Aggressive             Conservative
                                       Allocation Fund        Allocation Fund
                                       ---------------        ---------------
      Large Cap Ultra Fund                   16.87%                  8.33%
      Large Cap Value Fund                   25.08%                 12.39%
      Small Cap Growth Fund                  18.74%                  9.25%
      Small Cap Value Fund                   18.87%                  9.31%
      Bond Fund                              19.92%                  0.00%
      Intermediate Bond Fund                  0.00%                 59.62%
      Money Market Fund                       0.51%                  1.11%

   The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

   Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) during the last fiscal year were:



      Aggressive Allocation Fund                                2.77%
      Conservative Allocation Fund                              2.37%




   Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:



      Aggressive Allocation Fund                                2.12%
      Conservative Allocation Fund                              1.89%



For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:



                                  1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                  ------     -------    -------    --------
AGGRESSIVE ALLOCATION FUND*
    Class H Shares 1                $440       $841    $1,368      $2,809
    Class H Shares 2                 341        841     1,368       2,809
------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
    Class H Shares 1                 391        694     1,121       2,310
    Class H Shares 2                 292        694     1,121       2,310
------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND*
    Class H Shares 1                 418        775     1,258       2,588
    Class H Shares 2                 318        775     1,258       2,588
------------------------------------------------------------------------------


* The examples for the Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.
1  If you sell your shares at the end of the period.
2  If you do not sell your shares at the end of the period.

ARMADA BOND FUND

FUND SUMMARY

INVESTMENT GOAL                       Current income as well as preservation of
                                      capital

PRINCIPAL INVESTMENT STRATEGY         Investing in a diversified portfolio of
                                      investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS                       Market risk, interest rate risk,
                                      prepayment/extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years.


Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Armada Bond Fund on that date.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
9.84%         -3.68%      17.13%     3.11%       9.12%       7.27%       -2.04%     7.30%       7.26%       9.71%

Best Quarter               4.44%           (9/30/02)
Worst Quarter             -1.44%           (6/30/99)


The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 3.46%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------------

CLASS A SHARES                            1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------
Armada Bond Fund

  Returns Before Taxes                     4.48%       4.79%        5.83%
  Returns After Taxes on Distributions     2.62%       2.52%        3.23%
  Returns After Taxes on Distributions
  and Sale of Fund Shares                  2.70%       2.66%        3.31%
------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1        10.25%       7.55%        8.49%
(reflects no deduction for fees,
expenses or taxes)
------------------------------------------------------------------------------
1The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

FUND FEES AND EXPENSES

See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA GNMA FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income as well as preservation of
                                       capital

PRINCIPAL INVESTMENT STRATEGY          Investing in mortgage-backed securities
                                       guaranteed by the Government National
                                       Mortgage Association (GNMA)

PRINCIPAL RISKS                        Market risk, prepayment/extension risk,
                                       interest rate risk, credit risk

On February 28, 2003, the Board of Trustees of Armada approved a Plan of Reorganization (the "Plan") that provides for the reorganization of the Armada GNMA Fund (the "Fund") into the Armada U.S. Government Income Fund. Pursuant to the Plan, the shareholders of the Fund will be asked to approve the transfer of all of the assets and liabilities of the Fund to the Armada U.S. Government Income Fund in exchange for a pro rata share of each corresponding class of shares of beneficial interest of the Armada U.S. Government Income Fund. A special meeting of shareholders of the Fund is scheduled for Fall 2003 to seek shareholder approval of the Plan. If the Plan is approved by shareholders, Armada expects to complete the reorganization on or around November 24, 2003.

PRINCIPAL INVESTMENT STRATEGIES

The Armada GNMA Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in mortgage-backed securities guaranteed by GNMA. GNMA securities are backed by the full faith and credit of the U.S. government. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in mortgage-backed securities guaranteed by GNMA, which is an agency of the U.S. government established to supervise and finance certain types of mortgages. In addition to mortgage-backed securities, the Fund may invest in other types of investment grade fixed income securities such as U.S. Treasury obligations, U.S. government agency obligations, asset-backed securities and commercial paper.

In buying and selling securities for the Fund, the Adviser assesses current and projected market conditions by considering a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors.


The Fund's dollar-weighted average portfolio maturity normally will be between three and ten years. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

PREPAYMENT/EXTENSION RISK. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS
1997          1998        1999       2000        2001        2002
9.03%         6.34%       0.56%      10.17%       6.85%      7.51%

Best Quarter               4.06%           (6/30/97)
Worst Quarter             -1.18%           (1/31/00)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 1.06%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN GNMA INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------------------------------------------
                                                                               SINCE           DATE OF
CLASS A SHARES                                        1 YEAR      5 YEARS    INCEPTION        INCEPTION
------------------------------------------------------------------------------------------------------------
Armada GNMA Fund                                                                                9/11/96

  Returns Before Taxes                                 2.43%       5.22%         6.22%

  Return After Taxes on Distributions                  0.46%       2.89%         3.74%

  Returns After Taxes on Distributions and Sale of
  Fund Shares                                          1.45%       2.98%         3.72%
------------------------------------------------------------------------------------------------------------
Lehman GNMA Index 1
(reflects no deduction for fees, expenses or taxes)    8.69%       7.33%         8.05%       Since 8/31/96
------------------------------------------------------------------------------------------------------------

1The Lehman GNMA Index tracks GNMA issues, including single family, mobile home, midgets and graduated payments components.

FUND FEES AND EXPENSES

See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                     High current income as well as preservation
                                    of capital

PRINCIPAL INVESTMENT STRATEGY       Investing in investment grade fixed income
                                    securities, while maintaining a dollar-
                                    weighted average maturity of between three and ten years

PRINCIPAL RISKS                     Market risk, interest rate risk, prepayment
                                    /extension risk, credit risk, foreign risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. Governmental obligations include securities issued by the U.S. government, its agencies and instrumentalities, as well as obligations of foreign governments. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.


Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995        1996        1997        1998       1999        2000        2001       2002
10.18%        -4.78%      15.39%      2.77%       6.67%       7.44%      -0.37%      6.52%       7.60%      9.67%

Best Quarter               5.33%           (6/30/95)
Worst Quarter             -3.34%           (3/31/94)



The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 3.67%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------

CLASS A SHARES                              1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Armada Intermediate Bond Fund

   Returns Before Taxes                      4.42%       5.08%        5.45%

   Returns After Taxes on Distributions      2.69%       2.87%        3.11%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                   2.66%       2.93%        3.40%
--------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                           9.84%        7.48%       7.08%
--------------------------------------------------------------------------------
1The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate-term bonds.

FUND FEES AND EXPENSES

See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT GOAL                      Current income as well as preservation
                                     of capital

PRINCIPAL INVESTMENT STRATEGY        Investing in investment grade fixed
                                     income securities, while maintaining a
                                     dollar-weighted average maturity of between one and five years

PRINCIPAL RISKS                      Market risk, interest rate risk, prepayment
                                     /extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains an average dollar-weighted portfolio maturity of between one and five years.


Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002
7.60%         5.18%       6.33%      6.58%       3.15%       4.39%       9.03%      5.09%

Best Quarter               3.59%            (3/31/01)
Worst Quarter             -0.34%           (12/31/00)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 1.75%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-----------------------------------------------------------------------------------------------------------
                                                                               SINCE         DATE OF
CLASS A SHARES                                      1 YEAR      5 YEARS      INCEPTION      INCEPTION
-----------------------------------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                                                              9/9/94

   Returns Before Taxes                              2.24%        5.05%         5.47%

   Returns After Taxes on Distributions              0.80%        2.88%         3.17%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                               1.35%        2.94%         3.21%
-----------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index 1
(reflects no deduction for fees, expenses or
taxes)                                               8.71%        6.61%         6.65%      Since 8/31/94
-----------------------------------------------------------------------------------------------------------

1 The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

FUND FEES AND EXPENSES

See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 ARMADA TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

INVESTMENT GOAL                       Current income as well as preservation of
                                      capital

PRINCIPAL INVESTMENT STRATEGY         Investing in investment grade fixed income
                                      securities, while maintaining an average dollar-weighted maturity of between four and twelve years

PRINCIPAL RISKS                       Market risk, credit risk, interest rate
                                      risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders.


The Fund normally maintains an average dollar-weighted maturity of between four and twelve years.


Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002
18.37%        2.86%       8.54%      8.68%       -3.21%      12.33%      7.01%      10.81%

Best Quarter               6.28%           (6/30/95)
Worst Quarter             -2.58%           (3/31/96)


The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 5.13%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-----------------------------------------------------------------------------------------------------------
                                                                                  SINCE        DATE OF
CLASS A SHARES                                        1 YEAR       5 YEARS      INCEPTION     INCEPTION
-----------------------------------------------------------------------------------------------------------
Armada Total Return Advantage Fund                                                              9/6/94

   Returns Before Taxes                                5.53%        5.94%         6.96%

   Returns After Taxes on Distributions                3.26%        3.56%         4.19%

   Returns After Taxes on Distributions and Sale
   of Fund Shares                                      3.48%        3.55%         4.16%
-----------------------------------------------------------------------------------------------------------
Lehman U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or
taxes)                                                 9.84%        7.48%         7.58%     Since 8/31/94
-----------------------------------------------------------------------------------------------------------

1The Lehman U.S. Government/Credit Bond Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.

FUND FEES AND EXPENSES

See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA ULTRA SHORT BOND FUND
         (FORMERLY KNOWN AS THE "ARMADA SHORT DURATION BOND FUND")

FUND SUMMARY

INVESTMENT GOAL                    High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY      Investing in high-quality fixed income
                                   securities with an average maturity of nine to fifteen months

PRINCIPAL RISKS                    Market risk, credit risk, interest rate risk,
                                   prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES

The Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell.

Due to its investment strategy, the Fund will buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not completed a full calendar year of investment operations as of December 31, 2002.

FUND FEES AND EXPENSES

See page 59 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA U.S. GOVERNMENT INCOME FUND

FUND SUMMARY

INVESTMENT GOAL                      Current income as well as preservation of
                                     capital

PRINCIPAL INVESTMENT STRATEGY        Investing in mortgage-related securities
                                     issued or guaranteed by the U.S. government

PRINCIPAL RISKS                      Market risk, interest rate risk, prepayment
                                     /extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Armada U.S. Government Income Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
7.41%         -0.70%      13.50%     4.54%       7.87%       6.83%       0.95%      10.00%      7.35%       7.92%

Best Quarter                3.88%           (6/30/95)
Worst Quarter              -1.13%           (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 1.30%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

----------------------------------------------------------------------------------------
CLASS A SHARES                                        1 YEAR       5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
Armada U.S. Government Income Fund

   Returns Before Taxes                                2.75%        5.54%       5.97%

   Returns After Taxes on Distributions                0.83%        3.23%       3.23%

   Returns After Taxes on Distributions and Sale
   of Fund Shares                                      1.65%        3.24%       3.33%
----------------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index 1
(reflects no deduction for fees, expenses or taxes)    8.69%        7.33%       7.08%
----------------------------------------------------------------------------------------

1The Lehman Mortgage-Backed Securities Index is a widely-recognized index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.

FUND FEES AND EXPENSES

See page 59 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                BOND FUND                 GNMA FUND              INTERMEDIATE
                                                                                                  BOND FUND
Maximum Total Sales Charge (Load)                     2.00%                    2.00%                    2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)                     1.00%                    1.00%                    1.00%
--------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value) 1                                    1.00%                    1.00%                    1.00%
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                        None                     None                     None
--------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)
                                                       None                     None                     None
--------------------------------------------------------------------------------------------------------------
Exchange Fee                                           None                     None                     None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                               0.55%                    0.55%                   0.55% 4
--------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                              0.75%                    0.75%                   0.75%
--------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 2                        0.25%                    0.25%                   0.25%
--------------------------------------------------------------------------------------------------------------
   Other                                               0.13% 3                  0.17% 3                 0.13%
--------------------------------------------------------------------------------------------------------------
Total Other Expenses                                   0.38%                    0.42%                   0.38%
--------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                     1.68%                    1.72%                   1.68% 4
--------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                       LIMITED MATURITY         TOTAL RETURN
                                           BOND FUND           ADVANTAGE FUND

Maximum Total Sales Charge (Load)           2.00%                   2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)           1.00%                   1.00%
------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)1                           1.00%                   1.00%
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                              None                    None
------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)
                                             None                    None
------------------------------------------------------------------------------
Exchange Fee                                 None                    None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 4                  0.45%                    0.55%
------------------------------------------------------------------------------
Distribution (12b-1) Fees                   0.75%                    0.75%
------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------
   Shareholder Servicing Fees 2             0.25%                    0.25%
------------------------------------------------------------------------------
   Other 3                                  0.14%                    0.14%
------------------------------------------------------------------------------
Total Other Expenses                        0.39%                    0.39%
------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 4                        1.59%                    1.69%
------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                       ULTRA SHORT BOND       U.S. GOVERNMENT
                                            FUND                INCOME FUND

Maximum Total Sales Charge (Load)           2.00%                   2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)           1.00%                   1.00%
------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value) 1                          1.00%                   1.00%
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                              None                    None
------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)              None                    None
------------------------------------------------------------------------------
Exchange Fee                                 None                    None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                    0.40%                   0.55%
------------------------------------------------------------------------------
Distribution (12b-1) Fees                   0.75%                   0.75%
------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------
   Shareholder Servicing Fees 2             0.25%                   0.25%
------------------------------------------------------------------------------
   Other 3                                  0.13% 5                 0.17%
------------------------------------------------------------------------------
Total Other Expenses                        0.38%                   0.42%
------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                          1.53% 4                 1.72%
------------------------------------------------------------------------------
1A contingent deferred sales charge is charged only with respect to Class H
 Shares redeemed prior to eighteen months from the date of purchase.
2Certain financial institutions may provide administrative services to their customers who own Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the share class. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
3Other Expenses for certain Funds have been restated to reflect current expenses.
4The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

FUND                             ADVISORY FEES         TOTAL EXPENSES
Intermediate Bond Fund               0.40%                  1.54%
Limited Maturity Bond Fund           0.35%                  1.50%
Total Return Advantage Fund          0.40%                     *
Ultra Short Bond Fund                0.10%                  0.00%


*Class H Shares of the Total Return Advantage Fund were not in operation during the last fiscal year.

   The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


FUND                             ADVISORY FEES         TOTAL EXPENSES
Intermediate Bond Fund               0.40%                  1.53%
Limited Maturity Bond Fund           0.35%                  1.49%
Total Return Advantage Fund          0.40%                  1.54%
Ultra Short Bond Fund                0.20%                  1.33%

  These fee waivers are voluntary and may be revised or discontinued at any time.



5Other Expenses for the Ultra Short Bond Fund are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                  1 YEAR     3 YEARS      5 YEARS    10 YEARS
                                  ------     -------      -------    --------
BOND FUND
    Class H Shares 1              $368         $624        $1,003      $2,067
    Class H Shares 2               268          624         1,003       2,067
-------------------------------------------------------------------------------
GNMA FUND
    Class H Shares 1               372          636         1,024       2,110
    Class H Shares 2               273          636         1,024       2,110
-------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
    Class H Shares 1               368          624         1,003       2,067
    Class H Shares 2               268          624         1,003       2,067
-------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
    Class H Shares 1               359          597           957       1,970
    Class H Shares 2               259          597           957       1.970
-------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
    Class H Shares 1               369          627         1,009       2,078
    Class H Shares 2               269          627         1,009       2,078
-------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
    Class H Shares 1               353          579           926       1,905
    Class H Shares 2               253          579           926       1,905
-------------------------------------------------------------------------------
U.S. GOVERNMENT INCOME FUND
    Class H Shares 1               372          636         1,024       2,110
    Class H Shares 2               273          636         1,024       2,110
-------------------------------------------------------------------------------
1If you sell your shares at the end of the period.
2If you do not sell your shares at the end of the period.

ARMADA MICHIGAN MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                    Current income exempt from federal income tax
                                   and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY      Investing in municipal obligations that
                                   pay interest that is exempt from federal and Michigan state income taxes

PRINCIPAL RISKS                    Market risk, interest rate risk, credit risk,
                                   single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Michigan Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund have not yet commenced operations. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Municipal Bond Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
9.67%         -3.00%      13.24%     2.84%       6.93%       4.76%       -1.60%     8.71%       4.38%       8.06%

Best Quarter                5.19%           (3/31/95)
Worst Quarter              -3.27%           (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 3.02%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------------

CLASS A SHARES                                              1 YEAR       5 YEARS       10 YEARS
----------------------------------------------------------------------------------------------------
Armada Michigan Municipal Bond Fund
   Returns Before Taxes                                       2.95%       3.79%         4.78%
   Returns After Taxes on Distributions                       2.90%       3.74%         4.70%
   Returns After Taxes on Distributions and Sale of
   Fund Shares                                                3.42%       3.83%         4.66%
----------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index1
(reflects no deduction for fees, expenses or taxes)          10.35%       6.07%         6.34%
----------------------------------------------------------------------------------------------------

1The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 70 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA NATIONAL TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income exempt from federal income
                                    tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY       Investing in municipal obligations that pay
                                    interest that is exempt from federal income tax

PRINCIPAL RISKS                     Market risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada National Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain a dollar-weighted average effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The performance of Class A Shares of the Armada National Tax Exempt Bond Fund for the period April 9, 1998 until June 22, 1998, when Class A Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class A Shares of the National Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the National Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the National Tax Exempt Bond Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the National Tax Exempt Bond Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the National Tax Exempt Bond Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the National Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
11.76%        -4.58%      14.05%     -1.07%      6.57%       5.85%       -0.91%     8.87%       4.48%       8.15%

Best Quarter               5.44%                    (3/31/95)
Worst Quarter             -4.13%                    (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 2.84%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN ONLY SINCE THE FUND COMMENCED INVESTMENT OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.





                                                                       SINCE
                                                                   COMMENCEMENT             DATE OF
                                                                   AS REGISTERED       COMMENCEMENT AS
CLASS A SHARES                  1 YEAR     5 YEARS    10 YEARS          FUND            REGISTERED FUND
--------------------------------------------------------------------------------------------------------
Armada National Tax Exempt
Bond Fund                                                                                   4/9/98

   Returns Before Taxes          3.02%     4.21% 1     4.65% 1         4.12%

   Returns After Taxes on

   Distributions                 3.02%      N/A 2       N/A 2          4.10%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                   3.29%      N/A 2       N/A 2          4.09%
--------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond
Index 3
(reflects no deduction for
fees, expenses or taxes)        10.35%     6.07%       6.34%           6.23%             Since 6/30/98
--------------------------------------------------------------------------------------------------------

1Performance for periods prior to the Fund's commencement as a registered mutual fund reflects performance of the predecessor common trust fund described above.
2After-tax returns for periods prior to commencement of operations as a registered mutual fund are not available.
3The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 70 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                       Current income exempt from federal income
                                      tax and, to the extent possible, Ohio
                                      personal income taxes, consistent with
                                      conservation of capital

PRINCIPAL INVESTMENT STRATEGY         Investing in municipal obligations that
                                      pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS                       Market risk, interest rate risk, credit
                                      risk, single state risk, non-
                                      diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
10.14%        -4.19%      13.37%     3.92%       7.35%       5.25%       -1.14%     8.67%       4.23%       8.53%

Best Quarter                5.04%           (3/31/95)
Worst Quarter              -4.89%           (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 2.76%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME

CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

---------------------------------------------------------------------------------------------------------

CLASS A SHARES                                                 1 YEAR       5 YEARS         10 YEARS
---------------------------------------------------------------------------------------------------------
Armada Ohio Tax Exempt Bond Fund

   Returns Before Taxes                                        5.27%         4.42%           5.17%

   Returns After Taxes on Distributions                        5.27%         4.41%           5.16%

   Returns After Taxes on Distributions and Sale of Fund
   Shares                                                      4.73%         4.37%           5.05%
---------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses or taxes)           10.35%         6.07%           6.34%
---------------------------------------------------------------------------------------------------------

1The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 71 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                    Current income exempt from both regular
                                   federal income tax and, to the extent
                                   possible, Pennsylvania personal income tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY      Investing in municipal obligations that
                                   pay interest that is exempt from federal income and Pennsylvania personal income taxes

PRINCIPAL RISKS                    Market risk, interest rate risk, credit risk,
                                   single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund have not yet commenced operations. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1997          1998        1999       2000        2001        2002
6.83%         5.62%       -1.05%     8.77%       4.20%       8.03%

Best Quarter               3.79%           (9/30/02)
Worst Quarter             -1.85%           (6/30/99)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 3.01%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES

FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-------------------------------------------------------------------------------------------------------
                                                                              SINCE      DATE OF
CLASS A SHARES                                  1 YEAR      5 YEARS         INCEPTION   INCEPTION
-------------------------------------------------------------------------------------------------------
Armada Pennsylvania Municipal Bond Fund                                                   9/11/96
   Returns Before Taxes                         4.79%        4.42%           5.04%
   Returns After Taxes on Distributions         4.79%        4.40%           5.01%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                          4.44%        4.38%           4.90%
-------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses
or taxes)                                      10.35%        6.07%           6.55%     Since 8/31/96
-------------------------------------------------------------------------------------------------------

1The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 71 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                        MICHIGAN MUNICIPAL BOND           NATIONAL TAX EXEMPT BOND
                                                FUND                                FUND
Maximum Total Sales Charge (Load)               2.00%                              2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)               1.00%                              1.00%
------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value) 1                              1.00%                              1.00%
------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                  None                               None
------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                  None                               None
------------------------------------------------------------------------------------------
Exchange Fee                                     None                               None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees 2                       0.55%                              0.55%
------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.75%                              0.75%
------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 3                  0.25%                              0.25%
------------------------------------------------------------------------------------------
   Other 4                                       0.14%                              0.14%
------------------------------------------------------------------------------------------
Total Other Expenses                             0.39%                              0.39%
------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 2                             1.69%                              1.69%
------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                          PENNSYLVANIA MUNICIPAL BOND
                                          OHIO TAX EXEMPT BOND FUND                 FUND
Maximum Total Sales Charge (Load)                2.00%                              2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)                1.00%                              1.00%
--------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value) 1                               1.00%                              1.00%
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                  None                               None
--------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                  None                               None
--------------------------------------------------------------------------------------------
Exchange Fee                                     None                               None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 2                       0.55%                              0.55%
--------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.75%                              0.75%
--------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 3                  0.25%                              0.25%
--------------------------------------------------------------------------------------------
   Other4                                        0.15%                              0.16%
--------------------------------------------------------------------------------------------
Total Other Expenses                             0.40%                              0.41%
--------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 2                             1.70%                              1.71%
--------------------------------------------------------------------------------------------

1A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.
2The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:



FUND                                   ADVISORY FEES         TOTAL EXPENSES
Michigan Municipal Bond Fund               0.40%                    *
National Tax Exempt Bond Fund              0.40%                  1.56%
Ohio Tax Exempt Bond Fund                  0.40%                  1.56%
Pennsylvania Municipal Bond Fund           0.40%                    *

*Class H Shares of the Michigan Municipal Bond Fund and Pennsylvania Municipal
   Bond Fund were not in operation during the last fiscal year.



   The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


FUND                                   ADVISORY FEES        TOTAL EXPENSES
Michigan Municipal Bond Fund               0.40%                 1.54%
National Tax Exempt Bond Fund              0.40%                 1.54%

Ohio Tax Exempt Bond Fund                  0.40%                 1.55%
Pennsylvania Municipal Bond Fund           0.40%                 1.56%


 These fee waivers are voluntary and may be revised or discontinued at any time.
3Certain financial institutions may provide administrative services to their customers who own Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the share class. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
4Other Expenses for each Fund have been restated to reflect current expenses.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                    1 YEAR       3 YEARS    5 YEARS     10 YEARS
                                    ------       -------    -------     --------
MICHIGAN MUNICIPAL BOND FUND
    Class H Shares 1                 $369         $627      $1,009       $2,078
    Class H Shares 2                  269          627       1,009        2,078
--------------------------------------------------------------------------------
NATIONAL TAX EXEMPT BOND FUND
    Class H Shares 1                  369          627       1,009        2,078
    Class H Shares 2                  269          627       1,009        2,078
--------------------------------------------------------------------------------
OHIO TAX EXEMPT BOND FUND
    Class H Shares 1                  370          630       1,014        2,089
    Class H Shares 2                  270          630       1,014        2,089
--------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
    Class H Shares 1                  371          633       1,019        2,099
    Class H Shares 2                  271          633       1,019        2,099
--------------------------------------------------------------------------------
1If you sell your shares at the end of the period.
2If you do not sell your shares at the end of the period.

ARMADA MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                   High current income consistent with stability
                                  of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY     Investing in a portfolio of high quality
                                  short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share


PRINCIPAL RISKS                   Interest rate risk, credit risk, counterparty
                                  risk, loss risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

LOSS RISK. Although the Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that the Fund will achieve this goal and it is possible that you may lose money by investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.


CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
2.64%         3.88%       5.61%      5.09%       5.22%       5.11%       4.76%      6.05%       3.66%       1.22%

Best Quarter               1.56%               (9/30/00)
Worst Quarter              0.25%              (12/31/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 0.32%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002.

    ----------------------------------------------------------------
    CLASS A SHARES               1 YEAR     5 YEARS    10 YEARS
    ----------------------------------------------------------------
    Armada Money Market Fund      1.22%      4.15%      4.31%
    ----------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                            MONEY MARKET FUND
                                                 CLASS H
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                                    None
--------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                 None
--------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                    None
--------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                    None
--------------------------------------------------------
Exchange Fee                                       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees1                         0.35%
--------------------------------------------------------
Distribution
(12b-1) Fees                                      0.75%
--------------------------------------------------------
Other Expenses:
--------------------------------------------------------
   Shareholder Servicing Fees 2                   0.25%
--------------------------------------------------------
   Other 3                                        0.12%
--------------------------------------------------------
Total Other Expenses                              0.37%
--------------------------------------------------------
Total Annual Fund 1
Operating Expenses                                1.47%
--------------------------------------------------------
1The Adviser waived a portion of its advisory fees for the Fund during the last fiscal year. After this fee waiver, the Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


FUND                            ADVISORY FEES           TOTAL EXPENSES
Money Market Fund                   0.25%                    0.95%


  The Adviser expects to continue waiving a portion of its advisory fees for the Fund during the current fiscal year. After this fee waiver, the Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

FUND                            ADVISORY FEES           TOTAL EXPENSES
Money Market Fund                   0.25%                    1.37%



  This fee waiver is voluntary and may be revised or discontinued at any time.


2Certain financial institutions may provide administrative services to their customers who own Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the share class. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
3Other Expenses for the Fund have been restated to reflect current expenses.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                         1 YEAR        3 YEARS       5 YEARS        10 YEARS
                         ------        -------       -------        --------
MONEY MARKET FUND
    Class H Shares        $150           $465           $803        $1,757

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest, (i.e., the Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). The following chart indicates the specific types of investments in which each Fund primarily invests.

                                                                                        High-
                                                      Fixed                            Yield                   Asset-    Mortgage-
                               Equity   Convertable   Income   Government Repurchase  Lower Rated  Municipal     Backed     Backed
                             Securities Securities  Securities Securities Agreements   Securities  Securities  Securities Securities
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ARMADA INTERNATIONAL EQUITY      X
FUND
------------------------------------------------------------------------------------------------------------------------------------
ARMADA LARGE CAP CORE EQUITY
FUND                             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA LARGE CAP  GROWTH FUND    X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA LARGE CAP ULTRA FUND      X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA LARGE CAP VALUE FUND      X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA MID CAP GROWTH FUND       X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA S&P 500 INDEX FUND        X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA SMALL CAP CORE FUND       X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA SMALL CAP GROWTH FUND     X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA SMALL CAP VALUE FUND      X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA SMALL /MID CAP VALUE
FUND                             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA TAX MANAGED EQUITY FUND   X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA AGGRESSIVE ALLOCATION     X                      X          X                                             X            X
FUND
------------------------------------------------------------------------------------------------------------------------------------
ARMADA BALANCED ALLOCATION FUND  X           X          X          X                                             X            X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA CONSERVATIVE ALLOCATION
FUND                             X                      X          X                                             X            X
------------------------------------------------------------------------------------------------------------------------------------




                                    Foriegn
                                  Securities
----------------------------------------------
ARMADA INTERNATIONAL EQUITY             X
FUND
----------------------------------------------
ARMADA LARGE CAP CORE EQUITY
FUND
----------------------------------------------
ARMADA LARGE CAP  GROWTH FUND
----------------------------------------------
ARMADA LARGE CAP ULTRA FUND
----------------------------------------------
ARMADA LARGE CAP VALUE FUND
----------------------------------------------
ARMADA MID CAP GROWTH FUND
----------------------------------------------
ARMADA S&P 500 INDEX FUND
----------------------------------------------
ARMADA SMALL CAP CORE FUND
----------------------------------------------
ARMADA SMALL CAP GROWTH FUND
----------------------------------------------
ARMADA SMALL CAP VALUE FUND
----------------------------------------------
ARMADA SMALL /MID CAP VALUE
FUND
----------------------------------------------
ARMADA TAX MANAGED EQUITY FUND
----------------------------------------------
ARMADA AGGRESSIVE ALLOCATION
FUND
----------------------------------------------
ARMADA BALANCED ALLOCATION FUND         X
----------------------------------------------
ARMADA CONSERVATIVE ALLOCATION
FUND
----------------------------------------------

                                                                                        High-
                                                      Fixed                            Yield                   Asset-    Mortgage-
                               Equity   Convertable   Income   Government Repurchase  Lower Rated  Municipal     Backed     Backed
                             Securities Securities  Securities Securities Agreements   Securities  Securities  Securities Securities
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ARMADA BOND FUND                                        X          X                                             X            X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA GNMA FUND                                        X          X                                             X            X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA INTERMEDIATE BOND FUND                           X          X                                             X            X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA LIMITED MATURITY BOND                            X          X                                             X            X
FUND
------------------------------------------------------------------------------------------------------------------------------------
ARMADA TOTAL RETURN ADVANTAGE
FUND                                                    X          X                     X                       X            X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA ULTRA SHORT BOND FUND                            X          X                                             X            X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA U.S. GOVERNMENT INCOME
FUND                                                    X          X                                             X            X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA MICHIGAN MUNICIPAL BOND                          X                                             X
FUND
------------------------------------------------------------------------------------------------------------------------------------
ARMADA NATIONAL TAX EXEMPT
BOND FUND                                               X                                             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA OHIO TAX EXEMPT BOND
FUND                                                    X                                             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA PENNSYLVANIA MUNICIPAL
BOND FUND                                               X                                             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA MONEY MARKET FUND                                X                     X
------------------------------------------------------------------------------------------------------------------------------------





                                   Foriegn
                                  Securities
---------------------------------------------
ARMADA BOND FUND
---------------------------------------------
ARMADA GNMA FUND
---------------------------------------------
ARMADA INTERMEDIATE BOND FUND          X
---------------------------------------------
ARMADA LIMITED MATURITY BOND
FUND
---------------------------------------------
ARMADA TOTAL RETURN ADVANTAGE
FUND
---------------------------------------------
ARMADA ULTRA SHORT BOND FUND
---------------------------------------------
ARMADA U.S. GOVERNMENT INCOME
FUND
---------------------------------------------
ARMADA MICHIGAN MUNICIPAL BOND
FUND
---------------------------------------------
ARMADA NATIONAL TAX EXEMPT
BOND FUND
---------------------------------------------
ARMADA OHIO TAX EXEMPT BOND
FUND
---------------------------------------------
ARMADA PENNSYLVANIA MUNICIPAL
BOND FUND
---------------------------------------------
ARMADA MONEY MARKET FUND
---------------------------------------------

EQUITY SECURITIES
Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:


o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.


MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.
o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.
o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund is offered for sale by and described in this prospectus.

MORE INFORMATION ABOUT FUND INVESTMENTS


The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. The Money Market Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.



Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The Equity Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Price Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.



Armada has obtained an order from the SEC that allows the non-money market Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                           EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
International Equity Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks of foreign
                                               companies
--------------------------------------------------------------------------------
Large  Cap Core Equity Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks
--------------------------------------------------------------------------------
Large Cap Growth Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks of large cap
                                               companies
--------------------------------------------------------------------------------
Large Cap Ultra Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               growth-oriented common stocks of
                                               large cap companies
--------------------------------------------------------------------------------
Large Cap Value Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               value-oriented common stocks of
                                               large cap companies
--------------------------------------------------------------------------------
Mid Cap Growth Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               growth-oriented common stocks of
                                               mid cap companies
--------------------------------------------------------------------------------
S&P 500 Index Fund
                                               Investors seeking returns similar
                                               to those of the S&P 500 Composite
                                               Stock Price Index who are willing
                                               to accept the risks of investing
                                               in a fund that invests primarily
                                               in common stocks
--------------------------------------------------------------------------------

FUND                                           MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
Small Cap Core Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks of small cap
                                               companies
--------------------------------------------------------------------------------
Small Cap Growth Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               growth-oriented common stocks of
                                               small cap companies
--------------------------------------------------------------------------------
Small  Cap Value Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               value-oriented common stocks of
                                               small cap companies
--------------------------------------------------------------------------------
Small/Mid Cap Value Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               value-oriented common stocks of
                                               small cap and mid cap companies
--------------------------------------------------------------------------------
Tax Managed Equity Fund
                                               Investors seeking capital
                                               appreciation who want to minimize
                                               the impact of taxes and who are
                                               willing to accept the risks of
                                               investing in a fund that invests
                                               primarily in common stocks

--------------------------------------------------------------------------------
                                           ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Aggressive Allocation Fund
                                               Investors seeking capital growth
                                               with the potential for above
                                               average total returns (as
                                               measured by the returns of the
                                               S&P 500 Composite Stock Price
                                               Index) who are willing to accept
                                               the risks of investing in a fund
                                               that may allocate a high
                                               percentage of its assets in
                                               Underlying Armada Funds that
                                               focus their investments in equity
                                               securities
--------------------------------------------------------------------------------
Balanced Allocation Fund
                                               Investors seeking broad
                                               diversification by asset class
                                               and style to manage risk and
                                               provide the potential for above
                                               average total returns (as
                                               measured by the returns of the
                                               S&P 500 Composite Stock Price
                                               Index and the Lehman U.S.
                                               Aggregate Bond Index)

FUND                                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------

Conservative Allocation Fund
                                               Investors seeking current income
                                               with the potential for above
                                               average total returns (as
                                               measured by the returns of the
                                               Lehman U.S. Aggregate Bond Index)
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               may allocate a high percentage of
                                               its assets in Underlying Armada
                                               Funds that focus their
                                               investments in fixed income
                                               securities

--------------------------------------------------------------------------------
                                             FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                                            MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------

Bond Fund

                                               Investors seeking current income
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in fixed income
                                               securities
--------------------------------------------------------------------------------
GNMA Fund

                                               Investors seeking current income
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in
                                               mortgage-backed securities
--------------------------------------------------------------------------------
Intermediate Bond Fund
                                               Investors seeking current income
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in intermediate
                                               term fixed income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund
                                               Investors seeking current income
                                               who are seeking to minimize share
                                               price volatility relative to our
                                               other fixed income funds and who
                                               are willing to accept the risks
                                               of investing in a fund that
                                               invests primarily in shorter term
                                               fixed income securities
--------------------------------------------------------------------------------
Total Return Advantage Fund
                                               Investors seeking total return
                                               with less share price volatility
                                               than a fund that invests
                                               primarily in equity securities
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in fixed income
                                               securities
--------------------------------------------------------------------------------
Ultra Short Bond Fund
                                               Investors seeking high current
                                               income but who desire the
                                               relative safety of investing in a
                                               fund that invests primarily in
                                               shorter term investment quality
                                               debt securities
--------------------------------------------------------------------------------
U.S. Government Income Fund
                                               Investors seeking current income
                                               who are interested in the lower
                                               credit risk associated with a
                                               fund that invests primarily in
                                               U.S. government fixed income
                                               securities

--------------------------------------------------------------------------------
                                            TAX-FREE BOND FUNDS
--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Michigan Municipal Bond Fund
                                               Investors seeking current income
                                               exempt from federal and Michigan
                                               income taxes who are willing to
                                               accept moderate share price
                                               volatility
--------------------------------------------------------------------------------
National Tax Exempt Bond Fund
                                               Investors seeking current income
                                               exempt from federal income tax
                                               who are willing to accept
                                               moderate share price volatility
--------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund
                                               Investors seeking current income
                                               exempt from federal and Ohio
                                               income taxes who are willing to
                                               accept moderate share price
                                               volatility
--------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund
                                               Investors seeking current income
                                               exempt from federal and
                                               Pennsylvania income taxes who are
                                               willing to accept moderate share
                                               price volatility

--------------------------------------------------------------------------------
                                           MONEY MARKET FUND
--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Money Market Fund
                                               Investors seeking high current
                                               income and reduced risk through a
                                               widely diversified money market
                                               portfolio
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2003, the Adviser had approximately $28 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended May 31, 2003.

--------------------------------------------------------------------------------------------------------------------
FUND NAME                                  MANAGEMENT TEAM                            ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
                                                                                         ENDED MAY 31, 2003
--------------------------------------------------------------------------------------------------------------------
International Equity Fund                  International Equity Investment                      1.15%
                                           Management Team
--------------------------------------------------------------------------------------------------------------------
                                           Core Equity Investment Management
Large Cap Core Equity Fund                 Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Large Cap Growth Fund                      Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Large Cap Ultra Fund                       Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Value Equity Investment Management
Large Cap Value Fund                       Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Mid Cap Growth Fund                        Team                                                 1.00%
--------------------------------------------------------------------------------------------------------------------
                                           Core Equity Investment Management
S&P 500 Index Fund                         Team                                                 0.20%
--------------------------------------------------------------------------------------------------------------------
                                           Core Equity Investment Management
Small Cap Core Fund                        Team                                                 1.00% 1
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Small Cap Growth Fund                      Team                                                 1.00%
--------------------------------------------------------------------------------------------------------------------
                                           Value Equity Investment Management
Small Cap Value Fund                       Team                                                 1.00%
--------------------------------------------------------------------------------------------------------------------
                                           Value Equity Investment Management
Small/Mid Cap Value Fund                   Team                                                 1.00%
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Tax Managed Equity Fund                    Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Asset Allocation Investment
Aggressive Allocation Fund                 Management Team                                      0.00%
--------------------------------------------------------------------------------------------------------------------
                                           Asset Allocation Investment
Balanced Allocation Fund                   Management Team                                      0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Asset Allocation Investment
Conservative Allocation Fund               Management Team                                      0.00%
--------------------------------------------------------------------------------------------------------------------
Bond Fund                                  Taxable Fixed Income Management Team                 0.55%
--------------------------------------------------------------------------------------------------------------------
GNMA Fund                                  Taxable Fixed Income Management Team                 0.55%
--------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                     Taxable Fixed Income Management Team                 0.40%
--------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                 Taxable Fixed Income Management Team                 0.35%
--------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                Taxable Fixed Income Management Team                 0.40%
--------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                      Taxable Fixed Income Management Team                 0.40% 1
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
FUND NAME                                  MANAGEMENT TEAM                            ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
                                                                                         ENDED MAY 31, 2003
--------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund                Taxable Fixed Income Management Team                 0.55%
--------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund               Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
National Tax Exempt Bond Fund              Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund                  Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund           Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
Money Market Fund                          Taxable Money Market Management Team                 0.25%
--------------------------------------------------------------------------------------------------------------------

1The Small Cap Core Fund was not in operation during the last fiscal year. The
 Small/Mid Cap Value Fund and Ultra Short Bond Fund were in operation during only a portion of the last fiscal year. The fees shown represent the contractual advisory fee rates that each of these Funds is obligated to pay the Adviser.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class H Shares of the Funds.

         CLASS H SHARES


     o A 1.00% FRONT-END SALES CHARGE

     o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

     o 12B-1 FEES UP TO 0.75% OF NET ASSETS

     o $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

     o $1 MILLION MAXIMUM INVESTMENT

     o DOES NOT CONVERT TO ANY OTHER SHARE CLASS

     o $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

CLASS H SHARES ARE FOR INDIVIDUALS, CORPORATE INVESTORS AND RETIREMENT PLANS.

For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" below. For information on how to open an account and set up procedures for placing transactions, call 1-800-622-FUND (3863).

Class H Shares of the Armada Money Market Fund are available only via an exchange from Class H Shares of another Fund of Armada.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

The Adviser will monitor each Fund's asset size and, subject to approval by Armada's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE FUND SHARES

HOW TO PURCHASE FUND SHARES

                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
INTERNET
WWW.ARMADAFUNDS.COM
                                  Visit our site and click on "Open an           You may place your purchase order on our Web Site
                                  Account Online." Or log on to our on line      using your established banking instructions for
                                  Forms Center to print or complete an           payment. To authorize this service, please complete
                                  application on line. Mail the application      an Account Change Form or call 1-800-622-FUND
                                  to the address below. Unless you               (3863).
                                  arrange to pay by wire or ACH, write your
                                  check, payable in U.S. dollars, to
                                  "Armada Funds (Fund name)." Armada cannot
                                  accept third-party checks, starter
                                  checks, credit cards, credit card checks,
                                  cash or cash equivalents (i.e., cashier's
                                  check, bank draft, money order or
                                  travelers' check).

TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an   Call our Investor Services Line to purchase
                                  application.                                   additional shares. To authorize this
                                                                                 service, please complete an Account Change
                                                                                 Form or call 1-800-622-FUND (3863).

MAIL                              Complete an application and mail it along      Make your check payable to "Armada Funds
                                  with a check payable, in U.S. dollars, to      (Fund Name)."  Please include your account
                                  "Armada Funds (Fund Name)."                    number on your check and mail it to the
                                           Armada Funds                          address at the left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:

                                           Boston Financial Data Services
                                           Attn: Armada Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                  Armada cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

AUTOMATED CLEARING HOUSE ("ACH")
                                  Complete "Bank, Wire & Electronic Funds        A Planned Investment Program can be
                                  Transfer Instructions" section of the          set up to automatically purchase shares on
                                  application to have funds directly             designated dates during the month.
                                  transferred from a bank account. A             Please  see "Planned Investment Program" below.
                                  primary and secondary account may be
                                  established. Please note all electronic
                                  transfers will be on the primary account
                                  unless notified otherwise. Any changes in
                                  these instructions must be made in
                                  writing to Armada Funds with a signature
                                  guarantee.

PLANNED INVESTMENT PROGRAM

                                  With a $50 minimum initial investment and if   With current account information on your
                                  you have a checking or savings account with a  account, participation in the program can
                                  bank, you may purchase Class H                 be arranged via the Internet or by calling
                                  Shares automatically through regular           1-800-622-FUND (3863).
                                  deductions from your account in amounts of at
                                  least $50 per month per account.

                                  You may arrange for participation in this      For existing accounts, without account
                                  program when a new account is established.     information, participation can be arranged
                                                                                 by completing an Account Change Form with
                                                                                 banking information.  This form must
                                                                                 include a signature guarantee by a bank or
                                                                                 other financial institution.

WIRE                              To purchase shares by wire, call               Call 1-800-622-FUND (3863) prior to sending
                                  1-800-622-FUND (3863) to set up your account   the wire in order to obtain a confirmation
                                  to accommodate wire transactions and to        number and to ensure prompt and accurate
                                  receive a wire control number to be included   handling of funds.  Ask your bank to
                                  in the body of the wire. Ask your bank to      transmit immediately available funds by
                                  transmit immediately available funds by wire   wire as described at the left.  Please
                                  in the amount of your purchase to:             include your account number.
                                  State Street Bank and Trust Company
                                  ABA # 011000028                                Armada and its transfer agent are not
                                  Account 99052755 Credit Armada Funds           responsible for the consequences of delays
                                  (Account Registration)                         resulting from the banking or Federal
                                  (Account Number)                               Reserve Wire system, or from incomplete
                                  (Wire Control Number)                          wiring instructions.


                                  Note: Your bank may charge you a fee for this service.

                                  Armada and its transfer agent are not
                                  responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please      Contact your financial consultant. Please
                                  note, your financial consultant or             note, your financial consultant or
                                  institution may charge a fee for its services. institution may charge a fee for its services.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your financial intermediary is responsible for transmitting all purchase and sales requests, investment information, documentation and money to Armada on time. Armada may authorize certain financial intermediaries to accept, on behalf of Armada, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Armada within the time period agreed upon.


GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.


The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order plus the applicable front-end sales charge. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time for each Fund except the Money Market Fund. For the Money Market Fund, purchase orders must be submitted to the transfer agent before 3:30 p.m. Eastern time in order to receive the current Business Day's NAV.


With respect to the Money Market Fund, to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and immediately available funds before 3:30 p.m. Eastern time that day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, each Fund other than the Money Market Fund generally values its investment portfolio at market price. If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Money Market Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.


Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.


SALES CHARGES

FRONT-END SALES CHARGES - CLASS H SHARES

The offering price of Class H Shares is the NAV next calculated after a Fund receives your request, plus the 1.00% front-end sales load. The front-end sales load does not apply to purchases of the Money Market Fund.

REPURCHASE OF CLASS H SHARES


You may repurchase any amount of Class H Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class H Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Armada must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY ARMADA WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.

CONTINGENT DEFERRED SALES CHARGES -
         CLASS H SHARES

Class H Shares of the Armada Money Market Fund are available only through an exchange from a non-money market Fund offered by Armada. You do not pay a sales charge when you purchase Class H Shares of the Armada Money Market Fund in an exchange. But if you sell your Class H Shares of any Armada Fund within 18 months after your purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of Class H Shares for Class H Shares of another Armada Fund. There is no conversion feature for Class H Shares.

When an investor redeems Class H Shares, they are redeemed first from those Class H Shares that are not subject to the deferred sales load (i.e., Class H Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class H Shares for the following reasons:

o      redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o      redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o      return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;

o      exchanges of Class H Shares for Class H Shares of another Armada Fund;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class H Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Armada Fund to a non-Armada Fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class H Shares. When you buy Class H Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ARMADAFUNDS.COM

The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).


TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 89 "How to Purchase Fund Shares").



SYSTEMATIC WITHDRAWAL PLAN

If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class H Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution to redeem your shares. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Armada.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).



The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less, in the case of Class H Shares, any applicable deferred sales charge. See "Contingent Deferred Sales Charges -Class H Shares" on page 120 for information concerning the application of contingent deferred sales charges.



Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your check or ACH transmission has cleared (which may take up to 15 days from your date of purchase). If you recently changed your address, you will not be able to redeem your shares within 10 days after the change without a signature guarantee.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or



(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.



HOW TO EXCHANGE YOUR SHARES

You may exchange Class H Shares of a Fund for Class H Shares of another Armada Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.

Class H Shares of the Armada Money Market Fund are available as part of your initial investment if participating in a Systematic Exchange Program (please see below). Class H Shares of the Armada Money Market Fund are also available via an exchange from Class H Shares of another Armada Fund.

INTERNET
WWW.ARMADAFUNDS.COM

You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE

1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM


You may exchange Class H Shares of the Armada Money Market Fund for Class H Shares of another Armada Fund automatically, at periodic intervals. If you would like to enter a program concerning Class H Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421

For overnight delivery mail to:

         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months.

Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges.

Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CLASS H SHARES

You may exchange Class H Shares of any Armada Fund for Class H Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.

SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO H SHARES

If you would like to enter a systematic exchange program concerning Class H Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at WWW.ARMADAFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted separate distribution plans with respect to Class H Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class H Shares, as a percentage of average daily net assets, are as follows: (i) 0.65% with respect to the Aggressive Allocation and Conservative Allocation Funds; and (ii) 0.75% with respect to each other Fund.



Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class H Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class H Shares for these shareholder services.



The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:

         Armada International Equity Fund
         Armada Small Cap Growth Fund
         Armada Small Cap Value Fund
         Armada Small/Mid Cap Value Fund

The following Funds distribute income quarterly:

         Armada Large Cap Core Equity Fund
         Armada Large Cap Growth Fund
         Armada Large Cap Ultra Fund
         Armada Large Cap Value Fund
         Armada Mid Cap Growth Fund
         Armada S&P 500 Index Fund
         Armada Small Cap Core Fund
         Armada Tax Managed Equity Fund
         Armada Aggressive Allocation Fund
         Armada Balanced Allocation Fund

The following Funds distribute income monthly:

         Armada Conservative Allocation Fund
         Armada Bond Fund Armada GNMA Fund
         Armada Intermediate Bond Fund
         Armada Limited Maturity Bond Fund
         Armada Total Return Advantage Fund

         Armada Ultra Short Bond Fund
         Armada U.S. Government Income Fund
         Armada Michigan Municipal Bond Fund
         Armada National Tax Exempt Bond Fund
         Armada Ohio Tax Exempt Bond Fund
         Armada Pennsylvania Municipal Bond Fund

The Armada Money Market Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Certain other distributions paid by the Funds to individual shareholders may also be taxable to you as long-term capital gain, subject to certain requirements. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividends are taxed at a maximum rate of 15%. Fund distributions (other than exempt-interest dividends discussed below) attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Michigan Municipal Bond Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, and Armada Pennsylvania Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be attributable to "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. The Armada Ohio Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Pennsylvania Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class H Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.



The financial highlights have been audited by Ernst & Young LLP, independent auditors, whose reports, along with each Fund's financial statements, are included in the annual report dated May 31, 2003 and are incorporated by reference into the Statement of Additional Information.



No financial highlights are presented for the Small Cap Core Fund because the Fund was not in operation during the last fiscal year.

No financial highlights are presented for Class H Shares of the Small/Mid Cap Value, Ultra Short Bond, Michigan Municipal Bond and Pennsylvania Municipal Bond Funds because Class H Shares of the Funds had not yet commenced operations as of May 31, 2003.



You can obtain the Funds' annual reports, which contain more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                         Realized                                                        Ratio of
                       Net                 and               Distributions                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/  (Losses) on   Investment  Capital     End of   Total    End of      Net        to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets

INTERNATIONAL EQUITY FUND
CLASS H
2003                  $9.46    $0.02 1   $(1.72)     $(0.01)     $(0.00)     $7.75   (17.98)%    $76       2.34%         0.10%
2002 2                 9.34     0.04 1     0.08       (0.00)      (0.00)      9.46     1.28        6       2.14          3.04

LARGE CAP CORE EQUITY FUND
CLASS H
2003                 $10.49    $0.02 1   $(1.27)     $(0.03)     $(0.00)     $9.21   (11.78)%   $128       1.92%         0.12%
2002 3                10.68    $0.00 1    (0.19)      (0.00)      (0.00)     10.49    (1.78)       7       1.94          0.11

LARGE CAP GROWTH FUND
CLASS H
2003                 $18.82   $(0.09) 1  $(2.33)     $(0.00)     $(0.00)    $16.40   (12.86)%    $68       1.88%        (0.61)%
2002 4                19.74    (0.06) 1   (0.86)      (0.00)      (0.00)     18.82    (4.66)      25       1.88         (0.93)

LARGE CAP ULTRA FUND
CLASS H
2003                  $8.74   $(0.07) 1  $(1.13)     $(0.00)     $(0.00)     $7.54   (13.85)%    $16       1.99%        (1.03)%
2002 5                 9.41    (0.01) 1   (0.66)      (0.00)      (0.00)      8.74    (7.12)      10       1.88         (0.87)

LARGE CAP VALUE FUND
CLASS H
2003                 $15.69    $0.10 1   $(1.76)     $(0.10)     $(0.03)    $13.90   (10.49)%   $104       1.89%         0.66%
2002 6                15.08     0.02 1     0.61       (0.02)      (0.00)     15.69     4.18       17       1.84          0.43

MID CAP GROWTH FUND
CLASS H
2003 7                $4.02   $(0.06) 1   $0.63      $(0.00)     $(0.00)     $4.59    14.18%     $31       2.26%        (1.88)%


                                Ratio of Net
                                 Investment
                                  Income/
                     Ratio of    (Loss) to
                    Expenses to    Average
                    Average Net  Net Assets
                       Assets      (Before   Portfolio
                    (Before Fee      Fee     Turnover
                      Waivers)     Waivers)    Rate

INTERNATIONAL EQUITY FUND
CLASS H
2003                   2.34%        0.10%      90%
2002 2                 2.14         3.04       63

LARGE CAP CORE EQUITY FUND
CLASS H
2003                   1.92%        0.12%      68%
2002 3                 1.94         0.11       112

LARGE CAP GROWTH FUND
CLASS H
2003                   1.88%       (0.61)%     65%
2002 4                 1.88        (0.93)      52

LARGE CAP ULTRA FUND
CLASS H
2003                   1.99%       (1.03)%     57%
2002 5                 1.88        (0.87)      50

LARGE CAP VALUE FUND
CLASS H
2003                   1.89%        0.66%      34%
2002 6                 1.84         0.43       39

MID CAP GROWTH FUND
CLASS H
2003 7                 2.26%       (1.88)%     66%

+   Total return is for the period indicated and has not been annualized.
    Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) International Equity Fund Class H commenced operations on April 8, 2002. All ratios for the period have been annualized.
(3) Large Cap Core Equity Fund Class H commenced operations on May 1, 2002. All ratios for the period have been annualized.
(4) Large Cap Growth Fund Class H commenced operations on February 5, 2002. All ratios for period have been annualized.
(5) Large Cap Ultra Fund Class H commenced operations on April 9, 2002. All ratios for the period have been annualized.
(6) Large Cap Value Fund Class H commenced operations February
    5, 2002. All ratios for the period have been annualized.
(7) Mid Cap Growth Fund Class H commenced operations on August 13, 2002. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated



                                         Realized                                                        Ratio of
                       Net                 and               Distributions                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/  (Losses) on   Investment  Capital     End of   Total    End of      Net        to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
S&P 500 INDEX FUND
CLASS H
2003                  $9.13    $0.03 1   $(0.89)     $(0.04)     $(0.00)     $8.23    (9.44)%    $48       1.35%         0.43%
2002 2                 9.51     0.01 1    (0.37)      (0.02)      (0.00)      9.13     (3.83)     57       1.27          0.21

SMALL CAP GROWTH FUND
CLASS H
2003                  $8.81   $(0.13) 1  $(1.35)     $(0.00)     $(0.00)     $7.33   (16.80)%    $43       2.25%        (1.88)%
2002 3                 9.51    (0.03) 1   (0.67)      (0.00)      (0.00)      8.81    (7.36)       7       2.19         (1.89)

SMALL CAP VALUE FUND
CLASS H
2003                 $19.66   $(0.08) 1  $(2.08)     $(0.01)     $(0.84)    $16.65   (10.51)%   $923       2.16%        (0.48)%
2002 4                17.84    (0.05) 1    1.87       (0.00)      (0.00)     19.66    10.20      412       2.12         (0.86)

TAX MANAGED EQUITY FUND
CLASS H
2003                 $10.79   $(0.01) 1  $(1.58)     $(0.01)     $(0.09)     $9.10  (14.80)%     $99       1.91%        (0.13)%
2002 5                11.34    (0.01) 1   (0.54)      (0.00)      (0.00)     10.79   (4.85)%      26       1.87         (0.46)


                                Ratio of Net
                                 Investment
                                  Income/
                     Ratio of    (Loss) to
                    Expenses to    Average
                    Average Net  Net Assets
                       Assets      (Before   Portfolio
                    (Before Fee      Fee     Turnover
                      Waivers)     Waivers)    Rate
S&P 500 INDEX FUND
CLASS H
2003                    1.50%       0.28%        7%
2002 2                  1.42        0.06         4

SMALL CAP GROWTH FUND
CLASS H
2003                    2.25%      (1.88)%     119%
2002 3                  2.19       (1.89)      122

SMALL CAP VALUE FUND
CLASS H
2003                    2.16%      (0.48)%     127%
2002 4                  2.12       (0.86)      106

TAX MANAGED EQUITY FUND
CLASS H
2003                    1.91%      (0.13)%       0%
2002 5                  1.87       (0.46)        0

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1)Per share data calculated using average shares outstanding method.
(2)S&P 500 Index Fund Class H commenced operations on February 25, 2002. All ratios for the period have been annualized.
(3)Small Cap Growth Fund Class H commenced operations on April 1, 2002. All ratios for the period have been annualized.
(4)Small Cap Value Fund Class H commenced operations on February 5, 2002. All ratios for the period have been annualized.
(5)Tax Managed Equity Fund Class H commenced operations on April 12, 2002. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                         Realized                                                        Ratio of
                       Net                 and               Distributions                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/  (Losses) on   Investment  Capital     End of   Total    End of      Net        to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
AGGRESSIVE ALLOCATION FUND
CLASS H
2003                  $9.04   $(0.05) 1  $(0.80)     $(0.05) 5   $(0.00)     $8.14    (9.34)%   $603       1.74%        (0.63)%
2002 2                 9.01    (0.06) 1    0.09       (0.00)      (0.00)      9.04     0.33%     514       3.78         (2.54)

BALANCED ALLOCATION FUND
CLASS H
2003                  $8.99    $0.06 1   $(0.55)     $(0.08)     $(0.00)     $8.42    (5.41)%   $764       2.05%         0.67%
2002 3                 8.98     0.03 1     0.02       (0.04)      (0.00)      8.99     0.56      338       2.02          1.17

CONSERVATIVE ALLOCATION FUND
CLASS H
2003                  $9.65    $0.08 1   $(0.06)     $(0.12) 6   $(0.00)     $9.55     0.26%    $839       1.56%         0.97%
2002 4                 9.59    (0.01) 1    0.08       (0.01)      (0.00)      9.65     0.77      360       3.46         (0.33)



                                Ratio of Net
                                 Investment
                                  Income/
                     Ratio of    (Loss) to
                    Expenses to    Average
                    Average Net  Net Assets
                       Assets      (Before   Portfolio
                    (Before Fee      Fee     Turnover
                      Waivers)     Waivers)    Rate
AGGRESSIVE ALLOCATION FUND
CLASS H
2003                   1.99%       (0.88)%     78%
2002 2                 4.04        (2.80)      40

BALANCED ALLOCATION FUND
CLASS H
2003                   2.05%        0.67%     171%
2002 3                 2.02         1.17      106

CONSERVATIVE ALLOCATION FUND
CLASS H
2003                   1.81%        0.72%      38%
2002 4                 3.72        (0.59)      27

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1)Per share data calculated using average shares outstanding method.
(2)The Aggressive Allocation Fund Class H commenced operations on February 20, 2002. All ratios for the period have been annualized.
(3)The Balanced Allocation Fund Class H commenced operations on February 5, 2002. All ratios for the period have been annualized.
(4)The Conservative Allocation Fund Class H commenced operations on February 6, 2002. All ratios for the period have been annualized.
(5)Includes a tax return of capital of $(0.05) for Class H for the Aggressive Allocation Fund.
(6)Includes a tax return of capital of $(0.01) for Class H for the Conservative Allocation Fund.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated


                                         Realized                                                        Ratio of
                       Net                 and               Distributions                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/  (Losses) on   Investment  Capital     End of   Total    End of      Net        to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
BOND FUND
CLASS H
2003                  $9.86    $0.38 1    $0.56      $(0.36)     $(0.00)    $10.44     9.71%    $103       1.67%         3.77%
2002 2                 9.81     0.04 1     0.04       (0.03)      (0.00)      9.86     0.86        5       1.62          5.62

GNMA FUND
CLASS H
2003                 $10.38    $0.37 1    $0.09      $(0.41)     $(0.00)    $10.43     4.50%    $395       1.73%         3.54%
2002 3                10.31    $0.06 1     0.06       (0.05)      (0.00)     10.38     1.17       15       1.74          4.14

INTERMEDIATE BOND FUND
CLASS H
2003                 $10.44    $0.33 1    $0.69      $(0.33)     $(0.00)    $11.13     9.93%    $221       1.54%         3.05%
2002 4                10.36     0.05 1     0.08       (0.05)      (0.00)     10.44     1.27       39       1.54          4.16

LIMITED MATURITY BOND FUND
CLASS H
2003                 $10.00    $0.19 1    $0.25      $(0.24)     $(0.00)    $10.20     4.48%  $1,051       1.50%         2.21%
2002 5                10.03     0.11 1    (0.03)      (0.11)      (0.00)     10.00     0.79      174       1.48          3.39

TOTAL RETURN ADVANTAGE FUND
CLASS H
2003 6               $10.67    $0.15 1    $0.36      $(0.15)     $(0.00)    $11.03     4.78%     $50       1.54%         3.50%

U.S. GOVERNMENT INCOME FUND
CLASS H
2003                  $9.43    $0.30 1    $0.19      $(0.36)     $(0.00)     $9.56     5.27%    $427       1.73%         3.13%
2002 7                 9.39     0.15 1     0.01       (0.12)      (0.00)      9.43     1.73       22       1.69          4.40




                                Ratio of Net
                                 Investment
                                  Income/
                     Ratio of    (Loss) to
                    Expenses to    Average
                    Average Net  Net Assets
                       Assets      (Before   Portfolio
                    (Before Fee      Fee     Turnover
                      Waivers)     Waivers)    Rate
BOND FUND
CLASS H
2003                    1.67%        3.77%     213% 8
2002 2                  1.62         5.62       98

GNMA FUND
CLASS H
2003                    1.73%        3.54%      89%
2002 3                  1.74         4.14       46

INTERMEDIATE BOND FUND
CLASS H
2003                    1.69%        2.90%     129%
2002 4                  1.70         4.00      141

LIMITED MATURITY BOND FUND
CLASS H
2003                    1.60%        2.11%     117%
2002 5                  1.58         3.29      110

TOTAL RETURN ADVANTAGE FUND
CLASS H
2003 6                  1.69%        3.35%     108%


U.S. GOVERNMENT INCOME FUND
CLASS H
2003                    1.73%        3.13%     364% 8
2002 7                  1.69         4.40      219


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1)Per share data calculated using average shares outstanding method.
(2)The Bond Fund Class H commenced operations on April 30, 2002. All ratios for the period have been annualized.
(3)GNMA Fund Class H commenced operations on April 19, 2002. All ratios for the period have been annualized.
(4)Intermediate Bond Fund Class H commenced operations on April 18, 2002. All ratios for the period have been annualized.
(5)Limited Maturity Bond Fund Class H commenced operations on February 5, 2002. All ratios for the period have been annualized.
(6)Total Return Advantage Fund Class H commenced operations on December 30, 2002. All ratios for the period have been annualized.
(7)U.S. Government Income Fund Class H commenced operations on February 5, 2002. All ratios for the period have been annualized.
(8)Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                         Realized                                                        Ratio of
                       Net                 and               Distributions                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/  (Losses) on   Investment  Capital     End of   Total    End of      Net        to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
NATIONAL TAX EXEMPT BOND FUND
CLASS H
2003 2               $10.33    $0.15 1    $0.27      $(0.15)     $(0.00)    $10.60     3.96%      $5       1.56%         2.96%

OHIO TAX EXEMPT BOND FUND
CLASS H
2003                 $11.15    $0.33 1    $0.49      $(0.33)     $(0.00)    $11.64     7.47%    $147       1.56%         2.89%
2002 3,4              10.95     0.06 1     0.20       (0.06)      (0.00)     11.15     2.35       30       1.59          3.16

MONEY MARKET FUND
CLASS H
2003                  $1.00    $0.01 +      ---      $(0.01)        ---      $1.00     0.60%     $82       0.95%         0.64%
2002 5                 1.00     0.00 *+     ---       (0.00) *      ---       1.00     0.05       90       1.38          0.59



                                Ratio of Net
                                 Investment
                                  Income/
                     Ratio of    (Loss) to
                    Expenses to    Average
                    Average Net  Net Assets
                       Assets      (Before   Portfolio
                    (Before Fee      Fee     Turnover
                      Waivers)     Waivers)    Rate
NATIONAL TAX EXEMPT BOND FUND
CLASS H
2003 2                 1.71%        2.81%      11%

OHIO TAX EXEMPT BOND FUND
CLASS H
2003                   1.71%        2.74%       6%
2002 3,4               1.74         3.01       19

MONEY MARKET FUND
CLASS H
2003                   1.46%        0.13%     ---
2002 5                 1.48         0.49      ---


*  Amount represents less than 0.01 per share.
+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
(1)Per share data calculated using average shares outstanding method.
(2)National Tax Exempt Bond Fund Class H commenced operations on December 16, 2002. All ratios for the period have been annualized.
(3)Ohio Tax Exempt Bond Fund Class H commenced operations on April 1, 2002. All ratios for the period have been annualized.
(4)In accordance with the implementation of new accounting standards, the National Tax Exempt Bond Fund and Ohio Tax Exempt Bond Fund were required to record a cumulative effect adjustment of $103,395 and $36,769, respectively, to reflect the accretion of market discounts that were not previously recorded. The cumulative adjustments were reclassified between net investment income and net unrealized appreciation of securities and therefore did not impact total net assets or the net asset value per share of the Funds. The effect of this change for the year ended May 31, 2002 was to increase (decrease) net investment income by $128,647 and $(26,247), respectively.
(5)Money Market Fund Class H commenced operations on April 11, 2002. All ratios for the period have been annualized.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Commercial Metals Company
Strategic Distribution, Inc.


HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
   National City Corporation
Chairman and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN G. BREEN
Retired Chairman and CEO,
   The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy


RICHARD W. FURST
Garvice D. Kincaid Professor of Finance and
    Dean Emeritus, Gatton College of Business and
    Economics, University of Kentucky


GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation

KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
   Edward Howard & Co.

J. WILLIAM PULLEN
President and Chief Executive Officer,
   Whayne Supply Company



 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.


                                                    [Sailboat Logo]
                                                    Armada(R) Funds
                                                    www.armadafunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

[Sailboat Logo]
Armada(R)
    Funds

www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                               MONEY MARKET FUNDS
                           A, B AND C SHARES (RETAIL)

                                 OCTOBER 1, 2003

                          GOVERNMENT MONEY MARKET FUND
                                MONEY MARKET FUND
                        OHIO MUNICIPAL MONEY MARKET FUND
                    PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                          TAX EXEMPT MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND
                         TREASURY PLUS MONEY MARKET FUND


  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.


                                 [SAILBOAT LOGO]
                                    ARMADA(R)
                                      FUNDS
                               WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class A, Class B and Class C Shares of the Armada money market funds before investing. Armada also offers Class A, Class B and Class C Shares of equity, fixed income, asset allocation and tax free bond funds in a separate prospectus. To obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

                                                                            PAGE


ARMADA GOVERNMENT MONEY MARKET FUND...........................................2
ARMADA MONEY MARKET FUND......................................................5
ARMADA OHIO MUNICIPAL MONEY MARKET FUND.......................................8
ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND.............................11
ARMADA TAX EXEMPT MONEY MARKET FUND..........................................14
ARMADA TREASURY MONEY MARKET FUND............................................18
ARMADA TREASURY PLUS MONEY MARKET FUND.......................................20
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.......................27
MORE INFORMATION ABOUT FUND INVESTMENTS......................................28
INVESTOR PROFILES............................................................29
INVESTMENT ADVISER AND INVESTMENT TEAMS......................................30
PURCHASING, SELLING AND EXCHANGING FUND SHARES...............................30
DISTRIBUTION OF FUND SHARES..................................................43
DIVIDENDS AND TAXES..........................................................43
FINANCIAL HIGHLIGHTS.........................................................46

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this goal and it is possible that you may lose money by investing in a Fund.

ARMADA GOVERNMENT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                 High current income consistent with stability of
                                principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY   Investing in a portfolio of high quality
                                short-term debt securities issued by the U.S.
                                government, its agencies and instrumentalities and repurchase agreements related to such securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                 Interest rate risk, credit risk, counterparty
                                risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Government Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements collateralized by such securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. U.S. government securities include direct obligations of the U.S. Treasury, and obligations of certain agencies such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
2.63%  3.81%  5.53%  5.04%  5.14%  4.98%  4.66%  5.94%  3.64%  1.21%

Best Quarter               1.53%            (12/31/00)
Worst Quarter              0.23%            (12/31/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 0.30%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002.

-------------------------------------------------------------------------
CLASS A SHARES                1 YEAR           5 YEARS         10 YEARS
-------------------------------------------------------------------------
Armada Government Money
Market Fund                    1.21%            4.07%            4.25%
-------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                 High current income consistent with stability of
                                principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY   Investing in a portfolio of high quality
                                short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                 Interest rate risk, credit risk, counterparty
                                risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The performance of Class B and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
2.64%  3.88%  5.61%  5.09%  5.22%  5.11%  4.76%  6.05%  3.66%  1.22%

Best Quarter               1.56%                     (9/30/00)
Worst Quarter              0.25%                     (12/31/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 0.32%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002.

    ---------------------------------------------------------------
    CLASS A SHARES                  1 YEAR     5 YEARS   10 YEARS
    ---------------------------------------------------------------

    Armada Money Market Fund        1.22%      4.15%     4.31%

    ----------------------------------------------------------------------------
                                                           SINCE       DATE OF
    CLASS B SHARES            1 YEAR   5 YEARS   10 YEARS  INCEPTION   INCEPTION
    ----------------------------------------------------------------------------

    Armada Money Market Fund  0.59%     N/A     N/A       3.47%       1/5/98
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    CLASS C SHARES                                         SINCE       DATE OF
                              1 YEAR    5 YEARS  10 YEARS  INCEPTION   INCEPTION
    ----------------------------------------------------------------------------
    Armada Money Market Fund   0.59%    N/A     N/A       1.98%        11/15/00

    ----------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO MUNICIPAL MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                 Current income exempt from regular federal
                                income tax and Ohio personal income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY   Investing in a portfolio of high quality
                                short-term Ohio municipal money market
                                instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Ohio income taxes

PRINCIPAL RISKS                 Interest rate risk, credit risk, single state
                                risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Municipal Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Ohio municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal circumstances, at least 80% of the value of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the

Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Ohio municipal issuers to repay principal and to make interest payments on Ohio municipal money market instruments. Changes in the financial condition or credit rating of Ohio municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

  1999   2000   2001   2002
  2.78%  3.68%  2.42%  0.98%

Best Quarter               0.98%            (12/31/00)
Worst Quarter              0.23%            (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 0.31%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002.




--------------------------------------------------------------------------------
CLASS A SHARES                       1 YEAR  SINCE INCEPTION  DATE OF INCEPTION
--------------------------------------------------------------------------------
Armada Ohio Municipal Money Market
Fund                                  0.98%       2.47%            11/4/98
--------------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                 Current income exempt from regular federal
                                income tax and Pennsylvania personal income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY   Investing in a portfolio of high quality
                                short-term Pennsylvania municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Pennsylvania income taxes

PRINCIPAL RISKS                 Interest rate risk, credit risk, single state
                                risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Tax Exempt Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from federal income tax and Pennsylvania income tax (Pennsylvania municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Pennsylvania municipal issuers to repay principal and to make interest payments on Pennsylvania municipal money market instruments. Changes in the financial condition or credit rating of Pennsylvania municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1997   1998   1999   2000   2001   2002
3.33%  2.98%  2.82%  3.65%  2.37%  0.99%

Best Quarter               0.95%            (12/31/00)
Worst Quarter              0.23%            (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 0.31%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002.

--------------------------------------------------------------------------------
CLASS A SHARES              1 YEAR  5 YEARS  SINCE INCEPTION  DATE OF INCEPTION
--------------------------------------------------------------------------------
Armada Pennsylvania Tax
Exempt Money Market Fund     0.99%    2.56%        2.71%            9/11/96
--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                 High current interest income exempt from federal
                                income tax consistent with stability of
                                principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY   Investing in a portfolio of high quality
                                short-term municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal income tax

PRINCIPAL RISKS                 Interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Exempt Money Market Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes (municipal money market instruments). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The performance of Class B Shares will differ due to differences in expenses.

There is no performance information shown for Class B Shares because they had not commenced operations as of December 31, 2002.

CALENDAR YEAR TOTAL RETURNS

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
1.90%  2.41%  3.46%  3.11%  3.27%  3.08%  2.80%  3.68%  2.37%  0.94%

Best Quarter               0.97%            (12/31/00)
Worst Quarter              0.23%            (12/31/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 0.29%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS B SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2002.

-----------------------------------------------------------------
CLASS A SHARES             1 YEAR       5 YEARS        10 YEARS
-----------------------------------------------------------------
  Armada Tax Exempt
  Money Market Fund         0.94%        2.57%           2.70%
-----------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 18 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                 High current income consistent with stability of
                                principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY   Investing in a portfolio of high quality
                                short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISK                  Interest rate risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1995   1996   1997   1998   1999   2000   2001   2002
5.27%  4.75%  4.81%  4.54%  4.18%  5.37%  3.37%  1.09%

Best Quarter               1.41%            (12/31/00)
Worst Quarter              0.23%            (12/31/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 0.25%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002.


--------------------------------------------------------------------------------
CLASS A SHARES           1 YEAR   5 YEARS   SINCE INCEPTION   DATE OF INCEPTION
--------------------------------------------------------------------------------
Armada Treasury Money
Market Fund               1.09%    3.70%         4.17%             12/22/94
--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 18 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY PLUS MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                 Current income consistent with liquidity and
                                stability of principal

PRINCIPAL INVESTMENT STRATEGY   Investing in a portfolio of high quality
                                short-term obligations of the U.S. Treasury and repurchase agreements designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                 Interest rate risk, counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Plus Money Market Fund's investment objective is to provide current income with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills and notes, repurchase agreements related to such securities and other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser assesses current and projected market conditions. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive trade off between risk and return.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 16, 2000 represents performance of the Parkstone Treasury Fund which was reorganized into the Armada Treasury Plus Money Market Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1994   1995   1996   1997   1998   1999   2000   2001   2002
3.60%  5.31%  4.77%  4.95%  4.86%  4.34%  5.67%  3.34%  1.05%

Best Quarter               1.47%            (12/31/00)
Worst Quarter              0.20%            (12/31/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 0.24%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002.


--------------------------------------------------------------------------------
CLASS A SHARES              1 YEAR  5 YEARS  SINCE INCEPTION  DATE OF INCEPTION
--------------------------------------------------------------------------------
Armada Treasury Plus Money
Market Fund                 1.05%    3.84%        4.19%            12/1/93
--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 18 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                  GOVERNMENT MONEY
                                    MARKET FUND         MONEY MARKET FUND

                                      CLASS A       CLASS A   CLASS B   CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as
percentage of offering price)           None          None     None      None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net asset
value)                                  None          None    5.00% 1    1.00% 2
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions (as a
percentage of offering price)           None          None     None      None
-------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)         None          None     None      None
-------------------------------------------------------------------------------
Exchange Fee                            None          None     None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees 3              0.35%         0.35%    0.35%     0.35%
-------------------------------------------------------------------------------
Distribution
(12b-1) Fees                            0.05% 4       0.05% 4  0.75%     0.75%
-------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------
   Shareholder Servicing Fees 5         0.25%         0.25%    0.25%     0.25%
-------------------------------------------------------------------------------

   Other 6                              0.12%         0.12%    0.12%     0.12%
-------------------------------------------------------------------------------
Total Other Expenses                    0.37%         0.37%    0.37%     0.37%
-------------------------------------------------------------------------------
Total Annual Fund 3                     0.77%         0.77%    1.47%     1.47%
Operating Expenses

-------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                   OHIO MUNICIPAL MONEY  PENNSYLVANIA TAX EXEMPT
                                        MARKET FUND         MONEY MARKET FUND

                                         CLASS A                CLASS A
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                           None                    None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net asset
value)                                    None                    None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                           None                    None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)           None                    None
--------------------------------------------------------------------------------
Exchange Fee                              None                    None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees 3                0.35%                  0.40%
--------------------------------------------------------------------------------
Distribution
(12b-1) Fees 4                            0.05%                  0.05%
--------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------
   Shareholder Servicing Fees 5           0.25%                  0.25%
--------------------------------------------------------------------------------

   Other 6                                0.13%                  0.13%
--------------------------------------------------------------------------------
Total Other Expenses                      0.38%                  0.38%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 3                      0.78%                  0.83%

--------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                 TAX EXEMPT MONEY      TREASURY    TREASURY PLUS
                                    MARKET FUND      MONEY MARKET   MONEY MARKET
                                                         FUND           FUND
                                 CLASS A    CLASS B     CLASS A        CLASS A
Maximum Sales Charge (Load)
Imposed on Purchases (as
percentage of offering price)      None      None        None           None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as percentage of
net asset value)                   None     5.00% 1      None           None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other
Distributions (as a percentage of
offering price)                    None      None        None           None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if
applicable)                        None      None        None           None
--------------------------------------------------------------------------------
Exchange Fee                       None      None        None           None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees 3        0.35%     0.35%       0.30%          0.30%
--------------------------------------------------------------------------------
Distribution
(12b-1) Fees                      0.05% 4   0.75%       0.05% 4        0.05% 4
--------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------
   Shareholder Servicing Fees 5   0.25%     0.25%       0.25%          0.25%
--------------------------------------------------------------------------------

   Other                          0.12% 6   0.12% 6     0.12% 6        0.13%
--------------------------------------------------------------------------------
Total Other Expenses              0.37%     0.37%       0.37%          0.38%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 3              0.77%     1.47%       0.72%          0.73%

--------------------------------------------------------------------------------

1 This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."
2 A contingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.
3 The Adviser waived a portion of its advisory fees for each Fund (except the Treasury Plus Money Market Fund) during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                     TOTAL     TOTAL     TOTAL
                                         ADVISORY  EXPENSES  EXPENSES  EXPENSES
FUND                                       FEES    (CLASS A) (CLASS B) (CLASS C)
Government Money Market Fund               0.25%     0.66%      N/A       N/A
Money Market Fund                          0.25%     0.65%     0.95%     0.95%
Ohio Municipal Money Market Fund           0.15%     0.57%      N/A       N/A
Pennsylvania Tax Exempt Money Market Fund  0.15%     0.55%      N/A       N/A
Tax Exempt Money Market Fund               0.15%     0.56%       *        N/A
Treasury Money Market Fund                 0.25%     0.66%      N/A       N/A

* Class B Shares of the Tax Exempt Money Market Fund were not in operation during the last fiscal year.


  The Adviser expects to continue waiving a portion of its advisory fees for these Funds and also expects to waive a portion of its advisory fees of the Treasury Plus Money Market Fund during the current fiscal year. After these fee waivers, the Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                     TOTAL     TOTAL     TOTAL
                                         ADVISORY  EXPENSES  EXPENSES  EXPENSES
FUND                                       FEES    (CLASS A) (CLASS B) (CLASS C)
Government Money Market Fund               0.25%     0.67%      N/A       N/A
Money Market Fund                          0.25%     0.67%     1.37%     1.37%
Ohio Municipal Money Market Fund           0.15%     0.58%      N/A       N/A
Pennsylvania Tax Exempt Money Market Fund  0.15%     0.58%      N/A       N/A
Tax Exempt Money Market Fund               0.15%     0.57%     1.27%      N/A
Treasury Money Market Fund                 0.25%     0.67%      N/A       N/A
Treasury Plus Money Market Fund            0.25%     0.68%      N/A       N/A

  These fee waivers are voluntary and may be revised or discontinued at any time.


4 Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A
  Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.
5 Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
6 Other Expenses for certain Funds have been restated to reflect current expenses.

  For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                  1 YEAR   3 YEARS    5 YEARS    10 YEARS
                                  ------   -------    -------    --------
GOVERNMENT MONEY
MARKET FUND
    Class A Shares                  $79      $246        $428      $954
MONEY MARKET FUND
    Class A Shares                  $79      $246        $428      $954
    Class B Shares 1               $650      $865      $1,003    $1,567
    Class B Shares 2               $150      $465        $803    $1,567
    Class C Shares 1               $250      $465        $803    $1,757
    Class C Shares 2               $150      $465        $803    $1,757
OHIO MUNICIPAL MONEY MARKET FUND
    Class A Shares                  $80      $249        $433      $966
PENNSYLVANIA TAX EXEMPT MONEY
MARKET FUND
    Class A Shares                  $85      $265        $460    $1,025
TAX EXEMPT MONEY
MARKET FUND
    Class A Shares                  $79      $246        $428      $954
    Class B Shares 1               $650      $865      $1,003    $1,567
    Class B Shares 2               $150      $465        $803    $1,567
TREASURY MONEY
MARKET FUND
    Class A Shares                  $74      $230        $401      $894
TREASURY PLUS MONEY
MARKET FUND
    Class A Shares                  $75      $233        $406      $906


1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The following chart indicates the specific investments in which each Fund primarily invests.

                                               Fixed
                                               Income    Government  Repurchase  Municipal
                                             Securities  Securities  Agreements  Securities

    ---------------------------------------------------------------------------------------
    ARMADA GOVERNMENT MONEY MARKET FUND          X           X           X
    ---------------------------------------------------------------------------------------
    ARMADA MONEY MARKET FUND                     X                       X
    ---------------------------------------------------------------------------------------
    ARMADA OHIO MUNICIPAL MONEY MARKET FUND      X                                   X
    ---------------------------------------------------------------------------------------
    ARMADA PENNSYLVANIA TAX EXEMPT MONEY
    MARKET FUND                                  X                                   X
    ---------------------------------------------------------------------------------------
    ARMADA TAX EXEMPT MONEY MARKET FUND          X                                   X
    ---------------------------------------------------------------------------------------
    ARMADA TREASURY MONEY MARKET FUND            X           X
    ---------------------------------------------------------------------------------------
    ARMADA TREASURY PLUS MONEY MARKET FUND       X           X           X
    ---------------------------------------------------------------------------------------

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS


The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.


To the extent not inconsistent with a Fund's other investment policies, a Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may temporarily deviate from such policy in limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

Each Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.

Armada has obtained an order from the SEC that allows the non-money market funds offered by Armada through separate prospectuses to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by this prospectus. A non-money market fund will generally hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
FUND                              MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Government Money Market Fund      Investors seeking current income and the added
                                  stability and quality of a fund that invests
                                  in government related securities
--------------------------------------------------------------------------------
Money Market Fund                 Investors seeking current income and reduced
                                  risk through a widely diversified money market
                                  portfolio
--------------------------------------------------------------------------------
Ohio Municipal Money Market Fund  Taxable investors seeking current income exempt from federal and Ohio income taxes
--------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money     Taxable investors seeking current income
                                  exempt from federal and Pennsylvania income
                                  taxes
--------------------------------------------------------------------------------
Tax Exempt Money Market Fund      Taxable investors seeking current income
                                  exempt from federal income taxes
--------------------------------------------------------------------------------
Treasury Money Market Fund        Investors seeking current income and the added
                                  stability and quality of a fund that invests
                                  in U.S. Treasury securities
--------------------------------------------------------------------------------
Treasury Plus Money Market Fund   Investors seeking current income and the added
                                  stability and quality of a fund that invests
                                  in U.S. Treasury securities
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2003, the Adviser had approximately $28 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended May 31, 2003.

---------------------------------------------------------------------------------------------------------------------
                                                                                          ADVISORY FEES PAID AS A
                                                                                           PERCENTAGE OF AVERAGE
                                                                                         NET ASSETS FOR THE FISCAL
FUND NAME                               MANAGEMENT TEAM                                   YEAR ENDED MAY 31, 2003
---------------------------------------------------------------------------------------------------------------------
Government Money Market Fund            Taxable Money Market Management Team                      0.25%
---------------------------------------------------------------------------------------------------------------------
Money Market Fund                       Taxable Money Market Management Team                      0.25%
---------------------------------------------------------------------------------------------------------------------
Ohio Municipal
Money Market Fund                       Tax Exempt Money Market Management Team                   0.15%
---------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt
Money Market Fund                       Tax Exempt Money Market Management Team                   0.15%
---------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund            Tax Exempt Money Market Management Team                   0.15%
---------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund              Taxable Money Market Management Team                      0.25%
---------------------------------------------------------------------------------------------------------------------
Treasury Plus Money Market Fund         Taxable Money Market Management Team                      0.30%
---------------------------------------------------------------------------------------------------------------------

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares, Class B Shares and Class C Shares of the Funds.

Class A Shares, Class B Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

         CLASS A SHARES (ALL FUNDS)

o        NO FRONT-END SALES CHARGE
o        12B-1 FEES UP TO 0.10% OF NET ASSETS
o        $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
o        $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

CLASS A SHARES ARE FOR INDIVIDUALS, CORPORATE INVESTORS AND RETIREMENT PLANS.

         CLASS B SHARES (MONEY MARKET FUND AND TAX EXEMPT MONEY MARKET FUND
         ONLY)

o EXCHANGE ONLY FROM AN ARMADA NON-MONEY MARKET FUND OR ARRANGE FOR A SYSTEMATIC EXCHANGE PROGRAM
o        NO FRONT-END SALES CHARGE
o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 5 YEARS - DECLINING AFTER THE SECOND YEAR)
o        12B-1 FEES UP TO  0.75% OF NET ASSETS
o        $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
o        $250,000 MAXIMUM INVESTMENT
o        CONVERTS TO CLASS A SHARES AFTER THE EIGHTH YEAR

CLASS B SHARES ARE FOR INDIVIDUALS, CORPORATE INVESTORS AND RETIREMENT PLANS.

         CLASS C SHARES (MONEY MARKET FUND ONLY)

o        NO FRONT-END SALES CHARGE
o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)
o        12B-1 FEES UP TO 0.75% OF NET ASSETS
o        $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
o        DOES NOT CONVERT TO ANY OTHER SHARE CLASS
o        $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

CLASS C SHARES ARE INTENDED FOR INDIVIDUAL INVESTORS AND RETIREMENT PLANS.

For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page 27.

For information on how to open an account and set up procedures for placing transactions call 1-800-622-FUND (3863).


Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund are available if participating in a Systematic Exchange Program (see page 41) or via an exchange from Class B Shares of another Fund of Armada.

Class C Shares of the Armada Money Market Fund are also available via an exchange from Class C Shares of another Fund of Armada. You may purchase Class C Shares of the Armada Money Market Fund as part of your initial investment only if participating in a Systematic Exchange Program (see page 42).


From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.



HOW TO PURCHASE FUND SHARES


                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT

INTERNET WWW.ARMADAFUNDS.COM      Visit our site and click on "Open an Account   You may place your purchase order
                                  Online." Or log on to our on line Forms        on our Web Site using your
                                  Center to print or complete an application     established banking instructions
                                  on line. Mail the application to the address   for payment. To authorize this
                                  below. Unless you arrange to pay by wire or    service, please complete an Account
                                  ACH, write your check, payable in U.S.         Change Form or call 1-800-622-FUND
                                  dollars, to "Armada Funds (Fund name)."        (3863).
                                  Armada cannot accept third-party checks,
                                  starter checks, credit cards, credit card
                                  checks, cash or cash equivalents (i.e.,
                                  cashier's check, bank draft, money order or
                                  travelers' check).

TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an   Call our Investor Services Line to
                                  application.                                   purchase additional shares. To
                                                                                 authorize this service, please
                                                                                 complete an Account Change Form
                                                                                 or call 1-800-622-FUND (3863).

MAIL                              Complete an application and mail it along      Make your check payable to "Armada
                                  with a check payable, in U.S. dollars, to      Funds (Fund Name)." Please include
                                  "Armada Funds (Fund Name)."                    your account number on your check
                                                                                 and mail it to the address at the
                                           Armada Funds                          left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:

                                           Boston Financial Data Services
                                           Attn: Armada Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184



                                  Armada cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).



                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT

AUTOMATED CLEARING HOUSE ("ACH")  Complete "Bank, Wire & Electronic Funds        A Planned Investment Program can
                                  Transfer Instructions" section of the          be set up to automatically
                                  application to have funds directly             purchase shares on designated
                                  transferred from a bank account.  A primary    dates during the month.  Please
                                  and secondary account may be established.      see "Planned Investment Program"
                                  Please note all electronic transfers will      on page 27.
                                  be on the primary account unless notified
                                  otherwise. Any changes in these
                                  instructions must be made in writing to
                                  Armada Funds with a signature guarantee.

PLANNED INVESTMENT PROGRAM        With a $50 minimum initial investment and      With current account information
                                  if you have a checking or savings account      on your account, participation in
                                  with a bank, you may purchase Class A,         the program can be arranged via
                                  Class B or Class C Shares automatically        the Internet or by calling
                                  through regular deductions from your           1-800-622-FUND (3863).
                                  account in amounts of at least $50 per
                                  month per account.                             For existing accounts, without
                                                                                 account information, participation
                                  You may arrange for participation in this      can be arranged by completing an
                                  program when a new account is established.     Account Change Form with banking
                                                                                 information. This form must include
                                                                                 a signature guarantee by a bank or
                                                                                 other financial institution.

WIRE                              To purchase shares by wire, call               Call 1-800-622-FUND (3863) prior
                                  1-800-622-FUND (3863) to set up your           to sending the wire in order to
                                  account to accommodate wire transactions       obtain a confirmation number and
                                  and to receive a wire control number to be     to ensure prompt and accurate
                                  included in the body of the wire. Ask your     handling of funds.  Ask your bank
                                  bank to transmit immediately available         to transmit immediately available
                                  funds by wire in the amount of your            funds by wire as described at the
                                  purchase to:                                   left.  Please include your account
                                  State Street Bank and Trust Company            number.
                                  ABA # 011000028
                                  Account 99052755 Credit Armada Funds           Armada and its transfer agent are
                                  (Account Registration)                         not responsible for the
                                  (Account Number)                               consequences of delays resulting
                                  (Wire Control Number)                          from the banking or Federal
                                                                                 Reserve Wire system, or from
                                  Note: Your bank may charge you a fee for       incomplete wiring instructions.
                                  this service.

                                  Armada and its transfer agent are not
                                  responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.


                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please      Contact your financial consultant.
                                  note, your financial consultant or             Please note, your financial
                                  institution may charge a fee for its services. consultant or institution may charge a fee for its services.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Armada may authorize certain financial intermediaries to accept, on behalf of Armada, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Armada within the time period agreed upon.


GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.


The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV:


                                                                        DEADLINE FOR SUBMITTING PURCHASE
                                                                        ORDERS TO THE TRANSFER AGENT TO
                                     TIME OF NAV CALCULATION            RECEIVE THE CURRENT DAY'S NAV
-----------------------------------------------------------------------------------------------------------
Money Market Fund                    ONCE DAILY                         3:30 p.m. Eastern Time
Government Money Market Fund         4:00 p.m. Eastern Time
                                     (or close of trading on the NYSE)
-----------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund     TWICE DAILY                        12:30 p.m. Eastern Time
Pennsylvania Tax Exempt              1:00 p.m. Eastern Time and 4:00
   Money Market Fund                 p.m. Eastern Time
Tax Exempt Money Market Fund         (or close of trading on the NYSE)
Treasury Money Market Fund
Treasury Plus Money Market Fund

To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order by the above listed deadlines and immediately available funds before 3:30 p.m. Eastern Time that day.

NAV is not calculated on holidays when the NYSE is closed for trading.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES -
         CLASS B SHARES AND CLASS C SHARES

Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund are available only through an exchange from a non-money market fund offered by Armada or when participating in the Systematic Exchange Program. Class C Shares of the Armada Money Market Fund are available only through an exchange from a non-money market fund offered by Armada or when participating in the Systematic Exchange Program. You do not pay a sales charge when you purchase Class B Shares of the Armada Money Market Fund or Armada Tax Exempt Money Market Fund or Class C Shares of the Armada Money Market Fund in an exchange. The offering price of Class B Shares and Class C Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class C Shares within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class C Shares on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of Class B Shares for Class B Shares or to exchanges of Class C Shares for Class C Shares of another Armada Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class C Shares.

  ---------------------------------------------------------------------------
                                           CLASS B SHARES
                         CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
  YEARS SINCE PURCHASE             DOLLAR AMOUNT SUBJECT TO CHARGE
  ---------------------------------------------------------------------------

  FIRST                                         5.0%
  SECOND                                        5.0%
  THIRD                                         4.0%
  FOURTH                                        3.0%
  FIFTH                                         2.0%
  SIXTH                                         NONE
  SEVENTH                                       NONE
  EIGHTH                                        NONE

When an investor redeems Class B or Class C Shares, they are redeemed first from those Class B or Class C Shares that are not subject to the deferred sales load (i.e., Class B Shares or Class C Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class B Shares or Class C Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class B Shares or Class C Shares for the following reasons:

o        redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o        redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o        return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;

o exchanges of Class B Shares for Class B Shares or Class C Shares for Class C Shares of another Armada Fund;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class B Shares or Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

When you buy Class A Shares, your securities dealer is paid a servicing fee as long as you hold your shares. When you buy Class B Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ARMADAFUNDS.COM
The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 32 "How to Purchase Fund Shares").

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B Shares and Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or by calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Armada.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).


The sale price of each share for redemption requests received in good order by the Fund will be the next NAV determined less, in the case of Class B and Class C Shares, any applicable deferred sales charge. See "Contingent Deferred Sales Charges - Class B Shares and Class C Shares" on page 35 for information concerning the application of contingent deferred sales charges.


Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

CHECK WRITING AVAILABLE TO CLASS A SHARES

To apply for check writing privileges on your investment in Class A Shares of any Armada money market fund, complete the appropriate section and the signature card in the account application. Upon receipt of your signature card, you will be sent checks for your account. The minimum amount for a check written from your account is $100.

However, your account cannot be closed by writing a check. You will receive daily dividends declared on the shares to be redeemed up to the day that a check is presented for payment. Armada will give you at least 30 days written notice before modifying or terminating your check writing privilege.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or


(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES

You may exchange your shares of a Fund for the same class of shares of another Armada Fund. You may exchange your shares on any Business Day. Deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.

Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund are available through participation in a Systematic Exchange Program (see below) or via an exchange from Class B Shares of a non-money market fund offered by Armada.

Class C Shares of the Armada Money Market Fund are available only via an exchange from Class C Shares of another Fund of Armada.

INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form.


SYSTEMATIC EXCHANGE PROGRAM
You may exchange shares of an Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals.


If you would like to enter a program concerning Class B Shares or Class C Shares you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

You may arrange for participation in this program via the Internet, by calling 1-800-622-FUND (3863) or by completing an account application.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:
         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421

For overnight delivery mail to:
         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184
The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months.

Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges.

Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided your hold your shares for at least 18 months from your initial purchase.

CLASS A SHARES

You may exchange Class A Shares of any Armada Fund for Class A Shares of any other Armada Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Armada Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Armada Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of any Armada Fund for Class B Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS C SHARES

You may exchange Class C Shares of the Armada Money Market Fund for Class C Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.

SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS A, B AND C SHARES

Because purchases of Class A Shares of non-money market funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

If you would like to enter a systematic exchange program concerning Class B Shares or Class C Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at WWW.ARMADAFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class A Shares, the Money Market Fund has adopted separate distribution plans with respect to Class B Shares and Class C Shares, and the Tax Exempt Money Market Fund has adopted a separate distribution plan with respectto Class B Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than 0.05% with respect to each Fund.

Distribution fees for Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund and Class C Shares of the Armada Money Market Fund, as a percentage of average daily net assets, are 0.75%.


Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares, Class B Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A, Class B or Class C Shares for these shareholder services.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

Each Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Each Fund contemplates declaring as dividends each year all or substantially all of its net taxable investment income. Distributions attributable to the net capital gain of a Fund, if any, will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Armada Ohio Municipal Money Market Fund, Armada Pennsylvania Tax Exempt Money Market Fund and Armada Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as distributions that are derived from occasional taxable investments or from capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. No performance information is shown for Class B Shares of the Tax Exempt Money Market Fund because they were not in operation during the last fiscal year.


Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2003 and is incorporated by reference into the Statement of Additional Information.


On June 16, 2000, the Parkstone Treasury Fund was reorganized into the similarly managed Armada Treasury Plus Money Market Fund. In connection with this reorganization, the Armada Treasury Plus Money Market Fund adopted the financial highlights, financial statements and performance history of the acquired Parkstone Fund. The Financial Highlights for the Armada Treasury Plus Money Market Fund for the fiscal year ended May 31, 1999 were audited by the former independent auditors to the Parkstone Treasury Fund.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated


                                               Net                                        Ratio of Net      Ratio of
           Net Asset              Dividends   Asset                           Ratio of     Investment      Expenses to
             Value,      Net       from Net   Value,            Net Assets   Expenses to    Income to       Average Net
           Beginning  Investment  Investment  End of   Total    End of Year  Average Net   Average Net    Assets (Before
            of Year     Income     Income      Year    Return      (000)        Assets        Assets       Fee Waivers)
GOVERNMENT MONEY MARKET FUND
CLASS A
2003          $1.00     $0.01 +   $(0.01)    $1.00       0.89%    $593,867       0.66%         0.91%           0.76%
2002           1.00      0.02 +    (0.02)     1.00       2.17      782,102       0.64          2.06            0.74
2001           1.00      0.06      (0.06)     1.00       5.67      650,803       0.57          5.42            0.72
2000           1.00      0.05      (0.05)     1.00       5.14      521,688       0.54          4.99            0.70
1999           1.00      0.05      (0.05)     1.00       4.70      565,095       0.57          4.61            0.67
MONEY MARKET FUND
CLASS A
2003          $1.00     $0.01 +   $(0.01)    $1.00       0.94%  $1,097,776       0.65%         0.94%           0.75%
2002           1.00      0.02 +    (0.02)     1.00       2.16    1,763,870       0.65          2.08            0.75
2001           1.00      0.06      (0.06)     1.00       5.74    2,030,360       0.58          5.58            0.73
2000           1.00      0.05      (0.05)     1.00       5.25    1,717,661       0.55          5.14            0.71
1999           1.00      0.05      (0.05)     1.00       4.82    1,360,644       0.56          4.68            0.66
CLASS B
2003          $1.00     $0.01 +   $(0.01)    $1.00       0.60%      $1,789       0.95%         0.64%           1.46%
2002           1.00      0.02 +    (0.02)     1.00       1.44        1,332       1.36          1.37            1.46
2001           1.00      0.05      (0.05)     1.00       4.96          970       1.33          4.83            1.43
2000           1.00      0.04      (0.04)     1.00       4.50          249       1.26          4.43            1.36
1999           1.00      0.04      (0.04)     1.00       4.21           27       1.27          3.97            1.37
CLASS C
2003          $1.00     $0.01 +   $(0.01)    $1.00       0.60%      $1,283       0.95%         0.64%           1.46%
2002           1.00      0.02 +    (0.02)     1.00       1.45          218       1.36          1.37            1.46
2001 1         1.00      0.02      (0.02)     1.00       2.43           39       1.33          4.62            1.43
OHIO MUNICIPAL MONEY MARKET FUND
CLASS A
2003          $1.00     $0.01 +   $(0.01)    $1.00       0.81%     $52,040       0.57%         0.80%           0.77%
2002           1.00      0.02 +    (0.02)     1.00       1.55       57,544       0.53          1.50            0.73
2001           1.00      0.03      (0.03)     1.00       3.55       48,771       0.48          3.47            0.73
2000           1.00      0.03      (0.03)     1.00       3.13       29,458       0.50          3.11            0.76
1999 2         1.00      0.02      (0.02)     1.00       1.50       11,019       0.50          2.62            0.70

             Ratio of Net
          Investment Income
             to Average Net
             Assets (Before
              Fee Waivers)
GOVERNMENT MONEY MARKET FUND
CLASS A
2003              0.81%
2002              1.96
2001              5.27
2000              4.83
1999              4.51
MONEY MARKET FUND
CLASS A
2003              0.84%
2002              1.98
2001              5.43
2000              4.98
1999              4.58
CLASS B
2003              0.13%
2002              1.27
2001              4.73
2000              4.33
1999              3.87
CLASS C
2003              0.13%
2002              1.27
2002 1            4.52
OHIO MUNICIPAL MONEY MARKET FUND
CLASS A
2003              0.60%
2002              1.30
2001              3.22
2000              2.85
1999 2            2.42


+   Per share amounts calculated using average shares outstanding method.
*   Amount represents less than 0.01 per share.
(1) Money Market Fund Class C commenced operations on November 15, 2000. All ratios, excluding total return, for the period have been annualized.
(2) Ohio Municipal Money Market Fund Class A commenced operations on November 2, 1998. All ratios, excluding total return, for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                               Net                                        Ratio of Net      Ratio of
           Net Asset              Dividends   Asset                           Ratio of     Investment      Expenses to
             Value,      Net       from Net   Value,            Net Assets   Expenses to    Income to       Average Net
           Beginning  Investment  Investment  End of   Total    End of Year  Average Net   Average Net    Assets (Before
            of Year     Income     Income      Year    Return      (000)        Assets        Assets       Fee Waivers)
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
CLASS A
2003          $1.00     $0.01 +   $(0.01)    $1.00       0.82%     $88,615       0.55%         0.81%           0.80%
2002           1.00      0.02 +    (0.02)     1.00       1.54       61,754       0.56          1.47            0.81
2001           1.00      0.03      (0.03)     1.00       3.49       63,372       0.50          3.46            0.80
2000           1.00      0.03      (0.03)     1.00       3.15       57,941       0.48          3.11            0.79
1999           1.00      0.03      (0.03)     1.00       2.76       53,822       0.49          2.67            0.74
TAX EXEMPT MONEY MARKET FUND
CLASS A
2003          $1.00     $0.01 +   $(0.01)    $1.00       0.79%    $267,874       0.56%         0.78%           0.76%
2002           1.00      0.02 +    (0.02)     1.00       1.52      289,510       0.52          1.48            0.72
2001           1.00      0.03      (0.03)     1.00       3.52      252,955       0.43          3.46            0.68
2000           1.00      0.03      (0.03)     1.00       3.14      219,568       0.47          3.09            0.73
1999           1.00      0.03      (0.03)     1.00       2.85      190,469       0.44          2.78            0.64
TREASURY MONEY MARKET FUND
CLASS A
2003          $1.00     $0.01 +   $(0.01)    $1.00       0.82%     $14,890       0.66%         0.79%           0.71%
2002           1.00      0.02 +    (0.02)     1.00       1.98       17,270       0.65          1.87            0.70
2001           1.00      0.05      (0.05)     1.00       5.17       62,598       0.63          5.04            0.73
2000           1.00      0.04      (0.04)     1.00       4.59       79,713       0.57          4.50            0.68
1999           1.00      0.04      (0.04)     1.00       4.23       83,020       0.55          4.21            0.60
TREASURY PLUS MONEY MARKET FUND
CLASS A
2003          $1.00     $0.01 +   $(0.01)    $1.00       0.77%        $852       0.72%         0.74%           0.72%
2002           1.00      0.02 +    (0.02)     1.00       1.94        1,751       0.73          1.98            0.73
2001           1.00      0.05      (0.05)     1.00       5.39          135       0.67          5.23            0.72
2000           1.00      0.05      (0.05)     1.00       4.80        1,835       0.66          4.67            0.85
1999           1.00      0.04      (0.04)     1.00       4.51        9,161       0.67          4.77            0.91

             Ratio of Net
          Investment Income
             to Average Net
             Assets (Before
              Fee Waivers)
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
CLASS A
2003              0.56%
2002              1.22
2001              3.16
2000              2.80
1999              2.42
TAX EXEMPT MONEY MARKET FUND
CLASS A
2003              0.58%
2002              1.28
2001              3.21
2000              2.83
1999              2.58
TREASURY MONEY MARKET FUND
CLASS A
2003              0.74%
2002              1.82
2001              4.94
2000              4.39
1999              4.16
TREASURY PLUS MONEY MARKET FUND
CLASS A
2003              0.74%
2002              1.98
2001              5.18
2000              4.48
1999              4.53

+ Per share amounts calculated using average shares outstanding method.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES


ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance and
Retired Co-Chairman, Ernst & Young                          Dean Emeritus, Gatton College of Business and
Director:                                                   Economics, University of Kentucky
Commercial Metals Company
Strategic Distribution, Inc.                            GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
HERBERT R. MARTENS, JR.                                    General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                               KATHLEEN A. OBERT
   National City Corporation                            Chairman and Chief Executive Officer,
Chairman and Chief Executive                               Edward Howard & Co.
   Officer, NatCity Investments, Inc.
                                                        J. WILLIAM PULLEN
JOHN G. BREEN                                           President and Chief Executive Officer,
Retired Chairman and CEO,                                  Whayne Supply Company
   The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy


 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.


                                                                 [SAILBOAT LOGO]
                                                                 ARMADA(R) FUNDS
                                                             WWW.ARMADAFUNDS.COM

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

[Sailboat Logo]
Armada(R)
Funds
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                               MONEY MARKET FUNDS
                            I SHARES (INSTITUTIONAL)

                                 OCTOBER 1, 2003


                          GOVERNMENT MONEY MARKET FUND
                                MONEY MARKET FUND
                        OHIO MUNICIPAL MONEY MARKET FUND
                    PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                          TAX EXEMPT MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND
                         TREASURY PLUS MONEY MARKET FUND



     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



       [SAILBOAT LOGO]
           ARMADA(R)
             FUNDS
     WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class I Shares of the Armada money market funds before investing. Armada also offers Class I Shares of equity, fixed income, asset allocation and tax free bond funds in a separate prospectus. To obtain more information on Armada Funds, visit us on-line at www.armadafunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

                                                                          PAGE


ARMADA GOVERNMENT MONEY MARKET FUND.........................................3
ARMADA MONEY MARKET FUND....................................................6
ARMADA OHIO MUNICIPAL MONEY MARKET FUND.....................................9
ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND...........................12
ARMADA TAX EXEMPT MONEY MARKET FUND........................................15
ARMADA TREASURY MONEY MARKET FUND..........................................18
ARMADA TREASURY PLUS MONEY MARKET FUND.....................................20
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.....................25
MORE INFORMATION ABOUT FUND INVESTMENTS....................................26
INVESTOR PROFILES..........................................................27
INVESTMENT ADVISER AND INVESTMENT TEAMS....................................28
PURCHASING, SELLING AND EXCHANGING FUND SHARES.............................29
DISTRIBUTION OF FUND SHARES................................................34
DIVIDENDS AND TAXES........................................................35
FINANCIAL HIGHLIGHTS.......................................................37

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this goal and it is possible that you may lose money by investing in a Fund.

ARMADA GOVERNMENT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY                    Investing in a portfolio of high quality
                                                 short-term debt securities issued by the
                                                 U.S. government, its agencies and instrumentalities
                                                 and repurchase agreements related to such securities
                                                 designed to allow the Fund to maintain a
                                                 stable net asset value of $1.00 per share

PRINCIPAL RISKS                                  Interest rate risk, credit risk, counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Government Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements collateralized by such securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. U.S. government securities include direct obligations of the U.S. Treasury, and obligations of certain agencies such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS

1993         1994       1995       1996       1997       1998       1999       2000       2001       2002
2.75%        3.91%      5.63%      5.14%      5.25%      5.15%      4.82%      6.11%      3.90%      1.46%

Best Quarter               1.58%            (12/31/00)
Worst Quarter              0.30%            (12/31/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 0.42%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002.


--------------------------------------------------------------------------------
CLASS I SHARES                            1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Armada Government Money Market Fund       1.46%         4.28%         4.40%
--------------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY                    Investing in a portfolio of high quality
                                                 short-term debt securities designed to allow the Fund to
                                                 maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                                  Interest rate risk, credit risk, counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS

1993         1994       1995       1996       1997      1998       1999       2000       2001       2002
2.76%        3.98%      5.72%      5.19%      5.32%     5.25%      4.92%      6.22%      3.91%      1.47%

Best Quarter               1.60%            (12/31/00)
Worst Quarter              0.32%            (12/31/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 0.44%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002.

  ------------------------------------------------------------------------------
  CLASS I SHARES                         1 YEAR       5 YEARS       10 YEARS
  ------------------------------------------------------------------------------
  Armada Money Market Fund               1.47%         4.34%          4.47%
  ------------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO MUNICIPAL MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income exempt from regular federal income tax and
                                                 Ohio personal income tax, consistent with stability of
                                                 principal

PRINCIPAL INVESTMENT STRATEGY                    Investing in a portfolio of high quality short-term Ohio
                                                 municipal money market instruments designed to allow
                                                 the Fund to maintain a stable net asset value of $1.00
                                                 per share and generate income exempt from federal and Ohio income taxes

PRINCIPAL RISKS                                  Interest rate risk, credit risk, single state risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Municipal Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in high quality money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Ohio municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal circumstances, at least 80% of the value of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Ohio municipal issuers to repay principal and to make interest payments on Ohio municipal money market instruments. Changes in the financial condition or credit rating of Ohio municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS

  1999           2000        2001        2002
  2.93%          3.83%       2.60%       1.23%

Best Quarter               1.01%            (12/31/00)
Worst Quarter              0.29%            (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 0.43%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002.

------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR        SINCE INCEPTION      DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------
Armada Ohio Municipal Money Market Fund               1.23%             2.67%                9/15/98
------------------------------------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income exempt from regular federal income tax and
                                                 Pennsylvania personal income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY                    Investing in a portfolio of high quality short-term Pennsylvania municipal money market instruments designed to allow
                                                 the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and
                                                 Pennsylvania income taxes

PRINCIPAL RISKS                                  Interest rate risk, credit risk, single state risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Tax Exempt Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from federal income tax and Pennsylvania income tax (Pennsylvania municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Pennsylvania municipal issuers to repay principal and to make interest payments on Pennsylvania municipal money market instruments. Changes in the financial condition or credit rating of Pennsylvania municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS

     1995          1996          1997         1998          1999          2000           2001          2002
    3.50%          3.14%        3.43%         3.14%        2.97%          3.81%         2.55%         1.24%

Best Quarter               0.99%                     (12/31/00)
Worst Quarter              0.30%                     (12/31/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 0.43%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002.

----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                 1 YEAR        5 YEARS        SINCE INCEPTION       DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Pennsylvania Tax Exempt Money
Market Fund                                     1.24%         2.74%              2.97%                 8/8/94
----------------------------------------------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current interest income exempt from federal
                                                 income tax consistent with stability of principal while
                                                 maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY                    Investing in a portfolio of high quality short-term municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal income tax

PRINCIPAL RISKS                                  Interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Exempt Money Market Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes (municipal money market instruments). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS

1993         1994       1995       1996      1997       1998       1999       2000       2001       2002
2.02%        2.51%      3.57%      3.21%     3.37%      3.23%      2.95%      3.84%      2.55%      1.19%

Best Quarter               1.01%            (12/31/00)
Worst Quarter              0.29%            (12/31/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 0.42%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002.

  --------------------------------------------------------------------------
  CLASS I SHARES                    1 YEAR        5 YEARS       10 YEARS
  --------------------------------------------------------------------------
  Armada Tax Exempt Money
  Market Fund                       1.19%          2.75%          2.84%
  --------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.


FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY                    Investing in a portfolio of high quality short-term obligations of the
                                                 U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISK                                   Interest rate risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS

1995          1996        1997       1998        1999        2000        2001       2002
5.38%         4.86%       4.92%      4.70%       4.34%       5.55%       3.63%      1.34%

Best Quarter               1.46%            (12/31/00)
Worst Quarter              0.29%            (12/31/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 0.38%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002.

-----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                             1 YEAR        5 YEARS          SINCE INCEPTION         DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Armada Treasury Money Market Fund          1.34%          3.90%                4.33%                   6/16/94
-----------------------------------------------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY PLUS MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income consistent with liquidity and stability of
                                                 principal

PRINCIPAL INVESTMENT STRATEGY                    Investing in a portfolio of high quality short-term obligations of the U.S. Treasury and repurchase agreements designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                                  Interest rate risk, counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Plus Money Market Fund's investment objective is to provide current income with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills and notes, repurchase agreements related to such securities and other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser assesses current and projected market conditions. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive trade off between risk and return.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 16, 2000 represents performance of the Parkstone Treasury Fund which was reorganized into the Armada Treasury Plus Money Market Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS

1994          1995        1996       1997        1998        1999        2000       2001        2002
3.71%         5.42%       4.88%      5.05%       4.96%       4.44%       5.84%      3.60%       1.30%

Best Quarter               1.53%                     (9/30/00)
Worst Quarter              0.27%                     (12/31/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2003 was 0.37%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002.

-------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR          5 YEARS         SINCE INCEPTION        DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Armada Treasury Plus Money Market Fund        1.30%            4.02%               4.33%                  12/1/93
-------------------------------------------------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES


See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                        GOVERNMENT MONEY MARKET FUND          MONEY MARKET FUND
Investment Advisory Fees 1                         0.35%                            0.35%
-------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 2                                     0.05%                            0.05%
-------------------------------------------------------------------------------------------------------
Other Expenses 3                                   0.12%                            0.12%
-------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 1                               0.52%                            0.52%
-------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                            OHIO MUNICIPAL MONEY        PENNSYLVANIA TAX EXEMPT MONEY
                                                MARKET FUND                      MARKET FUND
Investment Advisory Fees 1                         0.35%                            0.40%
-------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees 2                                     0.05%                            0.05%
-------------------------------------------------------------------------------------------------------
Other Expenses                                     0.13%                            0.13%
-------------------------------------------------------------------------------------------------------
Total Annual Fund                                  0.53%                            0.58%
Operating Expenses 1
-------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                       TAX EXEMPT MONEY         TREASURY             TREASURY PLUS
                                         MARKET FUND       MONEY MARKET FUND          MONEY MARKET
                                                                                          FUND
Investment Advisory Fees                    0.35% 1               0.30% 1                  0.30% 1
---------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees2                               0.05%                 0.05%                    0.05%
---------------------------------------------------------------------------------------------------------
Other Expenses                              0.12% 3               0.12% 3                  0.13%
---------------------------------------------------------------------------------------------------------
Total Annual Fund                           0.52% 1               0.47% 1                  0.48% 1
Operating Expenses
---------------------------------------------------------------------------------------------------------

1 The Adviser waived a portion of its advisory fees for each Fund (except the Treasury Plus Money Market Fund) during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                        ADVISORY       TOTAL
  FUND                                                    FEES        EXPENSES
  Government Money Market Fund                           0.25%         0.41%
  Money Market Fund                                      0.25%         0.40%
  Ohio Municipal Money Market Fund                       0.15%         0.32%
  Pennsylvania Tax Exempt Money Market Fund              0.15%         0.30%
  Tax Exempt Money Market Fund                           0.15%         0.31%
  Treasury Money Market Fund                             0.25%         0.41%

  The Adviser expects to continue waiving a portion of its advisory fees for these Funds and also expects to waive a portion of its advisory fees for the Treasury Plus Money Market Fund during the current fiscal year. After these fee waivers, the Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                                        ADVISORY       TOTAL
  FUND                                                    FEES        EXPENSES
  Government Money Market Fund                           0.25%         0.42%
  Money Market Fund                                      0.25%         0.42%
  Ohio Municipal Money Market Fund                       0.15%         0.33%
  Pennsylvania Tax Exempt Money Market Fund              0.15%         0.33%
  Tax Exempt Money Market Fund                           0.15%         0.32%
  Treasury Money Market Fund                             0.25%         0.42%
  Treasury Plus Money Market Fund                        0.25%         0.43%

   These fee waivers are voluntary and may be revised or discontinued at any time.


2 Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I Shares during the last fiscal year. Each Fund may reimburse up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

3 Other expenses for certain Funds have been restated to reflect current expenses.

  For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                      1 YEAR      3 YEARS    5 YEARS    10 YEARS
                                      ------      -------    -------    --------
GOVERNMENT MONEY MARKET FUND            $53        $167       $291        $653
MONEY MARKET FUND                       $53        $167       $291        $653
OHIO MUNICIPAL MONEY MARKET
   FUND                                 $54        $170       $296        $665
PENNSYLVANIA TAX EXEMPT MONEY
   MARKET FUND                          $59        $186       $324        $726
TAX EXEMPT MONEY MARKET FUND            $53        $167       $291        $653
TREASURY MONEY MARKET FUND              $48        $151       $263        $591
TREASURY PLUS MONEY MARKET FUND         $49        $154       $269        $604

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The following chart indicates the specific investments in which each Fund primarily invests.

                                                 Fixed Income       Government         Repurchase           Municipal
                                                  Securities        Securities         Agreements          Securities
--------------------------------------------------------------------------------------------------------------------------
ARMADA GOVERNMENT MONEY MARKET FUND                     X                X                 X
--------------------------------------------------------------------------------------------------------------------------
ARMADA MONEY MARKET FUND                                X                                  X
--------------------------------------------------------------------------------------------------------------------------
ARMADA OHIO MUNICIPAL MONEY MARKET FUND                 X                                                        X
--------------------------------------------------------------------------------------------------------------------------
ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND        X                                                        X
--------------------------------------------------------------------------------------------------------------------------
ARMADA TAX EXEMPT MONEY MARKET FUND                     X                                                        X
--------------------------------------------------------------------------------------------------------------------------
ARMADA TREASURY MONEY MARKET FUND                       X                X
--------------------------------------------------------------------------------------------------------------------------
ARMADA TREASURY PLUS MONEY MARKET FUND                  X                X                X
--------------------------------------------------------------------------------------------------------------------------

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS


The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

To the extent not inconsistent with a Fund's other investment policies, a Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may temporarily deviate from such policy in limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

Each Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.

Armada has obtained an order from the SEC that allows the non-money market funds offered by Armada through separate prospectuses to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by this prospectus. A non-money market fund will generally hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
FUND                                    MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Government Money Market Fund            Investors seeking
                                        current income and
                                        the added stability
                                        and quality of a
                                        fund that invests
                                        in government
                                        related securities
--------------------------------------------------------------------------------
Money Market Fund                       Investors seeking
                                        current income and
                                        reduced risk
                                        through a widely
                                        diversified money
                                        market portfolio
--------------------------------------------------------------------------------
Ohio Municipal Money Market Fund        Taxable investors seeking
                                        current income
                                        exempt from federal
                                        and Ohio income
                                        taxes
--------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money           Taxable investors seeking
Market Fund                             current income
                                        exempt from federal
                                        and Pennsylvania
                                        income taxes
--------------------------------------------------------------------------------
Tax Exempt Money Market Fund            Taxable investors seeking
                                        current income
                                        exempt from federal
                                        income taxes
--------------------------------------------------------------------------------
Treasury Money Market Fund              Investors seeking current
                                        income and the added
                                        stability and quality of a
                                        fund that invests in U.S.
                                        Treasury securities
--------------------------------------------------------------------------------
Treasury Plus Money Market Fund         Investors seeking current income
                                        and the added stability and quality
                                        of a fund that invests in U.S.
                                        Treasury securities
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2003, the Adviser had approximately $28 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended May 31, 2003.

--------------------------------------------------------------------------------------------------------------------
FUND NAME                                  MANAGEMENT TEAM                            ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
                                                                                         ENDED MAY 31, 2003
--------------------------------------------------------------------------------------------------------------------

Government Money Market Fund               Taxable Money Market Management Team                 0.25%
--------------------------------------------------------------------------------------------------------------------
Money Market Fund                          Taxable Money Market Management Team                 0.25%
--------------------------------------------------------------------------------------------------------------------
                                           Tax Exempt Money Market Management
Ohio Municipal Money Market Fund           Team                                                 0.15%
--------------------------------------------------------------------------------------------------------------------
                                           Tax Exempt Money Market Management
Pennsylvania Tax Exempt Money Market Fund  Team                                                 0.15%
--------------------------------------------------------------------------------------------------------------------
                                           Tax Exempt Money Market Management
Tax Exempt Money Market Fund               Team                                                 0.15%
--------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund                 Taxable Money Market Management Team                 0.25%
--------------------------------------------------------------------------------------------------------------------
Treasury Plus Money Market Fund            Taxable Money Market Management Team                 0.30%
--------------------------------------------------------------------------------------------------------------------

PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT, AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.

Class I Shares are for financial institutions investing for their own or their customers' accounts.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

HOW TO PURCHASE FUND SHARES

                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
TELEPHONE                       Call our Investor Services Line to obtain     Call our Investor Services Line
1-800-622-FUND (3863)           an application.                               to purchase additional shares.

MAIL                            Complete an application and mail it along     Make your check payable to
                                with a check payable, in U.S. dollars, to     "Armada Funds (Fund Name)."
                                "Armada Funds (Fund Name)."                   Please include your account
                                   Armada Funds                               number on your check and mail it
                                   P.O. Box 8421                              to the address at the left.
                                   Boston, MA  02266-8421

                                For overnight delivery mail to:
                                   Boston Financial Data Services
                                   Attn:  Armada Funds
                                   66 Brooks Drive
                                   Braintree, MA  02184

                                Armada cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
WIRE                            To purchase shares by wire, call              Call 1-800-622-FUND (3863) prior
                                1-800-622-FUND (3863) to set up your          to sending the wire in order to
                                account to accommodate wire transactions      obtain a confirmation number and
                                and to receive a wire control number to be    to ensure prompt and accurate
                                included in the body of the wire.  Ask your   handling of funds.  Ask your bank
                                bank to transmit immediately available        to transmit immediately available
                                funds by wire in the amount of your           funds by wire as described at the
                                purchase to:                                  left.  Please include your
                                   State Street Bank and Trust Company        account number.
                                   ABA #011000028
                                   Account 99052755 Credit Armada Funds       Armada and its transfer agent are
                                   (Account Registration)                     not responsible for the
                                   (Account Number)                           consequences of delays resulting
                                   (Wire Control Number)                      from the banking or Federal
                                                                              Reserve Wire system, or from
                                   Note:  Your bank may charge you a fee      incomplete wiring instructions.
                                   for this service.

                                Armada and its transfer agent are not
                                responsible for the consequences of delays resulting from the banking or Federal Reserve
                                Wire system, or from incomplete wiring
                                instructions.

FINANCIAL INTERMEDIARY          You may buy shares through accounts with      Please refer to New Account Set
                                brokers or other financial institutions       Up to the left.
                                that are authorized to place trades in Fund
                                shares for their customers.  If you invest
                                through an authorized institution, you will
                                have to follow its procedures.  Your broker
                                or institution may charge a fee for its
                                services, in addition to the fees charged
                                by Armada.  Address correspondence or
                                questions regarding a Fund to your
                                institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV:

                                                                                     DEADLINE FOR SUBMITTING PURCHASE
                                                                                     ORDERS TO THE TRANSFER AGENT TO
                                                 TIME OF NAV CALCULATION             RECEIVE THE CURRENT DAY'S NAV
------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                ONCE DAILY                          3:30 p.m. Eastern Time
Government Money Market Fund                     4:00 p.m. Eastern Time
                                                 (or close of trading on the NYSE)
------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund                 TWICE DAILY                         12:30 p.m. Eastern Time
Pennsylvania Tax Exempt                          1:00 p.m. Eastern Time and 4:00
   Money Market Fund                             p.m. Eastern Time
Tax Exempt Money Market Fund                     (or close of trading on the NYSE)
Treasury Money Market Fund
Treasury Plus Money Market Fund


To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order by the above listed deadlines and immediately available funds before 3:30 p.m. Eastern Time that day.


NAV is not calculated on holidays when the NYSE is closed for trading.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.


SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES


Shareholders may sell shares by following the procedures established when they opened their account or accounts.

TELEPHONE
1-800-622-FUND (3863)

Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 24 "How to Purchase Fund Shares").


FINANCIAL INTERMEDIARY
Contact your broker or institution to redeem your shares. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The sale price of each share will be the next NAV determined after the Fund receives your request.

If you recently changed your address on your account, redemption proceeds will not be available until after 10 business days without a signature guarantee.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES


You may exchange your Class I Shares of a Fund for Class I Shares of another Armada Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into a new or existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL
Indicate which existing Fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:
         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421

For overnight delivery mail to:
         Boston Financial Data Services
         Attn:  Armada Funds
         66 Brooks Drive
         Braintree, MA  02184

The minimum exchange amount is $500.


FINANCIAL INTERMEDIARY
Contact your broker or institution. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months.

Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges.

Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.


CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than 0.05% with respect to each Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

Each Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES


Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Each Fund contemplates declaring as dividends each year all or substantially all of its net taxable investment income. Distributions attributable to the net capital gain of a Fund, if any, will be taxable to you as long-term capital gain, regardless of how long you have held your shares.


The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


The Armada Ohio Municipal Money Market Fund, Armada Pennsylvania Tax Exempt Money Market Fund and Armada Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as distributions that are derived from occasional taxable investments or from capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.


You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES


You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2003 and is incorporated by reference into the Statement of Additional Information.

On June 16, 2000, the Parkstone Treasury Fund was reorganized into the similarly managed Armada Treasury Plus Money Market Fund. In connection with this reorganization, the Armada Treasury Plus Money Market Fund adopted the financial highlights, financial statements and performance history of the acquired Parkstone Fund. The Financial Highlights for the Armada Treasury Plus Money Market Fund for the fiscal year ended May 31, 1999 were audited by the former independent auditors to the Parkstone Treasury Fund.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                                                                                                      Ratio of Net
                                                                          Ratio of   Ratio of Net      Ratio of        Investment
        Net Asset              Dividends  Net Asset                       Expenses    Investment     Expenses to        Income to
          Value,       Net     from Net    Value,             Net Assets     to       Income to      Average Net       Average Net
        Beginning  Investment Investment  End of     Total   End of Year  Average     Average Net   Assets (Before   Assets (Before
         of Year     Income     Income     Year     Return     (000)     Net Assets    Assets       Fee Waivers)     Fee Waivers)
GOVERNMENT MONEY MARKET FUND
Class I
2003      $1.00      $0.01+    $(0.01)      $1.00     1.15%  $1,966,487      0.41%       1.16%           0.51%            1.06%
2002       1.00       0.02+     (0.02)       1.00     2.43    2,195,174      0.39        2.31            0.49             2.21
2001       1.00       0.06      (0.06)       1.00     5.88    1,557,596      0.37        5.62            0.52             5.47
2000       1.00       0.05      (0.05)       1.00     5.30      947,831      0.39        5.14            0.55             4.98
1999       1.00       0.05      (0.05)       1.00     4.86    1,094,979      0.42        4.76            0.52             4.66

MONEY MARKET FUND
Class I
2003      $1.00      $0.01+    $(0.01)      $1.00     1.19%  $3,646,585      0.40%       1.19%           0.50%            1.09%
2002       1.00       0.02+     (0.02)       1.00     2.41    3,533,294      0.40        2.33            0.50             2.23
2001       1.00       0.06      (0.06)       1.00     5.96    3,342,689      0.38        5.78            0.53             5.63
2000       1.00       0.05      (0.05)       1.00     5.41    2,342,230      0.40        5.29            0.56             5.13
1999       1.00       0.05      (0.05)       1.00     4.96    2,133,839      0.42        4.82            0.52             4.72

OHIO MUNICIPAL MONEY MARKET FUND
Class I
2003      $1.00      $0.01+    $(0.01)      $1.00     1.06%    $262,692      0.32%       1.05%           0.52%            0.85%
2002       1.00       0.02+     (0.02)       1.00     1.77      185,180      0.31        1.72            0.51             1.52
2001       1.00       0.04      (0.04)       1.00     3.71      176,937      0.33        3.62            0.58             3.37
2000       1.00       0.03      (0.03)       1.00     3.28      129,475      0.35        3.26            0.61             3.00
1999 1     1.00       0.02      (0.02)       1.00     2.01       99,342      0.35        2.77            0.55             2.57

  + Per share amounts calculated using the average shares outstanding method.
(1) Ohio Municipal Money Market Fund Class I commenced operations on September 15, 1998. All ratios, excluding total return, for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                                                                                                      Ratio of Net
                                                                          Ratio of   Ratio of Net      Ratio of        Investment
        Net Asset              Dividends  Net Asset                       Expenses    Investment     Expenses to        Income to
          Value,       Net     from Net    Value,             Net Assets     to       Income to      Average Net       Average Net
        Beginning  Investment Investment  End of     Total   End of Year  Average     Average Net   Assets (Before   Assets (Before
         of Year     Income     Income     Year     Return     (000)     Net Assets    Assets       Fee Waivers)     Fee Waivers)
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
Class I
2003      $1.00      $0.01+    $(0.01)    $1.00      1.07%   $100,585       0.30%       1.06%           0.55%            0.81%
2002       1.00       0.02+     (0.02)     1.00      1.76     112,169       0.34        1.69            0.59             1.44
2001       1.00       0.04      (0.04)     1.00      3.65      99,711       0.35        3.61            0.65             3.31
2000       1.00       0.03      (0.03)     1.00      3.31      94,299       0.33        3.26            0.64             2.95
1999       1.00       0.03      (0.03)     1.00      2.92      77,214       0.34        2.82            0.59             2.57
TAX EXEMPT MONEY MARKET FUND
Class I
2003      $1.00      $0.01+    $(0.01)    $1.00      1.04%    $545,100      0.31%       1.03%           0.51%            0.83%
2002       1.00       0.02+     (0.02)     1.00      1.74      539,093      0.30        1.70            0.50             1.50
2001       1.00       0.04      (0.04)     1.00      3.67      565,973      0.28        3.61            0.53             3.36
2000       1.00       0.03      (0.03)     1.00      3.30      327,185      0.32        3.24            0.58             2.98
1999       1.00       0.03      (0.03)     1.00      3.00      434,178      0.30        2.92            0.50             2.72
TREASURY MONEY MARKET FUND
Class I
2003      $1.00      $0.01+    $(0.01)    $1.00      1.07%    $636,837      0.41%       1.04%           0.46%            0.99%
2002       1.00       0.02+     (0.02)     1.00      2.23      468,283      0.40        2.12            0.45             2.07
2001       1.00       0.05      (0.05)     1.00      5.39      365,605      0.43        5.24            0.53             5.14
2000       1.00       0.05      (0.05)     1.00      4.75      409,169      0.42        4.65            0.53             4.54
1999       1.00       0.04      (0.04)     1.00      4.39      346,092      0.41        4.35            0.46             4.30
TREASURY PLUS MONEY MARKET FUND
Class I
2003      $1.00      $0.01+    $(0.01)    $1.00      1.02%    $232,768      0.47%       0.99%           0.47%            0.99%
2002       1.00       0.02+     (0.02)     1.00      2.19      186,114      0.48        2.23            0.48             2.23
2001       1.00       0.05      (0.05)     1.00      5.62      231,317      0.47        5.43            0.52             5.38
2000       1.00       0.05      (0.05)     1.00      4.90      227,447      0.56        4.77            0.60             4.73
1999       1.00       0.05      (0.05)     1.00      4.61      269,534      0.58        4.52            0.68             4.42

+ Per share amounts calculated using the average shares outstanding method.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114


DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406


LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance and
Retired Co-Chairman, Ernst & Young                           Dean Emeritus, Gatton College of Business and
Director:                                                    Economics, University of Kentucky
Commercial Metals Company
Strategic Distribution, Inc.                            GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
HERBERT R. MARTENS, JR.                                    General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                               KATHLEEN A. OBERT
   National City Corporation                            Chairman and Chief Executive Officer,
Chairman and Chief Executive                               Edward Howard & Co.
   Officer, NatCity Investments, Inc.

JOHN G. BREEN                                           J. WILLIAM PULLEN
Retired Chairman and CEO,                               President and Chief Executive Officer,
   The Sherwin Williams Co.                                Whayne Supply Company
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.


ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

         The Armada Funds Trustees also serve as Trustees of The Armada
                                Advantage Fund.


                                                                 [SAILBOAT LOGO]
                                                                       ARMADA(R)
                                                                           FUNDS
                                                             WWW.ARMADAFUNDS.COM

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

  [SAILBOAT LOGO]
     ARMADA(R)
        FUNDS

WWW.ARMADAFUNDS.COM

Armada Funds' Investment Company Act registration number is 811-4416.

                             ARMADA FUNDS PROSPECTUS
                                    R SHARES

                                 OCTOBER 1, 2003


                                  EQUITY FUNDS
                            INTERNATIONAL EQUITY FUND
                           LARGE CAP CORE EQUITY FUND
                              LARGE CAP GROWTH FUND
                              LARGE CAP ULTRA FUND
                              LARGE CAP VALUE FUND
                               MID CAP GROWTH FUND
                               S&P 500 INDEX FUND
                               SMALL CAP CORE FUND
                              SMALL CAP GROWTH FUND
                              SMALL CAP VALUE FUND
                            SMALL/MID CAP VALUE FUND
                             TAX MANAGED EQUITY FUND



                             ASSET ALLOCATION FUNDS
                           AGGRESSIVE ALLOCATION FUND
                            BALANCED ALLOCATION FUND
                          CONSERVATIVE ALLOCATION FUND



                               FIXED INCOME FUNDS
                                    BOND FUND
                             INTERMEDIATE BOND FUND
                           LIMITED MATURITY BOND FUND
                           TOTAL RETURN ADVANTAGE FUND
                              ULTRA SHORT BOND FUND
                           U.S. GOVERNMENT INCOME FUND



                               MONEY MARKET FUNDS
                                MONEY MARKET FUND

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
    FUNDS

WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS



Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class R Shares of the Funds before investing. To obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

                                                                           PAGE
                                                                           ----


ARMADA INTERNATIONAL EQUITY FUND............................................2

ARMADA LARGE CAP CORE EQUITY FUND...........................................4

ARMADA LARGE CAP GROWTH FUND................................................6

ARMADA LARGE CAP ULTRA FUND.................................................8

ARMADA LARGE CAP VALUE FUND................................................10

ARMADA MID CAP GROWTH FUND.................................................12

ARMADA S&P 500 INDEX FUND..................................................14

ARMADA SMALL CAP CORE FUND.................................................16

ARMADA SMALL CAP GROWTH FUND...............................................18

ARMADA SMALL CAP VALUE FUND................................................20

ARMADA SMALL/MID CAP VALUE FUND............................................22

ARMADA TAX MANAGED EQUITY FUND.............................................24

ARMADA AGGRESSIVE ALLOCATION FUND..........................................32

ARMADA BALANCED ALLOCATION FUND............................................36

ARMADA CONSERVATIVE ALLOCATION FUND........................................40

ARMADA BOND FUND...........................................................46

ARMADA INTERMEDIATE BOND FUND..............................................48

ARMADA LIMITED MATURITY BOND FUND..........................................50

ARMADA TOTAL RETURN ADVANTAGE FUND.........................................52

ARMADA ULTRA SHORT BOND FUND...............................................54

ARMADA U.S. GOVERNMENT INCOME FUND.........................................56

ARMADA MONEY MARKET FUND...................................................62

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.....................65

MORE INFORMATION ABOUT FUND INVESTMENTS....................................68

INVESTMENT ADVISER AND INVESTMENT TEAMS....................................72

DIVIDENDS AND TAXES........................................................80

FINANCIAL HIGHLIGHTS.......................................................82

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Except for the Money Market Fund, each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS


ARMADA INTERNATIONAL EQUITY FUND


FUND SUMMARY


INVESTMENT GOAL                          Capital appreciation

PRINCIPAL INVESTMENT STRATEGY            Investing in common stocks of issuers
                                         located in at least three foreign
                                         countries

PRINCIPAL RISKS                          Market risk, foreign risk, multi-
                                         national companies risk, country risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investments purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

1998      1999       2000       2001        2002
19.53%    49.71%     -17.09%    -25.52%     -19.20%

Best Quarter      36.05%   (12/31/99)
Worst Quarter     -19.96%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 6.01%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE MSCI EAFE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

---------------------------------------------- --------------- ---------------- ------------------- -------------------
CLASS A SHARES                                    1 YEAR          5 YEARS         SINCE INCEPTION    DATE OF INCEPTION
---------------------------------------------- --------------- ---------------- ------------------- -------------------
Armada International Equity Fund                                                                          8/1/97
     Returns Before Taxes                         -23.62%          -3.34%             -4.40%
     Returns After Taxes on Distributions         -23.68%          -3.75%             -4.78%
     Returns After Taxes on Distributions
     and Sale of Fund Shares                      -14.50%          -2.50%             -3.40%
---------------------------------------------- --------------- ---------------- ------------------- -------------------
MSCI EAFE Index 1
(reflects no deductions for fees, expenses
or taxes                                          -15.94%          -2.89%             -4.53%          Since 7/31/97
---------------------------------------------- --------------- ---------------- ------------------- -------------------

1 The Morgan Stanley Capital International Europe, Australasia and Far East
  (MSCI EAFE) Index is an unmanaged index comprising 21 MSCI country indices, representing developed markets outside of North America.

FUND FEES AND EXPENSES
See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP CORE EQUITY FUND
(FORMERLY KNOWN AS THE "ARMADA CORE EQUITY FUND")

FUND SUMMARY

INVESTMENT GOAL                             Capital appreciation

PRINCIPAL INVESTMENT STRATEGY               Investing in common stocks of large
                                            cap companies

PRINCIPAL RISK                              Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. The Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth rate of 10% or more, with no losses during the last five years; (2) common stocks with price-to-earnings ratios at least 20% below the average of the companies included in the S&P 500 Composite Stock Price Index; and (3) common stocks that pay dividends at a rate at least 20% above the average of the companies included in the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

1998       1999       2000     2001       2002
31.99%     19.72%     1.45%    -14.49%    -20.44%

Best Quarter      25.04%   (12/31/98)
Worst Quarter     -17.62   (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 10.20%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------- ------------- -------------- ---------------- -----------------
CLASS A SHARES                                   1 YEAR        5 YEARS     SINCE INCEPTION  DATE OF INCEPTION
--------------------------------------------- ------------- -------------- ---------------- -----------------
Armada Large Cap Core Equity Fund                                                                8/1/97

     Returns Before Taxes                       -24.79%         0.60%           1.06%
     Returns After Taxes on Distributions       -24.94%        -0.52%          -0.00%
     Returns After Taxes on Distributions
     and Sale of Fund Shares                    -15.22%         0.56%           0.92%
--------------------------------------------- ------------- -------------- ---------------- -----------------
S&P 500 Composite Stock Price Index 1
(reflects no deductions for fees, expenses
or taxes)                                       -22.10%        -0.59%          -0.10%        Since 7/31/97
--------------------------------------------- ------------- -------------- ---------------- -----------------

1 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS


ARMADA LARGE CAP GROWTH FUND
(FORMERLY KNOWN AS THE "ARMADA EQUITY GROWTH FUND")


FUND SUMMARY

INVESTMENT GOAL                             Capital appreciation

PRINCIPAL INVESTMENT STRATEGY               Investing in growth-oriented common
                                            stocks of large cap companies

PRINCIPAL RISK                              Market risk

PRINCIPAL INVESTMENT STRATEGIES


The Armada Large Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

1993       1994       1995     1996       1997
-0.47%     -0.94%     28.51%   19.98%     36.34%

1998       1999       2000     2001       2002
28.74%     22.66%     -5.48%   -16.53%    -28.39%

Best Quarter      22.85%    (12/31/98)
Worst Quarter     -16.15%   (3/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 7.81%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.



------------------------------------------------------------------- ---------------- -------------- -----------------
CLASS A SHARES                                                            1 YEAR        5 YEARS         10 YEARS
------------------------------------------------------------------- ---------------- -------------- -----------------
Armada Large Cap Growth Fund
     Returns Before Taxes                                               -32.32%         -3.36%           5.74%
     Returns After Taxes on Distributions                               -32.34%         -3.87%           4.16%
     Returns After Taxes on Distributions and Sale of Fund Shares       -19.84%         -2.62%           4.20%
------------------------------------------------------------------- ---------------- -------------- -----------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees, expenses or taxes)                     -22.10%         -0.59%           9.34%
------------------------------------------------------------------- ---------------- -------------- -----------------

1 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP ULTRA FUND

FUND SUMMARY

INVESTMENT GOAL                           Capital appreciation

PRINCIPAL INVESTMENT STRATEGY             Investing in growth-oriented common
                                          stocks of large cap companies

PRINCIPAL RISK                            Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in a diversified portfolio of common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

Performance information before June 10, 2000 represents performance of the Parkstone Large Capitalization Fund which was reorganized into the Armada Large Cap Ultra Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

1997      1998       1999       2000        2001          2002
28.76%    42.37%     28.53%     -17.03%     -23.08%       -32.75%


Best Quarter      25.49%   (12/31/98)
Worst Quarter     -21.10%  (3/31/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 4.00%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------- -------------- ---------------- ------------------ --------------------
CLASS A SHARES                                     1 YEAR          5 YEARS       SINCE INCEPTION    DATE OF INCEPTION
----------------------------------------------- -------------- ---------------- ------------------ --------------------
Armada Large Cap Ultra Fund                                                                              2/1/96
     Returns Before Taxes                          -36.43%         -5.79%             1.90%
     Returns After Taxes on Distributions          -36.43%         -7.41%             0.25%
     Returns After Taxes on Distributions and
     Sale of Fund Shares                           -22.37%         -3.64%             2.29%
----------------------------------------------- -------------- ---------------- ------------------ --------------------
Russell 1000 Growth Index 1
(reflects no deduction for fees, expenses
or taxes)                                          -27.88%         -3.84%             3.61%           Since 1/31/96
----------------------------------------------- -------------- ---------------- ------------------ --------------------

1 The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES
See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                           Capital appreciation

PRINCIPAL INVESTMENT STRATEGY             Investing in value-oriented common
                                          stocks of large cap companies

PRINCIPAL RISK                            Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

1995     1996     1997     1998     1999
27.37%   17.89%   28.87%   9.77%    -0.25%

2000     2001     2002
11.30%   -4.05%   -15.22%

Best Quarter      12.50%   (6/30/97)
Worst Quarter     -17.98%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 8.48%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 1000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------- ------------- ------------- ------------------ ---------------------
CLASS A SHARES                                     1 YEAR       5 YEARS      SINCE INCEPTION    DATE OF INCEPTION
----------------------------------------------- ------------- ------------- ------------------ ---------------------
Armada Large Cap Value Fund                                                                          8/22/94
     Returns Before Taxes                         -19.87%        -1.30%           7.12%
     Returns After Taxes on Distributions         -20.27%        -2.43%           5.60%
     Returns After Taxes on Distributions and
     Sale of Fund Shares                          -12.15%        -1.29%           5.34%
----------------------------------------------- ------------- ------------- ------------------ ---------------------
Russell 1000 Value Index 1
(reflects no deduction for fees, expenses
or taxes)                                         -15.52%        1.16%           10.47%           Since 8/31/94
----------------------------------------------- ------------- ------------- ------------------ ---------------------

1 The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES
See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA MID CAP GROWTH FUND



FUND SUMMARY

INVESTMENT GOAL                   Capital appreciation

PRINCIPAL INVESTMENT STRATEGY     Investing in growth-oriented common stocks of
                                  medium-sized companies

PRINCIPAL RISK                    Market risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase between $1 billion and $15 billion.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Armada Mid Cap Growth Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

1993     1994     1995     1996     1997
12.90%   -5.43%   29.58%   18.53%   11.60%

1998     1999     2000     2001     2002
11.04%   45.47%   -8.11%   -19.17%  -31.35%

Best Quarter      34.98%   (12/31/99)
Worst Quarter     -27.16%  (9/30/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 14.05%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL MID CAP GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-------------------------------------------------------------------- ---------------- -------------- ----------------
CLASS A SHARES                                                            1 YEAR         5 YEARS        10 YEARS
-------------------------------------------------------------------- ---------------- -------------- ----------------
Armada Mid Cap Growth Fund
     Returns Before Taxes                                                -35.03%         -4.86%          3.62%
     Returns After Taxes on Distributions                                -35.03%         -8.31%          0.09%
     Returns After Taxes on Distributions and Sale of Fund Shares        -21.51%         -3.02%          3.03%
-------------------------------------------------------------------- ---------------- -------------- ----------------
Russell Midcap Growth Index 1
(reflects no deduction for fees, expenses or taxes)                      -27.41%         -1.82%          6.71%
-------------------------------------------------------------------- ---------------- -------------- ----------------

1 The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest U.S. companies among the largest 1,000 U.S. companies based on market capitalization.

FUND FEES AND EXPENSES
See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA S&P 500 INDEX FUND
(FORMERLY KNOWN AS THE "ARMADA EQUITY INDEX FUND")

FUND SUMMARY

INVESTMENT GOAL                     To approximate, before Fund expenses, the
                                    investment results of the S&P 500 Composite
                                    Stock Price Index

PRINCIPAL INVESTMENT STRATEGY       Investing in stocks that comprise the S&P
                                    500 Composite Stock Price Index


PRINCIPAL RISKS                     Market risk, tracking error risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada S&P 500 Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in stocks of companies included in the S&P 500 Composite Stock Price Index. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The S&P 500 Composite Stock Price Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Stock Price Index in the same relative proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Stock Price Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that by employing certain active management strategies for a small percentage of the Fund's assets, the Fund's net returns after expenses may more closely approximate returns of the S&P 500 Composite Stock Price Index.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

1999       2000       2001     2002
20.28%     -9.45%     -12.47%  -22.57%

Best Quarter      14.65%   (12/31/99)
Worst Quarter     -17.37%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 11.46%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

------------------------------------------------------------ ---------------- ------------------ --------------------
CLASS A SHARES                                                   1 YEAR        SINCE INCEPTION    DATE OF INCEPTION
------------------------------------------------------------ ---------------- ------------------ --------------------
Armada S&P 500 Index Fund                                                                             10/15/98
     Returns Before Taxes                                        -25.45%           -4.19%
     Returns After Taxes on Distributions                        -25.77%           -4.57%
     Returns After Taxes on Distributions and Sale of
     Fund Shares                                                 -15.61%           -3.43%
------------------------------------------------------------ ---------------- ------------------ --------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees, expenses or taxes)              -22.10%           -2.76%          Since 10/15/98
------------------------------------------------------------ ---------------- ------------------ --------------------

1 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by National City Investment Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

FUND FEES AND EXPENSES
See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP CORE FUND

FUND SUMMARY

INVESTMENT GOAL                             Capital appreciation

PRINCIPAL INVESTMENT STRATEGY               Investing in common stocks of small
                                            cap companies

PRINCIPAL RISKS                             Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Core Fund's investment objective is to provide capital appreciation. The Fund intends to achieve its objective by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser will normally invest between 30% and 70% of its assets in the following two types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth rate that is greater than the average growth rate of the companies included in the Russell 2000 Index; and (2) common stocks with price-to-earnings ratios of at least 20% below the average of the companies included in the Russell 2000 Index.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase of up to $3 billion.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in growth-oriented common stocks
                                     of small-cap companies

PRINCIPAL RISKS                      Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

1998     1999     2000     2001     2002
7.28%    35.63%   -15.19%  -8.27%   -39.47%

Best Quarter      36.11%   (12/31/99)
Worst Quarter     -25.82%  (9/30/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 15.81%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

------------------------------------------------ ------------- --------------- ------------------ --------------------
CLASS A SHARES                                      1 YEAR        5 YEARS       SINCE INCEPTION    DATE OF INCEPTION
------------------------------------------------ ------------- --------------- ------------------ --------------------
Armada Small Cap Growth Fund                                                                            8/1/97
     Returns Before Taxes                           -42.78%       -8.32%             -6.53%
     Returns After Taxes on Distributions           -42.78%       -8.74%             -6.94%
     Returns After Taxes on Distributions and
     Sale of Fund Shares                            -26.27%       -6.17%             -4.84%
------------------------------------------------ ------------- --------------- ------------------ --------------------
Russell 2000 Growth Index 1
(reflects no deduction for fees, expenses
or taxes)                                           -30.26%       -6.59%             -5.73%          Since 7/31/97
------------------------------------------------ ------------- --------------- ------------------ --------------------

1 The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S.
companies based on market capitalization.

FUND FEES AND EXPENSES
See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in value-oriented common stocks
                                      of small cap companies

PRINCIPAL RISKS                       Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase up to $3 billion.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

1995     1996     1997     1998     1999    2000
18.41%   22.32%   32.05%   -7.64%   7.65%   33.22%

2001      2002
17.03%    -10.75%

Best Quarter      19.22%   (12/31/01)
Worst Quarter     -17.92%  (9/30/98)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 12.11%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 2000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

---------------------------------------------- ---------------- --------------- ------------------ ------------------
CLASS A SHARES                                      1 YEAR         5 YEARS       SINCE INCEPTION   DATE OF INCEPTION
---------------------------------------------- ---------------- --------------- ------------------ ------------------
Armada Small Cap Value Fund                                                                             8/15/94
     Returns Before Taxes                          -15.65%          5.50%             12.15%
     Returns After Taxes on Distributions          -17.26%          3.44%             9.55%
     Returns After Taxes on Distributions
     and Sale of Fund Shares                        -9.41%          3.58%             8.95%
---------------------------------------------- ---------------- --------------- ------------------ ------------------
Russell 2000 Value Index 1
(reflects no deduction for fees, expenses
or taxes)                                          -11.43%          2.71%             10.37%         Since 7/31/94
---------------------------------------------- ---------------- --------------- ------------------ ------------------

1 The Russell 2000 Value Index is comprised of securities in the Russell 2000 Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES
See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL/MID CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                      Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in value-oriented common stocks
                                     of small cap and mid cap companies

PRINCIPAL RISKS                      Market risk, smaller companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small/Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have small cap or mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $500 million and $5 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap and mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap or mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALLER COMPANIES RISK. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not completed a full calendar year of investment operations as of December 31, 2002.


FUND FEES AND EXPENSES
See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA TAX MANAGED EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                    Capital appreciation, while minimizing the
                                   impact of taxes

PRINCIPAL INVESTMENT STRATEGY      Investing in common stocks using strategies
                                   designed to minimize the impact of taxes

PRINCIPAL RISK                     Market risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while minimizing the impact of taxes on shareholders' returns. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to minimize the realization of taxable gains by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.

The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The performance of Class A Shares of the Fund for the period April 9, 1998 until May 11, 1998, when Class A Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class A Shares of the Fund for the periods prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

1993     1994     1995     1996     1997    1998
1.20%    -1.85%   29.51%   20.64%   39.06%  37.25%

1999     2000     2001     2002
18.77%   -2.47%   -12.87%  -25.44%

Best Quarter      23.02%   (12/31/98)
Worst Quarter     -16.14%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 6.80%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

------------------------------------------- ------------ -------------- ----------- ----------------- -----------------
CLASS A SHARES                                 1 YEAR       5 YEARS      10 YEARS         SINCE           DATE OF
                                                                                     COMMENCEMENT AS   COMMENCEMENT AS
                                                                                     REGISTERED FUND   REGISTERED FUND
------------------------------------------- ------------ -------------- ----------- ----------------- -----------------
Armada Tax Managed Equity Fund                                                                             4/9/98
     Returns Before Taxes                     -29.53%      -0.48% 1       7.74% 1        -3.44%
     Returns After Taxes On Distributions     -29.77%        N/A 2         N/A 2         -3.57%
     Returns After Taxes on Distributions
     and Sale of Fund Shares                  -18.00%        N/A 2         N/A 2         -2.75%
------------------------------------------- ------------ -------------- ----------- ----------------- -----------------
S&P 500 Composite Stock Price Index 3
(reflects no deduction for fees, expenses
or taxes)                                     -22.10%       -0.59%         9.34%         -3.31%        Since 3/31/98
------------------------------------------- ------------ -------------- ----------- ----------------- -----------------

1 Performance for periods prior to the Fund's commencement of operations as a registered mutual fund reflects performance of the predecessor common trust fund described above.
2 After-tax returns for periods prior to commencement of operations as a registered mutual fund are not available.
3 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES
See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                      INTERNATIONAL EQUITY FUND    LARGE CAP CORE EQUITY FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                             None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                                0.75%                         0.75%
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a
percentage of offering price)                                    None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                         None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Exchange Fee                                                     None                         None
---------------------------------------------------- ----------------------------- ----------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                        1.15%                         0.75%
---------------------------------------------------- ----------------------------- ----------------------------
Distribution
(12b-1) Fees                                                    0.60%                         0.60%
---------------------------------------------------- ----------------------------- ----------------------------
Other Expenses                                                  0.18%                         0.14%
---------------------------------------------------- ----------------------------- ----------------------------
Total Annual Fund
Operating Expenses                                              1.93%                         1.49%
---------------------------------------------------- ----------------------------- ----------------------------

SHAREHOLDER FEES                                          LARGE CAP GROWTH FUND         LARGE CAP ULTRA FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                             None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                                0.75%                         0.75%
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a
percentage of offering price)                                    None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                         None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Exchange Fee                                                     None                         None
---------------------------------------------------- ----------------------------- ----------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                        0.75%                         0.75%
---------------------------------------------------- ----------------------------- ----------------------------
Distribution
(12b-1) Fees                                                    0.60%                         0.60%
---------------------------------------------------- ----------------------------- ----------------------------
Other Expenses                                                  0.13%                         0.18%
---------------------------------------------------- ----------------------------- ----------------------------
Total Annual Fund
Operating Expenses                                              1.48%                         1.53%
---------------------------------------------------- ----------------------------- ----------------------------

EQUITY FUNDS
FUND FEES & EXPENSES (CONTINUED)

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                     LARGE CAP VALUE FUND           MID CAP GROWTH FUND
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                             None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                                0.75%                         0.75%
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a
percentage of offering price)                                    None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                         None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Exchange Fee                                                     None                         None
---------------------------------------------------- ----------------------------- ----------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                        0.75%                         1.00%
---------------------------------------------------- ----------------------------- ----------------------------
Distribution
(12b-1) Fees                                                    0.60%                         0.60%
---------------------------------------------------- ----------------------------- ----------------------------
Other Expenses                                                  0.13%                         0.20%
---------------------------------------------------- ----------------------------- ----------------------------
Total Annual Fund
Operating Expenses                                              1.48%                         1.80%
---------------------------------------------------- ----------------------------- ----------------------------


SHAREHOLDER FEES                                          S&P 500 INDEX FUND           SMALL CAP CORE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                             None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                                0.75%                         0.75%
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a
percentage of offering price)                                    None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                         None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Exchange Fee                                                     None                         None
---------------------------------------------------- ----------------------------- ----------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees 2                                      0.35%                         1.00%
---------------------------------------------------- ----------------------------- ----------------------------
Distribution
(12b-1) Fees                                                    0.60%                         0.60%
---------------------------------------------------- ----------------------------- ----------------------------
Other Expenses                                                  0.14%                         0.16% 3
---------------------------------------------------- ----------------------------- ----------------------------
Total Annual Fund
Operating Expenses 2                                            1.09%                         1.76%
---------------------------------------------------- ----------------------------- ----------------------------

EQUITY FUNDS

SHAREHOLDER FEES                                        SMALL CAP GROWTH FUND         SMALL CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                             None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                                0.75%                         0.75%
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a
percentage of offering price)                                    None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                         None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Exchange Fee                                                     None                         None
---------------------------------------------------- ----------------------------- ----------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                        1.00%                         1.00%
---------------------------------------------------- ----------------------------- ----------------------------
Distribution
(12b-1) Fees                                                    0.60%                         0.60%
---------------------------------------------------- ----------------------------- ----------------------------
Other Expenses                                                  0.19%                         0.13%
---------------------------------------------------- ----------------------------- ----------------------------
Total Annual Fund
Operating Expenses                                              1.79%                         1.73%
---------------------------------------------------- ----------------------------- ----------------------------


SHAREHOLDER FEES                                       SMALL/MID CAP VALUE FUND      TAX MANAGED EQUITY FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                             None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                                0.75%                         0.75%
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a
percentage of offering price)                                    None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                         None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Exchange Fee                                                     None                         None
---------------------------------------------------- ----------------------------- ----------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                        1.00%                         0.75%
---------------------------------------------------- ----------------------------- ----------------------------
Distribution
(12b-1) Fees                                                    0.60%                         0.60%
---------------------------------------------------- ----------------------------- ----------------------------
Other Expenses                                                  0.16%                         0.15%
---------------------------------------------------- ----------------------------- ----------------------------
Total Annual Fund
Operating Expenses                                              1.76%                         1.50%
---------------------------------------------------- ----------------------------- ----------------------------

1 A contingent deferred sales charge is charged only with respect to Class R Shares redeemed prior to eighteen months from the date of purchase.

2 The Adviser waived a portion of its advisory fees for the S&P 500 Index Fund during the last fiscal year. After this fee waiver, the S&P 500 Index Fund's Investment Advisory Fees were 0.20%. The Adviser expects to continue to waive a portion of its advisory fees for the S&P 500 Index Fund and also expects to waive a portion of its advisory fees for the Small Cap Core Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

FUND                                     ADVISORY FEES    TOTAL EXPENSES
---------------------------------------- ---------------- ------------------
S&P 500 Index Fund                       0.20%            0.94%
Small Cap Core Fund                      0.50%            1.26%

These fee waivers are voluntary and may be revised or discontinued at any time.

3 Other Expenses for the Small Cap Core Fund are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                                 1 YEAR             3 YEARS           5 YEARS            10 YEARS
                                                 ------             -------           -------            --------
INTERNATIONAL EQUITY FUND
    Class R Shares 1                               $271               $606             $1,042              $2,254
    Class R Shares 2                                196                606              1,042               2,254
LARGE CAP CORE EQUITY FUND
    Class R Shares 1                                227                471                813               1,779
    Class R Shares 2                                152                471                813               1,779
LARGE CAP GROWTH FUND
    Class R Shares 1                                226                468                808               1,768
    Class R Shares 2                                151                468                808               1,768
LARGE CAP ULTRA FUND
    Class R Shares 1                                231                483                834               1,824
    Class R Shares 2                                156                483                834               1,824
LARGE CAP VALUE FUND
    Class R Shares 1                                226                468                808               1,768
    Class R Shares 2                                151                468                808               1,768
MID CAP GROWTH FUND
    Class R Shares 1                                258                566                975               2,116
    Class R Shares 2                                183                566                975               2,116
S&P 500 INDEX FUND
    Class R Shares 1                                227                471                813               1,779
    Class R Shares 2                                152                471                813               1,779
SMALL CAP CORE FUND
    Class R Shares 1                                254                554                N/A                 N/A
    Class R Shares 2                                179                554                N/A                 N/A
SMALL CAP GROWTH FUND
    Class R Shares 1                                257                563                970               2,105
    Class R Shares 2                                182                563                970               2,105
SMALL CAP VALUE FUND
     Class R Shares 1                               251                545                939               2,041
     Class R Shares 2                               176                545                939               2,041
SMALL/MID CAP VALUE FUND
    Class R Shares 1                                254                554                954               2,073
    Class R Shares 2                                179                554                954               2,073
TAX MANAGED EQUITY FUND
    Class R Shares 1                                228                474                818               1,791
    Class R Shares 2                                153                474                818               1,791

1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

ASSET ALLOCATION FUNDS

ARMADA AGGRESSIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                 Capital appreciation with current income as a
                                secondary objective

PRINCIPAL INVESTMENT STRATEGY   Investing in a combination of Underlying Armada
                                Funds that, in turn, invest primarily in U.S.
                                and foreign common stocks and, to a lesser extent, in investment-grade fixed income securities and cash equivalents

PRINCIPAL RISKS                 Market risk, interest rate risk, credit risk,
                                prepayment/extension risk, allocation risk, small companies risk, conflicts risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 67.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

                                      2002
                                    -19.08%

Best Quarter        2.32%   (12/31/02)
Worst Quarter     -14.66%    (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 9.52%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

------------------------------------------------------------- ------------------ ----------------- -------------------
CLASS A SHARES                                                     1 YEAR        SINCE INCEPTION   DATE OF INCEPTION
------------------------------------------------------------- ------------------ ----------------- -------------------
Armada Aggressive Allocation Fund                                                                        3/6/01
     Returns Before Taxes                                          -22.93%            -15.44%
     Returns After Taxes on Distributions                          -23.17%            -15.87%
     Returns After Taxes on Distributions and Sale of
     Fund Shares                                                   -14.08%            -12.36%
------------------------------------------------------------- ------------------ ----------------- -------------------
Lehman U.S. Aggregate Bond Index1
(reflects no deduction for fees, expenses or taxes)                 10.25%             8.75%         Since 2/28/01
------------------------------------------------------------- ------------------ ----------------- -------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)                -22.10%            -15.81%        Since 2/28/01
------------------------------------------------------------- ------------------ ----------------- -------------------
Aggressive Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)                -14.12%            -5.99%         Since 2/28/01
------------------------------------------------------------- ------------------ ----------------- -------------------

1 The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
2 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3 The Aggressive Allocation Hybrid Benchmark Index is a blend of 75% S&P 500 Composite Index and 25% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES
See page 43 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ASSET ALLOCATION FUNDS

ARMADA BALANCED ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                           Long-term capital appreciation and
                                          current income

PRINCIPAL INVESTMENT STRATEGY             Investing in a diversified portfolio
                                          of common stocks, investment grade
                                          fixed income securities and cash
                                          equivalents with varying asset
                                          allocations depending on the Adviser's
                                          assessment of market conditions

PRINCIPAL RISKS                           Market risk, allocation risk, small
                                          companies risk, foreign risk, interest
                                          rate risk, credit risk
PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

1999     2000     2001     2002
14.97%   1.51%    -7.08%   -13.89%

Best Quarter      16.10%   (12/31/99)
Worst Quarter     -10.97%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 8.82%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-------------------------------------------------------------- ----------------- ---------------- --------------------
CLASS A SHARES                                                      1 YEAR       SINCE INCEPTION   DATE OF INCEPTION
-------------------------------------------------------------- ----------------- ---------------- --------------------
Armada Balanced Allocation Fund                                                                         7/31/98
     Returns Before Taxes                                           -17.95%           -0.80%
     Returns After Taxes on Distributions                           -18.52%           -2.45%
     Returns After Taxes on Distributions and Sale of Fund          -11.01%           -1.13%
-------------------------------------------------------------- ----------------- ---------------- --------------------
Lehman U.S. Aggregate Bond Index 1 (reflects no deduction
for fees, expenses or taxes)                                         10.25%            7.59%          Since 7/31/98
-------------------------------------------------------------- ----------------- ---------------- --------------------
S&P 500 Composite Stock Price Index 2 (reflects no deduction
for feex, expenses or taxes)                                        -22.10%           -4.03%          Since 7/31/98
-------------------------------------------------------------- ----------------- ---------------- --------------------
Balanced Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)                  -9.32%            0.62%          Since 7/31/98
-------------------------------------------------------------- ----------------- ---------------- --------------------

1 The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
2 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3 The Balanced Allocation Hybrid Benchmark Index is a blend of 60% S&P 500 Composite Stock Price Index and 40% Lehman Aggregate Bond Index, as calculated by the Adviser.


FUND FEES AND EXPENSES
See page 43 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ASSET ALLOCATION FUNDS

ARMADA CONSERVATIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                         Current income and moderate capital
                                        appreciation consistent with
                                        preservation of capital

PRINCIPAL INVESTMENT STRATEGY           Investing in a combination of Underlying
                                        Armada Funds that, in turn, invest
                                        primarily in investment-grade fixed
                                        income securities and, to a lesser
                                        extent, in U.S. and foreign common
                                        stocks and cash equivalents

PRINCIPAL RISKS                         Market risk, interest rate risk, credit
                                        risk, prepayment/extension risk,
                                        allocation risk, small companies risk,
                                        conflicts risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 67.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's asset in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                        2002
                                       -6.05%

Best Quarter       1.46%    (12/31/02)
Worst Quarter     -4.97%     (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 6.77%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-------------------------------------------------------------- -------------- -------------------- -------------------
CLASS A SHARES                                                    1 YEAR        SINCE INCEPTION    DATE OF INCEPTION
-------------------------------------------------------------- -------------- -------------------- -------------------
Armada Conservative Allocation Fund                                                                      3/6/01
     Returns Before Taxes                                         -10.52%            -5.60%
     Returns After Taxes on Distributions                         -11.15%            -6.50%
     Returns After Taxes on Distributions and Sale of
     Fund Shares                                                   -6.45%            -4.88%
-------------------------------------------------------------- -------------- -------------------- -------------------
Lehman Intermediate U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or taxes)                 9.84%             8.75%           Since 2/28/01
-------------------------------------------------------------- -------------- -------------------- -------------------
S&P Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)               -22.10%           -15.81%           Since 2/28/01
-------------------------------------------------------------- -------------- -------------------- -------------------
Conservative Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)                -1.34%            0.15%           Since 2/28/01
-------------------------------------------------------------- -------------- -------------------- -------------------

1 The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate term bonds.
2 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3 The Conservative Allocation Hybrid Benchmark Index is a blend of 35% S&P 500 Composite Index and 65% Lehman U.S. Government/Credit Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES
See page 43 for a description of the fees and expenses that you may pay if you buy and hold Fund shares

ASSET ALLOCATION FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                       AGGRESSIVE ALLOCATION FUND    BALANCED ALLOCATION FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                             None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value)1                                 0.75%                         0.75%
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a
percentage of offering price)                                    None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                         None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Exchange Fee                                                     None                         None
---------------------------------------------------- ----------------------------- ----------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                        0.25% 2                       0.75%
---------------------------------------------------- ----------------------------- ----------------------------
Distribution
(12b-1) Fees                                                    0.60%                         0.60%
---------------------------------------------------- ----------------------------- ----------------------------
Other Expenses                                                  0.22%                         0.20%
---------------------------------------------------- ----------------------------- ----------------------------
Total Annual Fund
Operating Expenses                                              1.07% 2                       1.55%
---------------------------------------------------- ----------------------------- ----------------------------
Indirect Underlying Fund Expenses                               1.00% 3                       N/A
---------------------------------------------------- ----------------------------- ----------------------------
Total Fund Operating and Indirect Expenses                      2.07% 3                       N/A
---------------------------------------------------- ----------------------------- ----------------------------



ASSET ALLOCATION FUNDS

SHAREHOLDER FEES                                    CONSERVATIVE ALLOCATION FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                             None
---------------------------------------------------- -----------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value)1                                 0.75%
---------------------------------------------------- -----------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a
percentage of offering price)                                    None
---------------------------------------------------- -----------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                         None
---------------------------------------------------- -----------------------------
Exchange Fee                                                     None
---------------------------------------------------- -----------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                        0.25% 2
---------------------------------------------------- -----------------------------
Distribution
(12b-1) Fees                                                    0.60%
---------------------------------------------------- -----------------------------
Other Expenses                                                  0.22%
---------------------------------------------------- -----------------------------
Total Annual Fund
Operating Expenses                                              1.07% 2
---------------------------------------------------- -----------------------------
Indirect Underlying Fund Expenses 3                             0.77%
---------------------------------------------------- -----------------------------
Total Fund Operating and Indirect Expenses 3                    1.84%
---------------------------------------------------- -----------------------------

1 A contingent deferred sales charge is charged only with respect to Class R Shares redeemed prior to eighteen months from the date of purchase.
2 The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees were 0.00%. The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                          ADVISORY         TOTAL
                                            FEES          EXPENSES
  Aggressive Allocation Fund                0.00%          1.34%
  Conservative Allocation Fund              0.00%          0.95%

 These fee waivers are voluntary and may be revised or discontinued at any time.

3 Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.40% to 1.29% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest.

The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:


                                         Aggressive              Conservative
      FUND                             Allocation Fund         Allocation Fund
      Large Cap Ultra Fund                  16.87%                  8.33%
      Large Cap Value Fund                  25.08%                 12.39%
      Small Cap Growth Fund                 18.74%                  9.25%
      Small Cap Value Fund                  18.87%                  9.31%
      Bond Fund                             19.92%                  0.00%
      Intermediate Bond Fund                 0.00%                 59.62%
      Money Market Fund                      0.51%                  1.11%

  The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

  Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:

      Aggressive Allocation Fund                  0.82%
      Conservative Allocation Fund                0.82%


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."


EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
                                   ------     -------      -------     --------
AGGRESSIVE ALLOCATION FUND*
    Class R Shares 1               $288        $658        $1,129      $2,431
    Class R Shares 2                213         658         1,129       2,431
BALANCED ALLOCATION FUND
    Class R Shares 1                233         490           845       1,845
    Class R Shares 2                158         490           845       1,845
CONSERVATIVE ALLOCATION FUND*
    Class R Shares 1                263         582         1,001       2,169
    Class R Shares 2                188         582         1,001       2,169
*The examples for the Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.

1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

FIXED INCOME FUNDS

ARMADA BOND FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income as well as preservation of
                                    capital

PRINCIPAL INVESTMENT STRATEGY       Investing in a diversified portfolio of
                                    investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS                     Market risk, interest rate risk, prepayment/
                                    extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Armada Bond Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


         CALENDAR YEAR TOTAL RETURNS

1993     1994     1995     1996     1997
9.84%    -3.68%   17.13%   3.11%    9.12%

1998     1999     2000     2001     2002
7.27%    -2.04%   7.30%    7.26%    9.71%

Best Quarter      4.44%    (9/30/02)
Worst Quarter     -1.44%   (6/30/99)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 3.46%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

----------------------------------------------------------- -------------------- ------------------- -----------------
CLASS A SHARES                                                    1 YEAR              5 YEARS            10 YEARS
----------------------------------------------------------- -------------------- ------------------- -----------------
Armada Bond Fund
     Returns Before Taxes                                          4.48%               4.79%              5.83%
     Returns After Taxes on Distributions                          2.62%               2.52%              3.23%
     Returns After Taxes on Distributions and Sale of
     Fund Shares                                                   2.70%               2.66%              3.31%
----------------------------------------------------------- -------------------- ------------------- -----------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or taxes)                10.25%              7.55%              8.49%
----------------------------------------------------------- -------------------- ------------------- -----------------

1 The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

FUND FEES AND EXPENSES
See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                    High current income as well as preservation
                                   of capital

PRINCIPAL INVESTMENT STRATEGY      Investing in investment grade fixed income
                                   securities, while maintaining a dollar-
                                   weighted average maturity of between three and ten years

PRINCIPAL RISKS                    Market risk, interest rate risk, prepayment/
                                   extension risk, credit risk, foreign risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. Governmental obligations include securities issued by the U.S. government, its agencies and instrumentalities, as well as obligations of foreign governments. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

1993     1994     1995     1996     1997    1998
10.18%   -4.78%   15.39%   2.77%    6.67%   7.44%

1999     2000     2001     2002
-0.37%   6.52%    7.60%    9.67%

Best Quarter      5.33%    (6/30/95)
Worst Quarter     -3.34%   (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 3.67%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------- ------------- --------------- ----------------
CLASS A SHARES                                                          1 YEAR        5 YEARS         10 YEARS
-------------------------------------------------------------------- ------------- --------------- ----------------
Armada Intermediate Bond Fund
     Returns Before Taxes                                                4.42%         5.08%            5.45%
     Returns After Taxes on Distributions                                2.69%         2.87%            3.11%
     Returns After Taxes on Distributions and Sale of Fund Shares        2.66%         2.93%            3.40%
-------------------------------------------------------------------- ------------- --------------- ----------------
Lehman Intermediate U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or taxes)                      9.84%         7.48%            7.08%
-------------------------------------------------------------------- ------------- --------------- ----------------

1 The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate-term bonds.

FUND FEES AND EXPENSES
See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT GOAL                          Current income as well as preservation
                                         of capital

PRINCIPAL INVESTMENT STRATEGY            Investing in investment grade fixed
                                         income securities, while maintaining a
                                         dollar-weighted average maturity of
                                         between one and five years

PRINCIPAL RISKS                          Market risk, interest rate risk,
                                         prepayment/extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains an average dollar-weighted portfolio maturity of between one and five years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

1995     1996     1997     1998     1999
7.60%    5.18%    6.33%    6.58%    3.15%

2000     2001     2002
4.39%    9.03%    5.09%

Best Quarter       3.59%    (3/31/01)
Worst Quarter     -0.34%   (12/31/00)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 1.75%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

---------------------------------------------------- ------------- -------------- ---------------- -------------------
CLASS A SHARES                                          1 YEAR        5 YEARS     SINCE INCEPTION  DATE OF INCEPTION
---------------------------------------------------- ------------- -------------- ---------------- -------------------
Armada Limited Maturity Bond Fund                                                                        9/9/94
     Returns Before Taxes                                2.24%        5.05%            5.47%
     Returns After Taxes on Distributions                0.80%        2.88%            3.17%
     Returns After Taxes on Distributions and Sale
     of Fund Shares                                      1.35%        2.94%            3.21%
---------------------------------------------------- ------------- -------------- ---------------- -------------------
Merrill Lynch 1-3 Year U.S. Corporate/Government
Index 1 (reflects no deduction for fees, expenses
or taxes)                                                8.71%        6.61%            6.65%         Since 8/31/94
---------------------------------------------------- ------------- -------------- ---------------- -------------------

1 The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

FUND FEES AND EXPENSES
See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

INVESTMENT GOAL                           Current income as well as preservation
                                          of capital

PRINCIPAL INVESTMENT STRATEGY             Investing in investment grade fixed
                                          income securities, while maintaining
                                          an dollar-weighted average maturity of
                                          between four and twelve years

PRINCIPAL RISKS                           Market risk, credit risk, interest
                                          rate risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders.

The Fund normally maintains an average dollar-weighted maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentatilites are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

1995     1996     1997     1998     1999     2000
18.37%   2.86%    8.54%    8.68%    -3.21%   12.33%

2001     2002
7.01%    10.81%

Best Quarter       6.28%    (6/30/95)
Worst Quarter     -2.58%    (3/31/96)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 5.13%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------- ------------- ------------- ------------------- --------------------
CLASS A SHARES                                       1 YEAR       5 YEARS      SINCE INCEPTION     DATE OF INCEPTION
------------------------------------------------- ------------- ------------- ------------------- --------------------
Armada Total Return Advantage Fund                                                                       9/6/94
     Returns Before Taxes                            5.53%         5.94%            6.96%
     Returns After Taxes on Distributions            3.26%         3.56%            4.19%
     Returns After Taxes on Distributions and
     Sale of Fund Sharse                             3.48%         3.55%            4.16%
------------------------------------------------- ------------- ------------- ------------------- --------------------
Lehman U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or
taxes)                                               9.84%         7.48%            7.58%             Since 8/31/94
------------------------------------------------- ------------- ------------- ------------------- --------------------

1 The Lehman U.S. Government/Credit Bond Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.

FUND FEES AND EXPENSES
See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA ULTRA SHORT BOND FUND
(FORMERLY KNOWN AS THE "ARMADA SHORT DURATION BOND FUND")

FUND SUMMARY

INVESTMENT GOAL                             High current income while preserving
                                            capital

PRINCIPAL INVESTMENT STRATEGY               Investing in high-quality fixed
                                            income securities with an average
                                            maturity of nine to fifteen months

PRINCIPAL RISKS                             Market risk, credit risk, interest
                                            rate risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES

The Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell.

Due to its investment strategy, the Fund will buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not completed a full calendar year of investment operations as of December 31, 2002.

FUND FEES AND EXPENSES
See page 59 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA U.S. GOVERNMENT INCOME FUND

FUND SUMMARY

INVESTMENT GOAL                           Current income as well as preservation
                                          of capital

PRINCIPAL INVESTMENT STRATEGY             Investing in mortgage-related
                                          securities issued or guaranteed by the
                                          U.S. government

PRINCIPAL RISKS                           Market risk, interest rate risk,
                                          prepayment/extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Armada U.S. Government Income Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

1993     1994     1995     1996     1997    1998
7.41%    -0.70%   13.50%   4.54%    7.87%   6.83%

1999     2000     2001     2002
0.95%    10.00%   7.35%    7.92%

Best Quarter      3.88%    (6/30/95)
Worst Quarter     -1.13%   (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 1.30%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------ ------------- --------------- ---------------
CLASS A SHARES                                                              1 YEAR        5 YEARS         10 YEARS
------------------------------------------------------------------------ ------------- --------------- ---------------
Armada U.S. Government Income Fund
     Returns Before Taxes                                                   2.75%          5.54%           5.97%
     Returns After Taxes on Distributions                                   0.83%          3.23%           3.23%
     Returns After Taxes on Distributions and Sale of Fund Shares           1.65%          3.24%           3.33%
------------------------------------------------------------------------ ------------- --------------- ---------------
Lehman Mortgage-Backed Securities Index 1
(reflects no deduction for fees, expenses or taxes)                         8.69%          7.33%           7.08%
------------------------------------------------------------------------ ------------- --------------- ---------------

1 The Lehman Mortgage-Backed Securities Index is a widely-recognized index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.

FUND FEES AND EXPENSES
See page 59 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                              BOND FUND                INTERMEDIATE BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                             None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                                0.75%                         0.75%
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a
percentage of offering price)                                    None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                         None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Exchange Fee                                                     None                         None
---------------------------------------------------- ----------------------------- ----------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                        0.55%                         0.55% 2
---------------------------------------------------- ----------------------------- ----------------------------
Distribution
(12b-1) Fees                                                    0.60%                         0.60%
---------------------------------------------------- ----------------------------- ----------------------------
Other Expenses                                                  0.13%                         0.13%
---------------------------------------------------- ----------------------------- ----------------------------
Total Annual Fund
Operating Expenses                                              1.28%                         1.28% 2
---------------------------------------------------- ----------------------------- ----------------------------


SHAREHOLDER FEES                                       LIMITED MATURITY BOND FUND  TOTAL RETURN ADVANTAGE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                             None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                                0.75%                         0.75%
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a
percentage of offering price)                                    None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                         None                         None
---------------------------------------------------- ----------------------------- ----------------------------
Exchange Fee                                                     None                         None
---------------------------------------------------- ----------------------------- ----------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees 2                                      0.45%                         0.55%
---------------------------------------------------- ----------------------------- ----------------------------
Distribution
(12b-1) Fees                                                    0.60%                         0.60%
---------------------------------------------------- ----------------------------- ----------------------------
Other Expenses                                                  0.14%                         0.14%
---------------------------------------------------- ----------------------------- ----------------------------
Total Annual Fund
Operating Expenses 2                                            1.19%                         1.29%
---------------------------------------------------- ----------------------------- ----------------------------

FIXED INCOME FUNDS

FUND FEES AND EXPENSES (CONTINUED)
SHAREHOLDER FEES                                         ULTRA SHORT BOND FUND      U.S. GOVERNMENT INCOME FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                             None                          None
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                                0.75%                         0.75%
---------------------------------------------------- ----------------------------- ----------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a
percentage of offering price)                                   None                          None
---------------------------------------------------- ----------------------------- ----------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                        None                          None
---------------------------------------------------- ----------------------------- ----------------------------
Exchange Fee                                                    None                          None
---------------------------------------------------- ----------------------------- ----------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                        0.40% 2                       0.55%
---------------------------------------------------- ----------------------------- ----------------------------
Distribution
(12b-1) Fees                                                    0.60%                         0.60%
---------------------------------------------------- ----------------------------- ----------------------------
Other Expenses                                                  0.13% 3                       0.17%
---------------------------------------------------- ----------------------------- ----------------------------
Total Annual Fund
Operating Expenses                                              1.13% 2                       1.32%
---------------------------------------------------- ----------------------------- ----------------------------

1 A contingent deferred sales charge is charged only with respect to Class R Shares redeemed prior to eighteen months from the date of purchase.

2 The Adviser waived a portion of its advisory fees for the Intermediate Bond Fund, Limited Maturity Bond Fund and Total Return Advantage Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees were 0.40%, 0.35% and 0.38% for the Intermediate Bond Fund, Limited Maturity Bond Fund and Total Return Advantage Fund, respectively. The Adviser expects to continue to waive a portion of its advisory fees for these Funds and also expects to waive a portion of its advisory fees for the Ultra Short Bond Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

  FUND                         ADVISORY       TOTAL
                                 FEES        EXPENSES
  Intermediate Bond Fund         0.40%        1.13%
  Limited Maturity Bond Fund     0.35%        1.09%
  Total Return Advantage         0.40%        1.14%
  Ultra Short Bond Fund          0.20%        0.93%

  These fee waivers are voluntary and may be revised or discontinued at any time.

3 Other Expenses for the Ultra Short Bond Fund are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                                 1 YEAR           3 YEARS           5 YEARS           10 YEARS
                                                 ------           -------           -------           --------
------------------------------------------- ----------------- ----------------- ----------------- -----------------
BOND FUND
------------------------------------------- ----------------- ----------------- ----------------- -----------------
    Class R Shares 1                             $205              $406              $702             $1,545
------------------------------------------- ----------------- ----------------- ----------------- -----------------
    Class R Shares 2                              130               406               702              1,545
------------------------------------------- ----------------- ----------------- ----------------- -----------------
INTERMEDIATE BOND FUND
------------------------------------------- ----------------- ----------------- ----------------- -----------------
    Class R Shares 1                              205               406               702              1,545
------------------------------------------- ----------------- ----------------- ----------------- -----------------
    Class R Shares 2                              130               406               702              1,545
------------------------------------------- ----------------- ----------------- ----------------- -----------------
LIMITED MATURITY BOND FUND
------------------------------------------- ----------------- ----------------- ----------------- -----------------
    Class R Shares 1                              196               378               654              1,443
------------------------------------------- ----------------- ----------------- ----------------- -----------------
    Class R Shares 2                              121               378               654              1,443
------------------------------------------- ----------------- ----------------- ----------------- -----------------
TOTAL RETURN ADVANTAGE FUND
------------------------------------------- ----------------- ----------------- ----------------- -----------------
    Class R Shares 1                              206               409               708              1,556
------------------------------------------- ----------------- ----------------- ----------------- -----------------
    Class R Shares 2                              131               409               708              1,556
------------------------------------------- ----------------- ----------------- ----------------- -----------------
ULTRA SHORT BOND FUND
------------------------------------------- ----------------- ----------------- ----------------- -----------------
    Class R Shares 1                              190               359               622              1,375
------------------------------------------- ----------------- ----------------- ----------------- -----------------
    Class R Shares 2                              115               359               622              1,375
------------------------------------------- ----------------- ----------------- ----------------- -----------------
U.S. GOVERNMENT INCOME FUND
------------------------------------------- ----------------- ----------------- ----------------- -----------------
    Class R Shares 1                              209               418               723              1,590
------------------------------------------- ----------------- ----------------- ----------------- -----------------
    Class R Shares 2                              134               418               723              1,590
------------------------------------------- ----------------- ----------------- ----------------- -----------------

1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

MONEY MARKET FUND

ARMADA MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                  High current income consistent with stability
                                 of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY    Investing in a portfolio of high quality short-
                                 term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                  Interest rate risk, credit risk, counterparty
                                 risk, loss risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

LOSS RISK. Although the Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that the Fund will achieve this goal and it is possible that you may lose money by investing in the Fund.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.


                           CALENDAR YEAR TOTAL RETURNS

1993     1994        1995       1996        1997        1998
2.64%    3.88%       5.61%      5.09%       5.22%       5.11%

1999       2000        2001        2002
4.76%      6.05%       3.66%       1.22%

Best Quarter      1.56%    (9/30/00)
Worst Quarter     0.25%    (12/31/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 0.32%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002.

  ------------------ --------- --------- ----------
  CLASS A SHARES     1 YEAR    5 YEARS   10 YEARS
  ------------------ --------- --------- ----------
  Armada Money
  Market Fund        1.22%     4.15%     4.31%
  ------------------ --------- --------- ----------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES
See page 64 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

MONEY MARKET FUND


FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                          MONEY MARKET FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                             None
---------------------------------------------------- ---------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                                0.75%
---------------------------------------------------- ---------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a
percentage of offering price)                                   None
---------------------------------------------------- ---------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                        None
---------------------------------------------------- ---------------------------
Exchange Fee                                                    None
---------------------------------------------------- ---------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees 2                                      0.35%
---------------------------------------------------- ---------------------------
Distribution
(12b-1) Fees                                                    0.60%
---------------------------------------------------- ---------------------------
Other Expenses                                                  0.12%
---------------------------------------------------- ---------------------------
Total Annual Fund
Operating Expenses 2                                            1.07%
---------------------------------------------------- ---------------------------

1 A contingent deferred sales charge is charged only with respect to Class R shares redeemed prior to eighteen months from the date of purchase.

2 The Adviser waived a portion of its advisory fees for the Fund during the last fiscal year. After this fee waiver, the Fund's Investment Advisory Fees were 0.25%. The Adviser expects to continue to waive a portion of its advisory fees during the current fiscal year. After this fee waiver, the Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be 0.25% and 0.97%, respectively. This fee waiver is voluntary and may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

                                     EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
                             ------      -------      -------      --------
MONEY MARKET FUND
    Class R Shares 1         $184         $340         $590        $1,306
    Class R Shares 2          109          340          590         1,306

1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest, (i.e., the Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). The following chart indicates the specific types of investments in which each Fund primarily invests.

------------------------------------------------------------------------------------------------------------------------------------
                                                 Fixed                             High-Yield    Asset-        Mortgage-
                      Equity    Convertible     Income    Government    Repurchase Lower Rated   Backed         Backed      Foreign
                    Securities  Securities    Securities  Securities    Agreements Securities  Securities     Securities  Securities
------------------------------------------------------------------------------------------------------------------------------------
Armada International
Equity Fund              x                                                                                                      x
------------------------------------------------------------------------------------------------------------------------------------
Armada Large Cap
Core Equity Fund         x
------------------------------------------------------------------------------------------------------------------------------------
Armada Large Cap
Growth Fund              x
------------------------------------------------------------------------------------------------------------------------------------
Armada Large Cap
Ultra Fund               x
------------------------------------------------------------------------------------------------------------------------------------
Armada Large Cap
Value Fund               x
------------------------------------------------------------------------------------------------------------------------------------
Armada Mid Cap
Growth Fund              x
------------------------------------------------------------------------------------------------------------------------------------
Armada S&P 500
Index Fund               x
------------------------------------------------------------------------------------------------------------------------------------
Armada Small Cap
Core Fund                x
------------------------------------------------------------------------------------------------------------------------------------
Armada Small Cap
Growth Fund              x
------------------------------------------------------------------------------------------------------------------------------------
Armada Small Cap
Value Fund               x
------------------------------------------------------------------------------------------------------------------------------------
Armada Small/Mid
Cap Value Fund           x
------------------------------------------------------------------------------------------------------------------------------------
Armada Tax
Managed Equity Fund      x
------------------------------------------------------------------------------------------------------------------------------------
Armada Aggressive
Allocation Fund          x                         x           x                                    x              x
------------------------------------------------------------------------------------------------------------------------------------
Armada Balanced
Allocation Fund          x           x             x           x                                    x              x            x
------------------------------------------------------------------------------------------------------------------------------------
Armada Conservative
Allocation Fund          x                         x           x                                    x              x
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 Fixed                             High-Yield    Asset-        Mortgage-
                      Equity    Convertible     Income    Government    Repurchase Lower Rated   Backed         Backed      Foreign
                    Securities  Securities    Securities  Securities    Agreements Securities  Securities     Securities  Securities
------------------------------------------------------------------------------------------------------------------------------------
Armada Bond Fund                                   x           x                                    x              x
------------------------------------------------------------------------------------------------------------------------------------
Armada Intermediate
Bond Fund                                          x           x                                    x              x            x
------------------------------------------------------------------------------------------------------------------------------------
Armada Limited
Maturity Bond Fund                                 x           x                                    x              x
------------------------------------------------------------------------------------------------------------------------------------
Armada Total Return
Advantage Fund                                     x           x                        x           x              x
------------------------------------------------------------------------------------------------------------------------------------
Armada Ultra Short
Bond Fund                                          x           x                                    x              x
------------------------------------------------------------------------------------------------------------------------------------
Armada U.S. Government
Income Fund                                        x           x                                    x              x
------------------------------------------------------------------------------------------------------------------------------------
Armada Money
Market Fund                                        x           x             x
------------------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.


CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:


o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund is offered for sale by and described in this prospectus.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. The Money Market Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes. A Fund will use these strategies only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell aspecific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Stock Price Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.

Armada has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES



The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility.
Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                  EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                          MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
International Equity Fund     Investors seeking capital appreciation who are
                              willing to accept the risks of investing in a fund
                              that invests primarily in common stocks of foreign
                              companies
--------------------------------------------------------------------------------
Large Cap Core Equity Fund    Investors seeking capital appreciation who are
                              willing to accept the risks of investing in a fund
                              that invests primarily in common stocks
--------------------------------------------------------------------------------
Large Cap Growth Fund         Investors seeking capital appreciation who are
                              willing to accept the risks of investing in a fund
                              that invests primarily in common stocks of large
                              cap companies
--------------------------------------------------------------------------------
Large Cap Ultra Fund          Investors seeking capital appreciation who are
                              willing to accept the risks of investing in a fund
                              that invests primarily in growth-oriented common
                              stocks of large cap companies
--------------------------------------------------------------------------------
Large Cap Value Fund          Investors seeking capital appreciation who are
                              willing to accept the risks of investing in a fund
                              that invests primarily in value-oriented common
                              stocks of large cap companies
--------------------------------------------------------------------------------
Mid Cap Growth Fund           Investors seeking capital appreciation who are
                              willing to accept the risks of investing in a fund
                              that invests primarily in growth-oriented common
                              stocks of mid cap companies
--------------------------------------------------------------------------------
S&P 500 Index Fund            Investors seeking returns similar to those of the
                              S&P 500 Composite Stock Price Index who are
                              willing to accept the risks of investing in a fund
                              that invests primarily in common stocks
--------------------------------------------------------------------------------
Small Cap Core Fund           Investors seeking capital appreciation who are
                              willing to accept the risks of investing in a fund
                              that invests primarily in common stocks of small
                              cap companies
--------------------------------------------------------------------------------
Small Cap Growth Fund         Investors seeking capital appreciation who are
                              willing to accept the risks of investing in a fund
                              that invests primarily in growth-oriented common
                              stocks of small cap companies
--------------------------------------------------------------------------------
Small Cap Value Fund          Investors seeking capital appreciation who are
                              willing to accept the risks of investing in a fund
                              that invests primarily in value-oriented common
                              stocks of small cap companies
--------------------------------------------------------------------------------
Small/Mid Cap Value Fund      Investors seeking capital appreciation who are
                              willing to accept the risks of investing in a fund
                              that invests primarily in value-oriented common
                              stocks of small cap and mid cap companies
--------------------------------------------------------------------------------
Tax Managed Equity Fund       Investors seeking capital appreciation who want to
                              minimize the impact of taxes and who are willing
                              to accept the risks of investing in a fund that
                              invests primarily in common stocks
--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                         MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Aggressive Allocation Fund   Investors seeking capital growth with the potential
                              for above average total returns (as measured by
                              the returns of the S&P 500 Composite Stock Price
                              Index) who are willing to accept the risks of
                              investing in a fund that may allocate a high
                              percentage of its assets in Underlying Armada
                              Funds that focus their investments in equity
                              securities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                          MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------

Balanced Allocation Fund      Investors seeking broad diversification by asset
                              class and style to manage risk and provide the
                              potential for above average total returns (as
                              measured by the returns of the S&P 500 Composite
                              Stock Price Index and the Lehman U.S. Aggregate
                              Bond Index)
--------------------------------------------------------------------------------
Conservative Allocation Fund  Investors seeking current income with the potential for above average total returns (as
                              measured by the returns of the Lehman U.S.
                              Aggregate Bond Index) who are willing to accept
                              the risks of investing in a fund that may allocate
                              a high percentage of its assets in Underlying
                              Armada Funds that focus their investments in fixed
                              income securities
--------------------------------------------------------------------------------
                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                          MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Bond Fund                     Investors seeking current income who are willing
                              to accept the risks of investing in a fund that
                              invests primarily in fixed income securities
--------------------------------------------------------------------------------
Intermediate Bond Fund        Investors seeking current income who are willing
                              to accept the risks of investing in a fund that
                              invests primarily in intermediate term fixed
                              income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund    Investors seeking current income who are seeking
                              to minimize share price volatility relative to our
                              other fixed income funds and who are willing to
                              accept the risks of investing in a fund that
                              invests primarily in shorter term fixed income
                              securities
--------------------------------------------------------------------------------
Total Return Advantage Fund   Investors seeking total return with less share
                              price volatility than a fund that invests
                              primarily in equity securities who are willing to
                              accept the risks of investing in a fund that
                              invests primarily in fixed income securities
--------------------------------------------------------------------------------
Ultra Short Bond Fund         Investors seeking high current income but who
                              desire the relative safety of investing in a fund
                              that invests primarily in shorter term investment
                              quality debt securities
--------------------------------------------------------------------------------
U.S. Government Income Fund   Investors seeking current income who are
                              interested in the lower credit risk associated
                              with a fund that invests primarily in U.S.
                              government fixed income securities
--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------
FUND                          MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Money Market Fund             Investors seeking current income and reduced risk
                              through a widely diversified money market portfolio

INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2003, the Adviser had approximately $28 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended May 31, 2003.





------------------------------------------- -------------------------------------------------- ----------------------------------
FUND NAME                                                    MANAGEMENT TEAM                        ADVISORY FEES PAID AS A
                                                                                                PERCENTAGE OF AVERAGE NET ASSETS
                                                                                                    FOR THE FISCAL YEAR ENDED
                                                                                                           MAY 31, 2003
------------------------------------------- -------------------------------------------------- ----------------------------------
International Equity Fund                    International Equity Investment Management Team                1.15%
------------------------------------------- -------------------------------------------------- ----------------------------------
Large Cap Core Equity Fund                       Core Equity Investment Management Team                     0.75%
------------------------------------------- -------------------------------------------------- ----------------------------------
Large Cap Growth Fund                           Growth Equity Investment Management Team                    0.75%
------------------------------------------- -------------------------------------------------- ----------------------------------
Large Cap Ultra Fund                            Growth Equity Investment Management Team                    0.75%
------------------------------------------- -------------------------------------------------- ----------------------------------
Large Cap Value Fund                             Value Equity Investment Management Team                    0.75%
------------------------------------------- -------------------------------------------------- ----------------------------------
Mid Cap Growth Fund                             Growth Equity Investment Management Team                    1.00%
------------------------------------------- -------------------------------------------------- ----------------------------------
S&P 500 Index Fund                               Core Equity Investment Management Team                     0.20%
------------------------------------------- -------------------------------------------------- ----------------------------------
Small Cap Core Fund                              Core Equity Investment Management Team                     1.00% 1
------------------------------------------- -------------------------------------------------- ----------------------------------
Small Cap Growth Fund                           Growth Equity Investment Management Team                    1.00%
------------------------------------------- -------------------------------------------------- ----------------------------------
Small Cap Value Fund                             Value Equity Investment Management Team                    1.00%
------------------------------------------- -------------------------------------------------- ----------------------------------
Small/Mid Cap Value Fund                         Value Equity Investment Management Team                    1.00% 1
------------------------------------------- -------------------------------------------------- ----------------------------------
Tax Managed Equity Fund                         Growth Equity Investment Management Team                    0.75%
------------------------------------------- -------------------------------------------------- ----------------------------------
Aggressive Allocation Fund                     Asset Allocation Investment Management Team                  0.00%
------------------------------------------- -------------------------------------------------- ----------------------------------
Balanced Allocation Fund                       Asset Allocation Investment Management Team                  0.75%
------------------------------------------- -------------------------------------------------- ----------------------------------
Conservative Allocation Fund                   Asset Allocation Investment Management Team                  0.00%
------------------------------------------- -------------------------------------------------- ----------------------------------
Bond Fund                                         Taxable Fixed Income Management Team                      0.55%
------------------------------------------- -------------------------------------------------- ----------------------------------
Intermediate Bond Fund                            Taxable Fixed Income Management Team                      0.40%
------------------------------------------- -------------------------------------------------- ----------------------------------
Limited Maturity Bond Fund                        Taxable Fixed Income Management Team                      0.35%
------------------------------------------- -------------------------------------------------- ----------------------------------
Total Return Advantage Fund                       Taxable Fixed Income Management Team                      0.40%
------------------------------------------- -------------------------------------------------- ----------------------------------
Ultra Short Bond Fund                             Taxable Fixed Income Management Team                      0.40% 1
------------------------------------------- -------------------------------------------------- ----------------------------------
U.S. Government Income Fund                       Taxable Fixed Income Management Team                      0.55%
------------------------------------------- -------------------------------------------------- ----------------------------------
Money Market Fund                                 Taxable Money Market Management Team                      0.25%
------------------------------------------- -------------------------------------------------- ----------------------------------

1 The Small Cap Core Fund was not in operation during the last fiscal year. The Small/Mid Cap Value Fund and Ultra Short Bond Fund were in operation during only a portion of the last fiscal year. The fees shown represent the contractual advisory fee rates that each of these Funds is obligated to pay the Adviser.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class R Shares of the Funds.

         CLASS R SHARES:

         o NO FRONT-END SALES CHARGE

         o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

         o 12B-1 FEES UP TO 0.60% OF NET ASSETS

         o NO MINIMUM INITIAL INVESTMENT FOR QUALIFIED PLANS AND THEIR PARTICIPANTS

         o MINIMUM INITIAL INVESTMENT OF $250 FOR INDIVIDUAL INVESTORS

         o MAXIMUM INITIAL OR SUBSEQUENT INVESTMENT OF $1 MILLION FOR INDIVIDUAL INVESTORS

         o $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

         o DOES NOT CONVERT TO ANY OTHER SHARE CLASS

Class R Shares are generally intended for tax-advantaged investments, including qualified retirement plans (such as 401(k) plans), individual retirement accounts, and tax-advantaged non-retirement accounts (such as Coverdell Education Savings Accounts). Class R Shares may also be available to certain institutional investors (such as charitable or endowment funds) and certain non-qualified retirement plans.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

The Adviser will monitor each Fund's asset size and, subject to approval by Armada's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

RETIREMENT PLAN PARTICIPANTS
If you buy, sell or exchange shares through a retirement plan, the procedures for buying, selling and exchanging shares and account features and policies may be different than those described in this prospectus. Plan participants should contact your plan sponsor or administrator for information regarding procedures for investing in the Funds.

HOW TO PURCHASE FUND SHARES

                            NEW ACCOUNT SET UP                           ADDING TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------------------------------------------
INTERNET                    Visit our site and click on "Open an         You may place your purchase order on our
www.armadafunds.com         Account Online." Or log on to our on         Web Site using your established banking
-------------------         line Forms Center to print or complete       instructions for payment. To authorize
                            an application on line. Mail the             this service, please complete an Account
                            application to the address below. Unless     Change Form or call 1-800-622-FUND
                            you arrange to pay by wire or ACH, write     (3863).
                            your check, payable in U.S. dollars, to
                            "Armada Funds (Fund name)." Armada
                            cannot accept third-party checks,
                            starter checks, credit cards, credit
                            card checks, cash or cash equivalents
                            (i.e., cashier's check, bank draft,
                            money order or traveler's check).
--------------------------------------------------------------------------------------------------------------------
TELEPHONE                   Call our Investor Services Line to           Call our Investor Services Line to
1-800-622-FUND (3863)       obtain an application.                       purchase additional shares. To authorize
                                                                         this service, please complete an Account
                                                                         Change Form or call 1-800-622-FUND
                                                                         (3863).


                            NEW ACCOUNT SET UP                           ADDING TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------------------------------------------
MAIL                        Complete an application and mail it          Make your check payable to "Armada Funds
                            along with a check payable, in U.S.          (Fund Name)." Please include your
                            dollars, to "Armada Funds (Fund Name)."      account number on your check and mail it
                              Armada Funds                               to the address at the left.
                              P.O. Box 8421
                              Boston, MA 02266-8421

                            For overnight delivery mail to:
                              Boston Financial Data Services
                              Attn: Armada Funds
                              66 Brooks Drive
                              Braintree, MA 02184

                            Armada cannot accept third-party checks,
                            starter checks, credit cards, credit
                            card checks, cash or cash equivalents
                            (i.e., cashier's check, bank draft,
                            money order or traveler's check).
--------------------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING          Complete "Bank, Wire & Electronic Funds      A Planned Investment Program can be set
HOUSE ("ACH")               Transfer Instructions" section of the        up to automatically purchase shares on
                            application to have funds directly           designated dates during the month.
                            transferred from a bank account. A           Please see "Planned Investment Program"
                            primary and secondary account may be         below.
                            established. Please note all electronic
                            transfers will be on the primary account
                            unless notified otherwise. Any changes
                            in these instructions must be made in
                            writing to Armada Funds with a signature
                            guarantee.
--------------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT          With a $50 minimum initial investment        With current account information on your
PROGRAM                     and if you have a checking or savings        account, participation in the program
                            account with a bank, you may purchase        can be arranged via the Internet or by
                            Class R Shares automatically through         calling 1-800-622-FUND (3863).
                            regular deductions from your account in
                            amounts of at least $50 per month per        For existing accounts, without account
                            account.                                     information, participation can be
                                                                         arranged by completing an Account Change
                            You may arrange for participation in         Form with banking information. This form
                            this program when a new account is           must include a signature guarantee by a
                            established.                                 bank or other financial institution.
--------------------------------------------------------------------------------------------------------------------
WIRE                        To purchase shares by wire, call             Call 1-800-622-FUND (3863) prior to
                            1-800-622-FUND (3863) to set up your         sending the wire in order to obtain a
                            account to accommodate wire transactions     confirmation number and to ensure prompt
                            and to receive a wire control number to      and accurate handling of funds. Ask your
                            be included in the body of the wire. Ask     bank to transmit immediately available
                            your bank to transmit immediately            funds by wire as described at the left.
                            available funds by wire in the amount of     Please include your account number.
                            your purchase to:
                                                                         Armada and its transfer agent are not
                            State Street Bank and Trust Company          responsible for the consequences of
                            ABA # 011000028                              delays resulting from the banking or
                            Account 99052755 Credit Armada Funds         Federal Reserve Wire system, or from
                            (Account Registration)                       incomplete wiring instructions.
                            (Account Number)
                            (Wire Control Number)

                            Note: Your bank may charge you a fee for this service.

                            Armada and its transfer agent are not
                            responsible for the consequences of
                            delays resulting from the banking or
                            Federal Reserve Wire system, or from
                            incomplete wiring instructions.
--------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY      Contact your financial consultant.           Contact your financial consultant.
                            Please note, your financial consultant       Please note, your financial consultant
                            or institution may charge a fee for its      or institution may charge a fee for its
                            services.                                    services.
--------------------------------------------------------------------------------------------------------------------

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Armada may authorize certain financial intermediaries to accept, on behalf of Armada, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Armada within the time period agreed upon.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

With respect to the Money Market Fund, to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and immediately available funds before 3:30 p.m. Eastern time that day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, each Fund, other than the Money Market Fund, generally values its investment portfolio at market price. If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

The Money Market Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES

If you sell your Class R Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.75% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after Armada receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class R Shares of one Fund for Class R Shares of another Armada Fund.

When an investor redeems Class R Shares, they are redeemed first from those Class R Shares that are not subject to the deferred sales load (i.e., Class R Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class R Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class R Shares for the following reasons:

o  redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o  redemptions by a settlor of a living trust;

o redemptions effected pursuant to Armada's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o  return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;

o  exchanges of Class R Shares for Class R Shares of another Armada Fund;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class R Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

HOW TO SELL YOUR FUND SHARES

Holders of Class R Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET

www.armadafunds.com
-------------------
The minimum amount for an Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 75 "How to Purchase Fund Shares").

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class R Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.


FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Armada.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less any applicable deferred sales charge. See "Contingent Deferred Sales Charges" on page 79 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order.Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c) the SEC has by order permitted such suspension; or

(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class R Shares of one Armada Fund for Class R Shares of another Armada Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.


INTERNET

www.armadafunds.com
-------------------
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL

Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

     Armada Funds
     P.O. Box 8421
     Boston, MA 02266-8421

For overnight delivery mail to:
     Boston Financial Data Services
     Attn: Armada Funds
     66 Brooks Drive
     Braintree, MA 02184

The minimum exchange amount is $500.

SYSTEMATIC EXCHANGE PROGRAM

You can exchange Class R Shares of the Armada Money Market Fund for Class R Shares of any other Armada Fund automatically, at periodic intervals. The minimum exchange amount is $50.

If you would like to enter into a systematic exchange program concerning Class R Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months.

Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges.

Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class R Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class R Shares, as a percentage of average daily net assets, are 0.60% with respect to each Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES



The following Funds distribute income at least annually:

         Armada International Equity Fund
         Armada Small Cap Growth Fund
         Armada Small Cap Value Fund
         Armada Small/Mid Cap Value Fund

The following Funds distribute income quarterly:

         Armada Large Cap Core Equity Fund
         Armada Large Cap Growth Fund
         Armada Large Cap Ultra Fund
         Armada Large Cap Value Fund
         Armada Mid Cap Growth Fund
         Armada S&P 500 Index Fund
         Armada Small Cap Core Fund
         Armada Tax Managed Equity Fund
         Armada Aggressive Allocation Fund
         Armada Balanced Allocation Fund

The following Funds distribute income monthly:

         Armada Conservative Allocation Fund
         Armada Bond Fund
         Armada Intermediate Bond Fund
         Armada Limited Maturity Bond Fund
         Armada Total Return Advantage Fund
         Armada Ultra Short Bond Fund
         Armada U.S. Government Income Fund

The Armada Money Market Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Certain other distributions paid by the Funds to individual shareholders may also be taxable to you as long-term capital gain, subject to certain requirements. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividends are taxed at a maximum rate of 15%. Fund distributions attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS



Class R Shares of the Funds are new and have no performance history. For this reason, the tables that follow present performance information about Class A Shares of each Fund. This information is intended to help you understand each Fund's financial performance for at least the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose reports, along with each Fund's financial statements, are included in the annual report dated May 31, 2003 and are incorporated by reference into the Statement of Additional Information.

In June 2000, the Parkstone Bond, Large Capitalization, U.S. Government Income and Mid Capitalization Funds were reorganized into the Armada Bond, Large Cap Ultra, U.S. Government Income and Mid Cap Growth Funds. In connection with this reorganization, each of these Armada Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund. The Financial Highlights for these Funds for the fiscal year ended May 31, 1999 were audited by the former independent auditors to The Parkstone Group of Funds.

No financial highlights are presented for the Small Cap Core Fund because this Fund was not in operation during the last fiscal year.

You can obtain the Funds' annual reports, which contain more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                         REALIZED
         NET ASSET       NET                AND             DIVIDENDS
          VALUE,     INVESTMENT      UNREALIZED GAINS       FROM NET      DISTRIBUTIONS     NET ASSET                 NET ASSETS,
         BEGINNING     INCOME/           (LOSSES)          INVESTMENT   FROM NET REALIZED  VALUE, END      TOTAL        END OF
         OF PERIOD     (LOSS)          ON SECURITIES         INCOME       CAPITAL GAINS     OF PERIOD    RETURN +    PERIOD (000)
         ---------   ----------      ----------------      ----------   ----------------   ----------    --------    ------------
INTERNATIONAL EQUITY FUND
CLASS A
2003        $9.68      $0.10 1            $(1.79)            $(0.02)          $(0.00)          $7.97      (17.49)%      $32,345
2002        10.81       0.04 1             (1.16)             (0.01)           (0.00)           9.68      (10.35)        12,143
2001        14.97      (0.01)1             (3.15)             (0.00)           (1.00)          10.81      (22.88)        15,390
2000        10.87      (0.03)               4.21              (0.01)           (0.07)          14.97       38.50          3,618
1999        10.82      (0.01)               0.10              (0.04)           (0.00)          10.87        0.84          1,127

LARGE CAP CORE EQUITY FUND
CLASS A
2003       $10.77      $0.08 1            $(1.29)            $(0.07)          $(0.00)          $9.49      (11.22)%       $4,703
2002        12.16       0.02 1             (1.13)             (0.02)           (0.26)          10.77       (9.19)         3,313
2001        14.80      (0.02)              (0.70)             (0.00)           (1.92)          12.16       (5.91)         3,987
2000        13.71      (0.00)               1.62              (0.00)           (0.53)          14.80       11.98          4,146
1999        11.34      (0.05)1              2.93              (0.00)           (0.51)          13.71       25.78          1,731

LARGE CAP GROWTH FUND
CLASS A
2003       $19.34      $0.02 1            $(2.39)            $(0.02)          $(0.00)         $16.95      (12.26)%     $136,358
2002        24.17      (0.04)1             (4.58)             (0.00)           (0.21)          19.34      (19.23)       103,258
2001        28.76      (0.07)1             (3.40)             (0.00)           (1.12)          24.17      (12.53)       139,717
2000        24.55      (0.06)1              4.53              (0.00)           (0.26)          28.76       18.22        180,000
1999        21.35      (0.09)1              4.28              (0.00)           (0.99)          24.55       19.88        156,356

LARGE CAP ULTRA FUND
CLASS A
2003        $9.21     $(0.02)1            $(1.20)            $(0.00)          $(0.00)          $7.99      (13.25)%       $6,624
2002        12.45      (0.06)1             (3.18)             (0.00)           (0.00)           9.21      (26.02)         7,601
2001        19.81      (0.10)1             (4.67)             (0.00)           (2.59)          12.45      (26.36)        13,114
2000        19.67      (0.06)               4.98              (0.00)           (4.78)          19.81       26.66         21,550
1999        16.19      (0.11)               3.89              (0.00)           (0.30)          19.67       23.42         24,513

LARGE CAP VALUE FUND
CLASS A
2003       $15.80      $0.19 1            $(1.75)            $(0.18)          $(0.03)         $14.03       (9.78)%      $34,207
2002        17.36       0.15 1             (0.88)             (0.15)           (0.68)          15.80       (4.10)        39,511
2001        16.00       0.21                1.71              (0.24)           (0.32)          17.36       12.42         43,511
2000        18.79       0.30               (1.87)             (0.31)           (0.91)          16.00       (8.30)         9,070
1999        17.51       0.21                1.55              (0.23)           (0.25)          18.79       10.40         11,075



                                                              RATIO OF
                                           RATIO OF       NET INVESTMENT
                         RATIO OF NET      EXPENSES TO    INCOME/(LOSS) TO
            RATIO OF      INVESTMENT       AVERAGE NET       AVERAGE NET
           EXPENSES TO   INCOME/(LOSS)       ASSETS             ASSETS        PORTFOLIO
             AVERAGE      TO AVERAGE       [BEFORE FEE       (BEFORE FEE      TURNOVER
           NET ASSETS     NET ASSETS         WAIVERS)          WAIVERS)         RATE
          ------------   ------------   ----------------- ------------------  ---------
INTERNATIONAL EQUITY FUND
CLASS A
2003          1.63%         0.81%              1.63%            0.81%            90%
2002          1.59          0.38               1.59             0.38             63
2001          1.70         (0.11)              1.75            (0.16)           161
2000          1.68         (0.19)              1.74            (0.25)           124
1999          1.68         (0.04)              1.68            (0.04)            78

LARGE CAP CORE EQUITY FUND
CLASS A
2003          1.21%         0.83%              1.21%            0.83%            68%
2002          1.22          0.22               1.22             0.22            112
2001          1.24         (0.17)              1.29            (0.22)            34
2000          1.25         (0.22)              1.31            (0.28)            37
1999          1.23         (0.40)              1.23            (0.40)            43

LARGE CAP GROWTH FUND
CLASS A
2003          1.17%         0.10%              1.17%            0.10%            65%
2002          1.17         (0.20)              1.17            (0.20)            52
2001          1.18         (0.28)              1.23            (0.33)            18
2000          1.15         (0.24)              1.21            (0.30)            25
1999          1.17         (0.36)              1.17            (0.36)            57

LARGE CAP ULTRA FUND
CLASS A
2003          1.28%        (0.32)%             1.28%           (0.32)%           57%
2002          1.25         (0.53)              1.25            (0.53)            50
2001          1.22         (0.61)              1.27            (0.66)           102
2000          1.30         (0.61)              1.30            (0.61)            82
1999          1.35         (0.59)              1.35            (0.59)            51

LARGE CAP VALUE FUND
CLASS A
2003          1.18%         1.37%              1.18%            1.37%           34%
2002          1.17          0.90               1.17             0.90            39
2001          1.22          1.29               1.27             1.24            67
2000          1.17          1.82               1.23             1.76            40
1999          1.18          1.82               1.18             1.82            19

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                             REALIZED
         NET ASSET           NET                AND             DIVIDENDS
          VALUE,         INVESTMENT      UNREALIZED GAINS       FROM NET      DISTRIBUTIONS     NET ASSET
         BEGINNING         INCOME/           (LOSSES)          INVESTMENT   FROM NET REALIZED  VALUE, END      TOTAL
         OF PERIOD         (LOSS)          ON SECURITIES         INCOME       CAPITAL GAINS     OF PERIOD    RETURN +
         ---------       ----------      ----------------      ----------   ----------------   ----------    --------
MID CAP GROWTH FUND
CLASS A
2003        $6.26        $(0.06)1             $(0.72)           $(0.00)          $(0.00)           $5.48      (12.46)%
2002         7.80         (0.08)1              (1.46)            (0.00)           (0.00)            6.26      (19.74)
2001        15.53         (0.10)1              (3.09)            (0.00)           (4.54)            7.80      (24.23)
2000        14.10         (0.15)1               6.23             (0.00)           (4.65)           15.53       51.48
1999        14.98         (0.19)                1.15             (0.00)           (1.84)           14.10        8.08

S&P 500 INDEX FUND
CLASS A
2003        $9.18         $0.09 1             $(0.89)           $(0.09)          $(0.00)           $8.29      (8.57)%
2002        10.82          0.08 1              (1.64)            (0.08)           (0.00)            9.18     (14.44)
2001        12.22          0.08                (1.40)            (0.08)           (0.00)           10.82     (10.82)
2000        11.29          0.09                 1.01             (0.11)           (0.06)           12.22       9.70
1999 2       9.09          0.07                 2.18             (0.05)           (0.00)           11.29      24.83

SMALL CAP GROWTH FUND
CLASS A
2003        $9.07        $(0.08)1             $(1.40)           $(0.00)         $ (0.00)           $7.59    (16.32)%
2002        11.44         (0.12)1              (2.25)            (0.00)           (0.00)            9.07    (20.72)
2001        14.81         (0.09)1              (1.92)            (0.00)           (1.36)           11.44    (14.97)
2000        10.11         (0.07)1               4.77             (0.00)           (0.00)           14.81     46.49
1999        11.68         (0.05)1              (1.41)            (0.00)           (0.11)           10.11    (12.54)



                                                                          RATIO OF
                                                        RATIO OF       NET INVESTMENT
                                     RATIO OF NET      EXPENSES TO    INCOME/(LOSS) TO
                        RATIO OF      INVESTMENT       AVERAGE NET       AVERAGE NET
         NET ASSETS,   EXPENSES TO   INCOME/(LOSS)       ASSETS             ASSETS        PORTFOLIO
           END OF        AVERAGE      TO AVERAGE       [BEFORE FEE       (BEFORE FEE      TURNOVER
        PERIOD (000)   NET ASSETS     NET ASSETS         WAIVERS)          WAIVERS)         RATE
        ------------  ------------   ------------   ----------------- ------------------  ---------
MID CAP GROWTH FUND
CLASS A
2003        $16,476         1.55%        (1.17)%            1.55%           (1.17)%           66%
2002         19,943         1.52         (1.17)             1.52            (1.17)            68
2001         28,107         1.50         (0.88)             1.55            (0.93)           191
2000         46,183         1.54         (1.00)             1.54            (1.00)           110
1999         50,605         1.57         (1.00)             1.57            (1.00)           100

S&P 500 INDEX FUND
CLASS A
2003        $12,571         0.60%         1.18%             0.75%            1.03%             7%
2002          7,889         0.58          0.84              0.73             0.69              4
2001          7,777         0.61          0.69              0.86             0.44             15
2000          8,253         0.59          0.77              0.84             0.52             48
1999 2        3,892         0.36          1.22              0.71             0.87              9

SMALL CAP GROWTH FUND
CLASS A
2003        $18,814         1.54%        (1.17)%            1.54%           (1.17) %         119%
2002        $21,941         1.49         (1.13)             1.49            (1.13)           122
2001         31,327         1.52         (0.69)             1.57            (0.74)           174
2000          2,710         1.48         (0.53)             1.54            (0.59)           155
1999          1,089         1.51         (0.51)             1.51            (0.51)           159

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) S&P 500 Index Fund Class A commenced operations on October 15, 1998. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                            REALIZED
         NET ASSET          NET                AND             DIVIDENDS
          VALUE,        INVESTMENT      UNREALIZED GAINS       FROM NET      DISTRIBUTIONS     NET ASSET                 NET ASSETS,
         BEGINNING        INCOME/           (LOSSES)          INVESTMENT   FROM NET REALIZED  VALUE, END      TOTAL        END OF
         OF PERIOD        (LOSS)          ON SECURITIES         INCOME       CAPITAL GAINS     OF PERIOD    RETURN +    PERIOD (000)
         ---------      ----------      ----------------      ----------   ----------------   ----------    --------    ------------

SMALL CAP VALUE FUND
CLASS A
2003       $20.03         $0.03 1            $(2.11)           $(0.07)2       $(0.84)            $17.04       (9.88)%     $147,501
2002        18.57          0.04 1              3.29             (0.11)         (1.76)             20.03       19.31         43,052
2001        14.77          0.19                4.23             (0.21)         (0.41)             18.57       30.55         12,315
2000        13.31          0.27                1.38             (0.19)         (0.00)             14.77       12.59          9,727
1999        15.47          0.06               (0.85)            (0.04)         (1.33)             13.31       (4.38)        11,542

SMALL/MID CAP VALUE FUND
CLASS A
2003 3     $10.00         $0.06 1             $0.01            $(0.02)        $(0.00)            $10.05        0.71%        $1,299

TAX MANAGED EQUITY FUND
CLASS A
2003       $11.09         $0.05 1            $(1.63)           $(0.04)        $(0.09)             $9.38      (14.15)%      $12,377
2002        12.62          0.01 1             (1.53)            (0.01)         (0.00)             11.09      (12.05)        15,755
2001        14.33         (0.01)              (1.67)            (0.00)         (0.03)             12.62      (11.76)        17,645
2000        12.16          0.00                2.18             (0.00)         (0.01)             14.33       18.01         17,372
1999         9.93          0.04                2.24             (0.04)         (0.01)             12.16       23.03          7,353

AGGRESSIVE ALLOCATION FUND
CLASS A
2003        $9.07         $0.00 1            $(0.80)           $(0.06)5       $(0.00)             $8.21       (8.73)%       $2,744
2002         9.95          0.08 1             (0.83)            (0.13)6        (0.00)              9.07       (7.54)         2,744
2001 4      10.00          0.02               (0.06)            (0.01)         (0.00)              9.95       (0.38)         2,500

BALANCED ALLOCATION FUND
CLASS A
2003        $9.02         $0.11 1            $(0.55)           $(0.13)        $(0.00)             $8.45       (4.80)%      $16,515
2002         9.72         $0.17 1             (0.69)            (0.18)         (0.00)              9.02       (5.41)        16,664
2001        11.68          0.29               (0.46)            (0.24)         (1.55)              9.72       (1.92)        13,592
2000        10.31          0.23                1.35             (0.21)         (0.00)             11.68       15.48          3,965
1999 7       9.74          0.14                0.57             (0.14)         (0.00)             10.31        7.26          1,466

CONSERVATIVE ALLOCATION FUND
CLASS A
2003        $9.66         $0.14 1            $(0.06)           $(0.17)9       $(0.00)             $9.57        0.90%        $3,048
2002        10.04          0.24 1             (0.36)            (0.26)         (0.00)              9.66       (1.21)         2,689
2001 8      10.00          0.07                0.02             (0.05)         (0.00)             10.04        0.90          2,522


                                                              RATIO OF
                                            RATIO OF       NET INVESTMENT
                         RATIO OF NET      EXPENSES TO    INCOME/(LOSS) TO
            RATIO OF      INVESTMENT       AVERAGE NET       AVERAGE NET
           EXPENSES TO   INCOME/(LOSS)       ASSETS             ASSETS        PORTFOLIO
             AVERAGE      TO AVERAGE       [BEFORE FEE       (BEFORE FEE      TURNOVER
           NET ASSETS     NET ASSETS         WAIVERS)          WAIVERS)         RATE
          ------------   ------------   ----------------- ------------------  ---------

SMALL CAP VALUE FUND
CLASS A
2003          1.45%        0.23%            1.45%             0.23%            127%
2002          1.41         0.29             1.41              0.29             106
2001          1.45         1.10             1.50              1.05             128
2000          1.46         1.72             1.52              1.66             120
1999          1.38         0.44             1.38              0.44              79

SMALL/MID CAP VALUE FUND
CLASS A
2003 3        1.18%        0.64%            1.49%             0.33%             76%

TAX MANAGED EQUITY FUND
CLASS A
2003          1.20%        0.58%            1.20%             0.58%              0%
2002          1.18         0.08             1.18              0.08               0
2001          1.22        (0.14)            1.27             (0.19)              1
2000          1.20        (0.06)            1.26             (0.12)              3
1999          1.09         0.11             1.27             (0.07)              5

AGGRESSIVE ALLOCATION FUND
CLASS A
2003          1.13%       (0.02)%           1.38%            (0.27)%            78%
2002          1.37         0.90             1.62              0.65              40
2001 4        0.63         0.85             1.01              0.47               5

BALANCED ALLOCATION FUND
CLASS A
2003          1.34%        1.38%            1.34%             1.38%            171%
2002          1.25         1.88             1.25              1.88             106
2001          1.28         2.06             1.33              2.00             161
2000          1.26         1.95             1.32              1.89             182
1999 7        1.31         2.50             1.31              2.50             116

CONSERVATIVE ALLOCATION FUND
CLASS A
2003          0.95%        1.58%            1.20%             1.33%             38%
2002          1.27         2.43             1.52              2.18              27
2001 8        0.62         2.95             1.00              2.57               5

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Includes a tax return of capital of $(0.01) for Class A for Small Cap Value Fund.
(3) Small/Mid Cap Value Fund Class A commenced operations on July 1, 2002. All ratios for the period have been annualized.
(4) The Aggressive Allocation Fund Class A commenced operations on March 6, 2001. All ratios for the respective periods have been annualized.
(5) Includes a tax return of capital of $(0.06) for Class A for the Aggressive Allocation Fund.
(6) Includes a tax return of capital of $(0.04) for Class A for the Aggressive Allocation Fund.
(7) The Balanced Allocation Fund Class A commenced operations on July 31, 1998. All ratios for the respective periods have been annualized.
(8) The Conservative Allocation Fund Class A commenced operations on March 6, 2001. All ratios for the respective periods have been annualized.
(9) Includes a tax return of capital of $(0.03) Class A for the Conservative Allocation Fund.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                               REALIZED
           NET ASSET           NET                AND             DIVIDENDS
            VALUE,         INVESTMENT      UNREALIZED GAINS       FROM NET      DISTRIBUTIONS     NET ASSET
           BEGINNING         INCOME/           (LOSSES)          INVESTMENT   FROM NET REALIZED  VALUE, END      TOTAL
           OF PERIOD         (LOSS)          ON SECURITIES         INCOME       CAPITAL GAINS     OF PERIOD    RETURN +
           ---------       ----------      ----------------      ----------   ----------------   ----------    --------

BOND FUND*
CLASS A
2003         $9.88           $0.46 1             $0.56             $(0.43)          $(0.00)         $10.47       10.57%
2002          9.73            0.54 1              0.14              (0.53)           (0.00)           9.88        7.13
2001          9.40            0.59                0.34              (0.60)           (0.00)           9.73       10.26
2000          9.95            0.57               (0.55)             (0.57)           (0.00)           9.40        0.05
1999         10.27            0.53               (0.29)             (0.54)           (0.02)           9.95        2.55

INTERMEDIATE BOND FUND
CLASS A
2003        $10.42           $0.41 1             $0.69             $(0.41)          $(0.00)         $11.11       10.71%
2002         10.26            0.52 1              0.16              (0.52)           (0.00)          10.42        6.78
2001          9.92            0.62                0.34              (0.62)           (0.00)          10.26        9.88
2000         10.41            0.61               (0.48)             (0.61)           (0.01)           9.92        1.25
1999         10.63            0.54               (0.16)             (0.54)           (0.06)          10.41        3.54



                                                                            RATIO OF
                                                          RATIO OF       NET INVESTMENT
                                       RATIO OF NET      EXPENSES TO    INCOME/(LOSS) TO
                          RATIO OF      INVESTMENT       AVERAGE NET       AVERAGE NET
           NET ASSETS,   EXPENSES TO   INCOME/(LOSS)       ASSETS             ASSETS        PORTFOLIO
             END OF        AVERAGE      TO AVERAGE       [BEFORE FEE       (BEFORE FEE      TURNOVER
          PERIOD (000)   NET ASSETS     NET ASSETS         WAIVERS)          WAIVERS)         RATE
          ------------  ------------   ------------   ----------------- ------------------  ---------

BOND FUND*
CLASS A
2003         $14,985         0.96%          4.48%              0.96%           4.48%          213%2
2002           9,530         0.96           5.45               0.96            5.45            98
2001           8,944         0.97           6.14               1.02            6.09            73
2000          10,237         1.12           5.89               1.14            5.87           155
1999          11,916         1.19           5.29               1.28            5.20           269

INTERMEDIATE BOND FUND
CLASS A
2003         $11,250         0.83%          3.76%              0.98%           3.61%          129%
2002           8,926         0.82           5.02               0.97            4.87           141
2001           8,172         0.84           6.09               1.04            5.89           133
2000           3,874         0.83           5.97               1.04            5.76           201
1999           5,129         0.86           4.96               1.00            4.82           256

* Effective June 9, 2000, the Parkstone Bond Fund was merged into the Armada Bond Fund. The financial highlights for the periods prior to June 9, 2000 reflect the performance history of the Parkstone Bond Fund. The net asset values at the beginning of each period and the changes in the net asset values at the end of each period listed have been restated to reflect the conversion rate of .9725738 for Class A on the date of the reorganization.
+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transition costs and additional capital gains tax liabilities, and may lower Fund performance.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                               REALIZED
           NET ASSET           NET                AND             DIVIDENDS
            VALUE,         INVESTMENT      UNREALIZED GAINS       FROM NET      DISTRIBUTIONS     NET ASSET
           BEGINNING         INCOME/           (LOSSES)          INVESTMENT   FROM NET REALIZED  VALUE, END      TOTAL
           OF PERIOD         (LOSS)          ON SECURITIES         INCOME       CAPITAL GAINS     OF PERIOD    RETURN +
           ---------       ----------      ----------------      ----------   ----------------   ----------    --------


LIMITED MATURITY BOND FUND
CLASS A
2003        $10.00            $0.30 1            $0.21            $(0.31)            $(0.00)       $10.20       5.21%
2002          9.90             0.47 1             0.10             (0.47)             (0.00)        10.00       5.87
2001          9.74             0.60               0.16             (0.60)             (0.00)         9.90       7.99
2000          9.99             0.56              (0.24)            (0.57)             (0.00)         9.74       3.47
1999         10.08             0.56              (0.05)            (0.55)             (0.05)         9.99       4.94

TOTAL RETURN ADVANTAGE FUND
CLASS A
2003        $10.24            $0.45 1            $0.92            $(0.50)            $(0.10)       $11.01      13.79%
2002         10.02             0.53 1             0.22             (0.53)             (0.00)        10.24       7.60
2001          9.47             0.55               0.56             (0.56)             (0.00)        10.02      12.00
2000          9.98             0.57              (0.44)            (0.58)2            (0.06)         9.47       1.41
1999         10.25             0.56              (0.23)            (0.56)             (0.04)         9.98       3.18

ULTRA SHORT BOND FUND
CLASS A
2003 3      $10.02            $0.06 1            $0.06            $(0.06)            $(0.00)       $10.08      1.23%

U.S. GOVERNMENT INCOME FUND
CLASS A
2003        $ 9.45            $0.37 1            $0.18            $(0.43)            $(0.00)        $9.57       5.89%
2002          9.22             0.47 1             0.22             (0.46)             (0.00)         9.45       7.67
2001          8.77             0.55               0.45             (0.55)             (0.00)         9.22      11.66
2000          9.13             0.54              (0.37)            (0.53)             (0.00)         8.77       1.96
1999          9.27             0.55              (0.14)            (0.55)             (0.00)         9.13       4.46



                                                                             RATIO OF
                                                           RATIO OF       NET INVESTMENT
                                        RATIO OF NET      EXPENSES TO    INCOME/(LOSS) TO
                           RATIO OF      INVESTMENT       AVERAGE NET       AVERAGE NET
            NET ASSETS,   EXPENSES TO   INCOME/(LOSS)       ASSETS             ASSETS        PORTFOLIO
              END OF        AVERAGE      TO AVERAGE       [BEFORE FEE       (BEFORE FEE      TURNOVER
           PERIOD (000)   NET ASSETS     NET ASSETS         WAIVERS)          WAIVERS)         RATE
           ------------  ------------   ------------   ----------------- ------------------  ---------


LIMITED MATURITY BOND FUND
CLASS A
2003        $11,369          0.79%           2.92%         0.89%                 2.82%         117%
2002          7,039          0.73            4.69          0.83                  4.59          110
2001          5,022          0.65            5.88          0.83                  5.70           87
2000            873          0.64            5.74          0.84                  5.54           90
1999            550          0.53            5.39          0.75                  5.17          190

TOTAL RETURN ADVANTAGE FUND
CLASS A
2003         $4,122          0.83%           4.35%         0.98%                 4.20%         108%
2002          1,350          0.80            5.17          0.97                  5.60           88
2001          1,183          0.76            5.70          1.04                  5.42          182
2000          5,035          0.73            5.92          1.02                  5.63          121
1999          4,686          0.69            5.48          0.89                  5.28          142

ULTRA SHORT BOND FUND
CLASS A
2003 3         $109          0.52%           1.55%         0.84%                 1.17%         239%

U.S. GOVERNMENT INCOME FUND
CLASS A
2003        $18,067          1.02%           3.84%         1.02%                 3.84%         364% 4
2002         13,387          1.01            5.04          1.01                  5.04          219
2001         13,863          1.03            6.03          1.08                  5.98           78
2000         20,790          1.08            6.03          1.19                  5.92           74
1999         38,190          1.00            5.92          1.34                  5.58           53

+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Includes distribution in excess of net investment income of $(0.01) for Class A of the Total Return Advantage Fund.
(3) Ultra Short Bond Fund commenced operations on January 6, 2003. All ratios for the period have been annualized.
(4) Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains and tax liabilities, and may lower Fund performance.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                                                                                             RATIO OF NET
         NET ASSET                        DIVIDENDS                                             RATIO OF      INVESTMENT
          VALUE,             NET          FROM NET     NET ASSET                 NET ASSETS,   EXPENSES TO      INCOME
         BEGINNING       INVESTMENT      INVESTMENT   VALUE, END      TOTAL        END OF        AVERAGE      TO AVERAGE
         OF PERIOD         INCOME          INCOME      OF PERIOD     RETURN+    PERIOD (000)   NET ASSETS     NET ASSETS
         ---------       ----------      ----------   ----------    --------    ------------  ------------   ------------
MONEY MARKET FUND
CLASS A
2003       $1.00            $0.01 1         $(0.01)     $1.00         0.94%      $1,097,776        0.65%          0.94%
2002        1.00             0.02 1          (0.02)      1.00         2.16        1,763,870        0.65           2.08
2001        1.00             0.06            (0.06)      1.00         5.74        2,030,360        0.58           5.58
2000        1.00             0.05            (0.05)      1.00         5.25        1,717,661        0.55           5.14
1999        1.00             0.05            (0.05)      1.00         4.82        1,360,644        0.56           4.68


                                RATIO OF
              RATIO OF       NET INVESTMENT
             EXPENSES TO       INCOME TO
             AVERAGE NET       AVERAGE NET
               ASSETS             ASSETS
             [BEFORE FEE       (BEFORE FEE
               WAIVERS)          WAIVERS)
          ----------------- ------------------
MONEY MARKET FUND
CLASS A
2003            0.75%           0.84%
2002            0.75            1.98
2001            0.73            5.43
2000            0.71            4.98
1999            0.66            4.58

+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
(1) Per share amounts calculated using average shares outstanding method.

                               INVESTMENT ADVISER
                   National City Investment Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114

                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Commercial Metals Company
Strategic Distribution, Inc.


HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
  National City Corporation
Chairman and Chief Executive
  Officer, NatCity Investments, Inc.


JOHN G. BREEN
Retired Chairman and CEO,
  The Sherwin Williams CO.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works


JOHN F. DURKOTT
President and Chief Executive Officer
  Kittle's Home Furnishings Center, Inc.


ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy


RICHARD W. FURST
Garvice D. Kincaid Professor of Finance
    and Dean Emeritus, Gatton College of Business and Economics, University of Kentucky


GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation


KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
    Edward Howard & Co.


J. WILLIAM PULLEN
President and Chief Executive Officer,
   Whayne Supply Company



 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.





                                                                 [Sailboat Logo]
                                                                 Armada(R) Funds
                                                             www.armadafunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:
By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


Armada Funds' Investment Company Act registration number is 811-4416.


                                                                 [Sailboat Logo]
                                                                       Armada(R)
                                                                           Funds
                                                             www.armadafunds.com

                                  ARMADA FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                 OCTOBER 1, 2003


                                  EQUITY FUNDS
                        ARMADA INTERNATIONAL EQUITY FUND
                        ARMADA LARGE CAP CORE EQUITY FUND
                          ARMADA LARGE CAP GROWTH FUND
                           ARMADA LARGE CAP ULTRA FUND
                           ARMADA LARGE CAP VALUE FUND
                           ARMADA MID CAP GROWTH FUND
                            ARMADA S&P 500 INDEX FUND
                           ARMADA SMALL CAP CORE FUND
                          ARMADA SMALL CAP GROWTH FUND
                           ARMADA SMALL CAP VALUE FUND
                         ARMADA SMALL/MID CAP VALUE FUND
                         ARMADA TAX MANAGED EQUITY FUND

                             ASSET ALLOCATION FUNDS
                        ARMADA AGGRESSIVE ALLOCATION FUND
                         ARMADA BALANCED ALLOCATION FUND
                       ARMADA CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                                ARMADA BOND FUND
                                ARMADA GNMA FUND
                           ARMADA HIGH YIELD BOND FUND
                          ARMADA INTERMEDIATE BOND FUND
                        ARMADA LIMITED MATURITY BOND FUND
                        ARMADA STRATEGIC INCOME BOND FUND
                       ARMADA TOTAL RETURN ADVANTAGE FUND
                          ARMADA ULTRA SHORT BOND FUND
                       ARMADA U.S. GOVERNMENT INCOME FUND

                               TAX-FREE BOND FUNDS
                       ARMADA MICHIGAN MUNICIPAL BOND FUND
                      ARMADA NATIONAL TAX EXEMPT BOND FUND
                        ARMADA OHIO TAX EXEMPT BOND FUND
                     ARMADA PENNSYLVANIA MUNICIPAL BOND FUND


                               MONEY MARKET FUNDS
                       ARMADA GOVERNMENT MONEY MARKET FUND
                            ARMADA MONEY MARKET FUND
                     ARMADA OHIO MUNICIPAL MONEY MARKET FUND
                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                       ARMADA TAX EXEMPT MONEY MARKET FUND
                        ARMADA TREASURY MONEY MARKET FUND
                     ARMADA TREASURY PLUS MONEY MARKET FUND

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectuses listed below for the above Funds of Armada Funds (the "Trust"), as may be amended or supplemented from time to time. The Prospectuses, as well as the annual report to shareholders dated May 31, 2003, may be obtained by calling or writing the Trust at 1-800-622-FUND
(3863), 760 Moore Road, King of Prussia, Pennsylvania 19406.


CURRENT PROSPECTUSES

o Prospectus dated October 1, 2003 for A, B and C Shares of the Money Market Funds.

o    Prospectus dated October 1, 2003 for I Shares of the Money Market Funds.

o Prospectus dated October 1, 2003 for A, B and C Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond Fund and High Yield Bond Fund) and Tax-Free Bond Funds.

o Prospectus dated October 1, 2003 for H Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond Fund and High Yield Bond Fund), Tax-Free Bond Funds and the Money Market Fund.

o Prospectus dated October 1, 2003 for I Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond Fund and High Yield Bond Fund) and Tax-Free Bond Funds.

o Prospectus dated October 1, 2003 for R Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the GNMA Fund, Strategic Income Bond Fund and High Yield Bond Fund) and Money Market Fund.

o Prospectus dated October 1, 2003 for A, B and C Shares of the Armada Strategic Income Bond Fund.

o Prospectus dated October 1, 2003 for H Shares of the Armada Strategic Income Bond Fund.

o Prospectus dated October 1, 2003 for I Shares of the Armada Strategic Income Bond Fund.

o Prospectus dated October 1, 2003 for R Shares of the Armada Strategic Income Bond Fund.

o Prospectus dated October 1, 2003 for A, B & C Shares of the Armada High Yield Bond Fund.

o Prospectus dated October 1, 2003 for H Shares of the Armada High Yield Bond Fund.

o Prospectus dated October 1, 2003 for I Shares of the Armada High Yield Bond Fund.

o Prospectus dated October 1, 2003 for R Shares of the Armada High Yield Bond Fund.

The Armada Funds' audited financial statements and the reports thereon of Ernst & Young LLP, Armada Funds' independent auditors, included in the Armada Funds 2003 Annual Reports dated May 31, 2003 are incorporated by reference into this SAI. No other parts of the Armada Funds' 2003 Annual Reports are incorporated herein.

                              TABLE OF CONTENTS
                                                                         PAGE

STATEMENT OF ADDITIONAL INFORMATION.........................................1

INVESTMENT OBJECTIVE AND POLICIES...........................................2

INVESTMENT LIMITATIONS.....................................................70

NET ASSET VALUE............................................................73

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................75

DESCRIPTION OF SHARES......................................................89

ADDITIONAL INFORMATION CONCERNING TAXES....................................95

TRUSTEES AND OFFICERS......................................................99

ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES AND

TRANSFER AGENCY AGREEMENTS................................................108

SHAREHOLDER SERVICES PLAN.................................................119

PORTFOLIO TRANSACTIONS....................................................119

INDEPENDENT AUDITORS......................................................122

COUNSEL...................................................................122

PERFORMANCE INFORMATION...................................................122

MISCELLANEOUS.............................................................148

APPENDIX A................................................................A-1

APPENDIX B................................................................B-1

APPENDIX C................................................................C-1

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

       This SAI should be read in conjunction with the Prospectuses for the Funds listed on the cover page of this SAI. The information contained in this SAI expands upon matters discussed in the Prospectuses. No investment in shares of a Fund should be made without first reading a Prospectus for such Fund.

       The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue separate classes or series of shares of beneficial interest. The Funds are registered as open-end management investment companies. Each Fund other than the Michigan Municipal Bond Fund, Ohio Tax Exempt Bond Fund and Pennsylvania Municipal Bond Fund is a diversified investment company. Each of the Michigan Municipal Bond Fund, Ohio Tax Exempt Bond Fund and Pennsylvania Municipal Bond Fund is a non-diversified investment company.

       The Pennsylvania Tax Exempt Money Market, Bond, GNMA and Pennsylvania Municipal Bond Funds commenced operations as separate investment portfolios (the "Predecessor Pennsylvania Tax Exempt Money Market," "Predecessor Intermediate Government Fund," "Predecessor GNMA Fund," and "Predecessor Pennsylvania Tax Exempt Bond Fund," and collectively, the "Predecessor Funds") of Inventor Funds, Inc. On September 9, 1996, the Predecessor Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.

       On June 9, 2000, the Bond Fund was reorganized with the Parkstone Bond Fund, a separate investment portfolio offered by The Parkstone Group of Funds ("Parkstone"). In connection with this reorganization, the financial statements and performance history of the Parkstone Bond Fund were adopted by the Bond Fund. Historical information concerning performance in this SAI is that of the Parkstone Bond Fund.


       The Large Cap Ultra, Mid Cap Growth, U.S. Government Income and Michigan Municipal Bond Funds commenced operations as separate investment portfolios (the "Parkstone Large Capitalization Fund," "Parkstone Mid Capitalization Fund," "Parkstone U.S. Government Income Fund" and "Parkstone Michigan Municipal Bond Fund," and collectively, the "Parkstone Continuing Funds") of Parkstone. On June 10, 2000, the Parkstone Continuing Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.


       The Treasury Plus Money Market Fund commenced operations as a separate investment portfolio, the Parkstone Treasury Fund, of Parkstone. On June 16, 2000, the Parkstone Treasury Fund was reorganized as a new portfolio of the Trust. References in this SAI are to the Fund's current name.

                        INVESTMENT OBJECTIVE AND POLICIES
                        ---------------------------------

ADDITIONAL INFORMATION ON FUND MANAGEMENT
-----------------------------------------

       Further information on the management strategies, techniques, policies and related matters concerning National City Investment Management Company, the investment adviser to the Funds (the "Adviser"), may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also "Performance Information" below.


       Attached to this SAI is Appendix A which contains descriptions of the rating symbols used by Standard & Poor's ("S&P") Rating Group, Fitch, Moody's Investors Service, Inc. ("Moody's") and Dominion Bond Rating Service Limited for securities which may be held by the Funds.


ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------

       The following information supplements and should be read in conjunction with the principal strategies and risk disclosure relating to the Funds in the Prospectuses.


ARMADA INTERNATIONAL EQUITY FUND

       The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments may also include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Adviser does not presently intend to invest in common stock of domestic companies.

       The Fund will invest primarily, but not exclusively, in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depositary Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, is not an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund does not anticipate making investments in markets where, in the judgment of the Adviser, property rights are not defined and supported by adequate legal infrastructure.

       More than 25% of the Fund's assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.
Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects, and fiscal, monetary, and regulatory government policies.

       The Fund may invest up to 10% of its total assets in securities of issuers in countries with emerging markets or economies, but will not invest more than 5% of its total assets in any single such country. See "Additional Information about Portfolio Instruments - Foreign Securities and Currencies" below.

ARMADA LARGE CAP CORE EQUITY FUND

       The Fund seeks to achieve its objective by investing in a diversified portfolio of common stocks of issuers with large capitalizations comparable to that of companies in the S&P 500 Index (the "S&P 500"). The Fund normally invests in three types of equity securities: (i) growth securities, defined as common stocks having a five-year annual earnings-per-share growth rate of 10% or more, with no decline in the annual earnings-per-share rate during the last five years; (ii) securities with low price-to-earnings ratios (I.E., at least 20% below the average of the companies included in the S&P 500); and (iii) securities that pay high dividend yields (I.E., at least 20% above such average). The Fund will normally invest 20% to 50% of its total assets in these three types of equity securities.

       The S&P 500 is an index composed of 500 common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The Adviser believes that the S&P 500 is an appropriate benchmark for the Fund because it is diversified, familiar to many investors and widely accepted as a reference for common stock investments.

       The Fund may invest up to 20% of its assets in foreign securities but does not currently intend to do so.

       Standard & Poor's Ratings Group is not a sponsor of, or in any way affiliated with, the Fund.

ARMADA LARGE CAP GROWTH FUND

       Under normal conditions the Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks with large stock market capitalizations. The Fund's Adviser selects common stocks based on a number of factors, including historical and projected earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. The Fund may invest up to 20% of its assets in foreign securities but does not currently intend to do so.

ARMADA LARGE CAP ULTRA FUND

       The Fund invests primarily in common stocks and securities convertible into common stocks. The Fund invests primarily in companies believed by the Adviser to be characterized by sound management and the ability to finance expected long-term growth and with market capitalizations greater than $3 billion. The Fund may invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts and warrants. The Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

       Subject to the foregoing policies, the Fund may also invest up to 20% of its net assets in foreign securities either directly or through the purchase of ADRs or European Depositary Receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in U.S. dollar-denominated commercial paper of a foreign issuer, but does not currently intend to do so.

       The Fund will invest in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

       Consistent with the foregoing, the Fund will focus its investments in those companies and types of companies that the Adviser believes will enable the Fund to achieve its investment objective.

ARMADA LARGE CAP VALUE FUND

       The Fund invests primarily in common stocks and securities convertible into common stocks of value-oriented companies. The Fund is managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection. The Fund invests primarily in companies with market capitalizations greater than $3 billion.

       The Fund may invest up to 20% of its assets in foreign securities but does not currently intend to do so.

ARMADA MID CAP GROWTH FUND

       The Fund invests primarily in common stocks and securities convertible into common stocks of companies believed by the Adviser to be characterized by sound management and the ability to finance expected long-term growth. The Fund may invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

       Subject to the foregoing policies, the Fund may also invest up to 20% of its net assets in foreign securities either directly or through the purchase of ADRs, EDRs, Global Depositary Receipts ("GDRs") and other similar global instruments, and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, CCP and in U.S. dollar-denominated commercial paper of a foreign issuer, but does not currently intend to do so.

       The Fund anticipates investing in growth-oriented, medium-sized companies. Investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Primary holdings of the Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

       Consistent with the foregoing, the Fund will focus its investments in those companies and types of companies that the Adviser believes will enable the Fund to achieve its investment objective.

ARMADA S&P 500 INDEX FUND

       The Fund is not managed in a traditional sense, that is, by making discretionary judgments based on analysis of economic, financial and market conditions. Under ordinary circumstances, stocks will only be eliminated from or added to the Fund to reflect additions to or deletions from the S&P 500 (including mergers or changes in the composition of the index), to raise cash to meet withdrawals, or to invest cash contributions. Accordingly, sales may result in losses that may not have been realized if the Fund were actively managed and purchases may be made that would not have been made if the Fund were actively managed. Adverse events, such as reported losses, dividend cuts or omissions, legal proceedings and defaults will not normally result in the sale of a common stock. The Fund will remain substantially fully invested in common stocks and equity derivative instruments whether stock prices are rising or falling.

       The Adviser believes that the indexing approach should involve less portfolio turnover, notwithstanding periodic additions to and deletions from the S&P 500, and thus lower brokerage costs, transfer taxes and operating expenses, than in more traditionally managed funds, although there is no assurance that this will be the case. The costs and other expenses incurred in securities transactions, apart from any difference between the investment results of the Fund and those of the S&P 500, may cause the return of the Fund to be lower than the return of the index.

       The S&P 500 is composed of 500 common stocks, most of which are listed on the NYSE. S&P selects the stocks for the S&P 500 on a statistical basis. As of August 31, 2003, the stocks in the S&P 500 had an average market capitalization of approximately $18.6 billion. The range of market capitalization for companies represented in the S&P 500 was $603 million to nearly $296 billion. "Market capitalization" of a company is the market price per share of stock multiplied by the number of shares outstanding.

       The Fund will normally invest substantially all of its total assets in the stocks that comprise the S&P 500 in approximately the same percentages as the stocks represent in the index. The Fund may also acquire derivative instruments designed to replicate the performance of the S&P 500, such as S&P 500 stock index futures contracts or Standard & Poor's Depositary Receipts. In addition, the Fund may sell securities short to the extent of up to 4% of the Fund's assets. The Fund may invest in all the approximately 500 stocks comprising the S&P 500, or it may use a statistical sampling technique by selecting approximately 90% of the stocks listed in the index. The Fund will only purchase a security that is included in the S&P 500 at the time of such purchase. The Fund, may, however, temporarily continue to hold a security that has been deleted from the S&P 500 pending the rebalancing of the Fund's portfolio. The Fund is not required to buy or sell securities solely because the percentage of its assets invested in index stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an index stock from its portfolio if the Adviser believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. With respect to the remaining portion of its net assets, the Fund may hold temporary cash balances which may be invested in U.S. government obligations and money market investments. In extraordinary circumstances, the Fund may exclude a stock listed on the index from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The Fund also may enter into repurchase agreements, reverse repurchase agreements, and lend its portfolio securities.

       While there can be no guarantee that the Fund's investment results will precisely match the results of the S&P 500, the Adviser believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Fund and the S&P 500. The Fund will attempt to achieve a correlation between the performance of its asset portfolio and that of the S&P 500 of at least 95% before deduction of operating expenses. A correlation of 100% would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the index. The Fund's ability to correlate its performance with the S&P 500, however, may be affected by, among other things, changes in securities markets, the manner in which S&P calculates its index, and the timing of purchases and redemptions. The Adviser monitors the correlation of the performance of the Fund in relation to the index under the supervision of the Board of Trustees. The Fund intends to actively rebalance its portfolio to achieve high correlation of performance with the S&P 500. To reduce transaction costs and minimize shareholders' current capital gains liability, the Fund's investment portfolio will not be automatically rebalanced to reflect changes in the S&P 500. In the unlikely event that a high correlation is not achieved, the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation. The Adviser believes that using active management techniques, such as short sales, for a small portion of the Fund's portfolio may increase the correlation between the performance of the Fund and the S&P 500.

       The inclusion of a security in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is not a sponsor of, or in any way affiliated with, the Fund. The common stock of National City Corporation, the indirect parent company of the Adviser, is included in the S&P
500. Like the other stocks in the S&P 500, the Fund will invest in the common stock of National City Corporation in approximately the same proportion as the percentage National City Corporation common stock represents in the S&P 500.

       The Fund is not sponsored, endorsed, sold or promoted by S&P, a division of the McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser as Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

       S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


ARMADA SMALL CAP CORE FUND

       The Fund seeks to achieve its objective by investing in a diversified portfolio of common stocks of issuers with relatively small capitalizations. In selecting stocks based on growth characteristics, the Adviser generally looks for companies with: (i) above average earnings growth; (ii) a pattern of reported earnings that exceeds market expectations; (iii) rising earnings estimates over the next several quarters and (iv) high relative return based on invested capital. In selecting stocks with value characteristics, the Adviser looks for companies whose stock price is undervalued relative to its earnings, sale or book values.

       The Fund may invest up to 20% of its assets in foreign securities but does not currently intend to do so.

ARMADA SMALL CAP GROWTH FUND

       The Fund invests primarily in equity securities of companies with relatively small stock market capitalizations. The Adviser will seek companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, and fundamental value. The Adviser will also consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve diversification. See "Special Risk Factors for Smaller Capitalization Stocks" below.

       The Fund may invest up to 20% of its assets in foreign securities but does not currently intend to do so.

ARMADA SMALL CAP VALUE FUND

       Under normal conditions, the Fund invests primarily in equity securities of companies with relatively small stock market capitalizations. The Fund will be managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book, and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value,  balance  sheet  strength,  and  long-term  earnings  potential  are also considered in stock selection. See "Special Risk Factors for Small Capitalization Stocks" below.

       The Fund may invest up to 20% of its assets in foreign securities but does not currently intend to do so.

ARMADA SMALL/MID CAP VALUE FUND

       The Fund will be managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book, and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection. See "Special Risk Factors for Smaller Capitalization Stocks" below.

       The Fund may invest up to 20% of its assets in foreign securities but does not currently intend to do so.

         SPECIAL RISK FACTORS FOR SMALLER CAPITALIZATION STOCKS

       Securities held by the Small Cap Core, Small Cap Value, Small Cap Growth and Small/Mid Cap Value Funds generally will be issued by public companies with smaller capitalizations relative to those which predominate the major market indices, such as the S&P 500 or the Dow Jones Industrial Average. Securities of these small companies may at times yield greater returns on investment than stocks of larger, more established companies as a result of inefficiencies in the marketplace.


       Smaller companies, particularly those considered to have small stock market capitalizations, may carry additional risks to those of larger companies. Smaller companies are generally not as well-known to investors and have less of an investor following than larger companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may have difficulty withstanding competition from larger companies within their industries. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

       The positions of smaller capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Funds may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

ARMADA TAX MANAGED EQUITY FUND

       The Fund invests primarily in common stocks. The Fund will use several methods to reduce the impact of federal and state income taxes on investment income and realized capital gains distributed by the Fund.

       The Fund will seek to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields.

       The Fund will endeavor to hold taxes on realized capital gains to a minimum by investing primarily in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. The Fund will generally seek to avoid realizing short-term capital gains, and expects to have a relatively low overall portfolio turnover rate. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum. The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains.

       Although the Fund expects to use some or all of the foregoing methods in seeking to reduce the impact of federal and state income taxes on the Fund's dividends and distributions, portfolio management decisions will also be based on non-tax considerations when appropriate. Certain equity and other securities held by the Fund will produce ordinary taxable income on a regular basis. The Fund may also sell a particular security, even though it may realize a short-term capital gain, if the value of that security is believed to have reached its peak or is expected to decline before the Fund would have held it for the long-term holding period. The Fund may also be required to sell securities in order to generate cash to pay expenses or satisfy shareholder redemptions.

       Accordingly, while the Fund seeks to minimize the effect of taxes on its dividends and distributions, the Fund is not a tax-exempt fund, and may be expected to distribute taxable income and capital gains from time to time.

       The Fund invests primarily in common stocks and other equity securities. The Fund's Adviser selects common stocks based on a number of factors, including historical and projected long-term earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. The Fund may invest up to 5% of its net assets in each of the following types of equity securities: preferred stocks; securities convertible into common stocks; rights; and warrants.

       The Fund may invest up to 20% of its assets in foreign securities but does not currently intend to do so.

       The Fund's long-term investment horizon is reflected in its low portfolio turnover investment approach. The portfolio turnover rate reflects the frequency with which securities are purchased and sold within the Fund's portfolio. The Fund's annual portfolio turnover is not expected to exceed 25% under normal market conditions. (A rate of turnover of 100% could occur, for example, if all the securities held by the Fund are replaced within a period of one year.) When a mutual fund sells securities realizing gains, tax laws require that such gains be distributed to investors every year. As a result, such investors are taxed on their pro-rata shares of the gains. By attempting to minimize portfolio turnover, the Fund will generally have a low turnover rate. It is impossible to predict the impact of such a strategy on the realization of gains or losses for the Fund. For example, the Fund may forego the opportunity to realize gains or reduce losses as a result of this policy.

       The Fund may be appropriate for investors who seek capital appreciation and whose tax status under federal and state regulations increase the importance of such strategies.

ARMADA AGGRESSIVE ALLOCATION FUND AND ARMADA CONSERVATIVE ALLOCATION FUND

       Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that it pursues its investment objective by allocating its assets among other investment portfolios of Armada (the "Underlying Funds"). These Underlying Funds currently consist of the Large Cap Value, Large Cap Ultra, Small Cap Growth, Small Cap Value and International Equity Funds (the "Underlying Equity Funds"), the Bond and Intermediate Bond Funds (the "Underlying Bond Funds"), and the Money Market Fund. The specific portfolios that comprise the Underlying Funds can be changed without shareholder approval. The Aggressive Allocation Fund currently intends to invest 60% - 90% of its total assets in the Underlying Equity Funds, 10% - 40% of its total assets in the Underlying Bond Funds, and 0% - 20% of its total assets in the Money Market Fund. The Conservative Allocation Fund currently intends to invest 20% - 50% of its total assets in the Underlying Equity Funds, 50% - 80% of its total assets in the Underlying Bond Funds, and 0% - 20% of its total assets in the Money Market Fund. Each Fund's allocation ranges can be changed without shareholder approval. Each Fund normally intends to invest all of its assets in the Underlying Funds; however, for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality, short-term debt instruments. Each Fund reserves the ability to convert from a "fund of funds" structure and to invest directly in the types of securities in which the Underlying

Funds invest. Shareholders will be provided with advance notice before any such conversion occurs.

       To the extent a Fund's assets are invested in a particular Underlying Fund, the Fund is subject to the risks applicable to an investment in such Underlying Fund. The applicable Prospectuses and this SAI describe the investment policies and strategies employed by the Underlying Funds and their related risks.

ARMADA BALANCED ALLOCATION FUND

       The Fund may invest in any type or class of security. The Fund normally invests in common stocks, fixed income securities, securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed income securities, options and rights) and cash equivalent securities. The Fund intends to invest 45% to 75% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed income securities and up to 30% of its net assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's total assets will be invested in foreign securities.

       The Fund holds common stocks primarily for the purpose of providing long-term growth of capital. When selecting stocks for the Fund, the Adviser will consider primarily their potential for long-term capital appreciation.

       The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities which are rated at the time of purchase within the four highest rating categories assigned by Moody's, S&P or Fitch. These fixed income securities will consist of bonds, debentures, notes, zero coupon securities, asset-backed securities, state, municipal and industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Fund's assets may be invested from time to time in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some fixed income securities may have warrants or options attached.

ARMADA BOND FUND

       The Fund seeks to achieve its objective by normally investing primarily in investment grade fixed-income securities. The Fund uses the Lehman U.S. Aggregate Bond Index as its performance benchmark. The average maturity of the Fund normally will be from four to twelve years.

ARMADA GNMA FUND

       The Fund seeks to achieve its objective by normally investing primarily in mortgage pass-through securities guaranteed by the Government National Mortgage Association (GNMA). Any remaining assets may consist of other investment grade fixed income securities. GNMA was established as an instrumentality of the U.S. government to supervise and finance certain types of activities. Under normal market conditions, the estimated average life of the GNMA Fund's holdings of mortgage pass-through and mortgage-backed securities will range between 3 and 10 years. The Fund employs the Lehman GNMA Index as its performance benchmark.


       On February 28, 2003, the Board of Trustees of Armada approved a Plan of Reorganization (the "Plan") that provides for the reorganization of the Fund into the Armada U.S. Government Income Fund. Pursuant to the Plan, the shareholders of the Fund will be asked to approve the transfer of all of the assets and liabilities of the Fund to the Armada U.S. Government Income Fund in exchange for a pro rata share of each corresponding class of shares of beneficial interest of the Armada U.S. Government Income Fund. A special meeting of shareholders of the Fund is scheduled for Fall 2003 to seek shareholder approval of the Plan. If the Plan is approved by shareholders, Armada expects to complete the reorganization on or around November 24, 2003.


ARMADA HIGH YIELD BOND FUND

       Please see the Fund's prospectuses and "Additional Information About Portfolio Investments" below for information on the Fund's investment policies and strategies.

ARMADA INTERMEDIATE BOND FUND

       The Fund normally invests primarily in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. The Fund normally maintains an average dollar-weighted portfolio maturity of three to ten years. The Fund uses the Lehman Intermediate Government/Corporate Bond Index as its performance benchmark.

ARMADA LIMITED MATURITY BOND FUND

       The Fund will normally invest primarily in investment grade debt securities of all types. However, up to 20% of the value of its total assets may be invested in preferred stocks and other investments. In making investment decisions, the Fund's adviser will focus on a number of factors, including yield to maturity, maturity, quality and the outlook for specific issuers and market sectors. The Fund normally intends to maintain an average dollar-weighted portfolio maturity for its debt securities of from 1 to 5 years. The two components of total rate of return are current income and change in the value of portfolio securities.


ARMADA STRATEGIC INCOME BOND FUND


       The Fund will normally allocate between 15% and 65% of its assets in each of the following three types of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities, and fixed income securities of issuers in developed foreign countries, based on the Adviser's analysis of the fixed income markets. The Fund may invest up to 10% of its total assets in issuers in countries with emerging markets or economies. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.

       The Fund may invest up to 65% of its net assets in non-rated securities and securities rated below investment grade. For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Instruments - Ratings Criteria," below.

ARMADA TOTAL RETURN ADVANTAGE FUND

       The Fund will normally invest primarily in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.

       Although the Fund normally invests substantially all of its assets in investment grade debt securities, it may invest up to 15% of its net assets in non-rated securities and securities rated below investment grade (commonly referred to as "junk bonds"). For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Instruments - Ratings Criteria" below.


ARMADA ULTRA SHORT BOND FUND


       The Adviser attempts to increase income and preserve or enhance total return by managing average portfolio duration. By keeping average duration in the range of 0.8 to 1.2 years, the Adviser attempts to reduce the higher level of volatility that is generally associated with bonds of longer duration.

       Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

       An effective duration of 1 year, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 1%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 1%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

ARMADA U.S. GOVERNMENT INCOME FUND

       The Fund will normally invest primarily in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although the Fund also may invest the portion of its assets not subject to the 80% requirement stated in the Fund's prospectuses in debt securities and preferred stocks of non-governmental issuers, in mortgage-related securities issued by non-governmental entities and in other securities described below. The Fund anticipates that it will acquire securities with average remaining maturities of 3 to 10 years.

       The types of U.S. government obligations, including mortgage-related securities, invested in by the Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities.

       The Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an unaffiliated nationally recognized statistical rating organization ("Rating Agency") or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Fund may also invest in corporate debt securities which are rated at the time of purchase within the top four rating categories assigned by a Rating Agency or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.

ARMADA MICHIGAN MUNICIPAL BOND FUND

       As a fundamental policy, the Fund will normally invest at least 80% of its net assets in a portfolio of securities exempt from Michigan state taxes. Such securities include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income taxes ("Michigan Municipal Securities"). The Fund may invest up to 100% of its assets in private activity bonds which may be treated as a special tax preference item under the federal alternative minimum tax.

       The Fund normally will be invested in long-term Michigan Municipal Securities and the average weighted maturity of such investments will be 2 to 10 years, although the Fund may invest in Michigan Municipal Securities of any maturity and the Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of the

Fund's portfolio may vary depending upon the availability of suitable Michigan Municipal Securities or other relevant market factors.

       The Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by a Rating Agency. The Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees.

       Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Fund will not treat these bonds as Michigan Municipal Securities for purposes of measuring compliance with the 80% test described above. To the extent the Fund invests in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from these bonds.

       The Fund may invest in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Fund's quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. Under such circumstances and during the period of such investment, the Fund may not achieve its stated investment objective.

       Because the Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Fund's performance is closely tied to the general economic conditions within the state as a whole and to the economic conditions within particular industries and geographic areas represented or located within the state. However, the Fund attempts to diversify, to the extent the Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.

       The Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Fund that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). Nevertheless, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities,  securities  of  other  regulated  investment  companies  and  other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

       See "Special Considerations Regarding Investment in Michigan Municipal Securities" below.

ARMADA NATIONAL TAX EXEMPT BOND FUND

       The Fund seeks to achieve its objective by investing substantially all of its assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel issued on the date of the issuance thereof, is exempt from regular federal income tax ("Municipal Securities"). The Fund will normally invest at least 80% of the value of its net assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote").

ARMADA OHIO TAX EXEMPT BOND FUND

       The Fund will normally invest primarily in Municipal Securities issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Municipal Securities"). This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote" below). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. See "Additional Tax Information Concerning the Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, National Tax Exempt Bond and Tax Exempt Money Market Funds."

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

       The Fund seeks to achieve its objective by investing substantially all of its assets in Municipal Securities issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, obligations of the United States, including territories and possessions of the United States, the income from which is, in the opinion of counsel, exempt from regular federal income tax and Pennsylvania state income tax imposed upon non-corporate taxpayers, and securities of money market investment companies that invest primarily in such securities ("Pennsylvania Municipal Securities").

       The Fund will normally be fully invested in Pennsylvania Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote" below). Dividends paid by the Fund which are derived from interest properly attributable to Pennsylvania Municipal Securities will be exempt from regular federal income tax and Pennsylvania personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Pennsylvania personal income tax. See "Additional Tax Information Concerning the Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, National Tax Exempt Bond and Tax Exempt Money Market Funds."

         SPECIAL CONSIDERATIONS - TAX-FREE BOND FUNDS

       Although each Fund's average weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors, the Tax-Free Bond Funds anticipate that they will maintain a dollar-weighted average portfolio maturity of three to ten years.

       For temporary defensive or liquidity purposes when, in the opinion of the Funds' Adviser, Michigan Municipal Securities, Ohio Municipal Securities or Pennsylvania Municipal Securities of sufficient quality, as the case may be, are not readily available, the Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds may invest up to 100% of their assets in other Municipal Securities and in taxable securities.

       Each Fund may hold up to 100% of its assets in uninvested cash reserves, pending investment, during temporary defensive periods; however, uninvested cash reserves will not earn income.

       Each Fund may invest in other investments as described below under "Additional Information About Portfolio Investments" including stand-by commitments, variable and floating rate obligations, certificates of participation, other investment companies, illiquid securities, Taxable Money Market Instruments (as defined below), zero coupon obligations and repurchase agreements and engage in when-issued transactions.

       The Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds are classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.


       Although (i) all of the Tax-Free Bond Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, (ii) the Ohio Tax Exempt Bond and National Tax Exempt Bond Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, (iii) the Michigan

Municipal Bond and Pennsylvania Municipal Bond Funds may invest up to 100% of their respective total assets in private activity bonds and (iv) the National Tax Exempt Bond Fund may invest 25% or more of its net assets in Municipal Securities whose issues are in the same state, the Funds do not presently intend to do so unless, in the opinion of the adviser, the investment is warranted. To the extent that a Fund's assets are invested in such investments, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and private activity bonds to a greater extent than it would be if its assets were not so invested.

       See "Municipal Securities," "Special Considerations Regarding Investment in Michigan Municipal Securities," "Special Considerations Regarding Investment in Ohio Municipal Securities," and "Special Considerations Regarding Investment in Pennsylvania Municipal Securities" below.

ARMADA GOVERNMENT MONEY MARKET FUND

       The Fund seeks to achieve its objective by investing in obligations issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P.

ARMADA MONEY MARKET FUND

       The Fund seeks to achieve its objective by investing in "money market" instruments such as certificates of deposit and other obligations issued by domestic and foreign banks, and commercial paper (including variable and floating rate instruments) rated high quality by a Rating Agency, or determined to be of comparable quality by the Adviser. The Fund may also invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund is currently rated by S&P.

ARMADA OHIO MUNICIPAL MONEY MARKET FUND

       The Fund seeks to achieve its objective by investing substantially all of its assets in Ohio Municipal Securities.

       The Fund will normally invest at least 80% of the value of its net assets in Ohio Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote"). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. The Fund may invest up to 100% of its assets in Municipal Securities known as private activity bonds the interest on which is an item of tax preference for purposes of the federal alternative minimum tax. The Fund may also invest up to 100% of its assets in non-Ohio Municipal Securities and in taxable securities, during temporary defensive periods when, in the opinion of the Adviser, Ohio Municipal Securities of sufficient quality are unavailable.

       The Fund's assets are concentrated in securities issued by the State of Ohio or entities within the State of Ohio and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

       See  "Special  Risk   Considerations   -  Ohio  Municipal  Money  Market,
Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

       The Fund seeks to achieve its objective by investing substantially all of its assets in Pennsylvania Municipal Securities.

       As a matter of fundamental policy, the Fund normally invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income taxes, but is not considered a preference item for purposes of the federal alternative minimum tax. However, the Fund may invest up to 100% of its assets in non-Pennsylvania Municipal Securities and in taxable securities during temporary defensive periods when, in the opinion of the Adviser, Pennsylvania Municipal Securities of sufficient quality are unavailable.

       The Fund's assets are concentrated in securities issued by the Commonwealth of Pennsylvania or entities within the Commonwealth of Pennsylvania and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

       See  "Special  Risk   Considerations   -  Ohio  Municipal  Money  Market,
Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

ARMADA TAX EXEMPT MONEY MARKET FUND

       The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of Municipal Securities. The Fund will normally invest at least 80% of the value of its total assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

       See  "Special  Risk   Considerations   -  Ohio  Municipal  Money  Market,
Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds below."

       SPECIAL RISK CONSIDERATIONS -- OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS

       Although the Tax Exempt Money Market Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, the Funds do not presently intend to do so unless in the opinion of the Adviser the investment is warranted. The Ohio Municipal Money Market Fund may invest up to 100% of its assets in private activity bonds. In addition, although the Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, these Funds do not currently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent that a Fund's assets are invested in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state or are invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so invested.

ARMADA TREASURY MONEY MARKET FUND

       The Fund seeks to achieve its objective by investing in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and investment companies that invest exclusively in such obligations. The Fund may not engage in repurchase and reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P.

ARMADA TREASURY PLUS MONEY MARKET FUND

       The Fund seeks to achieve its investment objective by investing exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, repurchase agreements related to such securities, and investment companies that invest exclusively in such obligations. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P and Moody's.


ADDITIONAL INFORMATION ABOUT PORTFOLIO INVESTMENTS
--------------------------------------------------


RATINGS CRITERIA
----------------

       Investment grade debt securities in which the Funds invest are those securities rated at the time of purchase by a Fund within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and
BBB) or Fitch (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P or Fitch) have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

       The High Yield Bond Fund invests primarily in debt securities rated below investment grade (i.e., junk bonds). The Strategic Income Bond and Total Return Advantage Funds may also invest in junk bonds. While any investment carries some risk, certain risks associated with lower rated securities are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's net asset value per share.


       In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by a Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

       The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

       If an issuer of a security held by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's net asset value. In general, both the prices and yields of lower rated securities will fluctuate.

       In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

       Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

       The ratings of Moody's, S&P and Fitch evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, in addition to using recognized Rating Agencies and other sources, the Adviser performs its own analysis of the issuers of lower rated securities purchased by a Fund. Because of this, a Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

       The Adviser continuously monitors the issuers of lower rated securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

ELIGIBLE SECURITIES
-------------------

       The Money Market Funds may purchase "eligible securities" (as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act")) that present minimal credit risks as determined by the Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Adviser ("Comparable Obligations") and that have been rated in accordance with (1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying (1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) securities with credit supports that meet specified rating criteria similar to the foregoing and other criteria in accordance with applicable Securities and Exchange Commission ("SEC") regulations. Securities issued by a money market fund and securities issued by the U.S. Government may constitute eligible securities if permitted under applicable SEC regulations and Trust procedures. The Board of Trustees will approve or ratify any purchases by the Money Market Funds of securities that are rated by only one Rating Agency or that qualify under (3) above if required by applicable regulations or Trust procedures.

REITS
-----

       Each of the Equity Funds and Fixed Income Funds may invest from time to time in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

       REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage
REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act.

       REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be designated as a return of capital.

VARIABLE AND FLOATING RATE INSTRUMENTS
--------------------------------------

       Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. Government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

       The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of variable and floating rate obligations and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or Trust procedures.

       With respect to the Money Market Funds, variable and floating rate obligations held by a Fund may have maturities of more than 397 days, provided:
(a) (i) the Fund is entitled to payment of principal and accrued interest upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice) and (ii) the rate of interest on such instrument is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year, or (b) if the obligation is an asset-backed security, and if permitted under Trust procedures and applicable regulations, the security has a feature permitting the holder unconditionally to receive principal and interest within 13 months of making demand.

GUARANTEED INVESTMENT CONTRACTS
-------------------------------

       Each Fund may make limited investments in Guaranteed Investment Contracts ("GICs") issued by U.S. insurance companies. When investing in GICs a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest which may be based on a fixed rate or a fixed spread over an index, such as LIBOR. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. GICs may provide a lower rate of return than may be available to a Fund through other types of investments the Fund is permitted to make. A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company's capacity to pay. Failure of the issuing company could result in a default on a GIC. A Fund will purchase a GIC only when the Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. For the Money Market Fund, the Fund's investments in GICs will not exceed 10% of the Fund's net assets. In addition, because each Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Funds) of the Fund's net assets.

       The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

REPURCHASE AGREEMENTS
---------------------

       Securities held by each Fund (other than the Treasury Money Market Fund) may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities.

       The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

       With respect to the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, and Treasury Plus Money Market Funds, although the securities subject to repurchase agreements may bear maturities exceeding 397 days, the Funds presently intend to enter only into repurchase agreements which terminate within seven days after notice by the Funds. If a Fund were to enter into repurchase agreements which provide for a notice period greater than seven days in the future, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the Fund's net assets.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

       Each Fund (other than Treasury Money Market Fund and Treasury Plus Money Market Fund) may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES
-------------------------------

       Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans combined with any other outstanding loans for a Fund exceed one-third of the value of its total assets taken at fair market value. Collateral must be valued daily by the Fund's Adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

       A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

ILLIQUID SECURITIES
-------------------

       Each of the Equity Funds, Asset Allocation Funds, Fixed Income Funds and Tax-Free Bond Funds will not invest more than 15% of their respective net assets in securities that are illiquid. The Money Market Funds will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

       Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

TAXABLE MONEY MARKET INSTRUMENTS
--------------------------------

       Each of the Tax-Free Bond Funds may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax ("Taxable Money Market Instruments"). Taxable Money Market Instruments may
include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of S&P, Fitch or Moody's; certificates of deposit; bankers' acceptances; and repurchase agreements with respect to such obligations.

FOREIGN SECURITIES AND CURRENCIES
---------------------------------

       Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds (other than the U.S. Government Income Fund) may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs, EDRs or Global Depositary Receipts ("GDRs"). The U.S. Government Income Fund may invest in ADRs, EDRs and GDRs (see "American, European and Global Depositary Receipts" below). Such securities may or may not be listed on foreign or domestic stock exchanges.

       Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

       With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

       With respect to the International Equity and Strategic Income Bond Funds, certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets. Since these Funds will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) will affect the value in U.S. dollars of securities held by the Funds. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues. In addition, costs are incurred in connection with conversions between various currencies.

       Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

       The new European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

       The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund, particularly the International Equity Fund.

       The expense ratio of a Fund investing substantially in foreign securities can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.

       Interest and dividends payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the return to the Fund's shareholders.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITARY RECEIPTS
-------------------------------------------------

       Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in ADRs, EDRs, GDRs and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund's limitation with respect to illiquid securities.

       The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

FOREIGN GOVERNMENT OBLIGATIONS
------------------------------

       Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government. Certain foreign governments may be less capable of meeting repayment obligations on debt on a timely basis than, for example, the United States government.

FOREIGN CURRENCY TRANSACTIONS
-----------------------------

       In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.

       When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

       When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

       A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations equal to the amount of a Fund's assets that could be required to consummate forward contracts will be established with the Trust's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

EXCHANGE RATE-RELATED SECURITIES
--------------------------------

       Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

CONVERTIBLE SECURITIES
----------------------

       Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in convertible securities entitling the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security may fluctuate in inverse proportion to interest rates. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less market risk than the corporation's common stock. Nonetheless, convertible securities could lose value or become worthless if, for example, the issuer becomes bankrupt. Convertible securities will not normally decrease significantly below their conversion value. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

       In selecting convertible securities, the Adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the Adviser deems that retention of such security is warranted.

CORPORATE DEBT OBLIGATIONS
--------------------------

       Each Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

OTHER DEBT SECURITIES
---------------------

       Each Fund may also invest in other debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables ("CARS") and Certificates of Amortizing Revolving Debts ("CARDS"); private placements; and income participation loans. Some of the securities in which the Fund invests may have warrants or options attached.

       Appreciation in the value of a debt security may result from an improvement in the credit standing of the issuer of the security or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by the Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

       The Balanced Allocation, Intermediate Bond, and Limited Maturity Bond Funds invest only in investment grade debt securities which are rated at the time of purchase within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), or Fitch (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. The Total
Return Advantage Fund normally invests substantially all of its assets in investment grade debt securities but may invest up to 15% of its securities in lower grade securities. See "Ratings Criteria" above.

       In the event that subsequent to its purchase by the Fund, a rated security ceases to be rated or its rating is reduced below investment grade, the adviser will consider whether the Fund should continue to hold the security.

WARRANTS
--------

       Each of the Equity Funds and Balanced Allocation Fund may invest in warrants. Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FUTURES AND RELATED OPTIONS
---------------------------

       Each of the Equity Funds may invest in stock index futures contracts and options on futures contracts in attempting to hedge against changes in the value of securities that they hold or intend to purchase. The Balanced Allocation Fund may invest in stock index, interest rate, bond index and foreign currency futures contracts and options on these futures contracts. The Bond, High Yield Bond, Limited Maturity Bond, Strategic Income Bond, Total Return Advantage and Ultra Short Bond Funds may invest in interest rate and bond index futures contracts and options on futures contracts and the Bond, GNMA and U.S. Government Income Funds may invest in futures contracts on U.S. Treasury obligations in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline.

       Each of the Equity Funds may invest in stock index futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity. The International Equity Fund may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates. A Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline. Each of these Funds may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each of these Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

       Each of the High Yield Bond and Ultra Short Bond Funds may invest in the instruments described either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract in anticipation of purchases of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

       Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of an index or the cash value of a stated amount of a foreign currency. When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase.

       The Funds intend to comply with the regulations of the Commodity Futures Trading Commission (CFTC) exempting it from registration as a "commodity pool operator." A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to such regulations. In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with a Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

       CALL AND PUT OPTIONS. The Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.

       The Funds may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

       A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

       A Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

       In addition, each Fund may write covered call and secured put options. A covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

       In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.


       The aggregate value of the securities subject to options written by a Fund will not exceed 33 1/3% (20% with respect to the S&P 500 Index Fund) of the value of its net assets. In order to close out an option position prior to maturity, a Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.


       Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. For a detailed description of these investments and related risks, see Appendix B attached to this SAI.

   RISK FACTORS ASSOCIATED WITH FUTURES AND RELATED OPTIONS

       To the extent that a Fund engages in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.

       Successful use of futures by the Funds also are subject to the Adviser's ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

       Although the Funds intend to enter into futures contracts and options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See "Illiquid Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or a Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.

       The primary risks associated with the use of futures contracts and options are:

       1. the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;

       2. possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

       3. losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and

       4. the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

DOLLAR ROLLS
------------

       The Balanced Allocation Fund, Fixed Income Funds and Tax-Free Bond Funds may enter into Dollar Roll Agreements, which are similar to reverse repurchase agreements. Dollar Rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. At the time the Fund enters into a Dollar Roll, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

SHORT SALES
-----------

       Each Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

       Each Fund (other than the S&P 500 Index Fund) may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If a Fund sells securities short against the box, it may protest itself from a loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

       The S&P 500 Index Fund may also engage in short sales other than short sales against the box. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the SEC and its staff. The Fund may fulfill the account segregation requirements by having the Fund's custodian identify assets on its records as being held to cover short positions rather than maintaining a segregated account.


ASSET-BACKED SECURITIES
-----------------------

       The Balanced Allocation Fund, the Fixed Income Funds and, to the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with their investment objective and policies, the Money Market Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the  securities,  net  of any  fees  paid  to the  issuer  or  guarantor  of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Fund may include collateralized mortgage obligations (CMOs) issued by private companies.

       In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.

       Each of these Funds may purchase securities that are secured or backed by mortgages and are issued by entities such as Government National Mortgage Association

(GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), or private mortgage conduits. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Except for private mortgage conduits, these securities represent ownership in a pool of federally insured mortgage loans. The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (I.E., loans) generally may be prepaid at any time. As a result, if a mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce the expected yield to maturity and average life, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and average life. Conversely, if a mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, the expected yield to maturity and average life. There can be no assurance that the Trust's estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.

       Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

       These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.

       There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie
Maes) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a publicly-held company owned by its shareholders that was created by an act of Congress. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates

(also known as "Freddie Macs" or "Pcs"). FHLMC is a publicly-held company owned by its shareholders that was created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

       Privately issued mortgage backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody's or, if unrated, will be in the adviser's opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

       CMOs may be issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs.

       Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.

       The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

       Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

       Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

COLLATERALIZED DEBT OBLIGATIONS
-------------------------------

       The High Yield Bond Fund may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

       The Fund also may invest in collateralized loan obligations ("CLOs"), which are trusts typically consisting of loans made to issuers (both U.S. and foreign). A CLO consists of a portfolio of many underlying loans where the cash flows from the securitization are derived from this portfolio of loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses do to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

INTEREST RATE AND TOTAL RETURN SWAPS
------------------------------------

       The Balanced Allocation Fund and Fixed Income Funds may enter into interest rate swaps for hedging purposes and not for speculation. A Fund will typically use interest rate or total return swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.

       The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated, with respect to the Bond, Intermediate Bond, Limited Maturity Bond, Strategic Income Bond, Total Return Advantage and U.S. Government Income Funds, either "A" or "A-1" or better by S&P or Fitch, or "A" or "P-1" or better by Moody's or is otherwise deemed equally creditworthy or, with respect to the GNMA Fund, the claims paying ability of the other party is deemed creditworthy and any such obligation the GNMA Fund may have under such an arrangement will be covered by setting aside liquid high grade securities in a segregated account.

       A Fund will only enter into swaps on a net basis, (I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian.

       If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

ZERO COUPON OBLIGATIONS
-----------------------

       The Balanced Allocation Fund, Fixed Income Funds and Tax-Free Bond Funds may invest in zero coupon obligations. Each other Fund may also invest in zero coupon obligations for temporary purposes. See "Money Market Instruments" below. Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Adviser will consider the liquidity needs of the Fund when any investment in zero coupon obligations is made.

INCOME PARTICIPATION LOANS
--------------------------


       The Balanced Allocation, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Strategic Income Bond, Total Return Advantage and Ultra Short Bond Funds may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

       Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

CERTIFICATES OF PARTICIPATION
-----------------------------

       The Tax-Free Bond Funds may purchase Municipal Securities in the form of "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The municipal leases underlying the certificates of participation in which the Funds invest will be subject to the same quality rating standards applicable to Municipal Securities. Certificates of participation may be purchased from a bank, broker-dealer or other financial institution. The lease payments and other rights under the lease provide for and secure the payments on the certificates.

       Lease obligations may be limited by law, municipal charter or the duration or nature of the appropriation for the lease and may be subject to periodic appropriation. In particular, lease obligations, may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default; in such event, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations.

WHEN-ISSUED SECURITIES
----------------------

       Each Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery security that a Fund may purchase is a "to be announced" (TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

       When a Fund agrees to purchase when-issued securities, the custodian segregates cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

       When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. A Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

MONEY MARKET INSTRUMENTS
------------------------

       Each Fund may invest in various short-term obligations such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and GICs. Each Fund (other than the Money Market Funds) may hold temporary cash balances pending investment in such instruments or may invest up to 100% of its assets in such instruments for temporary defensive purposes. Each Money Market Fund may invest in money market instruments in accordance with Rule 2a-7 under the 1940 Act and as is consistent with its investment objectives and policies.

       Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not issued by the Federal Deposit Insurance Corporation. The Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of their total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

       Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, each Fund may invest in Canadian Commercial Paper which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S.

corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. Each Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

       Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. A Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser believes that the credit risk with respect to the instrument is minimal, except that the International Equity Fund and Strategic Income Bond Fund will not be subject to this limitation so long as such investments are otherwise consistent with their investment objective and policies.


GOVERNMENT SECURITIES
---------------------


       The Treasury Money Market and Treasury Plus Money Market Funds may only invest in direct obligations of the U.S. Treasury and investment companies that invest only in such obligations and, in the case of the Treasury Plus Money Market Fund, repurchase agreements related to such securities. Each other Fund may invest in U.S. government agency obligations, examples of which include the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Obligations." The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Money Market and Government Money Market Funds will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

U.S. TREASURY OBLIGATIONS AND RECEIPTS
--------------------------------------

       Each Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

       The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), Liquid Yield Option Notes (LYONs), and Certificates of Accrual on Treasury Securities
(CATS). TIGRs, LYONs and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

       Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

STAND-BY COMMITMENTS
--------------------

       The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, and Tax Exempt Money Market Fund may acquire stand-by commitments. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by a Fund must be of high quality as determined by any Rating Agency, or, if not rated, must be of comparable quality as determined by the Adviser. A Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

DERIVATIVE INSTRUMENTS
----------------------

       Each of the Equity Funds, Balanced Allocation Fund, Fixed Income Funds and Money Market Funds may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations ("CMOs"), various floating rate instruments and other types of securities).

       Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

TAX-EXEMPT DERIVATIVES AND OTHER MUNICIPAL SECURITIES
-----------------------------------------------------

       The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in tax-exempt derivative securities relating to Municipal Securities, including tender option bonds, participations, beneficial interests in trusts and partnership interests. (See generally "Derivative Instruments" above.)

       Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by a Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.

SECURITIES OF OTHER INVESTMENT COMPANIES
----------------------------------------

       Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund (other than the Aggressive Allocation and Conservative Allocation Funds) may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, i.e., money market funds. As described in their prospectuses and this SAI, the Aggressive Allocation and Conservative Allocation Funds may invest their assets without limitation in Underlying Funds. See "Aggressive Allocation Fund" and "Conservative Allocation Fund" above.

       The Equity Funds and the Balanced Allocation Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs") and similar index tracking stocks as is consistent with their investment objectives and policies. SPDRs represent interests in the SPDR Trust, a unit investment trust that holds shares of all the companies in the S&P 500. The SPDR Trust closely tracks the price performance and dividend yield of the S&P 500. Other index tracking stocks are structured similarly to SPDRs but track the price performance and dividend yield of different indices. SPDRs and other index tracking stocks can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. For example, stocks that track an index comprised of Nasdaq traded stocks, or stocks that track an index comprised of stocks of foreign companies (such as iShares which are described below), may be expected to fluctuate in value more widely the SPDRs (which track the S&P 500) or stocks that track other less volatile indices. Index tracking stocks are traded similarly to stocks of individual companies. Although an index tracking stock is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance because of trust expenses and other factors. The SPDR Trust and trusts underlying other index tracking stocks are structured to be regulated investment companies and may make distributions to a Fund that may not be characterized entirely as ordinary income for tax purposes. Such distributions will be passed through to Fund investors in the character as received by the Fund. Because investments in SPDRs and other index tracking stocks represent interests in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

       In addition, to the extent consistent with its policy regarding investments in foreign securities, each of the Equity Funds, Balanced Allocation Fund, and Fixed Income Funds (other than the U.S. Government Income Fund) may purchase shares of investment companies investing primarily in foreign securities, including "country funds" which have portfolios consisting exclusively of securities of issuers located in one foreign country, and may also purchase iShares issued by iShares, Inc. and similar securities of other issuers. "Country funds" may be either open-end or closed-end investment companies.

       iShares are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in iShares can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the Adviser believes that investments in iShares can provide a cost-effective means of diversifying the Fund's assets across a broader range of equity securities.

       iShares are listed on the American Stock Exchange (AMEX), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged.

       In the event substantial market or other disruptions affecting iShares or other country funds should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected, and the Fund's performance could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares or other country funds as part of its investment strategy.

       As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.

       Each Fund (other than the Aggressive Allocation Fund and Conservative Allocation Fund) currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group;
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole; and (iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds and other investment companies advised by the Adviser. Notwithstanding these limitations, the Trust has obtained an order from the SEC that allows each Fund (other than the Money Market Funds) to use their cash balances that have not been invested in portfolio securities and cash collateral from the Funds' securities lending program to purchase shares of one or more money market funds offered by the Trust. If a money market fund offers more than one class of shares, a Fund will only invest in the class with the lowest expense ratio at the time of investment. A Fund will hold shares of the Trust's money market funds only to the extent that the Fund's aggregate investment in the money market funds does not exceed 25% of the Fund's total assets.

MUNICIPAL SECURITIES
--------------------

       The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in Municipal Securities. The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. Municipal Bonds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, and the extension of loans to public institutions and facilities.

       Municipal Securities that are payable only from the revenues derived from a particular facility may be adversely affected by federal or state laws, regulations or court decisions which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws, decisions and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a governmentally created fund, may be adversely affected by laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, the payment of interest and principal on Municipal Securities may be adversely affected by respective state laws which limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Municipal Securities the Funds will invest from time to time or predicting the nature or extent of future judicial interpretations or changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws, regulations and judicial interpretations on the securities in which the Funds may invest and, therefore, on the shares of the Fund.

       There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Funds' adviser will consider such an event in determining whether they should continue to hold the obligation.

       The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest or the principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

       Certain Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer or original purchaser of the Municipal Securities at the time of their original issuance. In the event that the issuer defaults on interest or principal payments, the insurer of the
obligation  is  required  to  make  payment  to  the  bondholders   upon  proper
notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

       Municipal notes in which the Funds may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital or capital facilities needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

       The Funds invest in Municipal Securities which at the time of purchase are rated in one of the four highest rating categories by a Rating Agency for bonds and in one of the two highest rating categories by a Rating Agency for money market securities.

       Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Funds' adviser pursuant to guidelines approved by the Trust's Board of Trustees. If the rating of an obligation held by a Fund is reduced below its rating requirements, the Fund will sell the obligation when the adviser believes that it is in the best interests of the Fund to do so. The applicable ratings are more fully described in Appendix A.

       Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal and state income taxes are rendered by qualified legal counsel to the respective issuers at the time of issuance. Neither the Funds nor their adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.


       SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN OHIO MUNICIPAL SECURITIES. As described in the Prospectuses, each of the Ohio Tax Exempt Bond and Ohio Municipal Money Market Funds will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). Each Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.


       Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

       There  may  be  specific  factors  that  at  particular  times  apply  in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


       Much of this information is as of September 3, 2003, particularly debt figures and other statistics.


       Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.

       While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.


       In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%) and then lower in 2001 (4.2% vs. 4.7%) and in 2002 (5.7% vs. 5.8%).
The unemployment rate and its effects vary among geographic areas of the State.

       There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in an Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.


       The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

         Recent biennium ending GRF balances were:

    --------------------------------------------------------------------
         BIENNIUM         FUND BALANCE           CASH BALANCE
    --------------------------------------------------------------------
          1992-93         $111,013,000          $ 393,634,000
    --------------------------------------------------------------------
          1994-95          928,019,000          1,312,234,000
    --------------------------------------------------------------------
          1996-97          834,933,000          1,367,750,000
    --------------------------------------------------------------------
          1998-99          976,778,000          1,512,528,000
    --------------------------------------------------------------------
          2000-01          219,414,000            817,069,000
    --------------------------------------------------------------------
          2002-03           52,338,000            396,539,000
    --------------------------------------------------------------------

       Actions have been and may be taken by the State during less favorable economic periods (such as currently) to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

       The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

       1992-93. State and national fiscal uncertainties necessitated several actions to achieve positive GRF ending balances. An interim appropriations act was enacted effective July 1, 1991 that included appropriations for both years of the biennium for debt service and lease rental payments on State obligations payable from the GRF, even though most other GRF appropriations were made for only one month. The general appropriations act for the entire biennium was then passed on July 11, 1991. Included in the GRF resources appropriated was a transfer of $200,000,000 from the Budget Stabilization fund (BSF) to the GRF.

       To address a projected Fiscal Year 1992 imbalance, the Governor ordered most State agencies to reduce GRF spending in the final six months of that Fiscal Year by a total of $184,000,000, the entire $100,400,000 BSF balance and additional amounts from certain other funds were transferred to the GRF, and other revenue and spending actions were taken.

       Steps to ensure positive biennium-ending GRF balances for Fiscal Year 1993 included the Governor ordering selected GRF spending reductions totaling $350,000,000 and tax revisions that produced additional revenue of $194,500,000. As a first step toward BSF replenishment, $21,000,000 from the GRF ending balance was deposited in the BSF.

       1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535,200,000 to the BSF and $322,800,000 to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

       1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings,

$94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

         1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

         2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the State Income Tax Reduction Fund.

         In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and lease rental payments relating to State obligations, were elementary and secondary education.

         In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions mentioned above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

         2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures during this period were primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

         Consideration came in four general time frames - the June 2001 biennial appropriation act, late fall and early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

         The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major program funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4%.

         That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections:

         o Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.

         o An additional $10,000,000 transfer from the BSF to an emergency purposes fund.

         o Transfer to the GRF in Fiscal Year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.


         Necessary GRF debt service and lease rental appropriations for the biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced, and included in the versions as passed by the House and the Senate and in the act as passed and signed. The same was true for separate appropriations acts that included lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers' Compensation.

         The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for Fiscal Year 2003. Executive and legislative actions were taken based on those new estimates, including:

         o The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

         o December 2001 legislation, the more significant aspects of which included:

           o Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $604,000,000).

           o Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, intended to be replenished from settlement receipts in Fiscal Years 2013 and 2014.

           o Reducing appropriation spending authorizations for the legislative and judicial branches.

           o Making certain tax-related changes (including accelerating the time for certain payments).

           o Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $41,000,000 in Fiscal Year 2003. This participation has begun, although litigation has sought, to date unsuccessfully, to enjoin the authorization on State constitutional grounds.

         Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated GRF shortfall estimates were approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken for Fiscal Year 2002 to ensure a positive GRF fund balance for Fiscal Year 2002 and the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation providing for among other things:

         o Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance ($607,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds to the GRF.

         o $50,000,000 reduction in the Fiscal Year 2002 ending GRF balance (to $100,000,000 from its previously budgeted level of $150,000,000).

         o Increased cigarette tax by 31(cents) per pack (to a total 55(cents) a pack), estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.

         o Transfers to the GRF of $345,000,000 from tobacco settlement money received in Fiscal Years 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead by provided by way of $345,000,000 in additionally authorized general obligation bonds.

         o Extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base. The combination was and is estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.

         o Selective additional appropriation cuts for certain departments.

         Certain other provisions of the legislation were aimed at the future, rather than the 2002-03 biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

         Several categories of Fiscal Year 2002 GRF tax receipts were below those in the prior Fiscal Year. Overall, total GRF tax receipts were 1.1% below those in Fiscal Year 2001. Fiscal Year 2002 nevertheless did end with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The Fiscal Year ending BSF balance was $427,904,000, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003.

         On July 1, 2002, the first day of the new Fiscal Year, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. Annual cutbacks ranged generally from 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

         Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40,000,000, OBM in late January announced an additional GRF shortfall of $720,000,000 for Fiscal Year 2003. The Governor ordered immediate additional reductions in appropriations spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly's prompt consideration the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM:

         A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.

           o Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).

           o A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

           o An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.

           o A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.

         The Governor proposed enactment of these legislative authorizations by March 1 in order to produce the indicated financial effects by the June 30 end of the Fiscal Year and biennium. The General Assembly gave its final approval on February 25 to legislation authorizing the first three elements (see above) of the Governor's proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine.

         OBM projected at the time that the Governor's proposal to the General Assembly and the additional expenditure reductions ordered by the Governor in January, coupled with the previously authorized transfer to the GRF of the then available and unused balance in the BSF, would result in a positive GRF fund balance at June 30, 2003. To offset the General Assembly's enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

         Based on the Administration's continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 over OBM's January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May
31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,000,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

         The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

         Additional appropriations actions during the biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

         CURRENT BIENNIUM. The GRF appropriations bill for the current biennium (beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and promptly signed (with selective vetoes) by the Governor June 26. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bill as introduced and in the bill's versions as passed by the House and the Senate, and in the Act as passed and signed. (The same is true for the separate Department of Transportation and Bureau of Workers' Compensation appropriations acts containing lease-rental appropriations for certain OBA-financed ODOT, DPS and BWC projects.)

         The Act provides for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for Fiscal Year 2004 are approximately 5.8% higher than the actual Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 are approximately 3.5% higher than for Fiscal Year 2004. The following are examples of increases in authorized GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7%.

         The above expenditure levels reflect among other expenditure controls in the Act: Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Years 2000 and 2001 or the amount that would have been distributed under the standard formula.

         The GRF expenditure authorizations for the biennium also reflect and are supported by revenue enhancement actions contained in the Act including:

         o A one cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year to which it applies.

         o Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to a legal challenge.)

         o Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

         o Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

         o Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

         The Act also reflects the draw down during the biennium of an additional approximately $582,000,000 of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003.

         Litigation  pending  in the Ohio  Court  of  Claims  contests  the Ohio
Department of Human Services (ODHS, now Ohio Department of Job and Family Services) former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals ruled in favor of ODHS; plaintiff's petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current Fiscal Year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240,000,000. The Court of Appeals has certified the class action and notice has been sent to the members of the class. Trial for liability only was completed in the Court of Claims in January 2003 and all post-trial briefs have been filed with that Court.

         The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that "Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state."

         By 17 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, and conservation. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

         A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission
(OPFC), that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments such as the proposed "Third Frontier" amendment.

         In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the State. Payments by the State under those agreements are subject to biennial appropriations by the General Assembly. OBM estimates the highest future Fiscal Year payments under those current arrangements to be $62,376,425. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose, and in the case of continued insufficiency the ODOT Director is to request a General Assembly appropriation for the purpose.

         State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation
(COPs) have been issued that represent fractionalized interests in or are payable from the State's anticipated payments. The number and amount of COPs issued in connection with those agreements have varied and will continue to vary. OBM estimates the highest future Fiscal Year payments under those agreements, which are primarily made from GRF appropriations, to be $4,603,524. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made.
Generally,   the  OBM  Director's  approval  of  such  agreements  is  required, particularly if COPs are to be publicly-offered in connection with those agreements.

         A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time (excluding bonds issued to meet guarantees, if any). The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds (except for bonds issued to meet guarantees) may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. A 1996 issue of $168,740,000 of taxable bonds refunded outstanding bonds and provided additional loan moneys for facilities and equipment. $101,980,000 of taxable forward purchase bonds were issued in 1998 to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. The State, in July 2003, issued $50,000,000 in bonds for Innovation Ohio projects and is planning to issue
$50,000,000 in bonds for research and development projects later this fiscal year. Pursuant to a 2000 constitutional amendment, the State has issued a first series of $50,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $23,576,886 in Fiscal Year 2008.

         Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

         Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools". On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

         In its prior decisions, the Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

         With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

         On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. The plaintiffs recently announced their intention to appeal this case to the United States Supreme Court.

         The General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as "unfunded mandates."

         Under the current financial structure, Ohio's 612 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

         School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

         The State's present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970's, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

         To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 127 districts.

         Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium. The reduction in appropriations spending for Fiscal Year 1992 included a 2.5% overall reduction in annual Foundation Program appropriations, and a 6% reduction in other primary and secondary education programs. The reductions were in varying amounts, and had varying effects, with respect to individual districts; there were no reductions for the 172 districts with the lowest per pupil tax valuations. Foundation payments were excluded from the Governor's Fiscal Year 1993 cutback order.

         Subsequent biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) were:

         o 1994-95 - $8.9 billion provided for 2.4% and 4.6% increases, respectively, in State aid in the biennium's two Fiscal Years.

         o 1996-97 - $10.1 billion representing a 13.6% increase over the preceding biennium total.

         o 1998-99 - $11.6 billion (18.3% over the previous biennium).

         o 2000-01 - $13.3 billion (15% over the previous biennium).

         o 2002-03 - $15.2 billion (17% over the previous biennium before the expenditure reductions).

         State appropriations for the purpose made for the 2004-05 biennium were $15.7 billion (3.3% over the previous biennium), and represented an increase of 0.01% in Fiscal Year 2004 over 2003 and 2.2% in Fiscal Year 2005 over 2004 when compared to original State appropriations.

         Those total State 2004-05 biennial appropriations excluded non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $686,020,000 in Fiscal Year 2000, $655,036,000 in Fiscal Year 2001, $635,150,000 in Fiscal Year 2002, and $671,352,000 in Fiscal Year 2003. Ohio
participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

         In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district's foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000. In Fiscal Year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.

         Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and "fiscal watch", but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently four school districts in fiscal emergency status and five in fiscal watch status. New legislation has created a third, more preliminary, category of "fiscal caution." A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

         Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

         For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Nine municipalities and one township are in "fiscal emergency" status and six municipalities in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision is applied to four districts with five on preliminary "fiscal watch" status.

         At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation -- commonly referred to in the context of Ohio local government finance as the "ten-mill limitation."

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL SECURITIES. The following information is a brief summary of factors affecting the economies and financial strengths of the Commonwealth of Pennsylvania, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth of Pennsylvania that were available prior to the date of this SAI. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

                  The ability of the issuers of Pennsylvania Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Pennsylvania and to the fiscal stability of issuers of Pennsylvania Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt. In addition, the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no responsibility on the part of the Commonwealth of Pennsylvania to make payments on such local obligations.

         Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) has been in a surplus position during recent years, as of June 30, 2002, the General Fund was able to have an unappropriated surplus of $142.8 million only because of the utilization of most of the Tax Stabilization Reserve Fund (Rainy Day Fund) which had been accumulated during prior years. The utilization of the Rainy Day Fund offset unanticipated revenue shortfalls due to the economic downturn in fiscal year 2002. Through calendar years 2001 and 2002, economic growth in the United States and Pennsylvania was below the projections used to estimate the Commonwealth's fiscal year 2002 revenues, as the national economic recession during fiscal year 2002 was not anticipated in the budget estimates for that fiscal year.

         The Commonwealth's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of nonagricultural workers,
followed  by  the  categories  of  trade  and  manufacturing.   Future  economic
difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities and could adversely affect the market value of the Fund.

         By law, the Governor must submit a balanced operating budget and while the General Assembly may change items, the Governor retains a line-item veto power. Total appropriations cannot exceed estimated revenues, also taking into account any deficit or surplus remaining from the previous year. The General Fund budget for the 2002 fiscal year included appropriations from Commonwealth revenues of $20,689.9 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $20,361.1 million. A draw down of the fiscal 2001 year-end unappropriated balance is intended to fund the difference between estimated revenues and projected spending. The level of proposed spending in the budget as enacted represents an increase of 3.5 percent over the spending authorized for fiscal 2001 of $19,910.8 million.

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of May 20, 2003, suits relating to the following matters: (i) In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation, and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Supreme Court of Pennsylvania. (ii) In March 1998, certain Philadelphia residents, the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964. The district court dismissed the complaint, but in August 1999 the Third Circuit Court of Appeals reversed and remanded for further proceedings. On June 23, 2000, by agreement of the parties, the district court stayed all proceedings and placed the case in civil suspense. The U.S. Supreme Court and the U.S. Court of Appeals for the Third Circuit have decided other cases that seem to imply that the claims now presented by the plaintiffs cannot proceed as pled. However, no party has taken action to lift the stay. Based on statements made in 2001, the defendants anticipate that one or more of the plaintiffs may seek to amend the complaint in an effort to state a claim for intentional discrimination under Title VI of the Civil Rights Act.(iii) PPG Industries has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limits the exemption for headquarters property and payroll only to headquarters property and payroll attributable to manufacturing in Pennsylvania. On November 30, 2001, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce and ordered the limitation to be eliminated from the capital stock/franchise tax. The Court also directed that the Commonwealth provide a retrospective remedy to taxpayers to include (1) refunds for taxpayers who suffered the discrimination, (2) additional assessments against taxpayers who benefited from the unlawful limitation, or (3) some combination of the two, provided that the remedy does not discriminate against interstate commerce. The General Assembly has enacted legislation that presumptively cures the constitutional problem beginning after January 1, 1999. Such legislation has no effect on the years involved in the litigation. PPG filed a petition for reconsideration that was denied on February 1, 2002. The retrospective remedy announced by the Commonwealth on April 29, 2002, appears to be revenue neutral for in-state manufacturers. (iv) Unisys Corporation has challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in March 1999, the Commonwealth Court held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer appealed to the Pennsylvania Supreme Court, which held oral argument in December 2000. On October 25, 2002, the court issued a decision reversing the holding of the Commonwealth Court and upholding the Commonwealth statutory appointment formula. Unisys has filed a petition for certiorari to the U.S. Supreme Court. (v) Twenty or more insurance companies have challenged the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured from other insurance companies that have become insolvent or are otherwise in default. A provision in the Act allows the assessed insurance companies to claim a credit for these assessments against their Pennsylvania gross premium tax liability. Life and health insurance premiums have always been subject to the premium tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. The Department of Revenue ultimately decided to allow credits for assessments paid on taxable annuity considerations, but not for assessments paid on non-taxable annuities. The insurance companies want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential range from $50 million to $300 million.


         The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Pennsylvania legislation in 1991 to assist the City of Philadelphia in remedying its fiscal difficulties. PICA has issued specialty revenue bonds on behalf of the City of Philadelphia to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. PICA also makes factual findings and recommendations to the City concerning its budgetary and fiscal affairs. The City is currently operating under a five year plan approved by PICA in 2002. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired on December 31, 1995, but its authority to refund existing debt will not expire. PICA had approximately $840.6 million in specialty revenue bonds outstanding as of June 30, 2002.

         Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA by S&P and Aa2 by Moody's and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB and A-, respectively, by S&P and Baa1 and A3, respectively, by Moody's.

         SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MICHIGAN MUNICIPAL SECURITIES. The following information is drawn from various Michigan governmental publications, particularly the Governor's Executive Budget for fiscal year 2003-2004, and from other sources relating to securities offerings of the State and its political subdivisions. While the Trust has not independently verified such information, it has no reason to believe that it is not correct in all material respects.

         The  State  of   Michigan's   economy  is   principally   dependent  on
manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

         Total State wage and salary employment is estimated to have declined by 0.9% in 2002. The rate of unemployment is estimated to have been 6.1% in 2002, substantially increased from the 3.4% rate of 2000. Personal income grew at an estimated 2.0% annual rate in 2002.

         During the six years prior to 2001, improvements in the Michigan economy resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, resulted in State General Fund budget surpluses, most of which were transferred to the State's Counter-Cyclical Budget and Economic Stabilization Fund. The balance of that Fund as of September 30, 2000 is estimated to have been in excess of $1.2 billion, but withdrawals in the period 2001-2003 are projected to leave the balance at September 30, 2002 to $145 million.

         In 2001, the Michigan economy began to feel the effects of the downturn in the national economy. In mid 2001, the Michigan Legislature began making adjustments in State expenditures and projected revenues and continued to do so in 2002 and 2003.

       The Michigan Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar year 1977 State personal income (which was 9.49%). The State may raise taxes in excess of the limit for emergencies through action by the Governor and two-thirds of the members of each house of the Legislature.

         The Michigan Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, the State agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

         The State has issued and has outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan purposes. As of September 30, 2002, the State had approximately $1.1 billion of general obligation bonds outstanding.

         The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

         The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involved programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding.

         The State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

         On March 15, 1994, Michigan voters approved a property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved and implemented, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4% (since reduced to 4.0%), the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. In 2002 the State began to impose an additional tax of $.50 per pack on cigarettes as part of its program to increase revenues to meet budgeted expenditures. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on nonhomestead property and nonqualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

         Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and impact the State's ability to increase revenues and continue expenditures for services at levels projected at the beginning of 2003.

         A state economy during a recessionary cycle would also, as a separate matter, adversely affect the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other "revenue" securities to make periodic payments for the use of those facilities.

OTHER TAX-EXEMPT INSTRUMENTS
----------------------------

         Investments by the Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund in tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 or SP-2 by S&P, F2 by Fitch or Prime-2, MIG-2 or VMIG-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser. Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the investing Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund must use the shorter of the period required before it is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Adviser be equivalent to the commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Other types of tax-exempt instruments may also be purchased as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.


PORTFOLIO TURNOVER
------------------

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S.
Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions.

         The portfolio turnover rate for the Bond Fund during the last fiscal year and the portfolio turnover rates for the U.S. Government Income Fund during the last two fiscal years have been high due to the Adviser's increased use of Dollar Rolls in an attempt to increase the yield for each Fund. (See "Dollar Rolls" under "Additional Information About Portfolio Investments".) The High Yield Bond, Small Cap Core and Strategic Income Bond Funds had not commenced operations and the Ultra Short Bond Fund had a limited operating history as of the date of this SAI and, consequently, have no portfolio turnover history. Under normal market conditions, the portfolio turnover rate for the High Yield Bond Fund, Small Cap Core, Ultra Short Bond and Strategic Income Bond Funds are not expected to exceed 150%, 125%, 100% and 100%, respectively, although these rates could be higher. Certain Funds may engage in short-term trading and may sell securities which have been held for periods ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income by making portfolio changes in anticipation of expected movements in interest rates or security prices or in order to take advantage of what the Funds' Adviser believes is a temporary disparity in the normal yield relationship between two securities. Any such trading would increase a Fund's turnover rate and its transaction costs. Higher portfolio turnover may result in increased taxable gains to shareholders (see "Additional Information Concerning Taxes" below) and increased expenses paid by a Fund due to transaction costs.

                             INVESTMENT LIMITATIONS
                             ----------------------

         Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

         No Fund may:

         1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

     (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

     (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

     (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

     (d) personal credit and business credit businesses will be considered separate industries.

         2. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

         3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

         4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

         5. Invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

         6. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

       Each of the Equity Funds, the Fixed Income Funds, the Balanced Allocation Fund and the National Tax Exempt Bond Fund may not:

         7. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of the International Equity Fund, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

       With respect to investment limitation No. 3 above, the 1940 Act prohibits a Fund from issuing senior securities, except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage for all borrowings. Should a Fund's asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

       Investment Limitation No. 7 above does not apply to the Money Market Funds which are instead subject to the portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act.

         For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

         Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

         In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

         No Fund may:

         1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act (including by order of the SEC), including that each of the Aggressive Allocation and Conservative Allocation Funds, in operating as funds of funds, as permitted by the 1940 Act, may invest its total assets in securities of investment companies in the Armada group of investment companies.

         2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

         3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (c) a Fund may make short sales against-the-box

(defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short), and (d) the S&P 500 Equity Index Fund can otherwise engage in short sales that are covered in accordance with the guidelines of the SEC and its staff.

         4. Purchase securities of companies for the purpose of exercising control.

         5. Invest more than 15% (10% in the case of the Money Market Funds) of its net assets in illiquid securities.

         6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectuses or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.

         With respect to investment limitation No. 1 above, see "Securities of Other Investment Companies" above for the limitations applicable to each Fund's investments in other investment companies. With respect to investment limitation No. 3(c) and (d), see "Short Sales" above.

         The Funds do not intend to acquire securities issued by the Adviser, Distributor or their affiliates.

                                 NET ASSET VALUE
                                 ---------------

VALUATION OF THE MONEY MARKET FUNDS
-----------------------------------

         The Trust uses the amortized cost method to value shares in the Money Market Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined in accordance with procedures adopted by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each respective Fund would receive if it sold the security. The value of the portfolio securities held by each respective Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

         Each Money Market Fund invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's

Board of Trustees has established procedures pursuant to rules promulgated by the SEC, that are intended to help stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

VALUATION OF DEBT SECURITIES
----------------------------

         Assets of the Funds (other than the Money Market Funds) invested in debt securities are valued by an independent pricing service ("Service") approved by the Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF EQUITY SECURITIES
------------------------------

         In determining market value for equity securities, the assets of the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices.

VALUATION OF FOREIGN SECURITIES
-------------------------------

         A Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

         Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's net asset value is not calculated. In such cases, the net asset value of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

VALUATION OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS
------------------------------------------------------------------------

         In determining the net asset value of each of the Aggressive Allocation and Conservative Allocation Funds, the net asset value of the Underlying Funds' shares held by a Fund will be their net asset value at the time of the computation.

OTHER
-----

         Securities for which market quotations are not readily available are valued at fair value using methods determined by or under the supervision of the Board of Trustees.

         An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

         Shares in the Funds are sold on a continuous basis by Professional Funds Distributor, LLC (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office or directly to the Trust at P.O. Box 8421, Boston, MA 02266-8421. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

         The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC;

(b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

         Payment for shares of a Fund may, in the discretion of the Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

         The Trust normally pays redemption proceeds in cash but reserves the right to make redemptions in kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and may be subject to capital gains taxes as well.

         As described in the applicable Prospectuses, Class I Shares of the Funds are sold to certain qualified investors at their net asset value without a sales charge. Class A Shares of the non-money market funds are sold to public investors at the public offering price based on a Fund's net asset value plus a front-end load or sales charge as described in the Prospectuses for Class A, Class B and Class H Shares. Class B Shares of the Money Market Fund and Tax Exempt Money Market Fund are available to the holders of Class B Shares of another Fund who wish to exchange their Class B Shares of such other Fund for Class B Shares of the Money Market Fund or Tax Exempt Money Market Fund. Class B Shares of the Money Market Fund and Tax-Exempt Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable prospectus. Class B Shares of the Funds are sold to public investors at net asset value but are subject to a contingent deferred sales charge which is payable upon redemption of such shares as described in the Prospectus for Class A, Class B and Class H Shares. Class C Shares of the Money Market Fund are available to the holders of Class C Shares of another Fund who wish to exchange their Class C Shares of another Fund for Class C Shares of the Money Market Fund. Class C Shares of the Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable prospectus. Class C Shares of the Funds are sold to public investors at net asset value but are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase, as described in the Prospectuses for Class C Shares. Class H Shares of the Funds are sold to public investors at the public offering price based on a Fund's net asset value plus a front-end load or sales charge (not applicable to the Money Market Fund) and are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase as described in the Prospectuses for Class A, Class B and Class H Shares. Class H Shares of the Money Market Fund are available to the holders of Class H Shares of another Fund who wish to exchange their Class H Shares of another Fund for Class H Shares of the Money Market Fund. Class R Shares of the Funds are generally sold to investors through tax advantaged investments and certain non-qualified retirement plans at the public offering price based on a Fund's net asset value and are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchases as described in the Prospectus for class R Shares. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.

         The Trust has authorized one or more brokers to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or the broker's authorized designee receives the order. Orders will be priced at the net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by a Fund.

       The Adviser pays commissions to dealers on new investments into the Equity Funds (other than the S&P 500 Index Fund) as follows:

         1.00% on amounts between $1 million and $5 million; plus 0.50% on amounts between $5 million and $10 million; plus 0.25% on amounts over $10 million

       The Adviser pays commissions to dealers on new investments into the S&P 500 Index Fund, the Fixed Income Funds and the Tax-Free Bond Funds as follows:

         0.50% on amounts between $1 million and $5 million; plus
         0.25% on amounts over $5 million

         From time to time, shares may be offered as an award in promotions sponsored by the Distributor or other parties. The Distributor or a third party will purchase shares awarded in such promotions at NAV. The promotions may be limited to certain classes of shareholders such as the employees of the Adviser or its affiliates. As stated in the prospectus, the Distributor may institute certain promotional incentive programs for dealers. Such incentive programs may include cash incentive programs specific to NatCity Investments, Inc. under which NatCity Investments, Inc. or its associated persons may receive cash incentives in connection with the sale of the Funds.

         For the last three fiscal years, sales loads paid by shareholders of Class A Shares were as follows:

                                             FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                          2003           2002        2001
----                                          ----           ----        ----
International Equity Fund.................  $128,879       $ 16,565    $25,457
Large Cap Core Equity Fund................  $ 22,399       $ 14,325    $22,936
Large Cap Growth Fund.....................  $ 91,854       $ 55,996    $49,305
Large Cap Ultra Fund......................  $  8,380       $ 15,695    $20,018
Large Cap Value Fund......................  $ 73,122       $ 32,104    $18,187
Mid Cap Growth Fund.......................  $ 28,378       $ 13,219    $20,111
S&P 500 Index Fund........................  $ 36,366       $ 38,655    $23,375
Small Cap Growth Fund.....................  $ 24,015       $ 30,296    $27,871
Small Cap Value Fund......................  $827,924       $301,909    $43,510
Small/Mid Cap Value Fund..................  $ 31,189 1         *          *
Tax Managed Equity Fund...................  $ 18,458       $ 56,500    $66,614
Aggressive Allocation Fund................  $  8,033       $  7,596    $   406 2
Balanced Allocation Fund..................  $ 42,585       $ 24,507    $19,554
Conservative Allocation Fund..............  $  5,354       $  7,262    $     0 2
Bond Fund.................................  $ 44,850       $ 20,183    $ 1,278
GNMA Fund.................................  $ 25,734       $ 16,038    $ 5,603
Intermediate Bond Fund....................  $116,751       $  6,934    $ 4,019
Limited Maturity Bond Fund................  $ 34,913       $ 11,347    $ 3,462
Total Return Advantage Fund...............  $ 30,198       $  1,031    $ 2,348
Ultra Short Bond Fund.....................  $    268 3       *          *
U.S. Government Income Fund...............  $113,451       $ 39,093    $ 7,222
Michigan Municipal Bond Fund..............  $ 14,804       $ 24,603    $ 6,564
National Tax Exempt Bond Fund.............  $ 24,998       $ 14,779    $ 1,335
Ohio Tax Exempt Bond Fund.................  $117,016       $ 39,698    $11,639
Pennsylvania Municipal Bond Fund..........  $  3,937       $ 13,464    $   275

* Not in operation during the period.
1 For the period July 1, 2002 (commencement of operations) to May 31, 2003. 2 For the period March 6, 2001 (commencement of operations) to May 31, 2001.
3 For the period January 6, 2003 (commencement of operations) to May 31, 2003.

         For the last three fiscal years, contingent deferred sales charges paid by Class B shareholders on redemptions of Class B Shares were as follows:

                                             FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                          2003           2002        2001
----                                          ----           ----        ----
International Equity Fund.................. $  5,222        $ 5,063    $ 8,179
Large Cap Core Equity Fund................. $  4,632        $ 1,559    $ 5,296
Large Cap Growth Fund...................... $  7,436        $ 6,796    $ 9,946
Large Cap Ultra Fund....................... $  3,681        $ 8,105    $21,417
Large Cap Value Fund....................... $  8,268        $ 8,785    $23,013
Mid Cap Growth Fund........................ $  1,932        $ 3,948    $10,069
S&P 500 Index Fund......................... $  2,891        $ 3,571    $ 1,919
Small Cap Growth Fund...................... $  4,517        $ 8,400    $25,841
Small Cap Value Fund....................... $ 43,309        $ 3,456    $ 4,241
Tax Managed Equity Fund.................... $ 46,433        $15,469    $47,953
Aggressive Allocation Fund................. $    787        $   212    $     0 1
Balanced Allocation Fund................... $ 13,524        $ 7,364    $ 8,186
Conservative Allocation Fund............... $  2,026        $ 1,890 2     *

                                             FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                          2003           2002        2001
----                                          ----           ----        ----
Bond Fund..................................  $ 5,568        $ 2,731    $ 7,046
GNMA Fund..................................  $ 3,363        $ 2,214    $ 1,250
Intermediate Bond Fund.....................  $ 3,959        $ 3,126    $ 2,618
Limited Maturity Bond Fund.................  $12,807        $ 4,096    $ 1,247
Total Return Advantage Fund................  $ 1,680        $   500    $     0
U.S. Government Income Fund................  $10,035        $ 3,605    $22,659
Michigan Municipal Bond Fund...............  $   704        $    76    $ 2,070
National Tax Exempt Bond Fund..............  $ 1,940        $ 4,902    $ 3,199
Ohio Tax Exempt Bond Fund..................  $     0        $     0 3    *
Pennsylvania Municipal Bond Fund...........  $ 1,564        $     0    $     0
Money Market Fund..........................  $ 7,708        $ 7,949    $ 5,128

* Not in operation during the period.
1 For the period May 8, 2001 (commencement of operations) to May 31, 2001.
2 For the period July 13, 2001 (commencement of operations) to May 31, 2002.
3 For the period December 4, 2001 (commencement of operations) to May 31, 2002.

         For the last three fiscal years, contingent deferred sales charges paid by Class C shareholders on redemptions of Class C Shares were as follows:

                                             FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                          2003           2002        2001
----                                          ----           ----        ----

International Equity Fund.................    $   76         $   27      $  83
Large Cap Core Equity Fund................    $  463         $    0      $   0
Large Cap Growth Fund.....................    $  244         $   19      $  99
Large Cap Ultra Fund......................    $   23         $   18      $   0 1
Large Cap Value Fund......................    $  156         $    6      $ 200
Mid Cap Growth Fund.......................    $   46         $   40      $  21 1
S&P 500 Index Fund........................    $   46         $    3      $ 327
Small Cap Growth Fund.....................    $   33         $    4      $   0
Small Cap Value Fund......................    $7,245         $  141      $  38
Tax Managed Equity Fund...................    $  649         $  211      $ 260
Aggressive Allocation Fund................    $  286         $   40 2     *
Balanced Allocation Fund..................    $1,132         $   19      $ 142
Conservative Allocation Fund..............    $  719         $  481      $   0 3
Bond Fund.................................    $  325         $   60      $  57 4
GNMA Fund.................................    $2,224         $1,099      $  27
High Yield Bond Fund......................    *               *           *
Intermediate Bond Fund....................    $  642         $    0       $274
Limited Maturity Bond Fund................    $2,134         $1,025      $  28
Strategic Income Bond Fund................    *               *           *
Total Return Advantage Fund...............    $    0         $  489      $   0 5
Ultra Short Bond Fund.....................    $    0          *           *
U.S. Government Income Fund...............    $2,088         $   93      $   0 6
Michigan Municipal Bond Fund..............    $    0         $    0 7     *
National Tax Exempt Bond Fund.............    $    0         $    0      $ 102
Ohio Tax Exempt Bond Fund.................    $  884         $5,490      $   0 8
Pennsylvania Municipal Bond Fund..........    $    0         $   45      $   0
Money Market Fund.........................    $1,045         $    5      $   0

* Not in operation during the period.
1 For the period June 15, 2000 (commencement of operations) through May 31,
  2001.
2 For the period June 28, 2001 (commencement of operations) through May 31,
  2002.
3 For the period May 23, 2001 (commencement of operations) through May 31,
  2001.
4 For the period June 12, 2000 (commencement of operations) through May 31,
  2001.
5 For the period October 3, 2000 (commencement of operations) through May 31,
  2001.
6 For the period June 21, 2000 (commencement of operations) through May 31,
  2001.
7 For the period August 6, 2001 (commencement of operations) through May 31,
  2002.
8 For the period June 23, 2000 (commencement of operations) through May 31,
  2001.

         For the last two fiscal years, sales loads paid by shareholders of Class H Shares were as follows:


                                          FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                          2003           2002
----                                          ----           ----

International Equity Fund.................   $   706         $56  1
Large Cap Core Equity Fund................   $ 1,169         $69 2
Large Cap Growth Fund.....................   $   718         $269  3
Large Cap Ultra Fund......................   $   231         $104  4
Large Cap Value Fund......................   $   887         $169  3
Mid Cap Growth Fund.......................   $   303 5       *
S&P 500 Index Fund........................   $   231         $399  6
Small Cap Growth Fund.....................   $   452         $71  7
Small Cap Value Fund......................   $ 6,177         $3,023  3
Tax Managed Equity Fund...................   $   891         $271  8
Aggressive Allocation Fund................   $ 1,528         $4,810  9
Balanced Allocation Fund..................   $ 6,053         $2,124  3
Conservative Allocation Fund..............   $ 5,124         $2,463  10
Bond Fund.................................   $   932         $45 11
GNMA Fund.................................   $ 4,205         $151 12
Intermediate Bond Fund....................   $ 1,702         $391 13
Limited Maturity Bond Fund................   $ 8,648         $1,021  3
Total Return Advantage Fund...............   $    485 14     *
U.S. Government Income Fund...............   $ 4,458         $140  3
National Tax Exempt Bond Fund.............   $     0  15     *
Ohio Tax Exempt Bond Fund.................   $ 1,110         $1,201  7
Money Market Fund.........................   $     0         $ 0 16

* Not in operation during the period.
1 For the period  April 8, 2002  (commencement  of  operations)  through May 31,
  2002.
2 For the period May 1, 2002 (commencement of operations) through May 31, 2002. 3 For the period February 5, 2002 (commencement of operations) through May 31,
  2002.
4 For the period  April 9, 2002  (commencement  of  operations)  through May 31,
  2002.
5 For the period August 13, 2002  (commencement  of operations)  through May 31,
  2003.
6 For the period February 25, 2002 (commencement of operations)  through May 31,
  2002.
7 For the period  April 1, 2002  (commencement  of  operations)  through May 31,
  2002.
8 For the period April 12, 2002  (commencement  of  operations)  through May 31,
  2002.
9 For the period February 20, 2002 (commencement of operations)  through May 31,
  2002.
10For the period February 6, 2002  (commencement of operations)  through May 31,
  2002.
11For the period April 30, 2002  (commencement  of  operations)  through May 31,
  2002.
12For the period April 19, 2002  (commencement  of  operations)  through May 31,
  2002.
13For the period April 18, 2002  (commencement  of  operations)  through May 31,
  2002.
14For the period December 30, 2002 (commencement of operations)  through May 31,
  2003.
15For the period December 16, 2002 (commencement of operations)  through May 31,
  2003.

16For the period April 11, 2002  (commencement  of  operations)  through May 31,
  2002.


         For the last two fiscal years, contingent deferred sales charges paid by Class H shareholders on redemptions of Class H Shares were as follows:

                                          FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                          2003           2002
----                                          ----           ----

International Equity Fund..................   $    0       $   0 1
Large Cap Core Equity Fund.................   $    0       $   0 2
Large Cap Growth Fund......................   $  249       $   0 3
Large Cap Ultra Fund.......................   $    0       $   0 4
Large Cap Value Fund.......................   $   62       $   0 3
Mid Cap Growth Fund........................   $    28 5    *
S&P 500 Index Fund.........................   $    0       $   0 6
Small Cap Growth Fund......................   $   58       $   0 7
Small Cap Value Fund.......................   $  585       $   0 3
Tax Managed Equity Fund....................   $   59       $   0 8
Aggressive Allocation Fund.................   $  206       $   0 9
Balanced Allocation Fund...................   $1,126       $   0 3
Conservative Allocation Fund...............   $  276       $   0 10
Bond Fund..................................   $    0       $   0 11
GNMA Fund..................................   $  302       $   0 12
Intermediate Bond Fund.....................   $   48       $   0 13
Limited Maturity Bond Fund.................   $  553       $   0 3
Total Return Advantage Fund................   $    0 14    *
U.S. Government Income Fund................   $  362       $   0 3
National Tax Exempt Bond Fund..............   $    0 15    *
Ohio Tax Exempt Bond Fund..................   $    0       $   0 7
Money Market Fund..........................   $1,259       $   0 16

* Not in operation during the period.
1 For the period  April 8, 2002  (commencement  of  operations)  through May 31,
  2002.
2 For the period May 1, 2002 (commencement of operations) through May 31, 2002. 3 For the period February 5, 2002 (commencement of operations) through May 31,
  2002.
4 For the period  April 9, 2002  (commencement  of  operations)  through May 31,
  2002.
5 For the period August 13, 2002  (commencement  of operations)  through May 31,
  2003.
6 For the period February 25, 2002 (commencement of operations)  through May 31,
  2002.
7 For the period  April 1, 2002  (commencement  of  operations)  through May 31,
  2002.
8 For the period April 12, 2002  (commencement  of  operations)  through May 31,
  2002.
9 For the period February 20, 2002 (commencement of operations)  through May 31,
  2002.
10For the period February 6, 2002  (commencement of operations)  through May 31,
  2002.
11For the period April 30, 2002  (commencement  of  operations)  through May 31,
  2002.
12For the period April 19, 2002  (commencement  of  operations)  through May 31,
  2002.
13For the period April 18, 2002  (commencement  of  operations)  through May 31,
  2002.
14For the period December 30, 2002 (commencement of operations)  through May 31,
  2002.
15For the period December 16, 2002 (commencement of operations)  through May 31,
  2003.
16For the period April 11, 2002  (commencement  of  operations)  through May 31,
  2002.

         Automatic investment programs such as the Planned Investment Program ("Program") described in the Prospectuses permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials, the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 or Lehman Intermediate Government Index.

OFFERING PRICE PER CLASS A SHARE OF THE FUND

         An illustration of the computation of the offering price per Class A Share of the Funds, based on the value of each Fund's net assets and number of outstanding shares on May 31, 2003, is as follows:

                                             INTERNATIONAL      LARGE CAP CORE
                                              EQUITY FUND        EQUITY FUND
Net Assets of A Shares                          $32,344,499       $4,702,991
Outstanding A Shares                              4,056,840          495,662
Net Asset Value Per Share                             $7.97            $9.49
Sales Charge, 5.50% of offering price                 $0.46            $0.55
Offering to Public                                    $8.43           $10.04


                                           LARGE CAP GROWTH        LARGE CAP
                                                 FUND             ULTRA FUND
Net Assets of A Shares                         $136,357,577       $6,624,341
Outstanding A Shares                              8,046,548          828,725
Net Asset Value Per Share                            $16.95            $7.99
Sales Charge, 5.50% of offering price                 $0.99            $0.47
Offering to Public                                   $17.94            $8.46


                                                LARGE CAP           MID CAP
                                                VALUE FUND        GROWTH FUND
Net Assets of A Shares                          $34,207,392      $16,475,782
Outstanding A Shares                              2,437,588        3,008,908
Net Asset Value Per Share                            $14.03            $5.48
Sales Charge, 5.50% of offering price                 $0.82            $0.32
Offering to Public                                   $14.85            $5.80

                                                                S&P 500 INDEX
                                                                     FUND
Net Assets of A Shares                                           $12,571,101
Outstanding A Shares                                               1,517,188
Net Asset Value Per Share                                              $8.29
Sales Charge, 3.75% of offering price                                  $0.32
Offering to Public                                                     $8.61


                                                 SMALL CAP       SMALL CAP
                                                GROWTH FUND      VALUE FUND
Net Assets of A Shares                          $18,813,393     $147,501,562
Outstanding A Shares                              2,477,839        8,654,073
Net Asset Value Per Share                             $7.59           $17.04
Sales Charge, 5.50% of offering price                 $0.44            $0.99
Offering to Public                                    $8.03           $18.03


                                             SMALL/MID CAP       TAX MANAGED
                                               VALUE FUND        EQUITY FUND
Net Assets of A Shares                           $1,298,692      $12,377,011
Outstanding A Shares                                129,176        1,319,822
Net Asset Value Per Share                            $10.05            $9.38
Sales Charge, 5.50% of offering price                 $0.58            $0.55
Offering to Public                                   $10.63            $9.93


                                               AGGRESSIVE         BALANCED
                                             ALLOCATION FUND   ALLOCATION FUND
Net Assets of A Shares                           $2,743,499      $16,515,345
Outstanding A Shares                                334,313        1,953,575
Net Asset Value Per Share                             $8.21            $8.45
Sales Charge, 4.75% of offering price                 $0.41            $0.42
Offering to Public                                    $8.62            $8.87


                                               CONSERVATIVE
                                              ALLOCATION FUND     BOND FUND
Net Assets of A Shares                           $3,048,070      $14,984,535
Outstanding A Shares                                318,587        1,431,828
Net Asset Value Per Share                             $9.57           $10.47
Sales Charge, 4.75% of offering price                 $0.48            $0.52
Offering to Public                                   $10.05           $10.99

                                                                INTERMEDIATE
                                                  GNMA FUND       BOND FUND
Net Assets of A Shares                           $7,534,761      $11,250,139
Outstanding A Shares                                723,941        1,013,044
Net Asset Value Per Share                            $10.41           $11.11
Sales Charge, 4.75% of offering price                 $0.52            $0.55
Offering to Public                                   $10.93           $11.66


                                              LIMITED MATURITY    ULTRA SHORT
                                                  BOND FUND         BOND FUND
Net Assets of A Shares                          $11,368,876         $109,069
Outstanding A Shares                              1,114,350           10,824
Net Asset Value Per Share                            $10.20           $10.08
Sales Charge, 2.75% of offering price                 $0.29            $0.29
Offering to Public                                   $10.49           $10.37


                                               TOTAL RETURN    U.S. GOVERNMENT
                                              ADVANTAGE FUND     INCOME FUND
Net Assets of A Shares                           $4,121,719      $18,066,481
Outstanding A Shares                                374,360        1,887,024
Net Asset Value Per Share                            $11.01            $9.57
Sales Charge, 4.75% of offering price                 $0.55            $0.48
Offering to Public                                   $11.56           $10.05


                                                 MICHIGAN        NATIONAL TAX
                                                 MUNICIPAL          EXEMPT
                                                 BOND FUND        BOND FUND
Net Assets of A Shares                          $14,112,059       $4,442,623
Outstanding A Shares                              1,233,530          417,428
Net Asset Value Per Share                            $11.44           $10.64
Sales Charge, 4.75% of offering price                 $0.57            $0.53
Offering to Public                                   $12.01           $11.17


                                              OHIO TAX EXEMPT    PENNSYLVANIA
                                                BOND FUND    MUNICIPAL BOND FUND
Net Assets of A shares                          $14,859,239       $1,118,172
Outstanding A shares                              1,274,806          101,859
Net Asset Value Per Share                            $11.66           $10.98
Sales Charge, 3.00% of offering price                 $0.36            $0.34
Offering to Public                                   $12.02           $11.32

         An illustration of the computation of the offering price per Class A share of the Small Cap Core Fund, High Yield Bond Fund and Strategic Income Bond Fund, based on the estimated value of the net assets and number of outstanding shares on the commencement dates, are as follows:

                                           SMALL CAP CORE FUND
Net Assets of A Shares                                 $100
Outstanding A Shares                                     10
Net Asset Value Per Share                            $10.00
Sales Charge, 5.50% of offering price                 $0.60
Offering to Public                                   $10.60


                                                 HIGH YIELD         STRATEGIC
                                                 BOND FUND      INCOME BOND FUND
Net Assets of A Shares                                 $100             $100
Outstanding A Shares                                     10               10
Net Asset Value Per Share                            $10.00           $10.00
Sales Charge, 4.75% of offering price                 $0.50            $0.50
Offering to Public                                   $10.50           $10.50


OFFERING PRICE PER CLASS H SHARE OF THE FUND

         An illustration of the computation of the offering price per Class H Share of the Funds, based on the value of each Fund's net assets and number of outstanding shares on May 31, 2003, is as follows:

                                                INTERNATIONAL    LARGE CAP CORE
                                                 EQUITY FUND       EQUITY FUND
Net Assets of H Shares                              $76,423         $128,109
Outstanding H Shares                                  9,861           13,910
Net Asset Value Per Share                             $7.75            $9.21
Sales Charge, 1.00% of offering price                 $0.08            $0.09
Offering to Public                                    $7.83            $9.30


                                                LARGE CAP GROWTH     LARGE CAP
                                                      FUND          ULTRA FUND
Net Assets of H Shares                              $67,923          $15,591
Outstanding H Shares                                  4,142            2,069
Net Asset Value Per Share                            $16.40            $7.54
Sales Charge, 1.00% of offering price                 $0.17            $0.08
Offering to Public                                   $16.57            $7.62

                                                   LARGE CAP
                                                  VALUE FUND
Net Assets of H Shares                             $103,604
Outstanding H Shares                                  7,453
Net Asset Value Per Share                            $13.90
Sales Charge, 1.00% of offering price                 $0.14
Offering to Public                                   $14.04



                                                    MID CAP
                                                 GROWTH FUND  S&P 500 INDEX FUND
Net Assets of H Shares                              $30,990          $48,429
Outstanding H Shares                                  6,750            5,882
Net Asset Value Per Share                             $4.59            $8.23
Sales Charge, 1.00% of offering price                 $0.05            $0.08
Offering to Public                                    $4.64            $8.31


                                                   SMALL CAP        SMALL CAP
                                                  GROWTH FUND       VALUE FUND
Net Assets of H Shares                              $43,377         $922,953
Outstanding H Shares                                  5,917           55,428
Net Asset Value Per Share                             $7.33           $16.65
Sales Charge, 1.00% of offering price                 $0.07            $0.17
Offering to Public                                    $7.40           $16.82


                                                  TAX MANAGED      AGGRESSIVE
                                                  EQUITY FUND    ALLOCATION FUND
Net Assets of H Shares                              $99,209         $602,921
Outstanding H Shares                                 10,908           74,070
Net Asset Value Per Share                             $9.10            $8.14
Sales Charge, 1.00% of offering price                 $0.09            $0.08
Offering to Public                                    $9.19            $8.22


                                                   BALANCED       CONSERVATIVE
                                                ALLOCATION FUND  ALLOCATION FUND
Net Assets of H Shares                             $763,810         $838,507
Outstanding H Shares                                 90,722           87,803
Net Asset Value Per Share                             $8.42            $9.55
Sales Charge, 1.00% of offering price                 $0.09            $0.10
Offering to Public                                    $8.51            $9.65

                                                  BOND FUND        GNMA FUND
Net Assets of H Shares                             $103,414         $394,824
Outstanding H Shares                                  9,909           37,848
Net Asset Value Per Share                            $10.44           $10.43
Sales Charge, 1.00% of offering price                 $0.11            $0.11
Offering to Public                                   $10.55           $10.54


                                                 INTERMEDIATE   LIMITED MATURITY
                                                   BOND FUND        BOND FUND
Net Assets of H Shares                             $221,113       $1,051,279
Outstanding H Shares                                 19,866          103,106
Net Asset Value Per Share                            $11.13           $10.20
Sales Charge, 1.00% of offering price                 $0.11            $0.10
Offering to Public                                   $11.24           $10.30


                                                 TOTAL RETURN    U.S. GOVERNMENT
                                                ADVANTAGE FUND     INCOME FUND
Net Assets of H Shares                              $50,191         $426,893
Outstanding H Shares                                  4,552           44,643
Net Asset Value Per Share                            $11.03            $9.56
Sales Charge, 1.00% of offering price                 $0.11            $0.10
Offering to Public                                   $11.14            $9.66


                                                    MICHIGAN
                                                   MUNICIPAL      NATIONAL TAX
                                                   BOND FUND 1  EXEMPT BOND FUND
Net Assets of H Shares                                 $176           $5,277
Outstanding H Shares                                     16              498
Net Asset Value Per Share                            $11.12           $10.60
Sales Charge, 1.00% of offering price                 $0.11            $0.11
Offering to Public                                   $11.23           $10.71

                                                                  PENNSYLVANIA
                                                OHIO TAX EXEMPT     MUNICIPAL
                                                  BOND FUND         BOND FUND 1
Net Assets of H Shares                             $147,154             $176
Outstanding H Shares                                 12,640               17
Net Asset Value Per Share                            $11.64           $10.35
Sales Charge, 1.00% of offering price                 $0.12            $0.10
Offering to Public                                   $11.76           $10.45

1 Class H Shares of the Michigan Municipal Bond Fund and Pennsylvania Municipal Bond Fund held minimal assets but were not yet offered for sale to the public as of May 31, 2003.

         An illustration of the computation of the offering price per Class H share of the Small Cap Core Fund, Small/Mid Cap Value Fund, High Yield Bond Fund, Strategic Income Bond Fund and Ultra Short Bond Fund, based on the estimated value of the net assets and number of outstanding shares on the commencement dates, are as follows:

                                                SMALL CAP CORE FUND
Net Assets of H Shares                                 $100
Outstanding H Shares                                     10
Net Asset Value Per Share                            $10.00
Sales Charge, 1.00% of offering price                 $0.10
Offering to Public                                   $10.10


                                                 SMALL/MID CAP     HIGH YIELD
                                                   VALUE FUND       BOND FUND
Net Assets of H Shares                                 $100             $100
Outstanding H Shares                                     10               10
Net Asset Value Per Share                            $10.00           $10.00
Sales Charge, 1.00% of offering price                 $0.10            $0.10
Offering to Public                                   $10.10           $10.10

                                                   STRATEGIC       ULTRA SHORT
                                                INCOME BOND FUND     BOND FUND
Net Assets of H Shares                                 $100             $100
Outstanding H Shares                                     10               10
Net Asset Value Per Share                            $10.00           $10.00
Sales Charge, 1.00% of offering price                 $0.10            $0.10
Offering to Public                                   $10.10           $10.10

EXCHANGE PRIVILEGE
-------------------

         Investors may exchange all or part of their Class A Shares, Class B Shares, Class C Class H, or Class R Shares as described in the applicable Prospectus. Any rights an investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

         By use of the exchange privilege, the investor authorizes the Transfer Agent's financial institution or his or her financial institution to act on telephonic, website or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of Class A Shares, Class B Shares, Class C Shares, Class H Shares or Class R shares and the account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES
                              ---------------------

         The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other
rights,   voting   powers,   restrictions,    limitations   as   to   dividends,
qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectuses, including classes or series, which represent interests in the Funds as follows, and as further described in this SAI and the related Prospectuses:

International Equity Fund
         Class U                                              Class I Shares
         Class U - Special Series 1                           Class A Shares
         Class U - Special Series 2                           Class B Shares
         Class U - Special Series 3                           Class C Shares
         Class U - Special Series 4                           Class H Shares
         Class U - Special Series 5                           Class R Shares
Large Cap Core Equity Fund
         Class W                                              Class I Shares
         Class W - Special Series 1                           Class A Shares
         Class W - Special Series 2                           Class B Shares
         Class W - Special Series 3                           Class C Shares
         Class W - Special Series 4                           Class H Shares
         Class W - Special Series 5                           Class R Shares

Large Cap Growth Fund
         Class H                                              Class I Shares
         Class H - Special Series 1                           Class A Shares
         Class H - Special Series 2                           Class B Shares
         Class H - Special Series 3                           Class C Shares
         Class H - Special Series 4                           Class H Shares
         Class H - Special Series 5                           Class R Shares
Large Cap Ultra Fund
         Class II                                             Class I Shares
         Class II - Special Series 1                          Class A Shares
         Class II - Special Series 2                          Class B Shares
         Class II - Special Series 3                          Class C Shares
         Class II - Special Series 4                          Class H Shares
         Class II - Special Series 5                          Class R Shares
Large Cap Value Fund
         Class M                                              Class I Shares
         Class M - Special Series 1                           Class A Shares
         Class M - Special Series 2                           Class B Shares
         Class M - Special Series 3                           Class C Shares
         Class M - Special Series 4                           Class H Shares
         Class M - Special Series 5                           Class R Shares
Mid Cap Growth Fund
         Class GG                                             Class I Shares
         Class GG - Special Series 1                          Class A Shares
         Class GG - Special Series 2                          Class B Shares
         Class GG - Special Series 3                          Class C Shares
         Class GG - Special Series 4                          Class H Shares
         Class GG - Special Series 5                          Class R Shares
S&P 500 Index Fund
         Class V                                              Class I Shares
         Class V - Special Series 1                           Class A Shares
         Class V - Special Series 2                           Class B Shares
         Class V - Special Series 3                           Class C Shares
         Class V - Special Series 4                           Class H Shares
         Class V - Special Series 5                           Class R Shares
Small Cap Core Fund
         Class EEE                                            Class I Shares
         Class EEE - Special Series 1                         Class A Shares
         Class EEE - Special Series 2                         Class B Shares
         Class EEE - Special Series 3                         Class C Shares
         Class EEE - Special Series 4                         Class H Shares
         Class EEE - Special Series 5                         Class R Shares

Small Cap Growth Fund
         Class X                                              Class I Shares
         Class X - Special Series 1                           Class A Shares
         Class X - Special Series 2                           Class B Shares
         Class X - Special Series 3                           Class C Shares
         Class X - Special Series 4                           Class H Shares
         Class X - Special Series 5                           Class R Shares
Small Cap Value Fund
         Class N                                              Class I Shares
         Class N - Special Series 1                           Class A Shares
         Class N - Special Series 2                           Class B Shares
         Class N - Special Series 3                           Class C Shares
         Class N - Special Series 4                           Class H Shares
         Class N - Special Series 5                           Class R Shares
Small/Mid Cap Value Fund
         Class PP                                             Class I Shares
         Class PP - Special Series 1                          Class A Shares
         Class PP - Special Series 2                          Class B Shares
         Class PP - Special Series 3                          Class C Shares
         Class PP - Special Series 4                          Class H Shares
         Class PP - Special Series 5                          Class R Shares
Tax Managed Equity Fund
         Class Z                                              Class I Shares
         Class Z - Special Series 1                           Class A Shares
         Class Z - Special Series 2                           Class B Shares
         Class Z - Special Series 3                           Class C Shares
         Class Z - Special Series 4                           Class H Shares
         Class Z - Special Series 5                           Class R Shares
Aggressive Allocation Fund
         Class NN                                             Class I Shares
         Class NN - Special Series 1                          Class A Shares
         Class NN - Special Series 2                          Class B Shares
         Class NN - Special Series 3                          Class C Shares
         Class NN - Special Series 4                          Class H Shares
         Class NN - Special Series 5                          Class R Shares
Balanced Allocation Fund
         Class AA                                             Class I Shares
         Class AA - Special Series 1                          Class A Shares
         Class AA - Special Series 2                          Class B Shares
         Class AA - Special Series 3                          Class C Shares
         Class AA - Special Series 4                          Class H Shares
         Class AA - Special Series 5                          Class R Shares
Conservative Allocation Fund
         Class OO                                             Class I Shares
         Class OO - Special Series 1                          Class A Shares
         Class OO - Special Series 2                          Class B Shares

         Class OO - Special Series 3                          Class C Shares
         Class OO - Special Series 4                          Class H Shares
         Class OO - Special Series 5                          Class R Shares
Bond Fund
         Class R                                              Class I Shares
         Class R - Special Series 1                           Class A Shares
         Class R - Special Series 2                           Class B Shares
         Class R - Special Series 3                           Class C Shares
         Class R - Special Series 4                           Class H Shares
         Class R - Special Series 5                           Class R Shares
GNMA Fund
         Class S                                              Class I Shares
         Class S - Special Series 1                           Class A Shares
         Class S - Special Series 2                           Class B Shares
         Class S - Special Series 3                           Class C Shares
         Class S - Special Series 4                           Class H Shares
High Yield Bond Fund
         Class QQ                                             Class I Shares
         Class QQ - Special Series 1                          Class A Shares
         Class QQ - Special Series 2                          Class B Shares
         Class QQ - Special Series 3                          Class C Shares
         Class QQ - Special Series 4                          Class H Shares
         Class QQ - Special Series 5                          Class R Shares
Intermediate Bond Fund
         Class I                                              Class I Shares
         Class I - Special Series 1                           Class A Shares
         Class I - Special Series 2                           Class B Shares
         Class I - Special Series 3                           Class C Shares
         Class I - Special Series 4                           Class H Shares
         Class I - Special Series 5                           Class R Shares
Limited Maturity Bond Fund
         Class O                                              Class I Shares
         Class O - Special Series 1                           Class A Shares
         Class O - Special Series 2                           Class B Shares
         Class O - Special Series 3                           Class C Shares
         Class O - Special Series 4                           Class H Shares
         Class O - Special Series 5                           Class R Shares
Strategic Income Bond Fund
         Class MM                                             Class I Shares
         Class MM - Special Series 1                          Class A Shares
         Class MM - Special Series 2                          Class B Shares
         Class MM - Special Series 3                          Class C Shares
         Class MM - Special Series 4                          Class H Shares
         Class MM - Special Series 5                          Class R Shares

Total Return Advantage Fund
         Class P                                              Class I Shares
         Class P - Special Series 1                           Class A Shares
         Class P - Special Series 2                           Class B Shares
         Class P - Special Series 3                           Class C Shares
         Class P - Special Series 4                           Class H Shares
         Class P - Special Series 5                           Class R Shares
Ultra Short Bond Fund
         Class SS                                             Class I Shares
         Class SS - Special Series 1                          Class A Shares
         Class SS - Special Series 2                          Class B Shares
         Class SS - Special Series 3                          Class C Shares
         Class SS - Special Series 4                          Class H Shares
         Class SS - Special Series 5                          Class R Shares
U.S. Government Income Fund
         Class DD                                             Class I Shares
         Class DD - Special Series 1                          Class A Shares
         Class DD - Special Series 2                          Class B Shares
         Class DD - Special Series 3                          Class C Shares
         Class DD - Special Series 4                          Class H Shares
         Class DD - Special Series 5                          Class R Shares
Michigan Municipal Bond Fund
         Class HH                                             Class I Shares
         Class HH - Special Series 1                          Class A Shares
         Class HH - Special Series 2                          Class B Shares
         Class HH - Special Series 3                          Class C Shares
         Class HH - Special Series 4                          Class H Shares
National Tax Exempt Bond Fund
         Class L                                              Class I Shares
         Class L - Special Series 1                           Class A Shares
         Class L - Special Series 2                           Class B Shares
         Class L - Special Series 3                           Class C Shares
         Class L - Special Series 4                           Class H Shares
Ohio Tax Exempt Bond Fund
         Class K                                              Class I Shares
         Class K - Special Series 1                           Class A Shares
         Class K - Special Series 2                           Class B Shares
         Class K - Special Series 3                           Class C Shares
         Class K - Special Series 4                           Class H Shares
Pennsylvania Municipal Bond Fund
         Class T                                              Class I Shares
         Class T - Special Series 1                           Class A Shares
         Class T - Special Series 2                           Class B Shares
         Class T - Special Series 3                           Class C Shares
         Class T - Special Series 4                           Class H Shares

Government Money Market Fund
         Class B                                              Class I Shares
         Class B - Special Series 1                           Class A Shares
Money Market Fund
         Class A                                              Class I Shares
         Class A - Special Series 1                           Class A Shares
         Class A - Special Series 2                           Class B Shares
         Class A - Special Series 3                           Class C Shares
         Class A - Special Series 4                           Class H Shares
         Class A - Special Series 5                           Class R Shares
Ohio Municipal Money Market Fund
         Class BB                                             Class I Shares
         Class BB - Special Series 1                          Class A Shares
Pennsylvania Tax Exempt Money Market Fund
         Class Q                                              Class I Shares
         Class Q - Special Series 1                           Class A Shares
Tax Exempt Money Market Fund
         Class D                                              Class I Shares
         Class D- Special Series 1                            Class A Shares
         Class D- Special Series 2                            Class B Shares
Treasury Money Market Fund
         Class C                                              Class I Shares
         Class C - Special Series 1                           Class A Shares
Treasury Plus Money Market Fund
         Class CC                                             Class I Shares
         Class CC - Special Series 1                          Class A Shares


         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, the Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Class I Shares and Class A Shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, only Class B Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class B Shares, only Class C Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class C Shares, only Class H Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class H Shares and only Class R Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class R Shares.

         Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

         The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

         Each Fund of the Trust will be treated as a separate corporate entity under the Code, and intends to qualify and continue to qualify as a regulated investment company. In order to qualify and continue to qualify for tax treatment as a regulated investment company under the Code, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's total assets will be invested in cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition a Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

         If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits.

         A Fund may be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2003, the withholding rate is 28%.

         The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

         Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

ADDITIONAL TAX INFORMATION CONCERNING THE TAX-FREE BOND FUNDS AND THE OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS.

         As described above and in the Prospectuses, the Tax-Free Bond Funds and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds are designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt.

         The policy of the Funds is to pay each year as federal exempt-interest dividends substantially all the Funds' Municipal Securities interest income net of certain deductions. In order for the Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of their respective portfolios must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Funds with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Funds with respect to such year.

         Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a) if the shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships, and S corporations and their shareholders.

ADDITIONAL TAX INFORMATION CONCERNING THE OHIO TAX EXEMPT BOND AND OHIO MUNICIPAL MONEY MARKET FUNDS

         The Ohio Tax Exempt Bond and Ohio Municipal Money Market Funds are not subject to the Ohio personal income or school district or municipal income taxes in Ohio. The Funds are not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Funds timely file the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived the annual filing requirement for every tax year since 1990, the first year to which such requirement applied.

         Shareholders of the Funds otherwise subject to Ohio personal income tax or municipal or school district income taxes in Ohio imposed on individuals and estates will not be subject to such taxes on distributions with respect to shares of the Funds ("Distributions") to the extent that such Distributions are properly attributable to interest on or gain from the sale of Ohio Municipal Securities.

         Shareholders otherwise subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such Distributions either (a) are properly attributable to interest on or gain from the sale of Ohio Municipal Securities, (b) represent
"exempt-interest dividends" for federal income tax purposes, or (c) are described in both (a) and (b). Shares of the Fund will be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

         Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (including obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam and their authorities or municipalities) ("Territorial Obligations") are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

         It is assumed for purposes of this discussion of Ohio taxes that each Fund will continue to qualify as a regulated investment company under the Code, and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Municipal Securities or similar obligations of other states or their subdivisions.

ADDITIONAL TAX INFORMATION CONCERNING THE PENNSYLVANIA MUNICIPAL BOND AND PENNSYLVANIA TAX EXEMPT MONEY MARKET FUNDS

         Shareholders of the Pennsylvania Municipal Bond Fund and the Pennsylvania Tax Exempt Money Market Fund will not be subject to Pennsylvania Personal Income Tax on distributions from the Fund attributable to interest income from Pennsylvania Municipal Securities held by the Fund. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Fund who are Philadelphia residents will not be subject to the Philadelphia School District Net Income Tax on distributions from the Fund attributable to interest income from Pennsylvania.

         Distributions derived from investments other than Pennsylvania Municipal Securities and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania Personal Income Tax and the Philadelphia School District Tax, except that distributions attributable to capital gains on investments held by the Fund for more than six months are not subject to the Philadelphia School District Tax. Gain on the disposition of a share of the Pennsylvania Municipal Bond Fund will be subject to Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

                                    * * * * *

         The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders or of state tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly potential purchasers of shares of the Funds are urged to consult their own tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action.

                              TRUSTEES AND OFFICERS
                              ---------------------

         The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."


                                                                                               Number of
                                                   Length of                                 Portfolios in
                                 Position(s)       Time                                      Fund Complex 3
        Name, Address 1,          Held with        Served in     Principal Occupation(s)      Overseen by      Other Directorships
     Date of Birth and Age        the Trust        Position 2      During Past 5 Years          Trustee          Held by Trustee 4
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------
Robert D. Neary                  Chairman of         Since     Retired Co-Chairman of             37      Director, Strategic
Date of Birth:                   the Board and     February    Ernst & Young, April 1984                  Distribution, Inc., since
9/30/33                          Trustee             1996      to September 1993.                         January 1999; Director,
Age: 70                                                                                                   Commercial Metals Company,
                                                                                                          since March 2001.

John F. Durkott                  Trustee             Since     President and Chief                37      None
Date of Birth:                                   November 1993 Executive Officer,
7/11/44                                                        Kittle's Home Furnishings
Age: 59                                                        Center, Inc., since
                                                               January 1982; Partner,
                                                               Kittle's Bloomington
                                                               Properties LLC, since
                                                               January 1981; Partner, KK&D
                                                               LLC, since January 1989;
                                                               Partner, KK&D II LLC, since
                                                               February 1998 (affiliated
                                                               real estate companies of
                                                               Kittle's Home Furnishings
                                                               Center, Inc.).

Robert J. Farling                Trustee             Since     Retired Chairman,                  37         None
Date of Birth:                                   November 1997 President and Chief
12/4/36                                                        Executive Officer,
Age:  66                                                       Centerior  Energy
                                                               (electric utility), March
                                                               1992 to October 1997.

Richard W. Furst                 Trustee             Since     Dean Emeritus, Gatton              37         None
Date of Birth:                                     June 1990   College of Business and
9/13/38                                                        Economics, University of
Age:  65                                                       Kentucky, since June 2003;
                                                               Garvice D. Kincaid
                                                               Professor of Finance,
                                                               since 1981; Dean, Gatton
                                                               College of Business and
                                                               Economics, University of
                                                               Kentucky, 1981-June 2003.

Gerald L. Gherlein               Trustee             Since     Retired Executive                  37         None
Date of Birth:  2/16/38                              July      Vice-President and General
Age:  65                                             1997      Counsel, Eaton Corporation
                                                               (global manufacturing),
                                                               1991 to March 2000.


                                                                                               Number of
                                                   Length of                                 Portfolios in
                                 Position(s)       Time                                      Fund Complex 3
        Name, Address 1,          Held with        Served in     Principal Occupation(s)      Overseen by      Other Directorships
     Date of Birth and Age        the Trust        Position 2      During Past 5 Years          Trustee          Held by Trustee 4
------------------------------------------------------------------------------------------------------------------------------------
Kathleen A. Obert                Trustee             Since     Chairman and CEO, Edward           37         None
Date of Birth:  8/3/58                            August 2002  Howard & Co. (public
Age:  45                                                       relations agency), since
                                                               2001; CEO, Edward Howard &
                                                               Co., 2000-2001; VP/Senior
                                                               VP, Edward Howard & Co.,
                                                               1992-2000.

J. William Pullen                Trustee           Since May   President and Chief                37         None
Date of Birth:  4/24/39                              1993      Executive Officer, Whayne
Age:  64                                                       Supply Co. (engine and
                                                               heavy equipment
                                                               distribution), since 1986.



                                                                                               Number of
                                                   Length of                                 Portfolios in
                                 Position(s)       Time                                      Fund Complex 3
        Name, Address 1,          Held with        Served in     Principal Occupation(s)      Overseen by      Other Directorships
     Date of Birth and Age        the Trust        Position 2      During Past 5 Years          Trustee          Held by Trustee 4
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
John G. Breen 5                  Trustee             Since     Retired Chairman and CEO,          37    Director, The Sherwin
Date of Birth:  7/21/34                           August 2002  The Sherwin Williams Co.,                Williams Co.; Director,
Age:  69                                                       until May 2000.                          Parker Hannifin Corp.;
                                                                                                        Director, Mead Westvaco
                                                                                                        Corp.; Director, Goodyear
                                                                                                        Tire & Rubber Co.; Director,
                                                                                                        The Stanley Works

Herbert R. Martens, Jr. 5        President and       Since     Executive Vice President,          37            None
Date of Birth:  8/6/52           Trustee         November 1997 National City Corporation
Age:  51                                                       (bank holding company),
                                                               since July 1997; Chairman
                                                               and CEO, NatCity
                                                               Investments, Inc.
                                                               (investment banking),
                                                               since July 1995.

OFFICERS
--------

Kathleen T. Barr 6               Senior Vice         Since     Senior Vice President              N/A           N/A
1900 E. 9th Street, 22nd Floor   President and     February    (formerly Vice President)
Cleveland, OH  44114             Compliance          2003      and Managing Director of
Date of Birth: 5/2/55            Officer                       Armada Funds Group,
Age:  48                                                       National City Bank, since
                                                               June 1999; Managing
                                                               Director, National City
                                                               Investment Management
                                                               Company, since May 1996.

W. Bruce McConnel 7              Secretary           Since     Partner,  Drinker Biddle &         N/A           N/A
One Logan Square                                     August    Reath LLP, Philadelphia,
18th and Cherry Streets                               1985     Pennsylvania (law firm)
Philadelphia, PA 19103-6996
Date of Birth:  2/7/43
Age:  60

Dennis J. Westley 7              Treasurer           Since     Vice President and                 N/A           N/A
103 Bellevue Parkway                               May 2003    Managing Director,
Wilmington, DE 19809                                           Accounting and
Date of Birth: 4/16/59                                         Administration, PFPC Inc.,
Age:  44                                                       since July 2001; Vice
                                                               President and Accounting
                                                               Director, PFPC Inc., 1997
                                                               to 2001.

1 Each trustee can be  contacted  by writing to National  City Bank,  c/o Michael
  Nanosky, 1900 East 9th Street, 22nd Floor, Cleveland, OH 44114.

2 Each trustee  holds office  until the next  meeting of  shareholders  at which trustees are elected following his election or appointment and until his successor has been elected and qualified.
3 The "Fund Complex" consists of all registered  investment  companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the trustees includes 32 portfolios of the Trust and 5 portfolios of The Armada Advantage Fund that are offered for sale as of the date of this SAI. The trustees have authorized additional portfolios that have not yet been made available to investors.
4 Includes  directorships of companies  required to report to the Securities and
  Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act. In addition to the Trust, each trustee serves as a trustee of The Armada Advantage Fund. Mr. Neary and Mr. Martens also serve as Chairman and President, respectively, of The Armada Advantage Fund.
5 Mr. Breen is considered to be an  "interested  person" of the Trust as defined in the 1940 Act because he owns shares of common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser. Mr. Martens is considered to be an "interested person" of the Trust because (1) he is an Executive Vice President of NCC, (2) he owns shares of common stock and options to purchase common stock of NCC, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser.
6 Ms. Barr also serves as Senior Vice  President and  Compliance  Officer of The
  Armada Advantage Fund. She previously served as Assistant Treasurer and Compliance Officer of the Trust and The Armada Advantage Fund from August 2002 until February 2003.
7 Mr.   McConnel  and  Mr.  Westley  also  serve  as  Secretary  and  Treasurer, respectively, of The Armada Advantage Fund.

         Mr. Martens serves as Executive Vice President of NCC, the indirect parent of the Adviser, and as President and Chief Executive Officer of NatCity Investments, Inc., which is under common control with the Adviser. Mr. McConnel is a partner of the law firm Drinker Biddle & Reath LLP, which serves as counsel to the Trust.

BOARD COMMITTEES

         The Board of Trustees has established two committees, i.e., Audit Committee and Nominating Committee.

         The Audit Committee consists of all trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Audit Committee generally oversees the Trust's accounting and financial reporting process. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Trust's independent auditors, reviews and approves the audit and non-audit services performed by the independent auditors, evaluates the adequacy of the Trust's internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust's financial statements. The Audit Committee was established on May 22, 2003 and held no formal meetings during the last fiscal year.

         The Nominating Committee includes all trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee is responsible for nominating individuals who are not "interested persons" of the Trust to fill any vacancies on the Board. The Nominating Committee held no meetings during the last fiscal year. The Nominating Committee has not set any procedures pursuant to which the Trust's security holders can submit nominees for consideration for Board vacancies.

TRUSTEE OWNERSHIP OF FUND SHARES

         The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and the Armada fund family in the aggregate as of December 31, 2002.

INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------
                                                                                         AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                        DOLLAR RANGE OF              PORTFOLIOS IN ARMADA FUND FAMILY 2
NAME OF TRUSTEE/FUND                             EQUITY SECURITIES IN THE FUNDS 1          OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
ROBERT D. NEARY                                                                                 Over $100,000
------------------------------------------------------------------------------------------------------------------------
   Ohio Tax Exempt Bond Fund                              Over $100,000
------------------------------------------------------------------------------------------------------------------------
   Ohio Municipal Money Market Fund                       Over $100,000
------------------------------------------------------------------------------------------------------------------------
JOHN F. DURKOTT                                                                                  $1-$10,000
------------------------------------------------------------------------------------------------------------------------
   Large Cap Growth Fund                                   $1-$10,000
------------------------------------------------------------------------------------------------------------------------
ROBERT J. FARLING                                                                               Over $100,000
------------------------------------------------------------------------------------------------------------------------
   International Equity Fund                             $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   Large Cap Growth Fund                                  Over $100,000
------------------------------------------------------------------------------------------------------------------------
   Large Cap Ultra Fund                                  $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   Large Cap Value Fund                                  $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   Mid Cap Growth Fund                                   $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                    $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   Small Cap Growth Fund                                 $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                  $10,001-$50,000
   Tax Managed Equity Fund                               $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   GNMA Fund                                             $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   Government Money Market Fund                          $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
RICHARD W. FURST                                                                               $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   Large Cap Core Equity Fund                              $1-$10,000
------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                   $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                    $1-$10,000
------------------------------------------------------------------------------------------------------------------------
   Tax Managed Equity Fund                              $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   Total Return Advantage Fund                             $1-$10,000
------------------------------------------------------------------------------------------------------------------------

GERALD L. GHERLEIN                                                                              Over $100,000
------------------------------------------------------------------------------------------------------------------------
   International Equity Fund                             $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                    $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   Small Cap Growth Fund                                 $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                  $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   Tax Managed Equity Fund                               $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   National Tax Exempt Bond Fund                         $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   Money Market Fund                                      Over $100,000
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                         AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                        DOLLAR RANGE OF              PORTFOLIOS IN ARMADA FUND FAMILY 2
NAME OF TRUSTEE/FUND                             EQUITY SECURITIES IN THE FUNDS 1          OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
J. WILLIAM PULLEN                                                                               Over $100,000
------------------------------------------------------------------------------------------------------------------------
   International Equity Fund                             $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   Large Cap Core Equity Fund                            $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   Large Cap Growth Fund                                   $1-$10,000
------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                    $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   Small Cap Growth Fund                                 $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                  $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

------------------------------------------------------------------------------------------------------------------------
                                                                                         AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                        DOLLAR RANGE OF              PORTFOLIOS IN ARMADA FUND FAMILY 2
NAME OF TRUSTEE/FUND                             EQUITY SECURITIES IN THE FUNDS 1          OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
JOHN G. BREEN                                                                                   Over $100,000
------------------------------------------------------------------------------------------------------------------------
    Money Market Fund                                     Over $100,000
------------------------------------------------------------------------------------------------------------------------
HERBERT R. MARTENS, JR.                                                                          $1-$10,000
------------------------------------------------------------------------------------------------------------------------
    Bond Fund                                              $1-$10,000
------------------------------------------------------------------------------------------------------------------------
    Money Market Fund                                      $1-$10,000
------------------------------------------------------------------------------------------------------------------------

1   Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2002
2   Includes the Trust and The Armada Advantage Fund.

         As of September 5, 2003, the Trustees and officers of the Trust as a group owned beneficially 1.39% of Class I Shares of the Ohio Tax Exempt Bond Fund. Otherwise, the Trustees and officers as a group owned beneficially less than 1% of each class of the outstanding shares of each of the Funds of the Trust, and less than 1% of the outstanding shares of all of the Funds of the Trust in the aggregate.

CERTAIN INTERESTS OF INDEPENDENT TRUSTEES

         Mr. Durkott serves as President and Chief Executive Officer of Kittle's Home Furnishings Center, Inc. ("Kittle's"). Kittle's has a $10 million line of credit open with National City Bank - Indiana, which is under common control with the Adviser. The line of credit is used for working capital purposes. The highest amount outstanding on the line of credit during the period January 1, 2001 through December 31, 2002 was $4 million. The balance outstanding as of December 31, 2002 was $1.2 million. Interest is charged at a fluctuating rate equal to National City Bank's prime rate or at a rate equal to LIBOR plus a margin determined in accordance with a schedule based upon Kittle's financial performance. Mr. Durkott may be deemed to have a material indirect interest in the line of credit.

         Edward Howard & Co. ("EH&C"), of which Ms. Obert serves as Chairman and Chief Executive Officer, entered into an agreement in August 2002 with National City Bank, the indirect parent of the Adviser, to provide public relations and media relations consulting services for the bank's operations in the Dayton, Ohio area over a period of five months ending December 31, 2002. EH&C received fees of $48,000 for this engagement. In addition, EH&C undertakes occasional media training and other public relations projects for National City Bank. From September 2002 through January 2003, EH&C earned $38,000 in fees for these services. EH&C expects to be engaged for similar projects by National City Bank from time to time at comparable fee levels.

BOARD COMPENSATION

         Effective February 20, 2002, each trustee receives an annual fee of $20,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings of the Boards of Trustees of the Trust and The Armada Advantage Fund. The two fund companies generally hold concurrent Board meetings. The Chairman of the Board is entitled to receive an additional $16,000 per annum for services in such capacity. Prior to February 20, 2002, each trustee received an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings, with the Chairman entitled to receive an additional fee of $5,000.

         The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation.

         The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2003:

                                                      Pension or
                                     Aggregate        Retirement Benefits    Estimated Annual   Total Compensation
Name of                              Compensation     Accrued as Part of     Benefits Upon      From the Trust and
Person, Position                     From the Trust   the Trust's Expense    Retirement         Fund Complex
-----------------                    --------------   -------------------    ----------         ------------
INDEPENDENT TRUSTEES
Robert D. Neary,
Chairman and Trustee                     $55,902               $0                  $0               $56,000

John F. Durkott, Trustee                 $39,930               $0                  $0               $40,000

Robert J. Farling, Trustee               $39,930               $0                  $0               $40,000

Richard W. Furst, Trustee                $39,930               $0                  $0               $40,000

Gerald L. Gherlein, Trustee              $39,930               $0                  $0               $40,000

Kathleen A. Obert, Trustee               $30,947               $0                  $0               $31,000

J. William Pullen, Trustee               $39,930               $0                  $0               $40,000

INTERESTED TRUSTEE

John G. Breen, Trustee                   $30,947               $0                  $0               $31,000

Herbert R. Martens, Jr., President
and Trustee                                   $0               $0                  $0                    $0

CODE OF ETHICS
--------------

         The Trust and the Adviser have each adopted codes of ethics under Rule 17j-1 of the 1940 Act that (i) establish procedures for personnel with respect to personal investing, (ii) prohibit or restrict certain transactions that may be deemed to create a conflict of interest between personnel and the Funds, and
(iii) permit personnel to invest in securities, including securities that may be purchased or held by the Funds. The codes of ethics are on file with, and available from, the SEC's Public Reference Room in Washington, D.C.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust estate or the conduct of any business of the Trust, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a trustee.

                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS
                     ---------------------------------------

ADVISORY AGREEMENTS
-------------------

         The Adviser serves as investment adviser to the: (a) International Equity, Small Cap Value, Small Cap Growth, S&P 500 Index, Tax Managed Equity, Balanced Allocation and Ohio Municipal Money Market Funds under an Advisory Agreement dated April 9, 1998; (b) Money Market, Treasury Money Market, Government Money Market, Tax Exempt Money Market, Pennsylvania Municipal Bond, National Tax Exempt Bond, Intermediate Bond, GNMA, Bond, Large Cap Growth, Large Cap Value, Ohio Tax Exempt Bond and Tax Exempt Municipal Money Market Funds under an Advisory Agreement dated November 19, 1997; (c) Large Cap Core Equity, Limited Maturity Bond and Total Return Advantage Funds under an Advisory Agreement dated March 6, 1998; (d) Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds under an Advisory Agreement dated June 9, 2000; (e) Aggressive Allocation and Conservative Allocation Funds under an Advisory Agreement dated March 5, 2001;
(f) Small/Mid Cap Value Fund under an Advisory Agreement dated June 28, 2002; and (g) Ultra Short Bond Fund under an Advisory Agreement dated December 3, 2002. The Small Cap Core Fund, High Yield Bond Fund and Strategic Income Bond Fund will each enter into an Advisory Agreement with the Adviser effective at the time each Fund commences operations. The Adviser is a wholly owned subsidiary of National City Corporation, a bank holding company with headquarters in Cleveland, Ohio and over 1,300 branch offices in six states.

         For services performed under the Advisory Agreements, the Adviser receives fees as an annual percentage rate, based on average daily net assets, computed daily and paid monthly, at the percentage rates as stated in the Prospectuses. From time to time, the Adviser may voluntarily waive fees or reimburse the Trust for expenses. During the last three fiscal years, the Trust incurred advisory fees, net of fee waivers, as set forth below:

                                                      FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                 2003            2002            2001
----                                                 ----            ----            ----
International Equity Fund.......................  $ 4,563,312    $ 6,315,575      $ 7,739,311
Large Cap Core Equity Fund......................  $ 1,002,757    $   938,854      $ 1,036,852
Large Cap Growth Fund...........................  $ 4,915,451    $ 7,081,190      $ 9,853,877
Large Cap Ultra Fund1...........................  $   674,663    $ 1,266,801      $ 2,029,196
Large Cap Value Fund............................  $ 4,386,996    $ 5,528,512      $ 5,338,830
Mid Cap Growth Fund1............................  $ 1,074,262    $ 1,951,892      $ 2,944,085
S&P 500 Index Fund..............................  $   540,430    $   672,302      $   663,699
Small Cap Growth Fund...........................  $ 1,957,762    $ 3,256,415      $ 3,641,268
Small Cap Value Fund............................  $ 8,380,578    $ 7,168,746      $ 4,485,035
Small/Mid Cap Value Fund........................  $   126,976 2      *                *
Tax Managed Equity Fund.........................  $ 1,203,492    $ 1,693,234      $ 2,031,040
Aggressive Allocation Fund......................  $         0    $         0      $         0 3
Balanced Allocation Fund........................  $ 1,078,441    $ 1,413,210      $ 1,561,585
Conservative Allocation Fund....................  $         0    $         0      $         0 3
Bond Fund.......................................  $ 3,853,508    $ 4,578,426      $ 4,927,596
GNMA Fund.......................................  $   919,558    $   794,655      $   706,765
Intermediate Bond Fund..........................  $ 1,623,335    $ 1,410,446      $ 1,455,239
Limited Maturity Bond Fund......................  $   936,606    $   716,746      $   676,940
Total Return Advantage Fund.....................  $   989,359    $ 1,105,731      $ 1,265,621
Ultra Short Bond Fund...........................  $    30,227 4      *                *
U.S. Government Income Fund 1 ..................  $ 1,198,943    $ 1,102,027      $   896,677
Michigan Municipal Bond Fund 1..................  $   629,904    $   660,213      $   667,101
National Tax Exempt Bond Fund...................  $   706,173    $   684,794      $   653,853
Ohio Tax Exempt Bond Fund.......................  $   696,993    $   676,233      $   677,697
Pennsylvania Municipal Bond Fund................  $   224,911    $   189,644      $   182,492
Government Money Market Fund....................  $ 6,722,530    $ 6,495,588      $ 4,802,725
Money Market Fund...............................  $13,338,568    $14,222,272      $12,602,505
Ohio Municipal Money Market Fund................  $   431,136    $   406,161      $   306,555
Pennsylvania Tax Exempt Money Market Fund.......  $   293,871    $   295,127      $   250,943
Tax Exempt Money Market Fund....................  $ 1,293,251    $ 1,244,627      $ 1,106,035
Treasury Money Market Fund......................  $ 1,434,542    $ 1,232,821      $ 1,067,722
Treasury Plus Money Market Fund 1...............  $   675,463    $   693,331      $   622,922
------------------------

* Not in operation during the period.
1 Advisory  fees shown in the tables  above for the Large Cap Ultra,  Mid Cap
  Growth, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds for the periods prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
2 For the Period July 1, 2002 (commencement of operations) to May 31, 2003. 3 For the Period March 6, 2001 (commencement of operations) to May 31, 2001.
4 For the Period December 2, 2002 (commencement of operations) to May 31, 2003.

During the last three fiscal years, advisory fees were waived as set forth below:

                                                      FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                 2003            2002            2001
----                                                 ----            ----            ----
International Equity Fund......................    $        0      $        0     $        0
Large Cap Core Equity Fund.....................    $        0      $        0     $        0
Large Cap Growth Fund..........................    $        0      $        0     $        0
Large Cap Ultra Fund1..........................    $        0      $        0     $        0
Large Cap Value Fund...........................    $        0      $        0     $        0
Mid Cap Growth Fund1...........................    $        0      $        0     $        0
S&P 500 Index Fund.............................    $  405,327      $  504,232     $  498,280
Small Cap Growth Fund..........................    $        0      $        0     $        0
Small Cap Value Fund...........................    $        0      $        0     $        0
Small Mid/Cap Value Fund.......................    $   56,198 2       *             *
Tax Managed Equity Fund........................    $        0      $        0     $        0
Aggressive Allocation Fund.....................    $   14,798      $   13,367     $    2,824 3
Balanced Allocation Fund.......................    $        0      $        0     $        0
Conservative Allocation Fund...................    $   17,453      $   14,212     $    2,887 3
Bond Fund......................................    $        0      $        0     $        0
GNMA Fund......................................    $        0      $        0     $        0
Intermediate Bond Fund.........................    $  608,752      $  528,919     $  545,699
Limited Maturity Bond Fund.....................    $  267,598      $  204,782     $  193,342
Total Return Advantage Fund....................    $  371,011      $  486,234     $  723,504
Ultra Short Bond Fund..........................    $  142,264 4       *             *
U.S. Government Income Fund1 ..................    $        0      $        0     $        0
Michigan Municipal Bond Fund1..................    $  236,215      $  247,580     $  250,141
National Tax Exempt Bond Fund..................    $  264,815      $  256,798     $  245,682
Ohio Tax Exempt Bond Fund......................    $  261,373      $  253,588     $  255,263
Pennsylvania Municipal Bond Fund...............    $   84,342      $   71,117     $   68,435
Government Money Market Fund...................    $2,688,898      $2,598,218     $1,920,667
Money Market Fund..............................    $5,335,389      $5,688,870     $5,045,357
Ohio Municipal Money Market Fund...............    $  574,865      $  541,563     $  411,414
Pennsylvania Tax Exempt Money Market Fund......    $  489,783      $  491,877     $  417,235
Tax Exempt Money Market Fund...................    $1,724,386      $1,659,550     $1,473,983
Treasury Money Market Fund.....................    $  286,917      $  246,571     $  213,146
Treasury Plus Money Market Fund1...............    $        0      $        0     $        0

-----------------------------
* Not in operation during the period.
1 Advisory fee waivers shown in the table above for the Large Cap Ultra,  Mid
  Cap Growth, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds for the periods prior to the reorganization of Parkstone into Armada applied to the corresponding Parkstone Continuing Funds.
2 For the Period July 1, 2002 (commencement of operations) to May 31, 2003. 3 For the Period March 6, 2001 (commencement of operations) to May 31, 2001.
4 For the Period December 2, 2002 (commencement of operations) to May 31, 2003.

         Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser will provide the services under the Advisory Agreements in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Trust's Board of Trustees applicable to such Fund. The Adviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and the Funds the best overall terms available. In assessing the best overall terms available for any transaction the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will Fund securities be purchased from or sold to the Adviser, any sub-adviser, the Distributor (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, a sub-adviser, or the Distributor (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of Armada Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients. The Adviser will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request.

         Each Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties and obligations thereunder.

         Each Advisory Agreement remains in effect for an initial period of up to two years after its approval and will continue in effect with respect to the Funds to which it relates from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Funds (as defined by the 1940 Act) and a majority of the trustees who are not parties to the Advisory Agreements or interested persons (as defined in the

1940 Act) of any party by votes cast in person at a meeting called for such purpose. An Advisory Agreement may be terminated by the Trust or the Adviser on 60 days written notice, and will terminate immediately in the event of its assignment.

ANNUAL BOARD APPROVAL OF ADVISORY AGREEMENTS
--------------------------------------------

         At a meeting held on August 14, 2003, the Trust's Board of Trustees, including the Independent Trustees, approved the continuation of the Advisory Agreements for an additional one-year period. In connection with such approval, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services, experience and qualifications. The information considered by the trustees included (i) the history, organization and client base of the Adviser, (ii) fee arrangements for the Funds and comparative industry fee and expense data, (iii) any incidental non-monetary benefits realized through the Adviser's relationship with the Funds, (iv) the investment performance for the Funds, (v) ancillary services provided by the Adviser and its affiliates, (vi) any economies of scale realized by the Adviser and the Funds, and (vii) the Adviser's direct and indirect costs incurred in providing advisory services. The trustees reviewed additional information concerning the investment philosophy, techniques and strategies employed by the Adviser in managing the Fund and the Adviser's compliance procedures and controls. Strategic Insights prepared an analysis for the trustees comparing each Fund's advisory fees and total expenses to averages for the universe of mutual funds for each Fund's asset class. The Board also considered a report on soft dollar commissions which included information on brokers, the total commissions paid for each Fund for the period July 1, 2002 through June 30, 2003, the various research and other services obtained with soft dollar commissions, and the Adviser's policies for budgeting and allocating soft dollar payments.

         After reviewing this information and such other matters as the trustees considered necessary to the exercise of their reasonable business judgment, the Board and Independent Trustees unanimously concluded that the compensation payable under the Advisory Agreements was fair and equitable with respect to each Fund and approved the continuation of the Advisory Agreements.

PROXY VOTING POLICIES AND PROCEDURES
------------------------------------

         The Trust is required to disclose information concerning the Funds' proxy voting policies and procedures to shareholders. The Board of Trustees has delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by each Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix C. Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees for approval. Beginning with the twelve month period ending June 30, 2004, information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available (1) without charge, upon request by calling 1-800-622-FUND (3863) and (2) on the SEC's website at http://www.sec.gov.

         The Trust has entered into a Co-Administration and Accounting Services Agreement dated June 1, 2003 with PFPC Inc. ("PFPC") and National City Bank ("NCB" and, together with PFPC, the "Co-Administrators"), pursuant to which PFPC and NCB have agreed to serve as Co-Administrators to the Trust. Prior to June 1, 2003, SEI Investments Global Funds Services ("SIGFS") (formerly, SEI Investments Mutual Fund Services) and NCB (together with SIGFS, the "Previous Co-Administrators") served as the Previous Co-Administrators to the Trust pursuant to a Co-Administration Agreement effective as of August 1, 2000. Prior to August 1, 2000, SIGFS served as sole administrator to the Trust pursuant to an administration agreement dated as of May 1, 1998 (the "SIGFS Administration Agreement"). Also prior to August 1, 2000, NCB provided sub-administration services to the Trust pursuant to a sub-administration agreement between SIGFS and NCB dated as of May 1, 1998 (the "Sub-Administration Agreement"). SIGFS paid NCB fees for its services under the Sub-Administration Agreement. The Trust paid no fees directly to NCB for sub-administration services. SIGFS continued to provide certain administration and accounting services to the Trust until May 31, 2003.

         The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Co-Administrators in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. The Co-Administration Agreement also provides that the Co-Administration Agreement creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

         PFPC is a wholly owned subsidiary of PNC Financial Services Group. NCB is a wholly owned subsidiary of National City Corporation and an affiliate of the Adviser.

         Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of each Fund.

         During the fiscal years ended May 31, 2003, 2002 and 2001 the Trust paid to the Co-Administrators, the Previous Co-Administrators and SIGFS, as appropriate, administration fees, net of fee waivers, as set forth below. Fees paid during the 2001 fiscal year were paid entirely to SIGFS which paid sub-administration fees to NCB.

FUND                                            2003             2002              2001
----                                            ----             ----              ----
International Equity Fund...................  $  277,766        $384,213        $470,937
Large Cap Core Equity Fund..................  $   93,590        $ 87,626        $ 96,773
Large Cap Growth Fund.......................  $  458,775        $660,910        $919,621
Large Cap Ultra Fund 1......................  $   62,968        $118,235        $193,202
Large Cap Value Fund........................  $  409,452        $516,283        $498,442
Mid Cap Growth Fund 1.......................  $   76,198        $136,632        $210,257

FUND                                            2003             2002              2001
----                                            ----             ----              ----
S&P 500 Index Fund..........................  $  189,151        $  235,307       $  232,329
Small Cap Growth Fund.......................  $  137,043        $  227,948       $  255,179
Small Cap Value Fund........................  $  586,637        $  501,809       $  313,976
Small Mid/Cap Value Fund....................  $   12,822 2      *                *
Tax Managed Equity Fund.....................  $  112,326        $  158,035       $  188,594
Aggressive Allocation Fund..................  $    4,143        $    3,648       $        0 3
Balanced Allocation Fund....................  $  100,654        $  131,899       $  145,582
Conservative Allocation Fund................  $    4,887        $    3,881       $        0 3
Bond Fund ..................................  $  490,444        $  582,706       $  631,036
GNMA Fund...................................  $  117,034        $  101,137       $   90,109
Intermediate Bond Fund......................  $  284,083        $  246,827       $  255,459
Limited Maturity Bond Fund..................  $  187,319        $  143,318       $  135,418
Total Return Advantage Fund.................  $  173,137        $  202,613       $  253,298
Ultra Short Bond Fund.......................  $   30,186 4      *                *
U.S. Government Income Fund 1...............  $  152,592        $  140,257       $  115,611
Michigan Municipal Bond Fund 1..............  $  110,233        $  115,537       $  119,153
National Tax Exempt Bond Fund...............  $  123,580        $  119,838       $  115,104
Ohio Tax Exempt Bond Fund...................  $  121,973        $  118,340       $  118,797
Pennsylvania Municipal Bond Fund............  $   39,359        $   33,188       $   32,072
Government Money Market Fund................  $1,882,238        $1,818,761       $1,344,612
Money Market Fund...........................  $3,734,791        $3,982,228       $3,531,023
Ohio Municipal Money Market Fund............  $  201,200        $  189,545       $  143,691
Pennsylvania Tax Exempt Money Market Fund...  $  137,139        $  137,725       $  117,001
Tax Exempt Money Market Fund................  $  603,527        $  580,835       $  516,484
Treasury Money Market Fund..................  $  401,671        $  345,189       $  298,870
Treasury Plus Money Market Fund 1...........  $  157,607        $  161,776       $  150,360
-----------------------

* Not in operation during the period.
1 Administration  fees shown for the Large Cap Ultra,  Mid Cap  Growth,  U.S.
  Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds for the period prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
2 For the Period July 1, 2002 (commencement of operations) to May 31, 2003. 3 For the Period March 6, 2001 (commencement of operations) to May 31, 2001.
4 For the Period December 2, 2002 (commencement of operations) to May 31, 2003.

         For the fiscal year ended May 31, 2001, administration fees of $791 and $808 were waived for the Aggressive Allocation Fund and Conservative Allocation Fund, respectively. For the fiscal years ended May 31, 2003 and 2002, no administration fees were waived.

DISTRIBUTION PLANS AND RELATED AGREEMENT
----------------------------------------

         Effective May 1, 2003, the Distributor acts as principal underwriter for the Funds' shares pursuant to its Distribution Agreement with the Trust. The Distributor has its principal business office at 760 Moore Road, King of Prussia, Pennsylvania, 19406. Shares are sold on a continuous basis. The Distributor will use all reasonable efforts in connection with distribution of shares of the Trust. Prior to May 1, 2003, SEI Investments Distribution Co. ("SEIDC") served as distributor of the Funds' shares.

         Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan for A and I Share Classes (the "A and I Shares Plan"), a B Shares Distribution Plan ("B Shares Plan"), a C Shares Distribution Plan (the "C Shares Plan"), an H Shares Distribution Plan (the "H Shares Plan"), and an R Shares Distribution Plan (the "R Shares Plan and, collectively, the "Plans") which permit the Trust to bear certain expenses in connection with the distribution of I Shares and A Shares, B Shares, C Shares, H Shares, and R
Shares respectively. As required by Rule 12b-1, the Trust's Plans and any related agreements have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plans or any agreement relating to the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans and related agreements. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans and related agreements will benefit the Trust and its shareholders.

         Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

         Any change in the Plans that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, the Plans may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the Plans or related agreements. The Plans and related agreements may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.

         The A and I Shares Plan provides that each Fund will reimburse the Distributor for distribution expenses related to the distribution of Class A Shares and Class I Shares in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. Costs and expenses reimbursable under the A and I Shares Plan are (a) direct and indirect costs and expenses incurred in connection with the advertising and marketing of a Fund's A and I Shares, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, or direct mail solicitation, and (b) direct and indirect costs and expenses incurred in preparing, printing and distributing a Fund's prospectus for such shares (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the A and I Shares Plan.

         The B Shares Plan provides that the Funds will compensate the Distributor from B Share assets for distribution of B Shares in an amount not to exceed .75% per annum (.65% with respect to the Aggressive Allocation and Conservative Allocation Funds) of the average daily net assets of such class. The C Shares Plan provides that the Funds may compensate the Distributor from C Share assets for distribution of C Shares in an amount not to exceed .75% (.65% with respect to the Aggressive Allocation and Conservative Allocation Funds) per annum of the average daily net assets of such shares. The H Shares Plan provides that the Funds may compensate the Distributor from H Share assets for distribution of H Shares in an amount not to exceed .75% (.65% with respect to the Aggressive Allocation and Conservative Funds) per annum of the average daily net assets of such shares. The R Shares Plan provides that the Funds will compensate the Distributor from R Shares assets for distribution of R Shares in an amount no to exceed .60% per annum of the average daily net assets of such class. Payments to the Distributor under the B Shares Plan, C Shares Plan, H
Shares Plan and R Shares Plan are to be used by the Distributor to cover expenses and activities primarily intended to result in the sale of a Fund's B Shares, C Shares, H Shares and R Shares, respectively. Such expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing B Shares, C Shares, H Shares and R Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (each "a Distribution Organization") with respect to a Fund's B Shares, C Shares, H Shares or R Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such B Shares, C Shares, H Shares or R Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (e) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

         The  Plans  have  been  approved  by the  Board of  Trustees,  and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans and (2) the vote of a majority of the entire Board of Trustees.

         During the fiscal year ended May 31, 2003, the Trust paid the Distributor and SEIDC the following approximate amounts under the A and I Shares Plan, B Shares Plan, C Shares Plan, H Shares Plan and R Shares Plan for its distribution services and shareholder service assistance.

                       FISCAL YEAR 2003 DISTRIBUTION FEES

                                            DISTRIBUTION        MARKETING/
PORTFOLIO                                     SERVICES*        CONSULTATION*     TOTAL FEES
International Equity Fund                     $18,430.48         $43,004.45      $61,434.93
Large Cap Core Equity Fund                      4,486.80          10,469.19       14,955.99
Large Cap Growth Fund                          26,193.67          61,118.56       87,312.23
Large Cap Ultra Fund                            5,209.22          12,154.84       17,364.06
Large Cap Value Fund                           27,961.96          65,244.58       93,206.54
Mid Cap Growth Fund                             6,146.16          14,341.05       20,487.21


                                            DISTRIBUTION        MARKETING/
PORTFOLIO                                     SERVICES*        CONSULTATION*     TOTAL FEES
S&P 500 Index Fund                             $1,657.49         $ 3,867.47      $ 5,524.96
Small Cap Growth Fund                          10,615.41          24,769.28       35,384.69
Small Cap Value Fund                           33,367.28          77,856.99      111,224.27
Small/Mid Cap Value Fund                          180.83             421.94          602.77
Tax Managed Equity Fund                         6,738.86          15,724.00       22,462.86
Aggressive Allocation Fund                        258.62             603.45          862.07
Balanced Allocation Fund                        6,079.30          14,185.02       20,264.32
Conservative Allocation Fund                      296.09             690.87          986.96
Bond Fund                                      26,367.80          61,524.88       87,892.68
GNMA Fund                                       5,103.64          11,908.49       17,012.13
Intermediate Bond Fund                         11,516.99          26,872.98       38,389.97
Limited Maturity Bond Fund                      6,612.60          15,429.40       22,042.00
Total Return Advantage Fund                     8,541.46          19,930.07       28,471.53
Ultra Short Bond Fund                           1,194.69           2,787.61        3,982.30
U.S. Government Income Fund                     6,970.07          16,263.50       23,233.57
Michigan Municipal Bond Fund                    5,037.21          11,753.50       16,790.71
National Tax Exempt Bond Fund                   5,445.79          12,706.84       18,152.63
Ohio Tax Exempt Bond Fund                       5,311.84          12,394.28       17,706.12
Pennsylvania Municipal Bond Fund                1,564.58           3,650.70        5,215.28
Government Money Market Fund                   90,513.79         211,198.85      301,712.64
Money Market Fund                             175,316.74         409,072.38      584,389.12
Ohio Municipal Money Market Fund                8,581.62          20,023.79       28,605.41
Pennsylvania Tax-Exempt Money Market Fund       5,073.47          11,838.10       16,911.57
Tax-Exempt Money Market Fund                   27,605.58          64,413.01       92,018.59
Treasury Money Market Fund                     15,960.26          37,240.60       53,200.85
Treasury Plus Money Market Fund                 6,810.88          15,892.06       22,702.94

*Distribution services include broker/dealer and investor support, voice response development, wholesaling services, legal review and NASD filings and transfer agency management. Marketing/Consultation includes planning and development, market and industry research and analysis and marketing strategy and planning.

         The Distributor and/or the Trust's other service providers may from time to time use their own resources to pay advertising and marketing expenses on behalf of the Trust.

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS
-------------------------------------------------

         NCB, with offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to:

         (i)   maintain a separate account or accounts in the name of each Fund;
         (ii)  hold and disburse portfolio securities on account of the Funds;
         (iii) collect and make disbursements of money on behalf of the Funds;
         (iv)  collect   and  receive   all  income  and  other   payments   and
               distributions on account of the Funds' portfolio securities;
         (v)   respond to correspondence by security brokers and others relating to its duties; and
         (vi) make periodic reports to the Board of Trustees concerning the Funds' operations.

         NCB is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. Each Fund reimburses NCB for its direct and indirect costs and expenses incurred in rendering custodial services.

         For its services as the Trust's custodian, NCB receives fees at the following rates (i) 0.020% of the first $100 million of average gross assets;
(ii) 0.010% of the next $650 million of average gross assets; and (iii) 0.008% of the average gross assets in excess of $750 million. NCB also receives a bundled transaction charge of 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses.

         State Street Bank and Trust Company (the "Transfer Agent"), P.O. Box 8421 Boston, Massachusetts 02266-8421 serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, the Transfer Agent has agreed to:

         (i)   issue and redeem shares of the Fund;
         (ii) transmit all communications by the Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders;
         (iii) respond to correspondence by security brokers and others relating to its duties;
         (iv)  maintain shareholder accounts; and
         (v) make periodic reports to the Board of Trustees concerning the Fund's operations.

         The Transfer Agent sends each shareholder of record periodic statements showing the total number of shares owned as of the last business day of the period (as well as the dividends paid during the current period and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.

                            SHAREHOLDER SERVICES PLAN
                            -------------------------

         The Trust has implemented a Shareholder Services Plan with respect to A Shares, B Shares, C Shares and H Shares (the "Services Plan") pursuant to which the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of a Fund's A Shares, B Shares, C Shares or H Shares in consideration for payments for such services. The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the net asset value attributable to each Fund's A Shares, B Shares, C Shares or H Shares held by a financial institution's customers.

          Services under the Services Plan may include:

         (i) aggregating and processing purchase and redemption requests from customers;
         (ii) providing customers with a service that invests the assets of their accounts in A Shares, B Shares, C Shares or H Shares;
         (iii) processing dividend payments from the Funds;
         (iv) providing information periodically to customers showing their position in A Shares, B Shares, C Shares or H Shares;
         (v)   arranging for bank wires;
         (vi) responding to customer inquiries relating to the services performed with respect to A Shares, B Shares, C Shares or H Shares beneficially owned by customers;
         (vii) providing subaccounting for customers or providing information to the transfer agent for subaccounting;
         (viii)forwarding  shareholder  communications;  and
         (ix)  other  similar services requested by the Trust.

         Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

         Pursuant to its Advisory Agreement with the Trust, the Adviser is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The Adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

         For the last three fiscal years, the Trust paid brokerage commissions as follows:

FUND                                      2003              2002              2001
----                                      ----              ----              ----
International Equity Fund.............  $1,549,022        $1,764,917        $3,890,621
Large Cap Core Equity Fund............  $  354,664        $  252,039        $   71,863
Large Cap Growth Fund.................  $1,905,163        $1,288,596        $  660,374
Large Cap Ultra Fund 1................  $  210,064        $  260,467        $  357,663
Large Cap Value Fund..................  $  609,518        $  729,112        $1,242,844
Mid Cap Growth Fund 1.................  $  349,492        $  370,924        $  468,012
S&P 500 Index Fund....................  $   67,411        $   62,428        $   44,928
Small Cap Growth Fund.................  $1,413,855        $  866,684        $  565,260
Small Cap Value Fund..................  $4,997,753        $2,811,280        $1,637,744
Small Mid/Cap Value Fund..............  $  154,493 2      *                 *
Tax Managed Equity Fund...............  $   34,778        $   18,485        $   12,424
Aggressive Allocation Fund............  $        0        $        0        $        0 3
Balanced Allocation Fund..............  $  457,529        $  328,528        $  423,436
Conservative Allocation Fund..........  $        0        $        0        $        0 3
Bond Fund.............................  $        0        $        0        $        0
GNMA Fund.............................  $        0        $        0        $        0
Intermediate Bond Fund................  $        0        $        0        $        0
Limited Maturity Bond Fund............  $        0        $        0        $        0
Total Return Advantage Fund...........  $        0        $        0        $        0
Ultra Short Bond Fund.................  $        0 4      *                 *
U.S. Government Income Fund 1.........  $        0        $        0        $        0
Michigan Municipal Bond Fund 1........  $        0        $        0        $        0
National Tax Exempt Bond Fund.........  $        0        $        0        $        0
Ohio Tax Exempt Bond Fund.............  $        0        $        0        $        0
Pennsylvania Municipal Bond Fund......  $        0        $        0        $        0

------------------------------
* Not in operation during the period.
1 Brokerage  commissions shown for the Large Cap Ultra, Mid Cap Growth,  U.S.
  Government Income and Michigan Municipal Bond Funds for the period prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
2 For the period March 6, 2001 (commencement of operations) to May 31, 2001. 3 For the period July 1, 2002 (commencement of operations) to May 31, 2003.
4 For the period December 2, 2002 (commencement of operations) to May 31, 2003.

         While the Adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction.
Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreements, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

         Portfolio securities will not be purchased from or sold to the Trust's Adviser, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

         The Trust is required to identify any securities of its "regular brokers or dealers" that it has acquired during its most recent fiscal year. At May 31, 2003: (a) the Money Market Fund entered into repurchase agreements with Bank of America, Citigroup, Credit Suisse First Boston, Greenwich Capital, JP Morgan Chase and Morgan Stanley; (b) the Government Money Market Fund entered into repurchase agreements with Bank of America, Citigroup, Credit Suisse First Boston, Greenwich Capital and Morgan Stanley; (c) the Treasury Plus Money Market Fund entered into repurchase agreements with Bank of America, Credit Suisse First Boston, Goldman Sachs, Greenwich Capital, JP Morgan Chase, Lehman Brothers and Morgan Stanley; (d) the Intermediate Bond Fund held securities issued by Morgan Stanley, Goldman Sachs, Bear Stearns, JP Morgan Chase, Lehman Brothers, Credit Suisse First Boston, Merrill Lynch and Salomon Smith Barney; (e) the Large Cap Value Fund held securities issued by JP Morgan Chase, Morgan Stanley and Goldman Sachs; (f) the Limited Maturity Bond Fund held securities issued by JP Morgan Chase, Morgan Stanley, Goldman Sachs, Salomon Smith Barney and Lehman Brothers; (g) the Total Return Advantage Fund held securities issued by Morgan Stanley, Lehman Brothers, Bear Stearns, Merrill Lynch, JP Morgan Chase and Goldman Sachs; (h) the Bond Fund held securities issued by Credit Suisse First Boston, Morgan Stanley, Goldman Sachs, Lehman Brothers, JP Morgan Chase and Salomon Smith Barney; (i) the GNMA Fund held securities issued by Credit Suisse First Boston; (j) the Balanced Allocation Fund held securities issued by Credit Suisse First Boston, Morgan Stanley, Lehman Brothers, Bear Stearns, Goldman Sachs, JP Morgan Chase and Merrill Lynch; (k) the S&P 500 Index Fund held securities issued by JP Morgan Chase, Morgan Stanley, Goldman Sachs, Merrill Lynch, Lehman Brothers and Bear Stearns; (l) the Large Cap Ultra Fund held securities issued by Goldman Sachs and Merrill Lynch;(m) the Large Cap Growth Fund held securities issued by Goldman Sachs and Merrill Lynch; (n) the Large Cap Core Equity Fund held securities issued by JP Morgan Chase and Morgan Stanley; (o) the US Government Income Fund held securities issued by Credit Suisse First Boston; and (p) the Ultra Short Bond Fund held securities issued by JP Morgan Chase, Lehman Brothers, Morgan Stanley, Bear Stearns, Merrill Lynch and Salomon Smith Barney.

         The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's affiliates. In making investment decisions for the Trust, the Adviser's personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trusts' accounts are customers of the commercial departments of any of the Adviser's affiliates.

         Investment decisions for a Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser. Such other Funds, investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the

Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreement, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

                              INDEPENDENT AUDITORS
                              --------------------

         Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors for the Funds. The financial highlights for the Funds included in the Prospectuses and the financial statements for the Funds contained in the Armada Funds 2003 Annual Reports and incorporated by reference into this SAI have been audited by Ernst & Young LLP, except as described below.

         The financial highlights for the fiscal year ended May 31, 1999 included in the Prospectuses for the Armada Mid Cap Growth Fund, Armada Large Cap Ultra Fund, Armada Bond Fund, Armada U.S. Government Income Fund, Armada Michigan Municipal Bond Fund and Armada Treasury Plus Money Market Fund were audited by Parkstone's former independent accountants.

                                     COUNSEL
                                     -------

         Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Trust and will pass upon the legality of the shares offered hereby. Squire, Sanders & Dempsey L.L.P., 4900 Key Center, 127 Public Square, Cleveland, Ohio 44114-1304, acts as special Ohio counsel for the Trust with respect to certain matters under Ohio law. Dickinson Wright PLLC, 38525 Woodward Avenue, Suite 2000, Bloomfield Hills, Michigan 48304-2970, acts as special Michigan counsel for the Trust with respect to certain matters under Michigan law.

                             PERFORMANCE INFORMATION
                             -----------------------

YIELD FOR THE FIXED INCOME FUNDS AND TAX-FREE FUNDS
---------------------------------------------------

         A Fund's "yield" is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                 Yield = 2 [([(a-b)/cd] + 1)6) - 1]


    Where: a =   dividends and interest earned during the period.

           b =   expenses accrued for the period (net of reimbursements).

           c =   the  average   daily   number  of  shares
                 outstanding during the period that were entitled to receive dividends.

           d =   maximum offering price per share on the last day of the period.

         The Fixed Income Funds and Tax Free Funds calculate interest earned on debt obligations held in their portfolios by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "Sales Charges - Front-End Sales Charges - Class A Shares," "Sales Charges -

Front-End Sales Charges - Class H Shares," "Sales Charges - Contingent Deferred Sales Charges - Class B Shares and Class H Shares" and "Sales Charges - Contingent Deferred Sales Charges - Class C Shares" in the Prospectuses.

         The "tax-equivalent yield" is computed by dividing the portion of a Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

         For the 30-day period ended May 31, 2003, the yields and, as applicable, the tax-equivalent yields of the Class I Shares of each of the Fixed Income Funds (except the High Yield Bond and Strategic Income Bond Funds) and the Tax Free Funds were:


                                                         TAX-EQUIVALENT
FUND                                        YIELD             YIELD
----                                        -----             -----
Bond......................................  3.93%               *
GNMA......................................  4.75%               *
Intermediate Bond.........................  3.55%               *
Limited Maturity Bond.....................  2.96%               *
Total Return Advantage....................  4.27%               *
Ultra Short Bond .........................  1.99%               *
U.S. Government Income....................  3.73%               *
Michigan Municipal Bond...................  4.13%             6.62%
National Tax Exempt Bond..................  3.78%             5.82%
Ohio Tax Exempt Bond......................  3.65%             6.07%
Pennsylvania Municipal Bond...............  3.77%             5.97%
----------------------
*    Not applicable

         For the 30-day period ended May 31, 2003, the yields and, as applicable, the tax-equivalent yields of the Class A Shares of each of the Fixed Income Funds (other than the High Yield Bond and Strategic Income Bond Funds) and the Tax Free Funds were:

                                                         TAX-EQUIVALENT
FUND                                        YIELD             YIELD
----                                        -----             -----
Bond.....................................   3.52%               *
GNMA.....................................   4.27%               *
Intermediate Bond........................   3.15%               *
Limited Maturity Bond....................   2.15%               *
Total Return Advantage...................   3.67%               *
Ultra Short Bond ........................   1.69%               *
U.S. Government Income...................   3.33%               *
Michigan Municipal Bond..................   3.69%             5.91%
National Tax Exempt Bond.................   3.55%             5.46%
Ohio Tax Exempt Bond.....................   3.18%             5.29%
Pennsylvania Municipal Bond..............   3.40%             5.38%
----------------------
*    Not applicable

         For the 30-day period ended May 31, 2003, the yields and, as applicable, the tax-equivalent yields of the Class B Shares of each of the Fixed Income Funds (other than the High Yield Bond, Strategic Income Bond and Ultra Short Bond Funds) and the Tax Free Funds were:

                                                             TAX-EQUIVALENT
FUND                                            YIELD             YIELD
----                                            -----             -----
Bond.........................................   2.95%               *
GNMA.........................................   3.62%               *
Intermediate Bond............................   2.48%               *
Limited Maturity Bond........................   2.01%               *
Total Return Advantage.......................   3.08%               *
U.S. Government Income.......................   2.77%               *
Michigan Municipal Bond......................   3.16%             5.06%
National Tax Exempt Bond.....................   2.81%             4.32%
Ohio Tax Exempt Bond.........................   2.46%             4.09%
Pennsylvania Municipal Bond..................     **               **
----------------------
*  Not applicable
** The Pennsylvania Municipal Bond Fund did not offer Class B Shares during the period ended May 31, 2003.

         For the 30-day period ended May 31, 2003, the yields and, as applicable, the tax-equivalent yields of the Class C Shares of each of the Fixed Income Funds (other than the High Yield Bond, Strategic Income Bond and Ultra Short Bond Funds) and the Tax Free Funds were:

                                                             TAX-EQUIVALENT
FUND                                            YIELD             YIELD
----                                            -----             -----
Bond.........................................   2.78%               *
GNMA.........................................   3.76%               *
Intermediate Bond............................   2.33%               *
Limited Maturity Bond........................   2.03%               *
Total Return Advantage.......................   2.63%               *
U.S. Government Income.......................   2.70%               *
Michigan Municipal Bond......................   3.17%             5.08%
National Tax-Exempt Bond.....................   2.78%             4.28%
Ohio Tax Exempt Bond.........................   2.66%             4.42%
Pennsylvania Municipal Bond..................   2.81%             4.45%
----------------------
*    Not applicable

         For the 30-day period ended May 31, 2003, the yields and, as applicable, the tax-equivalent yields of the Class H Shares of each of the Fixed Income Funds (other than the Strategic Income Bond Fund) and the Tax Free Funds were:

                                                              TAX-EQUIVALENT
FUND                                             YIELD             YIELD
----                                             -----             -----
Bond..........................................   2.89%               *
GNMA..........................................   3.70%               *
Intermediate Bond.............................   2.62%               *
Limited Maturity Bond.........................   2.03%               *
Total Return Advantage........................   3.27%               *
U.S. Government Income........................   2.63%               *
Michigan Municipal Bond.......................     **               **
National Tax-Exempt Bond......................   2.78%             4.28%
Ohio Tax Exempt Bond..........................   2.64%             4.39%
Pennsylvania Municipal Bond...................     **               **
----------------------
*   Not applicable
** The Funds  indicated did not offer Class H Shares during the period ended May
   31, 2003.

         Class R Shares of the Funds were not available as of May 31, 2003.

         The tax equivalent yields provided in the tables above assumed a 35% federal tax rate for each Fund; and a 7.50% Ohio tax rate for the Ohio Tax Exempt Bond Fund; a 2.8% Pennsylvania tax rate for the Pennsylvania Tax Exempt Bond Fund; and a 4.0% Michigan tax rate for the Michigan Municipal Bond Fund.

YIELDS FOR THE MONEY MARKET FUNDS
---------------------------------

                  Yields for the Money Market Funds are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Money Market Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted; (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (I.E., multiplying the base period return by (365/7)). The net change in the value of the account in each Money Market Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Money Market Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Money Market Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Money Market Fund is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Fund may calculate a "tax equivalent yield." The tax equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt.

         For the seven-day period ended May 31, 2003, the yields and effective yields for Class A Shares of the Money Market Funds, and the tax-equivalent yield for Class A Shares of the Tax Exempt Money Market, Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds were:

                                                                  TAX-EQUIVALENT
FUND                                     YIELD   EFFECTIVE YIELD       YIELD
----                                     -----   ---------------       -----
Government Money Market..................0.57%        0.57%              *
Money Market.............................0.60%        0.61%              *
Ohio Municipal Money Market..............0.63%        0.63%            1.08%
Pennsylvania Tax Exempt Money Market.....0.64%        0.64%            1.04%
Tax Exempt Money Market..................0.61%        0.61%            0.97%
Treasury Money Market....................0.41%        0.41%              *
Treasury Plus Money Market...............0.45%        0.45%              *
----------------------
*    Not applicable

         For the seven-day period ended May 31, 2003, the yield and effective yield for Class I Shares of the Money Market Funds, and the tax-equivalent yields for Class I Shares of the Tax Exempt Money Market, Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds were:

                                                                  TAX-EQUIVALENT
FUND                                     YIELD   EFFECTIVE YIELD       YIELD
----                                     -----   ---------------       -----
Government Money Market..................0.82%        0.82%              *
Money Market.............................0.85%        0.86%              *
Ohio Municipal Money Market..............0.88%        0.89%            1.50%
Pennsylvania Tax Exempt Money Market.....0.89%        0.89%            1.44%
Tax Exempt Money Market..................0.86%        0.86%            1.35%
Treasury Money Market....................0.66%        0.66%              *
Treasury Plus Money Market...............0.70%        0.70%              *
----------------------
*    Not applicable

         For the seven-day period ended May 31, 2003, the yield and effective yield for Class B Shares of the Money Market Fund were 0.60% and 0.61%, respectively.

         For the seven-day period ended May 31, 2003, the yield and effective yield for Class C Shares of the Money Market Fund were 0.60% and 0.61%, respectively.

         For the seven-day period ended May 31, 2003, the yield and effective yield for Class H Shares of the Money Market Fund were 0.60% and 0.60%, respectively.

         The tax equivalent yields provided in the tables above assume a 35% federal tax rate for each Fund; and a 7.50% Ohio tax rate for the Ohio Municipal Money Market Fund; and a 2.8% Pennsylvania tax rate for the Pennsylvania Tax Exempt Money Market Fund.

TOTAL RETURN
------------

         Each Fund (other than the Money Market Funds) computes its "average annual total return (before taxes)" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                             T = [(ERV / P)1/n - 1]


         Where:       T =    average annual total return

                      ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                      P =    hypothetical initial payment of $1,000

                      n = period covered by the computation, expressed in terms of years

         Each Fund computes its aggregate total returns (before taxes) by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 T = (ERV/P) - 1

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of any contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.

         The following table shows the average annual total returns (before taxes) since inception for the Funds (other than the Money Market Funds) as of May 31, 2003, both with and without deduction of any applicable sales charges.

                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH     THROUGH 5/31/03 (WITHOUT
                                             5/31/03 (WITH DEDUCTION OF         DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
Armada International Equity Fund
     Class A                                             -3.44%                      -2.50%               08/01/97
     Class B                                             -1.97%                      -1.97%               01/06/98
     Class C                                            -16.55%                     -16.55%               01/05/00
     Class H                                            -16.40%                     -14.95%               04/08/02
     Class R                                               *                           *                     *
     Class I                                              N/A                        -2.21%               08/01/97

Armada Large Cap Core Equity Fund
     Class A                                              2.42%                       3.42%               08/01/97
     Class B                                              2.54%                       2.54%               01/06/98
     Class C                                             -8.28%                      -8.28%               01/20/00
     Class H                                            -14.02%                     -12.40%               05/01/02
     Class R                                              *                            *                     *
     Class I                                              N/A                         3.69%               08/01/97

Armada Large Cap Growth Fund
     Class A                                              7.00%                       7.50%               04/15/91
     Class B                                             -1.29%                      -1.29%               01/06/98
     Class C                                            -13.55%                     -13.55%               01/27/00
     Class H                                            -14.47%                     -13.15%               02/05/02
     Class R                                               *                           *                     *
     Class I                                              N/A                         8.78%               12/20/89

Armada Large Cap Ultra Fund 1
     Class A                                              2.99%                       3.79%               02/01/96
     Class B                                              3.06%                       3.06%               02/01/96
     Class C                                            -24.28%                     -24.28%               06/15/00
     Class H                                            -19.47%                     -18.02%               04/09/02
     Class R                                               *                           *                     *
     Class I                                              N/A                         4.49%               12/28/95

Armada Large Cap Value Fund
    Class A                                               7.63%                       8.33%               08/22/94
    Class B                                               0.68%                       0.68%               01/06/98
    Class C                                              -0.09%                      -0.09%               01/27/00
    Class H                                              -6.59%                      -5.17%               02/05/02
    Class R                                                *                            *                    *
    Class I                                               N/A                         8.78%               07/01/94

                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH     THROUGH 5/31/03 (WITHOUT
                                             5/31/03 (WITH DEDUCTION OF         DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
Armada Mid Cap Growth Fund 1
    Class A                                               8.09%                       8.51%               10/31/88
    Class B                                               3.94%                       3.94%               02/04/94
    Class C                                             -21.70%                     -21.70%               06/15/00
    Class H 2                                            12.06%                      14.18%               08/13/02
    Class R                                                *                           *                     *
    Class I                                                N/A                        8.64%               10/31/88

 Armada S&P 500 Index
     Class A                                             -1.79%                      -0.98%               10/15/98
     Class B                                            -11.10%                     -10.31%               01/04/00
     Class C                                            -11.63%                     -11.63%               01/17/00
     Class H                                            -11.82%                     -10.38%               02/25/02
     Class R                                               *                           *                     *
     Class I                                              N/A                        -2.56%               07/10/98

Armada Small Cap Growth Fund
    Class A                                              -3.75%                      -2.81%               08/01/97
    Class B                                              -4.85%                      -4.85%               01/06/98
    Class C                                             -18.72%                     -18.72%               01/20/00
    Class H                                             -21.43%                     -20.04%               04/01/02
    Class R                                                *                           *                     *
    Class I                                               N/A                        -2.57%               08/01/97

Armada Small Cap Value Fund
    Class A                                              12.73%                      13.46%               08/15/94
    Class B                                               7.42%                       7.42%               01/06/98
    Class C                                              13.72%                      13.72%               01/27/00
    Class H                                              -2.51%                      -1.05%               02/05/02
    Class R                                                *                           *                     *
    Class I                                               N/A                        14.06%               07/26/94

Armada Small/Mid Cap Value Fund
    Class A 2                                            -4.81%                       0.71%               07/01/02
    Class B                                                *                           *                     *
    Class C                                                *                           *                     *
    Class H                                                *                           *                     *
    Class R                                                *                           *                     *
    Class I 2                                             N/A                         1.38%               07/01/02

Armada Tax Managed Equity Fund 3
    Class A                                              -2.06%                      -0.95%               05/11/98
    Class B                                              -1.90%                      -1.90%               05/04/98
    Class C                                             -11.64%                     -11.64%               01/10/00
    Class H                                             -18.32%                     -16.90%               04/12/02
    Class R                                                *                           *                     *
    Class I                                               N/A                        -0.65%               04/09/98

                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH     THROUGH 5/31/03 (WITHOUT
                                             5/31/03 (WITH DEDUCTION OF         DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
Armada Aggressive Allocation Fund
    Class A                                              -9.47%                      -7.47%               03/06/01
    Class B                                             -10.56%                      -8.60%               05/08/01
    Class C                                              -8.73%                      -8.73%               06/28/01
    Class H                                              -8.61%                      -7.17%               02/20/02
    Class R                                                *                            *                     *
    Class I                                               N/A                        -7.26%               03/06/01

Armada Balanced Allocation Fund
    Class A                                               0.85%                       1.87%               07/31/98
    Class B                                               0.76%                       1.13%               11/11/98
    Class C                                              -5.09%                      -5.09%               04/20/00
    Class H                                              -5.18%                      -3.73%               02/05/02
    Class R                                                *                           *                     *
    Class I                                               N/A                         1.50%               07/10/98

Armada Conservative Allocation Fund
    Class A                                              -1.91%                       0.26%               03/06/01
    Class B                                              -3.22%                      -0.64%               07/13/01
    Class C                                              -1.21%                      -1.21%               05/23/01
    Class H                                              -0.77%                       0.78%               02/06/02
    Class R                                                *                           *                     *
    Class I                                               N/A                         0.50%               03/06/01

Armada Bond Fund
    Class A                                               6.99%                       7.34%               10/31/88
    Class B                                               5.37%                       5.37%               02/04/94
    Class C                                               8.13%                       8.13%               06/12/00
    Class H                                               7.86%                       9.79%               04/30/02
    Class R                                                *                            *                     *
    Class I                                               N/A                         7.54%               10/31/88

Armada GNMA Fund
    Class A                                               5.96%                       6.73%               09/11/96
    Class B                                               5.93%                       6.59%               08/11/99
    Class C                                               6.98%                       6.98%               01/27/00
    Class H                                               3.33%                       5.12%               04/19/02
    Class I                                               N/A                         7.15%               08/10/94

Armada Intermediate Bond Fund
    Class A                                               6.31%                       6.74%               04/15/91
    Class B                                               5.44%                       5.44%               01/06/98
    Class C                                               8.45%                       8.45%               05/30/00
    Class H                                               8.25%                      10.07%               04/18/02
    Class R                                                 *                           *                     *
    Class I                                                N/A                        7.26%               12/20/89

                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH     THROUGH 5/31/03 (WITHOUT
                                             5/31/03 (WITH DEDUCTION OF         DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
Armada Limited Maturity Bond Fund
    Class A                                               5.40%                       5.74%               09/09/94
    Class B                                               4.27%                       4.96%               08/11/99
    Class C                                               5.16%                       5.16%               01/27/00
    Class H                                               2.48%                       4.01%               02/05/02
    Class R                                                 *                           *                     *
    Class I                                                N/A                        5.84%               07/07/94

Armada Total Return Advantage Fund
    Class A                                               7.26%                       7.86%               09/06/94
    Class B                                               8.32%                       8.98%               09/29/99
    Class C                                               9.93%                       9.93%               10/03/00
    Class H                                               6.66%                      11.87%               12/30/02
    Class R                                                 *                           *                     *
    Class I                                                N/A                        8.18%               07/07/94

Armada Ultra Short Bond Fund
    Class A 2                                             3.12%                      -3.79%               01/06/03
    Class B                                                 *                           *                     *
    Class C                                                 *                           *                     *
    Class H                                                 *                           *                     *
    Class R                                                 *                           *                     *
    Class I 2                                              N/A                        3.42%               12/02/02

Armada U.S. Government Income Fund 1
    Class A                                               5.82%                       6.31%               11/12/92
    Class B                                               5.47%                       5.47%               02/04/94
    Class C                                               7.33%                       7.33%               06/21/00
    Class H                                               3.83%                       5.34%               02/05/02
    Class R                                                 *                           *                     *
    Class I                                                N/A                        6.53%               11/12/92

Armada Michigan Municipal Bond Fund 1
    Class A                                               5.50%                       5.90%               07/02/90
    Class B                                               4.17%                       4.17%               02/04/94
    Class C                                               5.70%                       5.70%               08/06/01
    Class H                                               1.89%                       3.40%               02/01/02
    Class I                                                N/A                        6.09%               07/02/90


Armada National Tax Exempt Bond
Fund4
    Class A                                               4.44%                       5.47%               06/22/98
    Class B                                               3.93%                       4.33%               01/28/99
    Class C                                               6.28%                       6.28%               02/24/00
    Class H                                               4.39%                       8.91%               12/16/02
    Class I                                                N/A                        5.62%               04/09/98

                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH     THROUGH 5/31/03 (WITHOUT
                                             5/31/03 (WITH DEDUCTION OF         DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
Armada Ohio Tax Exempt Bond Fund
    Class A                                               5.57%                       5.84%               04/15/91
    Class B                                               3.08%                       6.36%               12/04/01
    Class C                                               6.56%                       6.56%               06/23/00
    Class H                                               6.75%                       8.52%               04/01/02
    Class I                                                N/A                        5.86%               01/05/90

Armada Pennsylvania Municipal Bond Fund
    Class A                                               5.26%                       5.74%               09/11/96
    Class B                                                 *                           *                     *
    Class C                                               5.28%                       5.28%               02/24/00
    Class H                                               1.95%                       3.50%               02/01/02
    Class I                                                N/A                        5.61%               08/10/94

N/A Not applicable.
*   Share class not offered as of May 31, 2003.
1 Total returns shown for the Large Cap Ultra, Mid Cap Growth, U.S. Government Income and Michigan Municipal Bond Funds include the performance of the corresponding Parkstone Continuing Funds for the period prior to their reorganization into Armada.

2 Share class had been in operation for less than one year as of May 31, 2003. Performance quoted is cumulative since inception.
3 Includes the history of a predecessor common trust fund which commenced operations June 30, 1984.
4 Includes the history of a predecessor common trust fund which commenced operations on July 31, 1984.

         The following table shows the one year, five year and ten year returns (before taxes) for the Funds (other than the Money Market Funds) for the respective periods ended May 31, 2003, taking into account the effect of maximum applicable sales loads.

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada International Equity Fund
    Class A                                     -22.00%            -5.52%               *                08/01/97
    Class B                                     -21.97%            -5.42%               *                01/06/98
    Class C                                     -18.69%               *                 *                01/05/00
    Class H                                     -19.65%               *                 *                04/08/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -17.13%            -4.19%               *                08/01/97

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Large Cap Core Equity Fund
    Class A                                     -16.13%             0.19%               *                08/01/97
    Class B                                     -16.19%             0.39%               *                01/06/98
    Class C                                     -12.56%               *                 *                01/20/00
    Class H                                     -13.56%               *                 *                05/01/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -10.90%             1.62%               *                08/01/97

Armada Large Cap Growth Fund
    Class A                                     -17.10%            -3.65%             6.69%              04/15/91
    Class B                                     -17.27%            -3.51%               *                01/06/98
    Class C                                     -13.78%               *                 *                01/27/00
    Class H                                     -14.59%               *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -12.03%            -2.31%             7.57%              12/20/89

Armada Large Cap Ultra Fund 1
    Class A                                     -18.05%            -6.93%               *                02/01/96
    Class B                                     -18.13%            -6.80%               *                02/01/96
    Class C                                     -14.71%               *                 *                06/15/00
    Class H                                     -15.58%               *                 *                04/09/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -12.97%            -5.60%               *                12/28/95

Armada Large Cap Value Fund
    Class A                                     -14.74%            -1.43%               *                08/22/94
    Class B                                     -14.89%            -1.40%               *                01/06/98
    Class C                                     -11.31%               *                 *                01/27/00
    Class H                                     -12.28%               *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -9.46%            -0.02%               *                07/01/94

Armada Mid Cap Growth Fund 1
    Class A                                     -17.22%            -3.81%             4.99%              10/31/88
    Class B                                     -17.40%            -3.58%               *                02/04/94
    Class C                                     -14.10%               *                 *                06/15/00
    Class H                                        *                  *                 *                08/13/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -12.17%            -2.47%             5.78%              10/31/88

 Armada S&P 500 Index
    Class A                                     -12.03%               *                 *                10/15/98
    Class B                                     -13.91%               *                 *                01/04/00
    Class C                                     -10.31%               *                 *                01/17/00
    Class H                                     -11.21%               *                 *                02/25/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -8.55%               *                 *                07/10/98

Armada Small Cap Growth Fund
    Class A                                     -20.94%            -7.34%               *                08/01/97
    Class B                                     -21.10%            -7.29%               *                01/06/98
    Class C                                     -17.74%               *                 *                01/20/00
    Class H                                     -18.46%               *                 *                04/01/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -16.12%            -6.05%               *                08/01/97

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Small Cap Value Fund
    Class A                                     -14.86%             7.39%               *                08/15/94
    Class B                                     -14.79%             7.54%               *                01/06/98
    Class C                                     -11.37%               *                 *                01/27/00
    Class H                                     -12.25%               *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -9.69%             8.98%               *                07/26/94

Armada Small/Mid Cap Value Fund
    Class A                                        *                  *                 *                07/01/02
    Class B                                       N/A                N/A               N/A                  N/A
    Class C                                       N/A                N/A               N/A                  N/A
    Class H                                       N/A                N/A               N/A                  N/A
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                        *                  *                 *                07/01/02

Armada Tax Managed Equity Fund 2
    Class A                                     -18.91%            -1.79%               *                05/11/98
    Class B                                     -18.98%            -1.76%               *                05/04/98
    Class C                                     -15.57%               *                 *                01/10/00
    Class H                                     -16.50%               *                 *                04/12/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -13.94%            -0.53%               *                04/09/98

Armada Aggressive Allocation Fund
    Class A                                     -13.05%               *                 *                03/06/01
    Class B                                     -13.82%               *                 *                05/08/01
    Class C                                     -10.24%               *                 *                06/28/01
    Class H                                     -11.13%               *                 *                02/20/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -8.56%               *                 *                03/06/01

Armada Balanced Allocation Fund
    Class A                                      -9.32%               *                 *                07/31/98
    Class B                                     -10.17%               *                 *                11/11/98
    Class C                                      -6.43%               *                 *                04/20/00
    Class H                                      -7.27%               *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -4.58%               *                 *                07/10/98

Armada Conservative Allocation Fund
    Class A                                      -3.87%               *                 *                03/06/01
    Class B                                      -4.68%               *                 *                07/13/01
    Class C                                      -0.65%               *                 *                05/23/01
    Class H                                      -1.75%               *                 *                02/06/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      1.15%                *                 *                03/06/01

Armada Bond Fund
    Class A                                      5.34%              5.01%             5.67%              10/31/88
    Class B                                      4.70%                *                 *                02/04/94
    Class C                                      8.70%                *                 *                06/12/00
    Class H                                      7.62%                *                 *                04/30/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      10.74%             6.25%             6.47%              10/31/88

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada GNMA Fund
    Class A                                      0.11%              4.82%               *                09/11/96
    Class B                                     -0.60%                *                 *                08/11/99
    Class C                                      3.40%                *                 *                01/27/00
    Class H                                      2.52%                *                 *                04/19/02
    Class I                                      5.40%              6.09%               *                08/10/94

Armada Intermediate Bond Fund
    Class A                                      5.45%              5.34%             5.29%              04/15/91
    Class B                                      4.94%              5.30%               *                01/06/98
    Class C                                      8.93%                *                 *                05/30/00
    Class H                                      7.79%                *                 *                04/18/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      11.00%             6.68%             6.11%              12/20/89

Armada Limited Maturity Bond Fund
    Class A                                      2.34%              4.89%               *                09/09/94
    Class B                                      -0.53%               *                 *                08/11/99
    Class C                                       3.47                *                 *                01/27/00
    Class H                                      2.45%                *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      5.58%              5.64%               *                07/07/94

Armada Total Return Advantage Fund
    Class A                                      8.39%              6.45%               *                09/06/94
    Class B                                      7.97%                *                 *                09/29/99
    Class C                                      12.09%               *                 *                10/03/00
    Class H                                        *                  *                 *                12/30/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      14.18%             7.76%               *                07/07/94

Armada Ultra Short Bond Fund
    Class A                                        *                  *                 *                01/06/03
    Class B                                       N/A                N/A               N/A                  N/A
    Class C                                       N/A                N/A               N/A                  N/A
    Class H                                       N/A                N/A               N/A                  N/A
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                        *                  *                 *                12/02/02

Armada U.S. Government Income Fund 1
    Class A                                      0.87%              5.25%             5.70%              11/12/92
    Class B                                      0.14%              5.19%               *                02/04/94
    Class C                                      4.15%                *                 *                06/21/00
    Class H                                      3.17%                *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      6.15%              6.55%             6.45%              11/12/92


                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Michigan Municipal Bond Fund 1
    Class A
    Class B                                      3.09%              4.19%             4.70%              07/02/90
    Class C                                      2.57%              4.08%               *                02/04/94
    Class H                                      6.57%                *                 *                08/06/01
    Class I                                      2.42%                *                 *                02/01/02
                                                 8.51%              5.44%             5.44%              07/02/90
Armada National Tax Exempt Bond
  Fund 3
    Class A                                      2.93%                *                 *                06/22/98
    Class B                                      2.43%                *                 *                01/28/99
    Class C                                      6.33%                *                 *                02/24/00
    Class H                                        *                  *                 *                12/16/02
    Class I                                      8.45%              5.58%               *                04/09/98

Armada Ohio Tax Exempt Bond Fund
    Class A                                      4.93%              4.73%             5.06%              04/15/91
    Class B                                      2.48%                *                 *                12/04/01
    Class C                                      6.46%                *                 *                06/23/00
    Class H                                      5.43%                *                 *                04/01/02
    Class I                                      8.56%              5.52%             5.46%              01/05/90

Armada Pennsylvania Municipal Bond Fund
    Class A                                      5.27%              4.81%               *                09/11/96
    Class B                                       N/A                N/A               N/A                  N/A
    Class C                                      6.73%                *                 *                02/24/00
    Class H                                      2.69%                *                 *                02/01/02
    Class I                                      8.76%              5.57%               *                08/10/94

N/A Share class not offered as of May 31, 2003.
*   Not in operation during the entire period.
1 Total returns shown for the Large Cap Ultra, Mid Cap Growth, U.S. Government Income and Michigan Municipal Bond Funds include the performance of the corresponding Parkstone Continuing Funds for the period prior to their reorganization into Armada.

2 Does not include the history of a predecessor common trust fund which commenced operations June 30, 1984.
3 Does not include the history of a predecessor common trust fund which commenced operations July 31, 1984.

         "Average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund (other than the Money Market Funds) are included in the Prospectuses.

         "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

         The following table shows the one year, five year and ten year returns (after taxes on distributions) for the Funds (other than the Money Market Funds) for the respective periods ended May 31, 2003, taking into account the effect of maximum applicable sales loads.


                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada International Equity Fund
    Class A                                     -21.97%            -5.91%               *                08/01/97
    Class B                                     -21.97%            -5.81%               *                01/06/98
    Class C                                     -18.69%               *                 *                01/05/00
    Class H                                     -19.58%               *                 *                04/08/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -17.14%            -4.61%               *                08/01/97

Armada Large Cap Core Equity Fund
    Class A                                     -16.37%            -0.93%               *                08/01/97
    Class B                                     -16.25%            -0.71%               *                01/06/98
    Class C                                     -12.62%               *                 *                01/20/00
    Class H                                     -13.69%               *                 *                05/01/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -11.24%             0.44%               *                08/01/97

Armada Large Cap Growth Fund
    Class A                                     -17.14%            -4.16%             5.12%              04/15/91
    Class B                                     -17.27%            -4.03%               *                01/06/98
    Class C                                     -13.78%               *                 *                01/27/00
    Class H                                     -14.59%               *                 *                02/05/02
    Class R                                        *                  *                 *                    *
    Class I                                     -12.15%            -2.84%             5.93%              12/20/89

Armada Large Cap Ultra Fund 1
    Class A                                     -18.05%            -8.54%               *                02/01/96
    Class B                                     -18.13%            -8.49%               *                02/01/96
    Class C                                     -14.71%               *                 *                06/15/00
    Class H                                     -15.58%               *                 *                04/09/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -12.97%            -7.20%               *                12/28/95


                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Large Cap Value Fund
    Class A                                     -15.23%            -2.55%               *                08/22/94
    Class B                                     -15.13%            -2.29%               *                01/06/98
    Class C                                     -11.57%               *                 *                01/27/00
    Class H                                     -12.58%               *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -10.07%            -1.26%               *                07/01/94

Armada Mid Cap Growth Fund 1
    Class A                                     -17.22%            -7.29%             1.04%              10/31/88
    Class B                                     -17.40%            -7.45%               *                02/04/94
    Class C                                     -14.10%               *                 *                06/15/00
    Class H                                        *                  *                 *                08/13/02
    Class R                                        *                  *                 *                    *
    Class I                                     -12.17%            -5.94%             1.85%              10/31/88

 Armada S&P 500 Index
    Class A                                     -12.44%               *                 *                10/15/98
    Class B                                     -14.08%               *                 *                01/04/00
    Class C                                     -10.48%               *                 *                01/17/00
    Class H                                     -11.37%               *                 *                02/25/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -9.06%               *                 *                07/10/98

Armada Small Cap Growth Fund
    Class A                                     -20.94%            -7.34%               *                08/01/97
    Class B                                     -21.10%               *                 *                01/06/98
    Class C                                     -17.74%               *                 *                01/20/00
    Class H                                     -18.46%               *                 *                04/01/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -16.12%            -6.47%               *                08/01/97

Armada Small Cap Value Fund

    Class A                                     -16.49%             5.28%               *                08/15/94
    Class B                                     -16.39%             5.55%               *                01/06/98
    Class C                                     -12.97%               *                 *                01/27/00
    Class H                                     -13.85%               *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -11.40%             6.83%               *                07/26/94

Armada Small/Mid Cap Value Fund
    Class A                                        *                  *                 *                07/01/02
    Class B                                       N/A                N/A               N/A                  N/A
    Class C                                       N/A                N/A               N/A                  N/A
    Class H                                       N/A                N/A               N/A                  N/A
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                        *                  *                 *                07/01/02

Armada Tax Managed Equity Fund 2
    Class A                                     -19.22%            -1.92%               *                05/11/98
    Class B                                     -19.15%            -1.83%               *                05/04/98
    Class C                                     -15.74%               *                 *                01/10/00
    Class H                                     -16.70%               *                 *                04/12/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -14.37%            -0.73%               *                04/09/98


                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Aggressive Allocation Fund
    Class A                                     -13.32%               *                 *                03/06/01
    Class B                                     -14.07%               *                 *                05/08/01
    Class C                                     -10.48%               *                 *                06/28/01
    Class H                                     -11.36%               *                 *                02/20/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -8.87%               *                 *                03/06/01

Armada Balanced Allocation Fund
    Class A                                      -9.88%               *                 *                07/31/98
    Class B                                     -10.49%               *                 *                11/11/98
    Class C                                      -6.76%               *                 *                04/20/00
    Class H                                      -7.63%               *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -5.25%               *                 *                07/10/98

Armada Conservative Allocation Fund
    Class A                                      -4.55%               *                 *                03/06/01
    Class B                                      -5.19%               *                 *                07/13/01
    Class C                                      -1.15%               *                 *                05/23/01
    Class H                                      -2.25%               *                 *                02/06/02
    Class R                                        N/A               N/A               N/A                  N/A
    Class I                                       0.34%               *                 *                03/06/01

Armada Bond Fund
    Class A                                       3.63%             2.79%             3.13%              10/31/88
    Class B                                       3.21%             2.96%               *                02/04/94
    Class C                                       7.22%               *                 *                06/12/00
    Class H                                       6.14%               *                 *                04/30/02
    Class R                                        N/A               N/A               N/A                  N/A
    Class I                                       8.84%             3.90%             3.83%              10/31/88

Armada GNMA Fund
    Class A                                      -1.66%             2.54%               *                09/11/96
    Class B                                      -2.16%               *                 *                08/11/99
    Class C                                       1.83%               *                 *                01/27/00
    Class H                                       0.96%               *                 *                04/19/02
    Class I                                       3.44%             3.69%               *                08/10/94

Armada Intermediate Bond Fund
    Class A                                       3.93%             3.18%             3.04%              04/15/91
    Class B                                       3.65%             3.40%               *                01/06/98
    Class C                                       7.63%               *                 *                05/30/00
    Class H                                       6.51%               *                 *                04/18/02
    Class R                                        N/A               N/A               N/A                  N/A
    Class I                                       9.30%             4.39%             3.73%              12/20/89

Armada Limited Maturity Bond Fund
    Class A                                       1.13%             2.81%               *                09/09/94
    Class B                                      -1.49%               *                 *                08/11/99
    Class C                                       2.51%               *                 *                01/27/00
    Class H                                       1.50%               *                 *                02/05/02
    Class R                                        N/A               N/A               N/A                  N/A
    Class I                                       4.23%             3.49%               *                07/07/94


                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Total Return Advantage Fund
    Class A                                       6.20%             4.11%               *                09/06/94
    Class B                                       5.99%               *                 *                09/29/99
    Class C                                      10.11%               *                 *                10/03/00
    Class H                                         *                 *                 *                12/30/02
    Class R                                        N/A               N/A               N/A                  N/A
    Class I                                      11.77%             5.29%               *                07/07/94

Armada Ultra Short Bond Fund
    Class A                                         *                 *                 *                01/06/03
    Class B                                        N/A               N/A               N/A                  N/A
    Class C                                        N/A               N/A               N/A                  N/A
    Class H                                        N/A               N/A               N/A                  N/A
    Class R                                        N/A               N/A               N/A                  N/A
    Class I                                         *                 *                 *                12/02/02

Armada U.S. Government Income Fund 1
    Class A
    Class B                                      -0.85%             3.03%             3.03%              11/12/92
    Class C                                      -1.37%             3.22%               *                02/04/94
    Class H                                       2.63%               *                 *                06/21/00
    Class R                                       1.67%               *                 *                02/05/02
    Class I                                        N/A               N/A               N/A                  N/A
                                                  4.24%             4.19%             3.68%              11/12/92
Armada Michigan Municipal Bond Fund 1
    Class A                                       3.04%             4.15%             4.61%              07/02/90
    Class B                                       2.51%             4.03%               *                02/04/94
    Class C                                       6.51%               *                 *                08/06/01
    Class H                                       2.42%               *                 *                02/01/02
    Class I                                       8.45%             5.39%             5.36%              07/02/90

Armada National Tax Exempt Bond
  Fund3
    Class A                                       2.93%             4.44%               *                06/22/98
    Class B                                       2.43%             4.33%               *                01/28/99
    Class C                                       6.33%             4.28%               *                02/24/00
    Class H                                       5.40%               *                 *                12/16/02
    Class I                                       8.45%             5.57%             4.92%              04/09/98

Armada Ohio Tax Exempt Bond Fund
    Class A                                       4.93%             4.73%             5.06%              04/15/91
    Class B                                       2.48%               *                 *                12/04/01
    Class C                                       6.46%               *                 *                06/23/00
    Class H                                       5.43%               *                 *                04/01/02
    Class I                                       8.56%             5.51%             5.45%              01/05/90

Armada Pennsylvania Municipal Bond Fund
    Class A
    Class B                                       5.27%             4.80%               *                09/11/96
    Class C                                        N/A               N/A               N/A                  N/A
    Class H                                       6.73%               *                 *                02/24/00
    Class I                                       2.69%               *                 *                02/01/02
                                                  8.76%             5.56%               *                08/10/94

N/A Share class not offered as of May 31, 2003.
*   Not in operation during the entire period.
1 Total returns shown for the Large Cap Ultra, Mid Cap Growth, U.S. Government Income and Michigan Municipal Bond Funds include the performance of the corresponding Parkstone Continuing Funds for the period prior to their reorganization into Armada.
2 Does not include the history of a predecessor common trust fund which commenced operations June 30, 1984.
3 Does not include the history of a predecessor common trust fund which commenced operations July 31, 1984.


         "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

         The following table shows the one year, five year and ten year returns (after taxes on distributions and redemptions) for the Funds (other than the Money Market Funds) for the respective periods ended May 31, 2003, taking into account the effect of maximum applicable sales loads.


                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada International Equity Fund
    Class A                                     -13.42%            -4.25%               *                08/01/97
    Class B                                     -13.49%            -4.19%               *                01/06/98
    Class C                                     -11.47%               *                 *                01/05/00
    Class H                                     -11.97%               *                 *                04/08/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -10.42%            -3.24%               *                08/01/97


                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Large Cap Core Equity Fund
    Class A                                      -9.91%             0.16%               *                08/01/97
    Class B                                      -9.95%             0.36%               *                01/06/98
    Class C                                      -7.72%               *                 *                01/20/00
    Class H                                      -8.33%               *                 *                05/01/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -6.71%             1.28%               *                08/01/97

Armada Large Cap Growth Fund
    Class A                                     -10.51%            -2.88%             4.99%              04/15/91
    Class B                                     -10.61%            -2.75%               *                01/06/98
    Class C                                      -8.46%               *                 *                01/27/00
    Class H                                      -8.96%               *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -7.39%            -1.84%             5.70%              12/20/89

Armada Large Cap Ultra Fund 1
    Class A                                     -11.08%            -4.69%               *                02/01/96
    Class B                                     -11.13%            -4.52%               *                02/01/96
    Class C                                      -9.03%               *                 *                06/15/00
    Class H                                      -9.56%               *                 *                04/09/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -7.96%            -3.68%               *                12/28/95

Armada Large Cap Value Fund
    Class A                                      -9.04%            -1.44%               *                08/22/94
    Class B                                      -9.11%            -1.29%               *                01/06/98
    Class C                                      -6.91%               *                 *                01/27/00
    Class H                                      -7.51%               *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -5.80%            -0.38%               *                07/01/94

Armada Mid Cap Growth Fund 1

    Class A                                     -10.57%            -2.57%             3.51%              10/31/88
    Class B                                     -10.68%            -2.28%               *                02/04/94
    Class C                                      -8.66%               *                 *                06/15/00
    Class H                                        *                  *                 *                08/13/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -7.47%            -1.55%             4.16%              10/31/88

 Armada S&P 500 Index
    Class A                                     -12.44%               *                 *                10/15/98
    Class B                                      -8.55%               *                 *                01/04/00
    Class C                                      -6.34%               *                 *                01/17/00
    Class H                                      -6.89%               *                 *                02/25/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -5.27%               *                 *                07/10/98

Armada Small Cap Growth Fund
    Class A                                     -12.86%            -5.51%               *                08/01/97
    Class B                                     -12.96%            -5.45%               *                01/06/98
    Class C                                     -10.90%               *                 *                01/20/00
    Class H                                     -11.34%               *                 *                04/01/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -9.90%            -4.54%               *                08/01/97


                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Small Cap Value Fund
    Class A                                      -9.03%             5.04%               *                08/15/94
    Class B                                      -8.97%             5.25%               *                01/06/98
    Class C                                      -6.87%               *                 *                01/27/00
    Class H                                      -7.41%               *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -5.86%             6.35%               *                07/26/94

Armada Small/Mid Cap Value Fund
    Class A                                        *                  *                 *                07/01/02
    Class B                                       N/A                N/A               N/A                  N/A
    Class C                                       N/A                N/A               N/A                  N/A
    Class H                                       N/A                N/A               N/A                  N/A
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                        *                  *                 *                07/01/02

Armada Tax Managed Equity Fund 2
    Class A                                     -11.48%            -1.45%               *                05/11/98
    Class B                                     -11.50%            -1.40%               *                05/04/98
    Class C                                      -9.41%               *                 *                01/10/00
    Class H                                      -9.98%               *                 *                04/12/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -8.43%            -0.49%               *                04/09/98

Armada Aggressive Allocation Fund
    Class A                                      -8.02%               *                 *                03/06/01
    Class B                                      -8.50%               *                 *                05/08/01
    Class C                                      -6.30%               *                 *                06/28/01
    Class H                                      -6.84%               *                 *                02/20/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -5.27%               *                 *                03/06/01

Armada Balanced Allocation Fund
    Class A                                      -5.74%               *                 *                07/31/98
    Class B                                      -6.25%               *                 *                11/11/98
    Class C                                      -3.96%               *                 *                04/20/00
    Class H                                      -4.48%               *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -2.83%               *                 *                07/10/98

Armada Conservative Allocation Fund
    Class A                                      -2.40%               *                 *                03/06/01
    Class B                                      -2.89%               *                 *                07/13/01
    Class C                                      -0.42%               *                 *                05/23/01
    Class H                                      -1.09%               *                 *                02/06/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                       0.68%               *                 *                03/06/01

Armada Bond Fund
    Class A                                       3.23%             2.86%             3.20%              10/31/88
    Class B                                       2.85%             2.93%               *                02/04/94
    Class C                                       5.31%               *                 *                06/12/00
    Class H                                       4.64%               *                 *                04/30/02
    Class R                                        N/A               N/A               N/A                  N/A
    Class I                                       6.54%             3.80%             3.81%              10/31/88


                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada GNMA Fund
    Class A                                      0.05%              2.69%               *                09/11/96
    Class B                                     -0.38%                *                 *                08/11/99
    Class C                                      2.07%                *                 *                01/27/00
    Class H                                      1.53%                *                 *                04/19/02
    Class I                                      3.29%              3.67%               *                08/10/94

Armada Intermediate Bond Fund
    Class A                                      3.31%              3.16%             3.06%              04/15/91
    Class B                                      3.00%              3.28%               *                01/06/98
    Class C                                      5.44%                *                 *                05/30/00
    Class H                                      4.75%                *                 *                04/18/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      6.71%              4.19%             3.67%              12/20/89

Armada Limited Maturity Bond Fund
    Class A                                      1.42%              2.86%               *                09/09/94
    Class B                                     -0.33%                *                 *                08/11/99
    Class C                                      2.12%                *                 *                01/27/00
    Class H                                      1.49%                *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      3.41%              3.43%               *                07/07/94

Armada Total Return Advantage Fund
    Class A                                      5.21%              3.97%               *                09/06/94
    Class B                                      4.97%                *                 *                09/29/99
    Class C                                      7.50%                *                 *                10/03/00
    Class H                                        *                  *                 *                12/30/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      8.77%              4.98%               *                07/07/94

Armada Ultra Short Bond Fund
    Class A                                        *                  *                 *                01/06/03
    Class B                                       N/A                N/A               N/A                  N/A
    Class C                                       N/A                N/A               N/A                  N/A
    Class H                                       N/A                N/A               N/A                  N/A
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                        *                  *                 *                    *

Armada U.S. Government Income Fund 1
    Class A
    Class B                                      0.51%              3.06%             3.15%              11/12/92
    Class C                                      0.07%              3.16%               *                02/04/94
    Class H                                      2.53%                *                 *                06/21/00
    Class R                                      1.93%                *                 *                02/05/02
    Class I                                       N/A                N/A               N/A                  N/A
                                                 3.75%              4.06%             3.72%              11/12/92


                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Michigan Municipal Bond Fund 1
    Class A
    Class B                                      3.44%              4.16%             4.57%              07/02/90
    Class C                                      2.91%              3.94%               *                02/04/94
    Class H                                      5.37%                *                 *                08/06/01
    Class I                                      1.49%                *                 *                02/01/02
                                                 6.95%              5.23%             5.25%              07/02/90
Armada National Tax Exempt Bond
  Fund3
    Class A                                      3.19%                *                 *                06/22/98
    Class B                                      2.67%                *                 *                01/28/99
    Class C                                      5.06%                *                 *                02/24/00
    Class H                                      4.68%                *                 *                12/16/02
    Class I                                      6.75%              5.33%             4.93%              04/09/98

Armada Ohio Tax Exempt Bond Fund
    Class A                                      4.43%              4.61%             4.94%              04/15/91
    Class B                                      2.68%                *                 *                12/04/01
    Class C                                      5.13%                *                 *                06/23/00
    Class H                                      4.49%                *                 *                04/01/02
    Class I                                      6.81%              5.30%             5.30%              01/05/90

Armada Pennsylvania Municipal Bond Fund
    Class A                                      4.63%              4.69%               *                09/11/96
    Class B                                       N/A                N/A               N/A                  N/A
    Class C                                      5.29%                *                 *                02/24/00
    Class H                                      1.65%                *                 *                02/01/02
    Class I                                      6.92%              5.35%               *                08/10/94

N/A  Share class not offered as of May 31, 2003.
*    Not in operation during the entire period.
1 Total returns shown for the Large Cap Ultra, Mid Cap Growth, U.S. Government Income and Michigan Municipal Bond Funds include the performance of the corresponding Parkstone Continuing Funds for the period prior to their reorganization into Armada.

2 Does not include the history of a predecessor common trust fund which commenced operations June 30, 1984.
3 Does not include the history of a predecessor common trust fund which commenced operations July 31, 1984.

PERFORMANCE REPORTING
---------------------

         From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives, to stock or other relevant indices, to other investments or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the Allocation Funds and the Equity Funds may also be compared to: the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Consumer Price Index; data prepared by Standard & Poor's, which maintains unmanaged indices of groups of common stocks; data prepared by Frank Russell Company, which maintains unmanaged indices of groups of common stocks; or other independent mutual fund reporting services. In addition, the performance of the International Equity Fund may be compared to the Morgan Stanley Capital International indices or the FT World Actuaries Index. The performance of the Money Market Funds may be compared to data prepared by iMoneyNet, Inc., or other independent mutual fund reporting services. The performance of the Allocation Funds, Fixed Income Funds and Tax Free Bond Funds may be compared to data prepared by Lehman Brothers and/or Merrill Lynch, which maintain unmanaged indices of groups of fixed income securities, or other independent mutual fund reporting services.

         Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. Yields for the Money Market Funds may also be compared to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

         Performance data will be calculated separately for each class of shares of the Funds.

         The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

         The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS
                                  -------------

         The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

         As used in this SAI, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or (b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

         The assets belonging to a Fund include the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund. In determining a Fund's net asset value, assets belonging to a Fund are charged with the liabilities in respect of that Fund.

         As of September 5, 2003, the following persons owned of record 5 percent or more of the shares of the Funds of the Trust:

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE

ARMADA AGGRESSIVE ALLOCATION FUND A SHARES
NATIONAL CITY CORPORATION
ATTN CORP TREASURY
1900 EAST NINTH STREET
CLEVELAND OH  44114-3484                                                           255,999.71           73.67%

ARMADA AGGRESSIVE ALLOCATION FUND B SHARES
R DELA CRUZ PROFIT SHARING PLAN
RENATO DELA CRUZ, MD
30 S 4TH ST
MARTINS FERRY OH  43935-1456                                                        12,268.40           12.51%

ARMADA AGGRESSIVE ALLOCATION FUND B SHARES
FIRST CLEARING CORPORATION
JAMES M VALENTINO (IRA) FCC AS CUSTODIAN
9450 DEER HOLLOW
MENTOR OH  44060-1655                                                                8,322.61            8.49%

ARMADA AGGRESSIVE ALLOCATION FUND B SHARES
FIRST CLEARING, LLC
MARK A GIEL (IRA) FCC AS CUSTODIAN
240 EAST 232 STREET
EUCLID OH  44123-1532                                                                6,545.17            6.68%

ARMADA AGGRESSIVE ALLOCATION FUND B SHARES
FIRST CLEARING, LLC
GEORGE W PETRUS (IRA) FCC AS CUSTODIAN
29921 HALIFAX RD
WICKLIFFE OH  44092-1701                                                             6,724.21            6.86%

ARMADA AGGRESSIVE ALLOCATION FUND C SHARES
STATE STREET BANK & TRUST CO CUST FOR THE ROLLOVER IRA OF
STEVE SCOTT
5969 GRACE AVE
LUDINGTON MI  49431-9683                                                             3,216.91            9.64%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE

ARMADA AGGRESSIVE ALLOCATION FUND C SHARES
FIFE COMMERCIAL BANK 401K PLN-TRUST
AARON K HIXENBAUGH
11011 205TH AVENUE CT E
SUMNER WA  98390-7981                                                                2,258.74            6.77%

ARMADA AGGRESSIVE ALLOCATION FUND C SHARES
FIRST CLEARING CORPORATION
JANE E SIBLEY IRA FCC AS CUSTODIAN
4153 SAWGRASS TRL
MUSKEGON MI  49442-6806                                                              1,695.40            5.08%

ARMADA AGGRESSIVE ALLOCATION FUND C SHARES
FIRST CLEARING CORPORATION
ROBERTA M STEWART (IRA) FCC AS CUSTODIAN
211 E DEWEY RD
SCOTTVILLE MI  49454-9679                                                            1,685.34            5.05%

ARMADA AGGRESSIVE ALLOCATION FUND H SHARES
FIRST CLEARING CORPORATION
SANDRA L BUTTS IRA FCC AS CUSTODIAN
RR 5 BOX 555
SPENCER IN  47460-9474                                                              30,327.06           40.69%

ARMADA AGGRESSIVE ALLOCATION FUND H SHARES
FIRST CLEARING CORPORATION
PHILLIP L HARGIS (IRA) FCC AS CUSTODIAN
11145 FALL DR
INDIANAPOLIS IN  46229-1971                                                          9,184.21           12.32%

ARMADA AGGRESSIVE ALLOCATION FUND H SHARES
FIRST CLEARING CORPORATION
DARLENE K BRYAN (IRA) FCC AS CUSTODIAN
1361 W 725 S
TRAFALGAR IN  46181-8791                                                            16,673.93           22.37%

ARMADA AGGRESSIVE ALLOCATION FUND I SHARES
NATCITY INVESTMENTS
ATTN PAUL FABRIZI
1965 E 6TH ST
CLEVELAND OH  44114-2226                                                           256,675.84           87.47%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA AGGRESSIVE ALLOCATION FUND I SHARES
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                           34,986.44          11.92%

ARMADA BALANCED ALLOCATION C SHARES
BURKE BROTHERS, INC. 401K
JAMES P BURKE
1793 MT. ZION ROAD
WEEDVILLE PA  15868                                                                13,222.92          16.05%

ARMADA BALANCED ALLOCATION C SHARES
FIRST CLEARING CORPORATION
MENTOR CHIROPRACTIC CENTER INC
DEFINED BENEFIT PENSION PLAN
753 NICKLAUS
MELBOURNE FL  32940-1793                                                           5,638.09            6.84%

ARMADA BALANCED ALLOCATION C SHARES
FIRST CLEARING CORPORATION
JOANN LUTES & AIMEE L TELEGRAPHIC
4 WESLEY AVE
CHARLEROI PA  15022-9444                                                           7,481.12            9.08%

ARMADA BALANCED ALLOCATION FUND H SHARES
FIRST CLEARING CORPORATION
WALLACE N CHASE (IRA) FCC AS CUSTODIAN
6401 PLEASANT WOOD LN
INDIANAPOLIS IN  46236-9735                                                        10,786.29          11.54%

ARMADA BALANCED ALLOCATION FUND H SHARES
FIRST CLEARING CORPORATION
DOROTHEA M DUMDIE (IRA) FCC AS CUSTODIAN
920 S 4TH ST
AURORA IL  60505-5152                                                              7,150.28            7.65%

ARMADA BALANCED ALLOCATION FUND H SHARES
FIRST CLEARING CORPORATION
ARLENE C RADCLIFFE (IRA) FCC AS CUSTODIAN
327 BIRMINGHAM AVENUE
PITTSBURGH PA  15210-3705                                                          6,273.87            6.71%

ARMADA BALANCED ALLOCATION FD H SHARES
FIRST CLEARING CORPORATION
CAROL A STONEHOUSE (IRA) FCC AS CUSTODIAN
1126 SHADYCREST DR
PITTSBURGH PA  15216-3016                                                          4,885.93            5.23%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA BALANCED ALLOCATION I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                        7,879,559.04          56.52%

ARMADA BALANCED ALLOCATION I SHARES
WHITELAW & CO FBO SIP PLANS
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                        3,291,894.34          23.61%

ARMADA BALANCED ALLOCATION I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        1,499,613.76          10.76%

ARMADA BALANCED ALLOCATION I SHARES
SHELDON & CO TTEE C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                          699,333.97           5.02%

ARMADA BOND FUND B SHARES
FIRST CLEARING CORPORATION
ANTONIO IOLI
3310 FOXCROFT DR
LEWIS CENTER OH  43035-9270                                                        10,142.81           5.17%

ARMADA BOND FUND C SHARES
RAYMOND JAMES & ASSOC INC
FBO FREEMAN IRA
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100                                                        2,035.08           7.74%

ARMADA BOND FUND C SHARES
RAYMOND JAMES & ASSOC INC
FBO REBHOLZ IRA
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100                                                        1,810.75           6.89%

ARMADA BOND FUND C SHARES
RAYMOND JAMES & ASSOC INC
FBO HEISSERER IRA
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100                                                        1,566.41           5.96%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA BOND FUND C SHARES
RAYMOND JAMES & ASSOC INC
FBO CULP CARL
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100                                                        1,886.22           7.18%

ARMADA BOND FUND C SHARES
FIRST CLEARING CORPORATION
FLOYD R GANASSI JR (SEP IRA) FCC AS CUSTODIAN
ONE OXFORD CENTRE SUITE 3550
PITTSBURGH PA  15219-6400                                                           1,937.62           7.37%

ARMADA BOND FUND H SHARES
STATE STREET BANK & TRUST CO CUST FOR THE IRA OF
SANDRA J WHITEHEAD
610 GABARDINE AVE
PORTAGE MI  49002-7032                                                                699.93           5.28%

ARMADA BOND FUND H SHARES
FIRST CLEARING CORPORATION
HARRIET L GLENN
134 BETTY RAE DR
PITTSBURGH PA  15236-2354                                                           7,606.58          57.42%

ARMADA BOND FUND H SHARES
FIRST CLEARING CORPORATION
MAXINE NEUBERT (IRA) FCC AS CUSTODIAN
830 UNION RD APT 205
ENGLEWOOD OH  45322-2124                                                              853.36           6.44%

ARMADA BOND FUND H SHARES
FIRST CLEARING, LLC
JAMES STONER TOD JEANNE E DORNBOS AND
2300 PORTAGE ROAD APT 224
KALAMAZOO MI  49001-6504                                                            1,423.15          10.74%

ARMADA BOND FUND H SHARES
FIRST CLEARING, LLC
LOIS J HATTEN IRA FCC AS CUSTODIAN
182 SOUTH 16TH ST
OTSEGO MI 49078-9638                                                                 989.12            7.47%

ARMADA BOND FUND I SHARES
NATIONAL CITY BANK ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                        4,715,487.04           8.35%

ARMADA BOND FUND I SHARES
WHITELAW & CO FBO SIP PLANS
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                       11,464,834.57          20.29%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA BOND FUND I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        4,235,493.62           7.50%

ARMADA BOND FUND I SHARES
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                       12,384,679.55          21.92%

ARMADA BOND FUND I SHARES
SHELDON & CO. (CASH/REINV) C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                       21,177,289.93          37.48%

ARMADA CONSERVATIVE ALLOC FUND A SHARES
NATIONAL CITY CORPORATION
ATTN CORP TREASURY
1900 EAST NINTH STREET
CLEVELAND OH  44114-3484                                                          263,730.51          80.83%

ARMADA CONSERVATIVE ALLOC FUND B SHARES
FIRST CLEARING CORPORATION
PHYLLIS BALCH (IRA) FCC AS CUSTODIAN
1215 SE 20TH CT
CAPE CORAL FL  33990-4804                                                           5,363.70           6.38%

ARMADA CONSERVATIVE ALLOC FUND B SHARES
FIRST CLEARING CORPORATION
ROBERT E BUCK (IRA) FCC AS CUSTODIAN
4609 E NEW YORK ST
INDIANAPOLIS IN  46201-3743                                                         4,720.06           5.62%

ARMADA CONSERVATIVE ALLOC FUND B SHARES
FIRST CLEARING CORPORATION
IRVIN C O'DELL AND GENA M O'DELL
6292 SPRING LAKE RD
MOORESVILLE IN  46158-6201                                                          5,323.80           6.34%

ARMADA CONSERVATIVE ALLOC FUND B SHARES
FIRST CLEARING, LLC
RUTH V TRESSLER IRA R/O FCC AS CUSTODIAN
19871 NAUMANN AVE
EUCLID OH  44119-1556                                                               4,891.31           5.82%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA CONSERVATIVE ALLOC FUND B SHARES
FIRST CLEARING, LLC
FRED A LYTLE JR. (IRA) FCC AS CUSTODIAN
4260 PARKLAWN DR
WILLOUGHBY OH  44094-7935                                                           5,848.99           6.96%

ARMADA CONSERVATIVE ALLOC FUND C SHARES
FIRST CLEARING CORPORATION
EMMAREE K MARTIN
207 WINDSOR CT APT 30B
MARYSVILLE OH  43040-1564                                                           4,092.16           5.52%

ARMADA CONSERVATIVE ALLOC FUND C SHARES
FIRST CLEARING CORPORATION
ALI GHARIB FAMILY TRUST HOMA GHARIB TTEE
10516 MITCHELLS MILL ROAD
CHARDON OH  44024-8615                                                             11,841.17          15.96%

ARMADA CONSERVATIVE ALLOC FUND C SHARES
FIRST CLEARING CORPORATION
JOHN H LEDWIDGE & PHILLIS LEDWIDGE
1517 ALTON RD PT
CHARLOTTE FL  33952-4708                                                            4,313.69           5.81%

ARMADA CONSERVATIVE ALLOC FUND I SHARES
NATCITY INVESTMENTS
ATTN PAUL FABRIZI
1965 E 6TH ST
CLEVELAND OH  44114-2226                                                          265,367.17          89.61%

ARMADA CONSERVATIVE ALLOC FUND I SHARES
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                           26,236.13           8.86%

ARMADA CONSERVATIVE ALLOCATION FD H SHARES
FIRST CLEARING CORPORATION
PAUL RAIGNER (IRA) FCC AS CUSTODIAN
580 N 300 W
GREENFIELD IN  46140-8424                                                           6,214.75           6.54%

ARMADA CONSERVATIVE ALLOCATION FD H SHARES
FIRST CLEARING CORPORATION
JOHN W STEEN (IRA) FCC AS CUSTODIAN
2745 PLEASANT AVE
ASHLAND KY  41102-6049                                                              9,109.85           9.58%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA CONSERVATIVE ALLOCATION FD H SHARES
FIRST CLEARING CORPORATION
HARRIET L GLENN (IRA) FCC AS CUSTODIAN
134 BETTY RAE DR
PITTSBURGH PA  15236-2354                                                          13,785.18          14.50%

ARMADA CONSERVATIVE ALLOCATION FD H SHARES
FIRST CLEARING CORPORATION
PATRICIA A JENSEN (IRA) FCC AS CUSTODIAN
406 27TH STREET
MC KEESPORT PA  15132-7024                                                          6,616.58           6.96%

ARMADA CONSERVATIVE ALLOCATION FD H SHARES
FIRST CLEARING, LLC
BARBARA BEBOUT
522 BELLAIRE AVE
PITTSBURGH PA  15226-1836                                                           8,081.01           8.50%

ARMADA CONSERVATIVE ALLOCATION FD H SHARES
FIRST CLEARING CORPORATION
FRANCES B GREBNER (IRA) FCC AS CUSTODIAN
1403 BELUSCO AVE
PITTSBURGH PA  15216-3349                                                           6,911.32           7.27%

ARMADA GNMA FUND A SHARES
FIRST CLEARING, LLC
MARY ELEANOR KIRK TRUST
1700 W WASHINGTON APT B305
SPRINGFIELD IL  62702-6453                                                         19,741.43           5.06%

ARMADA GNMA FUND A SHARES
FIRST CLEARING CORPORATION
ROBERT S KENDALL & LINDA R KENDALL JT TEN
2650 BUTTERNUT LN
PEPPER PIKE OH  44124-4208                                                         97,276.27          24.92%

ARMADA GNMA FUND C SHARES
ATTN EVAN BURTON PRUDENTIAL SECURITIES
FBO CIBC BANK & TRUST CAYMAN LTD CP-3
PO BOX 694
GT BRITISH WEST INDIES                                                             10,805.50           5.41%

ARMADA GNMA FUND C SHARES
FIRST CLEARING CORPORATION
ROBERT F NEUWAR IRA FCC AS CUSTODIAN
381 STERLING CIR
BEREA OH  44017-2322                                                               10,194.68           5.11%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA GNMA FUND C SHARES
FIRST CLEARING CORPORATION
ALI GHARIB FAMILY TRUST HOMA GHARIB TTEE
10516 MITCHELLS MILL ROAD
CHARDON OH  44024-8615                                                             11,175.68           5.60%

ARMADA GNMA FUND H SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE ROLLOVER IRA OF CHARLES R WILLIAMS
13023 NE HIGHWAY 99 STE 7 PMB 10
VANCOUVER WA  98686-2767                                                            4,439.62          11.85%

ARMADA GNMA FUND H SHARES
FIRST CLEARING CORPORATION
WALTER SCOTT SMITH & LAURA I SMITH JT TEN
200 LAUREL LAKE DR E397
HUDSON OH  44236-2156                                                               3,433.87           9.16%

ARMADA GNMA FUND H SHARES
FIRST CLEARING CORPORATION
MELVIN MARSCHALL IRA FCC AS CUSTODIAN
8505 W B AVE
OTSEGO MI  49078-9520                                                               2,165.13           5.78%

ARMADA GNMA FUND H SHARES
FIRST CLEARING CORPORATION
EDWARD G KLEPPER IRA FCC AS CUSTODIAN
4003 NICHOLS RD
PARCHMENT MI  49004-3107                                                            3,018.28           8.06%

ARMADA GNMA FUND H SHARES
FIRST CLEARING CORPORATION
NORTHERN RCR & RCR SERVICES DFND BNFT PLN U/A DTD
06-29-99 ATTN: JAN CHRIST
1451 E 33RD STREET
CLEVELAND, OH 44114-4032                                                            7,931.79          21.17%

ARMADA GNMA FUND H SHARES
FIRST CLEARING CORPORATION
RICHARD E MURRAY (IRA R/O) FCC AS CUSTODIAN
1077 EAST RIVER ST
ELYRIA OH  44035-6061                                                               3,298.78           8.80%

ARMADA GNMA FUND H SHARES
FIRST CLEARING, LLC
CHERYL L GAUNTLETT TTEE
11340 76TH ST
SOUTH HAVEN MI  49090-2115                                                          1,935.60           5.17%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA GNMA FUND I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        1,540,623.49          10.68%

ARMADA GNMA FUND I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                        7,628,525.06          52.90%

ARMADA GNMA FUND I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        5,210,919.84          36.14%

ARMADA GOV'T MONEY MARKET A SHARES
NATIONAL CITY MI/IL FBO CORPORATE SWEEP CUSTOMER
CASH MANAGEMENT OERATIONS
770 W BROAD STREET
COLUMBUS OH  43222-1419                                                       193,121,800.00          32.28%

ARMADA GOV'T MONEY MARKET A SHARES
PENNSYLVANIA FBO CORPORATE AUTOSWEEP CUSTOMERS
C/O NATIONAL CITY BANK OF PA
300 FOURTH STREET  2-191
PITTSBURGH PA  15222-2001                                                     227,252,000.00          37.98%

ARMADA GOV'T MONEY MARKET A SHARES
WHEAT FIRST SECURITIES
PO BOX 6629
GLEN ALLEN VA  23058-6629                                                      66,465,056.70          11.11%

ARMADA GOV'T MONEY MARKET A SHARES
NATIONAL CITY BANK FBO CORPORATE AUTOSWEEP
770 W BROAD STREET
COLUMBUS OH  43222-1419                                                        71,784,702.73          12.00%

ARMADA GOV'T MONEY MARKET I SHARES
NATIONAL CITY BANK
4100 W 150TH ST OPERATIONS CENTER
3RD FLOOR NORTH ANNEX
CLEVELAND OH 44135-1389                                                     1,957,289,758.20          95.80%

ARMADA INTERMEDIATE BOND FD H SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF CECIL B OEHLER
3408 CENTERVILLE NEWMAN RD
PROSPECT OH  43342-9514                                                             1,134.23           6.39%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA INTERMEDIATE BOND FD H SHARES
FIRST CLEARING CORPORATION
JOANNE F KOBA & BETTY SCHROEDER
1606 CADILLAC CIRCLE
ROMEOVILLE IL  60446-5222                                                           2,982.37          16.80%

ARMADA INTERMEDIATE BOND FD H SHARES
FIRST CLEARING CORPORATION
SHIRLEY ANN GRUIZENGA IRA FCC AS CUSTODIAN
2222 ROMENCE RD
PORTAGE MI  49024-4050                                                              1,439.85           8.11%

ARMADA INTERMEDIATE BOND FD H SHARES
FIRST CLEARING CORPORATION
HARRIET L GLENN
134 BETTY RAE DR
PITTSBURGH PA  15236-2354                                                           7,115.30          40.07%

ARMADA INTERMEDIATE BOND FD H SHARES
FIRST CLEARING CORPORATION
MARY ANN ALLEN (IRA) FCC AS CUSTODIAN
5739 HAVERHILL DR
LANSING MI  48911-4807                                                              2,341.67          13.19%

ARMADA INTERMEDIATE BOND FUND C SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE ROLLOVER IRA OF WALLACE STRICKLAND
3337 E 149TH ST
CLEVELAND OH  44120-4237                                                            2,198.83           5.04%

ARMADA INTERMEDIATE BOND FUND C SHARES
FIRST CLEARING CORPORATION
DIANE L HISER
5456 CARMOUSTIE CIR
DANVILLE IN  46123-7693                                                             2,309.52           5.30%

ARMADA INTERMEDIATE BOND FUND C SHARES
FIRST CLEARING  CORPORATION
SAMUEL E TAYLOR  REVOCABLE TRUST 1573
GALLEON AVE.
MARCO ISLAND FL  34145-5224                                                         9,496.68          21.78%

ARMADA INTERMEDIATE BOND FUND C SHARES
FIRST CLEARING CORPORATION
MARIAN L LAISURE TOD, DORYLZ LAISURE,
2112 ACACIA PARK DR APT 307
LYNDHURST OH  44124-3800                                                           10,097.53          23.16%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA INTERMEDIATE BOND FUND C SHARES
FIRST CLEARING CORPORATION
JOSEPH F HEILMAN (IRA) FCC AS CUSTODIAN
756 KISKI PARK DR
APOLLO PA  15613-9609                                                               8,487.60          19.46%

ARMADA INTERMEDIATE BOND FUND C SHARES
FIRST CLEARING CORPORATION
ELSIE W DUNCKLEE TRUST UAD 6/5/85
200 JASON CT
SATELLITE BCH FL  32937-3009                                                        2,760.61           6.33%

ARMADA INTERMEDIATE BOND FUND I SHARES
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                        5,029,216.04          13.33%

ARMADA INTERMEDIATE BOND FUND I SHARES
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                       15,657,463.37          41.50%

ARMADA INTERMEDIATE BOND FUND I SHARES
SHELDON & CO C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                       10,989,389.03          29.13%

ARMADA INTERMEDIATE BOND FUND I SHARES
SEI TRUST COMPANY
ATTN MUTUAL FUND ADMINISTRATOR
ONE FREEDOM VALLEY DRIVE
OAKS PA  19456                                                                  3,784,831.65          10.03%

ARMADA INTERNATIONAL EQUITY C SHARES
PRUDENTIAL SECURITIES FBO MR PHILIP BURKE
40 GREGORY ST
MARBLEHEAD MA  01945-3242                                                           9,410.77           9.54%

ARMADA INTERNATIONAL EQUITY C SHARES
PRUDENTIAL SECURITIES FBO MR MAX B MENDEL
40 SUMMER ST
SALEM MA  01970-3317                                                                8,696.75           8.81%

ARMADA INTERNATIONAL EQUITY C SHARES
PRUDENTIAL SECURITIES FBO MR PHILIP BURKE
40 GREGORY ST
MARBLEHEAD MA  01945-3242                                                           9,112.36           9.23%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA INTERNATIONAL EQUITY C SHARES
PRUDENTIAL SECURITIES FBO MRS MARCIA D BURKE
2 BROAD ST
SALEM MA  01970-3104                                                                7,945.35           8.05%

ARMADA INTERNATIONAL EQUITY C SHARES
MULACH STEEL CORPORATION STEVEN C. THOMAS
742 CHESTNUT RD
SEWICKLEY PA  15143-1100                                                            6,024.92           6.11%

ARMADA INTERNATIONAL EQUITY H SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE ROLLOVER IRA OF DAVID J KOCHHEISER
8420 BERNICE DR
STRONGSVILLE OH  44149-1023                                                           916.58           8.69%

ARMADA INTERNATIONAL EQUITY H SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE ROLLOVER IRA OF SUSAN L DEAL
312 ALBA LN
LAKE MARY FL  32746-6349                                                              602.27           5.71%

ARMADA INTERNATIONAL EQUITY H SHARES
FIRST CLEARING CORPORATION
RONALD G YANDEK (IRA) FCC AS CUSTODIAN
27419 DETROIT
WESTLAKE OH  44145-2288                                                               916.39           8.68%

ARMADA INTERNATIONAL EQUITY H SHARES
FIRST CLEARING CORPORATION
NORTHERN RCR & RCR SERVICES DFND BNFT PLN U/A DTD 06-29-99
ATTN: JAN CHRIST
1451 E 33RD STREET
CLEVELAND, OH 441414-4032                                                           4,145.06          39.28%

ARMADA INTERNATIONAL EQUITY H SHARES
FIRST CLEARING CORPORATION
BETTE MAE PORRITT
4710 W. WOODWAY DRIVE
PEORIA IL  61615-2757                                                               1,825.61          17.30%

ARMADA INTERNATIONAL EQUITY I SHARES
KEY BANK NA TTEE
FBO FOUNDATION BALANCED FUND
PO BOX 94871
CLEVELAND OH  44101-4871                                                        3,168,587.30           9.62%

ARMADA INTERNATIONAL EQUITY I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        3,661,667.20          11.12%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA INTERNATIONAL EQUITY I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                       13,006,510.69          39.49%

ARMADA INTERNATIONAL EQUITY I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                       10,135,850.47          30.77%

ARMADA LARGE CAP CORE EQUITY FUND A SHARES
FIFTH THIRD BANK RPS
FBO RPS RETIREMENT ACCOUNTS
PO BOX 630074
CINCINNATI OH  45263-0074                                                         114,390.06          22.69%

ARMADA LARGE CAP CORE EQUITY FUND C SHARES
FIRST CLEARING CORPORATION
RICHARD A SPENGLER & KATHLEEN B SPENGLER
6622N MILL LN
PEORIA IL  61614-2524                                                               2,384.30           8.71%

ARMADA LARGE CAP CORE EQUITY FUND C SHARES
FIRST CLEARING CORPORATION
MENTOR CHIROPRACTIC CENTER INC DEFINED BENEFIT PENSION PLAN
753 NICKLAUS
MELBOURNE FL  32940-1793                                                            2,940.30          10.74%

ARMADA LARGE CAP CORE EQUITY FUND H SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF SUZANNE B GAYDA
11308 LOMA PL SW
TACOMA WA  98499-1266                                                               1,200.91           8.39%

ARMADA LARGE CAP CORE EQUITY FUND H SHARES
STATE STREET BANK & TRUST
CO CUST FOR THE IRA OF SHARYN UGAN
15102 ROSEMARY AVE
CLEVELAND OH  44111-2158                                                              762.92           5.33%

ARMADA LARGE CAP CORE EQUITY FUND H SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE ROLLOVER IRA OF JANET R MCKAY
15834 NE 91ST WAY
REDMOND WA  98052-7515                                                              1,656.72          11.58%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA LARGE CAP CORE EQUITY FUND H SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE ROLLOVER IRA OF DAVID J KOCHHEISER
8420 BERNICE DR
STRONGSVILLE OH  44149-1023                                                           859.01           6.00%

ARMADA LARGE CAP CORE EQUITY FUND H SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE ROLLOVER IRA OF SUSAN L DEAL
312 ALBA LN
LAKE MARY FL  32746-6349                                                              861.50           6.02%

ARMADA LARGE CAP CORE EQUITY FUND H SHARES
FIRST CLEARING CORPORATION
THE WATERBURY FAM REV TR U/T/A 11/11/99
550 VALKARIA RD SE
PALM BAY FL  32909-6113                                                             2,739.02          19.14%

ARMADA LARGE CAP CORE EQUITY FUND H SHARES
FIRST CLEARING CORPORATION
BETTE MAE PORRITT
4710 W. WOODWAY DRIVE
PEORIA IL  61615-2757                                                               2,123.37          14.84%

ARMADA LARGE CAP CORE EQUITY FUND H SHARES
FIRST CLEARING CORPORATION
ELIZABETH A EGAN (IRA R/O) FCC AS CUSTODIAN
103 WILDWOOD COURT
EAST PEORIA IL  61611-4726                                                          1,157.41           8.09%

ARMADA LARGE CAP CORE EQUITY FUND I SHARES
SHELDON & CO C/O NATIONAL CITY BANK TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                       12,320,610.49          72.45%

ARMADA LARGE CAP CORE EQUITY FUND I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        2,249,274.14          13.23%

ARMADA LARGE CAP CORE EQUITY FUND I SHARES
SHELDON & CO C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        1,879,451.54          11.05%

ARMADA LARGE CAP GROWTH FUND A SHARES
STATE STREET BANK & TRUST TTEE
FBO FIRST ENERGY CORP SAVINGS PLAN DTD 7/1/98
105 ROSEMONT AVE WES/IN
WESTWOOD MA  02090-2318                                                         6,676,698.83          83.63%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA LARGE CAP GROWTH FUND C SHARES
INDEPENDENCE TRUST COMPANY
PO BOX 682188
FRANKLIN TN  37068-2188                                                             3,528.69          10.07%

ARMADA LARGE CAP GROWTH FUND C SHARES
THE KAYO LUMBER CO. PSP JAMES E ELOFF
8640 TAMARACK
TEMPERANCE MI  48182-9257                                                           3,148.16           8.98%

ARMADA LARGE CAP GROWTH FUND C SHARES
FIRST CLEARING CORPORATION
ROBERT HENRY BAKER JR IRA FCC AS CUSTODIAN
530 ELWHA BLUFFS RD
PORT ANGELES WA  98363-9586                                                         2,794.56           7.97%

ARMADA LARGE CAP GROWTH FUND C SHARES
FIRST CLEARING CORPORATION
CAROLYN A PAGEL IRA FCC AS CUSTODIAN
1421 CORDOVA AVE
LAKEWOOD OH  44107-3601                                                             3,029.25           8.64%

ARMADA LARGE CAP GROWTH FUND H SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF MAUREEN HUZINEC
4118 MAXWELL AVE
ERIE PA  16504-2534                                                                   306.40           7.21%

ARMADA LARGE CAP GROWTH FUND H SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF RANDALL A REINBOLD
285 N MOUNT ST
INDIANAPOLIS IN  46222-4155                                                           287.90           6.78%

ARMADA LARGE CAP GROWTH FUND H SHARES
FIRST CLEARING CORPORATION
STEVEN R SEPE SR (IRA) FCC AS CUSTODIAN
124 RICK COURT
OSWEGO IL  60543-9113                                                               1,339.29          31.52%

ARMADA LARGE CAP GROWTH FUND H SHARES
FIRST CLEARING CORPORATION
NORTHERN RCR & RCR SERVICES DFND BNFT PLN U/A DTD 06-29-99
ATTN: JAN CHRIST
1451 E 33RD STREET
CLEVELAND, OH 44114-4032                                                            1,980.71          46.62%

ARMADA LARGE CAP GROWTH FUND I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                        1,577,697.28           5.02%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA LARGE CAP GROWTH FUND I SHARES
WHITELAW & CO FBO SIP PLANS
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                        9,580,655.36          30.48%

ARMADA LARGE CAP GROWTH FUND I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        4,089,977.52          13.01%

ARMADA LARGE CAP GROWTH FUND I SHARES
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                        5,408,390.67          17.21%

ARMADA LARGE CAP GROWTH FUND I SHARES
SHELDON & CO. (CASH/REINV) C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        9,733,157.42          30.96%

ARMADA LARGE CAP ULTRA FUND C SHARES
ELK COUNTY TOOL & DIE INC
JOSEPH P BEICHNER
101 S. BROAD ST.
EMPORIUM PA  15834-1310                                                             1,960.55           5.08%

ARMADA LARGE CAP ULTRA FUND C SHARES
ELK COUNTY TOOL & DIE INC
DAVID J GLEIXNER
121 TIMBERLINE RD.
ST MARYS PA  15857-3345                                                             2,235.58           5.79%

ARMADA LARGE CAP ULTRA FUND C SHARES
BURKE BROTHERS, INC. 401K
JAMES P BURKE
1793 MT. ZION ROAD
WEEDVILLE PA  15868                                                                10,761.98          27.86%

ARMADA LARGE CAP ULTRA FUND C SHARES
FIRST CLEARING CORPORATION
THEODORE BOLTON (DECEDENT IRA) GARY BOLTON (BENEFICIARY)
2032 FITZWATER
PHILADELPHIA PA  19146-1333                                                         2,092.05           5.42%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA LARGE CAP ULTRA FUND H SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE ROLLOVER IRA OF SUSAN L DEAL
312 ALBA LN
LAKE MARY FL  32746-6349                                                              817.88          33.96%

ARMADA LARGE CAP ULTRA FUND H SHARES
STATE STREET BANK & TRUST CO
CUST ROTH CONTRIBUTION IRA KAREN SUE FINLEY
711 HARRISON SE
ANDERSON IN  46012-3754                                                               157.73           6.55%

ARMADA LARGE CAP ULTRA FUND H SHARES
FIRST CLEARING CORPORATION
LINDA L MELLOTT (IRA) FCC AS CUSTODIAN
351 WOODVIEW DR
JEFFERSONVLLE OH  43128-1113                                                          974.30          40.46%

ARMADA LARGE CAP ULTRA FUND H SHARES
FIRST CLEARING CORPORATION
CHARLES F DREW (IRA) FCC AS CUSTODIAN
6175 20 W ST
ROCKFORD IL  61109-4403                                                               341.53          14.18%

ARMADA LARGE CAP ULTRA FUND I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                          488,269.87           5.87%

ARMADA LARGE CAP ULTRA FUND I SHARES
WHITELAW & CO FBO SIP PLANS
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                          892,557.35          10.74%

ARMADA LARGE CAP ULTRA FUND I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        2,086,717.73          25.11%

ARMADA LARGE CAP ULTRA FUND I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        1,388,847.36          16.71%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA LARGE CAP ULTRA FUND I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        2,522,189.08          30.35%

ARMADA LARGE CAP ULTRA FUND I SHARES
SEI TRUST COMPANY
ATTN MUTUAL FUND ADMINISTRATOR
ONE FREEDOM VALLEY DRIVE
OAKS PA  19456                                                                    903,152.85          10.87%

ARMADA LARGE CAP VALUE FUND C SHARES
FIRST CLEARING CORPORATION
ANTHONY R MOHORCIC DECEDENT IRA ROLLOVER FCC AS
CUSTODIAN DTD 3/17/97
8595 PARK RIDGE LN
MACEDONIA, OH 44056-1684                                                            2,951.78          14.48%

ARMADA LARGE CAP VALUE FUND C SHARES
FIRST CLEARING CORPORATION
HAROLD E CRUMLEY IRA R/O FCC AS CUSTODIAN
22089 SPRING CREEK RD
EAST PEORIA IL  61611-1391                                                          1,143.73           5.61%

ARMADA LARGE CAP VALUE FUND C SHARES
FIRST CLEARING CORPORATION
ROSELLA M FISHER (IRA) FCC AS CUSTODIAN
4874 S WASHINGTON
NORTH EAST PA  16428-5014                                                           1,089.47           5.34%

ARMADA LARGE CAP VALUE FUND C SHARES
FIRST CLEARING CORPORATION
NORTH RIVER DEVELOPMENT CORP.
725 LAGRANGE ST.
TOLEDO OH  43604-1673                                                               1,611.93           7.91%

ARMADA LARGE CAP VALUE FUND C SHARES
FIRST CLEARING CORPORATION
ROBERT W WARLAND BEVERLY B WARLAND
1403 14TH AVE N
FORT DODGE IA  50501-7625                                                           1,239.97           6.08%

ARMADA LARGE CAP VALUE FUND H SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE ROLLOVER IRA OF SUSAN L DEAL
312 ALBA LN
LAKE MARY FL  32746-6349                                                              642.74           7.88%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA LARGE CAP VALUE FUND H SHARES
FIRST CLEARING CORPORATION
NORTHERN RCR & RCR SERVICES DFND BNFT PLN U/A DTD 06-29-99
ATTN: JAN CHRIST
1451 E 33RD STREET
CLEVELAND, OH 44114-4032                                                            3,369.04          41.30%

ARMADA LARGE CAP VALUE FUND H SHARES
FIRST CLEARING CORPORATION
CHARLES F DREW (IRA) FCC AS CUSTODIAN
6175 20 W ST
ROCKFORD IL  61109-4403                                                             1,120.24          13.73%

ARMADA LARGE CAP VALUE FUND H SHARES
FIRST CLEARING CORPORATION
MARY ANN ALLEN (IRA) FCC AS CUSTODIAN
5739 HAVERHILL DR
LANSING MI  48911-4807                                                              1,924.97          23.60%

ARMADA LARGE CAP VALUE FUND I SHARES
WHITELAW & CO FBO SIP PLANS ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                        3,134,524.90           9.25%

ARMADA LARGE CAP VALUE FUND I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        3,322,530.72           9.81%

ARMADA LARGE CAP VALUE FUND I SHARES
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                       11,029,221.96          32.56%

ARMADA LARGE CAP VALUE FUND I SHARES
SHELDON & CO. (CASH/REINV) C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777 CLEVELAND OH  44101-4777                                          14,241,865.66          42.04%

ARMADA LIMITED MATURITY BOND A SHARES
FIRST CLEARING CORPORATION
STEEL CITY CORPORATION
PO BOX 1227
YOUNGSTOWN OH  44501-1227                                                          48,732.94           6.06%

ARMADA LIMITED MATURITY BOND C SHARES
FIRST CLEARING CORPORATION
FARRELL HENDERSON AND PATRICIA HENDERSON
4841 N GUILFORD AVE
INDIANAPOLIS IN  46205-1957                                                         7,836.18           6.03%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA LIMITED MATURITY BOND C SHARES
FIRST CLEARING CORPORATION
LYNN T ELLIOTT (IRA ROLLOVER) FCC AS CUSTODIAN
9724 E SHORE DRIVE
PORTAGE MI  49002-7482                                                              6,657.30           5.13%

ARMADA LIMITED MATURITY BOND C SHARES
FIRST CLEARING CORPORATION
ALI GHARIB FAMILY TRUST HOMA GHARIB TTEE
10516 MITCHELLS MILL ROAD
CHARDON OH  44024-8615                                                             11,568.00           8.91%

ARMADA LIMITED MATURITY BOND C SHARES
FIRST CLEARING, LLC
PETER C HAWK TTEE OF THE
10565 COUNTRY CLUB DRIVE
RICHLAND MI  49083-9588                                                            16,931.95          13.04%

ARMADA LIMITED MATURITY BOND C SHARES
FIRST CLEARING, LLC
MARY SUSAN FOX & J WARREN FOX
1700 BRONSON WAY, APT 226
KALAMAZOO MI  49009-1085                                                           11,138.77           8.58%

ARMADA LIMITED MATURITY BOND C SHARES
FIRST CLEARING CORPORATION
C RICHARD COULSON IRA FCC AS CUSTODIAN
5056 NICKELSON
PROSPECT OH  43342-9794                                                            18,004.93          13.86%

ARMADA LIMITED MATURITY BOND H SHARES
FIRST CLEARING CORPORATION
JOSEPH J TIZIANI IRA #2 FCC AS CUSTODIAN
P.O. BOX 4223
HORSESHOE BAY TX  78657-4223                                                        7,156.29           6.68%

ARMADA LIMITED MATURITY BOND H SHARES
FIRST CLEARING CORPORATION
JOSEPH J TIZIANI IRA R/O FCC AS CUSTODIAN
P.O. BOX 4223
HORSESHOE BAY TX  78657-4223                                                        7,487.26           6.99%

ARMADA LIMITED MATURITY BOND H SHARES
FIRST CLEARING CORPORATION
NORTHERN RCR & RCR SERVICES DFND BNFT PLN U/A DTD 06-29-99
ATTN: JAN CHRIST
1451 E 33RD STREET
CLEVELAND, OH 44114-4032                                                            8,053.40           7.52%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA LIMITED MATURITY BOND I SHARES
SHELDON & CO. (REINV) FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL
PO BOX 94777
CLEVELAND OH  44101-4984                                                        7,505,011.38          22.37%

ARMADA LIMITED MATURITY BOND I SHARES
SHELDON & CO FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL
PO BOX 94984
CLEVELAND OH  44101-4984                                                       14,781,901.57          44.07%

ARMADA LIMITED MATURITY BOND I SHARES
SHELDON & CO TTEE FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL
PO BOX 94777
CLEVELAND OH  44101-4777                                                        9,087,304.83          27.09%

ARMADA MICHIGAN MUNI BOND A SHARES
MCDONALD INVESTMENTS INC
4900 TIEDEMAN ROAD
BROOKLYN OH  44144-2338                                                           181,105.95          14.88%

ARMADA MICHIGAN MUNI BOND B SHARES
FIRST CLEARING CORPORATION
EMILY T WHEELER TTEE EMILY T WHEELER TRUST AMA II ACCOUNT
1632 TAWAS BEACH ROAD
EAST TAWAS, MI 48730-9330                                                           9,464.38           6.03%

ARMADA MICHIGAN MUNI BOND B SHARES
FIRST CLEARING CORPORATION
MARYLEE A ROVEN & SHERYL C ROVEN
4600 ALLEN RD. #903
ALLEN PARK MI  48101-2772                                                           9,187.95           5.86%

ARMADA MICHIGAN MUNI BOND B SHARES
FIRST CLEARING CORPORATION
MARION E BELLONI
510 E BLOOMFIELD AVE
ROYAL OAK MI  48073-3562                                                           17,057.34          10.88%

ARMADA MICHIGAN MUNI BOND B SHARES
FIRST CLEARING CORPORATION
TIMOTHY P. HIGGINS KATHLEEN M. HIGGINS
17518 OAK HILL DR
NORTHVILLE MI  48167-4363                                                          24,511.47          15.63%

ARMADA MICHIGAN MUNI BOND B SHARES
FIRST CLEARING, LLC
PHILLIP PSUTY REV TRUST PHILLIP PSUTY TTEE
1911 S LAKE LEELANAU DR
LAKE LEELANAU MI  49653-9460                                                       10,742.06           6.85%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA MICHIGAN MUNI BOND B SHARES
FIRST CLEARING CORPORATION
JOHN D WHEELER TTEE JOHN D WHEELER TRUST
1632 TAWAS BEACH ROAD
EAST TAWAS MI  48730-9330                                                           9,443.60           6.02%

ARMADA MICHIGAN MUNI BOND B SHARES
FIRST CLEARING CORPORATION
ERICH K GAERTNER AND BARBARA J GAERTNER
607 SIDNEY
BAY CITY MI  48706-3868                                                             9,020.26           5.75%

ARMADA MICHIGAN MUNI BOND B SHARES
FIRST CLEARING CORPORATION
RICHARD T. BAILEY & SHIRELY A. BAILEY REV TR U/A DTD 2-18-03
608 N. CONNECTICUT
ROYAL OAK MI  48067-2036                                                           16,018.99          10.21%

ARMADA MICHIGAN MUNI BOND C SHARES
FIRST CLEARING CORPORATION
VETURIA HOTEA TOD, RICHARD M HOTEA
31080 SIBLEY
ROMULUS MI  48174-9233                                                                895.82           9.35%

ARMADA MICHIGAN MUNI BOND C SHARES
FIRST CLEARING CORPORATION
EUGENE H. TOWNER MARITAL TRUST
1023 AVON ROAD
ANN ARBOR MI  48104-2741                                                            3,627.88          37.88%

ARMADA MICHIGAN MUNI BOND C SHARES
FIRST CLEARING CORPORATION
RAIMONDS T ZIEMELIS RAIMONDS T ZIEMELIS
1222 E GILES
MUSKEGON MI  49445-2630                                                             2,152.80          22.48%

ARMADA MICHIGAN MUNI BOND C SHARES
FIRST CLEARING, LLC
HENDERSON FAMILY TRUST MORRIS HENDERSON TRUSTEE
45360 M 51 HWY W
DECATUR MI  49045-9038                                                              2,900.71          30.29%

ARMADA MICHIGAN MUNI BOND H SHARES
BOSTON FINANCIAL DATA SERVICES CORP ACTION AUDIT
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144                                                                 2.24          33.32%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA MICHIGAN MUNI BOND H SHARES
BOSTON FINANCIAL DATA SERVICES CORP ACTION AUDIT
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144                                                                 2.24          33.34%

ARMADA MICHIGAN MUNI BOND H SHARES
BOSTON FINANCIAL DATA SERVICES CORP
2 HERITAGE DR  3RD FL
N QUINCY MA  02171-2144                                                                 2.24          33.34%

ARMADA MICHIGAN MUNI BOND I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        1,839,572.07          14.37%

ARMADA MICHIGAN MUNI BOND I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                       10,363,995.69          80.94%

ARMADA MID CAP GROWTH C SHARES
ELK COUNTY TOOL & DIE INC
MARK J SICHERI
115 NOVA COURT
ST MARYS PA  15857-3063                                                             3,230.30           6.42%

ARMADA MID CAP GROWTH C SHARES
ELK COUNTY TOOL & DIE INC
ROGER B SHIELDS
112 GLASS RD.
ST MARYS PA  15857-2720                                                             3,026.99           6.01%

ARMADA MID CAP GROWTH C SHARES
ELK COUNTY TOOL & DIE INC
DAVID J GLEIXNER
121 TIMBERLINE RD.
ST MARYS PA  15857-3345                                                             2,641.96           5.25%

ARMADA MID CAP GROWTH C SHARES
BURKE BROTHERS, INC. 401K
JAMES P BURKE
1793 MT. ZION ROAD
WEEDVILLE PA  15868                                                                 9,459.88          18.79%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA MID CAP GROWTH C SHARES
FIRST CLEARING CORPORATION
PATRICIA L ARONE IRA FCC AS CUSTODIAN
3009 E BROADWAY
LOGANSPORT IN  46947-2103                                                           2,599.65           5.16%

ARMADA MID CAP GROWTH H SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE ROLLOVER IRA OF DAVID J KOCHHEISER
8420 BERNICE DR
STRONGSVILLE OH  44149-1023                                                         1,828.15          25.46%

ARMADA MID CAP GROWTH H SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE ROLLOVER IRA OF SUSAN L DEAL
312 ALBA LN
LAKE MARY FL  32746-6349                                                            1,758.71          24.49%

ARMADA MID CAP GROWTH H SHARES
FIRST CLEARING CORPORATION
BETTE MAE PORRITT
4710 W. WOODWAY DRIVE
PEORIA IL  61615-2757                                                               2,543.64          35.42%

ARMADA MID CAP GROWTH H SHARES
FIRST CLEARING CORPORATION
CHARLES F DREW (IRA) FCC AS CUSTODIAN
6175 20 W ST
ROCKFORD IL  61109-4403                                                             1,036.87          14.44%

ARMADA MID CAP GROWTH I SHARES
NATIONAL CITY BANK ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                        5,989,182.91          48.98%

ARMADA MID CAP GROWTH I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        1,088,089.65           8.90%

ARMADA MID CAP GROWTH I SHARES
SHELDON & CO TTEE C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        3,546,099.14          29.00%

ARMADA MID CAP GROWTH I SHARES
SHELDON & CO C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        1,559,755.68          12.76%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA MONEY MARKET FUND A SHARES
NATIONAL CITY MI/IL FBO CORPORATE SWEEP CUSTOMER CASH
MANAGEMENT OERATIONS
770 W BROAD STREET
COLUMBUS OH  43222-1419                                                       222,536,200.00          21.71%

ARMADA MONEY MARKET FUND A SHARES
PENNSYLVANIA FBO CORPORATE AUTOSWEEP CUSTOMERS
C/O NATIONAL CITY BANK OF PA
300 FOURTH STREET
PITTSBURGH PA  15222-2001                                                     225,403,000.00          21.99%

ARMADA MONEY MARKET FUND A SHARES
WHEAT FIRST SECURITIES
PO BOX 6629
GLEN ALLEN VA  23058-6629                                                     191,373,187.55          18.67%

ARMADA MONEY MARKET FUND A SHARES
NATIONAL CITY BANK FBO CORPORATE AUTOSWEEP
770 W BROAD ST
COLUMBUS OH  43222-1419                                                       241,225,677.39          23.53%

ARMADA MONEY MARKET FUND A SHARES
NATIONAL CITY BANK FBO PCG/RETAIL SWEEP CUSTOMER
770 W BROAD STREET
COLUMBUS OH  43222-1419                                                        57,070,521.80           5.57%

ARMADA MONEY MARKET FUND B SHARES
SHORE WEST CONSTRUCTION 401(K) PLAN
JUDITH E SANTORA
3930 WOODPARK DR
N OLMSTED OH  44070-1774                                                          115,524.41           7.17%

ARMADA MONEY MARKET FUND B SHARES
FIRST CLEARING CORPORATION
MILDRED E MAY MILDRED E MAY
6205 SIX MILE LANE
LOUISVILLE KY  40218-2348                                                          84,426.49           5.24%

ARMADA MONEY MARKET FUND B SHARES
PERSHING LLC
P.O. BOX 2052
JERSEY CITY NJ  07303-2052                                                        196,364.93          12.19%

ARMADA MONEY MARKET FUND C SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF MICHAEL J GARVIN
1 SPRING HILL CIR
SAUSALITO CA  94965-1776                                                           88,269.90           7.18%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA MONEY MARKET FUND C SHARES
STATE STREET BANK & TRUST CO
CUST FOR SEP IRA OF MICHAEL J GARVIN
1 SPRING HILL CIR
SAUSALITO CA  94965-1776                                                           83,510.18           6.79%

ARMADA MONEY MARKET FUND C SHARES
FIRST CLEARING CORPORATION
ALYSSA LEE TRUST SHARI L SIMON TTEE
102 W COLBY ST #LOFT
WHITEHALL MI  49461-1015                                                          203,670.31          16.57%

ARMADA MONEY MARKET FUND C SHARES
MULACH STEEL CORPORATION
RAYMOND HORSMON
564 BARTRAM RD
MOORESTOWN NJ  08057-1871                                                         256,052.07          20.83%

ARMADA MONEY MARKET FUND H SHARES
JUDITH A LUNDQUIST
424 BYRD ST
CENTRALIA WA  98531-5106                                                            6,000.00          11.70%

ARMADA MONEY MARKET FUND H SHARES
FIRST CLEARING CORPORATION
PAMELA K ZEMAN
31108 FALLCREEKWAY E DR
INDIANAPOLIS IN  46205                                                             36,395.20          70.94%

ARMADA MONEY MARKET FUND H SHARES
FIRST CLEARING CORPORATION
HELEN V DAVIS
952 N ROUTIERS AVE
INDIANAPOLIS IN  46219-5555                                                         8,586.41          16.74%

ARMADA MONEY MARKET FUND I SHARES
NATIONAL CITY BANK OPERATIONS CENTER
3RD FLOOR NORTH ANNEX
4100 W. 150TH STREET
CLEVELAND OH  44135-1389                                                    2,132,559,347.37          62.77%

ARMADA MONEY MARKET FUND I SHARES
NATIONAL CITY BANK TRUST OPERATIONS
OPERATIONS CENTER 3RD FLOOR NORTH ANNEX
4100 W. 150TH STREET
CLEVELAND OH  44135-1389                                                      656,261,572.81          19.32%

ARMADA NATIONAL TAX EXEMPT BOND H SHARES
FRANK J SHANNON III
10503 BRANDYWINE ROAD
CLINTON MD  20735-3856                                                                493.73           9.43%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA NATIONAL TAX EXEMPT BOND H SHARES
FIRST CLEARING, LLC
HAROLD J RAY JOSEPHINE H RAY
909 BOWDITCH AVENUE
AURORA IL  60506-5920                                                               4,732.58          90.43%

ARMADA NAT'L TAX EXEMPT BOND A SHARES
CAREN M PETERSON
1813 KINGS HWY
ROCKFORD IL  61107-1354                                                            31,347.97           8.09%

ARMADA NAT'L TAX EXEMPT BOND A SHARES
FIRST CLEARING CORP
ARMOUR SCHRECK
34968 N HELEN CT
INGLESIDE IL  60041-9410                                                           24,674.55           6.37%

ARMADA NAT'L TAX EXEMPT BOND B SHARES
FIRST CLEARING CORPORATION
EMILY T WHEELER TTEE EMILY T WHEELER TRUST AMA II ACCOUNT
1632 TAWAS BEACH ROAD
EAST TAWAS MI 48730-9330                                                            9,861.93          12.21%

ARMADA NAT'L TAX EXEMPT BOND B SHARES
FIRST CLEARING CORPORATION
JAMES E CHENAULT & JUDITH E CHENAULT
8609 COOL BROOK CT
LOUISVILLE KY  40291-1501                                                           5,123.17           6.34%

ARMADA NAT'L TAX EXEMPT BOND B SHARES
FIRST CLEARING CORPORATION
THEODORE R MCDONALD & ROSE ANN MCDONALD
7712 ST BERNARD CT
LOUISVILLE KY  40291-2462                                                           5,742.67           7.11%

ARMADA NAT'L TAX EXEMPT BOND B SHARES
LPL FINANCIAL SERVICES
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA  92121-1968                                                            6,491.21           8.04%

ARMADA NAT'L TAX EXEMPT BOND B SHARES
RAYMOND JAMES & ASSOC INC
FBO HAWKINS,C TRUST
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100                                                       13,420.26          16.62%

ARMADA NAT'L TAX EXEMPT BOND B SHARES
FIRST CLEARING CORPORATION
JOHN D WHEELER TTEE JOHN D WHEELER TRUST
1632 TAWAS BEACH ROAD
EAST TAWAS MI  48730-9330                                                           9,861.93          12.21%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA NAT'L TAX EXEMPT BOND B SHARES
FIRST CLEARING CORPORATION
SHARON S YATES
249 LEGENDS CREEK PL  102
INDIANAPOLIS IN  46229-6040                                                         4,728.71           5.86%

ARMADA NAT'L TAX EXEMPT BOND B SHARES
PERSHING LLC
P.O. BOX 2052
JERSEY CITY NJ  07303-2052                                                          5,826.82           7.21%

ARMADA NAT'L TAX EXEMPT BOND C SHARES
ROBERTO E DENIS HEIDI M DENIS JT TEN
514 N SUMMERLIN AVE
ORLANDO FL  32803-5312                                                                469.41           5.39%

ARMADA NAT'L TAX EXEMPT BOND C SHARES
FIRST CLEARING CORPORATION
RUKHSANA RAHMAN
2408 BURNING TREE CT
JEFFERSONVILLE IN  47130-6742                                                       6,220.30          71.41%

ARMADA NAT'L TAX EXEMPT BOND C SHARES
FIRST CLEARING CORPORATION
PATRICIA ANN GALLIHER
311 BELLEFONTE PRINCESS RD
ASHLAND KY  41101-7115                                                              1,871.26          21.48%

ARMADA NAT'L TAX EXEMPT BOND I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                       10,861,525.14          64.25%

ARMADA NAT'L TAX EXEMPT BOND I SHARES
SHELDON & CO C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        5,314,563.49          31.44%

ARMADA OHIO MUNI MONEY MARKET A SHARES
NATIONAL CITY BANK OHIO FBO AMA SWEEP CUSTOMERS
770 W BROAD STREET
COLUMBUS OH  43222-1419                                                         6,705,629.94          13.68%

ARMADA OHIO MUNI MONEY MARKET A SHARES
NATIONAL CITY BANK FBO PCG/RETAIL SWEEP CUSTOMER
770 W BROAD STREET
COLUMBUS OH  43222-1419                                                        39,505,827.50          80.57%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA OHIO MUNI MONEY MARKET I SHARES
NATIONAL CITY BANK OPERATIONS CENTER
3RD FLOOR NORTH ANNEX
4100 W 150TH ST
CLEVELAND OH  44135-1389                                                      187,529,359.94          83.78%

ARMADA OHIO MUNI MONEY MARKET I SHARES
NATCITY INVESTMENTS, INC
ATTN LISA SMITH OPERATIONS DEPT
629 EUCLID AVE 13TH FL
CLEVELAND OH  44114-3007                                                       28,971,530.22          12.94%

ARMADA OHIO TAX EXEMPT BOND A SHARES
FIRST CLEARING CORPORATION
HARRY E FIGGIE JR TRUST HARRY E FIGGIE JR TTEE
37001 SHAKER BLVD
CHAGRIN FALLS OH  44022-6643                                                      213,967.49          16.29%

ARMADA OHIO TAX EXEMPT BOND A SHARES
FIRST CLEARING CORPORATION
NANCY F FIGGIE TRUST NANCY F FIGGIE TTEE
37001 SHAKER BLVD
CHAGRIN FALLS OH  44022-6643                                                       72,317.52           5.50%

ARMADA OHIO TAX EXEMPT BOND A SHARES
FIRST CLEARING CORPORATION
BARBARA M JACOBS
31100 HUNTINGTON WOODS PKWY
BAY VILLAGE OH  44140-1033                                                         97,888.76           7.45%

ARMADA OHIO TAX EXEMPT BOND A SHARES
FIRST CLEARING CORPORATION
FRANK LEONETTI JR TRUST ALBERT LEONETTI TTEE
17434 LAKESEDGE TRL
CHAGRIN FALLS OH  44023-2114                                                       65,789.58           5.01%

ARMADA OHIO TAX EXEMPT BOND A SHARES
FIRST CLEARING CORPORATION
ROBERT N ECKLEY ELEANOR M ECKLEY
5143 SHORELINE WAY
VERMILION OH  44089-1448                                                           97,169.44           7.40%

ARMADA OHIO TAX EXEMPT BOND B SHARES
FIRST CLEARING CORPORATION
SAMUEL J PUCCINELLI JR TRUST
SAMUEL J PUCCINELLI JR TRUSTEE
18099 LORAIN AVE STE 550
CLEVELAND OH  44111-5610                                                            4,770.48           7.33%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA OHIO TAX EXEMPT BOND B SHARES
FIRST CLEARING CORPORATION
ROBERT L FINE
1328 LAKE SHORE DR APT C
COLUMBUS OH  43204-4827                                                             5,959.05           9.16%

ARMADA OHIO TAX EXEMPT BOND B SHARES
FIRST CLEARING CORPORATION
AINA L SCHUSTER
9145 COLUMBIA RD
OLMSTED FALLS OH  44138-2426                                                        4,777.16           7.34%

ARMADA OHIO TAX EXEMPT BOND B SHARES
FIRST CLEARING CORPORATION
EDWARD J HOJDAR AND GERI HOJDAR
567 SHAWNEE LA
BEDFORD OH  44146-3459                                                              6,682.97          10.27%

ARMADA OHIO TAX EXEMPT BOND B SHARES
FIRST CLEARING CORPORATION
THE LUCILLE C HALL REV TRUST DTD 12/4/02
2407 CALL RD
STOW OH  44224-1503                                                                 3,575.98           5.50%

ARMADA OHIO TAX EXEMPT BOND B SHARES
FIRST CLEARING CORPORATION
ROGER F KELLER JR AND ARLINE S KELLER REV LIV TRUST DTD
323 HARCOURT DR
AKRON OH  44313-6512                                                                4,385.44           6.74%

ARMADA OHIO TAX EXEMPT BOND B SHARES
FIRST CLEARING CORPORATION
ALFREDO G CAUSA REV LVG TRUST ALFREDO G CAUSA TTEE
1255 ASHFORD LN
AKRON OH  44313-6870                                                                3,894.47           5.99%

ARMADA OHIO TAX EXEMPT BOND B SHARES
LPL FINANCIAL SERVICES
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA  92121-1968                                                            3,626.47           5.57%

ARMADA OHIO TAX EXEMPT BOND B SHARES
FIRST CLEARING, LLC
LORICE M KASSOUF
367 TRILLIUM GLEN
AURORA OH  44202-7201                                                               4,252.58           6.54%

ARMADA OHIO TAX EXEMPT BOND C SHARES
FIRST CLEARING CORPORATION
LAWRENCE A RICE REV TRUST LAWRENCE A RICE TRUSTEE
480 PARKLAWN
ROCKY RIVER OH  44116-1151                                                          4,850.83           5.40%

ARMADA OHIO TAX EXEMPT BOND C SHARES
FIRST CLEARING CORPORATION
THOMAS R RICE REVOCABLE TRUST THOMAS R RICE TRUSTEE
31409 ST. ANDREWS
WESTLAKE OH  44145-5056                                                             4,850.83           5.40%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA OHIO TAX EXEMPT BOND C SHARES
FIRST CLEARING CORPORATION
ANNA M GASCOIGNE NIXON
284 SOUTH OVAL DRIVE
CHARDON OH  44024-1462                                                              9,006.52          10.03%

ARMADA OHIO TAX EXEMPT BOND C SHARES
FIRST CLEARING CORPORATION
DOROTHY L ACKERS
6700 CINCINNATI/ZANESVILLE RD
RUSHVILLE OH  43150-9641                                                            9,332.63          10.39%

ARMADA OHIO TAX EXEMPT BOND C SHARES
FIRST CLEARING CORPORATION
JAMES LEVIN AND JILL LEVIN
3099 VINE COURT
CLEVELAND OH  44113-2948                                                            7,847.56           8.74%

ARMADA OHIO TAX EXEMPT BOND C SHARES
FIRST CLEARING CORPORATION
HARRY FRONISTA
8969 ADAMS RD
HUBER HEIGHTS OH  45424-4037                                                        7,698.02           8.57%

ARMADA OHIO TAX EXEMPT BOND C SHARES
FIRST CLEARING CORPORATION
SYLVIA A. FRONISTA
8969 ADAMS RD
HUBER HEIGHTS OH  45424-4037                                                        7,698.02           8.57%

ARMADA OHIO TAX EXEMPT BOND C SHARES
FIRST CLEARING CORPORATION
J DAVID STEIN
130 S JOHANNA DR
CENTERVILLE OH  45458-2462                                                          4,560.65           5.08%

ARMADA OHIO TAX EXEMPT BOND C SHARES
FIRST CLEARING CORPORATION
EDWARD W MATTHEWS AND JOYCE E MATTHEWS
5030 SHARON HILL DR
COLUMBUS OH  43235-3431                                                             4,550.29           5.07%

ARMADA OHIO TAX EXEMPT BOND H SHARES
FIRST CLEARING CORPORATION
RUSSELL W BROOKS AND LAVERNE M BROOKS JTWROS
6335 WALDORF PLACE
INDEPENDENCE OH  44131-3342                                                         2,824.07          22.29%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA OHIO TAX EXEMPT BOND H SHARES
FIRST CLEARING CORPORATION
VIRGILENE K ROLLINGS
5790 DENLINGER RD APT 4104
DAYTON OH  45426-1838                                                               7,894.74          62.31%

ARMADA OHIO TAX EXEMPT BOND H SHARES
FIRST CLEARING CORPORATION
JOHN R SHELLENBERGER AND KAREN K SHELLENBERGER
154 WILLIAMSBURG DR
AVON LAKE OH  44012-1860                                                            1,666.35          13.15%

ARMADA OHIO TAX EXEMPT BOND I SHARES
SHELDON & CO FUTURE QUEST-
C/O NATIONAL CITY BANK ATTN TRUST MUTUAL
PO BOX 94984
CLEVELAND OH  44101-4984                                                       11,728,655.85          79.65%

ARMADA OHIO TAX EXEMPT BOND I SHARES
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        2,035,567.09          13.82%

ARMADA PA MUNICIPAL BOND FUND A SHARES
FIRST CLEARING CORPORATION
SARA ZIMMER
6315 WALDRON ST
PITTSBURGH PA  15217-2518                                                          10,262.75           8.62%

ARMADA PA MUNICIPAL BOND FUND A SHARES
NFSC
TIMOTHY R BURNS
250 GATESHEAD DRIVE
MC MURRAY PA  15317-3104                                                           10,727.70           9.01%

ARMADA PA MUNICIPAL BOND FUND A SHARES
FIRST CLEARING CORPORATION
HELGA A. SUHR
750 CHARTER DR #E-11
LONGS SC  29568-5857                                                                8,587.15           7.21%

ARMADA PA MUNICIPAL BOND FUND A SHARES
FIRST CLEARING CORPORATION
JAMES L AIELLO AND CRYSTEL GABRICH
141 CIRCLE DR
PITTSBURGH PA  15228-2120                                                           9,203.31           7.73%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA PA MUNICIPAL BOND FUND A SHARES
FIRST CLEARING CORPORATION
ELVA A LONGWELL &
437 MORTON STREET
SHARON PA  16146-2419                                                              16,603.67          13.95%

ARMADA PA MUNICIPAL BOND FUND A SHARES
FIRST CLEARING CORPORATION
JOAN A WICKERHAM ALAN C WICKERHAM JTTEN
462 S 7TH STREET
SHARPSVILLE, PA 16150-1814                                                          9,469.70           7.96%

ARMADA PA MUNICIPAL BOND FUND A SHARES
FIRST CLEARING CORPORATION
CAROL HOFFMAN
65 EATON SQUARE FLAT F
LONDON SW1W 9BQ                                                                     8,098.69           6.80%

ARMADA PA MUNICIPAL BOND FUND C SHARES
FIRST CLEARING CORPORATION
LEROY A WHEELER JUNE L JONES
23164 N TOWNLINE
CONNEAUTVILLE PA  16406-5548                                                       10,160.59          11.92%

ARMADA PA MUNICIPAL BOND FUND C SHARES
FIRST CLEARING CORPORATION
MARTHA BAIRD
10 STONEY BROOK BLVD
GREENVILLE PA  16125-7804                                                          26,082.25          30.60%

ARMADA PA MUNICIPAL BOND FUND C SHARES
FIRST CLEARING CORPORATION
PAUL CRISSMAN JANE CRISSMAN
2375 SPENCER RD
HERMITAGE PA  16148-7107                                                           18,689.45          21.93%

ARMADA PA MUNICIPAL BOND FUND C SHARES
FIRST CLEARING CORPORATION
LARRY G DUNCAN GUARD MARILYN E WHITMER GUARD
8591 PETERS RD
CRANBERRY TWP PA  16066-3817                                                        4,503.80           5.28%

ARMADA PA MUNICIPAL BOND FUND C SHARES
FIRST CLEARING CORPORATION
LARRY G DUNCAN CO-GUARD
8591 PETERS RD
CRANBERRY TWP PA  16066-3817                                                        5,342.64           6.27%

ARMADA PA MUNICIPAL BOND FUND C SHARES
FIRST CLEARING CORPORATION
ASHRAF RAZZAK OLIVIA RAZZAK
3538 TIMBER LN
HERMITAGE PA  16148-6024                                                            5,646.75           6.63%

ARMADA PA MUNICIPAL BOND FUND C SHARES
FIRST CLEARING CORPORATION
CHARLES F GROVER
110 MEHARD AVE
GREENVILLE PA  16125-9731                                                           7,191.42           8.44%


FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA PA MUNICIPAL BOND FUND H SHARES
FIRST CLEARING, LLC
DAVID M SHAPIRO & LOIS F SHAPIRO
5841 MORROWFIELD AVE
PITTSBURGH PA  15217-2770                                                           1,846.22          99.62%

ARMADA PA MUNICIPAL BOND FUND I SHARES
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                        4,589,999.11          89.92%

ARMADA PA MUNICIPAL BOND FUND I SHARES
SHELDON & CO. (CASH/REINV) C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                          388,282.23           7.61%

ARMADA PA TAX EXMPT MONEY MKT A SHARES
PENNSYLVANIA FBO CORPORATE AUTOSWEEP CUSTOMERS
C/O NATIONAL CITY BANK OF PA
300 FOURTH STREET  2-191
PITTSBURGH PA  15222-2001                                                      77,248,000.00          77.01%

ARMADA PA TAX EXMPT MONEY MKT A SHARES
PENNSYLVANIA NATIONAL CITY BANK OF PENNSYLVANIA
FBO PCG/RETAIL SWEEP CUSTOMERS CASH MANAGEMENT OPERATIONS
770 W BROAD ST.
COLUMBUS OH  43222-1419                                                        18,464,606.94          18.41%

ARMADA PA TAX EXMPT MONEY MKT I SHARES
NATIONAL CITY BANK TRUST OPERATIONS
OPERATIONS CENTER 3RD FLOOR  NORTH ANNEX
4100 W. 150 TH STREET
CLEVELAND OH  44135-1389                                                       99,720,128.54          95.09%

ARMADA S&P 500 INDEX FUND A SHARES
FIFTH THIRD BANK RPS FBO RPS RETIREMENT ACCOUNTS
PO BOX 630074
CINCINNATI OH  45263-0074                                                         148,031.25           9.86%

FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA S&P 500 INDEX FUND C SHARES
FIRST CLEARING CORPORATION
LYMAN F NARTEN IRA R/O FCC AS CUSTODIAN
15155 HERITAGE LN
CHAGRIN FALLS OH  44022-2674                                                        8,055.48           6.39%

ARMADA S&P 500 INDEX FUND C SHARES
FIRST CLEARING CORPORATION
INDUSTRIAL POWER SYSTEMS, INC. ATTN: ANGELA KAMINKI
410 RYDER ROAD
TOLEDO OH  43607-3106                                                               9,693.63           7.69%

ARMADA S&P 500 INDEX FUND H SHARES
FIRST CLEARING CORPORATION
BEVERLY J MOERDYK SUCCESSOR TTEE REV LIV TRT AGRMT OF
9459 ORANGEVIEW DRIVE
PORTAGE MI  49024-6814                                                              1,194.24           7.69%

ARMADA S&P 500 INDEX FUND H SHARES
FIRST CLEARING CORPORATION
PAMELA K ZEMAN AND JOHN BLADES
3110 B FALL CREEKWAY
INDIANAPOLIS IN  46205                                                              2,406.19          15.49%

ARMADA S&P 500 INDEX FUND H SHARES
FIRST CLEARING CORPORATION
DOROTHY J PIPE (IRA) FCC AS CUSTODIAN
8216 W VILLA LINDO
PEORIA AZ  85383-1010                                                                 838.60           5.40%

ARMADA S&P 500 INDEX FUND H SHARES
FIRST CLEARING CORPORATION
ANGELA A DUNHAM (IRA) FCC AS CUSTODIAN
2397 SE MONROE STREET
STUART FL  34997-5840                                                               1,344.38           8.66%

ARMADA S&P 500 INDEX FUND H SHARES
FIRST CLEARING, LLC
ROBERT S DEWEY IRA R/O FCC AS CUSTODIAN
480 STURGIS ROAD HOMESITE 205
PARCHMENT, MI 49004                                                                 1,263.28           8.13%

ARMADA S&P 500 INDEX FUND H SHARES
FIRST CLEARING, LLC
MR RONALD L GOODRICH IRA FCC AS CUSTODIAN
35 N SHORE DR
SOUTH HAVEN MI  49090-1164                                                          2,400.96          15.46%

ARMADA S&P 500 INDEX FUND H SHARES
FIRST CLEARING, LLC
BRIAN E LONGJOHN JUDY A LONGJOHN  JT TEN
83081 M-51 NORTH
DECATUR MI  49045-8101                                                                929.15           5.98%


FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA S&P 500 INDEX FUND H SHARES
FIRST CLEARING, LLC LOIS J HATTEN IRA FCC AS
CUSTODIAN
182 SOUTH 16TH ST
OTSEGO MI 49078-9638                                                                1,161.44           7.48%

ARMADA S&P 500 INDEX FUND I SHARES
NATIONAL CITY BANK ATTN TRUST MUTUAL FUNDS
PO BOX 94984 CLEVELAND OH  44101-4984                                          10,917,952.45          31.04%

ARMADA S&P 500 INDEX FUND I SHARES
WHITELAW & CO FBO SIP PLANS ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                        9,562,552.93          27.18%

ARMADA S&P 500 INDEX FUND I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        9,041,576.39          25.70%

ARMADA S&P 500 INDEX FUND I SHARES
SHELDON & CO TTEE C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        2,446,085.37           6.95%

ARMADA S&P 500 INDEX FUND I SHARES
SHELDON & CO. (CASH/REINV) C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        2,227,660.87           6.33%

ARMADA SMALL CAP GROWTH FUND C SHARES
MULACH STEEL CORPORATION
JUDITH E. THOMAS
742 CHESTNUT RD
SEWICKLEY PA  15143-1100                                                            3,517.13           5.34%

ARMADA SMALL CAP GROWTH FUND C SHARES
MULACH STEEL CORPORATION
STEVEN C. THOMAS
742 CHESTNUT RD
SEWICKLEY PA  15143-1100                                                            6,500.99           9.88%

ARMADA SMALL CAP GROWTH FUND C SHARES
FIRST CLEARING CORPORATION
JANE B WESSEL IRA FCC AS CUSTODIAN
21280 AVALON DR
ROCKY RIVER OH  44116-1122                                                          4,573.17           6.95%


FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA SMALL CAP GROWTH FUND C SHARES
FIRST CLEARING CORPORATION
HUBER HEIGHTS MEDICAL CENTER
6096 BRANDT PARKWAY
HUBER HEIGHTS OH  45424-4015                                                        3,791.47           5.76%

ARMADA SMALL CAP GROWTH FUND H SHARES
FIRST CLEARING CORPORATION
NORTHERN RCR & RCR SERVICES DFND BNFT PLN U/A DTD 06-29-99
ATTN: JAN CHRIST
1451 E 33RD STREET
CLEVELAND, OH 44114-4032                                                            4,860.04          82.14%

ARMADA SMALL CAP GROWTH FUND H SHARES
FIRST CLEARING CORPORATION
CHARLES F DREW (IRA) FCC AS CUSTODIAN
6175 20 W ST
ROCKFORD IL  61109-4403                                                               835.78          14.12%

ARMADA SMALL CAP GROWTH FUND I SHARES
NATIOANL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                        3,031,621.12          14.46%

ARMADA SMALL CAP GROWTH FUND I SHARES
KEY BANK NA TTEE FBO FOUNDATION BALANCED FUND
PO BOX 94871
CLEVELAND OH  44101-4871                                                        1,070,393.25           5.10%

ARMADA SMALL CAP GROWTH FUND I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        2,114,366.37          10.08%

ARMADA SMALL CAP GROWTH FUND I SHARES
SHELDON & CO TTEE C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                        6,566,864.88          31.32%

ARMADA SMALL CAP GROWTH FUND I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        7,748,874.92          36.95%

ARMADA SMALL CAP VALUE FUND A SHARES
NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH  43218-2029                                                         1,064,657.53          12.21%


FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA SMALL CAP VALUE FUND A SHARES
CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS SPECIAL CUSTODY ACCOUNT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122                                                      979,308.15          11.23%

ARMADA SMALL CAP VALUE FUND A SHARES
STATE STREET BANK & TRUST TTEE
FBO FIRST ENERGY SAVINGS PLAN
105 ROSEMONT AVE
WESTWOOD MA  02090-2318                                                         3,164,052.42          36.28%

ARMADA SMALL CAP VALUE FUND H SHARES
NFSC FEBO
MARLENE M CLARK
1536 KENSINGTON LANE
LANCASTER OH  43130-8749                                                            2,813.41           5.03%

ARMADA SMALL CAP VALUE FUND I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                        3,223,308.89           8.06%

ARMADA SMALL CAP VALUE FUND I SHARES
WHITELAW & CO FBO SIP PLANS
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                        5,440,338.88          13.60%

ARMADA SMALL CAP VALUE FUND I SHARES
CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS SPECIAL CUSTODY ACCOUNT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122                                                    4,514,241.44          11.28%

ARMADA SMALL CAP VALUE FUND I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        5,124,683.40          12.81%

ARMADA SMALL CAP VALUE FUND I SHARES
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                        9,495,595.31          23.73%


FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA SMALL CAP VALUE FUND I SHARES
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        8,825,612.60          22.06%

ARMADA SMALL/MID CAP VALUE FUND A SHARES
NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH  43218-2029                                                            11,986.46           5.04%

ARMADA SMALL/MID CAP VALUE FUND A SHARES
FIRST CLEARING CORPORATION
MILDRED HECK TTEE FBO FRED HECK TRUST C/O WILLIAM FILBRUN
2421 ADIRONDACK TR
KETTERING, OH 45409-1906                                                           13,425.52           5.65%

ARMADA SMALL/MID CAP VALUE FUND I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        2,238,841.33          55.44%

ARMADA SMALL/MID CAP VALUE FUND I SHARES
SHELDON & CO TTEE C/O NATIONAL CITY BANK
PO BOX 94777
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4777                                                        1,519,034.79          37.62%

ARMADA TAX EXMPT MONEY MARKET A SHARES
NATIONAL CITY MI/IL FBO CORPORATE SWEEP CUSTOMER CASH
MANAGEMENT OERATIONS
770 W BROAD STREET
COLUMBUS OH  43222-1419                                                        42,008,000.00          17.60%

ARMADA TAX EXMPT MONEY MARKET A SHARES
FIRST CLEARING CORPORATION
PO BOX 6629
GLEN ALLEN VA  23058-6629                                                     100,070,831.08          41.93%

ARMADA TAX EXMPT MONEY MARKET A SHARES
NATIONAL CITY BANK FBO CORPORATE AUTOSWEEP
770 W BROAD ST
COLUMBUS OH  43222-1419                                                        25,912,000.00          10.86%

ARMADA TAX EXMPT MONEY MARKET A SHARES
NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
770 W BROAD STREET
COLUMBUS OH  43222-1419                                                        30,813,110.62          12.91%


FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA TAX EXMPT MONEY MARKET I SHARES
NATIONAL CITY BANK OPERATIONS CENTER
3RD FLOOR NORTH ANNEX
4100 W. 150TH STREET
CLEVELAND OH  44135-1389                                                      431,614,029.54          84.87%

ARMADA TAX EXMPT MONEY MARKET I SHARES
NATIONAL CITY BANK TRUST OPERATIONS
OPERATIONS CENTER 3RD FLOOR NORTH ANNEX
4100 W 150TH STREET
CLEVELAND OH  44135-1389                                                       53,704,310.40          10.56%

ARMADA TAX MANAGED EQUITY A SHARES
NFSC FEBO
ALLISON P VANHARTESVELDT
3141 N QUINCY ST
ARLINGTON VA  22207-4144                                                           81,486.97           6.59%

ARMADA TAX MANAGED EQUITY A SHARES
FIRST CLEARING CORPORATION
ANTHONY S TAYLOR
6919 NORMANCREST CT
CENTERVILLE OH  45459-3130                                                         71,271.60           5.77%


ARMADA TAX MANAGED EQUITY C SHARES
FIRST CLEARING CORPORATION
FLORENCE DIXON
PO BOX 119
COOKSBURG PA  16217-0119                                                            3,973.84           6.15%


ARMADA TAX MANAGED EQUITY C SHARES
FIRST CLEARING CORPORATION
KENNETH A OTTO & MERILEE W OTTO
1710 ROOD POINT ROAD
MUSKEGON MI  49441-4849                                                             7,421.15          11.49%


ARMADA TAX MANAGED EQUITY C SHARES
FIRST CLEARING CORPORATION
ROSALIA H STOJOVIC
1787 E 33RD STREET
CLEVELAND OH  44114-4517                                                            5,397.18           8.36%


ARMADA TAX MANAGED EQUITY C SHARES
FIRST CLEARING CORPORATION
DOROTHY L ACKERS
6700 CINCINNATI/ZANESVILLE RD
RUSHVILLE OH  43150-9641                                                            3,570.20           5.53%


FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA TAX MANAGED EQUITY C SHARES
FIRST CLEARING CORPORATION
LINDA M LUPEAR TRUST LINDA LUPEAR TTEE
2919 N COUNTY RD 425
E DANVILLE IN  46122-8383                                                           3,599.36           5.57%

ARMADA TAX MANAGED EQUITY FD H SHARES
FIRST CLEARING CORPORATION
NEAL L WOESSNER & JANICE F WOESSNER
64 CRESTVIEW DR
OSWEGO IL  60543-9512                                                               2,265.53          20.77%

ARMADA TAX MANAGED EQUITY FD H SHARES
FIRST CLEARING CORPORATION
ESTATE OF DAVID F CAUGHEY RUTH C BLAIR EXECUTRIX
2721 HOMESTEAD DR
ERIE PA  16506-2127                                                                 8,150.32          74.72%

ARMADA TAX MANAGED EQUITY I SHARES
SHELDON & CO TTEE C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        6,554,867.89          48.35%

ARMADA TAX MANAGED EQUITY I SHARES
SHELDON & CO TTEE C/O NATIONAL CITY BANK
PO BOX 94777
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4777                                                        6,166,089.88          45.49%

ARMADA TOTAL RETURN ADVANTAGE A SHARES
FIRST CLEARING CORPORATION
CURTIS E LESMEISTER (IRA) FCC AS CUSTODIAN
2311 MEADOW DRIVE
LOUISVILLE KY  40218-1332                                                          20,778.38           5.72%

ARMADA TOTAL RETURN ADVANTAGE B SHARES
R DELA CRUZ PROFIT SHARING PLAN RENATO DELA CRUZ, MD
30 S 4TH ST
MARTINS FERRY OH  43935-1456                                                        6,142.66           7.21%

ARMADA TOTAL RETURN ADVANTAGE B SHARES
FIRST CLEARING CORPORATION
DONALD P HAMILTON SR IRA FCC AS CUSTODIAN
164 SOUTH DETROIT AVE
TOLEDO OH  43609-2017                                                               5,586.91           6.56%

ARMADA TOTAL RETURN ADVANTAGE C SHARES
RAYMOND JAMES & ASSOC INC FBO
ROTHENBERG IRA
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100                                                        1,993.53           6.05%


FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA TOTAL RETURN ADVANTAGE C SHARES
STONEY HOLLOW TIRE, INC. 401(K)
PLA DAVID B KNOWLSON
ATTN: EARL BUONO PERSONAL AND CONFIDENTIAL
1ST & HANOVER STREETS, PO BOX 310
MARTINS FERRY OH  43935                                                             1,878.54           5.70%

ARMADA TOTAL RETURN ADVANTAGE C SHARES
ROBERT W BAIRD & CO. INC.
777 EAST WISCONSIN AVENUE
MILWAUKEE WI  53202-5300                                                            8,195.29          24.88%

ARMADA TOTAL RETURN ADVANTAGE C SHARES
ROBERT W BAIRD & CO. INC.
777 EAST WISCONSIN AVENUE
MILWAUKEE WI  53202-5300                                                            2,731.77           8.29%

ARMADA TOTAL RETURN ADVANTAGE H SHARES
JUDITH A LUNDQUIST
424 BYRD ST
CENTRALIA WA  98531-5106                                                              541.03           7.26%

ARMADA TOTAL RETURN ADVANTAGE H SHARES
CARRIE F MENDENHALL TOD
BENEFICIARY ON FILE SUBJECT TO BFDS TOD RULES
1720 LONG ST
CLEARWATER FL  33755-3633                                                           2,380.89          31.95%

ARMADA TOTAL RETURN ADVANTAGE H SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE ROLLOVER IRA OF JANET R MCKAY
15834 NE 91ST WAY
REDMOND WA  98052-7515                                                              1,448.15          19.43%

ARMADA TOTAL RETURN ADVANTAGE H SHARES
FAHNESTOCK & CO INC
CUSTODIAN FBO KAREN A LOVE RLVR IRA
541 FRAZIER ST
RIVER ROUGE MI  48218-1026                                                          1,819.61          24.42%

ARMADA TOTAL RETURN ADVANTAGE H SHARES
FIRST CLEARING CORPORATION
SOUTH SUBURBAN MONTESSORI CAPITAL IMPROVEMENT FUND
4450 OAKES RD # 6
BRECKSVILLE OH  44141-2562                                                          1,180.13          15.84%

ARMADA TOTAL RETURN ADVANTAGE I SHARES
SHELDON & CO. (REINV)
ATTN: TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                       10,607,242.24          48.54%


FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA TOTAL RETURN ADVANTAGE I SHARES
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                        4,968,924.62          22.74%

ARMADA TOTAL RETURN ADVANTAGE I SHARES
SHELDON & CO TTEE C/O NATIONAL CITY BANK
PO BOX 94777
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4777                                                        5,457,241.03          24.97%

ARMADA TREASURY MONEY MARKET A SHARES
NATIONAL CITY MI/IL
FBO CORPORATE SWEEP CUSTOMER CASH MANAGEMENT OERATIONS
770 W BROAD STREET
COLUMBUS OH  43222-1419                                                         3,405,000.00          21.24%

ARMADA TREASURY MONEY MARKET A SHARES
WHEAT FIRST SECURITIES
PO BOX 6629
GLEN ALLEN VA  23058-6629                                                       9,200,693.25          57.38%

ARMADA TREASURY MONEY MARKET A SHARES
NATIONAL CITY BANK FBO PCG/RETAIL SWEEP CUSTOMER
770 W BROAD ST
COLUMBUS OH  43222-1419                                                         1,308,796.92           8.16%

ARMADA TREASURY MONEY MARKET I SHARES
NATIONAL CITY BANK
4100 W 150TH ST
OPERATIONS CENTER 3RD FLOOR NORTH ANNEX
CLEVELAND OH  44135-1389                                                      623,622,800.57          98.30%

ARMADA TREASURY PL MONEY MKT A SHARES
ALBERT E BEUSCHER HEIDI ERLANDSEN JTWROS
8462 SUMMERDALE RD UNIT C
SAN DIEGO CA  92126-5422                                                           11,563.72           5.58%

ARMADA TREASURY PL MONEY MKT A SHARES
SARASOTA SAILING SQUADRON INC
P O BOX 1927
SARASOTA FL  34230-1927                                                            70,178.85          33.86%

ARMADA TREASURY PL MONEY MKT A SHARES
SARASOTA SAILING SQUADRON INC
P O BOX 1927
SARASOTA FL  34230-1927                                                           106,380.47          51.32%


FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA TREASURY PL MONEY MKT I SHARES
NATIONAL CITY MONEY MARKET UNIT
4100 W 150TH ST
CLEVELAND OH  44135-1389                                                        8,427,273.23           5.77%

ARMADA TREASURY PL MONEY MKT I SHARES
NATIONAL CITY INDIANA TRUST OPERATIONS MONEY MARKET
PO BOX 94777
CLEVELAND OH  44101-4777                                                      131,807,674.51          90.18%

ARMADA US GOVERNMENT INCOME C SHARES
FIRST CLEARING CORPORATION
HARRY J JAHNKE MARY LOUISE JAHNKE
2025 E LINCOLN ST APT 3123
BLOOMINGTON IL  61701-5995                                                          4,549.65           5.65%

ARMADA US GOVERNMENT INCOME C SHARES
FIRST CLEARING CORPORATION
JOSEPH F HEILMAN (IRA) FCC AS CUSTODIAN
756 KISKI PARK DR
APOLLO PA  15613-9609                                                               9,699.62          12.04%

ARMADA US GOVERNMENT INCOME H SHARES
FIRST CLEARING CORPORATION
EMMAREE K MARTIN
207 WINDSOR CT APT 30
MARYSVILLE OH  43040-1564                                                           3,071.82           6.86%

ARMADA US GOVERNMENT INCOME H SHARES
FIRST CLEARING CORPORATION
WALTER SCOTT SMITH & LAURA I SMITH JT TEN
200 LAUREL LAKE DR E397
HUDSON OH  44236-2156                                                               3,772.97           8.43%

ARMADA US GOVERNMENT INCOME H SHARES
FIRST CLEARING CORPORATION
BETTY L HARLAN
521 TOLLIS PKWY APT 393
BROADVIEW HEIGHTS OH  44147-1817                                                    4,145.08           9.26%

ARMADA US GOVERNMENT INCOME H SHARES
FIRST CLEARING CORPORATION
CORA L SKOWRONSKI MARGARET MILLER
521 TOLLIS PARKWAY #393
BROADVIEW HTS OH  44147-1817                                                        6,268.51          14.01%

ARMADA US GOVERNMENT INCOME H SHARES
FIRST CLEARING CORPORATION
NORTHERN RCR & RCR SERVICES DFND BNFT PLN U/A DTD 06-29-99
ATTN: JAN CHRIST
1451 E 33RD STREET
CLEVELAND, OH 44114-4082                                                            8,699.46          19.44%


FUND NAME AND CLASS/SHAREHOLDER                                            SHARES OUTSTANDING      PERCENTAGE
ARMADA US GOVERNMENT INCOME H SHARES
FIRST CLEARING CORPORATION
THE WATERBURY FAM REV TR U/T/A 11/11/99
550 VALKARIA RD SE
PALM BAY FL  32909-6113                                                             5,311.71          11.87%

ARMADA US GOVERNMENT INCOME H SHARES
FIRST CLEARING CORPORATION
ROBERT K STUDEBAKER IRA FCC AS CUSTODIAN
168 YUCCA DRIVE
PALM SPRINGS CA  92264-6466                                                         3,099.17           6.92%

ARMADA US GOVERNMENT INCOME H SHARES
FIRST CLEARING CORPORATION
DELORES M HODGE IRA FCC AS CUSTODIAN
2403 11TH STREET
WINTHROP HARBOR IL  60096-1512                                                      3,102.38           6.93%

ARMADA US GOVERNMENT INCOME H SHARES
FIRST CLEARING CORPORATION
MARY ANN ALLEN (IRA) FCC AS CUSTODIAN
5739 HAVERHILL DR
LANSING MI  48911-4807                                                              2,717.30           6.07%

ARMADA US GOVERNMENT INCOME I SHARES
NATIONAL CITY BANK ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984                                                        2,405,159.22          13.52%

ARMADA US GOVERNMENT INCOME I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        1,975,502.71          11.10%

ARMADA US GOVERNMENT INCOME I SHARES
SHELDON & CO TTEE C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        9,314,009.58          52.34%

ARMADA US GOVERNMENT INCOME I SHARES
SHELDON & CO C/O NATIONAL CITY BANK TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777                                                        3,877,343.25          21.79%

                                   APPENDIX A
                                   ----------

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS
-------------------------

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

         R-1      Prime Credit Quality

         R-2      Adequate Credit Quality

         R-3      Speculative

         All three DBRS rating categories for short-term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

         "R-2 (high)", "R-2 (middle)", "R-2 (low)" - Short-term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

         "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

LONG-TERM CREDIT RATINGS
------------------------

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

         The following summarizes the ratings used by DBRS for long-term debt:

         "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

         "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

         "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

         "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

         "BB" - Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

         "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

         "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B". Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

         "D" - This category indicates bonds in default of either interest or principal.

         ("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS
------------------------------------------------

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             o Positive means that a rating may be raised.
             o Negative means that a rating may be lowered.
             o Stable means that a rating is not likely to change.
             o Developing means a rating may be raised or lowered.
             o N.M. means not meaningful.

MOODY'S

        WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

        RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of an issuers rating over the medium term. Rating outlooks fall into the following four categories: Positive, Negative, Stable and Developing (contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, Moody's written research will describe any differences in the outlooks for the issuer and the reasons for these differences. If no outlook is present, the following designations will be used: Rating(s) Under Review or No Outlook. Rating(s) Under Review indicates that the issuer has one or more ratings under review for possible change, and this over-rides the Outlook designation. If an analyst has not yet assigned an Outlook, then No Outlook will be displayed.

FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

DBRS

RATING TRENDS

         With the exception of ratings in the securitization area, each DBRS rating is appended with a rating trend. Rating trends give the investor an understanding of DBRS' opinion regarding the outlook for the rating in question, with trends falling into one of three categories - Positive, Negative or Stable. Ratings in the securitization area are not given trends because these ratings are determined by the parameters on each transaction, for which the issues are relatively black and white - these parameters are either met or not. When trends are used, they give an indication of what direction the rating in question is headed should the given conditions and tendencies continue.

         Although the trend opinion is often heavily based on an evaluation of the issuing entity or guarantor itself, DBRS also considers the outlook for the industry or industries in which the entity operates and to varying degrees, specific terms of an issue or its hierarchy in the capital structure when assigning trends. DBRS assigns trends to each security, rather than to the issuing entity, as some rating classification scales are broader than others and the duration and ranking of securities can impact the strengths and challenges that affect the entity. As a result, it is not unusual for securities of the same entity to have different trends; however, the presence of a Positive trend and a Negative trend on securities issued by the same entity is a rare occurrence.

RATING ACTIONS

         In addition to confirming ratings, releasing new ratings or making rating changes, other DBRS rating actions include:

          SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. In order for a complete credit quality assessment, DBRS requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any changes in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating possible without the cooperation of management. DBRS will suspend ratings when the level of concern reaches a point that an informed rating opinion of the credit quality of the outstanding obligation cannot be provided.

         DISCONTINUED RATINGS: When an entity retires all of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS will normally discontinue its rating on the security in question. Should the entity ultimately reconsider its decision and re-issue new debt, the rating will be re-instated pending a full review of the credit quality of the issuer.

         It should be noted that there are cases when DBRS will assign a rating even if there is no outstanding debt obligation and the entity in question has no firm plans to issue debt in the future. These cases are often driven by the fact that assigning a rating to the "non-security" provides support to other DBRS ratings, either in the same entity or within the same family of companies. Such ratings are generally referred to as "corporate ratings" and are not publicly disclosed by DBRS.

         RATINGS "UNDER REVIEW" : DBRS maintains continuous surveillance of all rated entities; therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under
Review". Ratings may also be placed "Under Review" by DBRS when changes in credit status occur for any other reason that brings DBRS to the conclusion that the present ratings may no longer be appropriate.

         Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications", indicating DBRS' preliminary evaluation of the impact on the credit quality of the issuer/security. As such, the ratings that were in effect prior to the review process can be used as the basis for the relative credit quality implications. It must be stressed that a rating change will not necessarily result from the review process.

MUNICIPAL NOTE RATINGS
----------------------

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS
--------------------

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B
                                   ----------

         As stated in the Prospectus, the Small Cap Value, Large Cap Growth, Equity Income, Small Cap Growth, International Equity, S&P 500 Index, Tax Managed Equity and Balanced Allocation Funds (the "Funds") may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

INTEREST RATE FUTURES CONTRACTS

         USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

         DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

         EXAMPLE OF FUTURES CONTRACT SALE. The Fund may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The adviser wants to fix the current market value of this fund security until some point in the future. Assume the fund security has a market value of 100, and the adviser believes that because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of
98. If the market value of the fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five point loss in the market value of the fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the fund securities, including the fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         EXAMPLE OF FUTURES CONTRACT PURCHASE. The Fund may engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of a expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

         The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the Fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

INDEX FUTURES CONTRACTS

         GENERAL. A bond or stock index assigns relative values to the bonds or stocks included in the index which fluctuates with changes in the market values of the bonds or stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's Ratings Group 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks.

         Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         The Fund may sell index futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

         In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.

MARGIN PAYMENTS

         Unlike purchase or sales of fund securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures by the Fund as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the advisers. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser.

         Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisers may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Fund is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

         The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

OTHER MATTERS

         Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                   APPENDIX C
                                   ----------

                   NATIONAL CITY INVESTMENT MANAGEMENT COMPANY

                       PROXY VOTING POLICY AND PROCEDURES

                                  JULY 7, 2003

The purpose of these proxy voting policy and procedures is to ensure that National City Investment Management Company ("IMC") and the subsidiary banks of National City Corporation (the "Banks") fulfill their responsibility to their clients in connection with the voting of proxies. IMC and the Banks view the voting of proxies as an integral part of their investment management responsibility. The general principle of this Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

NEW ACCOUNT PROCEDURES
----------------------

IMC's standard Investment Management Agreement conveys the authority to vote proxies to IMC. When the agreement states that the client has delegated proxy-voting authority to IMC, IMC will vote such proxies in accordance with this Proxy Voting Policy. In the event the client makes a written request that IMC vote in accordance with such client's proxy voting policy and provides this proxy voting policy to IMC, IMC will vote as instructed. In the event a contract is silent on the matter, IMC should get written confirmation from such client as to its preference, where possible. IMC will assume proxy voting responsibilities in those situations where the contract is silent and the client has provided no further instructions as to its preferences.

PROXY HANDLING PROCEDURES
-------------------------

With respect to those proxies for which IMC and any of the Banks have authority to vote, such votes will be determined by a proxy voting committee (the "Committee"). This Committee will consist of the members of the National City Institutional Asset Management Trust Investment Policy Committee ("TIPC"). The Committee shall be appointed by the Boards of Directors of the Banks. The same fiduciary standards apply to both the Banks and IMC with respect to proxy voting, therefore, it is appropriate that the Committee determine how to vote proxies for the clients of both IMC and the Banks.

The Committee will meet no less frequently than monthly (unless otherwise agreed) to discuss the proxy votes for upcoming shareholders meetings. So long as a quorum is present, such meetings may take place in person and/or via telephone conference call. Notice given shall be reasonable under the circumstances. The Committee may also determine proxy votes by written consent of all members.

The Committee will appoint one or more Proxy Administrators, each of whom shall be an officer of IMC, to assist in the administration of proxy material and record the minutes of the Committee meeting. IMC and the Banks are authorized to engage the services of a proxy voting service (the "Service") to assist the Committee in the voting, research, and record-keeping associated with its proxy voting responsibilities.

The Committee delegates to the Proxy Administrators the duty to review the proxy issues and the Service's recommendations with respect to such issues. "Routine Matters" are those issues in the proxy statement for which the Service recommends that such proxy be voted in accordance with the proxy voting guidelines attached hereto as EXHIBIT A (the "Guidelines"). "Non-routine Matters" are those issues in the proxy statement for which the Guidelines are silent, or for which the Service's recommendation is not to vote in accordance with the Guidelines. The Committee may also designate a Routine Matter as a Non-routine Matter.

The Proxy Administrators are responsible for reviewing each proxy issue prior to the Committee's monthly meeting. The Proxy Administrators are also responsible for ensuring that all proxies for which the Committee has authority to vote are voted, and that such votes were cast in accordance with the Committee's instructions.

AUTHORITY TO VOTE PROXIES
-------------------------

The Committee adopts the Guidelines, attached hereto as EXHIBIT A, and authorizes the Service to act as its voting agent. As a general matter, the Committee will instruct the Service to vote all Routine Matters in accordance with the Guidelines. Non-routine Matters will be voted in accordance with the instructions of the Committee. The Committee will decide Non-routine Matters by majority vote of the committee members present, but only in the event a quorum is in attendance. The Committee reserves the right, in all circumstances, not to vote in accordance with such Guidelines if the Committee determines that the vote recommended and/or cast is not in the best interests of the clients. The Committee remains solely responsible for determining how to vote each proxy.

In the event that IMC or any of the subsidiary banks of National City Corporation have contractually agreed to vote proxies on behalf of a client in accordance with the client's proxy voting guidelines, the client guidelines will be followed.

The Committee will document the rationale for its vote in its minutes for all Non-routine Matters. The Proxy Administrators will maintain a record of the proxy voting decisions made by the Committee.

For Non-routine Matters, the Committee will determine how to vote such proxy by considering a number of factors, including, but not limited to:

o Publicly available  information
o Research provided by the Service

o Industry practices
o Any  special  circumstances  relating  to the  company
o Advice  from  portfolio managers  or  investment  professionals
o Advice  from  legal  counsel
o Market conditions
o Industry trends

Ultimately, any such decision must be made based on a determination that the vote being cast will be in the best interests of the shareholders.

In the event that the cost of voting certain proxy issues outweighs the benefits, the Committee is not required to vote such proxies. Such situations include, but are not limited to, the following:

o the proxy is written in a language other than English and no translation has been provided;
o the proxy require  overseas  travel  in order to vote;  or
o securities on loan must be recalled in order to vote and either the vote relates to a routine matter or he amount of securities on loan are DE MINIMUS when compared to the company's total outstanding shares.

CONFLICTS OF INTEREST

A conflict of interest occurs when the interests of National City Corporation, its affiliates, and the interests of their employees, officers and directors, interfere in any way with the interests of their clients. The Committee is committed to avoiding all situations that might lead to a real or apparent material conflict between (i) the interests of National City Corporation, its affiliates, the interest of their employees, officers and directors, and (ii) the Committee's proxy voting responsibilities. Any position or interest, financial or otherwise, which could materially conflict with the Committee's responsibilities to vote proxies, or which affects or could reasonably be expected to affect the Committee's independence or judgment concerning how to vote proxies that the Committee has the discretion to vote, would be considered a conflict of interest. A material conflict of interest may also arise between the self interest of a committee member and his or her duties and responsibilities as a member of the Committee. This policy and procedures are meant to prevent material conflicts of interests from affecting the manner in which the Committee votes proxies.

Identification of Conflicts of Interest: It is acknowledged that the IMC and the Banks have publicly-traded affiliates, and proxies required to be voted with respect to such affiliates shall be voted in accordance with the Guidelines with respect to all Routine Matters. With respect to investment company clients, conflicts may arise involving investment adviser or the underwriter. In such cases we will follow the Guidelines described herein, including the procedures for handling conflicts of interest.

In the event that the Committee as a whole determines that it may have a material conflict of interest with respect to a Non-routine Matter, the Committee may vote such matter vote in accordance with the recommendation of the Service.

Any attempt by any employee, officer, or director of National City Corporation or its affiliates to influence the Committee or any of its members in determining how to vote on a particular issue shall be reported in writing to the Committee. Any such action shall be considered a breach of National City's Code of Ethics and shall be reported by the Committee to the Manager of Regulatory Risk Management for National City Corporation.

The Committee and each of its members have a responsibility to avoid material conflicts of interest, or the appearance of any conflicts of interest. A Committee member may recuse himself or herself from the Committee's consideration of a particular proxy issue in the event that member has determined that he or she may have a conflict of interest either personally or professionally that would impair his or her independence or judgment in deciding how to vote. The Committee may also exclude a Committee member from voting on a particular issue or issues if the Committee determines that the member has or may have a conflict of interest that would affect his or her ability to vote the proxy in the best interests of the client. Such exclusion may only take place if two-thirds of the Committee members present at such meeting, except the one for whom exclusion is being requested, agree to exclude such member.

The Committee may determine, in its discretion, whether additional action is necessary to determine whether committee members may have conflicts of interests, personal or professional, that would affect their ability to vote proxies in the best interest of the clients. The Committee may also take action it deems necessary to determine whether there is a real or apparent material conflict between (i) the interests of National City Corporation, its affiliates, the interest of their employees, officers and directors and (ii) the Committee's proxy-voting responsibilities. This may include requesting that employees and officers of National City Corporation and its affiliated entities answer questions designed to elicit whether a material conflict of interest may exist.

Materiality: When determining whether a conflict is material, the Committee may take into account financial considerations. For example, when the Committee is asked to vote on an issue with respect to a publicly-traded company for which an affiliate of IMC provides services, the affiliate's relationship may be considered material if the revenue generated by such relationship exceeds 1% of that affiliate's annual revenue.

REVIEW OF POLICY

         THIS POLICY SHALL BE REVIEWED, UPDATED AND APPROVED BY THE COMMITTEE ON AN ANNUAL BASIS TO ENSURE THAT IT REMAINS IN COMPLIANCE WITH ITS FIDUCIARY RESPONSIBILITIES, AND THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION AND THE OFFICE OF THE COMPTROLLER OF THE CURRENCY.

RECORDKEEPING
-------------

The Proxy Administrators will retain for such time periods set forth in the SEC Rule 206(4)-6, promulgated under the Advisers Act:


     (1) A copy of this proxy voting policy and procedures
     (2) All proxy statements regarding client securities
     (3) All records of votes cast on behalf of clients
     (4) All records of client requests for proxy voting information
     (5) All minutes of TIPC setting forth the basis for any proxy voting decision, and any other documents prepared on behalf of TIPC material to a proxy voting decision.

Any client requests for copies of the proxy voting policy and procedures shall be directed to the Proxy Administrators, and shall be provided to any such client within a reasonable amount of time.

                                    EXHIBIT A
                         SUMMARY PROXY VOTING GUIDELINES

1. OPERATIONAL ITEMS

The Committee recommends voting FOR matters such as the following, as long as the Committee considers the proposals to be reasonable by industry standards and not for the purpose of management entrenchment:

o    Election of Directors in a non-contested election
o    Ratifying Auditors
o    Increasing or decreasing amounts of authorized stock
o    Changing terms of authorized stock
o    Company name changes
o    Stock splits
o    Changing size of board
o    Opting into or out of optional provisions of state corporation laws
o    Changing annual meeting date or location
o    Changing state of incorporation
o Changing bylaws or charter that are of a housekeeping nature (updates or corrections).
o Allowing shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

The Committee recommends generally voting AGAINST matters such as the following:

o Reducing quorum requirements for shareholder meetings below a majority of the shares outstanding absent a compelling reason.
o Shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable
o Approving "other business" when it appears as voting item, when no further details are provided.

2. BOARD OF DIRECTORS

VOTING, BOARD COMPOSITION AND CONTROL ISSUES

The Committee favors the following resolutions, as long as the proposal is reasonable by industry standards, that: (i) improve shareholder democracy; (ii) reduce the likelihood of management entrenchment or conflict-of-interest; or
(iii) are likely to make management more responsive to the concerns of institutional shareholders. Therefore:

The Committee recommends a vote FOR:

o    Confidential voting
o    Independent Audit Committees

o    Independent Nominating Committees
o    Independent Compensation Committees
o    Auditors at annual meetings
o    Requiring information on proponents of shareholder resolutions
o    Fixing  the  board  size or  designating  a range  for the  board  size.
o    Repealing classified boards and electing all directors annually
o Creation of "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
o Creation of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
o Creation of a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholders and (ii) it is not designed to preserve the voting power of an insider or significant shareholder
o    Reduction of the par value of common stock.
o Implementing a reverse stock split when the number of authorized shares will be proportionately reduced.
o    Implementing a reverse stock split to avoid delisting.
o Instituting open-market share repurchase plans in which all shareholders may participate on equal terms.
o Increasing the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as considered reasonable in the opinion of the Committee.

The Committee recommends a vote AGAINST:

o    Blank check preferred stock
o    Classifying the board
o "Fair Price" provisions requiring greater than a majority vote of all shares
o    Greenmail
o    Preemptive rights
o    Supermajority voting requirements
o    Proposals to eliminate cumulative voting*
o Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision making Targeted share placements (PLACING BLOCKS OF SECURITIES WITH FRIENDLY THIRD PARTIES)
o    Poison Pills
o    Limiting shareholders' right to act by written consent
o    Limiting shareholders' right to call meetings
o    Requiring inclusion of abstentions in voting results
o    Repricing of "underwater" options
o Shareholder proposals to impose a mandatory retirement age for outside directors.
o Giving management the ability to alter the size of the board outside of a specified range without shareholder approval

* The Committee should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

The Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:

o Required representation of specific gender, race, or interest groups on board
o    Age or term limits for directors
o    Same person holding more than one office
o Shareholder requests for changes in voting requirements not otherwise covered in these guidelines

With respect to specific issues relating to director and officer indemnification and liability protection, the Committee recommends voting as follows:

The Committee recommends voting FOR

o    Restoring shareholder ability to remove directors with or without cause.
o    Permitting shareholders to elect directors to fill board vacancies.
o    Requiring that a majority or more of directors be independent.
o Expanded liability and indemnification coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
     (i) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) Only the director's legal expenses would be covered.

The Committee recommends voting AGAINST:

o Expanding indemnification coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
o Eliminating entirely directors' and officers' liability for monetary damages for violating the duty of care.
o    Shareholder proposals requiring two candidates per board seat.
o Allowing only continuing directors may elect replacements to fill board vacancies.
o    Proposals that directors may be removed only for cause.
o    Shareholder proposals to limit the tenure of outside directors.
o Mandating a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

3. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS
The  Committee   recommends   voting  FOR  proposals  to  restore,   or  provide
shareholders with, rights of appraisal.

4. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. The Committee recommends voting FOR proposals to restore voting rights to the control shares. The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

CONTROL SHARE CASHOUT PROVISIONS
The Committee recommends voting FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS
The Committee recommends voting FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Generally, the Committee recommends voting AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS
The Committee recommends voting FOR proposals to opt out of state freezeout provisions.

STAKEHOLDER PROVISIONS
The Committee recommends voting AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

5. EXECUTIVE AND DIRECTOR COMPENSATION

The Committee generally favors compensation programs that relate management compensation to long-term performance.

As long as the Committee considers them to be reasonable by industry standards and have been approved by a compensation committee composed of independent directors, the Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:

o    Stock option plans
o    Restricted stock bonus plans
o    Director stock ownership proposals
o    Executive compensation proposals

STOCK PLANS IN LIEU OF CASH

The Committee recommends voting FOR plans which provide a dollar-for-dollar cash for stock exchange.

DIRECTOR RETIREMENT PLANS
The  Committee  recommends  voting  AGAINST  retirement  plans  for  nonemployee
directors.   The  Committee  recommends  voting  FOR  shareholder  proposals  to eliminate retirement plans for nonemployee directors.

EMPLOYEE STOCK PURCHASE PLANS
The Committee recommends voting FOR employee stock purchase plans where all of the following apply:

   1.   Purchase price is at least 85 percent of fair market value
   2.   Offering period is 27 months or less, and
   3.   Potential voting power dilution (VPD) is ten percent or less.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

The Committee recommends voting FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
The Committee recommends voting FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
The Committee will generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
The Committee recommends voting FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS
The Committee recommends voting FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, the Committee recommends voting FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
The Committee recommends voting AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

The Committee recommends voting AGAINST shareholder proposals requiring director fees be paid in stock only.
The Committee recommends voting FOR shareholder proposals to put option repricings to a shareholder vote.

OPTION EXPENSING
The Committee recommends voting AGAINST shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

GOLDEN AND TIN PARACHUTES
The Committee recommends voting FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

6. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY
As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further specific social policies by:

o    Requiring reports that go beyond standard industry practice.
o Restricting the company's ability to do business in any location or with any particular group.
o Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

7.  ENVIRONMENT AND ENERGY

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

o    The company's level of disclosure lags that of its competitors, or
o The company has a poor environmental track record, such as violations of federal and state regulations.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o The company is in compliance with laws governing corporate political activities, and
o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

The Committee recommends voting AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws have reporting requirements.
The Committee recommends voting AGAINST proposals disallowing the company from making political contributions.
The Committee recommends voting AGAINST proposals restricting the company from making charitable contributions.
The Committee recommends voting AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

The Committee recommends voting AGAINST proposals to implement the China Principles unless:

o There are serious controversies surrounding the company's China operations, and
o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS
The Committee recommends voting AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

NUCLEAR WEAPONS
The Committee recommends voting AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION
Generally  vote  FOR  reports  on  a  company's   involvement  in   spaced-based
weaponization unless: the information is already publicly available or the disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:

     1. The board composition is reasonably inclusive in relation to companies of similar size and business or
     2. The board already reports on its nominating procedures and diversity initiatives.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally  vote  FOR  reports   outlining  the  company's   affirmative   action
initiatives unless all of the following apply:

     1. The company has well-documented equal opportunity programs
     2. The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
     3. The company has no recent EEO-related violations or litigation.

The Committee recommends voting AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     1. The composition of senior management and the board is fairly inclusive
     2. The company has well-documented programs addressing diversity initiatives and leadership development
     3. The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
     4. The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION
The Committee recommends voting AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

8. MUTUAL FUND PROXIES

APPROVE NEW CLASSES OR SERIES OF SHARES
The Committee recommends voting FOR the establishment of new classes or series of shares.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
The Committee recommends voting AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

The Committee recommends voting AGAINST any of the following changes:

o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
o Removal of shareholder approval requirement for amendments to the new declaration of trust
o Removal of shareholder approval requirement to make material changes to amend the fund's management contract, such as increasing management fees; changes that are non-material include decreasing management fees, and changes to administrative responsibilities that do not have the effect of increasing total advisory and administrative fees under the contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
o Removal of shareholder approval requirement to change the domicile of the fund

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT
SHAREHOLDER APPROVAL
The Committee recommends voting AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.